UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

This report on Form N-CSR relates solely to the Registrant's Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, and Fidelity Total International Equity Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-9.03%	4.84%	-1.19%
Class T (incl. 3.50% sales charge)	-7.04%	5.06%	-1.09%
Class B (incl. contingent deferred sales charge) B	-8.99%	4.94%	-1.04%
Class C (incl. contingent deferred sales charge) C	-5.19%	5.26%	-1.04%

A From May 8, 2008.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -3.48%, -3.67%, -4.23% and -4.24%, respectively (excluding sales charges), outperforming the -8.16% return of the MSCI EM (Emerging Market) Europe, Middle East and Africa Index. Security selection in financials and telecommunications services helped the fund's relative performance, with the top two contributors being an out-of-benchmark position in HSBC Bank and good timing with Dubai Financial Market. HSBC served as a counterparty for investments in consumer staples companies in Saudi Arabia, a country that doesn't allow foreign investment in Saudi firms. My strategy focused on overweighting investments in countries that I call "free riders," which aren't tied to other economies but have benefited from the global decline in the cost of capital. I favored "free riders" over countries and companies tied to growth in China or those closely aligned with "anchor" countries, meaning developed countries like the United States or those in the European Union. I underweighted resources-heavy Russia and South Africa. Conversely, stock selection in materials hurt relative performance, with the biggest individual detractor being an investment in South African gold producer AngloGold Ashanti.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2014, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.54%
Actual		$ 1,000.00	$ 997.80	$ 7.75
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class T	1.90%
Actual		$ 1,000.00	$ 996.70	$ 9.56
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.38%
Actual		$ 1,000.00	$ 994.50	$ 11.96
HypotheticalA		$ 1,000.00	$ 1,013.21	$ 12.08
Class C	2.40%
Actual		$ 1,000.00	$ 994.40	$ 12.06
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 1,000.00	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,000.00	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
South Africa 43.1%
Russia 20.1%
Turkey 5.5%
Poland 5.1%
United Arab Emirates 4.6%
United Kingdom 4.0%
Qatar 3.0%
Romania 1.9%
Greece 1.6%
Other* 11.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
South Africa 39.1%
Russia 21.1%
Poland 6.6%
United Arab Emirates 5.2%
United Kingdom 4.4%
Qatar 2.5%
United States of America* 2.3%
Czech Republic 2.3%
Turkey 2.3%
Other 14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	97.7
Short-Term Investments and Net Other Assets (Liabilities)	0.1	2.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.4	6.2
Naspers Ltd. Class N (South Africa, Media)	5.8	4.4
Gazprom OAO sponsored ADR (Reg. S) (Russia, Oil, Gas & Consumable Fuels)	5.3	5.1
LUKOIL Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.3	4.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	3.8	3.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Banks)	3.1	3.6
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.7	2.2
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.2
Bank Polska Kasa Opieki SA (Poland, Banks)	2.6	3.1
Standard Bank Group Ltd. (South Africa, Banks)	2.5	2.5
	40.1
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.4	36.7
Energy	18.5	18.7
Consumer Discretionary	12.6	9.6
Telecommunication Services	10.1	10.8
Consumer Staples	9.1	8.4
Materials	6.2	8.1
Health Care	3.5	2.6
Industrials	3.2	2.5
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Austria - 0.5%
CA Immobilien Anlagen AG	31,700	$ 606,797
Bermuda - 0.4%
Aquarius Platinum Ltd. (a)	1,967,700	522,710
Botswana - 0.3%
First National Bank of Botswana Ltd.	814,358	319,114
Canada - 0.2%
Africa Oil Corp. (a)	86,600	275,848
Croatia - 0.3%
Ledo d.d.	263	361,058
Czech Republic - 1.5%
Komercni Banka A/S	8,305	1,778,933
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	444,242
Greece - 1.6%
Fourlis Holdings SA (a)	130,500	513,503
Jumbo SA	53,036	581,543
Karelia Tobacco Co., Inc.	1,970	481,398
Sarantis SA	37,800	331,583
TOTAL GREECE		1,908,027
Hungary - 0.3%
FHB Land Credit & Mortgage Bank (a)	138,000	402,441
Kenya - 1.2%
British American Tobacco Kenya Ltd.	31,700	371,399
Kenya Commercial Bank Ltd.	756,500	465,148
Safaricom Ltd.	4,416,544	602,368
TOTAL KENYA		1,438,915
Kuwait - 1.3%
Gulf Bank (a)	502,300	588,498
Kuwait Food Co. (Americana)	95,250	1,010,924
TOTAL KUWAIT		1,599,422
Lithuania - 0.5%
Apranga AB (a)	163,766	537,685
Luxembourg - 0.5%
Pegas NONWOVENS SA	20,400	583,544
Common Stocks - continued
	Shares	Value
Nigeria - 0.9%
FBN Holdings PLC	6,000,000	$ 419,439
Zenith Bank PLC	5,284,656	676,334
TOTAL NIGERIA		1,095,773
Oman - 1.0%
BankMuscat SAOG (a)	145,000	265,143
National Bank of Oman (a)	945,224	893,666
TOTAL OMAN		1,158,809
Pakistan - 1.3%
Indus Motor Co. Ltd.	47,000	373,522
Pak Suzuki Motors	247,200	819,695
United Bank Ltd.	190,000	363,436
TOTAL PAKISTAN		1,556,653
Poland - 5.1%
Bank Handlowy w Warszawie SA	62,000	2,094,085
Bank Polska Kasa Opieki SA	58,600	3,062,790
Orbis SA	40,000	435,818
Powszechny Zaklad Ubezpieczen SA	3,500	524,590
TOTAL POLAND		6,117,283
Qatar - 3.0%
Al Meera Consumer Goods Co. (a)	7,996	407,974
Commercial Bank of Qatar (a)	66,748	1,354,554
Qatar National Bank SAQ (a)	30,850	1,815,478
TOTAL QATAR		3,578,006
Romania - 1.9%
Banca Transilvania SA (a)	1,751,868	897,500
Bursa de Valori Bucuresti (a)	73,404	619,461
SNP Petrom SA	5,839,899	726,803
TOTAL ROMANIA		2,243,764
Russia - 16.5%
Gazprom OAO sponsored ADR (Reg. S)	948,200	6,284,670
LUKOIL Oil Co.	8,300	409,112
LUKOIL Oil Co. sponsored ADR (United Kingdom)	96,695	4,747,725
Magnit OJSC (a)	6,800	1,881,412
Megafon OJSC GDR	38,800	907,920
NOVATEK OAO GDR (Reg. S)	8,325	894,105
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation) (a)	2,109,500	$ 3,738,811
Vozrozhdenie Bank (a)	90,200	878,716
TOTAL RUSSIA		19,742,471
Slovenia - 0.4%
Krka dd Novo mesto	6,700	528,955
South Africa - 43.1%
AngloGold Ashanti Ltd. (a)	191,000	1,596,175
Ascendis Health Ltd.	210,000	313,198
Aspen Pharmacare Holdings Ltd.	67,800	2,418,480
Cashbuild Ltd.	71,700	1,007,593
Clicks Group Ltd.	329,220	2,241,612
DRDGOLD Ltd.	3,820,214	1,063,022
FirstRand Ltd.	744,300	3,185,109
Grand Parade Investments Ltd. (a)	727,000	468,639
Harmony Gold Mining Co. Ltd. (a)	347,600	561,510
Holdsport Ltd.	165,400	682,237
Hulamin Ltd. (a)	896,200	552,520
MTN Group Ltd.	401,950	8,891,935
Murray & Roberts Holdings Ltd.	112,700	231,434
Nampak Ltd.	618,100	2,520,089
Naspers Ltd. Class N	56,300	7,006,472
Pioneer Foods Ltd.	152,200	1,642,086
Raubex Group Ltd.	599,600	1,212,274
Remgro Ltd.	134,000	3,073,444
RMB Holdings Ltd.	184,600	1,024,444
Sasol Ltd.	92,000	4,594,042
Shoprite Holdings Ltd.	120,100	1,739,802
Standard Bank Group Ltd.	239,363	3,011,094
Telkom SA Ltd. (a)	142,800	758,165
Vodacom Group Ltd.	77,200	936,710
Zeder Investments Ltd.	1,590,847	836,548
TOTAL SOUTH AFRICA		51,568,634
Turkey - 5.5%
Aselsan A/S	219,000	995,163
Brisa Bridgestone S.A.B. Las San	197,000	804,787
Gubre Fabrikalari TAS	298,000	564,452
Koc Holding A/S	275,850	1,408,633
Logo Yazilim Sanayi Ve Ticar (a)	32,328	379,619
Common Stocks - continued
	Shares	Value
Turkey - continued
Pinar Sut Mamulleri Sanayi A/S	42,000	$ 404,382
Turkiye Garanti Bankasi A/S	505,000	1,970,961
TOTAL TURKEY		6,527,997
United Arab Emirates - 4.6%
Agthia Group PJSC	300,000	537,435
Aldar Properties PJSC (a)	1,409,585	1,228,062
Emaar Properties PJSC (a)	437,227	1,190,381
First Gulf Bank PJSC	270,138	1,334,877
SHUAA Capital PSC (a)	4,749,942	1,269,927
TOTAL UNITED ARAB EMIRATES		5,560,682
United Kingdom - 4.0%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(c)	14,236	412,765
Al Noor Hospitals Group PLC	30,100	490,658
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(c)	12,900	230,544
Aldrees Petroleum & Transport ELS (HSBC Warrant Program) warrants 2/7/17 (a)(c)	40,399	581,905
Fawaz Abdulaziz Alhokair & Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	10,300	320,853
Halwani Bros. Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	11,262	236,392
NMC Health PLC	68,700	544,002
Saudi Vitrified Clay Pipe Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	12,000	333,892
Saudia Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/26/15 (a)(c)	19,000	617,845
The Savola Group ELS (HSBC Warrant Program) warrants 2/2/15 (a)(c)	19,000	432,542
United International Transportation Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	30,667	605,043
TOTAL UNITED KINGDOM		4,806,441
TOTAL COMMON STOCKS (Cost $105,022,785)		115,264,204
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas (a)	3,820,100	$ 2,619,698
Tatneft OAO (a)	505,500	1,695,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,855,159)		4,315,658
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 0.11% (b) (Cost $309,902)	309,902	309,902
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $109,187,846)		119,889,764
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(200,037)
NET ASSETS - 100%		$ 119,689,727
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,771,781, or 3.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,968
Fidelity Securities Lending Cash Central Fund	5,426
Total	$ 7,394
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,825,962	$ 13,815,038	$ -	$ 1,010,924
Consumer Staples	10,844,383	10,844,383	-	-
Energy	22,247,963	17,653,921	4,594,042	-
Financials	43,661,562	37,918,820	5,742,742	-
Health Care	4,295,293	4,295,293	-	-
Industrials	3,847,504	3,847,504	-	-
Information Technology	379,619	379,619	-	-
Materials	7,380,478	4,159,771	3,220,707	-
Telecommunication Services	12,097,098	12,097,098	-	-
Money Market Funds	309,902	309,902	-	-
Total Investments in Securities:	$ 119,889,764	$ 105,321,349	$ 13,557,491	$ 1,010,924

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,965,445
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $108,877,944)	$ 119,579,862
Fidelity Central Funds (cost $309,902)	309,902
Total Investments (cost $109,187,846)		$ 119,889,764
Foreign currency held at value (cost $4)		3
Receivable for investments sold		126,670
Receivable for fund shares sold		99,736
Dividends receivable		109,030
Distributions receivable from Fidelity Central Funds		159
Prepaid expenses		310
Receivable from investment adviser for expense reductions		11
Other receivables		3
Total assets		120,225,686

Liabilities
Payable for investments purchased	$ 141,325
Payable for fund shares redeemed	102,074
Accrued management fee	79,618
Transfer agent fee payable	28,392
Distribution and service plan fees payable	8,448
Other affiliated payables	5,157
Custody fee payable	53,865
Audit fee payable	44,097
Other payables and accrued expenses	72,983
Total liabilities		535,959

Net Assets		$ 119,689,727
Net Assets consist of:
Paid in capital		$ 113,793,553
Undistributed net investment income		1,899,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,642,175)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,639,302
Net Assets		$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,888,563 ÷ 872,420 shares)	$ 9.04

Maximum offering price per share (100/94.25 of $9.04)	$ 9.59
Class T: Net Asset Value and redemption price per share ($2,465,386 ÷ 273,748 shares)	$ 9.01

Maximum offering price per share (100/96.50 of $9.01)	$ 9.34
Class B: Net Asset Value and offering price per share ($294,400 ÷ 32,537 shares)A	$ 9.05

Class C: Net Asset Value and offering price per share ($6,661,556 ÷ 745,824 shares)A	$ 8.93

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($96,783,557 ÷ 10,660,010 shares)	$ 9.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,596,265 ÷ 616,521 shares)	$ 9.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 4,542,500
Income from Fidelity Central Funds		7,394
Income before foreign taxes withheld		4,549,894
Less foreign taxes withheld		(564,289)
Total income		3,985,605

Expenses
Management fee	$ 1,047,346
Transfer agent fees	354,075
Distribution and service plan fees	107,916
Accounting and security lending fees	67,810
Custodian fees and expenses	166,959
Independent trustees' compensation	543
Registration fees	79,271
Audit	64,358
Legal	481
Miscellaneous	1,160
Total expenses before reductions	1,889,919
Expense reductions	(1,916)	1,888,003
Net investment income (loss)		2,097,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $55,716)	(4,138,146)
Foreign currency transactions	(96,262)
Total net realized gain (loss)		(4,234,408)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $62,368)	(2,799,835)
Assets and liabilities in foreign currencies	(11,085)
Total change in net unrealized appreciation (depreciation)		(2,810,920)
Net gain (loss)		(7,045,328)
Net increase (decrease) in net assets resulting from operations		$ (4,947,726)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,097,602	$ 2,849,848
Net realized gain (loss)	(4,234,408)	425,876
Change in net unrealized appreciation (depreciation)	(2,810,920)	11,151,522
Net increase (decrease) in net assets resulting from operations	(4,947,726)	14,427,246
Distributions to shareholders from net investment income	(1,921,556)	(2,689,985)
Distributions to shareholders from net realized gain	-	(1,184,624)
Total distributions	(1,921,556)	(3,874,609)
Share transactions - net increase (decrease)	(15,497,892)	(9,097,663)
Redemption fees	42,040	52,524
Total increase (decrease) in net assets	(22,325,134)	1,507,498

Net Assets
Beginning of period	142,014,861	140,507,363
End of period (including undistributed net investment income of $1,899,047 and undistributed net investment income of $1,897,738, respectively)	$ 119,689,727	$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Income from Investment Operations
Net investment income (loss) C	.13	.16	.18	.16F	.07
Net realized and unrealized gain (loss)	(.46)	.85	.34	(.70)	1.70
Total from investment operations	(.33)	1.01	.52	(.54)	1.77
Distributions from net investment income	(.12)	(.15)	(.15)	(.08)	(.04)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.12)	(.23) I	(.15)	(.10)	(.07) J
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Total ReturnA, B	(3.48)%	11.75%	6.38%	(6.05)%	24.66%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.64%	1.62%	1.60%	1.69%
Expenses net of fee waivers, if any	1.60%	1.63%	1.62%	1.56%	1.50%
Expenses net of all reductions	1.60%	1.62%	1.60%	1.51%	1.38%
Net investment income (loss)	1.45%	1.82%	2.09%	1.70% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,889	$ 10,883	$ 8,934	$ 10,260	$ 10,045
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Income from Investment Operations
Net investment income (loss) C	.11	.14	.15	.13F	.06
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.71)	1.69
Total from investment operations	(.35)	.98	.50	(.58)	1.75
Distributions from net investment income	(.10)	(.12)	(.13)	(.07)	(.03)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.10)	(.20) I	(.13)	(.08) J	(.05)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Total ReturnA, B	(3.67)%	11.42%	6.14%	(6.42)%	24.44%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.93%	1.89%	1.87%	1.95%
Expenses net of fee waivers, if any	1.90%	1.90%	1.89%	1.84%	1.75%
Expenses net of all reductions	1.90%	1.88%	1.86%	1.78%	1.62%
Net investment income (loss)	1.15%	1.55%	1.82%	1.42% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 3,465	$ 3,336	$ 3,502	$ 3,114
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.09F	.02
Net realized and unrealized gain (loss)	(.46)	.85	.35	(.71)	1.68
Total from investment operations	(.40)	.94	.46	(.62)	1.70
Distributions from net investment income	(.05)	(.06)	(.06)	(.02)	-
Distributions from net realized gain	-	(.07)	-	(.01)	(.01)
Total distributions	(.05)	(.13)	(.06)	(.03)	(.01)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Total ReturnA, B	(4.23)%	10.94%	5.56%	(6.85)%	23.72%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.38%	2.37%	2.47%
Expenses net of fee waivers, if any	2.40%	2.40%	2.38%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.12%
Net investment income (loss)	.65%	1.05%	1.33%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294	$ 388	$ 441	$ 539	$ 822
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.08F	.02
Net realized and unrealized gain (loss)	(.46)	.83	.35	(.69)	1.67
Total from investment operations	(.40)	.92	.46	(.61)	1.69
Distributions from net investment income	(.06)	(.08)	(.08)	(.05)	(.01)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.06)	(.15)	(.08)	(.06) I	(.03)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Total ReturnA, B	(4.24)%	10.83%	5.68%	(6.79)%	23.61%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.37%	2.36%	2.45%
Expenses net of fee waivers, if any	2.40%	2.40%	2.37%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.13%
Net investment income (loss)	.65%	1.05%	1.34%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,662	$ 6,782	$ 7,770	$ 6,650	$ 5,151
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.18	.20	.18E	.09
Net realized and unrealized gain (loss)	(.47)	.84	.35	(.71)	1.70
Total from investment operations	(.31)	1.02	.55	(.53)	1.79
Distributions from net investment income	(.13)	(.18)	(.17)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.13)	(.25)	(.17)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.21)%	11.90%	6.81%	(5.91)%	24.92%
Ratios to Average Net Assets C, F
Expenses before reductions	1.37%	1.40%	1.37%	1.35%	1.45%
Expenses net of fee waivers, if any	1.37%	1.40%	1.37%	1.31%	1.25%
Expenses net of all reductions	1.37%	1.38%	1.34%	1.25%	1.12%
Net investment income (loss)	1.68%	2.05%	2.34%	1.95% E	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,784	$ 110,265	$ 111,441	$ 114,117	$ 140,270
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.19	.21	.19E	.09
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.72)	1.70
Total from investment operations	(.30)	1.03	.56	(.53)	1.79
Distributions from net investment income	(.14)	(.19)	(.18)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.14)	(.26)	(.18)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.09)%	12.05%	6.93%	(5.91)%	24.95%
Ratios to Average Net Assets C, F
Expenses before reductions	1.26%	1.30%	1.28%	1.26%	1.34%
Expenses net of fee waivers, if any	1.26%	1.30%	1.28%	1.24%	1.25%
Expenses net of all reductions	1.26%	1.28%	1.25%	1.19%	1.13%
Net investment income (loss)	1.79%	2.15%	2.43%	2.02% E	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 10,231	$ 8,586	$ 7,633	$ 7,171
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,933,818
Gross unrealized depreciation	(13,301,769)
Net unrealized appreciation (depreciation) on securities	$ 9,632,049

Tax Cost	$ 110,257,715

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,385,005
Capital loss carryforward	$ (6,057,255)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,630,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(373,258)
Long-term	(4,059,292)
Total no expiration	(4,432,550)
Total capital loss carryforward	$ (6,057,255)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,921,556	$ 3,874,609

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,109,257 and $63,629,040, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,843	$ 1,208
Class T	.25%	.25%	13,280	23
Class B	.75%	.25%	3,284	2,463
Class C	.75%	.25%	66,509	10,322
			$ 107,916	$ 14,016

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,260
Class T	1,500
Class B*	445
Class C*	319
$ 17,524

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,172.25
Class T	8,709.33
Class B	995.30
Class C	20,260.30
Emerging Europe, Middle East, Africa (EMEA)	287,461.28
Institutional Class	11,478.17
	$ 354,075

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,567.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $215 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities is disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,426. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 595

In addition, the investment adviser reimbursed a portion of the fund's operating expenses during the period in the amount of $1,064.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $257 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 138,741	$ 155,525
Class T	39,254	46,756
Class B	1,980	2,757
Class C	46,648	69,716
Emerging Europe, Middle East, Africa (EMEA)	1,537,065	2,222,632
Institutional Class	157,868	192,599
Total	$ 1,921,556	$ 2,689,985
From net realized gain
Class A	$ -	$ 76,218
Class T	-	28,360
Class B	-	3,579
Class C	-	66,141
Emerging Europe, Middle East, Africa (EMEA)	-	934,516
Institutional Class	-	75,810
Total	$ -	$ 1,184,624

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	315,373	422,392	$ 2,918,425	$ 3,786,551
Reinvestment of distributions	11,698	20,821	104,929	182,599
Shares redeemed	(601,453)	(321,728)	(5,463,762)	(2,828,311)
Net increase (decrease)	(274,382)	121,485	$ (2,440,408)	$ 1,140,839
Class T
Shares sold	101,639	88,958	$ 928,488	$ 793,473
Reinvestment of distributions	4,323	8,485	38,736	74,325
Shares redeemed	(198,384)	(115,399)	(1,797,181)	(1,019,893)
Net increase (decrease)	(92,422)	(17,956)	$ (829,957)	$ (152,095)
Class B
Shares sold	4,359	10,659	$ 39,785	$ 95,440
Reinvestment of distributions	219	679	1,980	5,999
Shares redeemed	(12,911)	(21,228)	(117,435)	(189,688)
Net increase (decrease)	(8,333)	(9,890)	$ (75,670)	$ (88,249)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Emerging Europe, Middle East, Africa (EMEA)
Class C
Shares sold	241,646	249,509	$ 2,211,783	$ 2,176,685
Reinvestment of distributions	3,905	12,615	34,875	110,128
Shares redeemed	(221,913)	(441,523)	(2,006,697)	(3,878,247)
Net increase (decrease)	23,638	(179,399)	$ 239,961	$ (1,591,434)
Shares sold	2,719,041	4,724,612	$ 24,959,563	$ 42,683,733
Reinvestment of distributions	162,803	341,639	1,463,600	2,999,595
Shares redeemed	(3,802,325)	(6,228,497)	(34,854,232)	(55,025,066)
Net increase (decrease)	(920,481)	(1,162,246)	$ (8,431,069)	$ (9,341,738)
Institutional Class
Shares sold	374,756	478,817	$ 3,428,841	$ 4,308,546
Reinvestment of distributions	8,639	10,415	77,579	91,338
Shares redeemed	(841,493)	(396,145)	(7,467,169)	(3,464,870)
Net increase (decrease)	(458,098)	93,087	$ (3,960,749)	$ 935,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.135	$0.039
Class T	12/08/14	12/05/14	$0.125	$0.039
Class B	12/08/14	12/05/14	$0.059	$0.039
Class C	12/08/14	12/05/14	$0.078	$0.039

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.0956	$0.0491
Class T	12/09/13	$0.0859	$0.0491
Class B	12/09/13	$0.0552	$0.0491
Class C	12/09/13	$0.0632	$0.0491

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEME-UANN-1214
1.861988.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-3.09%	6.42%	0.03%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned -3.09%, outperforming the -8.16% return of the MSCI EM (Emerging Market) Europe, Middle East and Africa Index. Security selection in financials and telecommunications services helped the fund's relative performance, with the top two contributors being an out-of-benchmark position in HSBC Bank and good timing with Dubai Financial Market. HSBC served as a counterparty for investments in consumer staples companies in Saudi Arabia, a country that doesn't allow foreign investment in Saudi firms. My strategy focused on overweighting investments in countries that I call "free riders," which aren't tied to other economies but have benefited from the global decline in the cost of capital. I favored "free riders" over countries and companies tied to growth in China or those closely aligned with "anchor" countries, meaning developed countries like the United States or those in the European Union. I underweighted resources-heavy Russia and South Africa. Conversely, stock selection in materials hurt relative performance, with the biggest individual detractor being an investment in South African gold producer AngloGold Ashanti.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2014, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.54%
Actual		$ 1,000.00	$ 997.80	$ 7.75
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class T	1.90%
Actual		$ 1,000.00	$ 996.70	$ 9.56
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.38%
Actual		$ 1,000.00	$ 994.50	$ 11.96
HypotheticalA		$ 1,000.00	$ 1,013.21	$ 12.08
Class C	2.40%
Actual		$ 1,000.00	$ 994.40	$ 12.06
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 1,000.00	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,000.00	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
South Africa 43.1%
Russia 20.1%
Turkey 5.5%
Poland 5.1%
United Arab Emirates 4.6%
United Kingdom 4.0%
Qatar 3.0%
Romania 1.9%
Greece 1.6%
Other* 11.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
South Africa 39.1%
Russia 21.1%
Poland 6.6%
United Arab Emirates 5.2%
United Kingdom 4.4%
Qatar 2.5%
United States of America* 2.3%
Czech Republic 2.3%
Turkey 2.3%
Other 14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	97.7
Short-Term Investments and Net Other Assets (Liabilities)	0.1	2.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.4	6.2
Naspers Ltd. Class N (South Africa, Media)	5.8	4.4
Gazprom OAO sponsored ADR (Reg. S) (Russia, Oil, Gas & Consumable Fuels)	5.3	5.1
LUKOIL Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.3	4.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	3.8	3.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Banks)	3.1	3.6
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.7	2.2
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.2
Bank Polska Kasa Opieki SA (Poland, Banks)	2.6	3.1
Standard Bank Group Ltd. (South Africa, Banks)	2.5	2.5
	40.1
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.4	36.7
Energy	18.5	18.7
Consumer Discretionary	12.6	9.6
Telecommunication Services	10.1	10.8
Consumer Staples	9.1	8.4
Materials	6.2	8.1
Health Care	3.5	2.6
Industrials	3.2	2.5
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Austria - 0.5%
CA Immobilien Anlagen AG	31,700	$ 606,797
Bermuda - 0.4%
Aquarius Platinum Ltd. (a)	1,967,700	522,710
Botswana - 0.3%
First National Bank of Botswana Ltd.	814,358	319,114
Canada - 0.2%
Africa Oil Corp. (a)	86,600	275,848
Croatia - 0.3%
Ledo d.d.	263	361,058
Czech Republic - 1.5%
Komercni Banka A/S	8,305	1,778,933
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	444,242
Greece - 1.6%
Fourlis Holdings SA (a)	130,500	513,503
Jumbo SA	53,036	581,543
Karelia Tobacco Co., Inc.	1,970	481,398
Sarantis SA	37,800	331,583
TOTAL GREECE		1,908,027
Hungary - 0.3%
FHB Land Credit & Mortgage Bank (a)	138,000	402,441
Kenya - 1.2%
British American Tobacco Kenya Ltd.	31,700	371,399
Kenya Commercial Bank Ltd.	756,500	465,148
Safaricom Ltd.	4,416,544	602,368
TOTAL KENYA		1,438,915
Kuwait - 1.3%
Gulf Bank (a)	502,300	588,498
Kuwait Food Co. (Americana)	95,250	1,010,924
TOTAL KUWAIT		1,599,422
Lithuania - 0.5%
Apranga AB (a)	163,766	537,685
Luxembourg - 0.5%
Pegas NONWOVENS SA	20,400	583,544
Common Stocks - continued
	Shares	Value
Nigeria - 0.9%
FBN Holdings PLC	6,000,000	$ 419,439
Zenith Bank PLC	5,284,656	676,334
TOTAL NIGERIA		1,095,773
Oman - 1.0%
BankMuscat SAOG (a)	145,000	265,143
National Bank of Oman (a)	945,224	893,666
TOTAL OMAN		1,158,809
Pakistan - 1.3%
Indus Motor Co. Ltd.	47,000	373,522
Pak Suzuki Motors	247,200	819,695
United Bank Ltd.	190,000	363,436
TOTAL PAKISTAN		1,556,653
Poland - 5.1%
Bank Handlowy w Warszawie SA	62,000	2,094,085
Bank Polska Kasa Opieki SA	58,600	3,062,790
Orbis SA	40,000	435,818
Powszechny Zaklad Ubezpieczen SA	3,500	524,590
TOTAL POLAND		6,117,283
Qatar - 3.0%
Al Meera Consumer Goods Co. (a)	7,996	407,974
Commercial Bank of Qatar (a)	66,748	1,354,554
Qatar National Bank SAQ (a)	30,850	1,815,478
TOTAL QATAR		3,578,006
Romania - 1.9%
Banca Transilvania SA (a)	1,751,868	897,500
Bursa de Valori Bucuresti (a)	73,404	619,461
SNP Petrom SA	5,839,899	726,803
TOTAL ROMANIA		2,243,764
Russia - 16.5%
Gazprom OAO sponsored ADR (Reg. S)	948,200	6,284,670
LUKOIL Oil Co.	8,300	409,112
LUKOIL Oil Co. sponsored ADR (United Kingdom)	96,695	4,747,725
Magnit OJSC (a)	6,800	1,881,412
Megafon OJSC GDR	38,800	907,920
NOVATEK OAO GDR (Reg. S)	8,325	894,105
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation) (a)	2,109,500	$ 3,738,811
Vozrozhdenie Bank (a)	90,200	878,716
TOTAL RUSSIA		19,742,471
Slovenia - 0.4%
Krka dd Novo mesto	6,700	528,955
South Africa - 43.1%
AngloGold Ashanti Ltd. (a)	191,000	1,596,175
Ascendis Health Ltd.	210,000	313,198
Aspen Pharmacare Holdings Ltd.	67,800	2,418,480
Cashbuild Ltd.	71,700	1,007,593
Clicks Group Ltd.	329,220	2,241,612
DRDGOLD Ltd.	3,820,214	1,063,022
FirstRand Ltd.	744,300	3,185,109
Grand Parade Investments Ltd. (a)	727,000	468,639
Harmony Gold Mining Co. Ltd. (a)	347,600	561,510
Holdsport Ltd.	165,400	682,237
Hulamin Ltd. (a)	896,200	552,520
MTN Group Ltd.	401,950	8,891,935
Murray & Roberts Holdings Ltd.	112,700	231,434
Nampak Ltd.	618,100	2,520,089
Naspers Ltd. Class N	56,300	7,006,472
Pioneer Foods Ltd.	152,200	1,642,086
Raubex Group Ltd.	599,600	1,212,274
Remgro Ltd.	134,000	3,073,444
RMB Holdings Ltd.	184,600	1,024,444
Sasol Ltd.	92,000	4,594,042
Shoprite Holdings Ltd.	120,100	1,739,802
Standard Bank Group Ltd.	239,363	3,011,094
Telkom SA Ltd. (a)	142,800	758,165
Vodacom Group Ltd.	77,200	936,710
Zeder Investments Ltd.	1,590,847	836,548
TOTAL SOUTH AFRICA		51,568,634
Turkey - 5.5%
Aselsan A/S	219,000	995,163
Brisa Bridgestone S.A.B. Las San	197,000	804,787
Gubre Fabrikalari TAS	298,000	564,452
Koc Holding A/S	275,850	1,408,633
Logo Yazilim Sanayi Ve Ticar (a)	32,328	379,619
Common Stocks - continued
	Shares	Value
Turkey - continued
Pinar Sut Mamulleri Sanayi A/S	42,000	$ 404,382
Turkiye Garanti Bankasi A/S	505,000	1,970,961
TOTAL TURKEY		6,527,997
United Arab Emirates - 4.6%
Agthia Group PJSC	300,000	537,435
Aldar Properties PJSC (a)	1,409,585	1,228,062
Emaar Properties PJSC (a)	437,227	1,190,381
First Gulf Bank PJSC	270,138	1,334,877
SHUAA Capital PSC (a)	4,749,942	1,269,927
TOTAL UNITED ARAB EMIRATES		5,560,682
United Kingdom - 4.0%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(c)	14,236	412,765
Al Noor Hospitals Group PLC	30,100	490,658
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(c)	12,900	230,544
Aldrees Petroleum & Transport ELS (HSBC Warrant Program) warrants 2/7/17 (a)(c)	40,399	581,905
Fawaz Abdulaziz Alhokair & Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	10,300	320,853
Halwani Bros. Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	11,262	236,392
NMC Health PLC	68,700	544,002
Saudi Vitrified Clay Pipe Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	12,000	333,892
Saudia Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/26/15 (a)(c)	19,000	617,845
The Savola Group ELS (HSBC Warrant Program) warrants 2/2/15 (a)(c)	19,000	432,542
United International Transportation Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	30,667	605,043
TOTAL UNITED KINGDOM		4,806,441
TOTAL COMMON STOCKS (Cost $105,022,785)		115,264,204
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas (a)	3,820,100	$ 2,619,698
Tatneft OAO (a)	505,500	1,695,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,855,159)		4,315,658
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 0.11% (b) (Cost $309,902)	309,902	309,902
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $109,187,846)		119,889,764
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(200,037)
NET ASSETS - 100%		$ 119,689,727
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,771,781, or 3.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,968
Fidelity Securities Lending Cash Central Fund	5,426
Total	$ 7,394
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,825,962	$ 13,815,038	$ -	$ 1,010,924
Consumer Staples	10,844,383	10,844,383	-	-
Energy	22,247,963	17,653,921	4,594,042	-
Financials	43,661,562	37,918,820	5,742,742	-
Health Care	4,295,293	4,295,293	-	-
Industrials	3,847,504	3,847,504	-	-
Information Technology	379,619	379,619	-	-
Materials	7,380,478	4,159,771	3,220,707	-
Telecommunication Services	12,097,098	12,097,098	-	-
Money Market Funds	309,902	309,902	-	-
Total Investments in Securities:	$ 119,889,764	$ 105,321,349	$ 13,557,491	$ 1,010,924

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,965,445
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $108,877,944)	$ 119,579,862
Fidelity Central Funds (cost $309,902)	309,902
Total Investments (cost $109,187,846)		$ 119,889,764
Foreign currency held at value (cost $4)		3
Receivable for investments sold		126,670
Receivable for fund shares sold		99,736
Dividends receivable		109,030
Distributions receivable from Fidelity Central Funds		159
Prepaid expenses		310
Receivable from investment adviser for expense reductions		11
Other receivables		3
Total assets		120,225,686

Liabilities
Payable for investments purchased	$ 141,325
Payable for fund shares redeemed	102,074
Accrued management fee	79,618
Transfer agent fee payable	28,392
Distribution and service plan fees payable	8,448
Other affiliated payables	5,157
Custody fee payable	53,865
Audit fee payable	44,097
Other payables and accrued expenses	72,983
Total liabilities		535,959

Net Assets		$ 119,689,727
Net Assets consist of:
Paid in capital		$ 113,793,553
Undistributed net investment income		1,899,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,642,175)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,639,302
Net Assets		$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,888,563 ÷ 872,420 shares)	$ 9.04

Maximum offering price per share (100/94.25 of $9.04)	$ 9.59
Class T: Net Asset Value and redemption price per share ($2,465,386 ÷ 273,748 shares)	$ 9.01

Maximum offering price per share (100/96.50 of $9.01)	$ 9.34
Class B: Net Asset Value and offering price per share ($294,400 ÷ 32,537 shares)A	$ 9.05

Class C: Net Asset Value and offering price per share ($6,661,556 ÷ 745,824 shares)A	$ 8.93

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($96,783,557 ÷ 10,660,010 shares)	$ 9.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,596,265 ÷ 616,521 shares)	$ 9.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 4,542,500
Income from Fidelity Central Funds		7,394
Income before foreign taxes withheld		4,549,894
Less foreign taxes withheld		(564,289)
Total income		3,985,605

Expenses
Management fee	$ 1,047,346
Transfer agent fees	354,075
Distribution and service plan fees	107,916
Accounting and security lending fees	67,810
Custodian fees and expenses	166,959
Independent trustees' compensation	543
Registration fees	79,271
Audit	64,358
Legal	481
Miscellaneous	1,160
Total expenses before reductions	1,889,919
Expense reductions	(1,916)	1,888,003
Net investment income (loss)		2,097,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $55,716)	(4,138,146)
Foreign currency transactions	(96,262)
Total net realized gain (loss)		(4,234,408)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $62,368)	(2,799,835)
Assets and liabilities in foreign currencies	(11,085)
Total change in net unrealized appreciation (depreciation)		(2,810,920)
Net gain (loss)		(7,045,328)
Net increase (decrease) in net assets resulting from operations		$ (4,947,726)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,097,602	$ 2,849,848
Net realized gain (loss)	(4,234,408)	425,876
Change in net unrealized appreciation (depreciation)	(2,810,920)	11,151,522
Net increase (decrease) in net assets resulting from operations	(4,947,726)	14,427,246
Distributions to shareholders from net investment income	(1,921,556)	(2,689,985)
Distributions to shareholders from net realized gain	-	(1,184,624)
Total distributions	(1,921,556)	(3,874,609)
Share transactions - net increase (decrease)	(15,497,892)	(9,097,663)
Redemption fees	42,040	52,524
Total increase (decrease) in net assets	(22,325,134)	1,507,498

Net Assets
Beginning of period	142,014,861	140,507,363
End of period (including undistributed net investment income of $1,899,047 and undistributed net investment income of $1,897,738, respectively)	$ 119,689,727	$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Income from Investment Operations
Net investment income (loss) C	.13	.16	.18	.16F	.07
Net realized and unrealized gain (loss)	(.46)	.85	.34	(.70)	1.70
Total from investment operations	(.33)	1.01	.52	(.54)	1.77
Distributions from net investment income	(.12)	(.15)	(.15)	(.08)	(.04)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.12)	(.23) I	(.15)	(.10)	(.07) J
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Total ReturnA, B	(3.48)%	11.75%	6.38%	(6.05)%	24.66%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.64%	1.62%	1.60%	1.69%
Expenses net of fee waivers, if any	1.60%	1.63%	1.62%	1.56%	1.50%
Expenses net of all reductions	1.60%	1.62%	1.60%	1.51%	1.38%
Net investment income (loss)	1.45%	1.82%	2.09%	1.70% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,889	$ 10,883	$ 8,934	$ 10,260	$ 10,045
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Income from Investment Operations
Net investment income (loss) C	.11	.14	.15	.13F	.06
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.71)	1.69
Total from investment operations	(.35)	.98	.50	(.58)	1.75
Distributions from net investment income	(.10)	(.12)	(.13)	(.07)	(.03)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.10)	(.20) I	(.13)	(.08) J	(.05)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Total ReturnA, B	(3.67)%	11.42%	6.14%	(6.42)%	24.44%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.93%	1.89%	1.87%	1.95%
Expenses net of fee waivers, if any	1.90%	1.90%	1.89%	1.84%	1.75%
Expenses net of all reductions	1.90%	1.88%	1.86%	1.78%	1.62%
Net investment income (loss)	1.15%	1.55%	1.82%	1.42% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 3,465	$ 3,336	$ 3,502	$ 3,114
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.09F	.02
Net realized and unrealized gain (loss)	(.46)	.85	.35	(.71)	1.68
Total from investment operations	(.40)	.94	.46	(.62)	1.70
Distributions from net investment income	(.05)	(.06)	(.06)	(.02)	-
Distributions from net realized gain	-	(.07)	-	(.01)	(.01)
Total distributions	(.05)	(.13)	(.06)	(.03)	(.01)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Total ReturnA, B	(4.23)%	10.94%	5.56%	(6.85)%	23.72%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.38%	2.37%	2.47%
Expenses net of fee waivers, if any	2.40%	2.40%	2.38%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.12%
Net investment income (loss)	.65%	1.05%	1.33%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294	$ 388	$ 441	$ 539	$ 822
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.08F	.02
Net realized and unrealized gain (loss)	(.46)	.83	.35	(.69)	1.67
Total from investment operations	(.40)	.92	.46	(.61)	1.69
Distributions from net investment income	(.06)	(.08)	(.08)	(.05)	(.01)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.06)	(.15)	(.08)	(.06) I	(.03)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Total ReturnA, B	(4.24)%	10.83%	5.68%	(6.79)%	23.61%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.37%	2.36%	2.45%
Expenses net of fee waivers, if any	2.40%	2.40%	2.37%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.13%
Net investment income (loss)	.65%	1.05%	1.34%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,662	$ 6,782	$ 7,770	$ 6,650	$ 5,151
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.18	.20	.18E	.09
Net realized and unrealized gain (loss)	(.47)	.84	.35	(.71)	1.70
Total from investment operations	(.31)	1.02	.55	(.53)	1.79
Distributions from net investment income	(.13)	(.18)	(.17)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.13)	(.25)	(.17)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.21)%	11.90%	6.81%	(5.91)%	24.92%
Ratios to Average Net Assets C, F
Expenses before reductions	1.37%	1.40%	1.37%	1.35%	1.45%
Expenses net of fee waivers, if any	1.37%	1.40%	1.37%	1.31%	1.25%
Expenses net of all reductions	1.37%	1.38%	1.34%	1.25%	1.12%
Net investment income (loss)	1.68%	2.05%	2.34%	1.95% E	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,784	$ 110,265	$ 111,441	$ 114,117	$ 140,270
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.19	.21	.19E	.09
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.72)	1.70
Total from investment operations	(.30)	1.03	.56	(.53)	1.79
Distributions from net investment income	(.14)	(.19)	(.18)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.14)	(.26)	(.18)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.09)%	12.05%	6.93%	(5.91)%	24.95%
Ratios to Average Net Assets C, F
Expenses before reductions	1.26%	1.30%	1.28%	1.26%	1.34%
Expenses net of fee waivers, if any	1.26%	1.30%	1.28%	1.24%	1.25%
Expenses net of all reductions	1.26%	1.28%	1.25%	1.19%	1.13%
Net investment income (loss)	1.79%	2.15%	2.43%	2.02% E	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 10,231	$ 8,586	$ 7,633	$ 7,171
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,933,818
Gross unrealized depreciation	(13,301,769)
Net unrealized appreciation (depreciation) on securities	$ 9,632,049

Tax Cost	$ 110,257,715

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,385,005
Capital loss carryforward	$ (6,057,255)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,630,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(373,258)
Long-term	(4,059,292)
Total no expiration	(4,432,550)
Total capital loss carryforward	$ (6,057,255)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,921,556	$ 3,874,609

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,109,257 and $63,629,040, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,843	$ 1,208
Class T	.25%	.25%	13,280	23
Class B	.75%	.25%	3,284	2,463
Class C	.75%	.25%	66,509	10,322
			$ 107,916	$ 14,016

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,260
Class T	1,500
Class B*	445
Class C*	319
$ 17,524

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,172.25
Class T	8,709.33
Class B	995.30
Class C	20,260.30
Emerging Europe, Middle East, Africa (EMEA)	287,461.28
Institutional Class	11,478.17
	$ 354,075

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,567.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $215 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities is disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,426. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 595

In addition, the investment adviser reimbursed a portion of the fund's operating expenses during the period in the amount of $1,064.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $257 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 138,741	$ 155,525
Class T	39,254	46,756
Class B	1,980	2,757
Class C	46,648	69,716
Emerging Europe, Middle East, Africa (EMEA)	1,537,065	2,222,632
Institutional Class	157,868	192,599
Total	$ 1,921,556	$ 2,689,985
From net realized gain
Class A	$ -	$ 76,218
Class T	-	28,360
Class B	-	3,579
Class C	-	66,141
Emerging Europe, Middle East, Africa (EMEA)	-	934,516
Institutional Class	-	75,810
Total	$ -	$ 1,184,624

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	315,373	422,392	$ 2,918,425	$ 3,786,551
Reinvestment of distributions	11,698	20,821	104,929	182,599
Shares redeemed	(601,453)	(321,728)	(5,463,762)	(2,828,311)
Net increase (decrease)	(274,382)	121,485	$ (2,440,408)	$ 1,140,839
Class T
Shares sold	101,639	88,958	$ 928,488	$ 793,473
Reinvestment of distributions	4,323	8,485	38,736	74,325
Shares redeemed	(198,384)	(115,399)	(1,797,181)	(1,019,893)
Net increase (decrease)	(92,422)	(17,956)	$ (829,957)	$ (152,095)
Class B
Shares sold	4,359	10,659	$ 39,785	$ 95,440
Reinvestment of distributions	219	679	1,980	5,999
Shares redeemed	(12,911)	(21,228)	(117,435)	(189,688)
Net increase (decrease)	(8,333)	(9,890)	$ (75,670)	$ (88,249)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Emerging Europe, Middle East, Africa (EMEA)
Class C
Shares sold	241,646	249,509	$ 2,211,783	$ 2,176,685
Reinvestment of distributions	3,905	12,615	34,875	110,128
Shares redeemed	(221,913)	(441,523)	(2,006,697)	(3,878,247)
Net increase (decrease)	23,638	(179,399)	$ 239,961	$ (1,591,434)
Shares sold	2,719,041	4,724,612	$ 24,959,563	$ 42,683,733
Reinvestment of distributions	162,803	341,639	1,463,600	2,999,595
Shares redeemed	(3,802,325)	(6,228,497)	(34,854,232)	(55,025,066)
Net increase (decrease)	(920,481)	(1,162,246)	$ (8,431,069)	$ (9,341,738)
Institutional Class
Shares sold	374,756	478,817	$ 3,428,841	$ 4,308,546
Reinvestment of distributions	8,639	10,415	77,579	91,338
Shares redeemed	(841,493)	(396,145)	(7,467,169)	(3,464,870)
Net increase (decrease)	(458,098)	93,087	$ (3,960,749)	$ 935,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa, (EMEA) Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.180	$0.039

Institutional Class designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.1098	$0.0491

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AEMEI-UANN-1214
1.861980.106

Fidelity®

Emerging Europe,
Middle East, Africa (EMEA)

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	-3.21%	6.34%	-0.04%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned -3.21%, outperforming the -8.16% return of the MSCI EM (Emerging Market) Europe, Middle East and Africa Index. Security selection in financials and telecommunications services helped the fund's relative performance, with the top two contributors being an out-of-benchmark position in HSBC Bank and good timing with Dubai Financial Market. HSBC served as counterparty for investments in consumer staples companies in Saudi Arabia, a country that doesn't allow foreign investment in Saudi firms. My strategy focused on overweighting investments in countries that I call "free riders," which aren't tied to other economies but have benefited from the global decline in the cost of capital. These can be frontier countries, where companies with low debt have been able to borrow at cheap interest rates. I favored "free riders" over countries and companies tied to growth in China or those whose prospects are closely aligned with "anchor" countries, meaning developed countries such as the United States or those in the European Union. I underweighted resources-heavy Russia and South Africa. Conversely, stock selection in materials hurt relative performance, with the biggest individual detractor being an investment in South African gold producer AngloGold Ashanti.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2014, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.54%
Actual		$ 1,000.00	$ 997.80	$ 7.75
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class T	1.90%
Actual		$ 1,000.00	$ 996.70	$ 9.56
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class B	2.38%
Actual		$ 1,000.00	$ 994.50	$ 11.96
HypotheticalA		$ 1,000.00	$ 1,013.21	$ 12.08
Class C	2.40%
Actual		$ 1,000.00	$ 994.40	$ 12.06
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Emerging Europe, Middle East, Africa (EMEA)	1.34%
Actual		$ 1,000.00	$ 1,000.00	$ 6.76
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,000.00	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
South Africa 43.1%
Russia 20.1%
Turkey 5.5%
Poland 5.1%
United Arab Emirates 4.6%
United Kingdom 4.0%
Qatar 3.0%
Romania 1.9%
Greece 1.6%
Other* 11.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
South Africa 39.1%
Russia 21.1%
Poland 6.6%
United Arab Emirates 5.2%
United Kingdom 4.4%
Qatar 2.5%
United States of America* 2.3%
Czech Republic 2.3%
Turkey 2.3%
Other 14.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	97.7
Short-Term Investments and Net Other Assets (Liabilities)	0.1	2.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.4	6.2
Naspers Ltd. Class N (South Africa, Media)	5.8	4.4
Gazprom OAO sponsored ADR (Reg. S) (Russia, Oil, Gas & Consumable Fuels)	5.3	5.1
LUKOIL Oil Co. (Russia, Oil, Gas & Consumable Fuels)	4.3	4.3
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	3.8	3.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Banks)	3.1	3.6
FirstRand Ltd. (South Africa, Diversified Financial Services)	2.7	2.2
Remgro Ltd. (South Africa, Diversified Financial Services)	2.6	2.2
Bank Polska Kasa Opieki SA (Poland, Banks)	2.6	3.1
Standard Bank Group Ltd. (South Africa, Banks)	2.5	2.5
	40.1
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.4	36.7
Energy	18.5	18.7
Consumer Discretionary	12.6	9.6
Telecommunication Services	10.1	10.8
Consumer Staples	9.1	8.4
Materials	6.2	8.1
Health Care	3.5	2.6
Industrials	3.2	2.5
Information Technology	0.3	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Austria - 0.5%
CA Immobilien Anlagen AG	31,700	$ 606,797
Bermuda - 0.4%
Aquarius Platinum Ltd. (a)	1,967,700	522,710
Botswana - 0.3%
First National Bank of Botswana Ltd.	814,358	319,114
Canada - 0.2%
Africa Oil Corp. (a)	86,600	275,848
Croatia - 0.3%
Ledo d.d.	263	361,058
Czech Republic - 1.5%
Komercni Banka A/S	8,305	1,778,933
Estonia - 0.4%
Tallinna Kaubamaja AS	70,900	444,242
Greece - 1.6%
Fourlis Holdings SA (a)	130,500	513,503
Jumbo SA	53,036	581,543
Karelia Tobacco Co., Inc.	1,970	481,398
Sarantis SA	37,800	331,583
TOTAL GREECE		1,908,027
Hungary - 0.3%
FHB Land Credit & Mortgage Bank (a)	138,000	402,441
Kenya - 1.2%
British American Tobacco Kenya Ltd.	31,700	371,399
Kenya Commercial Bank Ltd.	756,500	465,148
Safaricom Ltd.	4,416,544	602,368
TOTAL KENYA		1,438,915
Kuwait - 1.3%
Gulf Bank (a)	502,300	588,498
Kuwait Food Co. (Americana)	95,250	1,010,924
TOTAL KUWAIT		1,599,422
Lithuania - 0.5%
Apranga AB (a)	163,766	537,685
Luxembourg - 0.5%
Pegas NONWOVENS SA	20,400	583,544
Common Stocks - continued
	Shares	Value
Nigeria - 0.9%
FBN Holdings PLC	6,000,000	$ 419,439
Zenith Bank PLC	5,284,656	676,334
TOTAL NIGERIA		1,095,773
Oman - 1.0%
BankMuscat SAOG (a)	145,000	265,143
National Bank of Oman (a)	945,224	893,666
TOTAL OMAN		1,158,809
Pakistan - 1.3%
Indus Motor Co. Ltd.	47,000	373,522
Pak Suzuki Motors	247,200	819,695
United Bank Ltd.	190,000	363,436
TOTAL PAKISTAN		1,556,653
Poland - 5.1%
Bank Handlowy w Warszawie SA	62,000	2,094,085
Bank Polska Kasa Opieki SA	58,600	3,062,790
Orbis SA	40,000	435,818
Powszechny Zaklad Ubezpieczen SA	3,500	524,590
TOTAL POLAND		6,117,283
Qatar - 3.0%
Al Meera Consumer Goods Co. (a)	7,996	407,974
Commercial Bank of Qatar (a)	66,748	1,354,554
Qatar National Bank SAQ (a)	30,850	1,815,478
TOTAL QATAR		3,578,006
Romania - 1.9%
Banca Transilvania SA (a)	1,751,868	897,500
Bursa de Valori Bucuresti (a)	73,404	619,461
SNP Petrom SA	5,839,899	726,803
TOTAL ROMANIA		2,243,764
Russia - 16.5%
Gazprom OAO sponsored ADR (Reg. S)	948,200	6,284,670
LUKOIL Oil Co.	8,300	409,112
LUKOIL Oil Co. sponsored ADR (United Kingdom)	96,695	4,747,725
Magnit OJSC (a)	6,800	1,881,412
Megafon OJSC GDR	38,800	907,920
NOVATEK OAO GDR (Reg. S)	8,325	894,105
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank (Savings Bank of the Russian Federation) (a)	2,109,500	$ 3,738,811
Vozrozhdenie Bank (a)	90,200	878,716
TOTAL RUSSIA		19,742,471
Slovenia - 0.4%
Krka dd Novo mesto	6,700	528,955
South Africa - 43.1%
AngloGold Ashanti Ltd. (a)	191,000	1,596,175
Ascendis Health Ltd.	210,000	313,198
Aspen Pharmacare Holdings Ltd.	67,800	2,418,480
Cashbuild Ltd.	71,700	1,007,593
Clicks Group Ltd.	329,220	2,241,612
DRDGOLD Ltd.	3,820,214	1,063,022
FirstRand Ltd.	744,300	3,185,109
Grand Parade Investments Ltd. (a)	727,000	468,639
Harmony Gold Mining Co. Ltd. (a)	347,600	561,510
Holdsport Ltd.	165,400	682,237
Hulamin Ltd. (a)	896,200	552,520
MTN Group Ltd.	401,950	8,891,935
Murray & Roberts Holdings Ltd.	112,700	231,434
Nampak Ltd.	618,100	2,520,089
Naspers Ltd. Class N	56,300	7,006,472
Pioneer Foods Ltd.	152,200	1,642,086
Raubex Group Ltd.	599,600	1,212,274
Remgro Ltd.	134,000	3,073,444
RMB Holdings Ltd.	184,600	1,024,444
Sasol Ltd.	92,000	4,594,042
Shoprite Holdings Ltd.	120,100	1,739,802
Standard Bank Group Ltd.	239,363	3,011,094
Telkom SA Ltd. (a)	142,800	758,165
Vodacom Group Ltd.	77,200	936,710
Zeder Investments Ltd.	1,590,847	836,548
TOTAL SOUTH AFRICA		51,568,634
Turkey - 5.5%
Aselsan A/S	219,000	995,163
Brisa Bridgestone S.A.B. Las San	197,000	804,787
Gubre Fabrikalari TAS	298,000	564,452
Koc Holding A/S	275,850	1,408,633
Logo Yazilim Sanayi Ve Ticar (a)	32,328	379,619
Common Stocks - continued
	Shares	Value
Turkey - continued
Pinar Sut Mamulleri Sanayi A/S	42,000	$ 404,382
Turkiye Garanti Bankasi A/S	505,000	1,970,961
TOTAL TURKEY		6,527,997
United Arab Emirates - 4.6%
Agthia Group PJSC	300,000	537,435
Aldar Properties PJSC (a)	1,409,585	1,228,062
Emaar Properties PJSC (a)	437,227	1,190,381
First Gulf Bank PJSC	270,138	1,334,877
SHUAA Capital PSC (a)	4,749,942	1,269,927
TOTAL UNITED ARAB EMIRATES		5,560,682
United Kingdom - 4.0%
Abdullah Al Othaim Markets Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(c)	14,236	412,765
Al Noor Hospitals Group PLC	30,100	490,658
Alabama Khaleej Training & Education ELS (HSBC Bank Warrant Program) warrants 7/18/16 (a)(c)	12,900	230,544
Aldrees Petroleum & Transport ELS (HSBC Warrant Program) warrants 2/7/17 (a)(c)	40,399	581,905
Fawaz Abdulaziz Alhokair & Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	10,300	320,853
Halwani Bros. Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	11,262	236,392
NMC Health PLC	68,700	544,002
Saudi Vitrified Clay Pipe Co. ELS (HSBC Warrant Program) warrants 5/4/15 (a)(c)	12,000	333,892
Saudia Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/26/15 (a)(c)	19,000	617,845
The Savola Group ELS (HSBC Warrant Program) warrants 2/2/15 (a)(c)	19,000	432,542
United International Transportation Co. ELS (HSBC Warrant Program) warrants 2/23/15 (a)(c)	30,667	605,043
TOTAL UNITED KINGDOM		4,806,441
TOTAL COMMON STOCKS (Cost $105,022,785)		115,264,204
Nonconvertible Preferred Stocks - 3.6%
	Shares	Value
Russia - 3.6%
Surgutneftegas (a)	3,820,100	$ 2,619,698
Tatneft OAO (a)	505,500	1,695,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,855,159)		4,315,658
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 0.11% (b) (Cost $309,902)	309,902	309,902
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $109,187,846)		119,889,764
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(200,037)
NET ASSETS - 100%		$ 119,689,727
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,771,781, or 3.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,968
Fidelity Securities Lending Cash Central Fund	5,426
Total	$ 7,394
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,825,962	$ 13,815,038	$ -	$ 1,010,924
Consumer Staples	10,844,383	10,844,383	-	-
Energy	22,247,963	17,653,921	4,594,042	-
Financials	43,661,562	37,918,820	5,742,742	-
Health Care	4,295,293	4,295,293	-	-
Industrials	3,847,504	3,847,504	-	-
Information Technology	379,619	379,619	-	-
Materials	7,380,478	4,159,771	3,220,707	-
Telecommunication Services	12,097,098	12,097,098	-	-
Money Market Funds	309,902	309,902	-	-
Total Investments in Securities:	$ 119,889,764	$ 105,321,349	$ 13,557,491	$ 1,010,924

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,965,445
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $108,877,944)	$ 119,579,862
Fidelity Central Funds (cost $309,902)	309,902
Total Investments (cost $109,187,846)		$ 119,889,764
Foreign currency held at value (cost $4)		3
Receivable for investments sold		126,670
Receivable for fund shares sold		99,736
Dividends receivable		109,030
Distributions receivable from Fidelity Central Funds		159
Prepaid expenses		310
Receivable from investment adviser for expense reductions		11
Other receivables		3
Total assets		120,225,686

Liabilities
Payable for investments purchased	$ 141,325
Payable for fund shares redeemed	102,074
Accrued management fee	79,618
Transfer agent fee payable	28,392
Distribution and service plan fees payable	8,448
Other affiliated payables	5,157
Custody fee payable	53,865
Audit fee payable	44,097
Other payables and accrued expenses	72,983
Total liabilities		535,959

Net Assets		$ 119,689,727
Net Assets consist of:
Paid in capital		$ 113,793,553
Undistributed net investment income		1,899,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,642,175)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,639,302
Net Assets		$ 119,689,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,888,563 ÷ 872,420 shares)	$ 9.04

Maximum offering price per share (100/94.25 of $9.04)	$ 9.59
Class T: Net Asset Value and redemption price per share ($2,465,386 ÷ 273,748 shares)	$ 9.01

Maximum offering price per share (100/96.50 of $9.01)	$ 9.34
Class B: Net Asset Value and offering price per share ($294,400 ÷ 32,537 shares)A	$ 9.05

Class C: Net Asset Value and offering price per share ($6,661,556 ÷ 745,824 shares)A	$ 8.93

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($96,783,557 ÷ 10,660,010 shares)	$ 9.08

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,596,265 ÷ 616,521 shares)	$ 9.08

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 4,542,500
Income from Fidelity Central Funds		7,394
Income before foreign taxes withheld		4,549,894
Less foreign taxes withheld		(564,289)
Total income		3,985,605

Expenses
Management fee	$ 1,047,346
Transfer agent fees	354,075
Distribution and service plan fees	107,916
Accounting and security lending fees	67,810
Custodian fees and expenses	166,959
Independent trustees' compensation	543
Registration fees	79,271
Audit	64,358
Legal	481
Miscellaneous	1,160
Total expenses before reductions	1,889,919
Expense reductions	(1,916)	1,888,003
Net investment income (loss)		2,097,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $55,716)	(4,138,146)
Foreign currency transactions	(96,262)
Total net realized gain (loss)		(4,234,408)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $62,368)	(2,799,835)
Assets and liabilities in foreign currencies	(11,085)
Total change in net unrealized appreciation (depreciation)		(2,810,920)
Net gain (loss)		(7,045,328)
Net increase (decrease) in net assets resulting from operations		$ (4,947,726)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,097,602	$ 2,849,848
Net realized gain (loss)	(4,234,408)	425,876
Change in net unrealized appreciation (depreciation)	(2,810,920)	11,151,522
Net increase (decrease) in net assets resulting from operations	(4,947,726)	14,427,246
Distributions to shareholders from net investment income	(1,921,556)	(2,689,985)
Distributions to shareholders from net realized gain	-	(1,184,624)
Total distributions	(1,921,556)	(3,874,609)
Share transactions - net increase (decrease)	(15,497,892)	(9,097,663)
Redemption fees	42,040	52,524
Total increase (decrease) in net assets	(22,325,134)	1,507,498

Net Assets
Beginning of period	142,014,861	140,507,363
End of period (including undistributed net investment income of $1,899,047 and undistributed net investment income of $1,897,738, respectively)	$ 119,689,727	$ 142,014,861

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 8.71	$ 8.34	$ 8.97	$ 7.26
Income from Investment Operations
Net investment income (loss) C	.13	.16	.18	.16F	.07
Net realized and unrealized gain (loss)	(.46)	.85	.34	(.70)	1.70
Total from investment operations	(.33)	1.01	.52	(.54)	1.77
Distributions from net investment income	(.12)	(.15)	(.15)	(.08)	(.04)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.12)	(.23) I	(.15)	(.10)	(.07) J
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.04	$ 9.49	$ 8.71	$ 8.34	$ 8.97
Total ReturnA, B	(3.48)%	11.75%	6.38%	(6.05)%	24.66%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.64%	1.62%	1.60%	1.69%
Expenses net of fee waivers, if any	1.60%	1.63%	1.62%	1.56%	1.50%
Expenses net of all reductions	1.60%	1.62%	1.60%	1.51%	1.38%
Net investment income (loss)	1.45%	1.82%	2.09%	1.70% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,889	$ 10,883	$ 8,934	$ 10,260	$ 10,045
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 8.68	$ 8.31	$ 8.96	$ 7.25
Income from Investment Operations
Net investment income (loss) C	.11	.14	.15	.13F	.06
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.71)	1.69
Total from investment operations	(.35)	.98	.50	(.58)	1.75
Distributions from net investment income	(.10)	(.12)	(.13)	(.07)	(.03)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.10)	(.20) I	(.13)	(.08) J	(.05)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.01	$ 9.46	$ 8.68	$ 8.31	$ 8.96
Total ReturnA, B	(3.67)%	11.42%	6.14%	(6.42)%	24.44%
Ratios to Average Net Assets D, G
Expenses before reductions	1.92%	1.93%	1.89%	1.87%	1.95%
Expenses net of fee waivers, if any	1.90%	1.90%	1.89%	1.84%	1.75%
Expenses net of all reductions	1.90%	1.88%	1.86%	1.78%	1.62%
Net investment income (loss)	1.15%	1.55%	1.82%	1.42% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,465	$ 3,465	$ 3,336	$ 3,502	$ 3,114
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 8.69	$ 8.29	$ 8.93	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.09F	.02
Net realized and unrealized gain (loss)	(.46)	.85	.35	(.71)	1.68
Total from investment operations	(.40)	.94	.46	(.62)	1.70
Distributions from net investment income	(.05)	(.06)	(.06)	(.02)	-
Distributions from net realized gain	-	(.07)	-	(.01)	(.01)
Total distributions	(.05)	(.13)	(.06)	(.03)	(.01)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 9.05	$ 9.50	$ 8.69	$ 8.29	$ 8.93
Total ReturnA, B	(4.23)%	10.94%	5.56%	(6.85)%	23.72%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.38%	2.37%	2.47%
Expenses net of fee waivers, if any	2.40%	2.40%	2.38%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.12%
Net investment income (loss)	.65%	1.05%	1.33%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294	$ 388	$ 441	$ 539	$ 822
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.39	$ 8.62	$ 8.24	$ 8.90	$ 7.23
Income from Investment Operations
Net investment income (loss) C	.06	.09	.11	.08F	.02
Net realized and unrealized gain (loss)	(.46)	.83	.35	(.69)	1.67
Total from investment operations	(.40)	.92	.46	(.61)	1.69
Distributions from net investment income	(.06)	(.08)	(.08)	(.05)	(.01)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.06)	(.15)	(.08)	(.06) I	(.03)
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 8.93	$ 9.39	$ 8.62	$ 8.24	$ 8.90
Total ReturnA, B	(4.24)%	10.83%	5.68%	(6.79)%	23.61%
Ratios to Average Net Assets D, G
Expenses before reductions	2.40%	2.42%	2.37%	2.36%	2.45%
Expenses net of fee waivers, if any	2.40%	2.40%	2.37%	2.33%	2.25%
Expenses net of all reductions	2.40%	2.38%	2.35%	2.27%	2.13%
Net investment income (loss)	.65%	1.05%	1.34%	.93% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,662	$ 6,782	$ 7,770	$ 6,650	$ 5,151
Portfolio turnover rateE	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.18	.20	.18E	.09
Net realized and unrealized gain (loss)	(.47)	.84	.35	(.71)	1.70
Total from investment operations	(.31)	1.02	.55	(.53)	1.79
Distributions from net investment income	(.13)	(.18)	(.17)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.13)	(.25)	(.17)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.21)%	11.90%	6.81%	(5.91)%	24.92%
Ratios to Average Net Assets C, F
Expenses before reductions	1.37%	1.40%	1.37%	1.35%	1.45%
Expenses net of fee waivers, if any	1.37%	1.40%	1.37%	1.31%	1.25%
Expenses net of all reductions	1.37%	1.38%	1.34%	1.25%	1.12%
Net investment income (loss)	1.68%	2.05%	2.34%	1.95% E	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,784	$ 110,265	$ 111,441	$ 114,117	$ 140,270
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 9.52	$ 8.75	$ 8.37	$ 9.00	$ 7.28
Income from Investment Operations
Net investment income (loss) B	.16	.19	.21	.19E	.09
Net realized and unrealized gain (loss)	(.46)	.84	.35	(.72)	1.70
Total from investment operations	(.30)	1.03	.56	(.53)	1.79
Distributions from net investment income	(.14)	(.19)	(.18)	(.09)	(.05)
Distributions from net realized gain	-	(.07)	-	(.02)	(.02)
Total distributions	(.14)	(.26)	(.18)	(.11)	(.08) H
Redemption fees added to paid in capital B	- G	- G	- G	.01	.01
Net asset value, end of period	$ 9.08	$ 9.52	$ 8.75	$ 8.37	$ 9.00
Total ReturnA	(3.09)%	12.05%	6.93%	(5.91)%	24.95%
Ratios to Average Net Assets C, F
Expenses before reductions	1.26%	1.30%	1.28%	1.26%	1.34%
Expenses net of fee waivers, if any	1.26%	1.30%	1.28%	1.24%	1.25%
Expenses net of all reductions	1.26%	1.28%	1.25%	1.19%	1.13%
Net investment income (loss)	1.79%	2.15%	2.43%	2.02% E	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,596	$ 10,231	$ 8,586	$ 7,633	$ 7,171
Portfolio turnover rateD	38%	64%	30%	53%	96%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,933,818
Gross unrealized depreciation	(13,301,769)
Net unrealized appreciation (depreciation) on securities	$ 9,632,049

Tax Cost	$ 110,257,715

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,385,005
Capital loss carryforward	$ (6,057,255)
Net unrealized appreciation (depreciation) on securities and other investments	$ 9,630,792

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$ (1,624,705)
No expiration
Short-term	(373,258)
Long-term	(4,059,292)
Total no expiration	(4,432,550)
Total capital loss carryforward	$ (6,057,255)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,921,556	$ 3,874,609

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,109,257 and $63,629,040, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 24,843	$ 1,208
Class T	.25%	.25%	13,280	23
Class B	.75%	.25%	3,284	2,463
Class C	.75%	.25%	66,509	10,322
			$ 107,916	$ 14,016

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,260
Class T	1,500
Class B*	445
Class C*	319
$ 17,524

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,172.25
Class T	8,709.33
Class B	995.30
Class C	20,260.30
Emerging Europe, Middle East, Africa (EMEA)	287,461.28
Institutional Class	11,478.17
	$ 354,075

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,567.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $215 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities is disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,426. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.90%	$ 595

In addition, the investment adviser reimbursed a portion of the fund's operating expenses during the period in the amount of $1,064.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $257 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 138,741	$ 155,525
Class T	39,254	46,756
Class B	1,980	2,757
Class C	46,648	69,716
Emerging Europe, Middle East, Africa (EMEA)	1,537,065	2,222,632
Institutional Class	157,868	192,599
Total	$ 1,921,556	$ 2,689,985
From net realized gain
Class A	$ -	$ 76,218
Class T	-	28,360
Class B	-	3,579
Class C	-	66,141
Emerging Europe, Middle East, Africa (EMEA)	-	934,516
Institutional Class	-	75,810
Total	$ -	$ 1,184,624

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	315,373	422,392	$ 2,918,425	$ 3,786,551
Reinvestment of distributions	11,698	20,821	104,929	182,599
Shares redeemed	(601,453)	(321,728)	(5,463,762)	(2,828,311)
Net increase (decrease)	(274,382)	121,485	$ (2,440,408)	$ 1,140,839
Class T
Shares sold	101,639	88,958	$ 928,488	$ 793,473
Reinvestment of distributions	4,323	8,485	38,736	74,325
Shares redeemed	(198,384)	(115,399)	(1,797,181)	(1,019,893)
Net increase (decrease)	(92,422)	(17,956)	$ (829,957)	$ (152,095)
Class B
Shares sold	4,359	10,659	$ 39,785	$ 95,440
Reinvestment of distributions	219	679	1,980	5,999
Shares redeemed	(12,911)	(21,228)	(117,435)	(189,688)
Net increase (decrease)	(8,333)	(9,890)	$ (75,670)	$ (88,249)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Emerging Europe, Middle East, Africa (EMEA)
Class C
Shares sold	241,646	249,509	$ 2,211,783	$ 2,176,685
Reinvestment of distributions	3,905	12,615	34,875	110,128
Shares redeemed	(221,913)	(441,523)	(2,006,697)	(3,878,247)
Net increase (decrease)	23,638	(179,399)	$ 239,961	$ (1,591,434)
Shares sold	2,719,041	4,724,612	$ 24,959,563	$ 42,683,733
Reinvestment of distributions	162,803	341,639	1,463,600	2,999,595
Shares redeemed	(3,802,325)	(6,228,497)	(34,854,232)	(55,025,066)
Net increase (decrease)	(920,481)	(1,162,246)	$ (8,431,069)	$ (9,341,738)
Institutional Class
Shares sold	374,756	478,817	$ 3,428,841	$ 4,308,546
Reinvestment of distributions	8,639	10,415	77,579	91,338
Shares redeemed	(841,493)	(396,145)	(7,467,169)	(3,464,870)
Net increase (decrease)	(458,098)	93,087	$ (3,960,749)	$ 935,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund voted to pay on December 8, 2014, to shareholders of record at the opening of business on December 5, 2014, a distribution of $0.039 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.170 per share from net investment income:

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividends distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	12/09/13	$0.1035	$0.0491

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

EME-UANN-1214
1.861971.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Emerging
Markets Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-5.46%	6.44%
Class T (incl. 3.50% sales charge)	-3.45%	7.01%
Class C (incl. contingent deferred sales charge) B	-1.39%	7.76%

A From November 1, 2011

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Polyak and James Hayes, who became Co-Portfolio Managers of Fidelity Advisor® Emerging Markets Discovery Fund on June 21, 2014, as part of the Fidelity Stock Selector Emerging Markets Group: For the year, the fund's Class A, Class T and Class C shares returned 0.31%, 0.05% and -0.42%, respectively (excluding sales charges), trailing the 2.14% gain of the MSCI Emerging Markets SMID Cap Index. Versus the index, stock selection was particularly challenging in South Korea, Taiwan and China. At the stock level, it hurt to have an average overweighting in South African lender African Bank Investments Limited, which suffered amid ongoing sluggishness in South Africa's credit cycle. We sold the fund's stake during the period. Taiwan-based medical equipment supplier Pacific Hospital Supply was another big relative detractor that we sold from the fund by period end. China-based oil & gas exploration & production firm Hilong Holding hurt the most, as it missed earnings expectations. Stock selection in India by far added the most value, but as a group we reduced the fund's exposure here. A non-index stake in Punjab National Bank was the top individual contributor for the period, and we sold it by period end. Other top contributors that we sold or reduced were India-based credit rating services firm Credit Analysis & Research and KEPCO Plant Services & Engineering, a South Korean company that provides maintenance and operations services for power plants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.70%
Actual		$ 1,000.00	$ 1,026.10	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 1,024.50	$ 9.95
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 1,022.10	$ 12.49
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 1,027.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 1,027.70	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Quinenco SA (Chile, Industrial Conglomerates)	2.0	1.2
Daewoo International Corp. (Korea (South), Trading Companies & Distributors)	2.0	0.0
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.9	0.6
Yes Bank Ltd. (India, Banks)	1.6	0.0
Robinsons Land Corp. (Philippines, Real Estate Management & Development)	1.6	0.0
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	15.9
Industrials	17.4	20.6
Consumer Discretionary	16.9	16.8
Information Technology	13.4	13.4
Materials	9.8	3.1
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	14.9	20.3
Korea (South)	14.1	14.8
Cayman Islands	14.1	10.7
Brazil	7.1	2.4
Taiwan	6.4	16.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 94.9%	Stocks 97.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.1%	Short-Term Investments and Net Other Assets (Liabilities) 2.1%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 89.6%
	Shares	Value
Argentina - 0.4%
Inversiones y Representaciones SA ADR	26,400	$ 388,872
Bermuda - 4.6%
Aquarius Platinum Ltd. (Australia) (a)	2,369,945	644,999
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	28,000	601,440
Shangri-La Asia Ltd.	660,000	958,323
Vtech Holdings Ltd.	50,100	630,424
Yue Yuen Industrial (Holdings) Ltd.	359,000	1,205,158
TOTAL BERMUDA		4,040,344
Brazil - 2.3%
Cosan SA Industria e Comercio	20,900	291,751
Localiza Rent A Car SA	4,500	64,869
Mills Estruturas e Servicos de Engenharia SA	9,900	64,524
Minerva SA (a)	169,400	871,645
QGEP Participacoes SA	18,400	66,905
Qualicorp SA (a)	64,200	652,908
TOTAL BRAZIL		2,012,602
British Virgin Islands - 0.7%
Luxoft Holding, Inc. (a)	15,500	619,845
Canada - 1.0%
Pan American Silver Corp.	53,100	490,113
Torex Gold Resources, Inc. (a)	343,100	365,308
TOTAL CANADA		855,421
Cayman Islands - 14.1%
58.com, Inc. ADR (d)	20,100	795,357
Anta Sports Products Ltd.	288,000	565,283
China Cord Blood Corp. (a)	125,200	637,268
China Lodging Group Ltd. ADR (a)	44,200	1,215,058
China ZhengTong Auto Services Holdings Ltd.	1,247,000	706,427
Cimc Enric Holdings Ltd.	714,000	718,002
Greatview Aseptic Pack Co. Ltd.	394,000	259,380
Haitian International Holdings Ltd.	350,000	750,777
Hilong Holding Ltd.	1,463,000	475,375
Lee & Man Paper Manufacturing Ltd.	1,307,000	717,250
Lee's Pharmaceutical Holdings Ltd.	430,500	592,480
Leju Holdings Ltd. ADR (d)	29,800	417,200
Pico Far East Holdings Ltd.	2,778,000	687,969
Semiconductor Manufacturing International Corp. (a)	6,178,000	640,516
Silergy Corp.	56,520	391,373
SITC International Holdings Co. Ltd.	1,888,000	1,005,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Uni-President China Holdings Ltd.	1,057,000	$ 982,132
Wisdom Holdings Group	935,000	723,655
TOTAL CAYMAN ISLANDS		12,281,236
Chile - 4.1%
Embotelladora Andina SA sponsored ADR	21,053	391,796
Inversiones La Construccion SA	66,001	940,545
Quinenco SA	852,780	1,771,009
Vina Concha y Toro SA	242,484	463,628
TOTAL CHILE		3,566,978
China - 2.6%
BBMG Corp. (H Shares)	1,315,500	930,206
China Suntien Green Energy Corp. Ltd. (H Shares)	890,000	236,386
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,064,000	538,180
Tong Ren Tang Technologies Co. Ltd. (H Shares)	441,000	592,624
TOTAL CHINA		2,297,396
Colombia - 0.5%
Organizacion Terpel SA (a)	45,114	393,802
Egypt - 0.9%
Citadel Capital Corp. (a)	1,411,500	781,748
Greece - 0.4%
Public Power Corp. of Greece (a)	41,680	316,522
Hong Kong - 3.1%
China Power International Development Ltd.	568,000	256,578
Far East Horizon Ltd.	834,000	775,668
Techtronic Industries Co. Ltd.	527,500	1,651,393
TOTAL HONG KONG		2,683,639
India - 14.9%
Adani Ports & Special Economic Zone	146,053	678,875
CMC Ltd.	27,927	893,604
Exide Industries Ltd.	370,061	948,772
GAIL India Ltd.	64,387	553,403
Grasim Industries Ltd.	15,189	911,465
Havells India Ltd.	181,890	845,935
IDFC Ltd. (a)	199,271	518,543
Iifl Holdings Ltd.	239,330	666,664
Ipca Laboratories Ltd.	49,210	587,543
JK Cement Ltd.	57,507	564,863
KPIT Cummins Infosystems Ltd. (a)	230,698	623,144
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	29,712	$ 687,933
Mahindra Lifespace Developers Ltd.	75,033	623,350
MindTree Consulting Ltd.	22,113	393,741
Shriram Transport Finance Co. Ltd.	36,068	557,960
Tech Mahindra Ltd.	23,911	980,154
The Jammu & Kashmir Bank Ltd.	237,424	537,872
Yes Bank Ltd.	126,518	1,432,651
TOTAL INDIA		13,006,472
Israel - 1.2%
Bezeq The Israel Telecommunication Corp. Ltd.	334,300	565,164
NICE Systems Ltd. sponsored ADR	12,800	520,704
TOTAL ISRAEL		1,085,868
Korea (South) - 13.6%
AMOREPACIFIC Group, Inc.	860	946,889
Binggrea Co. Ltd.	5,675	436,805
Daewoo International Corp.	54,893	1,729,384
DGB Financial Group Co. Ltd.	73,881	1,048,621
E-Mart Co. Ltd.	3,822	704,323
Fila Korea Ltd.	11,372	1,180,124
Hyundai HCN	91,864	388,593
Hyundai Industrial Development & Construction Co.	27,329	1,026,321
Hyundai Wia Corp.	4,303	738,896
KEPCO Plant Service & Engineering Co. Ltd.	9,301	759,181
Kolon Life Science, Inc.	9,808	469,201
Korean Reinsurance Co.	110,469	1,172,090
Leeno Industrial, Inc.	18,227	721,823
Sungshin Cement Manufacturing Co. Ltd. (a)	69,388	530,204
TOTAL KOREA (SOUTH)		11,852,455
Malaysia - 0.7%
Top Glove Corp. Bhd	409,700	609,287
Mexico - 5.1%
Credito Real S.A.B. de CV	248,500	638,862
Grupo Aeroportuario del Pacifico SA de CV Series B	73,900	502,792
Grupo Aeroportuario Norte S.A.B. de CV	100,300	499,703
Grupo Comercial Chedraui S.A.B. de CV	158,800	558,608
Macquarie Mexican (REIT)	452,700	822,281
Megacable Holdings S.A.B. de CV unit	180,400	826,427
Qualitas Controladora S.A.B. de CV	238,700	617,389
TOTAL MEXICO		4,466,062
Common Stocks - continued
	Shares	Value
Nigeria - 1.6%
Transnational Corp. of Nigeria PLC	18,107,275	$ 441,614
Zenith Bank PLC	7,682,382	983,196
TOTAL NIGERIA		1,424,810
Panama - 0.5%
Copa Holdings SA Class A	3,600	420,912
Philippines - 4.0%
Alliance Global Group, Inc.	1,642,600	923,896
LT Group, Inc.	2,559,600	810,291
PNOC Energy Development Corp.	2,149,700	368,042
Robinsons Land Corp.	2,454,500	1,340,007
TOTAL PHILIPPINES		3,442,236
Poland - 1.3%
Cyfrowy Polsat SA	144,100	1,102,145
Singapore - 0.5%
First Resources Ltd.	272,000	440,663
South Africa - 1.1%
Alexander Forbes Group Holding (a)	529,819	413,105
Blue Label Telecoms Ltd.	572,100	505,721
TOTAL SOUTH AFRICA		918,826
Sri Lanka - 0.9%
John Keells Holdings Ltd.	378,368	744,150
Taiwan - 6.4%
ASPEED Tech, Inc.	5,902	45,049
Chicony Electronics Co. Ltd.	207,120	595,521
Chroma ATE, Inc.	359,000	894,105
Cleanaway Co. Ltd.	123,000	545,948
Cub Elecparts, Inc.	57,000	600,398
EPISTAR Corp.	216,000	389,985
Everlight Electronics Co. Ltd.	208,000	394,031
GeoVision, Inc.	8,300	30,142
Lextar Electronics Corp.	361,000	300,830
MJC Probe, Inc.	172,000	513,350
St.Shine Optical Co. Ltd.	31,000	543,757
Taiwan Fertilizer Co. Ltd.	3,000	5,314
Universal Cement Corp.	125,000	109,865
Voltronic Power Technology Corp.	69,000	556,366
TOTAL TAIWAN		5,524,661
Common Stocks - continued
	Shares	Value
Thailand - 0.6%
Thai Union Frozen Products PCL (For. Reg.)	232,400	$ 531,392
Turkey - 1.8%
Aksa Akrilik Kimya Sanayii	176,518	580,544
Aselsan A/S	30,000	136,324
Aygaz A/S	77,000	324,608
Tupras Turkiye Petrol Rafinelleri A/S	24,000	521,000
TOTAL TURKEY		1,562,476
Uganda - 0.5%
Umeme Ltd.	2,130,383	401,662
Vietnam - 0.2%
FTP Corp.	67,000	160,573
TOTAL COMMON STOCKS (Cost $76,358,182)		77,933,055
Nonconvertible Preferred Stocks - 5.3%

Brazil - 4.8%
Banco do Estado Rio Grande do Sul SA	151,800	906,671
Bradespar SA (PN)	108,900	735,698
Braskem SA (PN-A)	140,700	1,029,457
Marcopolo SA (PN)	425,700	728,426
Metalurgica Gerdau SA (PN)	150,300	812,793
TOTAL BRAZIL		4,213,045
Korea (South) - 0.5%
Samsung Fire & Marine Insurance Co. Ltd.	2,451	461,938
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,838,768)		4,674,983
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	5,332,684	$ 5,332,684
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,002,600	1,002,600
TOTAL MONEY MARKET FUNDS (Cost $6,335,284)		6,335,284
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $87,532,234)		88,943,322
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(1,942,286)
NET ASSETS - 100%		$ 87,001,036
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,220
Fidelity Securities Lending Cash Central Fund	22,418
Total	$ 24,638
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,472,967	$ 6,425,589	$ 8,047,378	$ -
Consumer Staples	7,138,172	4,373,694	2,764,478	-
Energy	1,591,417	879,656	711,761	-
Financials	16,069,647	9,616,932	6,452,715	-
Health Care	5,373,001	1,759,377	3,613,624	-
Industrials	14,978,849	8,953,316	6,025,533	-
Information Technology	11,552,911	3,836,942	7,715,969	-
Materials	8,645,095	3,963,573	4,681,522	-
Telecommunication Services	565,164	565,164	-	-
Utilities	2,220,815	1,042,792	1,178,023	-
Money Market Funds	6,335,284	6,335,284	-	-
Total Investments in Securities:	$ 88,943,322	$ 47,752,319	$ 41,191,003	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,239,253
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,014,000) - See accompanying schedule: Unaffiliated issuers (cost $81,196,950)	$ 82,608,038
Fidelity Central Funds (cost $6,335,284)	6,335,284
Total Investments (cost $87,532,234)		$ 88,943,322
Foreign currency held at value (cost $379,716)		380,018
Receivable for investments sold		2,029,733
Receivable for fund shares sold		98,495
Dividends receivable		95,704
Distributions receivable from Fidelity Central Funds		1,203
Prepaid expenses		349
Receivable from investment adviser for expense reductions		17,421
Other receivables		7,744
Total assets		91,573,989

Liabilities
Payable to custodian bank	$ 249,833
Payable for investments purchased	2,581,166
Payable for fund shares redeemed	267,767
Accrued management fee	62,215
Distribution and service plan fees payable	3,392
Other affiliated payables	20,166
Other payables and accrued expenses	385,814
Collateral on securities loaned, at value	1,002,600
Total liabilities		4,572,953

Net Assets		$ 87,001,036
Net Assets consist of:
Paid in capital		$ 86,500,569
Undistributed net investment income		174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(616,536)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,116,829
Net Assets		$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,361,655 ÷ 358,373 shares)	$ 12.17

Maximum offering price per share (100/94.25 of $12.17)	$ 12.91
Class T: Net Asset Value and redemption price per share ($2,031,326 ÷ 167,417 shares)	$ 12.13

Maximum offering price per share (100/96.50 of $12.13)	$ 12.57
Class C: Net Asset Value and offering price per share ($1,750,148 ÷ 145,834 shares)A	$ 12.00

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($78,377,207 ÷ 6,418,342 shares)	$ 12.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($480,700 ÷ 39,252 shares)	$ 12.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,943,273
Income from Fidelity Central Funds		24,638
Income before foreign taxes withheld		1,967,911
Less foreign taxes withheld		(149,221)
Total income		1,818,690

Expenses
Management fee	$ 778,418
Transfer agent fees	203,003
Distribution and service plan fees	41,075
Accounting and security lending fees	47,524
Custodian fees and expenses	164,899
Independent trustees' compensation	381
Registration fees	65,316
Audit	88,577
Legal	349
Interest	79
Miscellaneous	16,702
Total expenses before reductions	1,406,323
Expense reductions	(39,275)	1,367,048
Net investment income (loss)		451,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $963,357)	(205,589)
Foreign currency transactions	(44,609)
Total net realized gain (loss)		(250,198)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $59,002)	(686,710)
Assets and liabilities in foreign currencies	(15,113)
Total change in net unrealized appreciation (depreciation)		(701,823)
Net gain (loss)		(952,021)
Net increase (decrease) in net assets resulting from operations		$ (500,379)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 451,642	$ 931,481
Net realized gain (loss)	(250,198)	2,316,300
Change in net unrealized appreciation (depreciation)	(701,823)	(864,876)
Net increase (decrease) in net assets resulting from operations	(500,379)	2,382,905
Distributions to shareholders from net investment income	(676,480)	(286,293)
Distributions to shareholders from net realized gain	(2,520,609)	(914,866)
Total distributions	(3,197,089)	(1,201,159)
Share transactions - net increase (decrease)	(16,216,808)	59,689,170
Redemption fees	46,780	191,734
Total increase (decrease) in net assets	(19,867,496)	61,062,650

Net Assets
Beginning of period	106,868,532	45,805,882
End of period (including undistributed net investment income of $174 and undistributed net investment income of $648,420, respectively)	$ 87,001,036	$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.08	.12
Net realized and unrealized gain (loss)	(.01)	.75	1.76
Total from investment operations	.03	.83	1.88
Distributions from net investment income	(.06)	(.04)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.25) H	(.01)
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	.31%	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%
Expenses net of all reductions	1.70%	1.64%	1.64%
Net investment income (loss)	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rate E	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.05	.10
Net realized and unrealized gain (loss)	- H	.74	1.75
Total from investment operations	- H	.79	1.85
Distributions from net investment income	(.02)	(.03)	- H
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.32)	(.24) I	- H
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	.05%	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%
Expenses net of all reductions	1.95%	1.89%	1.89%
Net investment income (loss)	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	- H	.74	1.76
Total from investment operations	(.06)	.72	1.80
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.30)	(.21)	-
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(.42)%	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%
Expenses net of all reductions	2.45%	2.39%	2.39%
Net investment income (loss)	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.74	1.76
Total from investment operations	.07	.85	1.91
Distributions from net investment income	(.09)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.39)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	.61%	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.75	1.76
Total from investment operations	.07	.86	1.91
Distributions from net investment income	(.06)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	.61%	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,254,784
Gross unrealized depreciation	(6,137,587)
Net unrealized appreciation (depreciation) on securities	$ 1,117,197

Tax Cost	$ 87,826,125

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (322,648)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,099,060

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$ (322,648)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 676,480	$ 1,201,159
Long-term Capital Gains	2,520,609	-
Total	$ 3,197,089	$ 1,201,159

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,129,300 and $154,307,954, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,632	$ 1,997
Class T	.25%	.25%	9,422	384
Class C	.75%	.25%	20,021	10,212
			$ 41,075	$ 12,593

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	1,194
Class C*	2,188
$ 5,835

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,242.31
Class T	6,334.34
Class C	6,270.31
Emerging Markets Discovery	174,808.21
Institutional Class	1,349.25
	$ 203,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $594 for the period.

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5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,976,000.32%		$ 79

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,418. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 5,734
Class T	1.95%	2,801
Class C	2.45%	2,643
Emerging Markets Discovery	1.45%	25,708
Institutional Class	1.45%	569
		$ 37,455

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,820.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 23,688	$ 7,274
Class T	2,475	5,643
Class C	-	1,195
Emerging Markets Discovery	646,254	259,277
Institutional Class	4,063	12,904
Total	$ 676,480	$ 286,293

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 122,525	$ 33,559
Class T	43,668	33,691
Class C	51,356	30,324
Emerging Markets Discovery	2,280,897	778,518
Institutional Class	22,163	38,774
Total	$ 2,520,609	$ 914,866

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	147,354	646,803	$ 1,789,001	$ 8,039,936
Reinvestment of distributions	10,958	3,013	133,251	36,310
Shares redeemed	(205,580)	(384,660)	(2,490,439)	(4,712,072)
Net increase (decrease)	(47,268)	265,156	$ (568,187)	$ 3,364,174
Class T
Shares sold	52,146	157,097	$ 631,489	$ 1,931,892
Reinvestment of distributions	3,566	3,232	43,325	38,882
Shares redeemed	(42,178)	(149,702)	(507,088)	(1,831,906)
Net increase (decrease)	13,534	10,627	$ 167,726	$ 138,868
Class C
Shares sold	92,257	428,945	$ 1,143,008	$ 5,224,843
Reinvestment of distributions	4,241	2,629	51,185	31,519
Shares redeemed	(119,225)	(387,768)	(1,424,170)	(4,776,955)
Net increase (decrease)	(22,727)	43,806	$ (229,977)	$ 479,407
Emerging Markets Discovery
Shares sold	2,185,123	12,245,350	$ 26,469,903	$ 152,132,821
Reinvestment of distributions	205,996	72,226	2,506,974	871,750
Shares redeemed	(3,696,612)	(7,876,995)	(44,026,941)	(96,541,547)
Net increase (decrease)	(1,305,493)	4,440,581	$ (15,050,064)	$ 56,463,024
Institutional Class
Shares sold	25,831	231,788	$ 324,477	$ 2,857,278
Reinvestment of distributions	824	3,612	10,052	43,597
Shares redeemed	(73,327)	(302,585)	(870,835)	(3,657,178)
Net increase (decrease)	(46,672)	(67,185)	$ (536,306)	$ (756,303)

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A and Class T designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.1002	$0.0422
Class T	12/09/13	$0.0592	$0.0422
Class C	12/09/13	$0.0000	$0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked equal to its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMD-UANN-1214
1.931249.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets Discovery

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Emerging Markets
Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Institutional Class	0.61%	8.87%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Polyak and James Hayes, who became Co-Portfolio Managers of Fidelity Advisor® Emerging Markets Discovery Fund on June 21, 2014, as part of the Fidelity Stock Selector Emerging Markets Group: For the year, the fund's Institutional Class shares returned 0.61%, trailing the 2.14% gain of the MSCI Emerging Markets SMID Cap Index. Versus the index, stock selection was particularly challenging in South Korea, Taiwan and China. At the stock level, it hurt to have an average overweighting in South African lender African Bank Investments Limited, which suffered amid ongoing sluggishness in South Africa's credit cycle. We sold the fund's stake during the period. Taiwan-based medical equipment supplier Pacific Hospital Supply was another big relative detractor that we sold from the fund by period end. China-based oil & gas exploration & production firm Hilong Holding hurt the most, as it missed earnings expectations. Stock selection in India by far added the most value, but as a group we reduced the fund's exposure here. A non-index stake in Punjab National Bank was the top individual contributor for the period, and we sold it by period end. Other top contributors that we sold or reduced were India-based credit rating services firm Credit Analysis & Research and KEPCO Plant Services & Engineering, a South Korean company that provides maintenance and operations services for power plants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.70%
Actual		$ 1,000.00	$ 1,026.10	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 1,024.50	$ 9.95
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 1,022.10	$ 12.49
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 1,027.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 1,027.70	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Quinenco SA (Chile, Industrial Conglomerates)	2.0	1.2
Daewoo International Corp. (Korea (South), Trading Companies & Distributors)	2.0	0.0
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.9	0.6
Yes Bank Ltd. (India, Banks)	1.6	0.0
Robinsons Land Corp. (Philippines, Real Estate Management & Development)	1.6	0.0
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	15.9
Industrials	17.4	20.6
Consumer Discretionary	16.9	16.8
Information Technology	13.4	13.4
Materials	9.8	3.1
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	14.9	20.3
Korea (South)	14.1	14.8
Cayman Islands	14.1	10.7
Brazil	7.1	2.4
Taiwan	6.4	16.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 94.9%	Stocks 97.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.1%	Short-Term Investments and Net Other Assets (Liabilities) 2.1%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 89.6%
	Shares	Value
Argentina - 0.4%
Inversiones y Representaciones SA ADR	26,400	$ 388,872
Bermuda - 4.6%
Aquarius Platinum Ltd. (Australia) (a)	2,369,945	644,999
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	28,000	601,440
Shangri-La Asia Ltd.	660,000	958,323
Vtech Holdings Ltd.	50,100	630,424
Yue Yuen Industrial (Holdings) Ltd.	359,000	1,205,158
TOTAL BERMUDA		4,040,344
Brazil - 2.3%
Cosan SA Industria e Comercio	20,900	291,751
Localiza Rent A Car SA	4,500	64,869
Mills Estruturas e Servicos de Engenharia SA	9,900	64,524
Minerva SA (a)	169,400	871,645
QGEP Participacoes SA	18,400	66,905
Qualicorp SA (a)	64,200	652,908
TOTAL BRAZIL		2,012,602
British Virgin Islands - 0.7%
Luxoft Holding, Inc. (a)	15,500	619,845
Canada - 1.0%
Pan American Silver Corp.	53,100	490,113
Torex Gold Resources, Inc. (a)	343,100	365,308
TOTAL CANADA		855,421
Cayman Islands - 14.1%
58.com, Inc. ADR (d)	20,100	795,357
Anta Sports Products Ltd.	288,000	565,283
China Cord Blood Corp. (a)	125,200	637,268
China Lodging Group Ltd. ADR (a)	44,200	1,215,058
China ZhengTong Auto Services Holdings Ltd.	1,247,000	706,427
Cimc Enric Holdings Ltd.	714,000	718,002
Greatview Aseptic Pack Co. Ltd.	394,000	259,380
Haitian International Holdings Ltd.	350,000	750,777
Hilong Holding Ltd.	1,463,000	475,375
Lee & Man Paper Manufacturing Ltd.	1,307,000	717,250
Lee's Pharmaceutical Holdings Ltd.	430,500	592,480
Leju Holdings Ltd. ADR (d)	29,800	417,200
Pico Far East Holdings Ltd.	2,778,000	687,969
Semiconductor Manufacturing International Corp. (a)	6,178,000	640,516
Silergy Corp.	56,520	391,373
SITC International Holdings Co. Ltd.	1,888,000	1,005,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Uni-President China Holdings Ltd.	1,057,000	$ 982,132
Wisdom Holdings Group	935,000	723,655
TOTAL CAYMAN ISLANDS		12,281,236
Chile - 4.1%
Embotelladora Andina SA sponsored ADR	21,053	391,796
Inversiones La Construccion SA	66,001	940,545
Quinenco SA	852,780	1,771,009
Vina Concha y Toro SA	242,484	463,628
TOTAL CHILE		3,566,978
China - 2.6%
BBMG Corp. (H Shares)	1,315,500	930,206
China Suntien Green Energy Corp. Ltd. (H Shares)	890,000	236,386
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,064,000	538,180
Tong Ren Tang Technologies Co. Ltd. (H Shares)	441,000	592,624
TOTAL CHINA		2,297,396
Colombia - 0.5%
Organizacion Terpel SA (a)	45,114	393,802
Egypt - 0.9%
Citadel Capital Corp. (a)	1,411,500	781,748
Greece - 0.4%
Public Power Corp. of Greece (a)	41,680	316,522
Hong Kong - 3.1%
China Power International Development Ltd.	568,000	256,578
Far East Horizon Ltd.	834,000	775,668
Techtronic Industries Co. Ltd.	527,500	1,651,393
TOTAL HONG KONG		2,683,639
India - 14.9%
Adani Ports & Special Economic Zone	146,053	678,875
CMC Ltd.	27,927	893,604
Exide Industries Ltd.	370,061	948,772
GAIL India Ltd.	64,387	553,403
Grasim Industries Ltd.	15,189	911,465
Havells India Ltd.	181,890	845,935
IDFC Ltd. (a)	199,271	518,543
Iifl Holdings Ltd.	239,330	666,664
Ipca Laboratories Ltd.	49,210	587,543
JK Cement Ltd.	57,507	564,863
KPIT Cummins Infosystems Ltd. (a)	230,698	623,144
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	29,712	$ 687,933
Mahindra Lifespace Developers Ltd.	75,033	623,350
MindTree Consulting Ltd.	22,113	393,741
Shriram Transport Finance Co. Ltd.	36,068	557,960
Tech Mahindra Ltd.	23,911	980,154
The Jammu & Kashmir Bank Ltd.	237,424	537,872
Yes Bank Ltd.	126,518	1,432,651
TOTAL INDIA		13,006,472
Israel - 1.2%
Bezeq The Israel Telecommunication Corp. Ltd.	334,300	565,164
NICE Systems Ltd. sponsored ADR	12,800	520,704
TOTAL ISRAEL		1,085,868
Korea (South) - 13.6%
AMOREPACIFIC Group, Inc.	860	946,889
Binggrea Co. Ltd.	5,675	436,805
Daewoo International Corp.	54,893	1,729,384
DGB Financial Group Co. Ltd.	73,881	1,048,621
E-Mart Co. Ltd.	3,822	704,323
Fila Korea Ltd.	11,372	1,180,124
Hyundai HCN	91,864	388,593
Hyundai Industrial Development & Construction Co.	27,329	1,026,321
Hyundai Wia Corp.	4,303	738,896
KEPCO Plant Service & Engineering Co. Ltd.	9,301	759,181
Kolon Life Science, Inc.	9,808	469,201
Korean Reinsurance Co.	110,469	1,172,090
Leeno Industrial, Inc.	18,227	721,823
Sungshin Cement Manufacturing Co. Ltd. (a)	69,388	530,204
TOTAL KOREA (SOUTH)		11,852,455
Malaysia - 0.7%
Top Glove Corp. Bhd	409,700	609,287
Mexico - 5.1%
Credito Real S.A.B. de CV	248,500	638,862
Grupo Aeroportuario del Pacifico SA de CV Series B	73,900	502,792
Grupo Aeroportuario Norte S.A.B. de CV	100,300	499,703
Grupo Comercial Chedraui S.A.B. de CV	158,800	558,608
Macquarie Mexican (REIT)	452,700	822,281
Megacable Holdings S.A.B. de CV unit	180,400	826,427
Qualitas Controladora S.A.B. de CV	238,700	617,389
TOTAL MEXICO		4,466,062
Common Stocks - continued
	Shares	Value
Nigeria - 1.6%
Transnational Corp. of Nigeria PLC	18,107,275	$ 441,614
Zenith Bank PLC	7,682,382	983,196
TOTAL NIGERIA		1,424,810
Panama - 0.5%
Copa Holdings SA Class A	3,600	420,912
Philippines - 4.0%
Alliance Global Group, Inc.	1,642,600	923,896
LT Group, Inc.	2,559,600	810,291
PNOC Energy Development Corp.	2,149,700	368,042
Robinsons Land Corp.	2,454,500	1,340,007
TOTAL PHILIPPINES		3,442,236
Poland - 1.3%
Cyfrowy Polsat SA	144,100	1,102,145
Singapore - 0.5%
First Resources Ltd.	272,000	440,663
South Africa - 1.1%
Alexander Forbes Group Holding (a)	529,819	413,105
Blue Label Telecoms Ltd.	572,100	505,721
TOTAL SOUTH AFRICA		918,826
Sri Lanka - 0.9%
John Keells Holdings Ltd.	378,368	744,150
Taiwan - 6.4%
ASPEED Tech, Inc.	5,902	45,049
Chicony Electronics Co. Ltd.	207,120	595,521
Chroma ATE, Inc.	359,000	894,105
Cleanaway Co. Ltd.	123,000	545,948
Cub Elecparts, Inc.	57,000	600,398
EPISTAR Corp.	216,000	389,985
Everlight Electronics Co. Ltd.	208,000	394,031
GeoVision, Inc.	8,300	30,142
Lextar Electronics Corp.	361,000	300,830
MJC Probe, Inc.	172,000	513,350
St.Shine Optical Co. Ltd.	31,000	543,757
Taiwan Fertilizer Co. Ltd.	3,000	5,314
Universal Cement Corp.	125,000	109,865
Voltronic Power Technology Corp.	69,000	556,366
TOTAL TAIWAN		5,524,661
Common Stocks - continued
	Shares	Value
Thailand - 0.6%
Thai Union Frozen Products PCL (For. Reg.)	232,400	$ 531,392
Turkey - 1.8%
Aksa Akrilik Kimya Sanayii	176,518	580,544
Aselsan A/S	30,000	136,324
Aygaz A/S	77,000	324,608
Tupras Turkiye Petrol Rafinelleri A/S	24,000	521,000
TOTAL TURKEY		1,562,476
Uganda - 0.5%
Umeme Ltd.	2,130,383	401,662
Vietnam - 0.2%
FTP Corp.	67,000	160,573
TOTAL COMMON STOCKS (Cost $76,358,182)		77,933,055
Nonconvertible Preferred Stocks - 5.3%

Brazil - 4.8%
Banco do Estado Rio Grande do Sul SA	151,800	906,671
Bradespar SA (PN)	108,900	735,698
Braskem SA (PN-A)	140,700	1,029,457
Marcopolo SA (PN)	425,700	728,426
Metalurgica Gerdau SA (PN)	150,300	812,793
TOTAL BRAZIL		4,213,045
Korea (South) - 0.5%
Samsung Fire & Marine Insurance Co. Ltd.	2,451	461,938
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,838,768)		4,674,983
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	5,332,684	$ 5,332,684
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,002,600	1,002,600
TOTAL MONEY MARKET FUNDS (Cost $6,335,284)		6,335,284
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $87,532,234)		88,943,322
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(1,942,286)
NET ASSETS - 100%		$ 87,001,036
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,220
Fidelity Securities Lending Cash Central Fund	22,418
Total	$ 24,638
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,472,967	$ 6,425,589	$ 8,047,378	$ -
Consumer Staples	7,138,172	4,373,694	2,764,478	-
Energy	1,591,417	879,656	711,761	-
Financials	16,069,647	9,616,932	6,452,715	-
Health Care	5,373,001	1,759,377	3,613,624	-
Industrials	14,978,849	8,953,316	6,025,533	-
Information Technology	11,552,911	3,836,942	7,715,969	-
Materials	8,645,095	3,963,573	4,681,522	-
Telecommunication Services	565,164	565,164	-	-
Utilities	2,220,815	1,042,792	1,178,023	-
Money Market Funds	6,335,284	6,335,284	-	-
Total Investments in Securities:	$ 88,943,322	$ 47,752,319	$ 41,191,003	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,239,253
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,014,000) - See accompanying schedule: Unaffiliated issuers (cost $81,196,950)	$ 82,608,038
Fidelity Central Funds (cost $6,335,284)	6,335,284
Total Investments (cost $87,532,234)		$ 88,943,322
Foreign currency held at value (cost $379,716)		380,018
Receivable for investments sold		2,029,733
Receivable for fund shares sold		98,495
Dividends receivable		95,704
Distributions receivable from Fidelity Central Funds		1,203
Prepaid expenses		349
Receivable from investment adviser for expense reductions		17,421
Other receivables		7,744
Total assets		91,573,989

Liabilities
Payable to custodian bank	$ 249,833
Payable for investments purchased	2,581,166
Payable for fund shares redeemed	267,767
Accrued management fee	62,215
Distribution and service plan fees payable	3,392
Other affiliated payables	20,166
Other payables and accrued expenses	385,814
Collateral on securities loaned, at value	1,002,600
Total liabilities		4,572,953

Net Assets		$ 87,001,036
Net Assets consist of:
Paid in capital		$ 86,500,569
Undistributed net investment income		174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(616,536)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,116,829
Net Assets		$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,361,655 ÷ 358,373 shares)	$ 12.17

Maximum offering price per share (100/94.25 of $12.17)	$ 12.91
Class T: Net Asset Value and redemption price per share ($2,031,326 ÷ 167,417 shares)	$ 12.13

Maximum offering price per share (100/96.50 of $12.13)	$ 12.57
Class C: Net Asset Value and offering price per share ($1,750,148 ÷ 145,834 shares)A	$ 12.00

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($78,377,207 ÷ 6,418,342 shares)	$ 12.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($480,700 ÷ 39,252 shares)	$ 12.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,943,273
Income from Fidelity Central Funds		24,638
Income before foreign taxes withheld		1,967,911
Less foreign taxes withheld		(149,221)
Total income		1,818,690

Expenses
Management fee	$ 778,418
Transfer agent fees	203,003
Distribution and service plan fees	41,075
Accounting and security lending fees	47,524
Custodian fees and expenses	164,899
Independent trustees' compensation	381
Registration fees	65,316
Audit	88,577
Legal	349
Interest	79
Miscellaneous	16,702
Total expenses before reductions	1,406,323
Expense reductions	(39,275)	1,367,048
Net investment income (loss)		451,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $963,357)	(205,589)
Foreign currency transactions	(44,609)
Total net realized gain (loss)		(250,198)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $59,002)	(686,710)
Assets and liabilities in foreign currencies	(15,113)
Total change in net unrealized appreciation (depreciation)		(701,823)
Net gain (loss)		(952,021)
Net increase (decrease) in net assets resulting from operations		$ (500,379)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 451,642	$ 931,481
Net realized gain (loss)	(250,198)	2,316,300
Change in net unrealized appreciation (depreciation)	(701,823)	(864,876)
Net increase (decrease) in net assets resulting from operations	(500,379)	2,382,905
Distributions to shareholders from net investment income	(676,480)	(286,293)
Distributions to shareholders from net realized gain	(2,520,609)	(914,866)
Total distributions	(3,197,089)	(1,201,159)
Share transactions - net increase (decrease)	(16,216,808)	59,689,170
Redemption fees	46,780	191,734
Total increase (decrease) in net assets	(19,867,496)	61,062,650

Net Assets
Beginning of period	106,868,532	45,805,882
End of period (including undistributed net investment income of $174 and undistributed net investment income of $648,420, respectively)	$ 87,001,036	$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.08	.12
Net realized and unrealized gain (loss)	(.01)	.75	1.76
Total from investment operations	.03	.83	1.88
Distributions from net investment income	(.06)	(.04)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.25) H	(.01)
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	.31%	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%
Expenses net of all reductions	1.70%	1.64%	1.64%
Net investment income (loss)	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rate E	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.05	.10
Net realized and unrealized gain (loss)	- H	.74	1.75
Total from investment operations	- H	.79	1.85
Distributions from net investment income	(.02)	(.03)	- H
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.32)	(.24) I	- H
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	.05%	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%
Expenses net of all reductions	1.95%	1.89%	1.89%
Net investment income (loss)	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	- H	.74	1.76
Total from investment operations	(.06)	.72	1.80
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.30)	(.21)	-
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(.42)%	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%
Expenses net of all reductions	2.45%	2.39%	2.39%
Net investment income (loss)	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.74	1.76
Total from investment operations	.07	.85	1.91
Distributions from net investment income	(.09)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.39)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	.61%	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.75	1.76
Total from investment operations	.07	.86	1.91
Distributions from net investment income	(.06)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	.61%	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,254,784
Gross unrealized depreciation	(6,137,587)
Net unrealized appreciation (depreciation) on securities	$ 1,117,197

Tax Cost	$ 87,826,125

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (322,648)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,099,060

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$ (322,648)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 676,480	$ 1,201,159
Long-term Capital Gains	2,520,609	-
Total	$ 3,197,089	$ 1,201,159

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,129,300 and $154,307,954, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,632	$ 1,997
Class T	.25%	.25%	9,422	384
Class C	.75%	.25%	20,021	10,212
			$ 41,075	$ 12,593

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	1,194
Class C*	2,188
$ 5,835

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,242.31
Class T	6,334.34
Class C	6,270.31
Emerging Markets Discovery	174,808.21
Institutional Class	1,349.25
	$ 203,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $594 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,976,000.32%		$ 79

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

7. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,418. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 5,734
Class T	1.95%	2,801
Class C	2.45%	2,643
Emerging Markets Discovery	1.45%	25,708
Institutional Class	1.45%	569
		$ 37,455

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,820.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 23,688	$ 7,274
Class T	2,475	5,643
Class C	-	1,195
Emerging Markets Discovery	646,254	259,277
Institutional Class	4,063	12,904
Total	$ 676,480	$ 286,293

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 122,525	$ 33,559
Class T	43,668	33,691
Class C	51,356	30,324
Emerging Markets Discovery	2,280,897	778,518
Institutional Class	22,163	38,774
Total	$ 2,520,609	$ 914,866

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	147,354	646,803	$ 1,789,001	$ 8,039,936
Reinvestment of distributions	10,958	3,013	133,251	36,310
Shares redeemed	(205,580)	(384,660)	(2,490,439)	(4,712,072)
Net increase (decrease)	(47,268)	265,156	$ (568,187)	$ 3,364,174
Class T
Shares sold	52,146	157,097	$ 631,489	$ 1,931,892
Reinvestment of distributions	3,566	3,232	43,325	38,882
Shares redeemed	(42,178)	(149,702)	(507,088)	(1,831,906)
Net increase (decrease)	13,534	10,627	$ 167,726	$ 138,868
Class C
Shares sold	92,257	428,945	$ 1,143,008	$ 5,224,843
Reinvestment of distributions	4,241	2,629	51,185	31,519
Shares redeemed	(119,225)	(387,768)	(1,424,170)	(4,776,955)
Net increase (decrease)	(22,727)	43,806	$ (229,977)	$ 479,407
Emerging Markets Discovery
Shares sold	2,185,123	12,245,350	$ 26,469,903	$ 152,132,821
Reinvestment of distributions	205,996	72,226	2,506,974	871,750
Shares redeemed	(3,696,612)	(7,876,995)	(44,026,941)	(96,541,547)
Net increase (decrease)	(1,305,493)	4,440,581	$ (15,050,064)	$ 56,463,024
Institutional Class
Shares sold	25,831	231,788	$ 324,477	$ 2,857,278
Reinvestment of distributions	824	3,612	10,052	43,597
Shares redeemed	(73,327)	(302,585)	(870,835)	(3,657,178)
Net increase (decrease)	(46,672)	(67,185)	$ (536,306)	$ (756,303)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.0972	$0.0422

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked equal to its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AEMDI-UANN-1214
1.931242.102

Fidelity®

Emerging Markets Discovery

Fund
and Fidelity®

Total Emerging Markets

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Fidelity® Emerging Markets Discovery Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Fidelity Total Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity® Emerging Markets Discovery Fund	0.61%	8.84%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Annual Report

Fidelity Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sam Polyak and James Hayes, who became Co-Portfolio Managers of Fidelity® Emerging Markets Discovery Fund on June 21, 2014, as part of the Fidelity Stock Selector Emerging Markets Group: For the year, the fund's Retail Class shares returned 0.61%, trailing the 2.14% gain of the MSCI Emerging Markets SMID Cap Index. Versus the index, stock selection was particularly challenging in South Korea, Taiwan and China. At the stock level, it hurt to have an average overweighting in South African lender African Bank Investments Limited, which suffered amid ongoing sluggishness in South Africa's credit cycle. We sold the fund's stake during the period. Taiwan-based medical equipment supplier Pacific Hospital Supply was another big relative detractor that we sold from the fund by period end. China-based oil & gas exploration & production firm Hilong Holding hurt the most, as it missed earnings expectations. Stock selection in India by far added the most value, but as a group we reduced the fund's exposure here. A non-index stake in Punjab National Bank was the top individual contributor for the period, and we sold it by period end. Other top contributors that we sold or reduced were India-based credit rating services firm Credit Analysis & Research and KEPCO Plant Services & Engineering, a South Korean company that provides maintenance and operations services for power plants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Discovery Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.70%
Actual		$ 1,000.00	$ 1,026.10	$ 8.68
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class T	1.95%
Actual		$ 1,000.00	$ 1,024.50	$ 9.95
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	2.45%
Actual		$ 1,000.00	$ 1,022.10	$ 12.49
HypotheticalA		$ 1,000.00	$ 1,012.85	$ 12.43
Emerging Markets Discovery	1.45%
Actual		$ 1,000.00	$ 1,027.80	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Institutional Class	1.45%
Actual		$ 1,000.00	$ 1,027.70	$ 7.41
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Discovery Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Quinenco SA (Chile, Industrial Conglomerates)	2.0	1.2
Daewoo International Corp. (Korea (South), Trading Companies & Distributors)	2.0	0.0
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.9	0.6
Yes Bank Ltd. (India, Banks)	1.6	0.0
Robinsons Land Corp. (Philippines, Real Estate Management & Development)	1.6	0.0
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	15.9
Industrials	17.4	20.6
Consumer Discretionary	16.9	16.8
Information Technology	13.4	13.4
Materials	9.8	3.1
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	14.9	20.3
Korea (South)	14.1	14.8
Cayman Islands	14.1	10.7
Brazil	7.1	2.4
Taiwan	6.4	16.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 94.9%	Stocks 97.9%
Short-Term Investments and Net Other Assets (Liabilities) 5.1%	Short-Term Investments and Net Other Assets (Liabilities) 2.1%

Annual Report

Fidelity Emerging Markets Discovery Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 89.6%
	Shares	Value
Argentina - 0.4%
Inversiones y Representaciones SA ADR	26,400	$ 388,872
Bermuda - 4.6%
Aquarius Platinum Ltd. (Australia) (a)	2,369,945	644,999
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	28,000	601,440
Shangri-La Asia Ltd.	660,000	958,323
Vtech Holdings Ltd.	50,100	630,424
Yue Yuen Industrial (Holdings) Ltd.	359,000	1,205,158
TOTAL BERMUDA		4,040,344
Brazil - 2.3%
Cosan SA Industria e Comercio	20,900	291,751
Localiza Rent A Car SA	4,500	64,869
Mills Estruturas e Servicos de Engenharia SA	9,900	64,524
Minerva SA (a)	169,400	871,645
QGEP Participacoes SA	18,400	66,905
Qualicorp SA (a)	64,200	652,908
TOTAL BRAZIL		2,012,602
British Virgin Islands - 0.7%
Luxoft Holding, Inc. (a)	15,500	619,845
Canada - 1.0%
Pan American Silver Corp.	53,100	490,113
Torex Gold Resources, Inc. (a)	343,100	365,308
TOTAL CANADA		855,421
Cayman Islands - 14.1%
58.com, Inc. ADR (d)	20,100	795,357
Anta Sports Products Ltd.	288,000	565,283
China Cord Blood Corp. (a)	125,200	637,268
China Lodging Group Ltd. ADR (a)	44,200	1,215,058
China ZhengTong Auto Services Holdings Ltd.	1,247,000	706,427
Cimc Enric Holdings Ltd.	714,000	718,002
Greatview Aseptic Pack Co. Ltd.	394,000	259,380
Haitian International Holdings Ltd.	350,000	750,777
Hilong Holding Ltd.	1,463,000	475,375
Lee & Man Paper Manufacturing Ltd.	1,307,000	717,250
Lee's Pharmaceutical Holdings Ltd.	430,500	592,480
Leju Holdings Ltd. ADR (d)	29,800	417,200
Pico Far East Holdings Ltd.	2,778,000	687,969
Semiconductor Manufacturing International Corp. (a)	6,178,000	640,516
Silergy Corp.	56,520	391,373
SITC International Holdings Co. Ltd.	1,888,000	1,005,734
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Uni-President China Holdings Ltd.	1,057,000	$ 982,132
Wisdom Holdings Group	935,000	723,655
TOTAL CAYMAN ISLANDS		12,281,236
Chile - 4.1%
Embotelladora Andina SA sponsored ADR	21,053	391,796
Inversiones La Construccion SA	66,001	940,545
Quinenco SA	852,780	1,771,009
Vina Concha y Toro SA	242,484	463,628
TOTAL CHILE		3,566,978
China - 2.6%
BBMG Corp. (H Shares)	1,315,500	930,206
China Suntien Green Energy Corp. Ltd. (H Shares)	890,000	236,386
Maanshan Iron & Steel Ltd. (H Shares) (a)	2,064,000	538,180
Tong Ren Tang Technologies Co. Ltd. (H Shares)	441,000	592,624
TOTAL CHINA		2,297,396
Colombia - 0.5%
Organizacion Terpel SA (a)	45,114	393,802
Egypt - 0.9%
Citadel Capital Corp. (a)	1,411,500	781,748
Greece - 0.4%
Public Power Corp. of Greece (a)	41,680	316,522
Hong Kong - 3.1%
China Power International Development Ltd.	568,000	256,578
Far East Horizon Ltd.	834,000	775,668
Techtronic Industries Co. Ltd.	527,500	1,651,393
TOTAL HONG KONG		2,683,639
India - 14.9%
Adani Ports & Special Economic Zone	146,053	678,875
CMC Ltd.	27,927	893,604
Exide Industries Ltd.	370,061	948,772
GAIL India Ltd.	64,387	553,403
Grasim Industries Ltd.	15,189	911,465
Havells India Ltd.	181,890	845,935
IDFC Ltd. (a)	199,271	518,543
Iifl Holdings Ltd.	239,330	666,664
Ipca Laboratories Ltd.	49,210	587,543
JK Cement Ltd.	57,507	564,863
KPIT Cummins Infosystems Ltd. (a)	230,698	623,144
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	29,712	$ 687,933
Mahindra Lifespace Developers Ltd.	75,033	623,350
MindTree Consulting Ltd.	22,113	393,741
Shriram Transport Finance Co. Ltd.	36,068	557,960
Tech Mahindra Ltd.	23,911	980,154
The Jammu & Kashmir Bank Ltd.	237,424	537,872
Yes Bank Ltd.	126,518	1,432,651
TOTAL INDIA		13,006,472
Israel - 1.2%
Bezeq The Israel Telecommunication Corp. Ltd.	334,300	565,164
NICE Systems Ltd. sponsored ADR	12,800	520,704
TOTAL ISRAEL		1,085,868
Korea (South) - 13.6%
AMOREPACIFIC Group, Inc.	860	946,889
Binggrea Co. Ltd.	5,675	436,805
Daewoo International Corp.	54,893	1,729,384
DGB Financial Group Co. Ltd.	73,881	1,048,621
E-Mart Co. Ltd.	3,822	704,323
Fila Korea Ltd.	11,372	1,180,124
Hyundai HCN	91,864	388,593
Hyundai Industrial Development & Construction Co.	27,329	1,026,321
Hyundai Wia Corp.	4,303	738,896
KEPCO Plant Service & Engineering Co. Ltd.	9,301	759,181
Kolon Life Science, Inc.	9,808	469,201
Korean Reinsurance Co.	110,469	1,172,090
Leeno Industrial, Inc.	18,227	721,823
Sungshin Cement Manufacturing Co. Ltd. (a)	69,388	530,204
TOTAL KOREA (SOUTH)		11,852,455
Malaysia - 0.7%
Top Glove Corp. Bhd	409,700	609,287
Mexico - 5.1%
Credito Real S.A.B. de CV	248,500	638,862
Grupo Aeroportuario del Pacifico SA de CV Series B	73,900	502,792
Grupo Aeroportuario Norte S.A.B. de CV	100,300	499,703
Grupo Comercial Chedraui S.A.B. de CV	158,800	558,608
Macquarie Mexican (REIT)	452,700	822,281
Megacable Holdings S.A.B. de CV unit	180,400	826,427
Qualitas Controladora S.A.B. de CV	238,700	617,389
TOTAL MEXICO		4,466,062
Common Stocks - continued
	Shares	Value
Nigeria - 1.6%
Transnational Corp. of Nigeria PLC	18,107,275	$ 441,614
Zenith Bank PLC	7,682,382	983,196
TOTAL NIGERIA		1,424,810
Panama - 0.5%
Copa Holdings SA Class A	3,600	420,912
Philippines - 4.0%
Alliance Global Group, Inc.	1,642,600	923,896
LT Group, Inc.	2,559,600	810,291
PNOC Energy Development Corp.	2,149,700	368,042
Robinsons Land Corp.	2,454,500	1,340,007
TOTAL PHILIPPINES		3,442,236
Poland - 1.3%
Cyfrowy Polsat SA	144,100	1,102,145
Singapore - 0.5%
First Resources Ltd.	272,000	440,663
South Africa - 1.1%
Alexander Forbes Group Holding (a)	529,819	413,105
Blue Label Telecoms Ltd.	572,100	505,721
TOTAL SOUTH AFRICA		918,826
Sri Lanka - 0.9%
John Keells Holdings Ltd.	378,368	744,150
Taiwan - 6.4%
ASPEED Tech, Inc.	5,902	45,049
Chicony Electronics Co. Ltd.	207,120	595,521
Chroma ATE, Inc.	359,000	894,105
Cleanaway Co. Ltd.	123,000	545,948
Cub Elecparts, Inc.	57,000	600,398
EPISTAR Corp.	216,000	389,985
Everlight Electronics Co. Ltd.	208,000	394,031
GeoVision, Inc.	8,300	30,142
Lextar Electronics Corp.	361,000	300,830
MJC Probe, Inc.	172,000	513,350
St.Shine Optical Co. Ltd.	31,000	543,757
Taiwan Fertilizer Co. Ltd.	3,000	5,314
Universal Cement Corp.	125,000	109,865
Voltronic Power Technology Corp.	69,000	556,366
TOTAL TAIWAN		5,524,661
Common Stocks - continued
	Shares	Value
Thailand - 0.6%
Thai Union Frozen Products PCL (For. Reg.)	232,400	$ 531,392
Turkey - 1.8%
Aksa Akrilik Kimya Sanayii	176,518	580,544
Aselsan A/S	30,000	136,324
Aygaz A/S	77,000	324,608
Tupras Turkiye Petrol Rafinelleri A/S	24,000	521,000
TOTAL TURKEY		1,562,476
Uganda - 0.5%
Umeme Ltd.	2,130,383	401,662
Vietnam - 0.2%
FTP Corp.	67,000	160,573
TOTAL COMMON STOCKS (Cost $76,358,182)		77,933,055
Nonconvertible Preferred Stocks - 5.3%

Brazil - 4.8%
Banco do Estado Rio Grande do Sul SA	151,800	906,671
Bradespar SA (PN)	108,900	735,698
Braskem SA (PN-A)	140,700	1,029,457
Marcopolo SA (PN)	425,700	728,426
Metalurgica Gerdau SA (PN)	150,300	812,793
TOTAL BRAZIL		4,213,045
Korea (South) - 0.5%
Samsung Fire & Marine Insurance Co. Ltd.	2,451	461,938
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,838,768)		4,674,983
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	5,332,684	$ 5,332,684
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,002,600	1,002,600
TOTAL MONEY MARKET FUNDS (Cost $6,335,284)		6,335,284
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $87,532,234)		88,943,322
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(1,942,286)
NET ASSETS - 100%		$ 87,001,036
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,220
Fidelity Securities Lending Cash Central Fund	22,418
Total	$ 24,638
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 14,472,967	$ 6,425,589	$ 8,047,378	$ -
Consumer Staples	7,138,172	4,373,694	2,764,478	-
Energy	1,591,417	879,656	711,761	-
Financials	16,069,647	9,616,932	6,452,715	-
Health Care	5,373,001	1,759,377	3,613,624	-
Industrials	14,978,849	8,953,316	6,025,533	-
Information Technology	11,552,911	3,836,942	7,715,969	-
Materials	8,645,095	3,963,573	4,681,522	-
Telecommunication Services	565,164	565,164	-	-
Utilities	2,220,815	1,042,792	1,178,023	-
Money Market Funds	6,335,284	6,335,284	-	-
Total Investments in Securities:	$ 88,943,322	$ 47,752,319	$ 41,191,003	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 10,239,253
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,014,000) - See accompanying schedule: Unaffiliated issuers (cost $81,196,950)	$ 82,608,038
Fidelity Central Funds (cost $6,335,284)	6,335,284
Total Investments (cost $87,532,234)		$ 88,943,322
Foreign currency held at value (cost $379,716)		380,018
Receivable for investments sold		2,029,733
Receivable for fund shares sold		98,495
Dividends receivable		95,704
Distributions receivable from Fidelity Central Funds		1,203
Prepaid expenses		349
Receivable from investment adviser for expense reductions		17,421
Other receivables		7,744
Total assets		91,573,989

Liabilities
Payable to custodian bank	$ 249,833
Payable for investments purchased	2,581,166
Payable for fund shares redeemed	267,767
Accrued management fee	62,215
Distribution and service plan fees payable	3,392
Other affiliated payables	20,166
Other payables and accrued expenses	385,814
Collateral on securities loaned, at value	1,002,600
Total liabilities		4,572,953

Net Assets		$ 87,001,036
Net Assets consist of:
Paid in capital		$ 86,500,569
Undistributed net investment income		174
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(616,536)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,116,829
Net Assets		$ 87,001,036

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,361,655 ÷ 358,373 shares)	$ 12.17

Maximum offering price per share (100/94.25 of $12.17)	$ 12.91
Class T: Net Asset Value and redemption price per share ($2,031,326 ÷ 167,417 shares)	$ 12.13

Maximum offering price per share (100/96.50 of $12.13)	$ 12.57
Class C: Net Asset Value and offering price per share ($1,750,148 ÷ 145,834 shares)A	$ 12.00

Emerging Markets Discovery: Net Asset Value, offering price and redemption price per share ($78,377,207 ÷ 6,418,342 shares)	$ 12.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($480,700 ÷ 39,252 shares)	$ 12.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Discovery Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,943,273
Income from Fidelity Central Funds		24,638
Income before foreign taxes withheld		1,967,911
Less foreign taxes withheld		(149,221)
Total income		1,818,690

Expenses
Management fee	$ 778,418
Transfer agent fees	203,003
Distribution and service plan fees	41,075
Accounting and security lending fees	47,524
Custodian fees and expenses	164,899
Independent trustees' compensation	381
Registration fees	65,316
Audit	88,577
Legal	349
Interest	79
Miscellaneous	16,702
Total expenses before reductions	1,406,323
Expense reductions	(39,275)	1,367,048
Net investment income (loss)		451,642
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $963,357)	(205,589)
Foreign currency transactions	(44,609)
Total net realized gain (loss)		(250,198)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $59,002)	(686,710)
Assets and liabilities in foreign currencies	(15,113)
Total change in net unrealized appreciation (depreciation)		(701,823)
Net gain (loss)		(952,021)
Net increase (decrease) in net assets resulting from operations		$ (500,379)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 451,642	$ 931,481
Net realized gain (loss)	(250,198)	2,316,300
Change in net unrealized appreciation (depreciation)	(701,823)	(864,876)
Net increase (decrease) in net assets resulting from operations	(500,379)	2,382,905
Distributions to shareholders from net investment income	(676,480)	(286,293)
Distributions to shareholders from net realized gain	(2,520,609)	(914,866)
Total distributions	(3,197,089)	(1,201,159)
Share transactions - net increase (decrease)	(16,216,808)	59,689,170
Redemption fees	46,780	191,734
Total increase (decrease) in net assets	(19,867,496)	61,062,650

Net Assets
Beginning of period	106,868,532	45,805,882
End of period (including undistributed net investment income of $174 and undistributed net investment income of $648,420, respectively)	$ 87,001,036	$ 106,868,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 11.89	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.04	.08	.12
Net realized and unrealized gain (loss)	(.01)	.75	1.76
Total from investment operations	.03	.83	1.88
Distributions from net investment income	(.06)	(.04)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.25) H	(.01)
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.17	$ 12.49	$ 11.89
Total ReturnA, B	.31%	7.20%	19.00%
Ratios to Average Net Assets D, G
Expenses before reductions	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%
Expenses net of all reductions	1.70%	1.64%	1.64%
Net investment income (loss)	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,362	$ 5,065	$ 1,671
Portfolio turnover rate E	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.44	$ 11.87	$ 10.00
Income from Investment Operations
Net investment income (loss) C	- H	.05	.10
Net realized and unrealized gain (loss)	- H	.74	1.75
Total from investment operations	- H	.79	1.85
Distributions from net investment income	(.02)	(.03)	- H
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.32)	(.24) I	- H
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.13	$ 12.44	$ 11.87
Total ReturnA, B	.05%	6.87%	18.75%
Ratios to Average Net Assets D, G
Expenses before reductions	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%
Expenses net of all reductions	1.95%	1.89%	1.89%
Net investment income (loss)	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,031	$ 1,914	$ 1,700
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	- H	.74	1.76
Total from investment operations	(.06)	.72	1.80
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.30)	(.21)	-
Redemption fees added to paid in capital C	.01	.02	.02
Net asset value, end of period	$ 12.00	$ 12.35	$ 11.82
Total ReturnA, B	(.42)%	6.32%	18.20%
Ratios to Average Net Assets D, G
Expenses before reductions	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%
Expenses net of all reductions	2.45%	2.39%	2.39%
Net investment income (loss)	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,750	$ 2,082	$ 1,474
Portfolio turnover rateE	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets Discovery

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.52	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.74	1.76
Total from investment operations	.07	.85	1.91
Distributions from net investment income	(.09)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.39)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.21	$ 12.52	$ 11.92
Total ReturnA	.61%	7.37%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,377	$ 96,731	$ 39,135
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 11.92	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.07	.11	.15
Net realized and unrealized gain (loss)	- G	.75	1.76
Total from investment operations	.07	.86	1.91
Distributions from net investment income	(.06)	(.07)	(.01)
Distributions from net realized gain	(.30)	(.20)	-
Total distributions	(.36)	(.27)	(.01)
Redemption fees added to paid in capital B	.01	.02	.02
Net asset value, end of period	$ 12.25	$ 12.53	$ 11.92
Total ReturnA	.61%	7.45%	19.35%
Ratios to Average Net Assets C, F
Expenses before reductions	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.39%	1.39%
Net investment income (loss)	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 481	$ 1,076	$ 1,825
Portfolio turnover rateD	148%	179%	83%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2011 (commencement of operations) to October 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,254,784
Gross unrealized depreciation	(6,137,587)
Net unrealized appreciation (depreciation) on securities	$ 1,117,197

Tax Cost	$ 87,826,125

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (322,648)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,099,060

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$ (322,648)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 676,480	$ 1,201,159
Long-term Capital Gains	2,520,609	-
Total	$ 3,197,089	$ 1,201,159

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $133,129,300 and $154,307,954, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,632	$ 1,997
Class T	.25%	.25%	9,422	384
Class C	.75%	.25%	20,021	10,212
			$ 41,075	$ 12,593

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,453
Class T	1,194
Class C*	2,188
$ 5,835

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 14,242.31
Class T	6,334.34
Class C	6,270.31
Emerging Markets Discovery	174,808.21
Institutional Class	1,349.25
	$ 203,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $594 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,976,000.32%		$ 79

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,418. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$ 5,734
Class T	1.95%	2,801
Class C	2.45%	2,643
Emerging Markets Discovery	1.45%	25,708
Institutional Class	1.45%	569
		$ 37,455

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,820.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 23,688	$ 7,274
Class T	2,475	5,643
Class C	-	1,195
Emerging Markets Discovery	646,254	259,277
Institutional Class	4,063	12,904
Total	$ 676,480	$ 286,293

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 122,525	$ 33,559
Class T	43,668	33,691
Class C	51,356	30,324
Emerging Markets Discovery	2,280,897	778,518
Institutional Class	22,163	38,774
Total	$ 2,520,609	$ 914,866

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	147,354	646,803	$ 1,789,001	$ 8,039,936
Reinvestment of distributions	10,958	3,013	133,251	36,310
Shares redeemed	(205,580)	(384,660)	(2,490,439)	(4,712,072)
Net increase (decrease)	(47,268)	265,156	$ (568,187)	$ 3,364,174
Class T
Shares sold	52,146	157,097	$ 631,489	$ 1,931,892
Reinvestment of distributions	3,566	3,232	43,325	38,882
Shares redeemed	(42,178)	(149,702)	(507,088)	(1,831,906)
Net increase (decrease)	13,534	10,627	$ 167,726	$ 138,868
Class C
Shares sold	92,257	428,945	$ 1,143,008	$ 5,224,843
Reinvestment of distributions	4,241	2,629	51,185	31,519
Shares redeemed	(119,225)	(387,768)	(1,424,170)	(4,776,955)
Net increase (decrease)	(22,727)	43,806	$ (229,977)	$ 479,407
Emerging Markets Discovery
Shares sold	2,185,123	12,245,350	$ 26,469,903	$ 152,132,821
Reinvestment of distributions	205,996	72,226	2,506,974	871,750
Shares redeemed	(3,696,612)	(7,876,995)	(44,026,941)	(96,541,547)
Net increase (decrease)	(1,305,493)	4,440,581	$ (15,050,064)	$ 56,463,024
Institutional Class
Shares sold	25,831	231,788	$ 324,477	$ 2,857,278
Reinvestment of distributions	824	3,612	10,052	43,597
Shares redeemed	(73,327)	(302,585)	(870,835)	(3,657,178)
Net increase (decrease)	(46,672)	(67,185)	$ (536,306)	$ (756,303)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Annual Report

Fidelity Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity Total Emerging Markets Fund	3.56%	6.36%

A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by investors' risk-taking and subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Turning to bonds, late-period strength in the U.S. dollar took its toll on performance: The Barclays® Global Aggregate GDP Weighted Index gained 1.09% for the year, lagging the 4.14% return of the Barclays® U.S. Aggregate Bond Index. Global corporate debt (+3%) fared relatively better, but still lagged the broad U.S. bond market.

Comments from John Carlson, Lead Portfolio Manager of Fidelity® Total Emerging Markets Fund: For the year, the fund's Retail Class shares gained 3.56%, compared with 0.98% for the MSCI Emerging Markets Index and 3.53% for the Fidelity Total Emerging Markets Composite IndexSM. Versus the Composite index, the fund's overweighting in equities, which underperformed, and underweighting in strong-performing EM debt detracted. However, the biggest contribution came from security selection among equities. Here, the equity sleeve's top individual contributor was South Korean cosmetics firm AMOREPACIFIC Group. Over the past year, the stock price tripled, benefiting from rapidly increasing demand for makeup among Chinese consumers, especially via e-commerce and duty-free sales. Conversely, positioning in Russia hurt results, including an investment in market-leading bank Sberbank. Turning to EM debt, underweighting Russia helped. We notably reduced exposure here in the first half of the period amid rising geopolitical uncertainty that caused a steep sell-off, although we added to our position shortly after that happened. On the flip side, it hurt to largely avoid Argentina.

Note to shareholders: Effective October 1, 2014, Per Johansson and Douglas Chow were no longer Co-Portfolio Managers of the fund, and Co-Portfolio Managers Gregory Lee and Tim Gannon became responsible for the energy and information technology subportfolios, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.65%
Actual		$ 1,000.00	$ 1,033.10	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,031.30	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,028.70	$ 12.27
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.9	3.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3	2.6
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.5	1.7
Naspers Ltd. Class N (South Africa, Media)	1.3	0.9
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.1	1.2
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	20.1
Information Technology	13.8	12.5
Energy	9.4	11.9
Consumer Discretionary	6.8	5.9
Consumer Staples	6.5	6.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.5	13.7
India	8.5	5.2
Brazil	7.1	7.9
Taiwan	6.3	5.5
China	5.9	4.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks and Equity Futures 75.6%	Stocks and Equity Futures 70.1%
Bonds 22.9%	Bonds 27.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.5%	Short-Term Investments and Net Other Assets (Liabilities) 2.6%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 69.0%
	Shares	Value
Argentina - 0.5%
Grupo Financiero Galicia SA sponsored ADR	7,910	$ 116,277
YPF SA Class D sponsored ADR	7,637	268,593
TOTAL ARGENTINA		384,870
Austria - 0.2%
C.A.T. oil AG (Bearer)	6,531	124,402
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia) (a)	440,582	119,908
Cosan Ltd. Class A	11,963	126,688
Credicorp Ltd. (United States)	200	32,200
GP Investments Ltd. Class A (depositary receipt) (a)	76,222	154,111
Hoegh LNG Holdings Ltd. (a)	664	8,565
Shangri-La Asia Ltd.	150,000	217,801
Yue Yuen Industrial (Holdings) Ltd.	95,500	320,592
TOTAL BERMUDA		979,865
Brazil - 2.2%
BM&F BOVESPA SA	52,970	233,009
BR Properties SA	27,480	138,847
CCR SA	5,100	37,974
Cielo SA	15,200	249,602
Cosan SA Industria e Comercio	6,639	92,676
Fibria Celulose SA (a)	17,500	211,944
Localiza Rent A Car SA	900	12,974
Mills Estruturas e Servicos de Engenharia SA	3,000	19,553
Minerva SA (a)	61,900	318,506
Qualicorp SA (a)	2,750	27,967
Smiles SA	13,200	228,000
T4F Entretenimento SA (a)	31,500	35,595
Ultrapar Participacoes SA	6,900	150,509
TOTAL BRAZIL		1,757,156
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	3,251	78,804
Canada - 0.6%
First Quantum Minerals Ltd.	5,700	85,977
Goldcorp, Inc.	8,700	163,263
Pan American Silver Corp.	14,500	133,835
Torex Gold Resources, Inc. (a)	49,200	52,385
TOTAL CANADA		435,460
Common Stocks - continued
	Shares	Value
Cayman Islands - 5.5%
58.com, Inc. ADR	5,950	$ 235,442
Alibaba Group Holding Ltd. sponsored ADR	1,100	108,460
Anta Sports Products Ltd.	121,000	237,497
China Lodging Group Ltd. ADR (a)	9,800	269,402
China ZhengTong Auto Services Holdings Ltd.	357,400	202,468
Cimc Enric Holdings Ltd.	132,000	132,740
E-House China Holdings Ltd. ADR	13,460	134,465
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,534	163,350
GCL-Poly Energy Holdings Ltd. (a)	234,000	78,863
Greatview Aseptic Pack Co. Ltd.	211,000	138,906
Haitian International Holdings Ltd.	59,000	126,560
Hengan International Group Co. Ltd.	28,000	295,141
SINA Corp. (a)	2,801	114,757
Tencent Holdings Ltd.	76,700	1,232,743
Tingyi (Cayman Islands) Holding Corp.	180,000	447,794
Uni-President China Holdings Ltd.	329,600	306,254
Xueda Education Group sponsored ADR	8,700	24,447
Yingde Gases Group Co. Ltd.	134,500	105,023
TOTAL CAYMAN ISLANDS		4,354,312
Chile - 0.7%
Embotelladora Andina SA ADR	1,700	26,350
Empresa Nacional de Electricidad SA	75,303	117,256
Inversiones La Construccion SA	14,226	202,727
Vina Concha y Toro SA	120,325	230,061
TOTAL CHILE		576,394
China - 5.9%
Anhui Conch Cement Co. Ltd. (H Shares)	46,000	150,644
BBMG Corp. (H Shares)	265,000	187,385
China Life Insurance Co. Ltd. (H Shares)	232,170	692,789
China Pacific Insurance Group Co. Ltd. (H Shares)	140,400	525,399
China Shenhua Energy Co. Ltd. (H Shares)	83,000	233,939
China Suntien Green Energy Corp. Ltd. (H Shares)	358,350	95,179
China Telecom Corp. Ltd. (H Shares)	788,357	502,542
Industrial & Commercial Bank of China Ltd. (H Shares)	1,324,500	879,415
Maanshan Iron & Steel Ltd. (H Shares) (a)	778,000	202,861
PetroChina Co. Ltd.:
(H Shares)	460,000	575,894
sponsored ADR	500	62,750
Common Stocks - continued
	Shares	Value
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	269,500	$ 494,381
Sinopec Engineering Group Co. Ltd. (H Shares) (d)	88,500	85,595
TOTAL CHINA		4,688,773
Colombia - 0.5%
BanColombia SA sponsored ADR	7,141	403,966
Denmark - 0.0%
Auriga Industries A/S Series B (a)	681	35,142
Egypt - 0.2%
Citadel Capital Corp. (a)	307,200	170,140
Greece - 0.4%
National Bank of Greece SA (a)	79,160	190,942
Public Power Corp. of Greece (a)	12,794	97,159
TOTAL GREECE		288,101
Hong Kong - 2.5%
China Power International Development Ltd.	321,600	145,274
China Resources Power Holdings Co. Ltd.	64,535	187,838
China Unicom Ltd.	147,400	221,471
CNOOC Ltd.	322,000	504,216
CNOOC Ltd. sponsored ADR	400	62,548
Far East Horizon Ltd.	255,000	237,165
Lenovo Group Ltd.	162,000	238,789
Sinotruk Hong Kong Ltd.	227,000	117,664
Techtronic Industries Co. Ltd.	97,000	303,668
TOTAL HONG KONG		2,018,633
India - 8.5%
Adani Ports & Special Economic Zone	53,689	249,554
Axis Bank Ltd. (a)	103,278	761,183
Bharti Airtel Ltd. (a)	49,801	323,605
Bharti Infratel Ltd.	81,123	388,777
Coal India Ltd.	69,344	418,138
Eicher Motors Ltd.	1,733	359,959
GAIL India Ltd.	25,361	217,976
Grasim Industries Ltd.	4,012	240,753
HCL Technologies Ltd.	4,819	126,384
Infosys Ltd.	8,364	554,409
ITC Ltd. (a)	75,310	435,436
JK Cement Ltd.	17,887	175,695
Larsen & Toubro Ltd. (a)	7,434	200,341
LIC Housing Finance Ltd.	29,517	173,818
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	14,411	$ 333,663
Petronet LNG Ltd. (a)	71,884	233,384
Phoenix Mills Ltd.	40,098	252,445
Power Grid Corp. of India Ltd.	57,775	137,082
SREI Infrastructure Finance Ltd.	313,747	242,544
State Bank of India	4,956	218,096
Tata Consultancy Services Ltd.	7,001	297,875
Wipro Ltd.	14,659	135,407
Yes Bank Ltd.	26,641	301,674
TOTAL INDIA		6,778,198
Indonesia - 1.1%
PT AKR Corporindo Tbk	171,200	69,750
PT Bakrieland Development Tbk (a)	17,571,300	73,717
PT Bank Rakyat Indonesia Tbk	574,900	526,836
PT Kalbe Farma Tbk	1,651,600	233,194
TOTAL INDONESIA		903,497
Israel - 0.4%
Bezeq The Israel Telecommunication Corp. Ltd.	192,650	325,692
Kenya - 0.2%
Equity Bank Ltd. (a)	311,500	177,602
Korea (South) - 12.0%
AMOREPACIFIC Group, Inc.	385	423,898
Daewoo International Corp.	25,428	801,100
E-Mart Co. Ltd.	1,898	349,766
Fila Korea Ltd.	2,076	215,436
Hana Financial Group, Inc.	14,815	510,864
Hankook Shell Oil Co. Ltd.	149	67,813
Hyundai Industrial Development & Construction Co.	8,576	322,065
Hyundai Mobis	2,545	592,166
KB Financial Group, Inc.	13,310	518,974
KEPCO Plant Service & Engineering Co. Ltd.	1,557	127,088
Korea Electric Power Corp.	4,800	209,579
Korea Zinc Co. Ltd.	492	184,309
Korean Reinsurance Co.	32,699	346,941
LG Chemical Ltd.	1,204	224,116
LG Corp.	3,739	221,324
NAVER Corp.	439	308,072
POSCO	927	266,328
Samsung C&T Corp.	4,609	310,142
Samsung Electronics Co. Ltd.	1,995	2,309,819
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Shinhan Financial Group Co. Ltd.	14,859	$ 695,622
SK Hynix, Inc. (a)	8,762	386,950
SK Telecom Co. Ltd. sponsored ADR	5,006	139,117
TOTAL KOREA (SOUTH)		9,531,489
Luxembourg - 0.5%
Globant SA (a)	4,840	62,630
Tenaris SA sponsored ADR	8,800	348,832
TOTAL LUXEMBOURG		411,462
Mexico - 4.9%
America Movil S.A.B. de CV Series L sponsored ADR	29,973	731,641
Banregio Grupo Financiero S.A.B. de CV	18,969	109,704
CEMEX S.A.B. de CV sponsored ADR	25,808	317,438
El Puerto de Liverpool S.A.B. de CV Class C	21,400	251,071
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	3,950	380,148
Grupo Aeroportuario del Pacifico SA de CV Series B	28,000	190,503
Grupo Aeroportuario Norte S.A.B. de CV	19,700	98,147
Grupo Comercial Chedraui S.A.B. de CV	83,376	293,290
Grupo Financiero Banorte S.A.B. de CV Series O	49,560	317,942
Grupo Televisa SA de CV (CPO) sponsored ADR	23,900	863,746
Macquarie Mexican (REIT)	165,870	301,285
TOTAL MEXICO		3,854,915
Nigeria - 1.3%
Guaranty Trust Bank PLC	556,759	84,026
Guaranty Trust Bank PLC GDR (Reg. S)	37,730	290,521
Transnational Corp. of Nigeria PLC	3,207,008	78,215
Zenith Bank PLC	4,383,603	561,017
TOTAL NIGERIA		1,013,779
Panama - 0.2%
Copa Holdings SA Class A	1,200	140,304
Philippines - 1.9%
Alliance Global Group, Inc.	513,700	288,935
LT Group, Inc.	436,400	138,151
Metropolitan Bank & Trust Co.	215,484	395,376
PNOC Energy Development Corp.	644,500	110,343
Robinsons Land Corp.	980,100	535,075
TOTAL PHILIPPINES		1,467,880
Common Stocks - continued
	Shares	Value
Poland - 0.6%
Cyfrowy Polsat SA	35,000	$ 267,697
Powszechny Zaklad Ubezpieczen SA	1,598	239,513
TOTAL POLAND		507,210
Puerto Rico - 0.1%
Popular, Inc. (a)	3,430	109,348
Romania - 0.0%
SNGN Romgaz SA GDR (d)	1,769	16,682
Russia - 2.2%
Bashneft OJSC rights (a)	150	0
E.ON Russia JSC (a)	2,321,800	134,902
LUKOIL Oil Co. sponsored ADR (United Kingdom)	8,700	427,170
Mobile TeleSystems OJSC (a)	29,411	174,373
NOVATEK OAO GDR (Reg. S)	4,100	440,340
Sberbank (Savings Bank of the Russian Federation) (a)	289,250	512,658
TMK OAO GDR (Reg. S)	11,400	89,262
TOTAL RUSSIA		1,778,705
Singapore - 0.6%
Ezion Holdings Ltd.	83,040	97,787
First Resources Ltd.	213,000	345,078
TOTAL SINGAPORE		442,865
South Africa - 4.6%
Alexander Forbes Group Holding (a)	137,755	107,409
Aspen Pharmacare Holdings Ltd.	14,338	511,448
Barclays Africa Group Ltd.	17,953	283,478
Bidvest Group Ltd.	11,856	326,096
Blue Label Telecoms Ltd.	134,400	118,806
Impala Platinum Holdings Ltd. (a)	22,700	165,242
JSE Ltd.	16,790	163,489
Life Healthcare Group Holdings Ltd.	65,700	248,391
MTN Group Ltd.	30,427	673,106
Naspers Ltd. Class N	8,300	1,032,926
TOTAL SOUTH AFRICA		3,630,391
Taiwan - 6.3%
Catcher Technology Co. Ltd.	23,000	193,857
Cathay Financial Holding Co. Ltd.	50,600	83,277
E.SUN Financial Holdings Co. Ltd.	270,697	171,188
Hon Hai Precision Industry Co. Ltd. (Foxconn)	255,624	807,788
Inotera Memories, Inc. (a)	95,000	146,591
Common Stocks - continued
	Shares	Value
Taiwan - continued
King's Town Bank	33,000	$ 36,035
Largan Precision Co. Ltd.	3,000	210,419
MediaTek, Inc.	29,000	413,560
Pegatron Corp.	76,000	138,294
Radiant Opto-Electronics Corp.	30,000	104,666
Taiwan Fertilizer Co. Ltd.	122,000	216,104
Taiwan Semiconductor Manufacturing Co. Ltd.	380,000	1,644,683
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,442	119,833
Unified-President Enterprises Corp.	295,243	506,876
Universal Cement Corp.	109,740	96,452
Vanguard International Semiconductor Corp.	69,000	103,502
Voltronic Power Technology Corp.	50	403
TOTAL TAIWAN		4,993,528
Thailand - 1.0%
Intouch Holdings PCL NVDR	80,300	182,306
Kasikornbank PCL (For. Reg.)	57,860	419,066
Thai Union Frozen Products PCL (For. Reg.)	94,100	215,163
TOTAL THAILAND		816,535
Turkey - 1.5%
Aksa Akrilik Kimya Sanayii	3,000	9,867
Aselsan A/S	25,000	113,603
Aygaz A/S	21,647	91,257
Tupras Turkiye Petrol Rafinelleri A/S	12,200	264,842
Turkcell Iletisim Hizmet A/S (a)	5,240	30,462
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	14,440	211,257
Turkiye Garanti Bankasi A/S	81,250	317,110
Turkiye Halk Bankasi A/S	26,240	175,315
TOTAL TURKEY		1,213,713
United Arab Emirates - 0.4%
DP World Ltd.	6,124	117,336
First Gulf Bank PJSC	41,207	203,623
TOTAL UNITED ARAB EMIRATES		320,959
United Kingdom - 0.0%
China Pacific Insurance Group Co. Ltd. (UBS Warrant Programme) warrants ELS 6/29/15 (a)(d)	8,100	26,833
United States of America - 0.2%
Cognizant Technology Solutions Corp. Class A (a)	3,020	147,527
TOTAL COMMON STOCKS (Cost $47,476,311)		54,905,132
Nonconvertible Preferred Stocks - 6.5%
	Shares	Value
Brazil - 4.7%
Ambev SA sponsored ADR	49,000	$ 327,320
Banco do Estado Rio Grande do Sul SA	59,130	353,172
Braskem SA (PN-A)	30,500	223,159
Companhia Paranaense de Energia-Copel:
(PN-B)	815	11,383
(PN-B) sponsored	6,811	96,035
Gerdau SA sponsored ADR	51,211	231,986
Itau Unibanco Holding SA sponsored ADR	57,978	855,755
Marcopolo SA (PN)	85,100	145,617
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored (non-vtg.)	2,806	34,317
sponsored ADR	51,921	607,476
TIM Participacoes SA sponsored ADR	6,104	167,982
Vale SA (PN-A) sponsored ADR	78,100	684,156
TOTAL BRAZIL		3,738,358
Chile - 0.1%
Embotelladora Andina SA Class A	38,679	99,148
Korea (South) - 1.5%
Hyundai Motor Co. Series 2	3,017	359,419
Samsung Electronics Co. Ltd.	446	408,872
Samsung Fire & Marine Insurance Co. Ltd.	2,070	390,132
TOTAL KOREA (SOUTH)		1,158,423
Russia - 0.2%
Surgutneftegas (a)	292,550	200,621
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,815,014)		5,196,550
Nonconvertible Bonds - 4.2%
	Principal Amount
Azerbaijan - 0.3%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	198,200
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (d)	300,000	317,481
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (d)	200,000	191,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Ireland - 0.1%
Vnesheconombank Via VEB Finance PLC 6.8% 11/22/25 (d)	$ 100,000	$ 98,875
Kazakhstan - 0.4%
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	300,000	291,750
Luxembourg - 0.6%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	383,020
6.299% 5/15/17 (Reg. S)	100,000	100,250
TOTAL LUXEMBOURG		483,270
Mexico - 0.3%
Petroleos Mexicanos 6.375% 1/23/45	175,000	200,795
Netherlands - 0.4%
Indosat Palapa Co. BV 7.375% 7/29/20 (d)	100,000	106,250
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)	200,000	199,750
TOTAL NETHERLANDS		306,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	187,500
Venezuela - 1.3%
Petroleos de Venezuela SA:
5.5% 4/12/37	500,000	232,500
6% 11/15/26 (Reg. S)	700,000	342,300
8.5% 11/2/17 (d)	250,000	189,350
9% 11/17/21 (Reg. S)	150,000	95,063
9.75% 5/17/35 (d)	300,000	183,150
TOTAL VENEZUELA		1,042,363
TOTAL NONCONVERTIBLE BONDS (Cost $3,390,824)		3,317,734
Government Obligations - 18.8%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	400,000	418,000
Government Obligations - continued
	Principal Amount	Value
Azerbaijan - 0.7%
Azerbaijan Republic 4.75% 3/18/24 (d)	$ 200,000	$ 208,250
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)	325,000	322,758
TOTAL AZERBAIJAN		531,008
Barbados - 0.4%
Barbados Government 7% 8/4/22 (d)	350,000	326,375
Belarus - 0.4%
Belarus Republic 8.75% 8/3/15 (Reg. S)	325,000	331,565
Belize - 0.3%
Belize Government 5% 2/20/38 (c)(d)	332,500	251,038
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	205,250
Brazil - 0.2%
Brazilian Federative Republic 5% 1/27/45	200,000	196,000
Colombia - 0.3%
Colombian Republic 11.75% 2/25/20	150,000	213,375
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (c)	312,550	285,564
Costa Rica - 0.3%
Costa Rican Republic 7% 4/4/44 (d)	200,000	206,500
Croatia - 0.3%
Croatia Republic 6% 1/26/24 (d)	250,000	270,313
Dominican Republic - 0.5%
Dominican Republic:
5.875% 4/18/24 (d)	150,000	158,250
7.45% 4/30/44 (d)	200,000	223,500
TOTAL DOMINICAN REPUBLIC		381,750
El Salvador - 0.5%
El Salvador Republic:
6.375% 1/18/27 (d)	200,000	205,000
7.625% 2/1/41 (d)	150,000	162,000
TOTAL EL SALVADOR		367,000
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	212,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	225,540
Government Obligations - continued
	Principal Amount	Value
Ghana - 0.5%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	$ 200,000	$ 201,300
8.125% 1/18/26 (d)	200,000	201,000
TOTAL GHANA		402,300
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (d)	200,000	204,500
Hungary - 0.6%
Hungarian Republic 7.625% 3/29/41	350,000	452,375
Indonesia - 0.9%
Indonesian Republic:
5.875% 1/15/24 (d)	400,000	455,000
6.75% 1/15/44 (d)	200,000	245,250
TOTAL INDONESIA		700,250
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	191,500
7.7743% 12/31/32	275,000	265,430
TOTAL IVORY COAST		456,930
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	150,000	162,000
Jordan - 0.4%
Jordanian Kingdom 3.875% 11/12/15	300,000	303,450
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	213,000
Lebanon - 0.3%
Lebanese Republic 11.625% 5/11/16 (Reg. S)	250,000	278,750
Mexico - 0.7%
United Mexican States 5.75% 10/12/2110	500,000	529,418
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	178,000
Morocco - 0.2%
Moroccan Kingdom 5.5% 12/11/42 (d)	200,000	203,500
Namibia - 0.3%
Republic of Namibia 5.5% 11/3/21 (d)	200,000	216,000
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	267,188
Government Obligations - continued
	Principal Amount	Value
Nigeria - 0.3%
Republic of Nigeria 6.375% 7/12/23	$ 200,000	$ 212,000
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	206,500
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53	200,000	180,000
Philippines - 0.5%
Philippine Republic:
9.5% 2/2/30	150,000	239,438
10.625% 3/16/25	100,000	158,250
TOTAL PHILIPPINES		397,688
Romania - 0.3%
Romanian Republic 6.125% 1/22/44 (d)	200,000	234,250
Russia - 1.6%
Russian Federation:
4.875% 9/16/23 (d)	200,000	200,290
5.625% 4/4/42 (d)	200,000	201,834
5.875% 9/16/43 (d)	200,000	209,000
7.5% 3/31/30 (Reg. S)	245,625	278,659
12.75% 6/24/28 (Reg. S)	225,000	370,733
TOTAL RUSSIA		1,260,516
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	229,000
Serbia - 0.4%
Republic of Serbia 7.25% 9/28/21 (d)	260,000	298,870
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	319,500
Tanzania - 0.3%
United Republic of Tanzania 6.3289% 3/9/20 (f)	200,000	216,250
Turkey - 1.1%
Turkish Republic:
6.625% 2/17/45	200,000	239,560
7.375% 2/5/25	300,000	370,785
11.875% 1/15/30	165,000	287,925
TOTAL TURKEY		898,270
Government Obligations - continued
	Principal Amount	Value
Ukraine - 0.5%
Ukraine Government:
6.58% 11/21/16 (d)	$ 250,000	$ 220,050
6.75% 11/14/17 (d)	200,000	174,500
TOTAL UKRAINE		394,550
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 12/11/14 to 12/18/14 (e)	80,000	79,999
Venezuela - 0.8%
Venezuelan Republic:
7% 3/31/38	650,000	373,750
8.25% 10/13/24	300,000	181,200
9% 5/7/23 (Reg. S)	100,000	64,250
TOTAL VENEZUELA		619,200
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	224,000
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (d)	200,000	191,420
TOTAL GOVERNMENT OBLIGATIONS (Cost $14,511,051)		14,950,952
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $1,289,861)	1,289,861	1,289,861
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $72,483,061)		79,660,229
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(116,546)
NET ASSETS - 100%		$ 79,543,683
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 101,360	$ 134

The face value of futures purchased as a percentage of net assets is 0.1%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,788,966 or 12.3% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,000.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,867
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,069
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,431,798	$ 4,149,772	$ 1,282,026	$ -
Consumer Staples	5,138,380	2,448,487	2,689,893	-
Energy	5,715,973	3,557,436	2,158,537	-
Financials	16,526,711	8,453,373	8,073,338	-
Health Care	1,354,663	787,806	566,857	-
Industrials	4,734,133	3,102,632	1,631,501	-
Information Technology	10,958,598	4,530,768	6,427,830	-
Materials	4,613,011	2,712,952	1,900,059	-
Telecommunication Services	4,072,331	2,423,168	1,649,163	-
Utilities	1,556,084	547,992	1,008,092	-
Corporate Bonds	3,317,734	-	3,317,734	-
Government Obligations	14,950,952	-	14,950,952	-
Money Market Funds	1,289,861	1,289,861	-	-
Total Investments in Securities:	$ 79,660,229	$ 34,004,247	$ 45,655,982	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 134	$ 134	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 14,745,499
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 134	$ -
Total Value of Derivatives	$ 134	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.8%
BB	6.0%
B	4.8%
CCC,CC,C	3.4%
Not Rated	0.9%
Equities	75.5%
Short-Term Investments and Net Other Assets	1.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $71,193,200)	$ 78,370,368
Fidelity Central Funds (cost $1,289,861)	1,289,861
Total Investments (cost $72,483,061)		$ 79,660,229
Cash		438,649
Foreign currency held at value (cost $102,812)		102,789
Receivable for investments sold		860,000
Receivable for fund shares sold		33,205
Dividends receivable		67,683
Interest receivable		309,501
Distributions receivable from Fidelity Central Funds		102
Receivable for daily variation margin for derivative instruments		134
Prepaid expenses		165
Receivable from investment adviser for expense reductions		56,666
Other receivables		23,555
Total assets		81,552,678

Liabilities
Payable for investments purchased	$ 1,640,340
Payable for fund shares redeemed	4,963
Accrued management fee	52,153
Distribution and service plan fees payable	13,150
Other affiliated payables	21,763
Other payables and accrued expenses	276,626
Total liabilities		2,008,995

Net Assets		$ 79,543,683
Net Assets consist of:
Paid in capital		$ 71,679,847
Undistributed net investment income		1,150,725
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(362,249)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,075,360
Net Assets		$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,627,168 ÷ 1,179,223 shares)	$ 11.56

Maximum offering price per share (100/94.25 of $11.56)	$ 12.27
Class T: Net Asset Value and redemption price per share ($5,276,506 ÷ 457,380 shares)	$ 11.54

Maximum offering price per share (100/96.50 of $11.54)	$ 11.96
Class C: Net Asset Value and offering price per share ($10,103,945 ÷ 881,138 shares)A	$ 11.47

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($45,763,108 ÷ 3,946,439 shares)	$ 11.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,772,956 ÷ 411,824 shares)	$ 11.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,495,470
Interest		1,253,596
Income from Fidelity Central Funds		2,069
Income before foreign taxes withheld		2,751,135
Less foreign taxes withheld		(173,322)
Total income		2,577,813

Expenses
Management fee	$ 633,325
Transfer agent fees	176,181
Distribution and service plan fees	153,365
Accounting and security lending fees	40,995
Custodian fees and expenses	355,802
Independent trustees' compensation	327
Registration fees	64,678
Audit	98,715
Legal	301
Miscellaneous	3,723
Total expenses before reductions	1,527,412
Expense reductions	(265,974)	1,261,438
Net investment income (loss)		1,316,375
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $11,196)	3,174,799
Foreign currency transactions	(75,868)
Futures contracts	42,055
Total net realized gain (loss)		3,140,986
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $89,295)	(2,661,136)
Assets and liabilities in foreign currencies	(4,394)
Futures contracts	9,141
Total change in net unrealized appreciation (depreciation)		(2,656,389)
Net gain (loss)		484,597
Net increase (decrease) in net assets resulting from operations		$ 1,800,972

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,316,375	$ 1,900,179
Net realized gain (loss)	3,140,986	(1,878,240)
Change in net unrealized appreciation (depreciation)	(2,656,389)	1,872,247
Net increase (decrease) in net assets resulting from operations	1,800,972	1,894,186
Distributions to shareholders from net investment income	(1,381,318)	(1,561,667)
Distributions to shareholders from net realized gain	-	(137,352)
Total distributions	(1,381,318)	(1,699,019)
Share transactions - net increase (decrease)	(8,457,450)	(15,755,086)
Redemption fees	27,840	87,191
Total increase (decrease) in net assets	(8,009,956)	(15,472,728)

Net Assets
Beginning of period	87,553,639	103,026,367
End of period (including undistributed net investment income of $1,150,725 and undistributed net investment income of $1,219,736, respectively)	$ 79,543,683	$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.18	.20
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.37	.66	.88
Distributions from net investment income	(.18)	(.15)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.18)	(.16)	(.02)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	3.30%	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%
Expenses net of all reductions	1.65%	1.62%	1.62%
Net investment income (loss)	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rate E	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.15	.17
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.34	.63	.85
Distributions from net investment income	(.14)	(.12)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.14)	(.14) J	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	3.04%	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%
Expenses net of all reductions	1.90%	1.88%	1.87%
Net investment income (loss)	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.10	.09	.12
Net realized and unrealized gain (loss)	.19	.47 F	.69
Total from investment operations	.29	.56	.81
Distributions from net investment income	(.11)	(.07)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.08)	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	2.56%	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%
Expenses net of all reductions	2.40%	2.37%	2.37%
Net investment income (loss)	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.21	.22
Net realized and unrealized gain (loss)	.19	.47 E	.69
Total from investment operations	.40	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	3.56%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.38%	1.38%
Net investment income (loss)	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.20	.22
Net realized and unrealized gain (loss)	.18	.48 E	.69
Total from investment operations	.39	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	3.51%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.37%	1.37%
Net investment income (loss)	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,884,326
Gross unrealized depreciation	(4,096,936)
Net unrealized appreciation (depreciation) on securities	$ 6,787,390

Tax Cost	$ 72,872,839

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,043,841
Undistributed long-term capital gain	$ 134,651
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,784,523

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,381,318	$ 1,699,019

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $42,055 and a change in net unrealized appreciation (depreciation) of $9,141 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $78,871,035 and $87,196,124, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,836	$ 14,585
Class T	.25%	.25%	27,474	10,294
Class C	.75%	.25%	88,055	66,764
			$ 153,365	$ 91,643

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,093
Class T	1,444
Class C*	1,370
$ 7,907

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 32,080.21
Class T	16,754.31
Class C	19,208.22
Total Emerging Markets	99,220.22
Institutional Class	8,919.19
	$ 176,181

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $699 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $202. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 49,666
Class T	1.90%	22,953
Class C	2.40%	28,693
Total Emerging Markets	1.40%	149,847
Institutional Class	1.40%	14,635
		$ 265,794

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $180.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 298,475	$ 104,565
Class T	72,882	69,282
Class C	71,691	35,970
Total Emerging Markets	837,446	1,316,259
Institutional Class	100,824	35,591
Total	$ 1,381,318	$ 1,561,667
From net realized gain
Class A	$ -	$ 10,027
Class T	-	7,822
Class C	-	7,516
Total Emerging Markets	-	109,039
Institutional Class	-	2,948
Total	$ -	$ 137,352

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	374,099	1,550,621	$ 4,265,512	$ 17,267,543
Reinvestment of distributions	24,147	9,656	267,553	105,541
Shares redeemed	(876,261)	(609,546)	(9,758,391)	(6,666,165)
Net increase (decrease)	(478,015)	950,731	$ (5,225,326)	$ 10,706,919
Class T
Shares sold	73,071	277,882	$ 838,229	$ 3,114,089
Reinvestment of distributions	6,487	7,041	71,875	76,883
Shares redeemed	(148,531)	(295,695)	(1,659,489)	(3,268,261)
Net increase (decrease)	(68,973)	(10,772)	$ (749,385)	$ (77,289)
Class C
Shares sold	312,027	431,831	$ 3,545,260	$ 4,824,945
Reinvestment of distributions	6,236	3,973	69,031	43,420
Shares redeemed	(95,617)	(316,804)	(1,079,948)	(3,521,280)
Net increase (decrease)	222,646	119,000	$ 2,534,343	$ 1,347,085

Annual Report

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Total Emerging Markets
Shares sold	1,227,986	5,085,608	$ 14,240,572	$ 57,439,168
Reinvestment of distributions	69,851	113,766	774,644	1,243,462
Shares redeemed	(1,734,596)	(8,294,710)	(19,517,156)	(89,232,029)
Net increase (decrease)	(436,759)	(3,095,336)	$ (4,501,940)	$ (30,549,399)
Institutional Class
Shares sold	216,506	491,268	$ 2,508,322	$ 5,357,985
Reinvestment of distributions	8,910	3,526	98,814	38,539
Shares redeemed	(283,392)	(235,091)	(3,122,278)	(2,578,926)
Net increase (decrease)	(57,976)	259,703	$ (515,142)	$ 2,817,598

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), and a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Emerging Markets Discovery
	12/08/14	12/05/14	$0.000	$0.000
Total Emerging Markets
	12/08/14	12/05/14	$0.199	$0.020

Total Emerging Markets fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $135,843 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 2013
Emerging Markets Discovery	85%
Total Emerging Markets	93%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets Discovery
	12/09/13	$0.1272	$0.0422

	Pay Date	Income	Taxes
Total Emerging Markets
	12/09/13	$0.2319	$0.0349

The funds will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the funds at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Total Emerging Markets Fund, a peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each of Class A and the retail class of Fidelity Emerging Markets Discovery Fund ranked equal to its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board noted that the total expense ratio of each of Class A and the retail class of Fidelity Total Emerging Markets Fund ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2014.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EMD-TEK-UANN-1214
1.931236.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-10.84%	-0.39%	4.84%
Class T (incl. 3.50% sales charge)	-8.95%	-0.19%	5.00%
Class B (incl. contingent deferred sales charge) B	-10.75%	-0.36%	5.00%
Class C (incl. contingent deferred sales charge) C	-7.07%	0.04%	5.14%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -5.41%, -5.65%, -6.06% and -6.13%, respectively (excluding sales charges), underperforming the -4.55% return of the equity benchmark, the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index, and the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. Commodity stocks saw broadly positive and negative periods during the year. In August, we entered a period where concerns about China, Europe and the Middle East drove broader commodity prices down, and that negative sentiment persisted into period end. Versus the industry benchmark, the largest detractor was within the challenged coal industry, where it was costly to hang with Peabody Energy. Stock picking in aluminum, steel and energy-industry drillers also detracted. On the positive side, good stock picks in fertilizers, energy exploration & production, construction machinery were relative positives. The largest contribution came from fertilizers, especially overweightings in CF Industries Holdings and Potash Corporation of Saskatchewan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 905.70	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 904.20	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 902.30	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 901.90	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 906.70	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.05%
Actual		$ 1,000.00	$ 906.70	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	7.4	7.4
Potash Corp. of Saskatchewan, Inc.	6.1	3.4
BHP Billiton PLC	6.0	7.0
Syngenta AG (Switzerland)	3.6	4.0
Rio Tinto PLC	3.3	3.6
Chevron Corp.	3.3	3.2
Anadarko Petroleum Corp.	3.3	2.4
Archer Daniels Midland Co.	2.9	3.0
CF Industries Holdings, Inc.	2.9	1.8
EOG Resources, Inc.	2.6	1.1
	41.4
Top Sectors (% of fund's net assets)
As of October 31, 2014
Agriculture 36.9%
Energy 30.0%
Metals 29.2%
Other 3.3%
Short-Term Investments and Net Other Assets 0.6%

As of April 30, 2014
Agriculture 33.1%
Energy 32.2%
Metals 31.3%
Other 2.6%
Short-Term Investments and Net Other Assets 0.8%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 27.7%
Commodity Chemicals - 0.1%
Cabot Corp.	7,700	$ 357,511
Westlake Chemical Corp.	500	35,275
		392,786
Diversified Chemicals - 0.6%
Eastman Chemical Co.	6,800	549,304
FMC Corp.	11,300	648,055
Huntsman Corp.	27,700	675,880
		1,873,239
Fertilizers & Agricultural Chemicals - 27.0%
Agrium, Inc.	70,500	6,897,684
CF Industries Holdings, Inc.	35,772	9,300,720
China BlueChemical Ltd. (H Shares)	966,000	343,038
Intrepid Potash, Inc. (a)(d)	240,700	3,237,415
K&S AG	21,300	594,299
Monsanto Co.	211,200	24,296,448
Potash Corp. of Saskatchewan, Inc. (d)	580,400	19,811,000
Syngenta AG (Switzerland)	38,487	11,902,397
The Mosaic Co.	171,159	7,584,055
Uralkali OJSC GDR (Reg. S)	96,100	1,717,307
Yara International ASA	57,300	2,630,977
		88,315,340
TOTAL CHEMICALS		90,581,365
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
Chiyoda Corp.	34,000	350,262
Jacobs Engineering Group, Inc. (a)	7,500	355,875
		706,137
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Rock-Tenn Co. Class A	74,200	3,795,330
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.3%
OSRAM Licht AG (a)	22,545	789,933
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems A/S (a)	13,600	$ 455,203
TOTAL ELECTRICAL EQUIPMENT		1,245,136
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Drilling - 0.4%
Ocean Rig UDW, Inc. (United States)	21,947	301,771
Odfjell Drilling A/S	112,932	333,190
Vantage Drilling Co. (a)	634,982	614,345
		1,249,306
Oil & Gas Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	3,326	299,174
Ezion Holdings Ltd.	288,000	339,146
Halliburton Co.	12,100	667,194
SBM Offshore NV (a)(d)	43,200	540,332
		1,845,846
TOTAL ENERGY EQUIPMENT & SERVICES		3,095,152
FOOD PRODUCTS - 5.7%
Agricultural Products - 5.7%
Archer Daniels Midland Co.	204,700	9,620,900
Bunge Ltd.	65,200	5,779,980
China Agri-Industries Holdings Ltd.	930,300	355,415
First Resources Ltd.	911,000	1,475,898
Golden Agri-Resources Ltd.	2,756,000	1,116,874
SLC Agricola SA	47,800	325,817
		18,674,884
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. (a)	23,200	707,600
MACHINERY - 0.8%
Agricultural & Farm Machinery - 0.6%
AGCO Corp.	10,700	474,117
Deere & Co.	19,400	1,659,476
		2,133,593
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction Machinery & Heavy Trucks - 0.2%
Cummins, Inc.	2,300	$ 336,214
Manitowoc Co., Inc.	12,000	250,080
		586,294
TOTAL MACHINERY		2,719,887
METALS & MINING - 27.6%
Aluminum - 0.2%
Alcoa, Inc.	20,000	335,200
Constellium NV (a)	15,600	315,900
		651,100
Diversified Metals & Mining - 17.3%
Anglo American PLC (United Kingdom)	235,151	4,964,871
BHP Billiton PLC	758,164	19,588,385
First Quantum Minerals Ltd.	179,724	2,710,889
Freeport-McMoRan, Inc.	172,000	4,902,000
Glencore Xstrata PLC	1,455,999	7,450,988
Grupo Mexico SA de CV Series B	416,211	1,430,100
Ivanhoe Mines Ltd. (a)	709,500	535,092
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	18,744
Norilsk Nickel OJSC sponsored ADR	80,000	1,495,200
Rio Tinto PLC	229,587	10,924,079
Sesa Sterlite Ltd.	200,897	838,196
Sumitomo Metal Mining Co. Ltd.	45,000	624,264
Teck Resources Ltd. Class B (sub. vtg.)	74,800	1,182,013
		56,664,821
Gold - 5.6%
Agnico Eagle Mines Ltd. (Canada)	36,500	860,157
AngloGold Ashanti Ltd. sponsored ADR (a)	49,300	407,711
Argonaut Gold, Inc. (a)	201,500	429,085
B2Gold Corp. (a)	1,476,180	2,462,374
Barrick Gold Corp.	151,800	1,802,124
Compania de Minas Buenaventura SA sponsored ADR	30,700	282,440
Continental Gold Ltd. (a)	184,500	309,396
Detour Gold Corp. (a)	50,100	293,385
Eldorado Gold Corp.	201,850	1,103,231
Franco-Nevada Corp.	22,900	1,072,006
Gold Fields Ltd. sponsored ADR	88,200	281,358
Goldcorp, Inc.	125,610	2,357,173
Kinross Gold Corp. (a)	130,405	278,848
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	110,500	$ 400,998
Newcrest Mining Ltd. (a)	109,024	906,690
Newmont Mining Corp.	72,800	1,365,728
Premier Gold Mines Ltd. (a)	368,900	592,440
Pretium Resources, Inc. (a)	70,800	324,145
Randgold Resources Ltd. sponsored ADR	22,600	1,315,546
Royal Gold, Inc.	10,700	611,505
Torex Gold Resources, Inc. (a)	290,500	309,303
Yamana Gold, Inc.	121,700	484,835
		18,250,478
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom) (a)	1,164,300	307,318
Fresnillo PLC	37,100	413,958
Impala Platinum Holdings Ltd. (a)	44,000	320,294
Tahoe Resources, Inc. (a)	18,053	312,830
		1,354,400
Silver - 0.4%
Silver Wheaton Corp.	74,200	1,289,719
Steel - 3.7%
ArcelorMittal SA Class A unit (d)	160,100	2,106,916
Fortescue Metals Group Ltd. (d)	228,996	706,759
Hyundai Steel Co.	8,527	540,455
JFE Holdings, Inc.	67,600	1,341,182
Maanshan Iron & Steel Ltd. (H Shares) (a)	1,470,000	383,297
Nippon Steel & Sumitomo Metal Corp.	994,000	2,623,013
POSCO	9,852	2,830,487
Steel Dynamics, Inc.	27,400	630,474
Tata Steel Ltd.	39,717	317,003
Thyssenkrupp AG (a)	26,400	634,370
		12,113,956
TOTAL METALS & MINING		90,324,474
OIL, GAS & CONSUMABLE FUELS - 28.7%
Coal & Consumable Fuels - 1.5%
Cameco Corp.	19,600	340,333
China Shenhua Energy Co. Ltd. (H Shares)	160,500	452,375
Cloud Peak Energy, Inc. (a)	28,700	343,539
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
CONSOL Energy, Inc.	12,300	$ 452,640
Peabody Energy Corp. (d)	327,798	3,418,933
		5,007,820
Integrated Oil & Gas - 12.6%
BG Group PLC	234,950	3,915,684
Cenovus Energy, Inc.	36,700	908,179
Chevron Corp.	90,100	10,807,495
Exxon Mobil Corp.	33,261	3,216,671
Gazprom OAO sponsored ADR	131,100	864,998
Hess Corp.	12,800	1,085,568
Imperial Oil Ltd.	9,600	461,921
LUKOIL Oil Co. sponsored ADR (United Kingdom)	6,600	324,060
Occidental Petroleum Corp.	31,200	2,774,616
PetroChina Co. Ltd. (H Shares)	1,040,000	1,302,022
Royal Dutch Shell PLC Class A (United Kingdom)	32,250	1,152,027
Suncor Energy, Inc.	224,732	7,979,925
Total SA	96,400	5,755,399
YPF SA Class D sponsored ADR	20,600	724,502
		41,273,067
Oil & Gas Exploration & Production - 14.4%
Anadarko Petroleum Corp.	117,500	10,784,150
Apache Corp.	12,700	980,440
Bonanza Creek Energy, Inc. (a)	7,900	357,396
Cabot Oil & Gas Corp.	112,100	3,486,310
Cairn Energy PLC (a)	135,199	313,819
Canadian Natural Resources Ltd.	84,400	2,945,257
Chesapeake Energy Corp.	23,000	510,140
Cimarex Energy Co.	16,100	1,830,087
Cobalt International Energy, Inc. (a)	50,400	590,184
Concho Resources, Inc. (a)	7,300	795,919
ConocoPhillips Co.	56,300	4,062,045
Continental Resources, Inc. (a)	6,600	372,042
Denbury Resources, Inc.	27,800	344,720
Devon Energy Corp.	18,300	1,098,000
Encana Corp.	27,600	514,263
Energen Corp.	4,600	311,420
EOG Resources, Inc.	88,300	8,392,915
EQT Corp.	7,400	695,896
Kosmos Energy Ltd. (a)	73,100	682,023
Marathon Oil Corp.	30,200	1,069,080
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Murphy Oil Corp.	9,200	$ 491,188
Noble Energy, Inc.	24,000	1,383,120
NOVATEK OAO GDR (Reg. S)	3,100	332,940
Ophir Energy PLC (a)	174,800	518,150
Pioneer Natural Resources Co.	6,760	1,278,046
QEP Resources, Inc.	13,400	335,938
Range Resources Corp.	9,000	615,600
Southwestern Energy Co. (a)	17,400	565,674
Talisman Energy, Inc.	53,000	338,113
Tullow Oil PLC	97,100	754,597
Whiting Petroleum Corp. (a)	5,800	355,192
		47,104,664
Oil & Gas Refining & Marketing - 0.1%
Valero Energy Corp.	7,700	385,693
Oil & Gas Storage & Transport - 0.1%
Golar LNG Ltd.	6,200	347,882
TOTAL OIL, GAS & CONSUMABLE FUELS		94,119,126
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	418,880	1,022,777
International Paper Co.	156,300	7,911,906
Stora Enso Oyj (R Shares)	137,900	1,136,222
UPM-Kymmene Corp.	99,600	1,575,149
		11,646,054
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	41,900	1,030,593
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Noble Group Ltd.	499,000	464,498
TOTAL COMMON STOCKS (Cost $379,587,457)		319,110,236
Nonconvertible Preferred Stocks - 2.0%
	Shares	Value
METALS & MINING - 1.7%
Steel - 1.7%
Bradespar SA (PN)	54,600	$ 368,862
Gerdau SA sponsored ADR	258,500	1,171,005
Vale SA (PN-A) sponsored ADR	430,000	3,766,800
		5,306,667
OIL, GAS & CONSUMABLE FUELS - 0.3%
Integrated Oil & Gas - 0.3%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.)	85,100	1,040,773
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,672,822)		6,347,440
Money Market Funds - 4.7%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $15,443,448)	15,443,448	15,443,448
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $408,703,727)		340,901,124
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(13,281,248)
NET ASSETS - 100%		$ 327,619,876
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,744 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 539
Fidelity Securities Lending Cash Central Fund	180,323
Total	$ 180,862
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 319,110,236	$ 243,106,382	$ 76,003,854	$ -
Nonconvertible Preferred Stocks	6,347,440	6,347,440	-	-
Money Market Funds	15,443,448	15,443,448	-	-
Total Investments in Securities:	$ 340,901,124	$ 264,897,270	$ 76,003,854	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,170,440
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	44.4%
Canada	18.1%
United Kingdom	13.0%
Switzerland	3.6%
Bailiwick of Jersey	2.7%
Bermuda	2.5%
Brazil	2.1%
Japan	1.8%
France	1.8%
Russia	1.5%
Korea (South)	1.1%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $15,099,435) - See accompanying schedule: Unaffiliated issuers (cost $393,260,279)	$ 325,457,676
Fidelity Central Funds (cost $15,443,448)	15,443,448
Total Investments (cost $408,703,727)		$ 340,901,124
Receivable for investments sold		4,867,696
Receivable for fund shares sold		312,550
Dividends receivable		736,381
Distributions receivable from Fidelity Central Funds		15,237
Prepaid expenses		567
Other receivables		5,797
Total assets		346,839,352

Liabilities
Payable to custodian bank	$ 116,463
Payable for investments purchased	2,758,995
Payable for fund shares redeemed	518,466
Accrued management fee	192,660
Distribution and service plan fees payable	31,254
Other affiliated payables	104,668
Other payables and accrued expenses	53,522
Collateral on securities loaned, at value	15,443,448
Total liabilities		19,219,476

Net Assets		$ 327,619,876
Net Assets consist of:
Paid in capital		$ 437,681,967
Undistributed net investment income		3,567,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,809,703)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,820,244)
Net Assets		$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,586,180 ÷ 3,893,125 shares)	$ 13.25

Maximum offering price per share (100/94.25 of $13.25)	$ 14.06
Class T: Net Asset Value and redemption price per share ($9,866,622 ÷ 746,868 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,584,114 ÷ 120,777 shares)A	$ 13.12

Class C: Net Asset Value and offering price per share ($17,658,820 ÷ 1,352,048 shares)A	$ 13.06

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($223,083,774 ÷ 16,762,098 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,840,366 ÷ 1,790,808 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 9,555,544
Income from Fidelity Central Funds		180,862
Income before foreign taxes withheld		9,736,406
Less foreign taxes withheld		(590,900)
Total income		9,145,506

Expenses
Management fee	$ 2,673,662
Transfer agent fees	1,134,113
Distribution and service plan fees	447,025
Accounting and security lending fees	201,778
Custodian fees and expenses	55,282
Independent trustees' compensation	1,596
Registration fees	87,169
Audit	56,364
Legal	1,405
Miscellaneous	3,267
Total expenses before reductions	4,661,661
Expense reductions	(11,330)	4,650,331
Net investment income (loss)		4,495,175
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,578,242)
Foreign currency transactions	(103,036)
Total net realized gain (loss)		(3,681,278)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,616,435)
Assets and liabilities in foreign currencies	(28,605)
Total change in net unrealized appreciation (depreciation)		(18,645,040)
Net gain (loss)		(22,326,318)
Net increase (decrease) in net assets resulting from operations		$ (17,831,143)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,495,175	$ 6,058,817
Net realized gain (loss)	(3,681,278)	(772,445)
Change in net unrealized appreciation (depreciation)	(18,645,040)	(21,248,344)
Net increase (decrease) in net assets resulting from operations	(17,831,143)	(15,961,972)
Distributions to shareholders from net investment income	(4,765,250)	(5,697,049)
Distributions to shareholders from net realized gain	(367,709)	-
Total distributions	(5,132,959)	(5,697,049)
Share transactions - net increase (decrease)	(64,489,864)	(152,423,209)
Redemption fees	7,328	18,199
Total increase (decrease) in net assets	(87,446,638)	(174,064,031)

Net Assets
Beginning of period	415,066,514	589,130,545
End of period (including undistributed net investment income of $3,567,856 and undistributed net investment income of $4,309,466, respectively)	$ 327,619,876	$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Income from Investment Operations
Net investment income (loss) C	.15	.16	.11	.12	.19 F
Net realized and unrealized gain (loss)	(.91)	(.45)	(.59)	(.38)	2.20
Total from investment operations	(.76)	(.29)	(.48)	(.26)	2.39
Distributions from net investment income	(.15)	(.13)	(.05)	(.13)	- H
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.16)	(.13)	(.07) J	(.20) I	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Total ReturnA, B	(5.41)%	(2.00)%	(3.19)%	(1.80)%	18.04%
Ratios to Average Net Assets D, G
Expenses before reductions	1.35%	1.36%	1.34%	1.32%	1.37%
Expenses net of fee waivers, if any	1.35%	1.35%	1.34%	1.32%	1.37%
Expenses net of all reductions	1.35%	1.34%	1.33%	1.31%	1.36%
Net investment income (loss)	1.05%	1.12%	.80%	.71%	1.35% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,586	$ 71,293	$ 99,694	$ 127,979	$ 60,370
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Income from Investment Operations
Net investment income (loss) C	.11	.12	.08	.07	.16 F
Net realized and unrealized gain (loss)	(.90)	(.45)	(.60)	(.38)	2.19
Total from investment operations	(.79)	(.33)	(.52)	(.31)	2.35
Distributions from net investment income	(.11)	(.08)	(.01)	(.10)	-
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.07)
Total distributions	(.13) I	(.08)	(.02)	(.16)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Total ReturnA, B	(5.65)%	(2.26)%	(3.43)%	(2.09)%	17.73%
Ratios to Average Net Assets D, G
Expenses before reductions	1.62%	1.62%	1.61%	1.60%	1.63%
Expenses net of fee waivers, if any	1.62%	1.61%	1.61%	1.60%	1.63%
Expenses net of all reductions	1.62%	1.60%	1.60%	1.59%	1.61%
Net investment income (loss)	.78%	.86%	.53%	.43%	1.10% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,867	$ 12,551	$ 16,692	$ 20,831	$ 11,762
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	- H	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.45)	(.59)	(.39)	2.20
Total from investment operations	(.85)	(.40)	(.59)	(.40)	2.28
Distributions from net investment income	(.03)	- H	-	-	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.04)	- H	-	(.06)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Total ReturnA, B	(6.06)%	(2.75)%	(3.93)%	(2.62)%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of all reductions	2.11%	2.10%	2.10%	2.10%	2.15%
Net investment income (loss)	.29%	.36%	.03%	(.09)%	.56% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,584	$ 2,303	$ 3,097	$ 4,324	$ 4,348
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	.01	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.44)	(.59)	(.38)	2.19
Total from investment operations	(.85)	(.39)	(.58)	(.39)	2.27
Distributions from net investment income	(.03)	(.02)	-	(.05)	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.05) I	(.02)	-	(.11)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Total ReturnA, B	(6.13)%	(2.75)%	(3.88)%	(2.58)%	17.21%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of all reductions	2.11%	2.10%	2.09%	2.08%	2.13%
Net investment income (loss)	.29%	.36%	.03%	(.07)%	.58% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,659	$ 23,830	$ 31,865	$ 37,185	$ 14,338
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.19	.15	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.39)	2.21
Total from investment operations	(.73)	(.26)	(.45)	(.23)	2.44
Distributions from net investment income	(.19)	(.16)	(.08)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.16)	(.10) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Total ReturnA	(5.16)%	(1.75)%	(2.96)%	(1.59)%	18.38%
Ratios to Average Net Assets C, F
Expenses before reductions	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of fee waivers, if any	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of all reductions	1.11%	1.09%	1.09%	1.07%	1.09%
Net investment income (loss)	1.29%	1.37%	1.04%	.95%	1.62% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,084	$ 273,476	$ 387,242	$ 531,224	$ 310,186
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.20	.16	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.38)	2.21
Total from investment operations	(.73)	(.25)	(.44)	(.22)	2.44
Distributions from net investment income	(.19)	(.18)	(.09)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.18)	(.11) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Total ReturnA	(5.16)%	(1.71)%	(2.90)%	(1.50)%	18.39%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of fee waivers, if any	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of all reductions	1.06%	1.03%	1.03%	1.03%	1.07%
Net investment income (loss)	1.34%	1.43%	1.10%	.99%	1.64% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,840	$ 31,613	$ 50,540	$ 58,925	$ 35,739
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,755,440
Gross unrealized depreciation	(89,430,462)
Net unrealized appreciation (depreciation) on securities	$ (72,675,022)

Tax Cost	$ 413,576,146

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,143,532
Capital loss carryforward	$ (41,514,178)
Net unrealized appreciation (depreciation) on securities and other investments	$ (72,691,445)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(14,785,479)
Long-term	(19,776,286)
Total no expiration	(34,561,765)
Total capital loss carryforward	$ (41,514,178)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 5,132,959	$ 5,697,049

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,939,275 and $349,828,265, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 157,900	$ 965
Class T	.25%	.25%	58,696	-
Class B	.75%	.25%	19,785	14,850
Class C	.75%	.25%	210,644	22,837
			$ 447,025	$ 38,652

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,642
Class T	2,275
Class B*	4,584
Class C*	1,773
$ 31,274

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 183,297.29
Class T	36,439.31
Class B	5,992.30
Class C	63,653.30
Global Commodity Stock	776,461.30
Institutional Class	68,271.25
	$ 1,134,113

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,848 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $630 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,323. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,577 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,753.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 708,856	$ 864,701
Class T	98,770	89,063
Class B	4,646	847
Class C	54,810	32,277
Global Commodity Stock	3,531,196	4,073,304
Institutional Class	366,972	636,857
Total	$ 4,765,250	$ 5,697,049

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 63,118	$ -
Class T	11,363	-
Class B	2,083	-
Class C	21,591	-
Global Commodity Stock	244,178	-
Institutional Class	25,376	-
Total	$ 367,709	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	686,605	1,201,755	$ 9,882,029	$ 16,769,552
Reinvestment of distributions	49,529	52,559	677,563	744,754
Shares redeemed	(1,874,574)	(3,054,897)	(26,738,279)	(42,479,556)
Net increase (decrease)	(1,138,440)	(1,800,583)	$ (16,178,687)	$ (24,965,250)
Class T
Shares sold	67,497	130,604	$ 970,700	$ 1,791,142
Reinvestment of distributions	7,867	5,824	107,538	82,471
Shares redeemed	(216,700)	(396,060)	(3,112,471)	(5,490,961)
Net increase (decrease)	(141,336)	(259,632)	$ (2,034,233)	$ (3,617,348)
Class B
Shares sold	2,197	7,047	$ 29,999	$ 98,902
Reinvestment of distributions	453	54	6,179	758
Shares redeemed	(46,232)	(57,569)	(649,491)	(793,852)
Net increase (decrease)	(43,582)	(50,468)	$ (613,313)	$ (694,192)
Class C
Shares sold	167,515	368,295	$ 2,371,848	$ 5,059,285
Reinvestment of distributions	4,980	1,963	67,632	27,576
Shares redeemed	(527,630)	(880,659)	(7,391,284)	(12,048,987)
Net increase (decrease)	(355,135)	(510,401)	$ (4,951,804)	$ (6,962,126)
Global Commodity Stock
Shares sold	3,796,689	5,296,700	$ 54,637,922	$ 74,369,495
Reinvestment of distributions	246,397	264,635	3,378,098	3,760,465
Shares redeemed	(6,485,397)	(12,764,042)	(92,819,253)	(177,408,171)
Net increase (decrease)	(2,442,311)	(7,202,707)	$ (34,803,233)	$ (99,278,211)

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	912,359	1,153,936	$ 13,219,634	$ 16,235,437
Reinvestment of distributions	20,652	25,953	283,141	368,529
Shares redeemed	(1,362,707)	(2,405,021)	(19,411,369)	(33,510,048)
Net increase (decrease)	(429,696)	(1,225,132)	$ (5,908,594)	$ (16,906,082)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014) and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.139	$0.026
Class T	12/08/14	12/05/14	$0.099	$0.026
Class B	12/08/14	12/05/14	$0.016	$0.026
Class C	12/08/14	12/05/14	$0.025	$0.026

Class A designates 54%, Class T designates 66%, Class B designates 100%, and Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.1610	$0.0155
Class T	12/09/13	$0.1305	$0.0155
Class B	12/09/13	$0.0531	$0.0155
Class C	12/09/13	$0.0568	$0.0155

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Global Commodity Stock Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCS-UANN-1214
1.879395.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Commodity Stock

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-5.16%	1.09%	6.25%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Institutional Class shares returned -5.16%, underperforming the -4.55% return of the equity benchmark, the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index, and the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. Commodity stocks saw broadly positive and negative periods during the year. In August, we entered a period where concerns about China, Europe and the Middle East drove broader commodity prices down, and that negative sentiment persisted into period end. Versus the industry benchmark, the largest detractor was within the challenged coal industry, where it was costly to hang with Peabody Energy. Stock picking in aluminum, steel and energy-industry drillers also detracted. On the positive side, good stock picks in fertilizers, energy exploration & production, construction machinery were relative positives. The largest contribution came from fertilizers, especially overweightings in CF Industries Holdings and Potash Corporation of Saskatchewan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 905.70	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 904.20	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 902.30	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 901.90	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 906.70	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.05%
Actual		$ 1,000.00	$ 906.70	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	7.4	7.4
Potash Corp. of Saskatchewan, Inc.	6.1	3.4
BHP Billiton PLC	6.0	7.0
Syngenta AG (Switzerland)	3.6	4.0
Rio Tinto PLC	3.3	3.6
Chevron Corp.	3.3	3.2
Anadarko Petroleum Corp.	3.3	2.4
Archer Daniels Midland Co.	2.9	3.0
CF Industries Holdings, Inc.	2.9	1.8
EOG Resources, Inc.	2.6	1.1
	41.4
Top Sectors (% of fund's net assets)
As of October 31, 2014
Agriculture 36.9%
Energy 30.0%
Metals 29.2%
Other 3.3%
Short-Term Investments and Net Other Assets 0.6%

As of April 30, 2014
Agriculture 33.1%
Energy 32.2%
Metals 31.3%
Other 2.6%
Short-Term Investments and Net Other Assets 0.8%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 27.7%
Commodity Chemicals - 0.1%
Cabot Corp.	7,700	$ 357,511
Westlake Chemical Corp.	500	35,275
		392,786
Diversified Chemicals - 0.6%
Eastman Chemical Co.	6,800	549,304
FMC Corp.	11,300	648,055
Huntsman Corp.	27,700	675,880
		1,873,239
Fertilizers & Agricultural Chemicals - 27.0%
Agrium, Inc.	70,500	6,897,684
CF Industries Holdings, Inc.	35,772	9,300,720
China BlueChemical Ltd. (H Shares)	966,000	343,038
Intrepid Potash, Inc. (a)(d)	240,700	3,237,415
K&S AG	21,300	594,299
Monsanto Co.	211,200	24,296,448
Potash Corp. of Saskatchewan, Inc. (d)	580,400	19,811,000
Syngenta AG (Switzerland)	38,487	11,902,397
The Mosaic Co.	171,159	7,584,055
Uralkali OJSC GDR (Reg. S)	96,100	1,717,307
Yara International ASA	57,300	2,630,977
		88,315,340
TOTAL CHEMICALS		90,581,365
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
Chiyoda Corp.	34,000	350,262
Jacobs Engineering Group, Inc. (a)	7,500	355,875
		706,137
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Rock-Tenn Co. Class A	74,200	3,795,330
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.3%
OSRAM Licht AG (a)	22,545	789,933
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems A/S (a)	13,600	$ 455,203
TOTAL ELECTRICAL EQUIPMENT		1,245,136
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Drilling - 0.4%
Ocean Rig UDW, Inc. (United States)	21,947	301,771
Odfjell Drilling A/S	112,932	333,190
Vantage Drilling Co. (a)	634,982	614,345
		1,249,306
Oil & Gas Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	3,326	299,174
Ezion Holdings Ltd.	288,000	339,146
Halliburton Co.	12,100	667,194
SBM Offshore NV (a)(d)	43,200	540,332
		1,845,846
TOTAL ENERGY EQUIPMENT & SERVICES		3,095,152
FOOD PRODUCTS - 5.7%
Agricultural Products - 5.7%
Archer Daniels Midland Co.	204,700	9,620,900
Bunge Ltd.	65,200	5,779,980
China Agri-Industries Holdings Ltd.	930,300	355,415
First Resources Ltd.	911,000	1,475,898
Golden Agri-Resources Ltd.	2,756,000	1,116,874
SLC Agricola SA	47,800	325,817
		18,674,884
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. (a)	23,200	707,600
MACHINERY - 0.8%
Agricultural & Farm Machinery - 0.6%
AGCO Corp.	10,700	474,117
Deere & Co.	19,400	1,659,476
		2,133,593
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction Machinery & Heavy Trucks - 0.2%
Cummins, Inc.	2,300	$ 336,214
Manitowoc Co., Inc.	12,000	250,080
		586,294
TOTAL MACHINERY		2,719,887
METALS & MINING - 27.6%
Aluminum - 0.2%
Alcoa, Inc.	20,000	335,200
Constellium NV (a)	15,600	315,900
		651,100
Diversified Metals & Mining - 17.3%
Anglo American PLC (United Kingdom)	235,151	4,964,871
BHP Billiton PLC	758,164	19,588,385
First Quantum Minerals Ltd.	179,724	2,710,889
Freeport-McMoRan, Inc.	172,000	4,902,000
Glencore Xstrata PLC	1,455,999	7,450,988
Grupo Mexico SA de CV Series B	416,211	1,430,100
Ivanhoe Mines Ltd. (a)	709,500	535,092
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	18,744
Norilsk Nickel OJSC sponsored ADR	80,000	1,495,200
Rio Tinto PLC	229,587	10,924,079
Sesa Sterlite Ltd.	200,897	838,196
Sumitomo Metal Mining Co. Ltd.	45,000	624,264
Teck Resources Ltd. Class B (sub. vtg.)	74,800	1,182,013
		56,664,821
Gold - 5.6%
Agnico Eagle Mines Ltd. (Canada)	36,500	860,157
AngloGold Ashanti Ltd. sponsored ADR (a)	49,300	407,711
Argonaut Gold, Inc. (a)	201,500	429,085
B2Gold Corp. (a)	1,476,180	2,462,374
Barrick Gold Corp.	151,800	1,802,124
Compania de Minas Buenaventura SA sponsored ADR	30,700	282,440
Continental Gold Ltd. (a)	184,500	309,396
Detour Gold Corp. (a)	50,100	293,385
Eldorado Gold Corp.	201,850	1,103,231
Franco-Nevada Corp.	22,900	1,072,006
Gold Fields Ltd. sponsored ADR	88,200	281,358
Goldcorp, Inc.	125,610	2,357,173
Kinross Gold Corp. (a)	130,405	278,848
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	110,500	$ 400,998
Newcrest Mining Ltd. (a)	109,024	906,690
Newmont Mining Corp.	72,800	1,365,728
Premier Gold Mines Ltd. (a)	368,900	592,440
Pretium Resources, Inc. (a)	70,800	324,145
Randgold Resources Ltd. sponsored ADR	22,600	1,315,546
Royal Gold, Inc.	10,700	611,505
Torex Gold Resources, Inc. (a)	290,500	309,303
Yamana Gold, Inc.	121,700	484,835
		18,250,478
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom) (a)	1,164,300	307,318
Fresnillo PLC	37,100	413,958
Impala Platinum Holdings Ltd. (a)	44,000	320,294
Tahoe Resources, Inc. (a)	18,053	312,830
		1,354,400
Silver - 0.4%
Silver Wheaton Corp.	74,200	1,289,719
Steel - 3.7%
ArcelorMittal SA Class A unit (d)	160,100	2,106,916
Fortescue Metals Group Ltd. (d)	228,996	706,759
Hyundai Steel Co.	8,527	540,455
JFE Holdings, Inc.	67,600	1,341,182
Maanshan Iron & Steel Ltd. (H Shares) (a)	1,470,000	383,297
Nippon Steel & Sumitomo Metal Corp.	994,000	2,623,013
POSCO	9,852	2,830,487
Steel Dynamics, Inc.	27,400	630,474
Tata Steel Ltd.	39,717	317,003
Thyssenkrupp AG (a)	26,400	634,370
		12,113,956
TOTAL METALS & MINING		90,324,474
OIL, GAS & CONSUMABLE FUELS - 28.7%
Coal & Consumable Fuels - 1.5%
Cameco Corp.	19,600	340,333
China Shenhua Energy Co. Ltd. (H Shares)	160,500	452,375
Cloud Peak Energy, Inc. (a)	28,700	343,539
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
CONSOL Energy, Inc.	12,300	$ 452,640
Peabody Energy Corp. (d)	327,798	3,418,933
		5,007,820
Integrated Oil & Gas - 12.6%
BG Group PLC	234,950	3,915,684
Cenovus Energy, Inc.	36,700	908,179
Chevron Corp.	90,100	10,807,495
Exxon Mobil Corp.	33,261	3,216,671
Gazprom OAO sponsored ADR	131,100	864,998
Hess Corp.	12,800	1,085,568
Imperial Oil Ltd.	9,600	461,921
LUKOIL Oil Co. sponsored ADR (United Kingdom)	6,600	324,060
Occidental Petroleum Corp.	31,200	2,774,616
PetroChina Co. Ltd. (H Shares)	1,040,000	1,302,022
Royal Dutch Shell PLC Class A (United Kingdom)	32,250	1,152,027
Suncor Energy, Inc.	224,732	7,979,925
Total SA	96,400	5,755,399
YPF SA Class D sponsored ADR	20,600	724,502
		41,273,067
Oil & Gas Exploration & Production - 14.4%
Anadarko Petroleum Corp.	117,500	10,784,150
Apache Corp.	12,700	980,440
Bonanza Creek Energy, Inc. (a)	7,900	357,396
Cabot Oil & Gas Corp.	112,100	3,486,310
Cairn Energy PLC (a)	135,199	313,819
Canadian Natural Resources Ltd.	84,400	2,945,257
Chesapeake Energy Corp.	23,000	510,140
Cimarex Energy Co.	16,100	1,830,087
Cobalt International Energy, Inc. (a)	50,400	590,184
Concho Resources, Inc. (a)	7,300	795,919
ConocoPhillips Co.	56,300	4,062,045
Continental Resources, Inc. (a)	6,600	372,042
Denbury Resources, Inc.	27,800	344,720
Devon Energy Corp.	18,300	1,098,000
Encana Corp.	27,600	514,263
Energen Corp.	4,600	311,420
EOG Resources, Inc.	88,300	8,392,915
EQT Corp.	7,400	695,896
Kosmos Energy Ltd. (a)	73,100	682,023
Marathon Oil Corp.	30,200	1,069,080
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Murphy Oil Corp.	9,200	$ 491,188
Noble Energy, Inc.	24,000	1,383,120
NOVATEK OAO GDR (Reg. S)	3,100	332,940
Ophir Energy PLC (a)	174,800	518,150
Pioneer Natural Resources Co.	6,760	1,278,046
QEP Resources, Inc.	13,400	335,938
Range Resources Corp.	9,000	615,600
Southwestern Energy Co. (a)	17,400	565,674
Talisman Energy, Inc.	53,000	338,113
Tullow Oil PLC	97,100	754,597
Whiting Petroleum Corp. (a)	5,800	355,192
		47,104,664
Oil & Gas Refining & Marketing - 0.1%
Valero Energy Corp.	7,700	385,693
Oil & Gas Storage & Transport - 0.1%
Golar LNG Ltd.	6,200	347,882
TOTAL OIL, GAS & CONSUMABLE FUELS		94,119,126
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	418,880	1,022,777
International Paper Co.	156,300	7,911,906
Stora Enso Oyj (R Shares)	137,900	1,136,222
UPM-Kymmene Corp.	99,600	1,575,149
		11,646,054
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	41,900	1,030,593
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Noble Group Ltd.	499,000	464,498
TOTAL COMMON STOCKS (Cost $379,587,457)		319,110,236
Nonconvertible Preferred Stocks - 2.0%
	Shares	Value
METALS & MINING - 1.7%
Steel - 1.7%
Bradespar SA (PN)	54,600	$ 368,862
Gerdau SA sponsored ADR	258,500	1,171,005
Vale SA (PN-A) sponsored ADR	430,000	3,766,800
		5,306,667
OIL, GAS & CONSUMABLE FUELS - 0.3%
Integrated Oil & Gas - 0.3%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.)	85,100	1,040,773
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,672,822)		6,347,440
Money Market Funds - 4.7%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $15,443,448)	15,443,448	15,443,448
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $408,703,727)		340,901,124
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(13,281,248)
NET ASSETS - 100%		$ 327,619,876
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,744 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 539
Fidelity Securities Lending Cash Central Fund	180,323
Total	$ 180,862
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 319,110,236	$ 243,106,382	$ 76,003,854	$ -
Nonconvertible Preferred Stocks	6,347,440	6,347,440	-	-
Money Market Funds	15,443,448	15,443,448	-	-
Total Investments in Securities:	$ 340,901,124	$ 264,897,270	$ 76,003,854	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,170,440
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	44.4%
Canada	18.1%
United Kingdom	13.0%
Switzerland	3.6%
Bailiwick of Jersey	2.7%
Bermuda	2.5%
Brazil	2.1%
Japan	1.8%
France	1.8%
Russia	1.5%
Korea (South)	1.1%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $15,099,435) - See accompanying schedule: Unaffiliated issuers (cost $393,260,279)	$ 325,457,676
Fidelity Central Funds (cost $15,443,448)	15,443,448
Total Investments (cost $408,703,727)		$ 340,901,124
Receivable for investments sold		4,867,696
Receivable for fund shares sold		312,550
Dividends receivable		736,381
Distributions receivable from Fidelity Central Funds		15,237
Prepaid expenses		567
Other receivables		5,797
Total assets		346,839,352

Liabilities
Payable to custodian bank	$ 116,463
Payable for investments purchased	2,758,995
Payable for fund shares redeemed	518,466
Accrued management fee	192,660
Distribution and service plan fees payable	31,254
Other affiliated payables	104,668
Other payables and accrued expenses	53,522
Collateral on securities loaned, at value	15,443,448
Total liabilities		19,219,476

Net Assets		$ 327,619,876
Net Assets consist of:
Paid in capital		$ 437,681,967
Undistributed net investment income		3,567,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,809,703)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,820,244)
Net Assets		$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,586,180 ÷ 3,893,125 shares)	$ 13.25

Maximum offering price per share (100/94.25 of $13.25)	$ 14.06
Class T: Net Asset Value and redemption price per share ($9,866,622 ÷ 746,868 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,584,114 ÷ 120,777 shares)A	$ 13.12

Class C: Net Asset Value and offering price per share ($17,658,820 ÷ 1,352,048 shares)A	$ 13.06

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($223,083,774 ÷ 16,762,098 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,840,366 ÷ 1,790,808 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 9,555,544
Income from Fidelity Central Funds		180,862
Income before foreign taxes withheld		9,736,406
Less foreign taxes withheld		(590,900)
Total income		9,145,506

Expenses
Management fee	$ 2,673,662
Transfer agent fees	1,134,113
Distribution and service plan fees	447,025
Accounting and security lending fees	201,778
Custodian fees and expenses	55,282
Independent trustees' compensation	1,596
Registration fees	87,169
Audit	56,364
Legal	1,405
Miscellaneous	3,267
Total expenses before reductions	4,661,661
Expense reductions	(11,330)	4,650,331
Net investment income (loss)		4,495,175
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,578,242)
Foreign currency transactions	(103,036)
Total net realized gain (loss)		(3,681,278)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,616,435)
Assets and liabilities in foreign currencies	(28,605)
Total change in net unrealized appreciation (depreciation)		(18,645,040)
Net gain (loss)		(22,326,318)
Net increase (decrease) in net assets resulting from operations		$ (17,831,143)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,495,175	$ 6,058,817
Net realized gain (loss)	(3,681,278)	(772,445)
Change in net unrealized appreciation (depreciation)	(18,645,040)	(21,248,344)
Net increase (decrease) in net assets resulting from operations	(17,831,143)	(15,961,972)
Distributions to shareholders from net investment income	(4,765,250)	(5,697,049)
Distributions to shareholders from net realized gain	(367,709)	-
Total distributions	(5,132,959)	(5,697,049)
Share transactions - net increase (decrease)	(64,489,864)	(152,423,209)
Redemption fees	7,328	18,199
Total increase (decrease) in net assets	(87,446,638)	(174,064,031)

Net Assets
Beginning of period	415,066,514	589,130,545
End of period (including undistributed net investment income of $3,567,856 and undistributed net investment income of $4,309,466, respectively)	$ 327,619,876	$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Income from Investment Operations
Net investment income (loss) C	.15	.16	.11	.12	.19 F
Net realized and unrealized gain (loss)	(.91)	(.45)	(.59)	(.38)	2.20
Total from investment operations	(.76)	(.29)	(.48)	(.26)	2.39
Distributions from net investment income	(.15)	(.13)	(.05)	(.13)	- H
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.16)	(.13)	(.07) J	(.20) I	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Total ReturnA, B	(5.41)%	(2.00)%	(3.19)%	(1.80)%	18.04%
Ratios to Average Net Assets D, G
Expenses before reductions	1.35%	1.36%	1.34%	1.32%	1.37%
Expenses net of fee waivers, if any	1.35%	1.35%	1.34%	1.32%	1.37%
Expenses net of all reductions	1.35%	1.34%	1.33%	1.31%	1.36%
Net investment income (loss)	1.05%	1.12%	.80%	.71%	1.35% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,586	$ 71,293	$ 99,694	$ 127,979	$ 60,370
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Income from Investment Operations
Net investment income (loss) C	.11	.12	.08	.07	.16 F
Net realized and unrealized gain (loss)	(.90)	(.45)	(.60)	(.38)	2.19
Total from investment operations	(.79)	(.33)	(.52)	(.31)	2.35
Distributions from net investment income	(.11)	(.08)	(.01)	(.10)	-
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.07)
Total distributions	(.13) I	(.08)	(.02)	(.16)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Total ReturnA, B	(5.65)%	(2.26)%	(3.43)%	(2.09)%	17.73%
Ratios to Average Net Assets D, G
Expenses before reductions	1.62%	1.62%	1.61%	1.60%	1.63%
Expenses net of fee waivers, if any	1.62%	1.61%	1.61%	1.60%	1.63%
Expenses net of all reductions	1.62%	1.60%	1.60%	1.59%	1.61%
Net investment income (loss)	.78%	.86%	.53%	.43%	1.10% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,867	$ 12,551	$ 16,692	$ 20,831	$ 11,762
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	- H	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.45)	(.59)	(.39)	2.20
Total from investment operations	(.85)	(.40)	(.59)	(.40)	2.28
Distributions from net investment income	(.03)	- H	-	-	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.04)	- H	-	(.06)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Total ReturnA, B	(6.06)%	(2.75)%	(3.93)%	(2.62)%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of all reductions	2.11%	2.10%	2.10%	2.10%	2.15%
Net investment income (loss)	.29%	.36%	.03%	(.09)%	.56% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,584	$ 2,303	$ 3,097	$ 4,324	$ 4,348
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	.01	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.44)	(.59)	(.38)	2.19
Total from investment operations	(.85)	(.39)	(.58)	(.39)	2.27
Distributions from net investment income	(.03)	(.02)	-	(.05)	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.05) I	(.02)	-	(.11)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Total ReturnA, B	(6.13)%	(2.75)%	(3.88)%	(2.58)%	17.21%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of all reductions	2.11%	2.10%	2.09%	2.08%	2.13%
Net investment income (loss)	.29%	.36%	.03%	(.07)%	.58% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,659	$ 23,830	$ 31,865	$ 37,185	$ 14,338
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.19	.15	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.39)	2.21
Total from investment operations	(.73)	(.26)	(.45)	(.23)	2.44
Distributions from net investment income	(.19)	(.16)	(.08)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.16)	(.10) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Total ReturnA	(5.16)%	(1.75)%	(2.96)%	(1.59)%	18.38%
Ratios to Average Net Assets C, F
Expenses before reductions	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of fee waivers, if any	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of all reductions	1.11%	1.09%	1.09%	1.07%	1.09%
Net investment income (loss)	1.29%	1.37%	1.04%	.95%	1.62% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,084	$ 273,476	$ 387,242	$ 531,224	$ 310,186
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.20	.16	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.38)	2.21
Total from investment operations	(.73)	(.25)	(.44)	(.22)	2.44
Distributions from net investment income	(.19)	(.18)	(.09)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.18)	(.11) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Total ReturnA	(5.16)%	(1.71)%	(2.90)%	(1.50)%	18.39%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of fee waivers, if any	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of all reductions	1.06%	1.03%	1.03%	1.03%	1.07%
Net investment income (loss)	1.34%	1.43%	1.10%	.99%	1.64% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,840	$ 31,613	$ 50,540	$ 58,925	$ 35,739
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,755,440
Gross unrealized depreciation	(89,430,462)
Net unrealized appreciation (depreciation) on securities	$ (72,675,022)

Tax Cost	$ 413,576,146

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,143,532
Capital loss carryforward	$ (41,514,178)
Net unrealized appreciation (depreciation) on securities and other investments	$ (72,691,445)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(14,785,479)
Long-term	(19,776,286)
Total no expiration	(34,561,765)
Total capital loss carryforward	$ (41,514,178)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 5,132,959	$ 5,697,049

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,939,275 and $349,828,265, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 157,900	$ 965
Class T	.25%	.25%	58,696	-
Class B	.75%	.25%	19,785	14,850
Class C	.75%	.25%	210,644	22,837
			$ 447,025	$ 38,652

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,642
Class T	2,275
Class B*	4,584
Class C*	1,773
$ 31,274

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 183,297.29
Class T	36,439.31
Class B	5,992.30
Class C	63,653.30
Global Commodity Stock	776,461.30
Institutional Class	68,271.25
	$ 1,134,113

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,848 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $630 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,323. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,577 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,753.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 708,856	$ 864,701
Class T	98,770	89,063
Class B	4,646	847
Class C	54,810	32,277
Global Commodity Stock	3,531,196	4,073,304
Institutional Class	366,972	636,857
Total	$ 4,765,250	$ 5,697,049

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 63,118	$ -
Class T	11,363	-
Class B	2,083	-
Class C	21,591	-
Global Commodity Stock	244,178	-
Institutional Class	25,376	-
Total	$ 367,709	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	686,605	1,201,755	$ 9,882,029	$ 16,769,552
Reinvestment of distributions	49,529	52,559	677,563	744,754
Shares redeemed	(1,874,574)	(3,054,897)	(26,738,279)	(42,479,556)
Net increase (decrease)	(1,138,440)	(1,800,583)	$ (16,178,687)	$ (24,965,250)
Class T
Shares sold	67,497	130,604	$ 970,700	$ 1,791,142
Reinvestment of distributions	7,867	5,824	107,538	82,471
Shares redeemed	(216,700)	(396,060)	(3,112,471)	(5,490,961)
Net increase (decrease)	(141,336)	(259,632)	$ (2,034,233)	$ (3,617,348)
Class B
Shares sold	2,197	7,047	$ 29,999	$ 98,902
Reinvestment of distributions	453	54	6,179	758
Shares redeemed	(46,232)	(57,569)	(649,491)	(793,852)
Net increase (decrease)	(43,582)	(50,468)	$ (613,313)	$ (694,192)
Class C
Shares sold	167,515	368,295	$ 2,371,848	$ 5,059,285
Reinvestment of distributions	4,980	1,963	67,632	27,576
Shares redeemed	(527,630)	(880,659)	(7,391,284)	(12,048,987)
Net increase (decrease)	(355,135)	(510,401)	$ (4,951,804)	$ (6,962,126)
Global Commodity Stock
Shares sold	3,796,689	5,296,700	$ 54,637,922	$ 74,369,495
Reinvestment of distributions	246,397	264,635	3,378,098	3,760,465
Shares redeemed	(6,485,397)	(12,764,042)	(92,819,253)	(177,408,171)
Net increase (decrease)	(2,442,311)	(7,202,707)	$ (34,803,233)	$ (99,278,211)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	912,359	1,153,936	$ 13,219,634	$ 16,235,437
Reinvestment of distributions	20,652	25,953	283,141	368,529
Shares redeemed	(1,362,707)	(2,405,021)	(19,411,369)	(33,510,048)
Net increase (decrease)	(429,696)	(1,225,132)	$ (5,908,594)	$ (16,906,082)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014) and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.186	$0.026

Institutional Class designates 43% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.1997	$0.0155

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGCSI-UANN-1214
1.879388.105

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Global Commodity Stock Fund	-5.16%	1.05%	6.21%

A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: For the year, the fund's Retail Class shares returned -5.16%, underperforming the -4.55% return of the equity benchmark, the MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index, and the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. Commodity stocks saw broadly positive and negative periods during the year. In August, we entered a period where concerns about China, Europe and the Middle East drove broader commodity prices down, and that negative sentiment persisted into period end. Versus the industry benchmark, the largest detractor was within the challenged coal industry, where it was costly to hang with Peabody Energy. Stock picking in aluminum, steel and energy-industry drillers also detracted. On the positive side, good stock picks in fertilizers, energy exploration & production, construction machinery were relative positives. The largest contribution came from fertilizers, especially overweightings in CF Industries Holdings and Potash Corporation of Saskatchewan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 905.70	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 904.20	$ 7.68
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 902.30	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 901.90	$ 10.02
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.10%
Actual		$ 1,000.00	$ 906.70	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.05%
Actual		$ 1,000.00	$ 906.70	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	7.4	7.4
Potash Corp. of Saskatchewan, Inc.	6.1	3.4
BHP Billiton PLC	6.0	7.0
Syngenta AG (Switzerland)	3.6	4.0
Rio Tinto PLC	3.3	3.6
Chevron Corp.	3.3	3.2
Anadarko Petroleum Corp.	3.3	2.4
Archer Daniels Midland Co.	2.9	3.0
CF Industries Holdings, Inc.	2.9	1.8
EOG Resources, Inc.	2.6	1.1
	41.4
Top Sectors (% of fund's net assets)
As of October 31, 2014
Agriculture 36.9%
Energy 30.0%
Metals 29.2%
Other 3.3%
Short-Term Investments and Net Other Assets 0.6%

As of April 30, 2014
Agriculture 33.1%
Energy 32.2%
Metals 31.3%
Other 2.6%
Short-Term Investments and Net Other Assets 0.8%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CHEMICALS - 27.7%
Commodity Chemicals - 0.1%
Cabot Corp.	7,700	$ 357,511
Westlake Chemical Corp.	500	35,275
		392,786
Diversified Chemicals - 0.6%
Eastman Chemical Co.	6,800	549,304
FMC Corp.	11,300	648,055
Huntsman Corp.	27,700	675,880
		1,873,239
Fertilizers & Agricultural Chemicals - 27.0%
Agrium, Inc.	70,500	6,897,684
CF Industries Holdings, Inc.	35,772	9,300,720
China BlueChemical Ltd. (H Shares)	966,000	343,038
Intrepid Potash, Inc. (a)(d)	240,700	3,237,415
K&S AG	21,300	594,299
Monsanto Co.	211,200	24,296,448
Potash Corp. of Saskatchewan, Inc. (d)	580,400	19,811,000
Syngenta AG (Switzerland)	38,487	11,902,397
The Mosaic Co.	171,159	7,584,055
Uralkali OJSC GDR (Reg. S)	96,100	1,717,307
Yara International ASA	57,300	2,630,977
		88,315,340
TOTAL CHEMICALS		90,581,365
CONSTRUCTION & ENGINEERING - 0.2%
Construction & Engineering - 0.2%
Chiyoda Corp.	34,000	350,262
Jacobs Engineering Group, Inc. (a)	7,500	355,875
		706,137
CONTAINERS & PACKAGING - 1.2%
Paper Packaging - 1.2%
Rock-Tenn Co. Class A	74,200	3,795,330
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.3%
OSRAM Licht AG (a)	22,545	789,933
Common Stocks - continued
	Shares	Value
ELECTRICAL EQUIPMENT - CONTINUED
Heavy Electrical Equipment - 0.1%
Vestas Wind Systems A/S (a)	13,600	$ 455,203
TOTAL ELECTRICAL EQUIPMENT		1,245,136
ENERGY EQUIPMENT & SERVICES - 0.9%
Oil & Gas Drilling - 0.4%
Ocean Rig UDW, Inc. (United States)	21,947	301,771
Odfjell Drilling A/S	112,932	333,190
Vantage Drilling Co. (a)	634,982	614,345
		1,249,306
Oil & Gas Equipment & Services - 0.5%
Dril-Quip, Inc. (a)	3,326	299,174
Ezion Holdings Ltd.	288,000	339,146
Halliburton Co.	12,100	667,194
SBM Offshore NV (a)(d)	43,200	540,332
		1,845,846
TOTAL ENERGY EQUIPMENT & SERVICES		3,095,152
FOOD PRODUCTS - 5.7%
Agricultural Products - 5.7%
Archer Daniels Midland Co.	204,700	9,620,900
Bunge Ltd.	65,200	5,779,980
China Agri-Industries Holdings Ltd.	930,300	355,415
First Resources Ltd.	911,000	1,475,898
Golden Agri-Resources Ltd.	2,756,000	1,116,874
SLC Agricola SA	47,800	325,817
		18,674,884
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Dynegy, Inc. (a)	23,200	707,600
MACHINERY - 0.8%
Agricultural & Farm Machinery - 0.6%
AGCO Corp.	10,700	474,117
Deere & Co.	19,400	1,659,476
		2,133,593
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction Machinery & Heavy Trucks - 0.2%
Cummins, Inc.	2,300	$ 336,214
Manitowoc Co., Inc.	12,000	250,080
		586,294
TOTAL MACHINERY		2,719,887
METALS & MINING - 27.6%
Aluminum - 0.2%
Alcoa, Inc.	20,000	335,200
Constellium NV (a)	15,600	315,900
		651,100
Diversified Metals & Mining - 17.3%
Anglo American PLC (United Kingdom)	235,151	4,964,871
BHP Billiton PLC	758,164	19,588,385
First Quantum Minerals Ltd.	179,724	2,710,889
Freeport-McMoRan, Inc.	172,000	4,902,000
Glencore Xstrata PLC	1,455,999	7,450,988
Grupo Mexico SA de CV Series B	416,211	1,430,100
Ivanhoe Mines Ltd. (a)	709,500	535,092
Ivanhoe Mines Ltd. Class A warrants 12/10/15 (a)(e)	422,500	18,744
Norilsk Nickel OJSC sponsored ADR	80,000	1,495,200
Rio Tinto PLC	229,587	10,924,079
Sesa Sterlite Ltd.	200,897	838,196
Sumitomo Metal Mining Co. Ltd.	45,000	624,264
Teck Resources Ltd. Class B (sub. vtg.)	74,800	1,182,013
		56,664,821
Gold - 5.6%
Agnico Eagle Mines Ltd. (Canada)	36,500	860,157
AngloGold Ashanti Ltd. sponsored ADR (a)	49,300	407,711
Argonaut Gold, Inc. (a)	201,500	429,085
B2Gold Corp. (a)	1,476,180	2,462,374
Barrick Gold Corp.	151,800	1,802,124
Compania de Minas Buenaventura SA sponsored ADR	30,700	282,440
Continental Gold Ltd. (a)	184,500	309,396
Detour Gold Corp. (a)	50,100	293,385
Eldorado Gold Corp.	201,850	1,103,231
Franco-Nevada Corp.	22,900	1,072,006
Gold Fields Ltd. sponsored ADR	88,200	281,358
Goldcorp, Inc.	125,610	2,357,173
Kinross Gold Corp. (a)	130,405	278,848
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
New Gold, Inc. (a)	110,500	$ 400,998
Newcrest Mining Ltd. (a)	109,024	906,690
Newmont Mining Corp.	72,800	1,365,728
Premier Gold Mines Ltd. (a)	368,900	592,440
Pretium Resources, Inc. (a)	70,800	324,145
Randgold Resources Ltd. sponsored ADR	22,600	1,315,546
Royal Gold, Inc.	10,700	611,505
Torex Gold Resources, Inc. (a)	290,500	309,303
Yamana Gold, Inc.	121,700	484,835
		18,250,478
Precious Metals & Minerals - 0.4%
Aquarius Platinum Ltd. (United Kingdom) (a)	1,164,300	307,318
Fresnillo PLC	37,100	413,958
Impala Platinum Holdings Ltd. (a)	44,000	320,294
Tahoe Resources, Inc. (a)	18,053	312,830
		1,354,400
Silver - 0.4%
Silver Wheaton Corp.	74,200	1,289,719
Steel - 3.7%
ArcelorMittal SA Class A unit (d)	160,100	2,106,916
Fortescue Metals Group Ltd. (d)	228,996	706,759
Hyundai Steel Co.	8,527	540,455
JFE Holdings, Inc.	67,600	1,341,182
Maanshan Iron & Steel Ltd. (H Shares) (a)	1,470,000	383,297
Nippon Steel & Sumitomo Metal Corp.	994,000	2,623,013
POSCO	9,852	2,830,487
Steel Dynamics, Inc.	27,400	630,474
Tata Steel Ltd.	39,717	317,003
Thyssenkrupp AG (a)	26,400	634,370
		12,113,956
TOTAL METALS & MINING		90,324,474
OIL, GAS & CONSUMABLE FUELS - 28.7%
Coal & Consumable Fuels - 1.5%
Cameco Corp.	19,600	340,333
China Shenhua Energy Co. Ltd. (H Shares)	160,500	452,375
Cloud Peak Energy, Inc. (a)	28,700	343,539
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
CONSOL Energy, Inc.	12,300	$ 452,640
Peabody Energy Corp. (d)	327,798	3,418,933
		5,007,820
Integrated Oil & Gas - 12.6%
BG Group PLC	234,950	3,915,684
Cenovus Energy, Inc.	36,700	908,179
Chevron Corp.	90,100	10,807,495
Exxon Mobil Corp.	33,261	3,216,671
Gazprom OAO sponsored ADR	131,100	864,998
Hess Corp.	12,800	1,085,568
Imperial Oil Ltd.	9,600	461,921
LUKOIL Oil Co. sponsored ADR (United Kingdom)	6,600	324,060
Occidental Petroleum Corp.	31,200	2,774,616
PetroChina Co. Ltd. (H Shares)	1,040,000	1,302,022
Royal Dutch Shell PLC Class A (United Kingdom)	32,250	1,152,027
Suncor Energy, Inc.	224,732	7,979,925
Total SA	96,400	5,755,399
YPF SA Class D sponsored ADR	20,600	724,502
		41,273,067
Oil & Gas Exploration & Production - 14.4%
Anadarko Petroleum Corp.	117,500	10,784,150
Apache Corp.	12,700	980,440
Bonanza Creek Energy, Inc. (a)	7,900	357,396
Cabot Oil & Gas Corp.	112,100	3,486,310
Cairn Energy PLC (a)	135,199	313,819
Canadian Natural Resources Ltd.	84,400	2,945,257
Chesapeake Energy Corp.	23,000	510,140
Cimarex Energy Co.	16,100	1,830,087
Cobalt International Energy, Inc. (a)	50,400	590,184
Concho Resources, Inc. (a)	7,300	795,919
ConocoPhillips Co.	56,300	4,062,045
Continental Resources, Inc. (a)	6,600	372,042
Denbury Resources, Inc.	27,800	344,720
Devon Energy Corp.	18,300	1,098,000
Encana Corp.	27,600	514,263
Energen Corp.	4,600	311,420
EOG Resources, Inc.	88,300	8,392,915
EQT Corp.	7,400	695,896
Kosmos Energy Ltd. (a)	73,100	682,023
Marathon Oil Corp.	30,200	1,069,080
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Murphy Oil Corp.	9,200	$ 491,188
Noble Energy, Inc.	24,000	1,383,120
NOVATEK OAO GDR (Reg. S)	3,100	332,940
Ophir Energy PLC (a)	174,800	518,150
Pioneer Natural Resources Co.	6,760	1,278,046
QEP Resources, Inc.	13,400	335,938
Range Resources Corp.	9,000	615,600
Southwestern Energy Co. (a)	17,400	565,674
Talisman Energy, Inc.	53,000	338,113
Tullow Oil PLC	97,100	754,597
Whiting Petroleum Corp. (a)	5,800	355,192
		47,104,664
Oil & Gas Refining & Marketing - 0.1%
Valero Energy Corp.	7,700	385,693
Oil & Gas Storage & Transport - 0.1%
Golar LNG Ltd.	6,200	347,882
TOTAL OIL, GAS & CONSUMABLE FUELS		94,119,126
PAPER & FOREST PRODUCTS - 3.6%
Paper Products - 3.6%
Empresas CMPC SA	418,880	1,022,777
International Paper Co.	156,300	7,911,906
Stora Enso Oyj (R Shares)	137,900	1,136,222
UPM-Kymmene Corp.	99,600	1,575,149
		11,646,054
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	41,900	1,030,593
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
Noble Group Ltd.	499,000	464,498
TOTAL COMMON STOCKS (Cost $379,587,457)		319,110,236
Nonconvertible Preferred Stocks - 2.0%
	Shares	Value
METALS & MINING - 1.7%
Steel - 1.7%
Bradespar SA (PN)	54,600	$ 368,862
Gerdau SA sponsored ADR	258,500	1,171,005
Vale SA (PN-A) sponsored ADR	430,000	3,766,800
		5,306,667
OIL, GAS & CONSUMABLE FUELS - 0.3%
Integrated Oil & Gas - 0.3%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.)	85,100	1,040,773
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,672,822)		6,347,440
Money Market Funds - 4.7%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $15,443,448)	15,443,448	15,443,448
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $408,703,727)		340,901,124
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(13,281,248)
NET ASSETS - 100%		$ 327,619,876
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,744 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 539
Fidelity Securities Lending Cash Central Fund	180,323
Total	$ 180,862
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 319,110,236	$ 243,106,382	$ 76,003,854	$ -
Nonconvertible Preferred Stocks	6,347,440	6,347,440	-	-
Money Market Funds	15,443,448	15,443,448	-	-
Total Investments in Securities:	$ 340,901,124	$ 264,897,270	$ 76,003,854	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 17,170,440
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	44.4%
Canada	18.1%
United Kingdom	13.0%
Switzerland	3.6%
Bailiwick of Jersey	2.7%
Bermuda	2.5%
Brazil	2.1%
Japan	1.8%
France	1.8%
Russia	1.5%
Korea (South)	1.1%
Others (Individually Less Than 1%)	7.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $15,099,435) - See accompanying schedule: Unaffiliated issuers (cost $393,260,279)	$ 325,457,676
Fidelity Central Funds (cost $15,443,448)	15,443,448
Total Investments (cost $408,703,727)		$ 340,901,124
Receivable for investments sold		4,867,696
Receivable for fund shares sold		312,550
Dividends receivable		736,381
Distributions receivable from Fidelity Central Funds		15,237
Prepaid expenses		567
Other receivables		5,797
Total assets		346,839,352

Liabilities
Payable to custodian bank	$ 116,463
Payable for investments purchased	2,758,995
Payable for fund shares redeemed	518,466
Accrued management fee	192,660
Distribution and service plan fees payable	31,254
Other affiliated payables	104,668
Other payables and accrued expenses	53,522
Collateral on securities loaned, at value	15,443,448
Total liabilities		19,219,476

Net Assets		$ 327,619,876
Net Assets consist of:
Paid in capital		$ 437,681,967
Undistributed net investment income		3,567,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(45,809,703)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,820,244)
Net Assets		$ 327,619,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,586,180 ÷ 3,893,125 shares)	$ 13.25

Maximum offering price per share (100/94.25 of $13.25)	$ 14.06
Class T: Net Asset Value and redemption price per share ($9,866,622 ÷ 746,868 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,584,114 ÷ 120,777 shares)A	$ 13.12

Class C: Net Asset Value and offering price per share ($17,658,820 ÷ 1,352,048 shares)A	$ 13.06

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($223,083,774 ÷ 16,762,098 shares)	$ 13.31

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,840,366 ÷ 1,790,808 shares)	$ 13.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 9,555,544
Income from Fidelity Central Funds		180,862
Income before foreign taxes withheld		9,736,406
Less foreign taxes withheld		(590,900)
Total income		9,145,506

Expenses
Management fee	$ 2,673,662
Transfer agent fees	1,134,113
Distribution and service plan fees	447,025
Accounting and security lending fees	201,778
Custodian fees and expenses	55,282
Independent trustees' compensation	1,596
Registration fees	87,169
Audit	56,364
Legal	1,405
Miscellaneous	3,267
Total expenses before reductions	4,661,661
Expense reductions	(11,330)	4,650,331
Net investment income (loss)		4,495,175
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,578,242)
Foreign currency transactions	(103,036)
Total net realized gain (loss)		(3,681,278)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,616,435)
Assets and liabilities in foreign currencies	(28,605)
Total change in net unrealized appreciation (depreciation)		(18,645,040)
Net gain (loss)		(22,326,318)
Net increase (decrease) in net assets resulting from operations		$ (17,831,143)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,495,175	$ 6,058,817
Net realized gain (loss)	(3,681,278)	(772,445)
Change in net unrealized appreciation (depreciation)	(18,645,040)	(21,248,344)
Net increase (decrease) in net assets resulting from operations	(17,831,143)	(15,961,972)
Distributions to shareholders from net investment income	(4,765,250)	(5,697,049)
Distributions to shareholders from net realized gain	(367,709)	-
Total distributions	(5,132,959)	(5,697,049)
Share transactions - net increase (decrease)	(64,489,864)	(152,423,209)
Redemption fees	7,328	18,199
Total increase (decrease) in net assets	(87,446,638)	(174,064,031)

Net Assets
Beginning of period	415,066,514	589,130,545
End of period (including undistributed net investment income of $3,567,856 and undistributed net investment income of $4,309,466, respectively)	$ 327,619,876	$ 415,066,514

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.17	$ 14.59	$ 15.14	$ 15.60	$ 13.29
Income from Investment Operations
Net investment income (loss) C	.15	.16	.11	.12	.19 F
Net realized and unrealized gain (loss)	(.91)	(.45)	(.59)	(.38)	2.20
Total from investment operations	(.76)	(.29)	(.48)	(.26)	2.39
Distributions from net investment income	(.15)	(.13)	(.05)	(.13)	- H
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.16)	(.13)	(.07) J	(.20) I	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.25	$ 14.17	$ 14.59	$ 15.14	$ 15.60
Total ReturnA, B	(5.41)%	(2.00)%	(3.19)%	(1.80)%	18.04%
Ratios to Average Net Assets D, G
Expenses before reductions	1.35%	1.36%	1.34%	1.32%	1.37%
Expenses net of fee waivers, if any	1.35%	1.35%	1.34%	1.32%	1.37%
Expenses net of all reductions	1.35%	1.34%	1.33%	1.31%	1.36%
Net investment income (loss)	1.05%	1.12%	.80%	.71%	1.35% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,586	$ 71,293	$ 99,694	$ 127,979	$ 60,370
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

J Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.13	$ 14.54	$ 15.08	$ 15.55	$ 13.27
Income from Investment Operations
Net investment income (loss) C	.11	.12	.08	.07	.16 F
Net realized and unrealized gain (loss)	(.90)	(.45)	(.60)	(.38)	2.19
Total from investment operations	(.79)	(.33)	(.52)	(.31)	2.35
Distributions from net investment income	(.11)	(.08)	(.01)	(.10)	-
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.07)
Total distributions	(.13) I	(.08)	(.02)	(.16)	(.07)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.21	$ 14.13	$ 14.54	$ 15.08	$ 15.55
Total ReturnA, B	(5.65)%	(2.26)%	(3.43)%	(2.09)%	17.73%
Ratios to Average Net Assets D, G
Expenses before reductions	1.62%	1.62%	1.61%	1.60%	1.63%
Expenses net of fee waivers, if any	1.62%	1.61%	1.61%	1.60%	1.63%
Expenses net of all reductions	1.62%	1.60%	1.60%	1.59%	1.61%
Net investment income (loss)	.78%	.86%	.53%	.43%	1.10% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,867	$ 12,551	$ 16,692	$ 20,831	$ 11,762
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.01	$ 14.41	$ 15.00	$ 15.46	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	- H	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.45)	(.59)	(.39)	2.20
Total from investment operations	(.85)	(.40)	(.59)	(.40)	2.28
Distributions from net investment income	(.03)	- H	-	-	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.04)	- H	-	(.06)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.12	$ 14.01	$ 14.41	$ 15.00	$ 15.46
Total ReturnA, B	(6.06)%	(2.75)%	(3.93)%	(2.62)%	17.23%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.11%	2.16%
Expenses net of all reductions	2.11%	2.10%	2.10%	2.10%	2.15%
Net investment income (loss)	.29%	.36%	.03%	(.09)%	.56% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,584	$ 2,303	$ 3,097	$ 4,324	$ 4,348
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 14.37	$ 14.95	$ 15.45	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.04	.05	.01	(.01)	.08 F
Net realized and unrealized gain (loss)	(.89)	(.44)	(.59)	(.38)	2.19
Total from investment operations	(.85)	(.39)	(.58)	(.39)	2.27
Distributions from net investment income	(.03)	(.02)	-	(.05)	-
Distributions from net realized gain	(.01)	-	-	(.06)	(.04)
Total distributions	(.05) I	(.02)	-	(.11)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.06	$ 13.96	$ 14.37	$ 14.95	$ 15.45
Total ReturnA, B	(6.13)%	(2.75)%	(3.88)%	(2.58)%	17.21%
Ratios to Average Net Assets D, G
Expenses before reductions	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of fee waivers, if any	2.11%	2.11%	2.10%	2.09%	2.14%
Expenses net of all reductions	2.11%	2.10%	2.09%	2.08%	2.13%
Net investment income (loss)	.29%	.36%	.03%	(.07)%	.58% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,659	$ 23,830	$ 31,865	$ 37,185	$ 14,338
Portfolio turnover rateE	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.66	$ 15.21	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.19	.15	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.39)	2.21
Total from investment operations	(.73)	(.26)	(.45)	(.23)	2.44
Distributions from net investment income	(.19)	(.16)	(.08)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.16)	(.10) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.66	$ 15.21	$ 15.66
Total ReturnA	(5.16)%	(1.75)%	(2.96)%	(1.59)%	18.38%
Ratios to Average Net Assets C, F
Expenses before reductions	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of fee waivers, if any	1.11%	1.11%	1.10%	1.08%	1.10%
Expenses net of all reductions	1.11%	1.09%	1.09%	1.07%	1.09%
Net investment income (loss)	1.29%	1.37%	1.04%	.95%	1.62% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 223,084	$ 273,476	$ 387,242	$ 531,224	$ 310,186
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 14.67	$ 15.22	$ 15.66	$ 13.31
Income from Investment Operations
Net investment income (loss) B	.19	.20	.16	.16	.23 E
Net realized and unrealized gain (loss)	(.92)	(.45)	(.60)	(.38)	2.21
Total from investment operations	(.73)	(.25)	(.44)	(.22)	2.44
Distributions from net investment income	(.19)	(.18)	(.09)	(.16)	(.01)
Distributions from net realized gain	(.01)	-	(.01)	(.06)	(.08)
Total distributions	(.20)	(.18)	(.11) H	(.22)	(.09)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 14.24	$ 14.67	$ 15.22	$ 15.66
Total ReturnA	(5.16)%	(1.71)%	(2.90)%	(1.50)%	18.39%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of fee waivers, if any	1.06%	1.04%	1.04%	1.03%	1.09%
Expenses net of all reductions	1.06%	1.03%	1.03%	1.03%	1.07%
Net investment income (loss)	1.34%	1.43%	1.10%	.99%	1.64% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,840	$ 31,613	$ 50,540	$ 58,925	$ 35,739
Portfolio turnover rateD	75%	65%	91%	71%	54%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,755,440
Gross unrealized depreciation	(89,430,462)
Net unrealized appreciation (depreciation) on securities	$ (72,675,022)

Tax Cost	$ 413,576,146

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,143,532
Capital loss carryforward	$ (41,514,178)
Net unrealized appreciation (depreciation) on securities and other investments	$ (72,691,445)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (6,952,413)
No expiration
Short-term	(14,785,479)
Long-term	(19,776,286)
Total no expiration	(34,561,765)
Total capital loss carryforward	$ (41,514,178)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 5,132,959	$ 5,697,049

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,939,275 and $349,828,265, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 157,900	$ 965
Class T	.25%	.25%	58,696	-
Class B	.75%	.25%	19,785	14,850
Class C	.75%	.25%	210,644	22,837
			$ 447,025	$ 38,652

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,642
Class T	2,275
Class B*	4,584
Class C*	1,773
$ 31,274

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 183,297.29
Class T	36,439.31
Class B	5,992.30
Class C	63,653.30
Global Commodity Stock	776,461.30
Institutional Class	68,271.25
	$ 1,134,113

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,848 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $630 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,323. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,577 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,753.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 708,856	$ 864,701
Class T	98,770	89,063
Class B	4,646	847
Class C	54,810	32,277
Global Commodity Stock	3,531,196	4,073,304
Institutional Class	366,972	636,857
Total	$ 4,765,250	$ 5,697,049

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 63,118	$ -
Class T	11,363	-
Class B	2,083	-
Class C	21,591	-
Global Commodity Stock	244,178	-
Institutional Class	25,376	-
Total	$ 367,709	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	686,605	1,201,755	$ 9,882,029	$ 16,769,552
Reinvestment of distributions	49,529	52,559	677,563	744,754
Shares redeemed	(1,874,574)	(3,054,897)	(26,738,279)	(42,479,556)
Net increase (decrease)	(1,138,440)	(1,800,583)	$ (16,178,687)	$ (24,965,250)
Class T
Shares sold	67,497	130,604	$ 970,700	$ 1,791,142
Reinvestment of distributions	7,867	5,824	107,538	82,471
Shares redeemed	(216,700)	(396,060)	(3,112,471)	(5,490,961)
Net increase (decrease)	(141,336)	(259,632)	$ (2,034,233)	$ (3,617,348)
Class B
Shares sold	2,197	7,047	$ 29,999	$ 98,902
Reinvestment of distributions	453	54	6,179	758
Shares redeemed	(46,232)	(57,569)	(649,491)	(793,852)
Net increase (decrease)	(43,582)	(50,468)	$ (613,313)	$ (694,192)
Class C
Shares sold	167,515	368,295	$ 2,371,848	$ 5,059,285
Reinvestment of distributions	4,980	1,963	67,632	27,576
Shares redeemed	(527,630)	(880,659)	(7,391,284)	(12,048,987)
Net increase (decrease)	(355,135)	(510,401)	$ (4,951,804)	$ (6,962,126)
Global Commodity Stock
Shares sold	3,796,689	5,296,700	$ 54,637,922	$ 74,369,495
Reinvestment of distributions	246,397	264,635	3,378,098	3,760,465
Shares redeemed	(6,485,397)	(12,764,042)	(92,819,253)	(177,408,171)
Net increase (decrease)	(2,442,311)	(7,202,707)	$ (34,803,233)	$ (99,278,211)

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	912,359	1,153,936	$ 13,219,634	$ 16,235,437
Reinvestment of distributions	20,652	25,953	283,141	368,529
Shares redeemed	(1,362,707)	(2,405,021)	(19,411,369)	(33,510,048)
Net increase (decrease)	(429,696)	(1,225,132)	$ (5,908,594)	$ (16,906,082)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey,each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014) and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.]

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Global Commodity Stock	12/08/14	12/05/14	$0.178	$0.026

Global Commodity Stock designates 43% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Global Commodity Stock designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Global Commodity Stock Fund	12/09/13	$0.1997	$0.0155

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Global Commodity Stock Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Institutional Class, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class C ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCS-UANN-1214
1.879379.105

Fidelity®

Global Equity Income

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity® Global Equity Income	10.10%	13.81%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Ramona Persaud, Portfolio Manager of Fidelity® Global Equity Income Fund: For the year, the fund's Retail Class shares gained 10.10%, outperforming the MSCI ACWI index. Versus the index, stock selection in several areas drove the fund's outperformance, especially in consumer staples where Dr Pepper Snapple Group was the fund's largest individual contributor and most overweighted position at period end. Shares of the beverage maker gained on stable pricing in its markets, as well as very strong capital allocation policies including an attractive dividend and generous share buybacks. Other interesting contributors from the sector included Greencore Group, a Dublin-based prepared-foods producer, and South Africa's Astral Foods, a poultry producer. Neither was in the index. In order to lock in profits, I sold the fund's position in Astral by period end. Elsewhere, biotechnology firm Amgen also helped. The biggest individual detractor was a non-index stake in Reunert, a South African industrial conglomerate that struggled with sluggish end markets the past year. It also hurt to avoid index component Gilead Sciences, a biotech firm that did well on its ground-breaking treatment for hepatitis C. Gilead, however, does not pay a dividend, which means it's not a name likely to be held in this portfolio or other equity-income funds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Actual	1.13%	$ 1,000.00	$ 1,034.10	$ 5.79
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 52.9%
Japan 9.4%
United Kingdom 6.0%
Sweden 4.3%
Switzerland 4.2%
Canada 4.2%
France 2.6%
Israel 2.5%
Germany 2.0%
Other 11.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America* 44.7%
United Kingdom 9.7%
Japan 6.7%
Sweden 5.2%
Switzerland 3.9%
Canada 3.9%
South Africa 3.1%
Ireland 3.0%
Netherlands 2.6%
Other 17.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.0	96.6
Short-Term Investments and Net Other Assets (Liabilities)	5.0	3.4
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.5	0.0
Johnson & Johnson (United States of America, Pharmaceuticals)	2.3	1.3
JPMorgan Chase & Co. (United States of America, Banks)	2.3	2.1
Amgen, Inc. (United States of America, Biotechnology)	2.1	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.1
Dr. Pepper Snapple Group, Inc. (United States of America, Beverages)	1.8	1.0
Wells Fargo & Co. (United States of America, Banks)	1.8	2.0
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.7	1.9
Bank of America Corp. (United States of America, Banks)	1.7	1.2
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.7	0.8
	19.9
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	22.6
Consumer Discretionary	13.6	12.2
Health Care	13.4	9.7
Information Technology	11.6	11.5
Industrials	10.4	11.6
Consumer Staples	10.3	11.0
Energy	7.5	8.3
Telecommunication Services	3.7	6.5
Materials	3.6	2.5
Utilities	0.5	0.7

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 0.6%
Woodside Petroleum Ltd.	8,396	$ 298,229
Bailiwick of Jersey - 0.6%
Shire PLC	4,900	328,775
Canada - 4.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	100	3,394
Constellation Software, Inc.	500	140,854
Corus Entertainment, Inc. Class B (non-vtg.) (d)	17,800	327,556
Fairfax Financial Holdings Ltd. (sub. vtg.)	641	292,862
Potash Corp. of Saskatchewan, Inc. (d)	16,400	559,787
PrairieSky Royalty Ltd. (d)	5,200	160,099
Suncor Energy, Inc.	19,300	685,317
TOTAL CANADA		2,169,869
Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.	267,000	142,230
Chile - 0.4%
Quinenco SA	88,781	184,375
Denmark - 0.7%
Spar Nord Bank A/S	14,100	142,436
Vestas Wind Systems A/S (a)	6,800	227,602
TOTAL DENMARK		370,038
France - 2.6%
Bureau Veritas SA	15,200	375,815
Renault SA	4,500	334,008
Total SA	11,100	662,707
TOTAL FRANCE		1,372,530
Germany - 2.0%
AURELIUS AG	6,199	215,337
Gerry Weber International AG (Bearer)	5,457	219,035
OSRAM Licht AG (a)	7,059	247,334
Siemens AG	3,239	365,338
TOTAL GERMANY		1,047,044
Greece - 0.3%
Greek Organization of Football Prognostics SA	13,400	162,381
Hong Kong - 1.3%
HKT Trust/HKT Ltd. unit	214,600	261,433
Techtronic Industries Co. Ltd.	129,500	405,413
TOTAL HONG KONG		666,846
Common Stocks - continued
	Shares	Value
Ireland - 1.5%
Accenture PLC Class A	5,840	$ 473,741
Greencore Group PLC	74,186	311,404
TOTAL IRELAND		785,145
Israel - 2.5%
Bezeq The Israel Telecommunication Corp. Ltd.	148,600	251,222
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	4,496	200,167
Teva Pharmaceutical Industries Ltd. sponsored ADR	14,650	827,286
TOTAL ISRAEL		1,278,675
Japan - 9.4%
Astellas Pharma, Inc.	56,100	870,700
Broadleaf Co. Ltd.	2,900	45,835
Daiichikosho Co. Ltd.	10,400	262,459
Fukuda Denshi Co. Ltd.	2,700	138,189
Hoya Corp.	18,200	644,041
Japan Tobacco, Inc.	11,900	406,017
KDDI Corp.	7,300	479,387
Leopalace21 Corp. (a)	34,700	217,342
Mitsubishi Electric Corp.	22,000	283,664
Monex Group, Inc.	95,000	242,470
NEC Corp.	109,000	385,465
Nippon Telegraph & Telephone Corp.	6,000	373,313
Tsuruha Holdings, Inc.	6,200	366,053
VT Holdings Co. Ltd.	10,684	42,194
Workman Co. Ltd.	2,500	130,663
TOTAL JAPAN		4,887,792
Korea (South) - 0.8%
Coway Co. Ltd.	1,493	113,388
Samsung Electronics Co. Ltd.	253	292,925
TOTAL KOREA (SOUTH)		406,313
Luxembourg - 0.3%
Altice SA	2,300	143,219
Netherlands - 1.1%
LyondellBasell Industries NV Class A	6,000	549,780
Norway - 0.2%
Gjensidige Forsikring ASA (d)	7,100	128,948
Singapore - 1.2%
United Overseas Bank Ltd.	33,819	605,891
Common Stocks - continued
	Shares	Value
South Africa - 1.8%
Lewis Group Ltd.	94,400	$ 568,724
Reunert Ltd.	70,300	371,011
TOTAL SOUTH AFRICA		939,735
Spain - 0.5%
Atresmedia Corporacion de Medios de Comunicacion SA (d)	18,315	268,302
Sweden - 4.3%
Intrum Justitia AB	20,683	614,539
Meda AB (A Shares) (d)	19,100	250,902
Nordea Bank AB	65,200	836,175
Svenska Handelsbanken AB (A Shares)	11,580	552,172
TOTAL SWEDEN		2,253,788
Switzerland - 4.2%
Banque Cantonale Vaudoise (Bearer)	580	310,451
Roche Holding AG (participation certificate)	3,467	1,023,117
TE Connectivity Ltd.	7,000	427,910
UBS AG	24,626	428,200
TOTAL SWITZERLAND		2,189,678
Taiwan - 0.3%
Vanguard International Semiconductor Corp.	120,000	180,004
United Kingdom - 6.0%
Ashmore Group PLC	26,100	133,022
British American Tobacco PLC (United Kingdom)	10,200	578,111
Exova Group Ltd. PLC (a)	9,200	24,983
GlaxoSmithKline PLC	34,000	768,875
Hilton Food Group PLC	56,200	337,137
ITV PLC	121,300	393,909
Reckitt Benckiser Group PLC	2,430	204,082
Taylor Wimpey PLC	1,642	3,110
Tesco PLC	53,600	148,793
WH Smith PLC	28,852	519,239
TOTAL UNITED KINGDOM		3,111,261
United States of America - 47.9%
AbbVie, Inc.	6,730	427,086
American Tower Corp.	4,960	483,600
Amgen, Inc.	6,620	1,073,632
Apple, Inc.	11,950	1,290,594
ARAMARK Holdings Corp.	9,304	259,675
Bank of America Corp.	51,780	888,545
Common Stocks - continued
	Shares	Value
United States of America - continued
Capital One Financial Corp.	8,530	$ 706,028
Chevron Corp.	7,465	895,427
CMS Energy Corp.	7,900	258,093
Comcast Corp. Class A	7,600	420,660
Community Trust Bancorp, Inc.	7,898	283,933
CVB Financial Corp.	22,310	352,052
Danaher Corp.	5,400	434,160
Darden Restaurants, Inc.	6,720	347,962
Dr. Pepper Snapple Group, Inc.	13,541	937,714
Dun & Bradstreet Corp.	3,450	423,695
E.I. du Pont de Nemours & Co.	3,100	214,365
Exxon Mobil Corp.	8,730	844,278
FedEx Corp.	3,681	616,199
Freeport-McMoRan, Inc.	9,400	267,900
GameStop Corp. Class A	100	4,276
General Electric Co.	26,900	694,289
H&R Block, Inc.	11,310	365,426
IBM Corp.	4,070	669,108
Johnson & Johnson	11,300	1,217,914
Johnson Controls, Inc.	8,170	386,033
JPMorgan Chase & Co.	19,930	1,205,366
Lakeland Financial Corp.	7,688	318,591
Lorillard, Inc.	4,400	270,600
McDonald's Corp.	2,700	253,071
McGraw Hill Financial, Inc.	4,340	392,683
Microsoft Corp.	13,964	655,610
MPLX LP	5,790	386,077
Oracle Corp.	21,126	824,970
PepsiCo, Inc.	5,000	480,850
Procter & Gamble Co.	6,700	584,709
SunTrust Banks, Inc.	9,600	375,744
Target Corp.	4,900	302,918
The Coca-Cola Co.	14,100	590,508
Time Warner Cable, Inc.	3,080	453,407
U.S. Bancorp	11,880	506,088
United Technologies Corp.	4,420	472,940
Verizon Communications, Inc.	11,147	560,137
VF Corp.	5,620	380,362
Common Stocks - continued
	Shares	Value
United States of America - continued
W.R. Grace & Co. (a)	2,700	$ 255,420
Wells Fargo & Co.	17,157	910,865
TOTAL UNITED STATES OF AMERICA		24,943,560
TOTAL COMMON STOCKS (Cost $44,536,835)		49,414,408
Nonconvertible Bonds - 0.0%
Principal Amount
Canada - 0.0%
Constellation Software, Inc. 7.4% 3/31/40 (Cost $2,060)	CAD	2,400	2,023
Money Market Funds - 7.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,621,050	2,621,050
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,250,070	1,250,070
TOTAL MONEY MARKET FUNDS (Cost $3,871,120)		3,871,120
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $48,410,015)		53,287,551
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(1,249,063)
NET ASSETS - 100%		$ 52,038,488
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,931
Fidelity Securities Lending Cash Central Fund	13,364
Total	$ 15,295
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,067,390	$ 6,226,661	$ 840,729	$ -
Consumer Staples	5,419,539	3,920,565	1,498,974	-
Energy	3,932,134	2,971,198	960,936	-
Financials	10,528,801	9,034,898	1,493,903	-
Health Care	6,926,476	3,796,820	3,129,656	-
Industrials	5,478,174	4,686,942	791,232	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Information Technology	$ 6,031,057	$ 4,775,712	$ 1,255,345	$ -
Materials	1,847,252	1,847,252	-	-
Telecommunication Services	1,925,492	811,359	1,114,133	-
Utilities	258,093	258,093	-	-
Corporate Bonds	2,023	-	-	2,023
Money Market Funds	3,871,120	3,871,120	-	-
Total Investments in Securities:	$ 53,287,551	$ 42,200,620	$ 11,084,908	$ 2,023

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,255,644
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,190,256) - See accompanying schedule: Unaffiliated issuers (cost $44,538,895)	$ 49,416,431
Fidelity Central Funds (cost $3,871,120)	3,871,120
Total Investments (cost $48,410,015)		$ 53,287,551
Foreign currency held at value (cost $1,340)		1,295
Receivable for investments sold		702
Receivable for fund shares sold		78,332
Dividends receivable		104,583
Distributions receivable from Fidelity Central Funds		701
Prepaid expenses		192
Other receivables		7,118
Total assets		53,480,474

Liabilities
Payable for investments purchased	$ 73,473
Payable for fund shares redeemed	35,615
Accrued management fee	29,320
Other affiliated payables	10,773
Other payables and accrued expenses	42,735
Collateral on securities loaned, at value	1,250,070
Total liabilities		1,441,986

Net Assets		$ 52,038,488
Net Assets consist of:
Paid in capital		$ 43,186,632
Undistributed net investment income		79,937
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,895,925
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,875,994
Net Assets, for 4,044,911 shares outstanding		$ 52,038,488
Net Asset Value, offering price and redemption price per share ($52,038,488 ÷ 4,044,911 shares)		$ 12.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,356,812
Special dividends		308,483
Interest		306
Income from Fidelity Central Funds		15,295
Income before foreign taxes withheld		1,680,896
Less foreign taxes withheld		(88,875)
Total income		1,592,021

Expenses
Management fee	$ 330,307
Transfer agent fees	92,601
Accounting and security lending fees	24,610
Custodian fees and expenses	13,947
Independent trustees' compensation	189
Registration fees	21,750
Audit	63,960
Legal	145
Miscellaneous	492
Total expenses before reductions	548,001
Expense reductions	(707)	547,294
Net investment income (loss)		1,044,727
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,709,544
Foreign currency transactions	9,632
Total net realized gain (loss)		4,719,176
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,537,097)
Assets and liabilities in foreign currencies	(2,117)
Total change in net unrealized appreciation (depreciation)		(1,539,214)
Net gain (loss)		3,179,962
Net increase (decrease) in net assets resulting from operations		$ 4,224,689

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,044,727	$ 673,718
Net realized gain (loss)	4,719,176	1,081,466
Change in net unrealized appreciation (depreciation)	(1,539,214)	5,341,911
Net increase (decrease) in net assets resulting from operations	4,224,689	7,097,095
Distributions to shareholders from net investment income	(913,090)	(655,660)
Distributions to shareholders from net realized gain	(995,008)	(75,040)
Total distributions	(1,908,098)	(730,700)
Share transactions Proceeds from sales of shares	24,314,257	22,544,863
Reinvestment of distributions	1,764,689	683,107
Cost of shares redeemed	(18,632,872)	(14,167,602)
Net increase (decrease) in net assets resulting from share transactions	7,446,074	9,060,368
Redemption fees	4,623	6,232
Total increase (decrease) in net assets	9,767,288	15,432,995

Net Assets
Beginning of period	42,271,200	26,838,205
End of period (including undistributed net investment income of $79,937 and undistributed net investment income of $0, respectively)	$ 52,038,488	$ 42,271,200
Other Information Shares
Sold	1,926,789	2,028,428
Issued in reinvestment of distributions	143,562	62,848
Redeemed	(1,491,182)	(1,267,633)
Net increase (decrease)	579,169	823,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2014	2013	2012 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.20	$ 10.16	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.28G	.22	.08
Net realized and unrealized gain (loss)	.92	2.06	.15
Total from investment operations	1.20	2.28	.23
Distributions from net investment income	(.25)	(.21)	(.07)
Distributions from net realized gain	(.28)	(.03)	-
Total distributions	(.53)	(.24)	(.07)
Redemption fees added to paid in capital D, J	-	-	-
Net asset value, end of period	$ 12.87	$ 12.20	$ 10.16
Total ReturnB, C	10.10%	22.73%	2.25%
Ratios to Average Net AssetsE, I
Expenses before reductions	1.16%	1.28%	2.18%A
Expenses net of fee waivers, if any	1.16%	1.20%	1.20%A
Expenses net of all reductions	1.16%	1.19%	1.17%A
Net investment income (loss)	2.21%G	1.94%	1.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$52,038	$ 42,271	$ 26,838
Portfolio turnover rateF	92%	66%	33%K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.56%.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

J Amount represents less than $.01 per share.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,298,513
Gross unrealized depreciation	(7,460,868)
Net unrealized appreciation (depreciation) on securities	$ 4,837,645

Tax Cost	$ 48,449,906

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 329,264
Undistributed long-term capital gain	$ 3,687,131
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,835,462
	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,438,821	$ 730,700
Long-term Capital Gains	469,277	-
Total	$ 1,908,098	$ 730,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,076,262 and $41,567,542, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $184 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $74 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $13,364. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $232 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $475.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 08, 2014, to shareholders of record at the opening of business on December 05, 2014, a distribution of $0.035 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.954 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $3,689,619, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends-received deduction for corporate shareholders:

Ex Date	Percentage
12/06/2013	11%
04/04/2014	42%
07/03/2014	42%
10/03/2014	42%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Ex Date	Percentage
12/06/2013	50%
04/04/2014	100%
07/03/2014	100%
10/03/2014	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/09/2013	0.0452	0.0056
04/07/2014	0.0473	0.0067
07/06/2014	0.0204	0.0029
10/06/2014	0.0100	0.0014

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience,and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2013.

The Board further considered that FMR contractually agreed to reimburse the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 1.20% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

FIL Investment Advisors (FIA)

FIL Investment Advisors (UK) Limited
(FIA(UK))

FIL Investments (Japan) Limited (FIJ)

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GED-UANN-1214
1.938161.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	-6.09%	6.46%	6.10%
Class T (incl. 3.50% sales charge) B, E	-4.08%	6.70%	6.04%
Class B (incl. contingent deferred sales charge) C, E	-6.02%	6.60%	6.11%
Class C (incl. contingent deferred sales charge) D , E	-2.07%	6.92%	5.92%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005, are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2004 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A on the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -0.36%, -0.60%, -1.12%, and -1.10%, respectively (excluding sales charges), versus -0.48% for its benchmark, the MSCI EAFE Index. Security selection helped relative performance, particularly in health care, information technology and financials. The fund also benefited from out-of-index investments in the U.S. and emerging markets. Top individual contributors included U.K.-listed Hikma Pharmaceuticals, a Jordan-based company that specializes in injectable drugs. Its stock received a boost from U.S. market-share gains. Shares of pharmaceuticals company Actavis benefited from successful recent acquisitions and the tax advantage of its Ireland domicile. By contrast, security selection in industrials and consumer discretionary and in Europe ex U.K. detracted versus the index. In terms of individual disappointments, not owning Switzerland-based pharmaceuticals giant and index component Novartis hurt relative performance, as the company's strong patent portfolio and product pipeline drove sales growth and the stock gain. An overweighting in ORIX, a high-quality diversified financials conglomerate in Japan, also detracted from results, as the weak local economy pressured near-term earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 981.00	$ 6.34
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.50%
Actual		$ 1,000.00	$ 979.90	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.04%
Actual		$ 1,000.00	$ 977.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.02%
Actual		$ 1,000.00	$ 977.30	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
International Discovery	.92%
Actual		$ 1,000.00	$ 982.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class K	.79%
Actual		$ 1,000.00	$ 983.10	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.93%
Actual		$ 1,000.00	$ 982.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class Z	.81%
Actual		$ 1,000.00	$ 983.30	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 17.1%
United Kingdom 14.9%
United States of America* 9.2%
Germany 6.7%
Switzerland 6.0%
France 5.1%
Australia 4.3%
Sweden 4.1%
India 3.2%
Other 29.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 16.3%
United Kingdom 14.4%
Germany 10.3%
United States of America* 9.5%
France 8.9%
Switzerland 5.5%
Sweden 5.2%
Spain 3.0%
Netherlands 2.7%
Other 24.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	96.0
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	2.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.9	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.7	1.8
Bayer AG (Germany, Pharmaceuticals)	1.6	1.8
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.4	0.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.0
Actavis PLC (Ireland, Pharmaceuticals)	1.3	0.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	0.8
Japan Tobacco, Inc. (Japan, Tobacco)	1.2	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.1
	15.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	21.1
Health Care	14.9	12.4
Consumer Discretionary	12.9	14.8
Information Technology	10.7	8.3
Consumer Staples	10.7	8.4
Industrials	10.4	14.6
Energy	5.6	3.5
Materials	4.7	5.4
Telecommunication Services	3.9	5.1
Utilities	0.2	0.2

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 4.3%
Ansell Ltd.	2,499,254	$ 43,839
Asaleo Care Ltd. (a)	23,409,115	41,813
Australia & New Zealand Banking Group Ltd.	6,493,040	192,133
G8 Education Ltd.	5,831,484	25,767
Greencross Ltd.	1,186,547	8,960
Ramsay Health Care Ltd.	1,215,729	56,201
Regis Healthcare Ltd. (a)	4,596,817	17,433
Spotless Group Holdings Ltd.	18,983,369	32,120
Woodside Petroleum Ltd.	1,705,042	60,564
TOTAL AUSTRALIA		478,830
Austria - 0.2%
Andritz AG	455,300	21,978
Bailiwick of Jersey - 1.9%
Glencore Xstrata PLC	9,661,966	49,445
MySale Group PLC (f)	8,571,600	26,053
Shire PLC	1,110,100	74,484
Wolseley PLC	1,030,400	54,675
TOTAL BAILIWICK OF JERSEY		204,657
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,183,927	131,291
Arseus NV	252,964	10,112
KBC Groupe SA (a)	1,328,201	71,155
TOTAL BELGIUM		212,558
Bermuda - 1.1%
BW Offshore Ltd.	8,689,300	10,654
Noble Group Ltd.	22,526,000	20,969
PAX Global Technology Ltd. (a)(f)	66,294,000	71,203
Travelport Worldwide Ltd. (e)	1,324,600	19,140
TOTAL BERMUDA		121,966
Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,346,700	45,705
Constellation Software, Inc.	266,500	75,075
First Quantum Minerals Ltd. (e)	1,164,300	17,562
Imperial Oil Ltd.	1,205,500	58,005
Potash Corp. of Saskatchewan, Inc.	813,500	27,767
PrairieSky Royalty Ltd. (e)	1,530,400	47,118
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Suncor Energy, Inc.	1,036,600	$ 36,808
TransForce, Inc. (e)	1,412,400	34,538
TOTAL CANADA		342,578
Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR	927,200	91,422
Baidu.com, Inc. sponsored ADR (a)	175,200	41,833
ENN Energy Holdings Ltd.	3,266,000	21,191
Greatview Aseptic Pack Co. Ltd.	26,392,000	17,374
Sands China Ltd.	3,748,400	23,379
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	841,400	31,721
TOTAL CAYMAN ISLANDS		226,920
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	485,600	1,526
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	1,645,837	22,186
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	479
Denmark - 2.0%
ISS Holdings A/S (a)	384,000	10,706
Novo Nordisk A/S Series B	2,298,245	103,887
Pandora A/S	514,000	43,270
Vestas Wind Systems A/S (a)	1,874,500	62,741
TOTAL DENMARK		220,604
Finland - 0.8%
Sampo Oyj (A Shares)	1,739,800	83,219
France - 5.1%
Atos Origin SA	531,441	36,689
AXA SA	1,839,400	42,436
BNP Paribas SA	1,039,745	65,330
Bureau Veritas SA	737,700	18,239
Havas SA	5,933,668	47,961
Numericable Group SA (e)	483,713	17,882
Numericable Group SA rights 11/12/14 (a)(e)	483,713	14,342
Rexel SA	1,107,782	18,609
Schneider Electric SA	798,800	62,944
SR Teleperformance SA	297,200	18,719
Total SA	3,562,400	212,687
TOTAL FRANCE		555,838
Common Stocks - continued
	Shares	Value (000s)
Germany - 5.7%
Aareal Bank AG	1,044,895	$ 44,743
Bayer AG	1,224,000	174,016
Continental AG	306,500	60,168
Drillisch AG	2,022,600	70,184
GEA Group AG	1,508,060	69,347
KION Group AG	1,429,749	51,995
LEG Immobilien AG	610,854	42,140
Siemens AG	727,119	82,014
Symrise AG	500,800	28,163
TOTAL GERMANY		622,770
Hong Kong - 2.2%
AIA Group Ltd.	22,053,600	123,068
Techtronic Industries Co. Ltd.	39,683,000	124,232
TOTAL HONG KONG		247,300
India - 3.2%
Bharti Infratel Ltd.	11,032,464	52,872
Container Corp. of India Ltd.	470,441	10,379
Housing Development Finance Corp. Ltd.	7,555,494	136,069
Info Edge India Ltd.	1,609,886	22,122
Lupin Ltd.	2,986,357	69,144
The Jammu & Kashmir Bank Ltd.	7,127,060	16,146
Titan Co. Ltd. (a)	2,240,879	14,720
Yes Bank Ltd.	3,138,775	35,543
TOTAL INDIA		356,995
Indonesia - 0.8%
PT Bank Central Asia Tbk	41,701,500	45,018
PT Bank Rakyat Indonesia Tbk	44,669,800	40,935
TOTAL INDONESIA		85,953
Ireland - 2.8%
Actavis PLC (a)	586,200	142,294
Bank of Ireland (a)	63,590,200	25,142
Glanbia PLC	2,424,800	34,215
James Hardie Industries PLC CDI	3,230,390	34,457
Kerry Group PLC Class A	1,035,200	70,299
TOTAL IRELAND		306,407
Italy - 1.0%
De Longhi SpA	2,375,100	46,372
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Telecom Italia SpA (a)(e)	42,790,100	$ 48,493
World Duty Free SpA (a)	2,253,904	19,079
TOTAL ITALY		113,944
Japan - 17.1%
ABC-MART, Inc.	398,400	22,972
ACOM Co. Ltd. (a)	7,381,200	24,603
Aozora Bank Ltd.	11,251,000	39,546
Astellas Pharma, Inc.	10,267,800	159,361
Coca-Cola Central Japan Co. Ltd.	1,597,500	28,744
Dentsu, Inc.	899,500	33,443
Don Quijote Holdings Co. Ltd.	898,200	53,816
Hitachi Ltd.	6,659,000	52,323
Hoya Corp.	2,822,900	99,894
Japan Exchange Group, Inc.	2,358,200	58,498
Japan Tobacco, Inc.	3,948,700	134,726
KDDI Corp.	1,626,800	106,831
Keyence Corp.	304,060	147,342
NEC Corp.	26,163,000	92,522
Nippon Kanzai Co. Ltd.	8,000	209
Olympus Corp. (a)	1,501,000	53,894
OMRON Corp.	2,083,000	98,598
ORIX Corp.	5,463,900	75,840
Park24 Co. Ltd.	1,342,800	20,319
Rakuten, Inc.	5,927,100	66,837
Santen Pharmaceutical Co. Ltd.	583,800	34,845
Seven & i Holdings Co., Ltd.	2,748,600	107,350
Seven Bank Ltd.	17,781,300	74,262
Ship Healthcare Holdings, Inc.	1,076,700	25,201
SoftBank Corp.	1,575,100	114,666
Sundrug Co. Ltd.	825,500	39,878
Toshiba Plant Systems & Services Corp.	1,771,500	29,652
Tsuruha Holdings, Inc.	1,212,600	71,593
VT Holdings Co. Ltd.	3,967,000	15,667
TOTAL JAPAN		1,883,432
Korea (South) - 0.7%
Naturalendo Tech Co. Ltd.	167,866	8,765
NAVER Corp.	65,859	46,217
Samsung SDI Co. Ltd.	200,556	23,519
TOTAL KOREA (SOUTH)		78,501
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - 0.6%
Altice SA	759,700	$ 47,306
Grand City Properties SA (a)	1,543,962	19,783
TOTAL LUXEMBOURG		67,089
Marshall Islands - 0.1%
Hoegh LNG Partners LP	591,451	12,426
Netherlands - 2.5%
AEGON NV	5,028,800	40,987
AerCap Holdings NV (a)	1,672,000	72,464
IMCD Group BV	1,902,200	52,442
ING Groep NV (Certificaten Van Aandelen) (a)	3,830,600	54,856
LyondellBasell Industries NV Class A	8,700	797
Royal DSM NV	787,237	49,292
TOTAL NETHERLANDS		270,838
New Zealand - 0.7%
EBOS Group Ltd.	4,569,842	34,090
Ryman Healthcare Group Ltd.	7,311,565	43,258
TOTAL NEW ZEALAND		77,348
Philippines - 0.7%
Alliance Global Group, Inc.	77,786,166	43,752
SM Investments Corp.	1,681,790	29,306
TOTAL PHILIPPINES		73,058
Portugal - 0.2%
CTT Correios de Portugal SA	2,226,700	20,621
Singapore - 0.2%
Ezion Holdings Ltd.	15,127,200	17,814
South Africa - 0.4%
Naspers Ltd. Class N	369,200	45,947
Spain - 2.6%
Amadeus IT Holding SA Class A	2,349,200	86,256
Atresmedia Corporacion de Medios de Comunicacion SA	1,515,400	22,200
Banco Bilbao Vizcaya Argentaria SA	4,806,144	53,756
Criteria CaixaCorp SA	10,039,365	54,739
Inditex SA	2,408,395	67,650
TOTAL SPAIN		284,601
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,357,200	124,849
H&M Hennes & Mauritz AB (B Shares)	1,057,821	42,074
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
HEXPOL AB (B Shares)	341,200	$ 30,173
Intrum Justitia AB	1,211,317	35,991
Nordea Bank AB	9,576,600	122,818
Svenska Cellulosa AB (SCA) (B Shares)	1,118,800	25,015
Svenska Handelsbanken AB (A Shares)	1,425,600	67,977
TOTAL SWEDEN		448,897
Switzerland - 6.0%
Clariant AG (Reg.)	2,358,150	41,053
Compagnie Financiere Richemont SA Series A	530,511	44,634
Lonza Group AG	521,951	57,449
Partners Group Holding AG	230,056	61,151
Roche Holding AG (participation certificate)	926,232	273,335
Schindler Holding AG (participation certificate)	194,920	27,228
Sonova Holding AG Class B	339,424	52,846
UBS AG	6,126,361	106,526
TOTAL SWITZERLAND		664,222
Taiwan - 0.3%
ECLAT Textile Co. Ltd.	94,607	901
Merida Industry Co. Ltd.	4,995,900	34,456
TOTAL TAIWAN		35,357
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	1,125,049	13,211
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	7,174,619	6,270
United Kingdom - 14.9%
Aberdeen Asset Management PLC	5,975,132	41,484
Advanced Computer Software Group PLC	5,750,200	9,934
Al Noor Hospitals Group PLC	2,487,400	40,547
Anglo American PLC (United Kingdom)	1,316,500	27,796
Associated British Foods PLC	791,000	34,848
B&M European Value Retail S.A.	6,402,976	25,479
BG Group PLC	6,766,700	112,774
BHP Billiton PLC	4,625,988	119,520
British American Tobacco PLC (United Kingdom)	2,261,200	128,159
BTG PLC (a)	1,152,900	13,924
Bunzl PLC	1,143,100	30,995
Diageo PLC	3,650,857	107,672
Exova Group Ltd. PLC (a)	4,302,877	11,684
Galiform PLC	5,687,600	31,144
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Hikma Pharmaceuticals PLC	3,032,490	$ 91,928
ITV PLC	14,738,700	47,862
Jazztel PLC (a)	2,320,066	37,040
Liberty Global PLC:
Class A (a)	677,800	30,820
Class C	677,800	30,142
Lloyds Banking Group PLC (a)	54,946,900	67,853
London Stock Exchange Group PLC	3,415,236	110,087
Melrose PLC	11,027,800	45,179
Next PLC	774,844	79,887
Persimmon PLC	1,505,600	35,236
Poundland Group PLC (a)	3,906,035	19,683
Reckitt Benckiser Group PLC	788,600	66,230
Rex Bionics PLC (a)(f)	1,328,936	3,518
Rotork PLC	717,800	29,338
SABMiller PLC	1,107,300	62,440
St. James's Place Capital PLC	5,676,000	67,645
Taylor Wimpey PLC	12,002,700	22,734
The Restaurant Group PLC	1,992,100	21,558
Ultra Electronics Holdings PLC	614,667	17,158
Vodafone Group PLC	2,127,096	7,074
Zoopla Property Group PLC	2,595,500	8,603
TOTAL UNITED KINGDOM		1,637,975
United States of America - 3.9%
Chevron Corp.	560,500	67,232
Constellation Brands, Inc. Class A (sub. vtg.) (a)	505,400	46,264
Google, Inc.:
Class A (a)	90,700	51,506
Class C (a)	90,700	50,709
Las Vegas Sands Corp.	177,700	11,064
McGraw Hill Financial, Inc.	1,415,500	128,074
Visa, Inc. Class A	301,900	72,888
TOTAL UNITED STATES OF AMERICA		427,737
TOTAL COMMON STOCKS (Cost $8,985,470)		10,292,052
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG	514,100	109,554
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC	227,278,350	$ 364
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $113,684)		109,918
Government Obligations - 0.1%
		Principal Amount (000s) (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 11/13/14 to 1/29/15 (i) (Cost $11,590)		$ 11,590	11,590
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $14,037)	EUR	9,140	12,947
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	567,797,475	567,797
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	52,624,430	52,624
TOTAL MONEY MARKET FUNDS (Cost $620,421)		620,421
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,745,202)		11,046,928
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(48,377)
NET ASSETS - 100%		$ 10,998,551
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
3,792 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 323,647	$ 24,598

The face value of futures purchased as a percentage of net assets is 2.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,947,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 600
Fidelity Securities Lending Cash Central Fund	5,278
Total	$ 5,878
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MySale Group PLC	$ -	$ 32,521	$ -	$ -	$ 26,053
PAX Global Technology Ltd.	-	39,641	3,956	-	71,203
Rex Bionics PLC	-	4,037	-	-	3,518
Total	$ -	$ 76,199	$ 3,956	$ -	$ 100,774
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,445,431	$ 1,029,241	$ 416,190	$ -
Consumer Staples	1,177,768	385,016	792,752	-
Energy	636,082	232,243	403,839	-
Financials	2,262,497	1,051,716	1,210,781	-
Health Care	1,634,986	714,402	920,584	-
Industrials	1,109,082	840,362	268,720	-
Information Technology	1,181,932	597,928	584,004	-
Materials	495,841	296,694	199,147	-
Telecommunication Services	437,160	107,224	329,936	-
Utilities	21,191	-	21,191	-
Government Obligations	11,590	-	11,590	-
Preferred Securities	12,947	-	12,947	-
Money Market Funds	620,421	620,421	-	-
Total Investments in Securities:	$ 11,046,928	$ 5,875,247	$ 5,171,681	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 24,598	$ 24,598	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,082,136
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 24,598	$ -
Total Value of Derivatives	$ 24,598	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $50,476) - See accompanying schedule: Unaffiliated issuers (cost $9,050,379)	$ 10,325,733
Fidelity Central Funds (cost $620,421)	620,421
Other affiliated issuers (cost $74,402)	100,774
Total Investments (cost $9,745,202)		$ 11,046,928
Receivable for investments sold		41,866
Receivable for fund shares sold		6,258
Dividends receivable		19,075
Distributions receivable from Fidelity Central Funds		78
Receivable for daily variation margin for derivative instruments		23,890
Prepaid expenses		36
Other receivables		3,818
Total assets		11,141,949

Liabilities
Payable for investments purchased	$ 408
Payable for fund shares redeemed	73,445
Accrued management fee	6,840
Distribution and service plan fees payable	112
Other affiliated payables	1,580
Other payables and accrued expenses	8,389
Collateral on securities loaned, at value	52,624
Total liabilities		143,398

Net Assets		$ 10,998,551
Net Assets consist of:
Paid in capital		$ 9,891,341
Undistributed net investment income		68,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,781
Net Assets		$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($296,718.26 ÷ 7,667.518 shares)	$ 38.70

Maximum offering price per share (100/94.25 of $38.70)	$ 41.06
Class T: Net Asset Value and redemption price per share ($48,545.20 ÷ 1,263.274 shares)	$ 38.43

Maximum offering price per share (100/96.50 of $38.43)	$ 39.82
Class B: Net Asset Value and offering price per share ($4,616.85 ÷ 120.484 shares)A	$ 38.32

Class C: Net Asset Value and offering price per share ($35,346.11 ÷ 924.200 shares)A	$ 38.25

International Discovery: Net Asset Value, offering price and redemption price per share ($7,464,021.58 ÷ 191,244.937 shares)	$ 39.03

Class K: Net Asset Value, offering price and redemption price per share ($2,464,322.23 ÷ 63,228.753 shares)	$ 38.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($649,855.06 ÷ 16,682.058 shares)	$ 38.96

Class Z: Net Asset Value, offering price and redemption price per share ($35,125.45 ÷ 901.567 shares)	$ 38.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 259,008
Special dividends		63,816
Interest		64
Income from Fidelity Central Funds		5,878
Income before foreign taxes withheld		328,766
Less foreign taxes withheld		(23,208)
Total income		305,558

Expenses
Management fee Basic fee	$ 80,931
Performance adjustment	2,685
Transfer agent fees	17,771
Distribution and service plan fees	1,508
Accounting and security lending fees	1,856
Custodian fees and expenses	1,542
Independent trustees' compensation	48
Registration fees	223
Audit	116
Legal	40
Miscellaneous	85
Total expenses before reductions	106,805
Expense reductions	(345)	106,460
Net investment income (loss)		199,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,761
Other affiliated issuers	2,158
Foreign currency transactions	(1,181)
Futures contracts	16,266
Total net realized gain (loss)		758,004
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,503)	(978,230)
Assets and liabilities in foreign currencies	(886)
Futures contracts	20,360
Total change in net unrealized appreciation (depreciation)		(958,756)
Net gain (loss)		(200,752)
Net increase (decrease) in net assets resulting from operations		$ (1,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,098	$ 129,203
Net realized gain (loss)	758,004	725,376
Change in net unrealized appreciation (depreciation)	(958,756)	1,463,372
Net increase (decrease) in net assets resulting from operations	(1,654)	2,317,951
Distributions to shareholders from net investment income	(136,326)	(146,031)
Distributions to shareholders from net realized gain	(88,586)	(8,413)
Total distributions	(224,912)	(154,444)
Share transactions - net increase (decrease)	(69,908)	714,712
Redemption fees	139	128
Total increase (decrease) in net assets	(296,335)	2,878,347

Net Assets
Beginning of period	11,294,886	8,416,539
End of period (including undistributed net investment income of $68,609 and undistributed net investment income of $131,430, respectively)	$ 10,998,551	$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Income from Investment Operations
Net investment income (loss) C	.53 F	.34	.41	.42	.31
Net realized and unrealized gain (loss)	(.67)	7.97	2.11	(2.52)	3.51
Total from investment operations	(.14)	8.31	2.52	(2.10)	3.82
Distributions from net investment income	(.33)	(.45)	(.29)	(.38)	(.28)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.65) I	(.48)	(.29)	(.54)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Total ReturnA, B	(.36)%	26.59%	8.70%	(6.71)%	13.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.35%	1.34%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.35%	1.34%	1.29%	1.33%
Expenses net of all reductions	1.28%	1.33%	1.31%	1.25%	1.28%
Net investment income (loss)	1.35% F	.97%	1.41%	1.31%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 347	$ 299	$ 320	$ 392
Portfolio turnover rate E	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Income from Investment Operations
Net investment income (loss) C	.44 F	.26	.34	.34	.23
Net realized and unrealized gain (loss)	(.68)	7.92	2.09	(2.51)	3.48
Total from investment operations	(.24)	8.18	2.43	(2.17)	3.71
Distributions from net investment income	(.25)	(.34)	(.19)	(.30)	(.21)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.56)	(.37)	(.19)	(.46)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Total ReturnA, B	(.60)%	26.31%	8.41%	(6.96)%	13.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.51%	1.59%	1.59%	1.56%	1.60%
Expenses net of fee waivers, if any	1.51%	1.59%	1.59%	1.55%	1.60%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.56%
Net investment income (loss)	1.11% F	.73%	1.16%	1.05%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 53	$ 46	$ 61	$ 92
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Income from Investment Operations
Net investment income (loss) C	.22 F	.08	.19	.17	.08
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.48)	3.44
Total from investment operations	(.44)	7.98	2.28	(2.31)	3.52
Distributions from net investment income	(.01)	(.15)	(.02)	(.12)	(.06)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.32)	(.18)	(.02)	(.27) I	(.10)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Total ReturnA, B	(1.12)%	25.64%	7.85%	(7.39)%	12.52%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of fee waivers, if any	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of all reductions	2.05%	2.08%	2.06%	2.02%	2.08%
Net investment income (loss)	.57% F	.22%	.66%	.54%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 5	$ 7	$ 8	$ 10	$ 14
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Income from Investment Operations
Net investment income (loss) C	.23 F	.08	.19	.18	.09
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.49)	3.45
Total from investment operations	(.43)	7.98	2.28	(2.31)	3.54
Distributions from net investment income	(.08)	(.20)	(.04)	(.14)	(.05)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.39)	(.23)	(.04)	(.29) I	(.09)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Total ReturnA, B	(1.10)%	25.65%	7.86%	(7.37)%	12.54%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.10%	2.09%	2.05%	2.09%
Expenses net of fee waivers, if any	2.03%	2.09%	2.09%	2.04%	2.09%
Expenses net of all reductions	2.02%	2.07%	2.06%	2.00%	2.05%
Net investment income (loss)	.60% F	.23%	.66%	.56%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 36	$ 30	$ 33	$ 44
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.51	.53	.40
Net realized and unrealized gain (loss)	(.68)	8.02	2.12	(2.54)	3.54
Total from investment operations	(.01)	8.49	2.63	(2.01)	3.94
Distributions from net investment income	(.47)	(.55)	(.41)	(.48)	(.35)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.78)	(.58)	(.41)	(.64)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Total ReturnA	(.01)%	27.03%	9.03%	(6.39)%	13.76%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.01%	.97%	1.05%
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	.96%	1.05%
Expenses net of all reductions	.93%	.98%	.98%	.92%	1.00%
Net investment income (loss)	1.69% E	1.32%	1.73%	1.64%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 7,464	$ 7,800	$ 5,965	$ 6,806	$ 8,133
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Income from Investment Operations
Net investment income (loss) B	.72 E	.52	.57	.58	.46
Net realized and unrealized gain (loss)	(.67)	8.01	2.11	(2.54)	3.53
Total from investment operations	.05	8.53	2.68	(1.96)	3.99
Distributions from net investment income	(.53)	(.61)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.84)	(.64)	(.47)	(.70) H	(.45)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Total ReturnA	.13%	27.23%	9.24%	(6.24)%	13.96%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.85%	.83%	.80%	.84%
Expenses net of fee waivers, if any	.80%	.85%	.83%	.79%	.84%
Expenses net of all reductions	.79%	.83%	.80%	.75%	.79%
Net investment income (loss)	1.83% E	1.47%	1.91%	1.81%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,464	$ 2,576	$ 1,776	$ 1,245	$ 1,078
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.52	.54	.41
Net realized and unrealized gain (loss)	(.68)	8.01	2.11	(2.55)	3.55
Total from investment operations	(.01)	8.48	2.63	(2.01)	3.96
Distributions from net investment income	(.48)	(.56)	(.41)	(.50)	(.38)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.79)	(.59)	(.41)	(.65) H	(.42)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Total ReturnA	(.01)%	27.03%	9.07%	(6.39)%	13.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.00%	.95%	.99%
Expenses net of fee waivers, if any	.93%	1.00%	1.00%	.94%	.99%
Expenses net of all reductions	.93%	.97%	.97%	.90%	.95%
Net investment income (loss)	1.69% E	1.33%	1.75%	1.66%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$ 650	$ 476	$ 294	$ 278	$ 319
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.72 G	.07
Net realized and unrealized gain (loss)	(.68)	2.48
Total from investment operations	.04	2.55
Distributions from net investment income	(.54)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.85)	-
Redemption fees added to paid in capital D, J	-	-
Net asset value, end of period	$ 38.96	$ 39.77
Total ReturnB, C	.12%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.80%	.85%A
Expenses net of fee waivers, if any	.80%	.85%A
Expenses net of all reductions	.79%	.83%A
Net investment income (loss)	1.83% G	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,125	$ 107
Portfolio turnover rateF	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,714,728
Gross unrealized depreciation	(439,338)
Net unrealized appreciation (depreciation) on securities	$ 1,275,390

Tax Cost	$ 9,771,538

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,892
Capital loss carryforward	$ (227,245)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,273,334

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (227,245)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 224,912	$ 154,444

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,266 and a change in net unrealized appreciation (depreciation) of $20,360 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,348,453 and $6,576,338, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 813	$ 6
Class T	.25%	.25%	255	1
Class B	.75%	.25%	58	44
Class C	.75%	.25%	382	44
			$ 1,508	$ 95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 59
Class T	7
Class B*	3
Class C*	5
$ 74

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 904.28
Class T	134.26
Class B	18.30
Class C	105.28
International Discovery	14,295.18
Class K	1,219.05
Institutional Class	1,088.18
Class Z	8.05
	$ 17,771

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit - continued

of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,278, including $7 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 2,857	$ 4,138
Class T	344	492
Class B	2	34
Class C	79	186
International Discovery	93,065	101,466
Class K	33,983	34,651
Institutional Class	5,936	5,064
Class Z	60	-
Total	$ 136,326	$ 146,031
From net realized gain	2014	2013
Class A	$ 2,660	$ 297
Class T	423	46
Class B	52	7
Class C	295	30
International Discovery	61,190	5,914
Class K	20,093	1,827
Institutional Class	3,838	292
Class Z	35	-
Total	$ 88,586	$ 8,413

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	1,382	1,772	$ 54,489	$ 62,186
Reinvestment of distributions	137	132	5,280	4,249
Shares redeemed	(2,632)	(2,553)	(104,067)	(88,988)
Net increase (decrease)	(1,113)	(649)	$ (44,298)	$ (22,553)
Class T
Shares sold	200	227	$ 7,804	$ 7,911
Reinvestment of distributions	19	16	736	512
Shares redeemed	(311)	(347)	(12,118)	(11,997)
Net increase (decrease)	(92)	(104)	$ (3,578)	$ (3,574)
Class B
Shares sold	6	4	$ 233	$ 137
Reinvestment of distributions	1	1	51	39
Shares redeemed	(58)	(75)	(2,266)	(2,570)
Net increase (decrease)	(51)	(70)	$ (1,982)	$ (2,394)
Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class C
Shares sold	232	184	$ 9,059	$ 6,532
Reinvestment of distributions	9	6	337	193
Shares redeemed	(250)	(207)	(9,726)	(7,250)
Net increase (decrease)	(9)	(17)	$ (330)	$ (525)
International Discovery
Shares sold	28,809	37,338	$ 1,144,588	$ 1,332,523
Reinvestment of distributions	3,813	3,176	148,138	102,608
Shares redeemed	(37,231)	(31,569)	(1,476,965)	(1,103,313)
Net increase (decrease)	(4,609)	8,945	$ (184,239)	$ 331,818
Class K
Shares sold	15,775	19,989	$ 628,261	$ 699,723
Reinvestment of distributions	1,396	1,132	54,076	36,478
Shares redeemed	(18,729)	(12,053)	(741,205)	(423,712)
Net increase (decrease)	(1,558)	9,068	$ (58,868)	$ 312,489
Institutional Class
Shares sold	10,468	4,893	$ 410,346	$ 175,669
Reinvestment of distributions	91	68	3,529	2,182
Shares redeemed	(5,852)	(2,219)	(225,868)	(78,500)
Net increase (decrease)	4,707	2,742	$ 188,007	$ 99,351
Class Z
Shares sold	993	3	$ 39,070	$ 100
Reinvestment of distributions	2	-	95	-
Shares redeemed	(96)	-	(3,785)	-
Net increase (decrease)	899	3	$ 35,380	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of ArtisNaples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present), and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 1% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 81%; Class T designates 92%; Class B designates 100%; and Class C designates 100% of dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.3449	$0.0365
Class T	12/09/13	$0.3040	$0.0365
Class B	12/09/13	$0.1825	$0.0365
Class C	12/09/13	$0.2179	$0.0365

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, Class Z, the retail class, and Class K ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AID-UANN-1214
1.806656.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	-0.01%	8.10%	7.09%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Institutional Class shares returned -0.01%, versus -0.48% for its benchmark, the MSCI EAFE Index. Security selection helped relative performance, particularly in health care, information technology and financials. The fund also benefited from out-of-index investments in the U.S. and emerging markets. Top individual contributors included U.K.-listed Hikma Pharmaceuticals, a Jordan-based company that specializes in injectable drugs. Its stock received a boost from U.S. market-share gains. Shares of pharmaceuticals company Actavis benefited from successful recent acquisitions and the tax advantage of its Ireland domicile. By contrast, security selection in industrials and consumer discretionary and in Europe ex U.K. detracted versus the index. In terms of individual disappointments, not owning Switzerland-based pharmaceuticals giant and index component Novartis hurt relative performance, as the company's strong patent portfolio and product pipeline drove sales growth and stock gains. An overweighting in ORIX, a high-quality diversified financials conglomerate in Japan, also detracted from results, as the weak local economy pressured near-term earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 981.00	$ 6.34
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.50%
Actual		$ 1,000.00	$ 979.90	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.04%
Actual		$ 1,000.00	$ 977.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.02%
Actual		$ 1,000.00	$ 977.30	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
International Discovery	.92%
Actual		$ 1,000.00	$ 982.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class K	.79%
Actual		$ 1,000.00	$ 983.10	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.93%
Actual		$ 1,000.00	$ 982.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class Z	.81%
Actual		$ 1,000.00	$ 983.30	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 17.1%
United Kingdom 14.9%
United States of America* 9.2%
Germany 6.7%
Switzerland 6.0%
France 5.1%
Australia 4.3%
Sweden 4.1%
India 3.2%
Other 29.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 16.3%
United Kingdom 14.4%
Germany 10.3%
United States of America* 9.5%
France 8.9%
Switzerland 5.5%
Sweden 5.2%
Spain 3.0%
Netherlands 2.7%
Other 24.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	96.0
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	2.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.9	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.7	1.8
Bayer AG (Germany, Pharmaceuticals)	1.6	1.8
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.4	0.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.0
Actavis PLC (Ireland, Pharmaceuticals)	1.3	0.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	0.8
Japan Tobacco, Inc. (Japan, Tobacco)	1.2	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.1
	15.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	21.1
Health Care	14.9	12.4
Consumer Discretionary	12.9	14.8
Information Technology	10.7	8.3
Consumer Staples	10.7	8.4
Industrials	10.4	14.6
Energy	5.6	3.5
Materials	4.7	5.4
Telecommunication Services	3.9	5.1
Utilities	0.2	0.2

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 4.3%
Ansell Ltd.	2,499,254	$ 43,839
Asaleo Care Ltd. (a)	23,409,115	41,813
Australia & New Zealand Banking Group Ltd.	6,493,040	192,133
G8 Education Ltd.	5,831,484	25,767
Greencross Ltd.	1,186,547	8,960
Ramsay Health Care Ltd.	1,215,729	56,201
Regis Healthcare Ltd. (a)	4,596,817	17,433
Spotless Group Holdings Ltd.	18,983,369	32,120
Woodside Petroleum Ltd.	1,705,042	60,564
TOTAL AUSTRALIA		478,830
Austria - 0.2%
Andritz AG	455,300	21,978
Bailiwick of Jersey - 1.9%
Glencore Xstrata PLC	9,661,966	49,445
MySale Group PLC (f)	8,571,600	26,053
Shire PLC	1,110,100	74,484
Wolseley PLC	1,030,400	54,675
TOTAL BAILIWICK OF JERSEY		204,657
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,183,927	131,291
Arseus NV	252,964	10,112
KBC Groupe SA (a)	1,328,201	71,155
TOTAL BELGIUM		212,558
Bermuda - 1.1%
BW Offshore Ltd.	8,689,300	10,654
Noble Group Ltd.	22,526,000	20,969
PAX Global Technology Ltd. (a)(f)	66,294,000	71,203
Travelport Worldwide Ltd. (e)	1,324,600	19,140
TOTAL BERMUDA		121,966
Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,346,700	45,705
Constellation Software, Inc.	266,500	75,075
First Quantum Minerals Ltd. (e)	1,164,300	17,562
Imperial Oil Ltd.	1,205,500	58,005
Potash Corp. of Saskatchewan, Inc.	813,500	27,767
PrairieSky Royalty Ltd. (e)	1,530,400	47,118
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Suncor Energy, Inc.	1,036,600	$ 36,808
TransForce, Inc. (e)	1,412,400	34,538
TOTAL CANADA		342,578
Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR	927,200	91,422
Baidu.com, Inc. sponsored ADR (a)	175,200	41,833
ENN Energy Holdings Ltd.	3,266,000	21,191
Greatview Aseptic Pack Co. Ltd.	26,392,000	17,374
Sands China Ltd.	3,748,400	23,379
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	841,400	31,721
TOTAL CAYMAN ISLANDS		226,920
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	485,600	1,526
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	1,645,837	22,186
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	479
Denmark - 2.0%
ISS Holdings A/S (a)	384,000	10,706
Novo Nordisk A/S Series B	2,298,245	103,887
Pandora A/S	514,000	43,270
Vestas Wind Systems A/S (a)	1,874,500	62,741
TOTAL DENMARK		220,604
Finland - 0.8%
Sampo Oyj (A Shares)	1,739,800	83,219
France - 5.1%
Atos Origin SA	531,441	36,689
AXA SA	1,839,400	42,436
BNP Paribas SA	1,039,745	65,330
Bureau Veritas SA	737,700	18,239
Havas SA	5,933,668	47,961
Numericable Group SA (e)	483,713	17,882
Numericable Group SA rights 11/12/14 (a)(e)	483,713	14,342
Rexel SA	1,107,782	18,609
Schneider Electric SA	798,800	62,944
SR Teleperformance SA	297,200	18,719
Total SA	3,562,400	212,687
TOTAL FRANCE		555,838
Common Stocks - continued
	Shares	Value (000s)
Germany - 5.7%
Aareal Bank AG	1,044,895	$ 44,743
Bayer AG	1,224,000	174,016
Continental AG	306,500	60,168
Drillisch AG	2,022,600	70,184
GEA Group AG	1,508,060	69,347
KION Group AG	1,429,749	51,995
LEG Immobilien AG	610,854	42,140
Siemens AG	727,119	82,014
Symrise AG	500,800	28,163
TOTAL GERMANY		622,770
Hong Kong - 2.2%
AIA Group Ltd.	22,053,600	123,068
Techtronic Industries Co. Ltd.	39,683,000	124,232
TOTAL HONG KONG		247,300
India - 3.2%
Bharti Infratel Ltd.	11,032,464	52,872
Container Corp. of India Ltd.	470,441	10,379
Housing Development Finance Corp. Ltd.	7,555,494	136,069
Info Edge India Ltd.	1,609,886	22,122
Lupin Ltd.	2,986,357	69,144
The Jammu & Kashmir Bank Ltd.	7,127,060	16,146
Titan Co. Ltd. (a)	2,240,879	14,720
Yes Bank Ltd.	3,138,775	35,543
TOTAL INDIA		356,995
Indonesia - 0.8%
PT Bank Central Asia Tbk	41,701,500	45,018
PT Bank Rakyat Indonesia Tbk	44,669,800	40,935
TOTAL INDONESIA		85,953
Ireland - 2.8%
Actavis PLC (a)	586,200	142,294
Bank of Ireland (a)	63,590,200	25,142
Glanbia PLC	2,424,800	34,215
James Hardie Industries PLC CDI	3,230,390	34,457
Kerry Group PLC Class A	1,035,200	70,299
TOTAL IRELAND		306,407
Italy - 1.0%
De Longhi SpA	2,375,100	46,372
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Telecom Italia SpA (a)(e)	42,790,100	$ 48,493
World Duty Free SpA (a)	2,253,904	19,079
TOTAL ITALY		113,944
Japan - 17.1%
ABC-MART, Inc.	398,400	22,972
ACOM Co. Ltd. (a)	7,381,200	24,603
Aozora Bank Ltd.	11,251,000	39,546
Astellas Pharma, Inc.	10,267,800	159,361
Coca-Cola Central Japan Co. Ltd.	1,597,500	28,744
Dentsu, Inc.	899,500	33,443
Don Quijote Holdings Co. Ltd.	898,200	53,816
Hitachi Ltd.	6,659,000	52,323
Hoya Corp.	2,822,900	99,894
Japan Exchange Group, Inc.	2,358,200	58,498
Japan Tobacco, Inc.	3,948,700	134,726
KDDI Corp.	1,626,800	106,831
Keyence Corp.	304,060	147,342
NEC Corp.	26,163,000	92,522
Nippon Kanzai Co. Ltd.	8,000	209
Olympus Corp. (a)	1,501,000	53,894
OMRON Corp.	2,083,000	98,598
ORIX Corp.	5,463,900	75,840
Park24 Co. Ltd.	1,342,800	20,319
Rakuten, Inc.	5,927,100	66,837
Santen Pharmaceutical Co. Ltd.	583,800	34,845
Seven & i Holdings Co., Ltd.	2,748,600	107,350
Seven Bank Ltd.	17,781,300	74,262
Ship Healthcare Holdings, Inc.	1,076,700	25,201
SoftBank Corp.	1,575,100	114,666
Sundrug Co. Ltd.	825,500	39,878
Toshiba Plant Systems & Services Corp.	1,771,500	29,652
Tsuruha Holdings, Inc.	1,212,600	71,593
VT Holdings Co. Ltd.	3,967,000	15,667
TOTAL JAPAN		1,883,432
Korea (South) - 0.7%
Naturalendo Tech Co. Ltd.	167,866	8,765
NAVER Corp.	65,859	46,217
Samsung SDI Co. Ltd.	200,556	23,519
TOTAL KOREA (SOUTH)		78,501
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - 0.6%
Altice SA	759,700	$ 47,306
Grand City Properties SA (a)	1,543,962	19,783
TOTAL LUXEMBOURG		67,089
Marshall Islands - 0.1%
Hoegh LNG Partners LP	591,451	12,426
Netherlands - 2.5%
AEGON NV	5,028,800	40,987
AerCap Holdings NV (a)	1,672,000	72,464
IMCD Group BV	1,902,200	52,442
ING Groep NV (Certificaten Van Aandelen) (a)	3,830,600	54,856
LyondellBasell Industries NV Class A	8,700	797
Royal DSM NV	787,237	49,292
TOTAL NETHERLANDS		270,838
New Zealand - 0.7%
EBOS Group Ltd.	4,569,842	34,090
Ryman Healthcare Group Ltd.	7,311,565	43,258
TOTAL NEW ZEALAND		77,348
Philippines - 0.7%
Alliance Global Group, Inc.	77,786,166	43,752
SM Investments Corp.	1,681,790	29,306
TOTAL PHILIPPINES		73,058
Portugal - 0.2%
CTT Correios de Portugal SA	2,226,700	20,621
Singapore - 0.2%
Ezion Holdings Ltd.	15,127,200	17,814
South Africa - 0.4%
Naspers Ltd. Class N	369,200	45,947
Spain - 2.6%
Amadeus IT Holding SA Class A	2,349,200	86,256
Atresmedia Corporacion de Medios de Comunicacion SA	1,515,400	22,200
Banco Bilbao Vizcaya Argentaria SA	4,806,144	53,756
Criteria CaixaCorp SA	10,039,365	54,739
Inditex SA	2,408,395	67,650
TOTAL SPAIN		284,601
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,357,200	124,849
H&M Hennes & Mauritz AB (B Shares)	1,057,821	42,074
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
HEXPOL AB (B Shares)	341,200	$ 30,173
Intrum Justitia AB	1,211,317	35,991
Nordea Bank AB	9,576,600	122,818
Svenska Cellulosa AB (SCA) (B Shares)	1,118,800	25,015
Svenska Handelsbanken AB (A Shares)	1,425,600	67,977
TOTAL SWEDEN		448,897
Switzerland - 6.0%
Clariant AG (Reg.)	2,358,150	41,053
Compagnie Financiere Richemont SA Series A	530,511	44,634
Lonza Group AG	521,951	57,449
Partners Group Holding AG	230,056	61,151
Roche Holding AG (participation certificate)	926,232	273,335
Schindler Holding AG (participation certificate)	194,920	27,228
Sonova Holding AG Class B	339,424	52,846
UBS AG	6,126,361	106,526
TOTAL SWITZERLAND		664,222
Taiwan - 0.3%
ECLAT Textile Co. Ltd.	94,607	901
Merida Industry Co. Ltd.	4,995,900	34,456
TOTAL TAIWAN		35,357
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	1,125,049	13,211
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	7,174,619	6,270
United Kingdom - 14.9%
Aberdeen Asset Management PLC	5,975,132	41,484
Advanced Computer Software Group PLC	5,750,200	9,934
Al Noor Hospitals Group PLC	2,487,400	40,547
Anglo American PLC (United Kingdom)	1,316,500	27,796
Associated British Foods PLC	791,000	34,848
B&M European Value Retail S.A.	6,402,976	25,479
BG Group PLC	6,766,700	112,774
BHP Billiton PLC	4,625,988	119,520
British American Tobacco PLC (United Kingdom)	2,261,200	128,159
BTG PLC (a)	1,152,900	13,924
Bunzl PLC	1,143,100	30,995
Diageo PLC	3,650,857	107,672
Exova Group Ltd. PLC (a)	4,302,877	11,684
Galiform PLC	5,687,600	31,144
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Hikma Pharmaceuticals PLC	3,032,490	$ 91,928
ITV PLC	14,738,700	47,862
Jazztel PLC (a)	2,320,066	37,040
Liberty Global PLC:
Class A (a)	677,800	30,820
Class C	677,800	30,142
Lloyds Banking Group PLC (a)	54,946,900	67,853
London Stock Exchange Group PLC	3,415,236	110,087
Melrose PLC	11,027,800	45,179
Next PLC	774,844	79,887
Persimmon PLC	1,505,600	35,236
Poundland Group PLC (a)	3,906,035	19,683
Reckitt Benckiser Group PLC	788,600	66,230
Rex Bionics PLC (a)(f)	1,328,936	3,518
Rotork PLC	717,800	29,338
SABMiller PLC	1,107,300	62,440
St. James's Place Capital PLC	5,676,000	67,645
Taylor Wimpey PLC	12,002,700	22,734
The Restaurant Group PLC	1,992,100	21,558
Ultra Electronics Holdings PLC	614,667	17,158
Vodafone Group PLC	2,127,096	7,074
Zoopla Property Group PLC	2,595,500	8,603
TOTAL UNITED KINGDOM		1,637,975
United States of America - 3.9%
Chevron Corp.	560,500	67,232
Constellation Brands, Inc. Class A (sub. vtg.) (a)	505,400	46,264
Google, Inc.:
Class A (a)	90,700	51,506
Class C (a)	90,700	50,709
Las Vegas Sands Corp.	177,700	11,064
McGraw Hill Financial, Inc.	1,415,500	128,074
Visa, Inc. Class A	301,900	72,888
TOTAL UNITED STATES OF AMERICA		427,737
TOTAL COMMON STOCKS (Cost $8,985,470)		10,292,052
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG	514,100	109,554
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC	227,278,350	$ 364
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $113,684)		109,918
Government Obligations - 0.1%
		Principal Amount (000s) (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 11/13/14 to 1/29/15 (i) (Cost $11,590)		$ 11,590	11,590
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $14,037)	EUR	9,140	12,947
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	567,797,475	567,797
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	52,624,430	52,624
TOTAL MONEY MARKET FUNDS (Cost $620,421)		620,421
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,745,202)		11,046,928
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(48,377)
NET ASSETS - 100%		$ 10,998,551
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
3,792 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 323,647	$ 24,598

The face value of futures purchased as a percentage of net assets is 2.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,947,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 600
Fidelity Securities Lending Cash Central Fund	5,278
Total	$ 5,878
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MySale Group PLC	$ -	$ 32,521	$ -	$ -	$ 26,053
PAX Global Technology Ltd.	-	39,641	3,956	-	71,203
Rex Bionics PLC	-	4,037	-	-	3,518
Total	$ -	$ 76,199	$ 3,956	$ -	$ 100,774
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,445,431	$ 1,029,241	$ 416,190	$ -
Consumer Staples	1,177,768	385,016	792,752	-
Energy	636,082	232,243	403,839	-
Financials	2,262,497	1,051,716	1,210,781	-
Health Care	1,634,986	714,402	920,584	-
Industrials	1,109,082	840,362	268,720	-
Information Technology	1,181,932	597,928	584,004	-
Materials	495,841	296,694	199,147	-
Telecommunication Services	437,160	107,224	329,936	-
Utilities	21,191	-	21,191	-
Government Obligations	11,590	-	11,590	-
Preferred Securities	12,947	-	12,947	-
Money Market Funds	620,421	620,421	-	-
Total Investments in Securities:	$ 11,046,928	$ 5,875,247	$ 5,171,681	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 24,598	$ 24,598	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,082,136
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 24,598	$ -
Total Value of Derivatives	$ 24,598	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $50,476) - See accompanying schedule: Unaffiliated issuers (cost $9,050,379)	$ 10,325,733
Fidelity Central Funds (cost $620,421)	620,421
Other affiliated issuers (cost $74,402)	100,774
Total Investments (cost $9,745,202)		$ 11,046,928
Receivable for investments sold		41,866
Receivable for fund shares sold		6,258
Dividends receivable		19,075
Distributions receivable from Fidelity Central Funds		78
Receivable for daily variation margin for derivative instruments		23,890
Prepaid expenses		36
Other receivables		3,818
Total assets		11,141,949

Liabilities
Payable for investments purchased	$ 408
Payable for fund shares redeemed	73,445
Accrued management fee	6,840
Distribution and service plan fees payable	112
Other affiliated payables	1,580
Other payables and accrued expenses	8,389
Collateral on securities loaned, at value	52,624
Total liabilities		143,398

Net Assets		$ 10,998,551
Net Assets consist of:
Paid in capital		$ 9,891,341
Undistributed net investment income		68,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,781
Net Assets		$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($296,718.26 ÷ 7,667.518 shares)	$ 38.70

Maximum offering price per share (100/94.25 of $38.70)	$ 41.06
Class T: Net Asset Value and redemption price per share ($48,545.20 ÷ 1,263.274 shares)	$ 38.43

Maximum offering price per share (100/96.50 of $38.43)	$ 39.82
Class B: Net Asset Value and offering price per share ($4,616.85 ÷ 120.484 shares)A	$ 38.32

Class C: Net Asset Value and offering price per share ($35,346.11 ÷ 924.200 shares)A	$ 38.25

International Discovery: Net Asset Value, offering price and redemption price per share ($7,464,021.58 ÷ 191,244.937 shares)	$ 39.03

Class K: Net Asset Value, offering price and redemption price per share ($2,464,322.23 ÷ 63,228.753 shares)	$ 38.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($649,855.06 ÷ 16,682.058 shares)	$ 38.96

Class Z: Net Asset Value, offering price and redemption price per share ($35,125.45 ÷ 901.567 shares)	$ 38.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 259,008
Special dividends		63,816
Interest		64
Income from Fidelity Central Funds		5,878
Income before foreign taxes withheld		328,766
Less foreign taxes withheld		(23,208)
Total income		305,558

Expenses
Management fee Basic fee	$ 80,931
Performance adjustment	2,685
Transfer agent fees	17,771
Distribution and service plan fees	1,508
Accounting and security lending fees	1,856
Custodian fees and expenses	1,542
Independent trustees' compensation	48
Registration fees	223
Audit	116
Legal	40
Miscellaneous	85
Total expenses before reductions	106,805
Expense reductions	(345)	106,460
Net investment income (loss)		199,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,761
Other affiliated issuers	2,158
Foreign currency transactions	(1,181)
Futures contracts	16,266
Total net realized gain (loss)		758,004
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,503)	(978,230)
Assets and liabilities in foreign currencies	(886)
Futures contracts	20,360
Total change in net unrealized appreciation (depreciation)		(958,756)
Net gain (loss)		(200,752)
Net increase (decrease) in net assets resulting from operations		$ (1,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,098	$ 129,203
Net realized gain (loss)	758,004	725,376
Change in net unrealized appreciation (depreciation)	(958,756)	1,463,372
Net increase (decrease) in net assets resulting from operations	(1,654)	2,317,951
Distributions to shareholders from net investment income	(136,326)	(146,031)
Distributions to shareholders from net realized gain	(88,586)	(8,413)
Total distributions	(224,912)	(154,444)
Share transactions - net increase (decrease)	(69,908)	714,712
Redemption fees	139	128
Total increase (decrease) in net assets	(296,335)	2,878,347

Net Assets
Beginning of period	11,294,886	8,416,539
End of period (including undistributed net investment income of $68,609 and undistributed net investment income of $131,430, respectively)	$ 10,998,551	$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Income from Investment Operations
Net investment income (loss) C	.53 F	.34	.41	.42	.31
Net realized and unrealized gain (loss)	(.67)	7.97	2.11	(2.52)	3.51
Total from investment operations	(.14)	8.31	2.52	(2.10)	3.82
Distributions from net investment income	(.33)	(.45)	(.29)	(.38)	(.28)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.65) I	(.48)	(.29)	(.54)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Total ReturnA, B	(.36)%	26.59%	8.70%	(6.71)%	13.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.35%	1.34%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.35%	1.34%	1.29%	1.33%
Expenses net of all reductions	1.28%	1.33%	1.31%	1.25%	1.28%
Net investment income (loss)	1.35% F	.97%	1.41%	1.31%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 347	$ 299	$ 320	$ 392
Portfolio turnover rate E	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Income from Investment Operations
Net investment income (loss) C	.44 F	.26	.34	.34	.23
Net realized and unrealized gain (loss)	(.68)	7.92	2.09	(2.51)	3.48
Total from investment operations	(.24)	8.18	2.43	(2.17)	3.71
Distributions from net investment income	(.25)	(.34)	(.19)	(.30)	(.21)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.56)	(.37)	(.19)	(.46)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Total ReturnA, B	(.60)%	26.31%	8.41%	(6.96)%	13.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.51%	1.59%	1.59%	1.56%	1.60%
Expenses net of fee waivers, if any	1.51%	1.59%	1.59%	1.55%	1.60%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.56%
Net investment income (loss)	1.11% F	.73%	1.16%	1.05%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 53	$ 46	$ 61	$ 92
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Income from Investment Operations
Net investment income (loss) C	.22 F	.08	.19	.17	.08
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.48)	3.44
Total from investment operations	(.44)	7.98	2.28	(2.31)	3.52
Distributions from net investment income	(.01)	(.15)	(.02)	(.12)	(.06)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.32)	(.18)	(.02)	(.27) I	(.10)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Total ReturnA, B	(1.12)%	25.64%	7.85%	(7.39)%	12.52%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of fee waivers, if any	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of all reductions	2.05%	2.08%	2.06%	2.02%	2.08%
Net investment income (loss)	.57% F	.22%	.66%	.54%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 5	$ 7	$ 8	$ 10	$ 14
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Income from Investment Operations
Net investment income (loss) C	.23 F	.08	.19	.18	.09
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.49)	3.45
Total from investment operations	(.43)	7.98	2.28	(2.31)	3.54
Distributions from net investment income	(.08)	(.20)	(.04)	(.14)	(.05)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.39)	(.23)	(.04)	(.29) I	(.09)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Total ReturnA, B	(1.10)%	25.65%	7.86%	(7.37)%	12.54%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.10%	2.09%	2.05%	2.09%
Expenses net of fee waivers, if any	2.03%	2.09%	2.09%	2.04%	2.09%
Expenses net of all reductions	2.02%	2.07%	2.06%	2.00%	2.05%
Net investment income (loss)	.60% F	.23%	.66%	.56%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 36	$ 30	$ 33	$ 44
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.51	.53	.40
Net realized and unrealized gain (loss)	(.68)	8.02	2.12	(2.54)	3.54
Total from investment operations	(.01)	8.49	2.63	(2.01)	3.94
Distributions from net investment income	(.47)	(.55)	(.41)	(.48)	(.35)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.78)	(.58)	(.41)	(.64)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Total ReturnA	(.01)%	27.03%	9.03%	(6.39)%	13.76%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.01%	.97%	1.05%
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	.96%	1.05%
Expenses net of all reductions	.93%	.98%	.98%	.92%	1.00%
Net investment income (loss)	1.69% E	1.32%	1.73%	1.64%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 7,464	$ 7,800	$ 5,965	$ 6,806	$ 8,133
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Income from Investment Operations
Net investment income (loss) B	.72 E	.52	.57	.58	.46
Net realized and unrealized gain (loss)	(.67)	8.01	2.11	(2.54)	3.53
Total from investment operations	.05	8.53	2.68	(1.96)	3.99
Distributions from net investment income	(.53)	(.61)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.84)	(.64)	(.47)	(.70) H	(.45)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Total ReturnA	.13%	27.23%	9.24%	(6.24)%	13.96%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.85%	.83%	.80%	.84%
Expenses net of fee waivers, if any	.80%	.85%	.83%	.79%	.84%
Expenses net of all reductions	.79%	.83%	.80%	.75%	.79%
Net investment income (loss)	1.83% E	1.47%	1.91%	1.81%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,464	$ 2,576	$ 1,776	$ 1,245	$ 1,078
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.52	.54	.41
Net realized and unrealized gain (loss)	(.68)	8.01	2.11	(2.55)	3.55
Total from investment operations	(.01)	8.48	2.63	(2.01)	3.96
Distributions from net investment income	(.48)	(.56)	(.41)	(.50)	(.38)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.79)	(.59)	(.41)	(.65) H	(.42)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Total ReturnA	(.01)%	27.03%	9.07%	(6.39)%	13.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.00%	.95%	.99%
Expenses net of fee waivers, if any	.93%	1.00%	1.00%	.94%	.99%
Expenses net of all reductions	.93%	.97%	.97%	.90%	.95%
Net investment income (loss)	1.69% E	1.33%	1.75%	1.66%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$ 650	$ 476	$ 294	$ 278	$ 319
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.72 G	.07
Net realized and unrealized gain (loss)	(.68)	2.48
Total from investment operations	.04	2.55
Distributions from net investment income	(.54)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.85)	-
Redemption fees added to paid in capital D, J	-	-
Net asset value, end of period	$ 38.96	$ 39.77
Total ReturnB, C	.12%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.80%	.85%A
Expenses net of fee waivers, if any	.80%	.85%A
Expenses net of all reductions	.79%	.83%A
Net investment income (loss)	1.83% G	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,125	$ 107
Portfolio turnover rateF	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,714,728
Gross unrealized depreciation	(439,338)
Net unrealized appreciation (depreciation) on securities	$ 1,275,390

Tax Cost	$ 9,771,538

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,892
Capital loss carryforward	$ (227,245)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,273,334

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (227,245)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 224,912	$ 154,444

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the

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4. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,266 and a change in net unrealized appreciation (depreciation) of $20,360 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,348,453 and $6,576,338, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 813	$ 6
Class T	.25%	.25%	255	1
Class B	.75%	.25%	58	44
Class C	.75%	.25%	382	44
			$ 1,508	$ 95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 59
Class T	7
Class B*	3
Class C*	5
$ 74

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 904.28
Class T	134.26
Class B	18.30
Class C	105.28
International Discovery	14,295.18
Class K	1,219.05
Institutional Class	1,088.18
Class Z	8.05
	$ 17,771

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit - continued

of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,278, including $7 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 2,857	$ 4,138
Class T	344	492
Class B	2	34
Class C	79	186
International Discovery	93,065	101,466
Class K	33,983	34,651
Institutional Class	5,936	5,064
Class Z	60	-
Total	$ 136,326	$ 146,031
From net realized gain	2014	2013
Class A	$ 2,660	$ 297
Class T	423	46
Class B	52	7
Class C	295	30
International Discovery	61,190	5,914
Class K	20,093	1,827
Institutional Class	3,838	292
Class Z	35	-
Total	$ 88,586	$ 8,413

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	1,382	1,772	$ 54,489	$ 62,186
Reinvestment of distributions	137	132	5,280	4,249
Shares redeemed	(2,632)	(2,553)	(104,067)	(88,988)
Net increase (decrease)	(1,113)	(649)	$ (44,298)	$ (22,553)
Class T
Shares sold	200	227	$ 7,804	$ 7,911
Reinvestment of distributions	19	16	736	512
Shares redeemed	(311)	(347)	(12,118)	(11,997)
Net increase (decrease)	(92)	(104)	$ (3,578)	$ (3,574)
Class B
Shares sold	6	4	$ 233	$ 137
Reinvestment of distributions	1	1	51	39
Shares redeemed	(58)	(75)	(2,266)	(2,570)
Net increase (decrease)	(51)	(70)	$ (1,982)	$ (2,394)

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class C
Shares sold	232	184	$ 9,059	$ 6,532
Reinvestment of distributions	9	6	337	193
Shares redeemed	(250)	(207)	(9,726)	(7,250)
Net increase (decrease)	(9)	(17)	$ (330)	$ (525)
International Discovery
Shares sold	28,809	37,338	$ 1,144,588	$ 1,332,523
Reinvestment of distributions	3,813	3,176	148,138	102,608
Shares redeemed	(37,231)	(31,569)	(1,476,965)	(1,103,313)
Net increase (decrease)	(4,609)	8,945	$ (184,239)	$ 331,818
Class K
Shares sold	15,775	19,989	$ 628,261	$ 699,723
Reinvestment of distributions	1,396	1,132	54,076	36,478
Shares redeemed	(18,729)	(12,053)	(741,205)	(423,712)
Net increase (decrease)	(1,558)	9,068	$ (58,868)	$ 312,489
Institutional Class
Shares sold	10,468	4,893	$ 410,346	$ 175,669
Reinvestment of distributions	91	68	3,529	2,182
Shares redeemed	(5,852)	(2,219)	(225,868)	(78,500)
Net increase (decrease)	4,707	2,742	$ 188,007	$ 99,351
Class Z
Shares sold	993	3	$ 39,070	$ 100
Reinvestment of distributions	2	-	95	-
Shares redeemed	(96)	-	(3,785)	-
Net increase (decrease)	899	3	$ 35,380	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of ArtisNaples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present), and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class, designates 1% of the dividends distributed in during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders

Institutional Class designates 67% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.4193	$0.0365

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, Class Z, the retail class, and Class K ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDI-UANN-1214
1.806657.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Discovery

Fund - Class Z

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Discovery Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class Z A, B	0.12%	8.14%	7.10%

A The initial offering of Class Z shares took place on August 13, 2013. Returns between January 6, 2005 and August 13, 2013, are those of Institutional Class. Returns prior to January 6, 2005, are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class Z on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Z Class shares returned 0.12%, versus -0.48% for its benchmark, the MSCI EAFE Index. Security selection helped relative performance, particularly in health care, information technology and financials. The fund also benefited from out-of-index investments in the U.S. and emerging markets. Top individual contributors included U.K.-listed Hikma Pharmaceuticals, a Jordan-based company that specializes in injectable drugs. Its stock received a boost from U.S. market-share gains. Shares of pharmaceuticals company Actavis benefited from successful recent acquisitions and the tax advantage of its Ireland domicile. By contrast, security selection in industrials and consumer discretionary and in Europe ex U.K. detracted versus the index. In terms of individual disappointments, not owning Switzerland-based pharmaceuticals giant and index component Novartis hurt relative performance, as the company's strong patent portfolio and product pipeline drove sales growth and the stock. An overweighting in ORIX, a high-quality diversified financials conglomerate in Japan, also detracted from results, as the weak local economy pressured near-term earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 981.00	$ 6.34
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.50%
Actual		$ 1,000.00	$ 979.90	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.04%
Actual		$ 1,000.00	$ 977.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.02%
Actual		$ 1,000.00	$ 977.30	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
International Discovery	.92%
Actual		$ 1,000.00	$ 982.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class K	.79%
Actual		$ 1,000.00	$ 983.10	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.93%
Actual		$ 1,000.00	$ 982.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class Z	.81%
Actual		$ 1,000.00	$ 983.30	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 17.1%
United Kingdom 14.9%
United States of America* 9.2%
Germany 6.7%
Switzerland 6.0%
France 5.1%
Australia 4.3%
Sweden 4.1%
India 3.2%
Other 29.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 16.3%
United Kingdom 14.4%
Germany 10.3%
United States of America* 9.5%
France 8.9%
Switzerland 5.5%
Sweden 5.2%
Spain 3.0%
Netherlands 2.7%
Other 24.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	96.0
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	2.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.9	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.7	1.8
Bayer AG (Germany, Pharmaceuticals)	1.6	1.8
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.4	0.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.0
Actavis PLC (Ireland, Pharmaceuticals)	1.3	0.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	0.8
Japan Tobacco, Inc. (Japan, Tobacco)	1.2	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.1
	15.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	21.1
Health Care	14.9	12.4
Consumer Discretionary	12.9	14.8
Information Technology	10.7	8.3
Consumer Staples	10.7	8.4
Industrials	10.4	14.6
Energy	5.6	3.5
Materials	4.7	5.4
Telecommunication Services	3.9	5.1
Utilities	0.2	0.2

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 4.3%
Ansell Ltd.	2,499,254	$ 43,839
Asaleo Care Ltd. (a)	23,409,115	41,813
Australia & New Zealand Banking Group Ltd.	6,493,040	192,133
G8 Education Ltd.	5,831,484	25,767
Greencross Ltd.	1,186,547	8,960
Ramsay Health Care Ltd.	1,215,729	56,201
Regis Healthcare Ltd. (a)	4,596,817	17,433
Spotless Group Holdings Ltd.	18,983,369	32,120
Woodside Petroleum Ltd.	1,705,042	60,564
TOTAL AUSTRALIA		478,830
Austria - 0.2%
Andritz AG	455,300	21,978
Bailiwick of Jersey - 1.9%
Glencore Xstrata PLC	9,661,966	49,445
MySale Group PLC (f)	8,571,600	26,053
Shire PLC	1,110,100	74,484
Wolseley PLC	1,030,400	54,675
TOTAL BAILIWICK OF JERSEY		204,657
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,183,927	131,291
Arseus NV	252,964	10,112
KBC Groupe SA (a)	1,328,201	71,155
TOTAL BELGIUM		212,558
Bermuda - 1.1%
BW Offshore Ltd.	8,689,300	10,654
Noble Group Ltd.	22,526,000	20,969
PAX Global Technology Ltd. (a)(f)	66,294,000	71,203
Travelport Worldwide Ltd. (e)	1,324,600	19,140
TOTAL BERMUDA		121,966
Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,346,700	45,705
Constellation Software, Inc.	266,500	75,075
First Quantum Minerals Ltd. (e)	1,164,300	17,562
Imperial Oil Ltd.	1,205,500	58,005
Potash Corp. of Saskatchewan, Inc.	813,500	27,767
PrairieSky Royalty Ltd. (e)	1,530,400	47,118
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Suncor Energy, Inc.	1,036,600	$ 36,808
TransForce, Inc. (e)	1,412,400	34,538
TOTAL CANADA		342,578
Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR	927,200	91,422
Baidu.com, Inc. sponsored ADR (a)	175,200	41,833
ENN Energy Holdings Ltd.	3,266,000	21,191
Greatview Aseptic Pack Co. Ltd.	26,392,000	17,374
Sands China Ltd.	3,748,400	23,379
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	841,400	31,721
TOTAL CAYMAN ISLANDS		226,920
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	485,600	1,526
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	1,645,837	22,186
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	479
Denmark - 2.0%
ISS Holdings A/S (a)	384,000	10,706
Novo Nordisk A/S Series B	2,298,245	103,887
Pandora A/S	514,000	43,270
Vestas Wind Systems A/S (a)	1,874,500	62,741
TOTAL DENMARK		220,604
Finland - 0.8%
Sampo Oyj (A Shares)	1,739,800	83,219
France - 5.1%
Atos Origin SA	531,441	36,689
AXA SA	1,839,400	42,436
BNP Paribas SA	1,039,745	65,330
Bureau Veritas SA	737,700	18,239
Havas SA	5,933,668	47,961
Numericable Group SA (e)	483,713	17,882
Numericable Group SA rights 11/12/14 (a)(e)	483,713	14,342
Rexel SA	1,107,782	18,609
Schneider Electric SA	798,800	62,944
SR Teleperformance SA	297,200	18,719
Total SA	3,562,400	212,687
TOTAL FRANCE		555,838
Common Stocks - continued
	Shares	Value (000s)
Germany - 5.7%
Aareal Bank AG	1,044,895	$ 44,743
Bayer AG	1,224,000	174,016
Continental AG	306,500	60,168
Drillisch AG	2,022,600	70,184
GEA Group AG	1,508,060	69,347
KION Group AG	1,429,749	51,995
LEG Immobilien AG	610,854	42,140
Siemens AG	727,119	82,014
Symrise AG	500,800	28,163
TOTAL GERMANY		622,770
Hong Kong - 2.2%
AIA Group Ltd.	22,053,600	123,068
Techtronic Industries Co. Ltd.	39,683,000	124,232
TOTAL HONG KONG		247,300
India - 3.2%
Bharti Infratel Ltd.	11,032,464	52,872
Container Corp. of India Ltd.	470,441	10,379
Housing Development Finance Corp. Ltd.	7,555,494	136,069
Info Edge India Ltd.	1,609,886	22,122
Lupin Ltd.	2,986,357	69,144
The Jammu & Kashmir Bank Ltd.	7,127,060	16,146
Titan Co. Ltd. (a)	2,240,879	14,720
Yes Bank Ltd.	3,138,775	35,543
TOTAL INDIA		356,995
Indonesia - 0.8%
PT Bank Central Asia Tbk	41,701,500	45,018
PT Bank Rakyat Indonesia Tbk	44,669,800	40,935
TOTAL INDONESIA		85,953
Ireland - 2.8%
Actavis PLC (a)	586,200	142,294
Bank of Ireland (a)	63,590,200	25,142
Glanbia PLC	2,424,800	34,215
James Hardie Industries PLC CDI	3,230,390	34,457
Kerry Group PLC Class A	1,035,200	70,299
TOTAL IRELAND		306,407
Italy - 1.0%
De Longhi SpA	2,375,100	46,372
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Telecom Italia SpA (a)(e)	42,790,100	$ 48,493
World Duty Free SpA (a)	2,253,904	19,079
TOTAL ITALY		113,944
Japan - 17.1%
ABC-MART, Inc.	398,400	22,972
ACOM Co. Ltd. (a)	7,381,200	24,603
Aozora Bank Ltd.	11,251,000	39,546
Astellas Pharma, Inc.	10,267,800	159,361
Coca-Cola Central Japan Co. Ltd.	1,597,500	28,744
Dentsu, Inc.	899,500	33,443
Don Quijote Holdings Co. Ltd.	898,200	53,816
Hitachi Ltd.	6,659,000	52,323
Hoya Corp.	2,822,900	99,894
Japan Exchange Group, Inc.	2,358,200	58,498
Japan Tobacco, Inc.	3,948,700	134,726
KDDI Corp.	1,626,800	106,831
Keyence Corp.	304,060	147,342
NEC Corp.	26,163,000	92,522
Nippon Kanzai Co. Ltd.	8,000	209
Olympus Corp. (a)	1,501,000	53,894
OMRON Corp.	2,083,000	98,598
ORIX Corp.	5,463,900	75,840
Park24 Co. Ltd.	1,342,800	20,319
Rakuten, Inc.	5,927,100	66,837
Santen Pharmaceutical Co. Ltd.	583,800	34,845
Seven & i Holdings Co., Ltd.	2,748,600	107,350
Seven Bank Ltd.	17,781,300	74,262
Ship Healthcare Holdings, Inc.	1,076,700	25,201
SoftBank Corp.	1,575,100	114,666
Sundrug Co. Ltd.	825,500	39,878
Toshiba Plant Systems & Services Corp.	1,771,500	29,652
Tsuruha Holdings, Inc.	1,212,600	71,593
VT Holdings Co. Ltd.	3,967,000	15,667
TOTAL JAPAN		1,883,432
Korea (South) - 0.7%
Naturalendo Tech Co. Ltd.	167,866	8,765
NAVER Corp.	65,859	46,217
Samsung SDI Co. Ltd.	200,556	23,519
TOTAL KOREA (SOUTH)		78,501
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - 0.6%
Altice SA	759,700	$ 47,306
Grand City Properties SA (a)	1,543,962	19,783
TOTAL LUXEMBOURG		67,089
Marshall Islands - 0.1%
Hoegh LNG Partners LP	591,451	12,426
Netherlands - 2.5%
AEGON NV	5,028,800	40,987
AerCap Holdings NV (a)	1,672,000	72,464
IMCD Group BV	1,902,200	52,442
ING Groep NV (Certificaten Van Aandelen) (a)	3,830,600	54,856
LyondellBasell Industries NV Class A	8,700	797
Royal DSM NV	787,237	49,292
TOTAL NETHERLANDS		270,838
New Zealand - 0.7%
EBOS Group Ltd.	4,569,842	34,090
Ryman Healthcare Group Ltd.	7,311,565	43,258
TOTAL NEW ZEALAND		77,348
Philippines - 0.7%
Alliance Global Group, Inc.	77,786,166	43,752
SM Investments Corp.	1,681,790	29,306
TOTAL PHILIPPINES		73,058
Portugal - 0.2%
CTT Correios de Portugal SA	2,226,700	20,621
Singapore - 0.2%
Ezion Holdings Ltd.	15,127,200	17,814
South Africa - 0.4%
Naspers Ltd. Class N	369,200	45,947
Spain - 2.6%
Amadeus IT Holding SA Class A	2,349,200	86,256
Atresmedia Corporacion de Medios de Comunicacion SA	1,515,400	22,200
Banco Bilbao Vizcaya Argentaria SA	4,806,144	53,756
Criteria CaixaCorp SA	10,039,365	54,739
Inditex SA	2,408,395	67,650
TOTAL SPAIN		284,601
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,357,200	124,849
H&M Hennes & Mauritz AB (B Shares)	1,057,821	42,074
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
HEXPOL AB (B Shares)	341,200	$ 30,173
Intrum Justitia AB	1,211,317	35,991
Nordea Bank AB	9,576,600	122,818
Svenska Cellulosa AB (SCA) (B Shares)	1,118,800	25,015
Svenska Handelsbanken AB (A Shares)	1,425,600	67,977
TOTAL SWEDEN		448,897
Switzerland - 6.0%
Clariant AG (Reg.)	2,358,150	41,053
Compagnie Financiere Richemont SA Series A	530,511	44,634
Lonza Group AG	521,951	57,449
Partners Group Holding AG	230,056	61,151
Roche Holding AG (participation certificate)	926,232	273,335
Schindler Holding AG (participation certificate)	194,920	27,228
Sonova Holding AG Class B	339,424	52,846
UBS AG	6,126,361	106,526
TOTAL SWITZERLAND		664,222
Taiwan - 0.3%
ECLAT Textile Co. Ltd.	94,607	901
Merida Industry Co. Ltd.	4,995,900	34,456
TOTAL TAIWAN		35,357
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	1,125,049	13,211
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	7,174,619	6,270
United Kingdom - 14.9%
Aberdeen Asset Management PLC	5,975,132	41,484
Advanced Computer Software Group PLC	5,750,200	9,934
Al Noor Hospitals Group PLC	2,487,400	40,547
Anglo American PLC (United Kingdom)	1,316,500	27,796
Associated British Foods PLC	791,000	34,848
B&M European Value Retail S.A.	6,402,976	25,479
BG Group PLC	6,766,700	112,774
BHP Billiton PLC	4,625,988	119,520
British American Tobacco PLC (United Kingdom)	2,261,200	128,159
BTG PLC (a)	1,152,900	13,924
Bunzl PLC	1,143,100	30,995
Diageo PLC	3,650,857	107,672
Exova Group Ltd. PLC (a)	4,302,877	11,684
Galiform PLC	5,687,600	31,144
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Hikma Pharmaceuticals PLC	3,032,490	$ 91,928
ITV PLC	14,738,700	47,862
Jazztel PLC (a)	2,320,066	37,040
Liberty Global PLC:
Class A (a)	677,800	30,820
Class C	677,800	30,142
Lloyds Banking Group PLC (a)	54,946,900	67,853
London Stock Exchange Group PLC	3,415,236	110,087
Melrose PLC	11,027,800	45,179
Next PLC	774,844	79,887
Persimmon PLC	1,505,600	35,236
Poundland Group PLC (a)	3,906,035	19,683
Reckitt Benckiser Group PLC	788,600	66,230
Rex Bionics PLC (a)(f)	1,328,936	3,518
Rotork PLC	717,800	29,338
SABMiller PLC	1,107,300	62,440
St. James's Place Capital PLC	5,676,000	67,645
Taylor Wimpey PLC	12,002,700	22,734
The Restaurant Group PLC	1,992,100	21,558
Ultra Electronics Holdings PLC	614,667	17,158
Vodafone Group PLC	2,127,096	7,074
Zoopla Property Group PLC	2,595,500	8,603
TOTAL UNITED KINGDOM		1,637,975
United States of America - 3.9%
Chevron Corp.	560,500	67,232
Constellation Brands, Inc. Class A (sub. vtg.) (a)	505,400	46,264
Google, Inc.:
Class A (a)	90,700	51,506
Class C (a)	90,700	50,709
Las Vegas Sands Corp.	177,700	11,064
McGraw Hill Financial, Inc.	1,415,500	128,074
Visa, Inc. Class A	301,900	72,888
TOTAL UNITED STATES OF AMERICA		427,737
TOTAL COMMON STOCKS (Cost $8,985,470)		10,292,052
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG	514,100	109,554
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC	227,278,350	$ 364
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $113,684)		109,918
Government Obligations - 0.1%
		Principal Amount (000s) (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 11/13/14 to 1/29/15 (i) (Cost $11,590)		$ 11,590	11,590
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $14,037)	EUR	9,140	12,947
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	567,797,475	567,797
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	52,624,430	52,624
TOTAL MONEY MARKET FUNDS (Cost $620,421)		620,421
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,745,202)		11,046,928
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(48,377)
NET ASSETS - 100%		$ 10,998,551
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
3,792 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 323,647	$ 24,598

The face value of futures purchased as a percentage of net assets is 2.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,947,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 600
Fidelity Securities Lending Cash Central Fund	5,278
Total	$ 5,878
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MySale Group PLC	$ -	$ 32,521	$ -	$ -	$ 26,053
PAX Global Technology Ltd.	-	39,641	3,956	-	71,203
Rex Bionics PLC	-	4,037	-	-	3,518
Total	$ -	$ 76,199	$ 3,956	$ -	$ 100,774
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,445,431	$ 1,029,241	$ 416,190	$ -
Consumer Staples	1,177,768	385,016	792,752	-
Energy	636,082	232,243	403,839	-
Financials	2,262,497	1,051,716	1,210,781	-
Health Care	1,634,986	714,402	920,584	-
Industrials	1,109,082	840,362	268,720	-
Information Technology	1,181,932	597,928	584,004	-
Materials	495,841	296,694	199,147	-
Telecommunication Services	437,160	107,224	329,936	-
Utilities	21,191	-	21,191	-
Government Obligations	11,590	-	11,590	-
Preferred Securities	12,947	-	12,947	-
Money Market Funds	620,421	620,421	-	-
Total Investments in Securities:	$ 11,046,928	$ 5,875,247	$ 5,171,681	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 24,598	$ 24,598	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,082,136
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 24,598	$ -
Total Value of Derivatives	$ 24,598	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $50,476) - See accompanying schedule: Unaffiliated issuers (cost $9,050,379)	$ 10,325,733
Fidelity Central Funds (cost $620,421)	620,421
Other affiliated issuers (cost $74,402)	100,774
Total Investments (cost $9,745,202)		$ 11,046,928
Receivable for investments sold		41,866
Receivable for fund shares sold		6,258
Dividends receivable		19,075
Distributions receivable from Fidelity Central Funds		78
Receivable for daily variation margin for derivative instruments		23,890
Prepaid expenses		36
Other receivables		3,818
Total assets		11,141,949

Liabilities
Payable for investments purchased	$ 408
Payable for fund shares redeemed	73,445
Accrued management fee	6,840
Distribution and service plan fees payable	112
Other affiliated payables	1,580
Other payables and accrued expenses	8,389
Collateral on securities loaned, at value	52,624
Total liabilities		143,398

Net Assets		$ 10,998,551
Net Assets consist of:
Paid in capital		$ 9,891,341
Undistributed net investment income		68,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,781
Net Assets		$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($296,718.26 ÷ 7,667.518 shares)	$ 38.70

Maximum offering price per share (100/94.25 of $38.70)	$ 41.06
Class T: Net Asset Value and redemption price per share ($48,545.20 ÷ 1,263.274 shares)	$ 38.43

Maximum offering price per share (100/96.50 of $38.43)	$ 39.82
Class B: Net Asset Value and offering price per share ($4,616.85 ÷ 120.484 shares)A	$ 38.32

Class C: Net Asset Value and offering price per share ($35,346.11 ÷ 924.200 shares)A	$ 38.25

International Discovery: Net Asset Value, offering price and redemption price per share ($7,464,021.58 ÷ 191,244.937 shares)	$ 39.03

Class K: Net Asset Value, offering price and redemption price per share ($2,464,322.23 ÷ 63,228.753 shares)	$ 38.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($649,855.06 ÷ 16,682.058 shares)	$ 38.96

Class Z: Net Asset Value, offering price and redemption price per share ($35,125.45 ÷ 901.567 shares)	$ 38.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 259,008
Special dividends		63,816
Interest		64
Income from Fidelity Central Funds		5,878
Income before foreign taxes withheld		328,766
Less foreign taxes withheld		(23,208)
Total income		305,558

Expenses
Management fee Basic fee	$ 80,931
Performance adjustment	2,685
Transfer agent fees	17,771
Distribution and service plan fees	1,508
Accounting and security lending fees	1,856
Custodian fees and expenses	1,542
Independent trustees' compensation	48
Registration fees	223
Audit	116
Legal	40
Miscellaneous	85
Total expenses before reductions	106,805
Expense reductions	(345)	106,460
Net investment income (loss)		199,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,761
Other affiliated issuers	2,158
Foreign currency transactions	(1,181)
Futures contracts	16,266
Total net realized gain (loss)		758,004
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,503)	(978,230)
Assets and liabilities in foreign currencies	(886)
Futures contracts	20,360
Total change in net unrealized appreciation (depreciation)		(958,756)
Net gain (loss)		(200,752)
Net increase (decrease) in net assets resulting from operations		$ (1,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,098	$ 129,203
Net realized gain (loss)	758,004	725,376
Change in net unrealized appreciation (depreciation)	(958,756)	1,463,372
Net increase (decrease) in net assets resulting from operations	(1,654)	2,317,951
Distributions to shareholders from net investment income	(136,326)	(146,031)
Distributions to shareholders from net realized gain	(88,586)	(8,413)
Total distributions	(224,912)	(154,444)
Share transactions - net increase (decrease)	(69,908)	714,712
Redemption fees	139	128
Total increase (decrease) in net assets	(296,335)	2,878,347

Net Assets
Beginning of period	11,294,886	8,416,539
End of period (including undistributed net investment income of $68,609 and undistributed net investment income of $131,430, respectively)	$ 10,998,551	$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Income from Investment Operations
Net investment income (loss) C	.53 F	.34	.41	.42	.31
Net realized and unrealized gain (loss)	(.67)	7.97	2.11	(2.52)	3.51
Total from investment operations	(.14)	8.31	2.52	(2.10)	3.82
Distributions from net investment income	(.33)	(.45)	(.29)	(.38)	(.28)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.65) I	(.48)	(.29)	(.54)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Total ReturnA, B	(.36)%	26.59%	8.70%	(6.71)%	13.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.35%	1.34%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.35%	1.34%	1.29%	1.33%
Expenses net of all reductions	1.28%	1.33%	1.31%	1.25%	1.28%
Net investment income (loss)	1.35% F	.97%	1.41%	1.31%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 347	$ 299	$ 320	$ 392
Portfolio turnover rate E	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Income from Investment Operations
Net investment income (loss) C	.44 F	.26	.34	.34	.23
Net realized and unrealized gain (loss)	(.68)	7.92	2.09	(2.51)	3.48
Total from investment operations	(.24)	8.18	2.43	(2.17)	3.71
Distributions from net investment income	(.25)	(.34)	(.19)	(.30)	(.21)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.56)	(.37)	(.19)	(.46)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Total ReturnA, B	(.60)%	26.31%	8.41%	(6.96)%	13.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.51%	1.59%	1.59%	1.56%	1.60%
Expenses net of fee waivers, if any	1.51%	1.59%	1.59%	1.55%	1.60%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.56%
Net investment income (loss)	1.11% F	.73%	1.16%	1.05%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 53	$ 46	$ 61	$ 92
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Income from Investment Operations
Net investment income (loss) C	.22 F	.08	.19	.17	.08
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.48)	3.44
Total from investment operations	(.44)	7.98	2.28	(2.31)	3.52
Distributions from net investment income	(.01)	(.15)	(.02)	(.12)	(.06)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.32)	(.18)	(.02)	(.27) I	(.10)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Total ReturnA, B	(1.12)%	25.64%	7.85%	(7.39)%	12.52%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of fee waivers, if any	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of all reductions	2.05%	2.08%	2.06%	2.02%	2.08%
Net investment income (loss)	.57% F	.22%	.66%	.54%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 5	$ 7	$ 8	$ 10	$ 14
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Income from Investment Operations
Net investment income (loss) C	.23 F	.08	.19	.18	.09
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.49)	3.45
Total from investment operations	(.43)	7.98	2.28	(2.31)	3.54
Distributions from net investment income	(.08)	(.20)	(.04)	(.14)	(.05)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.39)	(.23)	(.04)	(.29) I	(.09)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Total ReturnA, B	(1.10)%	25.65%	7.86%	(7.37)%	12.54%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.10%	2.09%	2.05%	2.09%
Expenses net of fee waivers, if any	2.03%	2.09%	2.09%	2.04%	2.09%
Expenses net of all reductions	2.02%	2.07%	2.06%	2.00%	2.05%
Net investment income (loss)	.60% F	.23%	.66%	.56%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 36	$ 30	$ 33	$ 44
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.51	.53	.40
Net realized and unrealized gain (loss)	(.68)	8.02	2.12	(2.54)	3.54
Total from investment operations	(.01)	8.49	2.63	(2.01)	3.94
Distributions from net investment income	(.47)	(.55)	(.41)	(.48)	(.35)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.78)	(.58)	(.41)	(.64)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Total ReturnA	(.01)%	27.03%	9.03%	(6.39)%	13.76%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.01%	.97%	1.05%
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	.96%	1.05%
Expenses net of all reductions	.93%	.98%	.98%	.92%	1.00%
Net investment income (loss)	1.69% E	1.32%	1.73%	1.64%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 7,464	$ 7,800	$ 5,965	$ 6,806	$ 8,133
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Income from Investment Operations
Net investment income (loss) B	.72 E	.52	.57	.58	.46
Net realized and unrealized gain (loss)	(.67)	8.01	2.11	(2.54)	3.53
Total from investment operations	.05	8.53	2.68	(1.96)	3.99
Distributions from net investment income	(.53)	(.61)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.84)	(.64)	(.47)	(.70) H	(.45)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Total ReturnA	.13%	27.23%	9.24%	(6.24)%	13.96%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.85%	.83%	.80%	.84%
Expenses net of fee waivers, if any	.80%	.85%	.83%	.79%	.84%
Expenses net of all reductions	.79%	.83%	.80%	.75%	.79%
Net investment income (loss)	1.83% E	1.47%	1.91%	1.81%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,464	$ 2,576	$ 1,776	$ 1,245	$ 1,078
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.52	.54	.41
Net realized and unrealized gain (loss)	(.68)	8.01	2.11	(2.55)	3.55
Total from investment operations	(.01)	8.48	2.63	(2.01)	3.96
Distributions from net investment income	(.48)	(.56)	(.41)	(.50)	(.38)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.79)	(.59)	(.41)	(.65) H	(.42)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Total ReturnA	(.01)%	27.03%	9.07%	(6.39)%	13.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.00%	.95%	.99%
Expenses net of fee waivers, if any	.93%	1.00%	1.00%	.94%	.99%
Expenses net of all reductions	.93%	.97%	.97%	.90%	.95%
Net investment income (loss)	1.69% E	1.33%	1.75%	1.66%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$ 650	$ 476	$ 294	$ 278	$ 319
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.72 G	.07
Net realized and unrealized gain (loss)	(.68)	2.48
Total from investment operations	.04	2.55
Distributions from net investment income	(.54)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.85)	-
Redemption fees added to paid in capital D, J	-	-
Net asset value, end of period	$ 38.96	$ 39.77
Total ReturnB, C	.12%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.80%	.85%A
Expenses net of fee waivers, if any	.80%	.85%A
Expenses net of all reductions	.79%	.83%A
Net investment income (loss)	1.83% G	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,125	$ 107
Portfolio turnover rateF	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,714,728
Gross unrealized depreciation	(439,338)
Net unrealized appreciation (depreciation) on securities	$ 1,275,390

Tax Cost	$ 9,771,538

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,892
Capital loss carryforward	$ (227,245)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,273,334

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (227,245)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 224,912	$ 154,444

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,266 and a change in net unrealized appreciation (depreciation) of $20,360 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,348,453 and $6,576,338, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 813	$ 6
Class T	.25%	.25%	255	1
Class B	.75%	.25%	58	44
Class C	.75%	.25%	382	44
			$ 1,508	$ 95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 59
Class T	7
Class B*	3
Class C*	5
$ 74

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 904.28
Class T	134.26
Class B	18.30
Class C	105.28
International Discovery	14,295.18
Class K	1,219.05
Institutional Class	1,088.18
Class Z	8.05
	$ 17,771

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit - continued

of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,278, including $7 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 2,857	$ 4,138
Class T	344	492
Class B	2	34
Class C	79	186
International Discovery	93,065	101,466
Class K	33,983	34,651
Institutional Class	5,936	5,064
Class Z	60	-
Total	$ 136,326	$ 146,031
From net realized gain	2014	2013
Class A	$ 2,660	$ 297
Class T	423	46
Class B	52	7
Class C	295	30
International Discovery	61,190	5,914
Class K	20,093	1,827
Institutional Class	3,838	292
Class Z	35	-
Total	$ 88,586	$ 8,413

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	1,382	1,772	$ 54,489	$ 62,186
Reinvestment of distributions	137	132	5,280	4,249
Shares redeemed	(2,632)	(2,553)	(104,067)	(88,988)
Net increase (decrease)	(1,113)	(649)	$ (44,298)	$ (22,553)
Class T
Shares sold	200	227	$ 7,804	$ 7,911
Reinvestment of distributions	19	16	736	512
Shares redeemed	(311)	(347)	(12,118)	(11,997)
Net increase (decrease)	(92)	(104)	$ (3,578)	$ (3,574)
Class B
Shares sold	6	4	$ 233	$ 137
Reinvestment of distributions	1	1	51	39
Shares redeemed	(58)	(75)	(2,266)	(2,570)
Net increase (decrease)	(51)	(70)	$ (1,982)	$ (2,394)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class C
Shares sold	232	184	$ 9,059	$ 6,532
Reinvestment of distributions	9	6	337	193
Shares redeemed	(250)	(207)	(9,726)	(7,250)
Net increase (decrease)	(9)	(17)	$ (330)	$ (525)
International Discovery
Shares sold	28,809	37,338	$ 1,144,588	$ 1,332,523
Reinvestment of distributions	3,813	3,176	148,138	102,608
Shares redeemed	(37,231)	(31,569)	(1,476,965)	(1,103,313)
Net increase (decrease)	(4,609)	8,945	$ (184,239)	$ 331,818
Class K
Shares sold	15,775	19,989	$ 628,261	$ 699,723
Reinvestment of distributions	1,396	1,132	54,076	36,478
Shares redeemed	(18,729)	(12,053)	(741,205)	(423,712)
Net increase (decrease)	(1,558)	9,068	$ (58,868)	$ 312,489
Institutional Class
Shares sold	10,468	4,893	$ 410,346	$ 175,669
Reinvestment of distributions	91	68	3,529	2,182
Shares redeemed	(5,852)	(2,219)	(225,868)	(78,500)
Net increase (decrease)	4,707	2,742	$ 188,007	$ 99,351
Class Z
Shares sold	993	3	$ 39,070	$ 100
Reinvestment of distributions	2	-	95	-
Shares redeemed	(96)	-	(3,785)	-
Net increase (decrease)	899	3	$ 35,380	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of ArtisNaples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity Select Co, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class Z designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 63% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/09/13	$0.4497	$0.0365

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, Class Z, the retail class, and Class K ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AIDZ-UANN-1214
1.9585031.101

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund A	-0.01%	8.08%	7.04%

A Prior to October 1, 2004, Fidelity International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Retail Class shares returned -0.01%, versus -0.48% for its benchmark, the MSCI EAFE Index. Security selection helped relative performance, particularly in health care, information technology and financials. The fund also benefited from out-of-index investments in the U.S. and emerging markets. Top individual contributors included U.K.-listed Hikma Pharmaceuticals, a Jordan-based company that specializes in injectable drugs. Its stock received a boost from U.S. market-share gains. Shares of pharmaceuticals company Actavis benefited from successful recent acquisitions and the tax advantage of its Ireland domicile. By contrast, security selection in industrials and consumer discretionary and in Europe ex U.K. detracted versus the index. In terms of individual disappointments, not owning Switzerland-based pharmaceuticals giant and index component Novartis hurt relative performance, as the company's strong patent portfolio and product pipeline drove sales growth and the stock gain. An overweighting in ORIX, a high-quality diversified financials conglomerate in Japan, also detracted from results, as the weak local economy pressured near-term earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 981.00	$ 6.34
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.50%
Actual		$ 1,000.00	$ 979.90	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.04%
Actual		$ 1,000.00	$ 977.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.02%
Actual		$ 1,000.00	$ 977.30	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
International Discovery	.92%
Actual		$ 1,000.00	$ 982.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class K	.79%
Actual		$ 1,000.00	$ 983.10	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.93%
Actual		$ 1,000.00	$ 982.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class Z	.81%
Actual		$ 1,000.00	$ 983.30	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 17.1%
United Kingdom 14.9%
United States of America* 9.2%
Germany 6.7%
Switzerland 6.0%
France 5.1%
Australia 4.3%
Sweden 4.1%
India 3.2%
Other 29.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 16.3%
United Kingdom 14.4%
Germany 10.3%
United States of America* 9.5%
France 8.9%
Switzerland 5.5%
Sweden 5.2%
Spain 3.0%
Netherlands 2.7%
Other 24.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	96.0
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	2.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.9	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.7	1.8
Bayer AG (Germany, Pharmaceuticals)	1.6	1.8
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.4	0.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.0
Actavis PLC (Ireland, Pharmaceuticals)	1.3	0.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	0.8
Japan Tobacco, Inc. (Japan, Tobacco)	1.2	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.1
	15.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	21.1
Health Care	14.9	12.4
Consumer Discretionary	12.9	14.8
Information Technology	10.7	8.3
Consumer Staples	10.7	8.4
Industrials	10.4	14.6
Energy	5.6	3.5
Materials	4.7	5.4
Telecommunication Services	3.9	5.1
Utilities	0.2	0.2

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 4.3%
Ansell Ltd.	2,499,254	$ 43,839
Asaleo Care Ltd. (a)	23,409,115	41,813
Australia & New Zealand Banking Group Ltd.	6,493,040	192,133
G8 Education Ltd.	5,831,484	25,767
Greencross Ltd.	1,186,547	8,960
Ramsay Health Care Ltd.	1,215,729	56,201
Regis Healthcare Ltd. (a)	4,596,817	17,433
Spotless Group Holdings Ltd.	18,983,369	32,120
Woodside Petroleum Ltd.	1,705,042	60,564
TOTAL AUSTRALIA		478,830
Austria - 0.2%
Andritz AG	455,300	21,978
Bailiwick of Jersey - 1.9%
Glencore Xstrata PLC	9,661,966	49,445
MySale Group PLC (f)	8,571,600	26,053
Shire PLC	1,110,100	74,484
Wolseley PLC	1,030,400	54,675
TOTAL BAILIWICK OF JERSEY		204,657
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,183,927	131,291
Arseus NV	252,964	10,112
KBC Groupe SA (a)	1,328,201	71,155
TOTAL BELGIUM		212,558
Bermuda - 1.1%
BW Offshore Ltd.	8,689,300	10,654
Noble Group Ltd.	22,526,000	20,969
PAX Global Technology Ltd. (a)(f)	66,294,000	71,203
Travelport Worldwide Ltd. (e)	1,324,600	19,140
TOTAL BERMUDA		121,966
Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,346,700	45,705
Constellation Software, Inc.	266,500	75,075
First Quantum Minerals Ltd. (e)	1,164,300	17,562
Imperial Oil Ltd.	1,205,500	58,005
Potash Corp. of Saskatchewan, Inc.	813,500	27,767
PrairieSky Royalty Ltd. (e)	1,530,400	47,118
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Suncor Energy, Inc.	1,036,600	$ 36,808
TransForce, Inc. (e)	1,412,400	34,538
TOTAL CANADA		342,578
Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR	927,200	91,422
Baidu.com, Inc. sponsored ADR (a)	175,200	41,833
ENN Energy Holdings Ltd.	3,266,000	21,191
Greatview Aseptic Pack Co. Ltd.	26,392,000	17,374
Sands China Ltd.	3,748,400	23,379
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	841,400	31,721
TOTAL CAYMAN ISLANDS		226,920
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	485,600	1,526
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	1,645,837	22,186
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	479
Denmark - 2.0%
ISS Holdings A/S (a)	384,000	10,706
Novo Nordisk A/S Series B	2,298,245	103,887
Pandora A/S	514,000	43,270
Vestas Wind Systems A/S (a)	1,874,500	62,741
TOTAL DENMARK		220,604
Finland - 0.8%
Sampo Oyj (A Shares)	1,739,800	83,219
France - 5.1%
Atos Origin SA	531,441	36,689
AXA SA	1,839,400	42,436
BNP Paribas SA	1,039,745	65,330
Bureau Veritas SA	737,700	18,239
Havas SA	5,933,668	47,961
Numericable Group SA (e)	483,713	17,882
Numericable Group SA rights 11/12/14 (a)(e)	483,713	14,342
Rexel SA	1,107,782	18,609
Schneider Electric SA	798,800	62,944
SR Teleperformance SA	297,200	18,719
Total SA	3,562,400	212,687
TOTAL FRANCE		555,838
Common Stocks - continued
	Shares	Value (000s)
Germany - 5.7%
Aareal Bank AG	1,044,895	$ 44,743
Bayer AG	1,224,000	174,016
Continental AG	306,500	60,168
Drillisch AG	2,022,600	70,184
GEA Group AG	1,508,060	69,347
KION Group AG	1,429,749	51,995
LEG Immobilien AG	610,854	42,140
Siemens AG	727,119	82,014
Symrise AG	500,800	28,163
TOTAL GERMANY		622,770
Hong Kong - 2.2%
AIA Group Ltd.	22,053,600	123,068
Techtronic Industries Co. Ltd.	39,683,000	124,232
TOTAL HONG KONG		247,300
India - 3.2%
Bharti Infratel Ltd.	11,032,464	52,872
Container Corp. of India Ltd.	470,441	10,379
Housing Development Finance Corp. Ltd.	7,555,494	136,069
Info Edge India Ltd.	1,609,886	22,122
Lupin Ltd.	2,986,357	69,144
The Jammu & Kashmir Bank Ltd.	7,127,060	16,146
Titan Co. Ltd. (a)	2,240,879	14,720
Yes Bank Ltd.	3,138,775	35,543
TOTAL INDIA		356,995
Indonesia - 0.8%
PT Bank Central Asia Tbk	41,701,500	45,018
PT Bank Rakyat Indonesia Tbk	44,669,800	40,935
TOTAL INDONESIA		85,953
Ireland - 2.8%
Actavis PLC (a)	586,200	142,294
Bank of Ireland (a)	63,590,200	25,142
Glanbia PLC	2,424,800	34,215
James Hardie Industries PLC CDI	3,230,390	34,457
Kerry Group PLC Class A	1,035,200	70,299
TOTAL IRELAND		306,407
Italy - 1.0%
De Longhi SpA	2,375,100	46,372
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Telecom Italia SpA (a)(e)	42,790,100	$ 48,493
World Duty Free SpA (a)	2,253,904	19,079
TOTAL ITALY		113,944
Japan - 17.1%
ABC-MART, Inc.	398,400	22,972
ACOM Co. Ltd. (a)	7,381,200	24,603
Aozora Bank Ltd.	11,251,000	39,546
Astellas Pharma, Inc.	10,267,800	159,361
Coca-Cola Central Japan Co. Ltd.	1,597,500	28,744
Dentsu, Inc.	899,500	33,443
Don Quijote Holdings Co. Ltd.	898,200	53,816
Hitachi Ltd.	6,659,000	52,323
Hoya Corp.	2,822,900	99,894
Japan Exchange Group, Inc.	2,358,200	58,498
Japan Tobacco, Inc.	3,948,700	134,726
KDDI Corp.	1,626,800	106,831
Keyence Corp.	304,060	147,342
NEC Corp.	26,163,000	92,522
Nippon Kanzai Co. Ltd.	8,000	209
Olympus Corp. (a)	1,501,000	53,894
OMRON Corp.	2,083,000	98,598
ORIX Corp.	5,463,900	75,840
Park24 Co. Ltd.	1,342,800	20,319
Rakuten, Inc.	5,927,100	66,837
Santen Pharmaceutical Co. Ltd.	583,800	34,845
Seven & i Holdings Co., Ltd.	2,748,600	107,350
Seven Bank Ltd.	17,781,300	74,262
Ship Healthcare Holdings, Inc.	1,076,700	25,201
SoftBank Corp.	1,575,100	114,666
Sundrug Co. Ltd.	825,500	39,878
Toshiba Plant Systems & Services Corp.	1,771,500	29,652
Tsuruha Holdings, Inc.	1,212,600	71,593
VT Holdings Co. Ltd.	3,967,000	15,667
TOTAL JAPAN		1,883,432
Korea (South) - 0.7%
Naturalendo Tech Co. Ltd.	167,866	8,765
NAVER Corp.	65,859	46,217
Samsung SDI Co. Ltd.	200,556	23,519
TOTAL KOREA (SOUTH)		78,501
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - 0.6%
Altice SA	759,700	$ 47,306
Grand City Properties SA (a)	1,543,962	19,783
TOTAL LUXEMBOURG		67,089
Marshall Islands - 0.1%
Hoegh LNG Partners LP	591,451	12,426
Netherlands - 2.5%
AEGON NV	5,028,800	40,987
AerCap Holdings NV (a)	1,672,000	72,464
IMCD Group BV	1,902,200	52,442
ING Groep NV (Certificaten Van Aandelen) (a)	3,830,600	54,856
LyondellBasell Industries NV Class A	8,700	797
Royal DSM NV	787,237	49,292
TOTAL NETHERLANDS		270,838
New Zealand - 0.7%
EBOS Group Ltd.	4,569,842	34,090
Ryman Healthcare Group Ltd.	7,311,565	43,258
TOTAL NEW ZEALAND		77,348
Philippines - 0.7%
Alliance Global Group, Inc.	77,786,166	43,752
SM Investments Corp.	1,681,790	29,306
TOTAL PHILIPPINES		73,058
Portugal - 0.2%
CTT Correios de Portugal SA	2,226,700	20,621
Singapore - 0.2%
Ezion Holdings Ltd.	15,127,200	17,814
South Africa - 0.4%
Naspers Ltd. Class N	369,200	45,947
Spain - 2.6%
Amadeus IT Holding SA Class A	2,349,200	86,256
Atresmedia Corporacion de Medios de Comunicacion SA	1,515,400	22,200
Banco Bilbao Vizcaya Argentaria SA	4,806,144	53,756
Criteria CaixaCorp SA	10,039,365	54,739
Inditex SA	2,408,395	67,650
TOTAL SPAIN		284,601
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,357,200	124,849
H&M Hennes & Mauritz AB (B Shares)	1,057,821	42,074
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
HEXPOL AB (B Shares)	341,200	$ 30,173
Intrum Justitia AB	1,211,317	35,991
Nordea Bank AB	9,576,600	122,818
Svenska Cellulosa AB (SCA) (B Shares)	1,118,800	25,015
Svenska Handelsbanken AB (A Shares)	1,425,600	67,977
TOTAL SWEDEN		448,897
Switzerland - 6.0%
Clariant AG (Reg.)	2,358,150	41,053
Compagnie Financiere Richemont SA Series A	530,511	44,634
Lonza Group AG	521,951	57,449
Partners Group Holding AG	230,056	61,151
Roche Holding AG (participation certificate)	926,232	273,335
Schindler Holding AG (participation certificate)	194,920	27,228
Sonova Holding AG Class B	339,424	52,846
UBS AG	6,126,361	106,526
TOTAL SWITZERLAND		664,222
Taiwan - 0.3%
ECLAT Textile Co. Ltd.	94,607	901
Merida Industry Co. Ltd.	4,995,900	34,456
TOTAL TAIWAN		35,357
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	1,125,049	13,211
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	7,174,619	6,270
United Kingdom - 14.9%
Aberdeen Asset Management PLC	5,975,132	41,484
Advanced Computer Software Group PLC	5,750,200	9,934
Al Noor Hospitals Group PLC	2,487,400	40,547
Anglo American PLC (United Kingdom)	1,316,500	27,796
Associated British Foods PLC	791,000	34,848
B&M European Value Retail S.A.	6,402,976	25,479
BG Group PLC	6,766,700	112,774
BHP Billiton PLC	4,625,988	119,520
British American Tobacco PLC (United Kingdom)	2,261,200	128,159
BTG PLC (a)	1,152,900	13,924
Bunzl PLC	1,143,100	30,995
Diageo PLC	3,650,857	107,672
Exova Group Ltd. PLC (a)	4,302,877	11,684
Galiform PLC	5,687,600	31,144
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Hikma Pharmaceuticals PLC	3,032,490	$ 91,928
ITV PLC	14,738,700	47,862
Jazztel PLC (a)	2,320,066	37,040
Liberty Global PLC:
Class A (a)	677,800	30,820
Class C	677,800	30,142
Lloyds Banking Group PLC (a)	54,946,900	67,853
London Stock Exchange Group PLC	3,415,236	110,087
Melrose PLC	11,027,800	45,179
Next PLC	774,844	79,887
Persimmon PLC	1,505,600	35,236
Poundland Group PLC (a)	3,906,035	19,683
Reckitt Benckiser Group PLC	788,600	66,230
Rex Bionics PLC (a)(f)	1,328,936	3,518
Rotork PLC	717,800	29,338
SABMiller PLC	1,107,300	62,440
St. James's Place Capital PLC	5,676,000	67,645
Taylor Wimpey PLC	12,002,700	22,734
The Restaurant Group PLC	1,992,100	21,558
Ultra Electronics Holdings PLC	614,667	17,158
Vodafone Group PLC	2,127,096	7,074
Zoopla Property Group PLC	2,595,500	8,603
TOTAL UNITED KINGDOM		1,637,975
United States of America - 3.9%
Chevron Corp.	560,500	67,232
Constellation Brands, Inc. Class A (sub. vtg.) (a)	505,400	46,264
Google, Inc.:
Class A (a)	90,700	51,506
Class C (a)	90,700	50,709
Las Vegas Sands Corp.	177,700	11,064
McGraw Hill Financial, Inc.	1,415,500	128,074
Visa, Inc. Class A	301,900	72,888
TOTAL UNITED STATES OF AMERICA		427,737
TOTAL COMMON STOCKS (Cost $8,985,470)		10,292,052
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG	514,100	109,554
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC	227,278,350	$ 364
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $113,684)		109,918
Government Obligations - 0.1%
		Principal Amount (000s) (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 11/13/14 to 1/29/15 (i) (Cost $11,590)		$ 11,590	11,590
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $14,037)	EUR	9,140	12,947
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	567,797,475	567,797
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	52,624,430	52,624
TOTAL MONEY MARKET FUNDS (Cost $620,421)		620,421
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,745,202)		11,046,928
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(48,377)
NET ASSETS - 100%		$ 10,998,551
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
3,792 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 323,647	$ 24,598

The face value of futures purchased as a percentage of net assets is 2.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,947,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 600
Fidelity Securities Lending Cash Central Fund	5,278
Total	$ 5,878
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MySale Group PLC	$ -	$ 32,521	$ -	$ -	$ 26,053
PAX Global Technology Ltd.	-	39,641	3,956	-	71,203
Rex Bionics PLC	-	4,037	-	-	3,518
Total	$ -	$ 76,199	$ 3,956	$ -	$ 100,774
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,445,431	$ 1,029,241	$ 416,190	$ -
Consumer Staples	1,177,768	385,016	792,752	-
Energy	636,082	232,243	403,839	-
Financials	2,262,497	1,051,716	1,210,781	-
Health Care	1,634,986	714,402	920,584	-
Industrials	1,109,082	840,362	268,720	-
Information Technology	1,181,932	597,928	584,004	-
Materials	495,841	296,694	199,147	-
Telecommunication Services	437,160	107,224	329,936	-
Utilities	21,191	-	21,191	-
Government Obligations	11,590	-	11,590	-
Preferred Securities	12,947	-	12,947	-
Money Market Funds	620,421	620,421	-	-
Total Investments in Securities:	$ 11,046,928	$ 5,875,247	$ 5,171,681	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 24,598	$ 24,598	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,082,136
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 24,598	$ -
Total Value of Derivatives	$ 24,598	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $50,476) - See accompanying schedule: Unaffiliated issuers (cost $9,050,379)	$ 10,325,733
Fidelity Central Funds (cost $620,421)	620,421
Other affiliated issuers (cost $74,402)	100,774
Total Investments (cost $9,745,202)		$ 11,046,928
Receivable for investments sold		41,866
Receivable for fund shares sold		6,258
Dividends receivable		19,075
Distributions receivable from Fidelity Central Funds		78
Receivable for daily variation margin for derivative instruments		23,890
Prepaid expenses		36
Other receivables		3,818
Total assets		11,141,949

Liabilities
Payable for investments purchased	$ 408
Payable for fund shares redeemed	73,445
Accrued management fee	6,840
Distribution and service plan fees payable	112
Other affiliated payables	1,580
Other payables and accrued expenses	8,389
Collateral on securities loaned, at value	52,624
Total liabilities		143,398

Net Assets		$ 10,998,551
Net Assets consist of:
Paid in capital		$ 9,891,341
Undistributed net investment income		68,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,781
Net Assets		$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($296,718.26 ÷ 7,667.518 shares)	$ 38.70

Maximum offering price per share (100/94.25 of $38.70)	$ 41.06
Class T: Net Asset Value and redemption price per share ($48,545.20 ÷ 1,263.274 shares)	$ 38.43

Maximum offering price per share (100/96.50 of $38.43)	$ 39.82
Class B: Net Asset Value and offering price per share ($4,616.85 ÷ 120.484 shares)A	$ 38.32

Class C: Net Asset Value and offering price per share ($35,346.11 ÷ 924.200 shares)A	$ 38.25

International Discovery: Net Asset Value, offering price and redemption price per share ($7,464,021.58 ÷ 191,244.937 shares)	$ 39.03

Class K: Net Asset Value, offering price and redemption price per share ($2,464,322.23 ÷ 63,228.753 shares)	$ 38.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($649,855.06 ÷ 16,682.058 shares)	$ 38.96

Class Z: Net Asset Value, offering price and redemption price per share ($35,125.45 ÷ 901.567 shares)	$ 38.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 259,008
Special dividends		63,816
Interest		64
Income from Fidelity Central Funds		5,878
Income before foreign taxes withheld		328,766
Less foreign taxes withheld		(23,208)
Total income		305,558

Expenses
Management fee Basic fee	$ 80,931
Performance adjustment	2,685
Transfer agent fees	17,771
Distribution and service plan fees	1,508
Accounting and security lending fees	1,856
Custodian fees and expenses	1,542
Independent trustees' compensation	48
Registration fees	223
Audit	116
Legal	40
Miscellaneous	85
Total expenses before reductions	106,805
Expense reductions	(345)	106,460
Net investment income (loss)		199,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,761
Other affiliated issuers	2,158
Foreign currency transactions	(1,181)
Futures contracts	16,266
Total net realized gain (loss)		758,004
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,503)	(978,230)
Assets and liabilities in foreign currencies	(886)
Futures contracts	20,360
Total change in net unrealized appreciation (depreciation)		(958,756)
Net gain (loss)		(200,752)
Net increase (decrease) in net assets resulting from operations		$ (1,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,098	$ 129,203
Net realized gain (loss)	758,004	725,376
Change in net unrealized appreciation (depreciation)	(958,756)	1,463,372
Net increase (decrease) in net assets resulting from operations	(1,654)	2,317,951
Distributions to shareholders from net investment income	(136,326)	(146,031)
Distributions to shareholders from net realized gain	(88,586)	(8,413)
Total distributions	(224,912)	(154,444)
Share transactions - net increase (decrease)	(69,908)	714,712
Redemption fees	139	128
Total increase (decrease) in net assets	(296,335)	2,878,347

Net Assets
Beginning of period	11,294,886	8,416,539
End of period (including undistributed net investment income of $68,609 and undistributed net investment income of $131,430, respectively)	$ 10,998,551	$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Income from Investment Operations
Net investment income (loss) C	.53 F	.34	.41	.42	.31
Net realized and unrealized gain (loss)	(.67)	7.97	2.11	(2.52)	3.51
Total from investment operations	(.14)	8.31	2.52	(2.10)	3.82
Distributions from net investment income	(.33)	(.45)	(.29)	(.38)	(.28)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.65) I	(.48)	(.29)	(.54)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Total ReturnA, B	(.36)%	26.59%	8.70%	(6.71)%	13.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.35%	1.34%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.35%	1.34%	1.29%	1.33%
Expenses net of all reductions	1.28%	1.33%	1.31%	1.25%	1.28%
Net investment income (loss)	1.35% F	.97%	1.41%	1.31%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 347	$ 299	$ 320	$ 392
Portfolio turnover rate E	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Income from Investment Operations
Net investment income (loss) C	.44 F	.26	.34	.34	.23
Net realized and unrealized gain (loss)	(.68)	7.92	2.09	(2.51)	3.48
Total from investment operations	(.24)	8.18	2.43	(2.17)	3.71
Distributions from net investment income	(.25)	(.34)	(.19)	(.30)	(.21)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.56)	(.37)	(.19)	(.46)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Total ReturnA, B	(.60)%	26.31%	8.41%	(6.96)%	13.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.51%	1.59%	1.59%	1.56%	1.60%
Expenses net of fee waivers, if any	1.51%	1.59%	1.59%	1.55%	1.60%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.56%
Net investment income (loss)	1.11% F	.73%	1.16%	1.05%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 53	$ 46	$ 61	$ 92
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Income from Investment Operations
Net investment income (loss) C	.22 F	.08	.19	.17	.08
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.48)	3.44
Total from investment operations	(.44)	7.98	2.28	(2.31)	3.52
Distributions from net investment income	(.01)	(.15)	(.02)	(.12)	(.06)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.32)	(.18)	(.02)	(.27) I	(.10)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Total ReturnA, B	(1.12)%	25.64%	7.85%	(7.39)%	12.52%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of fee waivers, if any	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of all reductions	2.05%	2.08%	2.06%	2.02%	2.08%
Net investment income (loss)	.57% F	.22%	.66%	.54%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 5	$ 7	$ 8	$ 10	$ 14
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Income from Investment Operations
Net investment income (loss) C	.23 F	.08	.19	.18	.09
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.49)	3.45
Total from investment operations	(.43)	7.98	2.28	(2.31)	3.54
Distributions from net investment income	(.08)	(.20)	(.04)	(.14)	(.05)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.39)	(.23)	(.04)	(.29) I	(.09)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Total ReturnA, B	(1.10)%	25.65%	7.86%	(7.37)%	12.54%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.10%	2.09%	2.05%	2.09%
Expenses net of fee waivers, if any	2.03%	2.09%	2.09%	2.04%	2.09%
Expenses net of all reductions	2.02%	2.07%	2.06%	2.00%	2.05%
Net investment income (loss)	.60% F	.23%	.66%	.56%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 36	$ 30	$ 33	$ 44
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.51	.53	.40
Net realized and unrealized gain (loss)	(.68)	8.02	2.12	(2.54)	3.54
Total from investment operations	(.01)	8.49	2.63	(2.01)	3.94
Distributions from net investment income	(.47)	(.55)	(.41)	(.48)	(.35)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.78)	(.58)	(.41)	(.64)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Total ReturnA	(.01)%	27.03%	9.03%	(6.39)%	13.76%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.01%	.97%	1.05%
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	.96%	1.05%
Expenses net of all reductions	.93%	.98%	.98%	.92%	1.00%
Net investment income (loss)	1.69% E	1.32%	1.73%	1.64%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 7,464	$ 7,800	$ 5,965	$ 6,806	$ 8,133
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Income from Investment Operations
Net investment income (loss) B	.72 E	.52	.57	.58	.46
Net realized and unrealized gain (loss)	(.67)	8.01	2.11	(2.54)	3.53
Total from investment operations	.05	8.53	2.68	(1.96)	3.99
Distributions from net investment income	(.53)	(.61)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.84)	(.64)	(.47)	(.70) H	(.45)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Total ReturnA	.13%	27.23%	9.24%	(6.24)%	13.96%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.85%	.83%	.80%	.84%
Expenses net of fee waivers, if any	.80%	.85%	.83%	.79%	.84%
Expenses net of all reductions	.79%	.83%	.80%	.75%	.79%
Net investment income (loss)	1.83% E	1.47%	1.91%	1.81%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,464	$ 2,576	$ 1,776	$ 1,245	$ 1,078
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.52	.54	.41
Net realized and unrealized gain (loss)	(.68)	8.01	2.11	(2.55)	3.55
Total from investment operations	(.01)	8.48	2.63	(2.01)	3.96
Distributions from net investment income	(.48)	(.56)	(.41)	(.50)	(.38)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.79)	(.59)	(.41)	(.65) H	(.42)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Total ReturnA	(.01)%	27.03%	9.07%	(6.39)%	13.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.00%	.95%	.99%
Expenses net of fee waivers, if any	.93%	1.00%	1.00%	.94%	.99%
Expenses net of all reductions	.93%	.97%	.97%	.90%	.95%
Net investment income (loss)	1.69% E	1.33%	1.75%	1.66%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$ 650	$ 476	$ 294	$ 278	$ 319
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.72 G	.07
Net realized and unrealized gain (loss)	(.68)	2.48
Total from investment operations	.04	2.55
Distributions from net investment income	(.54)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.85)	-
Redemption fees added to paid in capital D, J	-	-
Net asset value, end of period	$ 38.96	$ 39.77
Total ReturnB, C	.12%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.80%	.85%A
Expenses net of fee waivers, if any	.80%	.85%A
Expenses net of all reductions	.79%	.83%A
Net investment income (loss)	1.83% G	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,125	$ 107
Portfolio turnover rateF	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,714,728
Gross unrealized depreciation	(439,338)
Net unrealized appreciation (depreciation) on securities	$ 1,275,390

Tax Cost	$ 9,771,538

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,892
Capital loss carryforward	$ (227,245)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,273,334

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (227,245)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 224,912	$ 154,444

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,266 and a change in net unrealized appreciation (depreciation) of $20,360 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,348,453 and $6,576,338, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 813	$ 6
Class T	.25%	.25%	255	1
Class B	.75%	.25%	58	44
Class C	.75%	.25%	382	44
			$ 1,508	$ 95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 59
Class T	7
Class B*	3
Class C*	5
$ 74

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 904.28
Class T	134.26
Class B	18.30
Class C	105.28
International Discovery	14,295.18
Class K	1,219.05
Institutional Class	1,088.18
Class Z	8.05
	$ 17,771

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit - continued

of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,278, including $7 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 2,857	$ 4,138
Class T	344	492
Class B	2	34
Class C	79	186
International Discovery	93,065	101,466
Class K	33,983	34,651
Institutional Class	5,936	5,064
Class Z	60	-
Total	$ 136,326	$ 146,031
From net realized gain	2014	2013
Class A	$ 2,660	$ 297
Class T	423	46
Class B	52	7
Class C	295	30
International Discovery	61,190	5,914
Class K	20,093	1,827
Institutional Class	3,838	292
Class Z	35	-
Total	$ 88,586	$ 8,413

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	1,382	1,772	$ 54,489	$ 62,186
Reinvestment of distributions	137	132	5,280	4,249
Shares redeemed	(2,632)	(2,553)	(104,067)	(88,988)
Net increase (decrease)	(1,113)	(649)	$ (44,298)	$ (22,553)
Class T
Shares sold	200	227	$ 7,804	$ 7,911
Reinvestment of distributions	19	16	736	512
Shares redeemed	(311)	(347)	(12,118)	(11,997)
Net increase (decrease)	(92)	(104)	$ (3,578)	$ (3,574)
Class B
Shares sold	6	4	$ 233	$ 137
Reinvestment of distributions	1	1	51	39
Shares redeemed	(58)	(75)	(2,266)	(2,570)
Net increase (decrease)	(51)	(70)	$ (1,982)	$ (2,394)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class C
Shares sold	232	184	$ 9,059	$ 6,532
Reinvestment of distributions	9	6	337	193
Shares redeemed	(250)	(207)	(9,726)	(7,250)
Net increase (decrease)	(9)	(17)	$ (330)	$ (525)
International Discovery
Shares sold	28,809	37,338	$ 1,144,588	$ 1,332,523
Reinvestment of distributions	3,813	3,176	148,138	102,608
Shares redeemed	(37,231)	(31,569)	(1,476,965)	(1,103,313)
Net increase (decrease)	(4,609)	8,945	$ (184,239)	$ 331,818
Class K
Shares sold	15,775	19,989	$ 628,261	$ 699,723
Reinvestment of distributions	1,396	1,132	54,076	36,478
Shares redeemed	(18,729)	(12,053)	(741,205)	(423,712)
Net increase (decrease)	(1,558)	9,068	$ (58,868)	$ 312,489
Institutional Class
Shares sold	10,468	4,893	$ 410,346	$ 175,669
Reinvestment of distributions	91	68	3,529	2,182
Shares redeemed	(5,852)	(2,219)	(225,868)	(78,500)
Net increase (decrease)	4,707	2,742	$ 188,007	$ 99,351
Class Z
Shares sold	993	3	$ 39,070	$ 100
Reinvestment of distributions	2	-	95	-
Shares redeemed	(96)	-	(3,785)	-
Net increase (decrease)	899	3	$ 35,380	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

International Discovery Fund, designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Discovery Fund designates 68% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/09/13	$0.4153	$0.0365

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, Class Z, the retail class, and Class K ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-UANN-1214
1.807257.110

Fidelity®

International Discovery

Fund -
Class K

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class KA,B	0.13%	8.26%	7.16%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the year, the fund's Class K shares returned 0.13%, versus -0.48% for its benchmark, the MSCI EAFE Index. Security selection helped relative performance, particularly in health care, information technology and financials. The fund also benefited from out-of-index investments in the U.S. and emerging markets. Top individual contributors included U.K.-listed Hikma Pharmaceuticals, a Jordan-based company that specializes in injectable drugs. Its stock received a boost from U.S. market-share gains. Shares of pharmaceuticals company Actavis benefited from successful recent acquisitions and the tax advantage of its Ireland domicile. By contrast, security selection in industrials and consumer discretionary and in Europe ex U.K. detracted versus the index. In terms of individual disappointments, not owning Switzerland-based pharmaceuticals giant and index component Novartis hurt relative performance, as the company's strong patent portfolio and product pipeline drove sales growth and the stock gain. An overweighting in ORIX, a high-quality diversified financials conglomerate in Japan, also detracted from results, as the weak local economy pressured near-term earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 981.00	$ 6.34
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.50%
Actual		$ 1,000.00	$ 979.90	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.04%
Actual		$ 1,000.00	$ 977.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.02%
Actual		$ 1,000.00	$ 977.30	$ 10.07
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
International Discovery	.92%
Actual		$ 1,000.00	$ 982.60	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Class K	.79%
Actual		$ 1,000.00	$ 983.10	$ 3.95
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.93%
Actual		$ 1,000.00	$ 982.60	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Class Z	.81%
Actual		$ 1,000.00	$ 983.30	$ 4.05
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 17.1%
United Kingdom 14.9%
United States of America* 9.2%
Germany 6.7%
Switzerland 6.0%
France 5.1%
Australia 4.3%
Sweden 4.1%
India 3.2%
Other 29.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 16.3%
United Kingdom 14.4%
Germany 10.3%
United States of America* 9.5%
France 8.9%
Switzerland 5.5%
Sweden 5.2%
Spain 3.0%
Netherlands 2.7%
Other 24.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.5	96.0
Other Investments	0.1	0.1
Short-Term Investments and Net Other Assets (Liabilities)	2.4	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5	2.3
Total SA (France, Oil, Gas & Consumable Fuels)	1.9	2.0
Australia & New Zealand Banking Group Ltd. (Australia, Banks)	1.7	1.8
Bayer AG (Germany, Pharmaceuticals)	1.6	1.8
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.4	0.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.3	1.0
Actavis PLC (Ireland, Pharmaceuticals)	1.3	0.5
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	0.8
Japan Tobacco, Inc. (Japan, Tobacco)	1.2	1.1
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.2	1.1
	15.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.7	21.1
Health Care	14.9	12.4
Consumer Discretionary	12.9	14.8
Information Technology	10.7	8.3
Consumer Staples	10.7	8.4
Industrials	10.4	14.6
Energy	5.6	3.5
Materials	4.7	5.4
Telecommunication Services	3.9	5.1
Utilities	0.2	0.2

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (000s)
Australia - 4.3%
Ansell Ltd.	2,499,254	$ 43,839
Asaleo Care Ltd. (a)	23,409,115	41,813
Australia & New Zealand Banking Group Ltd.	6,493,040	192,133
G8 Education Ltd.	5,831,484	25,767
Greencross Ltd.	1,186,547	8,960
Ramsay Health Care Ltd.	1,215,729	56,201
Regis Healthcare Ltd. (a)	4,596,817	17,433
Spotless Group Holdings Ltd.	18,983,369	32,120
Woodside Petroleum Ltd.	1,705,042	60,564
TOTAL AUSTRALIA		478,830
Austria - 0.2%
Andritz AG	455,300	21,978
Bailiwick of Jersey - 1.9%
Glencore Xstrata PLC	9,661,966	49,445
MySale Group PLC (f)	8,571,600	26,053
Shire PLC	1,110,100	74,484
Wolseley PLC	1,030,400	54,675
TOTAL BAILIWICK OF JERSEY		204,657
Belgium - 1.9%
Anheuser-Busch InBev SA NV	1,183,927	131,291
Arseus NV	252,964	10,112
KBC Groupe SA (a)	1,328,201	71,155
TOTAL BELGIUM		212,558
Bermuda - 1.1%
BW Offshore Ltd.	8,689,300	10,654
Noble Group Ltd.	22,526,000	20,969
PAX Global Technology Ltd. (a)(f)	66,294,000	71,203
Travelport Worldwide Ltd. (e)	1,324,600	19,140
TOTAL BERMUDA		121,966
Canada - 3.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,346,700	45,705
Constellation Software, Inc.	266,500	75,075
First Quantum Minerals Ltd. (e)	1,164,300	17,562
Imperial Oil Ltd.	1,205,500	58,005
Potash Corp. of Saskatchewan, Inc.	813,500	27,767
PrairieSky Royalty Ltd. (e)	1,530,400	47,118
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
Suncor Energy, Inc.	1,036,600	$ 36,808
TransForce, Inc. (e)	1,412,400	34,538
TOTAL CANADA		342,578
Cayman Islands - 2.1%
Alibaba Group Holding Ltd. sponsored ADR	927,200	91,422
Baidu.com, Inc. sponsored ADR (a)	175,200	41,833
ENN Energy Holdings Ltd.	3,266,000	21,191
Greatview Aseptic Pack Co. Ltd.	26,392,000	17,374
Sands China Ltd.	3,748,400	23,379
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	841,400	31,721
TOTAL CAYMAN ISLANDS		226,920
China - 0.0%
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	485,600	1,526
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	1,645,837	22,186
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	529,830	479
Denmark - 2.0%
ISS Holdings A/S (a)	384,000	10,706
Novo Nordisk A/S Series B	2,298,245	103,887
Pandora A/S	514,000	43,270
Vestas Wind Systems A/S (a)	1,874,500	62,741
TOTAL DENMARK		220,604
Finland - 0.8%
Sampo Oyj (A Shares)	1,739,800	83,219
France - 5.1%
Atos Origin SA	531,441	36,689
AXA SA	1,839,400	42,436
BNP Paribas SA	1,039,745	65,330
Bureau Veritas SA	737,700	18,239
Havas SA	5,933,668	47,961
Numericable Group SA (e)	483,713	17,882
Numericable Group SA rights 11/12/14 (a)(e)	483,713	14,342
Rexel SA	1,107,782	18,609
Schneider Electric SA	798,800	62,944
SR Teleperformance SA	297,200	18,719
Total SA	3,562,400	212,687
TOTAL FRANCE		555,838
Common Stocks - continued
	Shares	Value (000s)
Germany - 5.7%
Aareal Bank AG	1,044,895	$ 44,743
Bayer AG	1,224,000	174,016
Continental AG	306,500	60,168
Drillisch AG	2,022,600	70,184
GEA Group AG	1,508,060	69,347
KION Group AG	1,429,749	51,995
LEG Immobilien AG	610,854	42,140
Siemens AG	727,119	82,014
Symrise AG	500,800	28,163
TOTAL GERMANY		622,770
Hong Kong - 2.2%
AIA Group Ltd.	22,053,600	123,068
Techtronic Industries Co. Ltd.	39,683,000	124,232
TOTAL HONG KONG		247,300
India - 3.2%
Bharti Infratel Ltd.	11,032,464	52,872
Container Corp. of India Ltd.	470,441	10,379
Housing Development Finance Corp. Ltd.	7,555,494	136,069
Info Edge India Ltd.	1,609,886	22,122
Lupin Ltd.	2,986,357	69,144
The Jammu & Kashmir Bank Ltd.	7,127,060	16,146
Titan Co. Ltd. (a)	2,240,879	14,720
Yes Bank Ltd.	3,138,775	35,543
TOTAL INDIA		356,995
Indonesia - 0.8%
PT Bank Central Asia Tbk	41,701,500	45,018
PT Bank Rakyat Indonesia Tbk	44,669,800	40,935
TOTAL INDONESIA		85,953
Ireland - 2.8%
Actavis PLC (a)	586,200	142,294
Bank of Ireland (a)	63,590,200	25,142
Glanbia PLC	2,424,800	34,215
James Hardie Industries PLC CDI	3,230,390	34,457
Kerry Group PLC Class A	1,035,200	70,299
TOTAL IRELAND		306,407
Italy - 1.0%
De Longhi SpA	2,375,100	46,372
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Telecom Italia SpA (a)(e)	42,790,100	$ 48,493
World Duty Free SpA (a)	2,253,904	19,079
TOTAL ITALY		113,944
Japan - 17.1%
ABC-MART, Inc.	398,400	22,972
ACOM Co. Ltd. (a)	7,381,200	24,603
Aozora Bank Ltd.	11,251,000	39,546
Astellas Pharma, Inc.	10,267,800	159,361
Coca-Cola Central Japan Co. Ltd.	1,597,500	28,744
Dentsu, Inc.	899,500	33,443
Don Quijote Holdings Co. Ltd.	898,200	53,816
Hitachi Ltd.	6,659,000	52,323
Hoya Corp.	2,822,900	99,894
Japan Exchange Group, Inc.	2,358,200	58,498
Japan Tobacco, Inc.	3,948,700	134,726
KDDI Corp.	1,626,800	106,831
Keyence Corp.	304,060	147,342
NEC Corp.	26,163,000	92,522
Nippon Kanzai Co. Ltd.	8,000	209
Olympus Corp. (a)	1,501,000	53,894
OMRON Corp.	2,083,000	98,598
ORIX Corp.	5,463,900	75,840
Park24 Co. Ltd.	1,342,800	20,319
Rakuten, Inc.	5,927,100	66,837
Santen Pharmaceutical Co. Ltd.	583,800	34,845
Seven & i Holdings Co., Ltd.	2,748,600	107,350
Seven Bank Ltd.	17,781,300	74,262
Ship Healthcare Holdings, Inc.	1,076,700	25,201
SoftBank Corp.	1,575,100	114,666
Sundrug Co. Ltd.	825,500	39,878
Toshiba Plant Systems & Services Corp.	1,771,500	29,652
Tsuruha Holdings, Inc.	1,212,600	71,593
VT Holdings Co. Ltd.	3,967,000	15,667
TOTAL JAPAN		1,883,432
Korea (South) - 0.7%
Naturalendo Tech Co. Ltd.	167,866	8,765
NAVER Corp.	65,859	46,217
Samsung SDI Co. Ltd.	200,556	23,519
TOTAL KOREA (SOUTH)		78,501
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - 0.6%
Altice SA	759,700	$ 47,306
Grand City Properties SA (a)	1,543,962	19,783
TOTAL LUXEMBOURG		67,089
Marshall Islands - 0.1%
Hoegh LNG Partners LP	591,451	12,426
Netherlands - 2.5%
AEGON NV	5,028,800	40,987
AerCap Holdings NV (a)	1,672,000	72,464
IMCD Group BV	1,902,200	52,442
ING Groep NV (Certificaten Van Aandelen) (a)	3,830,600	54,856
LyondellBasell Industries NV Class A	8,700	797
Royal DSM NV	787,237	49,292
TOTAL NETHERLANDS		270,838
New Zealand - 0.7%
EBOS Group Ltd.	4,569,842	34,090
Ryman Healthcare Group Ltd.	7,311,565	43,258
TOTAL NEW ZEALAND		77,348
Philippines - 0.7%
Alliance Global Group, Inc.	77,786,166	43,752
SM Investments Corp.	1,681,790	29,306
TOTAL PHILIPPINES		73,058
Portugal - 0.2%
CTT Correios de Portugal SA	2,226,700	20,621
Singapore - 0.2%
Ezion Holdings Ltd.	15,127,200	17,814
South Africa - 0.4%
Naspers Ltd. Class N	369,200	45,947
Spain - 2.6%
Amadeus IT Holding SA Class A	2,349,200	86,256
Atresmedia Corporacion de Medios de Comunicacion SA	1,515,400	22,200
Banco Bilbao Vizcaya Argentaria SA	4,806,144	53,756
Criteria CaixaCorp SA	10,039,365	54,739
Inditex SA	2,408,395	67,650
TOTAL SPAIN		284,601
Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,357,200	124,849
H&M Hennes & Mauritz AB (B Shares)	1,057,821	42,074
Common Stocks - continued
	Shares	Value (000s)
Sweden - continued
HEXPOL AB (B Shares)	341,200	$ 30,173
Intrum Justitia AB	1,211,317	35,991
Nordea Bank AB	9,576,600	122,818
Svenska Cellulosa AB (SCA) (B Shares)	1,118,800	25,015
Svenska Handelsbanken AB (A Shares)	1,425,600	67,977
TOTAL SWEDEN		448,897
Switzerland - 6.0%
Clariant AG (Reg.)	2,358,150	41,053
Compagnie Financiere Richemont SA Series A	530,511	44,634
Lonza Group AG	521,951	57,449
Partners Group Holding AG	230,056	61,151
Roche Holding AG (participation certificate)	926,232	273,335
Schindler Holding AG (participation certificate)	194,920	27,228
Sonova Holding AG Class B	339,424	52,846
UBS AG	6,126,361	106,526
TOTAL SWITZERLAND		664,222
Taiwan - 0.3%
ECLAT Textile Co. Ltd.	94,607	901
Merida Industry Co. Ltd.	4,995,900	34,456
TOTAL TAIWAN		35,357
Turkey - 0.1%
Logo Yazilim Sanayi Ve Ticar (a)	1,125,049	13,211
United Arab Emirates - 0.1%
Emaar Malls Group PJSC (a)	7,174,619	6,270
United Kingdom - 14.9%
Aberdeen Asset Management PLC	5,975,132	41,484
Advanced Computer Software Group PLC	5,750,200	9,934
Al Noor Hospitals Group PLC	2,487,400	40,547
Anglo American PLC (United Kingdom)	1,316,500	27,796
Associated British Foods PLC	791,000	34,848
B&M European Value Retail S.A.	6,402,976	25,479
BG Group PLC	6,766,700	112,774
BHP Billiton PLC	4,625,988	119,520
British American Tobacco PLC (United Kingdom)	2,261,200	128,159
BTG PLC (a)	1,152,900	13,924
Bunzl PLC	1,143,100	30,995
Diageo PLC	3,650,857	107,672
Exova Group Ltd. PLC (a)	4,302,877	11,684
Galiform PLC	5,687,600	31,144
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Hikma Pharmaceuticals PLC	3,032,490	$ 91,928
ITV PLC	14,738,700	47,862
Jazztel PLC (a)	2,320,066	37,040
Liberty Global PLC:
Class A (a)	677,800	30,820
Class C	677,800	30,142
Lloyds Banking Group PLC (a)	54,946,900	67,853
London Stock Exchange Group PLC	3,415,236	110,087
Melrose PLC	11,027,800	45,179
Next PLC	774,844	79,887
Persimmon PLC	1,505,600	35,236
Poundland Group PLC (a)	3,906,035	19,683
Reckitt Benckiser Group PLC	788,600	66,230
Rex Bionics PLC (a)(f)	1,328,936	3,518
Rotork PLC	717,800	29,338
SABMiller PLC	1,107,300	62,440
St. James's Place Capital PLC	5,676,000	67,645
Taylor Wimpey PLC	12,002,700	22,734
The Restaurant Group PLC	1,992,100	21,558
Ultra Electronics Holdings PLC	614,667	17,158
Vodafone Group PLC	2,127,096	7,074
Zoopla Property Group PLC	2,595,500	8,603
TOTAL UNITED KINGDOM		1,637,975
United States of America - 3.9%
Chevron Corp.	560,500	67,232
Constellation Brands, Inc. Class A (sub. vtg.) (a)	505,400	46,264
Google, Inc.:
Class A (a)	90,700	51,506
Class C (a)	90,700	50,709
Las Vegas Sands Corp.	177,700	11,064
McGraw Hill Financial, Inc.	1,415,500	128,074
Visa, Inc. Class A	301,900	72,888
TOTAL UNITED STATES OF AMERICA		427,737
TOTAL COMMON STOCKS (Cost $8,985,470)		10,292,052
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG	514,100	109,554
Nonconvertible Preferred Stocks - continued
	Shares	Value (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC	227,278,350	$ 364
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $113,684)		109,918
Government Obligations - 0.1%
		Principal Amount (000s) (d)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 11/13/14 to 1/29/15 (i) (Cost $11,590)		$ 11,590	11,590
Preferred Securities - 0.1%

Ireland - 0.1%
Baggot Securities Ltd. 10.24% (g)(h) (Cost $14,037)	EUR	9,140	12,947
Money Market Funds - 5.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	567,797,475	567,797
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	52,624,430	52,624
TOTAL MONEY MARKET FUNDS (Cost $620,421)		620,421
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,745,202)		11,046,928
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(48,377)
NET ASSETS - 100%		$ 10,998,551
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
3,792 CME Nikkei 225 Index Contracts (United States)	Dec. 2014	$ 323,647	$ 24,598

The face value of futures purchased as a percentage of net assets is 2.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,947,000 or 0.1% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,590,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 600
Fidelity Securities Lending Cash Central Fund	5,278
Total	$ 5,878
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MySale Group PLC	$ -	$ 32,521	$ -	$ -	$ 26,053
PAX Global Technology Ltd.	-	39,641	3,956	-	71,203
Rex Bionics PLC	-	4,037	-	-	3,518
Total	$ -	$ 76,199	$ 3,956	$ -	$ 100,774
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,445,431	$ 1,029,241	$ 416,190	$ -
Consumer Staples	1,177,768	385,016	792,752	-
Energy	636,082	232,243	403,839	-
Financials	2,262,497	1,051,716	1,210,781	-
Health Care	1,634,986	714,402	920,584	-
Industrials	1,109,082	840,362	268,720	-
Information Technology	1,181,932	597,928	584,004	-
Materials	495,841	296,694	199,147	-
Telecommunication Services	437,160	107,224	329,936	-
Utilities	21,191	-	21,191	-
Government Obligations	11,590	-	11,590	-
Preferred Securities	12,947	-	12,947	-
Money Market Funds	620,421	620,421	-	-
Total Investments in Securities:	$ 11,046,928	$ 5,875,247	$ 5,171,681	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 24,598	$ 24,598	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 1,082,136
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 24,598	$ -
Total Value of Derivatives	$ 24,598	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $50,476) - See accompanying schedule: Unaffiliated issuers (cost $9,050,379)	$ 10,325,733
Fidelity Central Funds (cost $620,421)	620,421
Other affiliated issuers (cost $74,402)	100,774
Total Investments (cost $9,745,202)		$ 11,046,928
Receivable for investments sold		41,866
Receivable for fund shares sold		6,258
Dividends receivable		19,075
Distributions receivable from Fidelity Central Funds		78
Receivable for daily variation margin for derivative instruments		23,890
Prepaid expenses		36
Other receivables		3,818
Total assets		11,141,949

Liabilities
Payable for investments purchased	$ 408
Payable for fund shares redeemed	73,445
Accrued management fee	6,840
Distribution and service plan fees payable	112
Other affiliated payables	1,580
Other payables and accrued expenses	8,389
Collateral on securities loaned, at value	52,624
Total liabilities		143,398

Net Assets		$ 10,998,551
Net Assets consist of:
Paid in capital		$ 9,891,341
Undistributed net investment income		68,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(278,180)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,316,781
Net Assets		$ 10,998,551

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($296,718.26 ÷ 7,667.518 shares)	$ 38.70

Maximum offering price per share (100/94.25 of $38.70)	$ 41.06
Class T: Net Asset Value and redemption price per share ($48,545.20 ÷ 1,263.274 shares)	$ 38.43

Maximum offering price per share (100/96.50 of $38.43)	$ 39.82
Class B: Net Asset Value and offering price per share ($4,616.85 ÷ 120.484 shares)A	$ 38.32

Class C: Net Asset Value and offering price per share ($35,346.11 ÷ 924.200 shares)A	$ 38.25

International Discovery: Net Asset Value, offering price and redemption price per share ($7,464,021.58 ÷ 191,244.937 shares)	$ 39.03

Class K: Net Asset Value, offering price and redemption price per share ($2,464,322.23 ÷ 63,228.753 shares)	$ 38.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($649,855.06 ÷ 16,682.058 shares)	$ 38.96

Class Z: Net Asset Value, offering price and redemption price per share ($35,125.45 ÷ 901.567 shares)	$ 38.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 259,008
Special dividends		63,816
Interest		64
Income from Fidelity Central Funds		5,878
Income before foreign taxes withheld		328,766
Less foreign taxes withheld		(23,208)
Total income		305,558

Expenses
Management fee Basic fee	$ 80,931
Performance adjustment	2,685
Transfer agent fees	17,771
Distribution and service plan fees	1,508
Accounting and security lending fees	1,856
Custodian fees and expenses	1,542
Independent trustees' compensation	48
Registration fees	223
Audit	116
Legal	40
Miscellaneous	85
Total expenses before reductions	106,805
Expense reductions	(345)	106,460
Net investment income (loss)		199,098
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	740,761
Other affiliated issuers	2,158
Foreign currency transactions	(1,181)
Futures contracts	16,266
Total net realized gain (loss)		758,004
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,503)	(978,230)
Assets and liabilities in foreign currencies	(886)
Futures contracts	20,360
Total change in net unrealized appreciation (depreciation)		(958,756)
Net gain (loss)		(200,752)
Net increase (decrease) in net assets resulting from operations		$ (1,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 199,098	$ 129,203
Net realized gain (loss)	758,004	725,376
Change in net unrealized appreciation (depreciation)	(958,756)	1,463,372
Net increase (decrease) in net assets resulting from operations	(1,654)	2,317,951
Distributions to shareholders from net investment income	(136,326)	(146,031)
Distributions to shareholders from net realized gain	(88,586)	(8,413)
Total distributions	(224,912)	(154,444)
Share transactions - net increase (decrease)	(69,908)	714,712
Redemption fees	139	128
Total increase (decrease) in net assets	(296,335)	2,878,347

Net Assets
Beginning of period	11,294,886	8,416,539
End of period (including undistributed net investment income of $68,609 and undistributed net investment income of $131,430, respectively)	$ 10,998,551	$ 11,294,886

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.49	$ 31.66	$ 29.43	$ 32.07	$ 28.57
Income from Investment Operations
Net investment income (loss) C	.53 F	.34	.41	.42	.31
Net realized and unrealized gain (loss)	(.67)	7.97	2.11	(2.52)	3.51
Total from investment operations	(.14)	8.31	2.52	(2.10)	3.82
Distributions from net investment income	(.33)	(.45)	(.29)	(.38)	(.28)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.65) I	(.48)	(.29)	(.54)	(.32)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.70	$ 39.49	$ 31.66	$ 29.43	$ 32.07
Total ReturnA, B	(.36)%	26.59%	8.70%	(6.71)%	13.43%
Ratios to Average Net Assets D, G
Expenses before reductions	1.28%	1.35%	1.34%	1.30%	1.33%
Expenses net of fee waivers, if any	1.28%	1.35%	1.34%	1.29%	1.33%
Expenses net of all reductions	1.28%	1.33%	1.31%	1.25%	1.28%
Net investment income (loss)	1.35% F	.97%	1.41%	1.31%	1.06%
Supplemental Data
Net assets, end of period (in millions)	$ 297	$ 347	$ 299	$ 320	$ 392
Portfolio turnover rate E	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.23	$ 31.42	$ 29.18	$ 31.81	$ 28.35
Income from Investment Operations
Net investment income (loss) C	.44 F	.26	.34	.34	.23
Net realized and unrealized gain (loss)	(.68)	7.92	2.09	(2.51)	3.48
Total from investment operations	(.24)	8.18	2.43	(2.17)	3.71
Distributions from net investment income	(.25)	(.34)	(.19)	(.30)	(.21)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.56)	(.37)	(.19)	(.46)	(.25)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.43	$ 39.23	$ 31.42	$ 29.18	$ 31.81
Total ReturnA, B	(.60)%	26.31%	8.41%	(6.96)%	13.14%
Ratios to Average Net Assets D, G
Expenses before reductions	1.51%	1.59%	1.59%	1.56%	1.60%
Expenses net of fee waivers, if any	1.51%	1.59%	1.59%	1.55%	1.60%
Expenses net of all reductions	1.51%	1.57%	1.56%	1.51%	1.56%
Net investment income (loss)	1.11% F	.73%	1.16%	1.05%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 49	$ 53	$ 46	$ 61	$ 92
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.08	$ 31.28	$ 29.02	$ 31.60	$ 28.18
Income from Investment Operations
Net investment income (loss) C	.22 F	.08	.19	.17	.08
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.48)	3.44
Total from investment operations	(.44)	7.98	2.28	(2.31)	3.52
Distributions from net investment income	(.01)	(.15)	(.02)	(.12)	(.06)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.32)	(.18)	(.02)	(.27) I	(.10)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.32	$ 39.08	$ 31.28	$ 29.02	$ 31.60
Total ReturnA, B	(1.12)%	25.64%	7.85%	(7.39)%	12.52%
Ratios to Average Net Assets D, G
Expenses before reductions	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of fee waivers, if any	2.06%	2.10%	2.09%	2.06%	2.12%
Expenses net of all reductions	2.05%	2.08%	2.06%	2.02%	2.08%
Net investment income (loss)	.57% F	.22%	.66%	.54%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 5	$ 7	$ 8	$ 10	$ 14
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.07	$ 31.32	$ 29.08	$ 31.68	$ 28.23
Income from Investment Operations
Net investment income (loss) C	.23 F	.08	.19	.18	.09
Net realized and unrealized gain (loss)	(.66)	7.90	2.09	(2.49)	3.45
Total from investment operations	(.43)	7.98	2.28	(2.31)	3.54
Distributions from net investment income	(.08)	(.20)	(.04)	(.14)	(.05)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.39)	(.23)	(.04)	(.29) I	(.09)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 38.25	$ 39.07	$ 31.32	$ 29.08	$ 31.68
Total ReturnA, B	(1.10)%	25.65%	7.86%	(7.37)%	12.54%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.10%	2.09%	2.05%	2.09%
Expenses net of fee waivers, if any	2.03%	2.09%	2.09%	2.04%	2.09%
Expenses net of all reductions	2.02%	2.07%	2.06%	2.00%	2.05%
Net investment income (loss)	.60% F	.23%	.66%	.56%	.30%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 36	$ 30	$ 33	$ 44
Portfolio turnover rateE	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.82	$ 31.91	$ 29.69	$ 32.34	$ 28.79
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.51	.53	.40
Net realized and unrealized gain (loss)	(.68)	8.02	2.12	(2.54)	3.54
Total from investment operations	(.01)	8.49	2.63	(2.01)	3.94
Distributions from net investment income	(.47)	(.55)	(.41)	(.48)	(.35)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.78)	(.58)	(.41)	(.64)	(.39)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 39.03	$ 39.82	$ 31.91	$ 29.69	$ 32.34
Total ReturnA	(.01)%	27.03%	9.03%	(6.39)%	13.76%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.01%	.97%	1.05%
Expenses net of fee waivers, if any	.93%	1.00%	1.01%	.96%	1.05%
Expenses net of all reductions	.93%	.98%	.98%	.92%	1.00%
Net investment income (loss)	1.69% E	1.32%	1.73%	1.64%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$ 7,464	$ 7,800	$ 5,965	$ 6,806	$ 8,133
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.66	$ 32.32	$ 28.78
Income from Investment Operations
Net investment income (loss) B	.72 E	.52	.57	.58	.46
Net realized and unrealized gain (loss)	(.67)	8.01	2.11	(2.54)	3.53
Total from investment operations	.05	8.53	2.68	(1.96)	3.99
Distributions from net investment income	(.53)	(.61)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.84)	(.64)	(.47)	(.70) H	(.45)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.97	$ 39.76	$ 31.87	$ 29.66	$ 32.32
Total ReturnA	.13%	27.23%	9.24%	(6.24)%	13.96%
Ratios to Average Net Assets C, F
Expenses before reductions	.80%	.85%	.83%	.80%	.84%
Expenses net of fee waivers, if any	.80%	.85%	.83%	.79%	.84%
Expenses net of all reductions	.79%	.83%	.80%	.75%	.79%
Net investment income (loss)	1.83% E	1.47%	1.91%	1.81%	1.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,464	$ 2,576	$ 1,776	$ 1,245	$ 1,078
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 39.76	$ 31.87	$ 29.65	$ 32.31	$ 28.77
Income from Investment Operations
Net investment income (loss) B	.67 E	.47	.52	.54	.41
Net realized and unrealized gain (loss)	(.68)	8.01	2.11	(2.55)	3.55
Total from investment operations	(.01)	8.48	2.63	(2.01)	3.96
Distributions from net investment income	(.48)	(.56)	(.41)	(.50)	(.38)
Distributions from net realized gain	(.31)	(.03)	-	(.16)	(.04)
Total distributions	(.79)	(.59)	(.41)	(.65) H	(.42)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 38.96	$ 39.76	$ 31.87	$ 29.65	$ 32.31
Total ReturnA	(.01)%	27.03%	9.07%	(6.39)%	13.84%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	1.00%	1.00%	.95%	.99%
Expenses net of fee waivers, if any	.93%	1.00%	1.00%	.94%	.99%
Expenses net of all reductions	.93%	.97%	.97%	.90%	.95%
Net investment income (loss)	1.69% E	1.33%	1.75%	1.66%	1.40%
Supplemental Data
Net assets, end of period (in millions)	$ 650	$ 476	$ 294	$ 278	$ 319
Portfolio turnover rateD	57%	65%	68%	75%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.77	$ 37.22
Income from Investment Operations
Net investment income (loss) D	.72 G	.07
Net realized and unrealized gain (loss)	(.68)	2.48
Total from investment operations	.04	2.55
Distributions from net investment income	(.54)	-
Distributions from net realized gain	(.31)	-
Total distributions	(.85)	-
Redemption fees added to paid in capital D, J	-	-
Net asset value, end of period	$ 38.96	$ 39.77
Total ReturnB, C	.12%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.80%	.85%A
Expenses net of fee waivers, if any	.80%	.85%A
Expenses net of all reductions	.79%	.83%A
Net investment income (loss)	1.83% G	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,125	$ 107
Portfolio turnover rateF	57%	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,714,728
Gross unrealized depreciation	(439,338)
Net unrealized appreciation (depreciation) on securities	$ 1,275,390

Tax Cost	$ 9,771,538

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 68,892
Capital loss carryforward	$ (227,245)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,273,334

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (227,245)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 224,912	$ 154,444

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,266 and a change in net unrealized appreciation (depreciation) of $20,360 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,348,453 and $6,576,338, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 813	$ 6
Class T	.25%	.25%	255	1
Class B	.75%	.25%	58	44
Class C	.75%	.25%	382	44
			$ 1,508	$ 95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 59
Class T	7
Class B*	3
Class C*	5
$ 74

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 904.28
Class T	134.26
Class B	18.30
Class C	105.28
International Discovery	14,295.18
Class K	1,219.05
Institutional Class	1,088.18
Class Z	8.05
	$ 17,771

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit - continued

of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,278, including $7 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $317 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $28.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 2,857	$ 4,138
Class T	344	492
Class B	2	34
Class C	79	186
International Discovery	93,065	101,466
Class K	33,983	34,651
Institutional Class	5,936	5,064
Class Z	60	-
Total	$ 136,326	$ 146,031
From net realized gain	2014	2013
Class A	$ 2,660	$ 297
Class T	423	46
Class B	52	7
Class C	295	30
International Discovery	61,190	5,914
Class K	20,093	1,827
Institutional Class	3,838	292
Class Z	35	-
Total	$ 88,586	$ 8,413

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	1,382	1,772	$ 54,489	$ 62,186
Reinvestment of distributions	137	132	5,280	4,249
Shares redeemed	(2,632)	(2,553)	(104,067)	(88,988)
Net increase (decrease)	(1,113)	(649)	$ (44,298)	$ (22,553)
Class T
Shares sold	200	227	$ 7,804	$ 7,911
Reinvestment of distributions	19	16	736	512
Shares redeemed	(311)	(347)	(12,118)	(11,997)
Net increase (decrease)	(92)	(104)	$ (3,578)	$ (3,574)
Class B
Shares sold	6	4	$ 233	$ 137
Reinvestment of distributions	1	1	51	39
Shares redeemed	(58)	(75)	(2,266)	(2,570)
Net increase (decrease)	(51)	(70)	$ (1,982)	$ (2,394)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class C
Shares sold	232	184	$ 9,059	$ 6,532
Reinvestment of distributions	9	6	337	193
Shares redeemed	(250)	(207)	(9,726)	(7,250)
Net increase (decrease)	(9)	(17)	$ (330)	$ (525)
International Discovery
Shares sold	28,809	37,338	$ 1,144,588	$ 1,332,523
Reinvestment of distributions	3,813	3,176	148,138	102,608
Shares redeemed	(37,231)	(31,569)	(1,476,965)	(1,103,313)
Net increase (decrease)	(4,609)	8,945	$ (184,239)	$ 331,818
Class K
Shares sold	15,775	19,989	$ 628,261	$ 699,723
Reinvestment of distributions	1,396	1,132	54,076	36,478
Shares redeemed	(18,729)	(12,053)	(741,205)	(423,712)
Net increase (decrease)	(1,558)	9,068	$ (58,868)	$ 312,489
Institutional Class
Shares sold	10,468	4,893	$ 410,346	$ 175,669
Reinvestment of distributions	91	68	3,529	2,182
Shares redeemed	(5,852)	(2,219)	(225,868)	(78,500)
Net increase (decrease)	4,707	2,742	$ 188,007	$ 99,351
Class Z
Shares sold	993	3	$ 39,070	$ 100
Reinvestment of distributions	2	-	95	-
Shares redeemed	(96)	-	(3,785)	-
Net increase (decrease)	899	3	$ 35,380	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2014.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K, designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 64% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/09/13	$0.4421	$0.0365

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, Class Z, the retail class, and Class K ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGI-K-UANN-1214
1.863305.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-3.36%	9.01%	1.24%
Class T (incl. 3.50% sales charge)	-1.37%	9.25%	1.32%
Class B (incl. contingent deferred sales charge) B	-3.24%	9.20%	1.34%
Class C (incl. contingent deferred sales charge) C	0.77%	9.48%	1.34%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year ending October 31, 2014, the fund's Class A, Class T, Class B and Class C shares returned 2.54%, 2.21%, 1.76% and 1.77%, respectively (excluding sales charges), well ahead of the MSCI EAFE Growth Index, which returned -0.51%. The fund benefited from its positioning in the U.S. - where some fund holdings happen to be domiciled while doing most or all of their business abroad - and also a beneficial underweighting in Europe. My stance in Japan was a modest negative. On an individual basis, U.K.-based hotel company Intercontinental Hotels Group was the fund's top individual contributor. I continued to like this stock for its strong operations and ability to benefit from a cyclically improving hotel business, especially in the U.S. Visa and MasterCard, two U.S.-based payment-processing software companies not found in the index, also were significant contributors. One notable laggard was Andritz, an Austrian industrial engineering firm with a dominant competitive position in several industries. The value of our stake fell during the 12 months, most likely because of investors' concerns about a slowing global economy. Another disappointment was Nokian Tyres, a Finland-based tire manufacturer that encountered a difficult business environment. I ultimately sold the fund's stake in search of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.34%
Actual		$ 1,000.00	$ 993.70	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 991.90	$ 8.23
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.13%
Actual		$ 1,000.00	$ 990.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.12%
Actual		$ 1,000.00	$ 990.00	$ 10.63
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Growth	1.03%
Actual		$ 1,000.00	$ 995.50	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.05%
Actual		$ 1,000.00	$ 995.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class Z	.88%
Actual		$ 1,000.00	$ 996.40	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 18.8%
United Kingdom 15.5%
Japan 14.2%
Switzerland 12.4%
Sweden 5.6%
Germany 4.6%
Belgium 4.5%
Australia 3.5%
Denmark 2.8%
Other 18.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2014
United States of America* 17.7%
United Kingdom 14.4%
Japan 13.9%
Switzerland 13.4%
Sweden 6.7%
Belgium 4.7%
Germany 4.2%
Australia 3.0%
Denmark 3.0%
Other 19.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3	3.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.5	4.2
Nestle SA (Switzerland, Food Products)	3.7	3.7
Prudential PLC (United Kingdom, Insurance)	3.0	2.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.0	3.2
DENSO Corp. (Japan, Auto Components)	2.6	2.7
Linde AG (Germany, Chemicals)	2.6	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.3	1.7
CSL Ltd. (Australia, Biotechnology)	2.3	2.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.5
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.1
	28.4
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	16.1	12.2
Consumer Discretionary	15.5	17.2
Financials	15.2	15.9
Industrials	14.8	14.9
Consumer Staples	14.8	15.7
Information Technology	9.9	7.8
Materials	7.4	8.3
Energy	2.2	2.3
Telecommunication Services	0.8	2.4

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 3.5%
CSL Ltd.	298,127	$ 21,048,639
Sydney Airport unit	1,294,562	5,032,913
Transurban Group unit	939,495	6,728,575
TOTAL AUSTRALIA		32,810,127
Austria - 1.0%
Andritz AG	190,697	9,205,199
Bailiwick of Jersey - 1.0%
Shire PLC	138,400	9,286,215
Belgium - 4.5%
Anheuser-Busch InBev SA NV	251,991	27,944,391
KBC Groupe SA (a)	265,383	14,217,141
TOTAL BELGIUM		42,161,532
Bermuda - 0.5%
Lazard Ltd. Class A	99,692	4,905,843
Canada - 0.7%
Canadian Pacific Railway Ltd.	33,200	6,905,706
Cayman Islands - 2.7%
Sands China Ltd.	1,690,400	10,543,212
Tencent Holdings Ltd.	343,200	5,516,004
Wynn Macau Ltd.	2,474,400	8,945,222
TOTAL CAYMAN ISLANDS		25,004,438
Denmark - 2.8%
Jyske Bank A/S (Reg.) (a)	101,100	5,446,923
Novo Nordisk A/S Series B sponsored ADR	452,400	20,439,432
TOTAL DENMARK		25,886,355
Finland - 0.2%
Tikkurila Oyj	108,900	2,248,993
France - 1.0%
Safran SA	152,700	9,663,478
Germany - 4.6%
Bayer AG	133,500	18,979,677
Linde AG	129,941	23,961,253
TOTAL GERMANY		42,940,930
India - 0.5%
Housing Development Finance Corp. Ltd.	235,780	4,246,218
Common Stocks - continued
	Shares	Value
Ireland - 2.3%
CRH PLC sponsored ADR	444,566	$ 9,962,724
James Hardie Industries PLC:
CDI	445,857	4,755,798
sponsored ADR	132,300	7,055,559
TOTAL IRELAND		21,774,081
Israel - 0.2%
Azrieli Group	67,500	2,166,849
Italy - 0.6%
Azimut Holding SpA	111,600	2,606,833
Interpump Group SpA	252,351	3,288,830
TOTAL ITALY		5,895,663
Japan - 14.2%
Aozora Bank Ltd.	1,240,000	4,358,487
Astellas Pharma, Inc.	797,900	12,383,805
Coca-Cola Central Japan Co. Ltd.	174,500	3,139,790
DENSO Corp.	533,800	24,465,988
East Japan Railway Co.	68,800	5,373,503
Fanuc Corp.	51,900	9,146,637
Fast Retailing Co. Ltd.	27,400	10,186,156
Japan Tobacco, Inc.	144,500	4,930,203
Keyence Corp.	43,762	21,206,307
Mitsui Fudosan Co. Ltd.	439,000	14,121,067
Seven Bank Ltd.	1,300,000	5,429,321
SHO-BOND Holdings Co. Ltd.	121,100	4,679,336
USS Co. Ltd.	566,700	8,918,724
Yamato Kogyo Co. Ltd.	142,400	4,613,045
TOTAL JAPAN		132,952,369
Kenya - 0.4%
Safaricom Ltd.	25,598,200	3,491,314
Korea (South) - 0.4%
NAVER Corp.	5,695	3,996,510
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	44,855	4,316,845
Netherlands - 1.6%
ING Groep NV (Certificaten Van Aandelen) (a)	1,049,764	15,033,001
South Africa - 1.6%
Clicks Group Ltd.	649,951	4,425,424
Common Stocks - continued
	Shares	Value
South Africa - continued
MTN Group Ltd.	164,900	$ 3,647,916
Naspers Ltd. Class N	52,500	6,533,566
TOTAL SOUTH AFRICA		14,606,906
Spain - 2.0%
Inditex SA	570,726	16,031,326
Prosegur Compania de Seguridad SA (Reg.)	419,349	2,459,374
TOTAL SPAIN		18,490,700
Sweden - 5.6%
ASSA ABLOY AB (B Shares)	303,961	16,099,232
Atlas Copco AB (A Shares)	333,509	9,624,773
Fagerhult AB	228,152	4,202,064
H&M Hennes & Mauritz AB (B Shares)	254,482	10,121,864
Intrum Justitia AB	88,300	2,623,595
Svenska Handelsbanken AB (A Shares)	210,740	10,048,760
TOTAL SWEDEN		52,720,288
Switzerland - 12.4%
Nestle SA	475,669	34,882,777
Novartis AG	141,366	13,119,171
Roche Holding AG (participation certificate)	142,215	41,967,880
Schindler Holding AG:
(participation certificate)	50,627	7,071,942
(Reg.)	8,980	1,215,191
UBS AG (NY Shares)	1,028,161	17,869,438
TOTAL SWITZERLAND		116,126,399
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	864,000	3,739,490
Turkey - 0.5%
Coca-Cola Icecek Sanayi A/S	226,534	5,167,378
United Kingdom - 15.5%
Babcock International Group PLC	315,784	5,531,498
BAE Systems PLC	677,000	4,967,707
Berendsen PLC	226,573	3,660,733
BG Group PLC	614,495	10,241,193
GlaxoSmithKline PLC	418,600	9,466,206
Informa PLC	557,755	4,291,678
InterContinental Hotel Group PLC ADR	407,996	15,507,928
Johnson Matthey PLC	182,777	8,695,630
Prudential PLC	1,228,409	28,445,074
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Reckitt Benckiser Group PLC	241,345	$ 20,269,179
Rolls-Royce Group PLC	560,137	7,553,711
Rotork PLC	51,700	2,113,100
SABMiller PLC	339,166	19,125,376
Shaftesbury PLC	249,233	2,854,678
Unite Group PLC	377,876	2,581,165
TOTAL UNITED KINGDOM		145,304,856
United States of America - 15.5%
Autoliv, Inc. (d)	111,169	10,198,644
Berkshire Hathaway, Inc. Class B (a)	50,184	7,033,789
BorgWarner, Inc.	198,192	11,300,908
Cummins, Inc.	50,782	7,423,313
FMC Technologies, Inc. (a)	77,152	4,323,598
Google, Inc.:
Class A (a)	20,533	11,660,075
Class C (a)	9,003	5,033,397
Martin Marietta Materials, Inc.	70,300	8,219,476
MasterCard, Inc. Class A	172,900	14,480,375
Mead Johnson Nutrition Co. Class A	38,844	3,857,598
Mohawk Industries, Inc. (a)	54,100	7,684,364
National Oilwell Varco, Inc.	27,772	2,017,358
Oceaneering International, Inc.	54,213	3,809,548
Philip Morris International, Inc.	87,408	7,780,186
PriceSmart, Inc.	43,000	3,828,290
ResMed, Inc. (d)	67,200	3,509,184
Solera Holdings, Inc.	112,389	5,838,609
SS&C Technologies Holdings, Inc. (a)	124,300	6,006,176
Union Pacific Corp.	51,400	5,985,530
Visa, Inc. Class A	61,275	14,793,623
TOTAL UNITED STATES OF AMERICA		144,784,041
TOTAL COMMON STOCKS (Cost $817,018,791)		905,831,724
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $80,771)	50,412,330	80,645
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	24,195,564	$ 24,195,564
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,132,000	12,132,000
TOTAL MONEY MARKET FUNDS (Cost $36,327,564)		36,327,564
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $853,427,126)		942,239,933
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,448,826)
NET ASSETS - 100%		$ 936,791,107
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,126
Fidelity Securities Lending Cash Central Fund	325,646
Total	$ 347,772
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,729,580	$ 81,670,278	$ 63,059,302	$ -
Consumer Staples	139,667,437	68,770,276	70,897,161	-
Energy	20,391,697	10,150,504	10,241,193	-
Financials	141,364,587	69,731,419	71,633,168	-
Health Care	150,200,209	42,928,293	107,271,916	-
Industrials	140,636,585	109,675,621	30,960,964	-
Information Technology	92,270,566	61,808,765	30,461,801	-
Materials	69,512,478	60,143,635	9,368,843	-
Telecommunication Services	7,139,230	7,139,230	-	-
Money Market Funds	36,327,564	36,327,564	-	-
Total Investments in Securities:	$ 942,239,933	$ 548,345,585	$ 393,894,348	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 60,817,931
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,004,474) - See accompanying schedule: Unaffiliated issuers (cost $817,099,562)	$ 905,912,369
Fidelity Central Funds (cost $36,327,564)	36,327,564
Total Investments (cost $853,427,126)		$ 942,239,933
Foreign currency held at value (cost $43)		42
Receivable for investments sold		4,073,580
Receivable for fund shares sold		4,531,915
Dividends receivable		1,723,029
Distributions receivable from Fidelity Central Funds		6,903
Prepaid expenses		3,337
Other receivables		2,775
Total assets		952,581,514

Liabilities
Payable for investments purchased	$ 1,884,552
Payable for fund shares redeemed	842,608
Accrued management fee	580,330
Distribution and service plan fees payable	60,982
Other affiliated payables	191,189
Other payables and accrued expenses	98,746
Collateral on securities loaned, at value	12,132,000
Total liabilities		15,790,407

Net Assets		$ 936,791,107
Net Assets consist of:
Paid in capital		$ 850,335,068
Undistributed net investment income		6,829,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,108,156)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,734,433
Net Assets		$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($119,017,195 ÷ 10,806,546 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($26,368,504 ÷ 2,404,861 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,404,031 ÷ 128,735 shares)A	$ 10.91

Class C: Net Asset Value and offering price per share ($32,737,168 ÷ 3,011,271 shares)A	$ 10.87

International Growth: Net Asset Value, offering price and redemption price per share ($635,606,779 ÷ 57,274,082 shares)	$ 11.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($121,553,795 ÷ 10,967,024 shares)	$ 11.08

Class Z: Net Asset Value, offering price and redemption price per share ($103,635 ÷ 9,336 shares)	$ 11.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 17,871,194
Income from Fidelity Central Funds		347,772
Income before foreign taxes withheld		18,218,966
Less foreign taxes withheld		(1,316,845)
Total income		16,902,121

Expenses
Management fee Basic fee	$ 5,413,678
Performance adjustment	364,493
Transfer agent fees	1,687,661
Distribution and service plan fees	677,617
Accounting and security lending fees	377,289
Custodian fees and expenses	106,805
Independent trustees' compensation	3,045
Registration fees	139,931
Audit	71,897
Legal	2,124
Miscellaneous	3,622
Total expenses before reductions	8,848,162
Expense reductions	(10,690)	8,837,472
Net investment income (loss)		8,064,649
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,867,777)
Foreign currency transactions	(61,847)
Total net realized gain (loss)		(8,929,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,698)	17,936,446
Assets and liabilities in foreign currencies	(63,604)
Total change in net unrealized appreciation (depreciation)		17,872,842
Net gain (loss)		8,943,218
Net increase (decrease) in net assets resulting from operations		$ 17,007,867
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,064,649	$ 3,493,326
Net realized gain (loss)	(8,929,624)	6,317,113
Change in net unrealized appreciation (depreciation)	17,872,842	60,869,889
Net increase (decrease) in net assets resulting from operations	17,007,867	70,680,328
Distributions to shareholders from net investment income	(2,592,643)	(2,081,336)
Distributions to shareholders from net realized gain	(513,441)	(113,769)
Total distributions	(3,106,084)	(2,195,105)
Share transactions - net increase (decrease)	336,569,228	324,915,158
Redemption fees	42,228	31,216
Total increase (decrease) in net assets	350,513,239	393,431,597

Net Assets
Beginning of period	586,277,868	192,846,271
End of period (including undistributed net investment income of $6,829,762 and undistributed net investment income of $2,476,993, respectively)	$ 936,791,107	$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Income from Investment Operations
Net investment income (loss) C	.09	.08	.08	.08	.05
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.27	1.96	.89	(.23)	1.44
Distributions from net investment income	(.03)	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.04)	(.09)	(.07)	(.06)	(.07) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Total ReturnA, B	2.54%	22.18%	11.10%	(2.76)%	20.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.44%	1.58%	1.77%	2.13%
Expenses net of fee waivers, if any	1.35%	1.43%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.34%	1.42%	1.44%	1.43%	1.48%
Net investment income (loss)	.84%	.80%	.99%	.92%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,017	$ 74,595	$ 21,874	$ 6,352	$ 3,084
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.06	.05	.06	.06	.04
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.24	1.93	.87	(.25)	1.43
Distributions from net investment income	(.02)	(.07)	(.05)	(.04)	(.02)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.03)	(.07) H	(.06)	(.05)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Total ReturnA, B	2.21%	21.91%	10.82%	(3.03)%	20.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.85%	2.03%	2.41%
Expenses net of fee waivers, if any	1.65%	1.69%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.68%	1.69%	1.68%	1.73%
Net investment income (loss)	.53%	.54%	.74%	.67%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,369	$ 23,118	$ 10,690	$ 2,917	$ 1,034
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Income from Investment Operations
Net investment income (loss) C	- G	- G	.02	.01	- G
Net realized and unrealized gain (loss)	.19	1.89	.80	(.30)	1.38
Total from investment operations	.19	1.89	.82	(.29)	1.38
Distributions from net investment income	-	(.03)	-	(.01)	-
Distributions from net realized gain	(.01)	(.01)	-	- G	-
Total distributions	(.01)	(.04)	-	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Total ReturnA, B	1.76%	21.35%	10.17%	(3.47)%	19.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.35%	2.55%	2.87%
Expenses net of fee waivers, if any	2.14%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.14%	2.17%	2.19%	2.18%	2.23%
Net investment income (loss)	.04%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404	$ 1,579	$ 1,116	$ 473	$ 581
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Income from Investment Operations
Net investment income (loss) C	.01	.01	.02	.01	-G
Net realized and unrealized gain (loss)	.18	1.87	.80	(.31)	1.38
Total from investment operations	.19	1.88	.82	(.30)	1.38
Distributions from net investment income	-	(.02)	(.01)	(.01)	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.02)
Total distributions	(.01)	(.03)	(.01)I	(.01)H	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Total ReturnA, B	1.77%	21.29%	10.27%	(3.57)%	19.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.19%	2.33%	2.52%	2.89%
Expenses net of fee waivers, if any	2.12%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.12%	2.17%	2.19%	2.18%	2.24%
Net investment income (loss)	.06%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,737	$ 17,196	$ 5,648	$ 2,767	$ 1,261
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.11	.10	.07
Net realized and unrealized gain (loss)	.19	1.88	.81	(.30)	1.39
Total from investment operations	.32	1.99	.92	(.20)	1.46
Distributions from net investment income	(.05)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.06)	(.10)H	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Total ReturnA	2.96%	22.48%	11.41%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.13%	1.28%	1.52%	1.89%
Expenses net of fee waivers, if any	1.04%	1.13%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.11%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.11%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 635,607	$ 430,914	$ 149,526	$ 53,437	$ 28,454
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.10	.10	.07
Net realized and unrealized gain (loss)	.18	1.90	.81	(.30)	1.39
Total from investment operations	.31	2.01	.91	(.20)	1.46
Distributions from net investment income	(.06)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.07)	(.11)	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Total ReturnA	2.84%	22.66%	11.28%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.11%	1.27%	1.50%	1.92%
Expenses net of fee waivers, if any	1.04%	1.11%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.09%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.13%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,554	$ 38,771	$ 3,992	$ 493	$ 113
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.14	.02
Net realized and unrealized gain (loss)	.19	.56
Total from investment operations	.33	.58
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.07)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 11.10	$ 10.84
Total ReturnB, C	3.07%	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.94%A
Expenses net of fee waivers, if any	.88%	.94%A
Expenses net of all reductions	.88%	.93%A
Net investment income (loss)	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104	$ 106
Portfolio turnover rateF	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,999,674
Gross unrealized depreciation	(22,777,849)
Net unrealized appreciation (depreciation) on securities	$ 88,221,825

Tax Cost	$ 854,018,108

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,829,762
Capital loss carryforward	$ (8,517,174)
Net unrealized appreciation (depreciation) on securities and other investments	$ 88,155,149

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(7,236,154)
Long-term	(1,281,020)
Total no expiration	(8,517,174)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,592,642	$ 2,195,105
Long-term Capital Gains	513,442	-
Total	$ 3,106,084	$ 2,195,105

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $523,591,304 and $200,715,697, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 254,598	$ 7,801
Class T	.25%	.25%	131,110	-
Class B	.75%	.25%	15,512	11,650
Class C	.75%	.25%	276,397	95,761
			$ 677,617	$ 115,212

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86,435
Class T	14,136
Class B*	528
Class C*	3,947
$ 105,046

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 265,803.26
Class T	81,975.31
Class B	4,755.31
Class C	79,887.29
International Growth	1,083,784.20
Institutional Class	171,407.21
Class Z	50.05
	$ 1,687,661

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,309 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,581.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $819,854. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $325,646, including $14,631 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,405 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,248.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 253,092	$ 226,330
Class T	40,595	86,155
Class B	-	4,290
Class C	-	14,481
International Growth	2,051,403	1,698,830
Institutional Class	246,949	51,250
Class Z	604	-
Total	$ 2,592,643	$ 2,081,336
From net realized gain
Class A	$ 66,995	$ 13,472
Class T	20,298	6,243
Class B	1,337	631
Class C	16,479	3,291
International Growth	369,252	87,569
Institutional Class	38,992	2,563
Class Z	88	-
Total	$ 513,441	$ 113,769

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	6,584,484	5,907,169	$ 72,326,606	$ 58,500,264
Reinvestment of distributions	27,068	24,178	291,793	218,566
Shares redeemed	(2,724,911)	(1,466,703)	(30,099,985)	(14,226,261)
Net increase (decrease)	3,886,641	4,464,644	$ 42,518,414	$ 44,492,569
Class T
Shares sold	834,072	1,144,706	$ 9,114,198	$ 11,429,141
Reinvestment of distributions	5,459	10,086	58,733	91,076
Shares redeemed	(585,464)	(206,178)	(6,459,248)	(2,020,899)
Net increase (decrease)	254,067	948,614	$ 2,713,683	$ 9,499,318
Class B
Shares sold	35,020	70,442	$ 380,789	$ 702,618
Reinvestment of distributions	123	531	1,323	4,806
Shares redeemed	(53,583)	(49,437)	(587,919)	(483,935)
Net increase (decrease)	(18,440)	21,536	$ (205,807)	$ 223,489

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class C
Shares sold	1,827,859	1,392,365	$ 19,884,401	$ 13,520,584
Reinvestment of distributions	1,498	1,911	16,049	17,237
Shares redeemed	(426,678)	(424,469)	(4,637,384)	(4,120,400)
Net increase (decrease)	1,402,679	969,807	$ 15,263,066	$ 9,417,421
International Growth
Shares sold	27,835,093	29,198,608	$ 307,440,711	$ 290,678,738
Reinvestment of distributions	197,948	192,126	2,143,781	1,742,585
Shares redeemed	(10,494,762)	(6,365,570)	(115,997,211)	(62,814,771)
Net increase (decrease)	17,538,279	23,025,164	$ 193,587,281	$ 229,606,552
Institutional Class
Shares sold	10,292,704	3,568,741	$ 113,864,505	$ 35,951,935
Reinvestment of distributions	24,180	5,682	261,623	51,476
Shares redeemed	(2,927,192)	(443,392)	(31,428,962)	(4,427,602)
Net increase (decrease)	7,389,692	3,131,031	$ 82,697,166	$ 31,575,809
Class Z
Shares sold	-	9,747	$ -	$ 100,000
Reinvestment of distributions	64	-	692	-
Shares redeemed	(475)	-	(5,267)	-
Net increase (decrease)	(411)	9,747	$ (4,575)	$ 100,000

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 26%, Class T designates 43% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A and Class B designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2013	$0.0399	$0.0059

Class T	12/09/2013	$0.0239	$0.0059

Class B	12/09/2013	$0.0000	$0.0000

Class C	12/09/2013	$0.0000	$0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, Class Z, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013.The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGF-UANN-1214
1.853348.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	2.84%	10.62%	2.37%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year ending October 31, 2014, the fund's Institutional Class shares gained 2.84%, well ahead of the MSCI EAFE Growth Index, which returned -0.51%. The fund benefited from its positioning in the U.S. - where some fund holdings happen to be domiciled while doing most or all of their business abroad - and also a beneficial underweighting in Europe. My stance in Japan was a modest negative. On an individual basis, U.K.-based hotel company Intercontinental Hotels Group was the fund's top individual contributor. I continued to like this stock for its strong operations and ability to benefit from a cyclically improving hotel business, especially in the U.S. Visa and MasterCard, two U.S.-based payment-processing software companies not found in the index, also were significant contributors. One notable laggard was Andritz, an Austrian industrial engineering firm with a dominant competitive position in several industries. The value of our stake fell during the 12 months, most likely because of investors' concerns about a slowing global economy. Another disappointment was Nokian Tyres, a Finland-based tire manufacturer that encountered a difficult business environment. I ultimately sold the fund's stake in search of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.34%
Actual		$ 1,000.00	$ 993.70	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 991.90	$ 8.23
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.13%
Actual		$ 1,000.00	$ 990.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.12%
Actual		$ 1,000.00	$ 990.00	$ 10.63
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Growth	1.03%
Actual		$ 1,000.00	$ 995.50	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.05%
Actual		$ 1,000.00	$ 995.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class Z	.88%
Actual		$ 1,000.00	$ 996.40	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 18.8%
United Kingdom 15.5%
Japan 14.2%
Switzerland 12.4%
Sweden 5.6%
Germany 4.6%
Belgium 4.5%
Australia 3.5%
Denmark 2.8%
Other 18.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2014
United States of America* 17.7%
United Kingdom 14.4%
Japan 13.9%
Switzerland 13.4%
Sweden 6.7%
Belgium 4.7%
Germany 4.2%
Australia 3.0%
Denmark 3.0%
Other 19.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3	3.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.5	4.2
Nestle SA (Switzerland, Food Products)	3.7	3.7
Prudential PLC (United Kingdom, Insurance)	3.0	2.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.0	3.2
DENSO Corp. (Japan, Auto Components)	2.6	2.7
Linde AG (Germany, Chemicals)	2.6	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.3	1.7
CSL Ltd. (Australia, Biotechnology)	2.3	2.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.5
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.1
	28.4
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	16.1	12.2
Consumer Discretionary	15.5	17.2
Financials	15.2	15.9
Industrials	14.8	14.9
Consumer Staples	14.8	15.7
Information Technology	9.9	7.8
Materials	7.4	8.3
Energy	2.2	2.3
Telecommunication Services	0.8	2.4

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 3.5%
CSL Ltd.	298,127	$ 21,048,639
Sydney Airport unit	1,294,562	5,032,913
Transurban Group unit	939,495	6,728,575
TOTAL AUSTRALIA		32,810,127
Austria - 1.0%
Andritz AG	190,697	9,205,199
Bailiwick of Jersey - 1.0%
Shire PLC	138,400	9,286,215
Belgium - 4.5%
Anheuser-Busch InBev SA NV	251,991	27,944,391
KBC Groupe SA (a)	265,383	14,217,141
TOTAL BELGIUM		42,161,532
Bermuda - 0.5%
Lazard Ltd. Class A	99,692	4,905,843
Canada - 0.7%
Canadian Pacific Railway Ltd.	33,200	6,905,706
Cayman Islands - 2.7%
Sands China Ltd.	1,690,400	10,543,212
Tencent Holdings Ltd.	343,200	5,516,004
Wynn Macau Ltd.	2,474,400	8,945,222
TOTAL CAYMAN ISLANDS		25,004,438
Denmark - 2.8%
Jyske Bank A/S (Reg.) (a)	101,100	5,446,923
Novo Nordisk A/S Series B sponsored ADR	452,400	20,439,432
TOTAL DENMARK		25,886,355
Finland - 0.2%
Tikkurila Oyj	108,900	2,248,993
France - 1.0%
Safran SA	152,700	9,663,478
Germany - 4.6%
Bayer AG	133,500	18,979,677
Linde AG	129,941	23,961,253
TOTAL GERMANY		42,940,930
India - 0.5%
Housing Development Finance Corp. Ltd.	235,780	4,246,218
Common Stocks - continued
	Shares	Value
Ireland - 2.3%
CRH PLC sponsored ADR	444,566	$ 9,962,724
James Hardie Industries PLC:
CDI	445,857	4,755,798
sponsored ADR	132,300	7,055,559
TOTAL IRELAND		21,774,081
Israel - 0.2%
Azrieli Group	67,500	2,166,849
Italy - 0.6%
Azimut Holding SpA	111,600	2,606,833
Interpump Group SpA	252,351	3,288,830
TOTAL ITALY		5,895,663
Japan - 14.2%
Aozora Bank Ltd.	1,240,000	4,358,487
Astellas Pharma, Inc.	797,900	12,383,805
Coca-Cola Central Japan Co. Ltd.	174,500	3,139,790
DENSO Corp.	533,800	24,465,988
East Japan Railway Co.	68,800	5,373,503
Fanuc Corp.	51,900	9,146,637
Fast Retailing Co. Ltd.	27,400	10,186,156
Japan Tobacco, Inc.	144,500	4,930,203
Keyence Corp.	43,762	21,206,307
Mitsui Fudosan Co. Ltd.	439,000	14,121,067
Seven Bank Ltd.	1,300,000	5,429,321
SHO-BOND Holdings Co. Ltd.	121,100	4,679,336
USS Co. Ltd.	566,700	8,918,724
Yamato Kogyo Co. Ltd.	142,400	4,613,045
TOTAL JAPAN		132,952,369
Kenya - 0.4%
Safaricom Ltd.	25,598,200	3,491,314
Korea (South) - 0.4%
NAVER Corp.	5,695	3,996,510
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	44,855	4,316,845
Netherlands - 1.6%
ING Groep NV (Certificaten Van Aandelen) (a)	1,049,764	15,033,001
South Africa - 1.6%
Clicks Group Ltd.	649,951	4,425,424
Common Stocks - continued
	Shares	Value
South Africa - continued
MTN Group Ltd.	164,900	$ 3,647,916
Naspers Ltd. Class N	52,500	6,533,566
TOTAL SOUTH AFRICA		14,606,906
Spain - 2.0%
Inditex SA	570,726	16,031,326
Prosegur Compania de Seguridad SA (Reg.)	419,349	2,459,374
TOTAL SPAIN		18,490,700
Sweden - 5.6%
ASSA ABLOY AB (B Shares)	303,961	16,099,232
Atlas Copco AB (A Shares)	333,509	9,624,773
Fagerhult AB	228,152	4,202,064
H&M Hennes & Mauritz AB (B Shares)	254,482	10,121,864
Intrum Justitia AB	88,300	2,623,595
Svenska Handelsbanken AB (A Shares)	210,740	10,048,760
TOTAL SWEDEN		52,720,288
Switzerland - 12.4%
Nestle SA	475,669	34,882,777
Novartis AG	141,366	13,119,171
Roche Holding AG (participation certificate)	142,215	41,967,880
Schindler Holding AG:
(participation certificate)	50,627	7,071,942
(Reg.)	8,980	1,215,191
UBS AG (NY Shares)	1,028,161	17,869,438
TOTAL SWITZERLAND		116,126,399
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	864,000	3,739,490
Turkey - 0.5%
Coca-Cola Icecek Sanayi A/S	226,534	5,167,378
United Kingdom - 15.5%
Babcock International Group PLC	315,784	5,531,498
BAE Systems PLC	677,000	4,967,707
Berendsen PLC	226,573	3,660,733
BG Group PLC	614,495	10,241,193
GlaxoSmithKline PLC	418,600	9,466,206
Informa PLC	557,755	4,291,678
InterContinental Hotel Group PLC ADR	407,996	15,507,928
Johnson Matthey PLC	182,777	8,695,630
Prudential PLC	1,228,409	28,445,074
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Reckitt Benckiser Group PLC	241,345	$ 20,269,179
Rolls-Royce Group PLC	560,137	7,553,711
Rotork PLC	51,700	2,113,100
SABMiller PLC	339,166	19,125,376
Shaftesbury PLC	249,233	2,854,678
Unite Group PLC	377,876	2,581,165
TOTAL UNITED KINGDOM		145,304,856
United States of America - 15.5%
Autoliv, Inc. (d)	111,169	10,198,644
Berkshire Hathaway, Inc. Class B (a)	50,184	7,033,789
BorgWarner, Inc.	198,192	11,300,908
Cummins, Inc.	50,782	7,423,313
FMC Technologies, Inc. (a)	77,152	4,323,598
Google, Inc.:
Class A (a)	20,533	11,660,075
Class C (a)	9,003	5,033,397
Martin Marietta Materials, Inc.	70,300	8,219,476
MasterCard, Inc. Class A	172,900	14,480,375
Mead Johnson Nutrition Co. Class A	38,844	3,857,598
Mohawk Industries, Inc. (a)	54,100	7,684,364
National Oilwell Varco, Inc.	27,772	2,017,358
Oceaneering International, Inc.	54,213	3,809,548
Philip Morris International, Inc.	87,408	7,780,186
PriceSmart, Inc.	43,000	3,828,290
ResMed, Inc. (d)	67,200	3,509,184
Solera Holdings, Inc.	112,389	5,838,609
SS&C Technologies Holdings, Inc. (a)	124,300	6,006,176
Union Pacific Corp.	51,400	5,985,530
Visa, Inc. Class A	61,275	14,793,623
TOTAL UNITED STATES OF AMERICA		144,784,041
TOTAL COMMON STOCKS (Cost $817,018,791)		905,831,724
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $80,771)	50,412,330	80,645
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	24,195,564	$ 24,195,564
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,132,000	12,132,000
TOTAL MONEY MARKET FUNDS (Cost $36,327,564)		36,327,564
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $853,427,126)		942,239,933
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,448,826)
NET ASSETS - 100%		$ 936,791,107
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,126
Fidelity Securities Lending Cash Central Fund	325,646
Total	$ 347,772
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,729,580	$ 81,670,278	$ 63,059,302	$ -
Consumer Staples	139,667,437	68,770,276	70,897,161	-
Energy	20,391,697	10,150,504	10,241,193	-
Financials	141,364,587	69,731,419	71,633,168	-
Health Care	150,200,209	42,928,293	107,271,916	-
Industrials	140,636,585	109,675,621	30,960,964	-
Information Technology	92,270,566	61,808,765	30,461,801	-
Materials	69,512,478	60,143,635	9,368,843	-
Telecommunication Services	7,139,230	7,139,230	-	-
Money Market Funds	36,327,564	36,327,564	-	-
Total Investments in Securities:	$ 942,239,933	$ 548,345,585	$ 393,894,348	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 60,817,931
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,004,474) - See accompanying schedule: Unaffiliated issuers (cost $817,099,562)	$ 905,912,369
Fidelity Central Funds (cost $36,327,564)	36,327,564
Total Investments (cost $853,427,126)		$ 942,239,933
Foreign currency held at value (cost $43)		42
Receivable for investments sold		4,073,580
Receivable for fund shares sold		4,531,915
Dividends receivable		1,723,029
Distributions receivable from Fidelity Central Funds		6,903
Prepaid expenses		3,337
Other receivables		2,775
Total assets		952,581,514

Liabilities
Payable for investments purchased	$ 1,884,552
Payable for fund shares redeemed	842,608
Accrued management fee	580,330
Distribution and service plan fees payable	60,982
Other affiliated payables	191,189
Other payables and accrued expenses	98,746
Collateral on securities loaned, at value	12,132,000
Total liabilities		15,790,407

Net Assets		$ 936,791,107
Net Assets consist of:
Paid in capital		$ 850,335,068
Undistributed net investment income		6,829,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,108,156)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,734,433
Net Assets		$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($119,017,195 ÷ 10,806,546 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($26,368,504 ÷ 2,404,861 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,404,031 ÷ 128,735 shares)A	$ 10.91

Class C: Net Asset Value and offering price per share ($32,737,168 ÷ 3,011,271 shares)A	$ 10.87

International Growth: Net Asset Value, offering price and redemption price per share ($635,606,779 ÷ 57,274,082 shares)	$ 11.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($121,553,795 ÷ 10,967,024 shares)	$ 11.08

Class Z: Net Asset Value, offering price and redemption price per share ($103,635 ÷ 9,336 shares)	$ 11.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 17,871,194
Income from Fidelity Central Funds		347,772
Income before foreign taxes withheld		18,218,966
Less foreign taxes withheld		(1,316,845)
Total income		16,902,121

Expenses
Management fee Basic fee	$ 5,413,678
Performance adjustment	364,493
Transfer agent fees	1,687,661
Distribution and service plan fees	677,617
Accounting and security lending fees	377,289
Custodian fees and expenses	106,805
Independent trustees' compensation	3,045
Registration fees	139,931
Audit	71,897
Legal	2,124
Miscellaneous	3,622
Total expenses before reductions	8,848,162
Expense reductions	(10,690)	8,837,472
Net investment income (loss)		8,064,649
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,867,777)
Foreign currency transactions	(61,847)
Total net realized gain (loss)		(8,929,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,698)	17,936,446
Assets and liabilities in foreign currencies	(63,604)
Total change in net unrealized appreciation (depreciation)		17,872,842
Net gain (loss)		8,943,218
Net increase (decrease) in net assets resulting from operations		$ 17,007,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,064,649	$ 3,493,326
Net realized gain (loss)	(8,929,624)	6,317,113
Change in net unrealized appreciation (depreciation)	17,872,842	60,869,889
Net increase (decrease) in net assets resulting from operations	17,007,867	70,680,328
Distributions to shareholders from net investment income	(2,592,643)	(2,081,336)
Distributions to shareholders from net realized gain	(513,441)	(113,769)
Total distributions	(3,106,084)	(2,195,105)
Share transactions - net increase (decrease)	336,569,228	324,915,158
Redemption fees	42,228	31,216
Total increase (decrease) in net assets	350,513,239	393,431,597

Net Assets
Beginning of period	586,277,868	192,846,271
End of period (including undistributed net investment income of $6,829,762 and undistributed net investment income of $2,476,993, respectively)	$ 936,791,107	$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Income from Investment Operations
Net investment income (loss) C	.09	.08	.08	.08	.05
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.27	1.96	.89	(.23)	1.44
Distributions from net investment income	(.03)	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.04)	(.09)	(.07)	(.06)	(.07) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Total ReturnA, B	2.54%	22.18%	11.10%	(2.76)%	20.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.44%	1.58%	1.77%	2.13%
Expenses net of fee waivers, if any	1.35%	1.43%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.34%	1.42%	1.44%	1.43%	1.48%
Net investment income (loss)	.84%	.80%	.99%	.92%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,017	$ 74,595	$ 21,874	$ 6,352	$ 3,084
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.06	.05	.06	.06	.04
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.24	1.93	.87	(.25)	1.43
Distributions from net investment income	(.02)	(.07)	(.05)	(.04)	(.02)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.03)	(.07) H	(.06)	(.05)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Total ReturnA, B	2.21%	21.91%	10.82%	(3.03)%	20.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.85%	2.03%	2.41%
Expenses net of fee waivers, if any	1.65%	1.69%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.68%	1.69%	1.68%	1.73%
Net investment income (loss)	.53%	.54%	.74%	.67%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,369	$ 23,118	$ 10,690	$ 2,917	$ 1,034
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Income from Investment Operations
Net investment income (loss) C	- G	- G	.02	.01	- G
Net realized and unrealized gain (loss)	.19	1.89	.80	(.30)	1.38
Total from investment operations	.19	1.89	.82	(.29)	1.38
Distributions from net investment income	-	(.03)	-	(.01)	-
Distributions from net realized gain	(.01)	(.01)	-	- G	-
Total distributions	(.01)	(.04)	-	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Total ReturnA, B	1.76%	21.35%	10.17%	(3.47)%	19.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.35%	2.55%	2.87%
Expenses net of fee waivers, if any	2.14%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.14%	2.17%	2.19%	2.18%	2.23%
Net investment income (loss)	.04%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404	$ 1,579	$ 1,116	$ 473	$ 581
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Income from Investment Operations
Net investment income (loss) C	.01	.01	.02	.01	-G
Net realized and unrealized gain (loss)	.18	1.87	.80	(.31)	1.38
Total from investment operations	.19	1.88	.82	(.30)	1.38
Distributions from net investment income	-	(.02)	(.01)	(.01)	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.02)
Total distributions	(.01)	(.03)	(.01)I	(.01)H	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Total ReturnA, B	1.77%	21.29%	10.27%	(3.57)%	19.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.19%	2.33%	2.52%	2.89%
Expenses net of fee waivers, if any	2.12%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.12%	2.17%	2.19%	2.18%	2.24%
Net investment income (loss)	.06%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,737	$ 17,196	$ 5,648	$ 2,767	$ 1,261
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.11	.10	.07
Net realized and unrealized gain (loss)	.19	1.88	.81	(.30)	1.39
Total from investment operations	.32	1.99	.92	(.20)	1.46
Distributions from net investment income	(.05)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.06)	(.10)H	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Total ReturnA	2.96%	22.48%	11.41%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.13%	1.28%	1.52%	1.89%
Expenses net of fee waivers, if any	1.04%	1.13%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.11%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.11%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 635,607	$ 430,914	$ 149,526	$ 53,437	$ 28,454
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.10	.10	.07
Net realized and unrealized gain (loss)	.18	1.90	.81	(.30)	1.39
Total from investment operations	.31	2.01	.91	(.20)	1.46
Distributions from net investment income	(.06)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.07)	(.11)	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Total ReturnA	2.84%	22.66%	11.28%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.11%	1.27%	1.50%	1.92%
Expenses net of fee waivers, if any	1.04%	1.11%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.09%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.13%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,554	$ 38,771	$ 3,992	$ 493	$ 113
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.14	.02
Net realized and unrealized gain (loss)	.19	.56
Total from investment operations	.33	.58
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.07)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 11.10	$ 10.84
Total ReturnB, C	3.07%	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.94%A
Expenses net of fee waivers, if any	.88%	.94%A
Expenses net of all reductions	.88%	.93%A
Net investment income (loss)	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104	$ 106
Portfolio turnover rateF	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,999,674
Gross unrealized depreciation	(22,777,849)
Net unrealized appreciation (depreciation) on securities	$ 88,221,825

Tax Cost	$ 854,018,108

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,829,762
Capital loss carryforward	$ (8,517,174)
Net unrealized appreciation (depreciation) on securities and other investments	$ 88,155,149

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(7,236,154)
Long-term	(1,281,020)
Total no expiration	(8,517,174)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,592,642	$ 2,195,105
Long-term Capital Gains	513,442	-
Total	$ 3,106,084	$ 2,195,105

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $523,591,304 and $200,715,697, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 254,598	$ 7,801
Class T	.25%	.25%	131,110	-
Class B	.75%	.25%	15,512	11,650
Class C	.75%	.25%	276,397	95,761
			$ 677,617	$ 115,212

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86,435
Class T	14,136
Class B*	528
Class C*	3,947
$ 105,046

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 265,803.26
Class T	81,975.31
Class B	4,755.31
Class C	79,887.29
International Growth	1,083,784.20
Institutional Class	171,407.21
Class Z	50.05
	$ 1,687,661

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,309 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,581.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $819,854. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $325,646, including $14,631 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,405 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,248.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 253,092	$ 226,330
Class T	40,595	86,155
Class B	-	4,290
Class C	-	14,481
International Growth	2,051,403	1,698,830
Institutional Class	246,949	51,250
Class Z	604	-
Total	$ 2,592,643	$ 2,081,336
From net realized gain
Class A	$ 66,995	$ 13,472
Class T	20,298	6,243
Class B	1,337	631
Class C	16,479	3,291
International Growth	369,252	87,569
Institutional Class	38,992	2,563
Class Z	88	-
Total	$ 513,441	$ 113,769

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	6,584,484	5,907,169	$ 72,326,606	$ 58,500,264
Reinvestment of distributions	27,068	24,178	291,793	218,566
Shares redeemed	(2,724,911)	(1,466,703)	(30,099,985)	(14,226,261)
Net increase (decrease)	3,886,641	4,464,644	$ 42,518,414	$ 44,492,569
Class T
Shares sold	834,072	1,144,706	$ 9,114,198	$ 11,429,141
Reinvestment of distributions	5,459	10,086	58,733	91,076
Shares redeemed	(585,464)	(206,178)	(6,459,248)	(2,020,899)
Net increase (decrease)	254,067	948,614	$ 2,713,683	$ 9,499,318
Class B
Shares sold	35,020	70,442	$ 380,789	$ 702,618
Reinvestment of distributions	123	531	1,323	4,806
Shares redeemed	(53,583)	(49,437)	(587,919)	(483,935)
Net increase (decrease)	(18,440)	21,536	$ (205,807)	$ 223,489

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class C
Shares sold	1,827,859	1,392,365	$ 19,884,401	$ 13,520,584
Reinvestment of distributions	1,498	1,911	16,049	17,237
Shares redeemed	(426,678)	(424,469)	(4,637,384)	(4,120,400)
Net increase (decrease)	1,402,679	969,807	$ 15,263,066	$ 9,417,421
International Growth
Shares sold	27,835,093	29,198,608	$ 307,440,711	$ 290,678,738
Reinvestment of distributions	197,948	192,126	2,143,781	1,742,585
Shares redeemed	(10,494,762)	(6,365,570)	(115,997,211)	(62,814,771)
Net increase (decrease)	17,538,279	23,025,164	$ 193,587,281	$ 229,606,552
Institutional Class
Shares sold	10,292,704	3,568,741	$ 113,864,505	$ 35,951,935
Reinvestment of distributions	24,180	5,682	261,623	51,476
Shares redeemed	(2,927,192)	(443,392)	(31,428,962)	(4,427,602)
Net increase (decrease)	7,389,692	3,131,031	$ 82,697,166	$ 31,575,809
Class Z
Shares sold	-	9,747	$ -	$ 100,000
Reinvestment of distributions	64	-	692	-
Shares redeemed	(475)	-	(5,267)	-
Net increase (decrease)	(411)	9,747	$ (4,575)	$ 100,000

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 16% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.0629	$0.0059

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, Class Z, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013.The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFI-UANN-1214
1.853341.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Growth

Fund - Class Z

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class Z is
a class of Fidelity®
International Growth Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Class Z B	3.07%	10.67%	2.40%

A From November 1, 2007.

B The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class Z on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period. See footnote B above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year ending October 31, 2014, the fund's Class Z shares gained 3.07%, well ahead of the MSCI EAFE Growth Index, which returned -0.51%. The fund benefited from its positioning in the U.S. - where some fund holdings happen to be domiciled while doing most or all of their business abroad - and also a beneficial underweighting in Europe. My stance in Japan was a modest negative. On an individual basis, U.K.-based hotel company Intercontinental Hotels Group was the fund's top individual contributor. I continued to like this stock for its strong operations and ability to benefit from a cyclically improving hotel business, especially in the U.S. Visa and MasterCard, two U.S.-based payment-processing software companies not found in the index, also were significant contributors. One notable laggard was Andritz, an Austrian industrial engineering firm with a dominant competitive position in several industries. The value of our stake fell during the 12 months, most likely because of investors' concerns about a slowing global economy. Another disappointment was Nokian Tyres, a Finland-based tire manufacturer that encountered a difficult business environment. I ultimately sold the fund's stake in search of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.34%
Actual		$ 1,000.00	$ 993.70	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 991.90	$ 8.23
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.13%
Actual		$ 1,000.00	$ 990.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.12%
Actual		$ 1,000.00	$ 990.00	$ 10.63
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Growth	1.03%
Actual		$ 1,000.00	$ 995.50	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.05%
Actual		$ 1,000.00	$ 995.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class Z	.88%
Actual		$ 1,000.00	$ 996.40	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 18.8%
United Kingdom 15.5%
Japan 14.2%
Switzerland 12.4%
Sweden 5.6%
Germany 4.6%
Belgium 4.5%
Australia 3.5%
Denmark 2.8%
Other 18.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2014
United States of America* 17.7%
United Kingdom 14.4%
Japan 13.9%
Switzerland 13.4%
Sweden 6.7%
Belgium 4.7%
Germany 4.2%
Australia 3.0%
Denmark 3.0%
Other 19.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3	3.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.5	4.2
Nestle SA (Switzerland, Food Products)	3.7	3.7
Prudential PLC (United Kingdom, Insurance)	3.0	2.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.0	3.2
DENSO Corp. (Japan, Auto Components)	2.6	2.7
Linde AG (Germany, Chemicals)	2.6	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.3	1.7
CSL Ltd. (Australia, Biotechnology)	2.3	2.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.5
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.1
	28.4
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	16.1	12.2
Consumer Discretionary	15.5	17.2
Financials	15.2	15.9
Industrials	14.8	14.9
Consumer Staples	14.8	15.7
Information Technology	9.9	7.8
Materials	7.4	8.3
Energy	2.2	2.3
Telecommunication Services	0.8	2.4

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 3.5%
CSL Ltd.	298,127	$ 21,048,639
Sydney Airport unit	1,294,562	5,032,913
Transurban Group unit	939,495	6,728,575
TOTAL AUSTRALIA		32,810,127
Austria - 1.0%
Andritz AG	190,697	9,205,199
Bailiwick of Jersey - 1.0%
Shire PLC	138,400	9,286,215
Belgium - 4.5%
Anheuser-Busch InBev SA NV	251,991	27,944,391
KBC Groupe SA (a)	265,383	14,217,141
TOTAL BELGIUM		42,161,532
Bermuda - 0.5%
Lazard Ltd. Class A	99,692	4,905,843
Canada - 0.7%
Canadian Pacific Railway Ltd.	33,200	6,905,706
Cayman Islands - 2.7%
Sands China Ltd.	1,690,400	10,543,212
Tencent Holdings Ltd.	343,200	5,516,004
Wynn Macau Ltd.	2,474,400	8,945,222
TOTAL CAYMAN ISLANDS		25,004,438
Denmark - 2.8%
Jyske Bank A/S (Reg.) (a)	101,100	5,446,923
Novo Nordisk A/S Series B sponsored ADR	452,400	20,439,432
TOTAL DENMARK		25,886,355
Finland - 0.2%
Tikkurila Oyj	108,900	2,248,993
France - 1.0%
Safran SA	152,700	9,663,478
Germany - 4.6%
Bayer AG	133,500	18,979,677
Linde AG	129,941	23,961,253
TOTAL GERMANY		42,940,930
India - 0.5%
Housing Development Finance Corp. Ltd.	235,780	4,246,218
Common Stocks - continued
	Shares	Value
Ireland - 2.3%
CRH PLC sponsored ADR	444,566	$ 9,962,724
James Hardie Industries PLC:
CDI	445,857	4,755,798
sponsored ADR	132,300	7,055,559
TOTAL IRELAND		21,774,081
Israel - 0.2%
Azrieli Group	67,500	2,166,849
Italy - 0.6%
Azimut Holding SpA	111,600	2,606,833
Interpump Group SpA	252,351	3,288,830
TOTAL ITALY		5,895,663
Japan - 14.2%
Aozora Bank Ltd.	1,240,000	4,358,487
Astellas Pharma, Inc.	797,900	12,383,805
Coca-Cola Central Japan Co. Ltd.	174,500	3,139,790
DENSO Corp.	533,800	24,465,988
East Japan Railway Co.	68,800	5,373,503
Fanuc Corp.	51,900	9,146,637
Fast Retailing Co. Ltd.	27,400	10,186,156
Japan Tobacco, Inc.	144,500	4,930,203
Keyence Corp.	43,762	21,206,307
Mitsui Fudosan Co. Ltd.	439,000	14,121,067
Seven Bank Ltd.	1,300,000	5,429,321
SHO-BOND Holdings Co. Ltd.	121,100	4,679,336
USS Co. Ltd.	566,700	8,918,724
Yamato Kogyo Co. Ltd.	142,400	4,613,045
TOTAL JAPAN		132,952,369
Kenya - 0.4%
Safaricom Ltd.	25,598,200	3,491,314
Korea (South) - 0.4%
NAVER Corp.	5,695	3,996,510
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	44,855	4,316,845
Netherlands - 1.6%
ING Groep NV (Certificaten Van Aandelen) (a)	1,049,764	15,033,001
South Africa - 1.6%
Clicks Group Ltd.	649,951	4,425,424
Common Stocks - continued
	Shares	Value
South Africa - continued
MTN Group Ltd.	164,900	$ 3,647,916
Naspers Ltd. Class N	52,500	6,533,566
TOTAL SOUTH AFRICA		14,606,906
Spain - 2.0%
Inditex SA	570,726	16,031,326
Prosegur Compania de Seguridad SA (Reg.)	419,349	2,459,374
TOTAL SPAIN		18,490,700
Sweden - 5.6%
ASSA ABLOY AB (B Shares)	303,961	16,099,232
Atlas Copco AB (A Shares)	333,509	9,624,773
Fagerhult AB	228,152	4,202,064
H&M Hennes & Mauritz AB (B Shares)	254,482	10,121,864
Intrum Justitia AB	88,300	2,623,595
Svenska Handelsbanken AB (A Shares)	210,740	10,048,760
TOTAL SWEDEN		52,720,288
Switzerland - 12.4%
Nestle SA	475,669	34,882,777
Novartis AG	141,366	13,119,171
Roche Holding AG (participation certificate)	142,215	41,967,880
Schindler Holding AG:
(participation certificate)	50,627	7,071,942
(Reg.)	8,980	1,215,191
UBS AG (NY Shares)	1,028,161	17,869,438
TOTAL SWITZERLAND		116,126,399
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	864,000	3,739,490
Turkey - 0.5%
Coca-Cola Icecek Sanayi A/S	226,534	5,167,378
United Kingdom - 15.5%
Babcock International Group PLC	315,784	5,531,498
BAE Systems PLC	677,000	4,967,707
Berendsen PLC	226,573	3,660,733
BG Group PLC	614,495	10,241,193
GlaxoSmithKline PLC	418,600	9,466,206
Informa PLC	557,755	4,291,678
InterContinental Hotel Group PLC ADR	407,996	15,507,928
Johnson Matthey PLC	182,777	8,695,630
Prudential PLC	1,228,409	28,445,074
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Reckitt Benckiser Group PLC	241,345	$ 20,269,179
Rolls-Royce Group PLC	560,137	7,553,711
Rotork PLC	51,700	2,113,100
SABMiller PLC	339,166	19,125,376
Shaftesbury PLC	249,233	2,854,678
Unite Group PLC	377,876	2,581,165
TOTAL UNITED KINGDOM		145,304,856
United States of America - 15.5%
Autoliv, Inc. (d)	111,169	10,198,644
Berkshire Hathaway, Inc. Class B (a)	50,184	7,033,789
BorgWarner, Inc.	198,192	11,300,908
Cummins, Inc.	50,782	7,423,313
FMC Technologies, Inc. (a)	77,152	4,323,598
Google, Inc.:
Class A (a)	20,533	11,660,075
Class C (a)	9,003	5,033,397
Martin Marietta Materials, Inc.	70,300	8,219,476
MasterCard, Inc. Class A	172,900	14,480,375
Mead Johnson Nutrition Co. Class A	38,844	3,857,598
Mohawk Industries, Inc. (a)	54,100	7,684,364
National Oilwell Varco, Inc.	27,772	2,017,358
Oceaneering International, Inc.	54,213	3,809,548
Philip Morris International, Inc.	87,408	7,780,186
PriceSmart, Inc.	43,000	3,828,290
ResMed, Inc. (d)	67,200	3,509,184
Solera Holdings, Inc.	112,389	5,838,609
SS&C Technologies Holdings, Inc. (a)	124,300	6,006,176
Union Pacific Corp.	51,400	5,985,530
Visa, Inc. Class A	61,275	14,793,623
TOTAL UNITED STATES OF AMERICA		144,784,041
TOTAL COMMON STOCKS (Cost $817,018,791)		905,831,724
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $80,771)	50,412,330	80,645
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	24,195,564	$ 24,195,564
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,132,000	12,132,000
TOTAL MONEY MARKET FUNDS (Cost $36,327,564)		36,327,564
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $853,427,126)		942,239,933
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,448,826)
NET ASSETS - 100%		$ 936,791,107
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,126
Fidelity Securities Lending Cash Central Fund	325,646
Total	$ 347,772
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,729,580	$ 81,670,278	$ 63,059,302	$ -
Consumer Staples	139,667,437	68,770,276	70,897,161	-
Energy	20,391,697	10,150,504	10,241,193	-
Financials	141,364,587	69,731,419	71,633,168	-
Health Care	150,200,209	42,928,293	107,271,916	-
Industrials	140,636,585	109,675,621	30,960,964	-
Information Technology	92,270,566	61,808,765	30,461,801	-
Materials	69,512,478	60,143,635	9,368,843	-
Telecommunication Services	7,139,230	7,139,230	-	-
Money Market Funds	36,327,564	36,327,564	-	-
Total Investments in Securities:	$ 942,239,933	$ 548,345,585	$ 393,894,348	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 60,817,931
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,004,474) - See accompanying schedule: Unaffiliated issuers (cost $817,099,562)	$ 905,912,369
Fidelity Central Funds (cost $36,327,564)	36,327,564
Total Investments (cost $853,427,126)		$ 942,239,933
Foreign currency held at value (cost $43)		42
Receivable for investments sold		4,073,580
Receivable for fund shares sold		4,531,915
Dividends receivable		1,723,029
Distributions receivable from Fidelity Central Funds		6,903
Prepaid expenses		3,337
Other receivables		2,775
Total assets		952,581,514

Liabilities
Payable for investments purchased	$ 1,884,552
Payable for fund shares redeemed	842,608
Accrued management fee	580,330
Distribution and service plan fees payable	60,982
Other affiliated payables	191,189
Other payables and accrued expenses	98,746
Collateral on securities loaned, at value	12,132,000
Total liabilities		15,790,407

Net Assets		$ 936,791,107
Net Assets consist of:
Paid in capital		$ 850,335,068
Undistributed net investment income		6,829,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,108,156)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,734,433
Net Assets		$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($119,017,195 ÷ 10,806,546 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($26,368,504 ÷ 2,404,861 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,404,031 ÷ 128,735 shares)A	$ 10.91

Class C: Net Asset Value and offering price per share ($32,737,168 ÷ 3,011,271 shares)A	$ 10.87

International Growth: Net Asset Value, offering price and redemption price per share ($635,606,779 ÷ 57,274,082 shares)	$ 11.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($121,553,795 ÷ 10,967,024 shares)	$ 11.08

Class Z: Net Asset Value, offering price and redemption price per share ($103,635 ÷ 9,336 shares)	$ 11.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 17,871,194
Income from Fidelity Central Funds		347,772
Income before foreign taxes withheld		18,218,966
Less foreign taxes withheld		(1,316,845)
Total income		16,902,121

Expenses
Management fee Basic fee	$ 5,413,678
Performance adjustment	364,493
Transfer agent fees	1,687,661
Distribution and service plan fees	677,617
Accounting and security lending fees	377,289
Custodian fees and expenses	106,805
Independent trustees' compensation	3,045
Registration fees	139,931
Audit	71,897
Legal	2,124
Miscellaneous	3,622
Total expenses before reductions	8,848,162
Expense reductions	(10,690)	8,837,472
Net investment income (loss)		8,064,649
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,867,777)
Foreign currency transactions	(61,847)
Total net realized gain (loss)		(8,929,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,698)	17,936,446
Assets and liabilities in foreign currencies	(63,604)
Total change in net unrealized appreciation (depreciation)		17,872,842
Net gain (loss)		8,943,218
Net increase (decrease) in net assets resulting from operations		$ 17,007,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,064,649	$ 3,493,326
Net realized gain (loss)	(8,929,624)	6,317,113
Change in net unrealized appreciation (depreciation)	17,872,842	60,869,889
Net increase (decrease) in net assets resulting from operations	17,007,867	70,680,328
Distributions to shareholders from net investment income	(2,592,643)	(2,081,336)
Distributions to shareholders from net realized gain	(513,441)	(113,769)
Total distributions	(3,106,084)	(2,195,105)
Share transactions - net increase (decrease)	336,569,228	324,915,158
Redemption fees	42,228	31,216
Total increase (decrease) in net assets	350,513,239	393,431,597

Net Assets
Beginning of period	586,277,868	192,846,271
End of period (including undistributed net investment income of $6,829,762 and undistributed net investment income of $2,476,993, respectively)	$ 936,791,107	$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Income from Investment Operations
Net investment income (loss) C	.09	.08	.08	.08	.05
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.27	1.96	.89	(.23)	1.44
Distributions from net investment income	(.03)	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.04)	(.09)	(.07)	(.06)	(.07) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Total ReturnA, B	2.54%	22.18%	11.10%	(2.76)%	20.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.44%	1.58%	1.77%	2.13%
Expenses net of fee waivers, if any	1.35%	1.43%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.34%	1.42%	1.44%	1.43%	1.48%
Net investment income (loss)	.84%	.80%	.99%	.92%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,017	$ 74,595	$ 21,874	$ 6,352	$ 3,084
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.06	.05	.06	.06	.04
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.24	1.93	.87	(.25)	1.43
Distributions from net investment income	(.02)	(.07)	(.05)	(.04)	(.02)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.03)	(.07) H	(.06)	(.05)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Total ReturnA, B	2.21%	21.91%	10.82%	(3.03)%	20.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.85%	2.03%	2.41%
Expenses net of fee waivers, if any	1.65%	1.69%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.68%	1.69%	1.68%	1.73%
Net investment income (loss)	.53%	.54%	.74%	.67%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,369	$ 23,118	$ 10,690	$ 2,917	$ 1,034
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Income from Investment Operations
Net investment income (loss) C	- G	- G	.02	.01	- G
Net realized and unrealized gain (loss)	.19	1.89	.80	(.30)	1.38
Total from investment operations	.19	1.89	.82	(.29)	1.38
Distributions from net investment income	-	(.03)	-	(.01)	-
Distributions from net realized gain	(.01)	(.01)	-	- G	-
Total distributions	(.01)	(.04)	-	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Total ReturnA, B	1.76%	21.35%	10.17%	(3.47)%	19.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.35%	2.55%	2.87%
Expenses net of fee waivers, if any	2.14%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.14%	2.17%	2.19%	2.18%	2.23%
Net investment income (loss)	.04%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404	$ 1,579	$ 1,116	$ 473	$ 581
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Income from Investment Operations
Net investment income (loss) C	.01	.01	.02	.01	-G
Net realized and unrealized gain (loss)	.18	1.87	.80	(.31)	1.38
Total from investment operations	.19	1.88	.82	(.30)	1.38
Distributions from net investment income	-	(.02)	(.01)	(.01)	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.02)
Total distributions	(.01)	(.03)	(.01)I	(.01)H	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Total ReturnA, B	1.77%	21.29%	10.27%	(3.57)%	19.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.19%	2.33%	2.52%	2.89%
Expenses net of fee waivers, if any	2.12%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.12%	2.17%	2.19%	2.18%	2.24%
Net investment income (loss)	.06%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,737	$ 17,196	$ 5,648	$ 2,767	$ 1,261
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.11	.10	.07
Net realized and unrealized gain (loss)	.19	1.88	.81	(.30)	1.39
Total from investment operations	.32	1.99	.92	(.20)	1.46
Distributions from net investment income	(.05)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.06)	(.10)H	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Total ReturnA	2.96%	22.48%	11.41%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.13%	1.28%	1.52%	1.89%
Expenses net of fee waivers, if any	1.04%	1.13%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.11%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.11%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 635,607	$ 430,914	$ 149,526	$ 53,437	$ 28,454
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.10	.10	.07
Net realized and unrealized gain (loss)	.18	1.90	.81	(.30)	1.39
Total from investment operations	.31	2.01	.91	(.20)	1.46
Distributions from net investment income	(.06)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.07)	(.11)	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Total ReturnA	2.84%	22.66%	11.28%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.11%	1.27%	1.50%	1.92%
Expenses net of fee waivers, if any	1.04%	1.11%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.09%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.13%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,554	$ 38,771	$ 3,992	$ 493	$ 113
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.14	.02
Net realized and unrealized gain (loss)	.19	.56
Total from investment operations	.33	.58
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.07)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 11.10	$ 10.84
Total ReturnB, C	3.07%	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.94%A
Expenses net of fee waivers, if any	.88%	.94%A
Expenses net of all reductions	.88%	.93%A
Net investment income (loss)	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104	$ 106
Portfolio turnover rateF	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,999,674
Gross unrealized depreciation	(22,777,849)
Net unrealized appreciation (depreciation) on securities	$ 88,221,825

Tax Cost	$ 854,018,108

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,829,762
Capital loss carryforward	$ (8,517,174)
Net unrealized appreciation (depreciation) on securities and other investments	$ 88,155,149

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(7,236,154)
Long-term	(1,281,020)
Total no expiration	(8,517,174)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,592,642	$ 2,195,105
Long-term Capital Gains	513,442	-
Total	$ 3,106,084	$ 2,195,105

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $523,591,304 and $200,715,697, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 254,598	$ 7,801
Class T	.25%	.25%	131,110	-
Class B	.75%	.25%	15,512	11,650
Class C	.75%	.25%	276,397	95,761
			$ 677,617	$ 115,212

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86,435
Class T	14,136
Class B*	528
Class C*	3,947
$ 105,046

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 265,803.26
Class T	81,975.31
Class B	4,755.31
Class C	79,887.29
International Growth	1,083,784.20
Institutional Class	171,407.21
Class Z	50.05
	$ 1,687,661

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,309 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,581.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $819,854. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $325,646, including $14,631 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,405 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,248.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 253,092	$ 226,330
Class T	40,595	86,155
Class B	-	4,290
Class C	-	14,481
International Growth	2,051,403	1,698,830
Institutional Class	246,949	51,250
Class Z	604	-
Total	$ 2,592,643	$ 2,081,336
From net realized gain
Class A	$ 66,995	$ 13,472
Class T	20,298	6,243
Class B	1,337	631
Class C	16,479	3,291
International Growth	369,252	87,569
Institutional Class	38,992	2,563
Class Z	88	-
Total	$ 513,441	$ 113,769

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	6,584,484	5,907,169	$ 72,326,606	$ 58,500,264
Reinvestment of distributions	27,068	24,178	291,793	218,566
Shares redeemed	(2,724,911)	(1,466,703)	(30,099,985)	(14,226,261)
Net increase (decrease)	3,886,641	4,464,644	$ 42,518,414	$ 44,492,569
Class T
Shares sold	834,072	1,144,706	$ 9,114,198	$ 11,429,141
Reinvestment of distributions	5,459	10,086	58,733	91,076
Shares redeemed	(585,464)	(206,178)	(6,459,248)	(2,020,899)
Net increase (decrease)	254,067	948,614	$ 2,713,683	$ 9,499,318
Class B
Shares sold	35,020	70,442	$ 380,789	$ 702,618
Reinvestment of distributions	123	531	1,323	4,806
Shares redeemed	(53,583)	(49,437)	(587,919)	(483,935)
Net increase (decrease)	(18,440)	21,536	$ (205,807)	$ 223,489

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class C
Shares sold	1,827,859	1,392,365	$ 19,884,401	$ 13,520,584
Reinvestment of distributions	1,498	1,911	16,049	17,237
Shares redeemed	(426,678)	(424,469)	(4,637,384)	(4,120,400)
Net increase (decrease)	1,402,679	969,807	$ 15,263,066	$ 9,417,421
International Growth
Shares sold	27,835,093	29,198,608	$ 307,440,711	$ 290,678,738
Reinvestment of distributions	197,948	192,126	2,143,781	1,742,585
Shares redeemed	(10,494,762)	(6,365,570)	(115,997,211)	(62,814,771)
Net increase (decrease)	17,538,279	23,025,164	$ 193,587,281	$ 229,606,552
Institutional Class
Shares sold	10,292,704	3,568,741	$ 113,864,505	$ 35,951,935
Reinvestment of distributions	24,180	5,682	261,623	51,476
Shares redeemed	(2,927,192)	(443,392)	(31,428,962)	(4,427,602)
Net increase (decrease)	7,389,692	3,131,031	$ 82,697,166	$ 31,575,809
Class Z
Shares sold	-	9,747	$ -	$ 100,000
Reinvestment of distributions	64	-	692	-
Shares redeemed	(475)	-	(5,267)	-
Net increase (decrease)	(411)	9,747	$ (4,575)	$ 100,000

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 15% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/09/2013	$0.0679	$0.0059

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, Class Z, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013.The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AIGFZ-UANN-1214
1.9585036.101

Fidelity®

International Growth Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Growth Fund	2.96%	10.63%	2.38%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year ending October 31, 2014, the fund's Retail Class shares gained 2.96%, well ahead of the MSCI EAFE Growth Index, which returned -0.51%. The fund benefited from its positioning in the U.S. - where some fund holdings happen to be domiciled while doing most or all of their business abroad - and also a beneficial underweighting in Europe. My stance in Japan was a modest negative. On an individual basis, U.K.-based hotel company Intercontinental Hotels Group was the fund's top individual contributor. I continued to like this stock for its strong operations and ability to benefit from a cyclically improving hotel business, especially in the U.S. Visa and MasterCard, two U.S.-based payment-processing software companies not found in the index, also were significant contributors. One notable laggard was Andritz, an Austrian industrial engineering firm with a dominant competitive position in several industries. The value of our stake fell during the 12 months, most likely because of investors' concerns about a slowing global economy. Another disappointment was Nokian Tyres, a Finland-based tire manufacturer that encountered a difficult business environment. I ultimately sold the fund's stake in search of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.34%
Actual		$ 1,000.00	$ 993.70	$ 6.73
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 991.90	$ 8.23
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.13%
Actual		$ 1,000.00	$ 990.90	$ 10.69
HypotheticalA		$ 1,000.00	$ 1,014.47	$ 10.82
Class C	2.12%
Actual		$ 1,000.00	$ 990.00	$ 10.63
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
International Growth	1.03%
Actual		$ 1,000.00	$ 995.50	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Institutional Class	1.05%
Actual		$ 1,000.00	$ 995.50	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class Z	.88%
Actual		$ 1,000.00	$ 996.40	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 18.8%
United Kingdom 15.5%
Japan 14.2%
Switzerland 12.4%
Sweden 5.6%
Germany 4.6%
Belgium 4.5%
Australia 3.5%
Denmark 2.8%
Other 18.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
As of April 30, 2014
United States of America* 17.7%
United Kingdom 14.4%
Japan 13.9%
Switzerland 13.4%
Sweden 6.7%
Belgium 4.7%
Germany 4.2%
Australia 3.0%
Denmark 3.0%
Other 19.0%
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities)
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	96.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3	3.3
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.5	4.2
Nestle SA (Switzerland, Food Products)	3.7	3.7
Prudential PLC (United Kingdom, Insurance)	3.0	2.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.0	3.2
DENSO Corp. (Japan, Auto Components)	2.6	2.7
Linde AG (Germany, Chemicals)	2.6	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.3	1.7
CSL Ltd. (Australia, Biotechnology)	2.3	2.0
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.5
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.2	2.1
	28.4
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	16.1	12.2
Consumer Discretionary	15.5	17.2
Financials	15.2	15.9
Industrials	14.8	14.9
Consumer Staples	14.8	15.7
Information Technology	9.9	7.8
Materials	7.4	8.3
Energy	2.2	2.3
Telecommunication Services	0.8	2.4

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 3.5%
CSL Ltd.	298,127	$ 21,048,639
Sydney Airport unit	1,294,562	5,032,913
Transurban Group unit	939,495	6,728,575
TOTAL AUSTRALIA		32,810,127
Austria - 1.0%
Andritz AG	190,697	9,205,199
Bailiwick of Jersey - 1.0%
Shire PLC	138,400	9,286,215
Belgium - 4.5%
Anheuser-Busch InBev SA NV	251,991	27,944,391
KBC Groupe SA (a)	265,383	14,217,141
TOTAL BELGIUM		42,161,532
Bermuda - 0.5%
Lazard Ltd. Class A	99,692	4,905,843
Canada - 0.7%
Canadian Pacific Railway Ltd.	33,200	6,905,706
Cayman Islands - 2.7%
Sands China Ltd.	1,690,400	10,543,212
Tencent Holdings Ltd.	343,200	5,516,004
Wynn Macau Ltd.	2,474,400	8,945,222
TOTAL CAYMAN ISLANDS		25,004,438
Denmark - 2.8%
Jyske Bank A/S (Reg.) (a)	101,100	5,446,923
Novo Nordisk A/S Series B sponsored ADR	452,400	20,439,432
TOTAL DENMARK		25,886,355
Finland - 0.2%
Tikkurila Oyj	108,900	2,248,993
France - 1.0%
Safran SA	152,700	9,663,478
Germany - 4.6%
Bayer AG	133,500	18,979,677
Linde AG	129,941	23,961,253
TOTAL GERMANY		42,940,930
India - 0.5%
Housing Development Finance Corp. Ltd.	235,780	4,246,218
Common Stocks - continued
	Shares	Value
Ireland - 2.3%
CRH PLC sponsored ADR	444,566	$ 9,962,724
James Hardie Industries PLC:
CDI	445,857	4,755,798
sponsored ADR	132,300	7,055,559
TOTAL IRELAND		21,774,081
Israel - 0.2%
Azrieli Group	67,500	2,166,849
Italy - 0.6%
Azimut Holding SpA	111,600	2,606,833
Interpump Group SpA	252,351	3,288,830
TOTAL ITALY		5,895,663
Japan - 14.2%
Aozora Bank Ltd.	1,240,000	4,358,487
Astellas Pharma, Inc.	797,900	12,383,805
Coca-Cola Central Japan Co. Ltd.	174,500	3,139,790
DENSO Corp.	533,800	24,465,988
East Japan Railway Co.	68,800	5,373,503
Fanuc Corp.	51,900	9,146,637
Fast Retailing Co. Ltd.	27,400	10,186,156
Japan Tobacco, Inc.	144,500	4,930,203
Keyence Corp.	43,762	21,206,307
Mitsui Fudosan Co. Ltd.	439,000	14,121,067
Seven Bank Ltd.	1,300,000	5,429,321
SHO-BOND Holdings Co. Ltd.	121,100	4,679,336
USS Co. Ltd.	566,700	8,918,724
Yamato Kogyo Co. Ltd.	142,400	4,613,045
TOTAL JAPAN		132,952,369
Kenya - 0.4%
Safaricom Ltd.	25,598,200	3,491,314
Korea (South) - 0.4%
NAVER Corp.	5,695	3,996,510
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	44,855	4,316,845
Netherlands - 1.6%
ING Groep NV (Certificaten Van Aandelen) (a)	1,049,764	15,033,001
South Africa - 1.6%
Clicks Group Ltd.	649,951	4,425,424
Common Stocks - continued
	Shares	Value
South Africa - continued
MTN Group Ltd.	164,900	$ 3,647,916
Naspers Ltd. Class N	52,500	6,533,566
TOTAL SOUTH AFRICA		14,606,906
Spain - 2.0%
Inditex SA	570,726	16,031,326
Prosegur Compania de Seguridad SA (Reg.)	419,349	2,459,374
TOTAL SPAIN		18,490,700
Sweden - 5.6%
ASSA ABLOY AB (B Shares)	303,961	16,099,232
Atlas Copco AB (A Shares)	333,509	9,624,773
Fagerhult AB	228,152	4,202,064
H&M Hennes & Mauritz AB (B Shares)	254,482	10,121,864
Intrum Justitia AB	88,300	2,623,595
Svenska Handelsbanken AB (A Shares)	210,740	10,048,760
TOTAL SWEDEN		52,720,288
Switzerland - 12.4%
Nestle SA	475,669	34,882,777
Novartis AG	141,366	13,119,171
Roche Holding AG (participation certificate)	142,215	41,967,880
Schindler Holding AG:
(participation certificate)	50,627	7,071,942
(Reg.)	8,980	1,215,191
UBS AG (NY Shares)	1,028,161	17,869,438
TOTAL SWITZERLAND		116,126,399
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	864,000	3,739,490
Turkey - 0.5%
Coca-Cola Icecek Sanayi A/S	226,534	5,167,378
United Kingdom - 15.5%
Babcock International Group PLC	315,784	5,531,498
BAE Systems PLC	677,000	4,967,707
Berendsen PLC	226,573	3,660,733
BG Group PLC	614,495	10,241,193
GlaxoSmithKline PLC	418,600	9,466,206
Informa PLC	557,755	4,291,678
InterContinental Hotel Group PLC ADR	407,996	15,507,928
Johnson Matthey PLC	182,777	8,695,630
Prudential PLC	1,228,409	28,445,074
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Reckitt Benckiser Group PLC	241,345	$ 20,269,179
Rolls-Royce Group PLC	560,137	7,553,711
Rotork PLC	51,700	2,113,100
SABMiller PLC	339,166	19,125,376
Shaftesbury PLC	249,233	2,854,678
Unite Group PLC	377,876	2,581,165
TOTAL UNITED KINGDOM		145,304,856
United States of America - 15.5%
Autoliv, Inc. (d)	111,169	10,198,644
Berkshire Hathaway, Inc. Class B (a)	50,184	7,033,789
BorgWarner, Inc.	198,192	11,300,908
Cummins, Inc.	50,782	7,423,313
FMC Technologies, Inc. (a)	77,152	4,323,598
Google, Inc.:
Class A (a)	20,533	11,660,075
Class C (a)	9,003	5,033,397
Martin Marietta Materials, Inc.	70,300	8,219,476
MasterCard, Inc. Class A	172,900	14,480,375
Mead Johnson Nutrition Co. Class A	38,844	3,857,598
Mohawk Industries, Inc. (a)	54,100	7,684,364
National Oilwell Varco, Inc.	27,772	2,017,358
Oceaneering International, Inc.	54,213	3,809,548
Philip Morris International, Inc.	87,408	7,780,186
PriceSmart, Inc.	43,000	3,828,290
ResMed, Inc. (d)	67,200	3,509,184
Solera Holdings, Inc.	112,389	5,838,609
SS&C Technologies Holdings, Inc. (a)	124,300	6,006,176
Union Pacific Corp.	51,400	5,985,530
Visa, Inc. Class A	61,275	14,793,623
TOTAL UNITED STATES OF AMERICA		144,784,041
TOTAL COMMON STOCKS (Cost $817,018,791)		905,831,724
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $80,771)	50,412,330	80,645
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	24,195,564	$ 24,195,564
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,132,000	12,132,000
TOTAL MONEY MARKET FUNDS (Cost $36,327,564)		36,327,564
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $853,427,126)		942,239,933
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,448,826)
NET ASSETS - 100%		$ 936,791,107
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,126
Fidelity Securities Lending Cash Central Fund	325,646
Total	$ 347,772
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 144,729,580	$ 81,670,278	$ 63,059,302	$ -
Consumer Staples	139,667,437	68,770,276	70,897,161	-
Energy	20,391,697	10,150,504	10,241,193	-
Financials	141,364,587	69,731,419	71,633,168	-
Health Care	150,200,209	42,928,293	107,271,916	-
Industrials	140,636,585	109,675,621	30,960,964	-
Information Technology	92,270,566	61,808,765	30,461,801	-
Materials	69,512,478	60,143,635	9,368,843	-
Telecommunication Services	7,139,230	7,139,230	-	-
Money Market Funds	36,327,564	36,327,564	-	-
Total Investments in Securities:	$ 942,239,933	$ 548,345,585	$ 393,894,348	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 60,817,931
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $12,004,474) - See accompanying schedule: Unaffiliated issuers (cost $817,099,562)	$ 905,912,369
Fidelity Central Funds (cost $36,327,564)	36,327,564
Total Investments (cost $853,427,126)		$ 942,239,933
Foreign currency held at value (cost $43)		42
Receivable for investments sold		4,073,580
Receivable for fund shares sold		4,531,915
Dividends receivable		1,723,029
Distributions receivable from Fidelity Central Funds		6,903
Prepaid expenses		3,337
Other receivables		2,775
Total assets		952,581,514

Liabilities
Payable for investments purchased	$ 1,884,552
Payable for fund shares redeemed	842,608
Accrued management fee	580,330
Distribution and service plan fees payable	60,982
Other affiliated payables	191,189
Other payables and accrued expenses	98,746
Collateral on securities loaned, at value	12,132,000
Total liabilities		15,790,407

Net Assets		$ 936,791,107
Net Assets consist of:
Paid in capital		$ 850,335,068
Undistributed net investment income		6,829,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,108,156)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,734,433
Net Assets		$ 936,791,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($119,017,195 ÷ 10,806,546 shares)	$ 11.01

Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($26,368,504 ÷ 2,404,861 shares)	$ 10.96

Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($1,404,031 ÷ 128,735 shares)A	$ 10.91

Class C: Net Asset Value and offering price per share ($32,737,168 ÷ 3,011,271 shares)A	$ 10.87

International Growth: Net Asset Value, offering price and redemption price per share ($635,606,779 ÷ 57,274,082 shares)	$ 11.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($121,553,795 ÷ 10,967,024 shares)	$ 11.08

Class Z: Net Asset Value, offering price and redemption price per share ($103,635 ÷ 9,336 shares)	$ 11.10

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 17,871,194
Income from Fidelity Central Funds		347,772
Income before foreign taxes withheld		18,218,966
Less foreign taxes withheld		(1,316,845)
Total income		16,902,121

Expenses
Management fee Basic fee	$ 5,413,678
Performance adjustment	364,493
Transfer agent fees	1,687,661
Distribution and service plan fees	677,617
Accounting and security lending fees	377,289
Custodian fees and expenses	106,805
Independent trustees' compensation	3,045
Registration fees	139,931
Audit	71,897
Legal	2,124
Miscellaneous	3,622
Total expenses before reductions	8,848,162
Expense reductions	(10,690)	8,837,472
Net investment income (loss)		8,064,649
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,867,777)
Foreign currency transactions	(61,847)
Total net realized gain (loss)		(8,929,624)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,698)	17,936,446
Assets and liabilities in foreign currencies	(63,604)
Total change in net unrealized appreciation (depreciation)		17,872,842
Net gain (loss)		8,943,218
Net increase (decrease) in net assets resulting from operations		$ 17,007,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,064,649	$ 3,493,326
Net realized gain (loss)	(8,929,624)	6,317,113
Change in net unrealized appreciation (depreciation)	17,872,842	60,869,889
Net increase (decrease) in net assets resulting from operations	17,007,867	70,680,328
Distributions to shareholders from net investment income	(2,592,643)	(2,081,336)
Distributions to shareholders from net realized gain	(513,441)	(113,769)
Total distributions	(3,106,084)	(2,195,105)
Share transactions - net increase (decrease)	336,569,228	324,915,158
Redemption fees	42,228	31,216
Total increase (decrease) in net assets	350,513,239	393,431,597

Net Assets
Beginning of period	586,277,868	192,846,271
End of period (including undistributed net investment income of $6,829,762 and undistributed net investment income of $2,476,993, respectively)	$ 936,791,107	$ 586,277,868

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 8.91	$ 8.09	$ 8.38	$ 7.01
Income from Investment Operations
Net investment income (loss) C	.09	.08	.08	.08	.05
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.27	1.96	.89	(.23)	1.44
Distributions from net investment income	(.03)	(.08)	(.06)	(.05)	(.05)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.04)	(.09)	(.07)	(.06)	(.07) H
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 11.01	$ 10.78	$ 8.91	$ 8.09	$ 8.38
Total ReturnA, B	2.54%	22.18%	11.10%	(2.76)%	20.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.44%	1.58%	1.77%	2.13%
Expenses net of fee waivers, if any	1.35%	1.43%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.34%	1.42%	1.44%	1.43%	1.48%
Net investment income (loss)	.84%	.80%	.99%	.92%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,017	$ 74,595	$ 21,874	$ 6,352	$ 3,084
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.75	$ 8.89	$ 8.08	$ 8.38	$ 7.00
Income from Investment Operations
Net investment income (loss) C	.06	.05	.06	.06	.04
Net realized and unrealized gain (loss)	.18	1.88	.81	(.31)	1.39
Total from investment operations	.24	1.93	.87	(.25)	1.43
Distributions from net investment income	(.02)	(.07)	(.05)	(.04)	(.02)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.03)	(.07) H	(.06)	(.05)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.96	$ 10.75	$ 8.89	$ 8.08	$ 8.38
Total ReturnA, B	2.21%	21.91%	10.82%	(3.03)%	20.47%
Ratios to Average Net Assets D, F
Expenses before reductions	1.65%	1.69%	1.85%	2.03%	2.41%
Expenses net of fee waivers, if any	1.65%	1.69%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.65%	1.68%	1.69%	1.68%	1.73%
Net investment income (loss)	.53%	.54%	.74%	.67%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,369	$ 23,118	$ 10,690	$ 2,917	$ 1,034
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 8.88	$ 8.06	$ 8.36	$ 6.98
Income from Investment Operations
Net investment income (loss) C	- G	- G	.02	.01	- G
Net realized and unrealized gain (loss)	.19	1.89	.80	(.30)	1.38
Total from investment operations	.19	1.89	.82	(.29)	1.38
Distributions from net investment income	-	(.03)	-	(.01)	-
Distributions from net realized gain	(.01)	(.01)	-	- G	-
Total distributions	(.01)	(.04)	-	(.01)	-
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.91	$ 10.73	$ 8.88	$ 8.06	$ 8.36
Total ReturnA, B	1.76%	21.35%	10.17%	(3.47)%	19.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.14%	2.19%	2.35%	2.55%	2.87%
Expenses net of fee waivers, if any	2.14%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.14%	2.17%	2.19%	2.18%	2.23%
Net investment income (loss)	.04%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,404	$ 1,579	$ 1,116	$ 473	$ 581
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 8.84	$ 8.03	$ 8.34	$ 6.98
Income from Investment Operations
Net investment income (loss) C	.01	.01	.02	.01	-G
Net realized and unrealized gain (loss)	.18	1.87	.80	(.31)	1.38
Total from investment operations	.19	1.88	.82	(.30)	1.38
Distributions from net investment income	-	(.02)	(.01)	(.01)	-
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.02)
Total distributions	(.01)	(.03)	(.01)I	(.01)H	(.02)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 10.87	$ 10.69	$ 8.84	$ 8.03	$ 8.34
Total ReturnA, B	1.77%	21.29%	10.27%	(3.57)%	19.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.12%	2.19%	2.33%	2.52%	2.89%
Expenses net of fee waivers, if any	2.12%	2.18%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.12%	2.17%	2.19%	2.18%	2.24%
Net investment income (loss)	.06%	.05%	.24%	.17%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,737	$ 17,196	$ 5,648	$ 2,767	$ 1,261
Portfolio turnover rateE	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.95	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.11	.10	.07
Net realized and unrealized gain (loss)	.19	1.88	.81	(.30)	1.39
Total from investment operations	.32	1.99	.92	(.20)	1.46
Distributions from net investment income	(.05)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.06)	(.10)H	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.10	$ 10.84	$ 8.95	$ 8.12	$ 8.40
Total ReturnA	2.96%	22.48%	11.41%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.13%	1.28%	1.52%	1.89%
Expenses net of fee waivers, if any	1.04%	1.13%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.11%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.11%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 635,607	$ 430,914	$ 149,526	$ 53,437	$ 28,454
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 8.94	$ 8.12	$ 8.40	$ 7.02
Income from Investment Operations
Net investment income (loss) B	.13	.11	.10	.10	.07
Net realized and unrealized gain (loss)	.18	1.90	.81	(.30)	1.39
Total from investment operations	.31	2.01	.91	(.20)	1.46
Distributions from net investment income	(.06)	(.10)	(.08)	(.07)	(.06)
Distributions from net realized gain	(.01)	(.01)	(.01)	(.01)	(.03)
Total distributions	(.07)	(.11)	(.09)	(.08)	(.08)G
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 11.08	$ 10.84	$ 8.94	$ 8.12	$ 8.40
Total ReturnA	2.84%	22.66%	11.28%	(2.47)%	20.97%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.11%	1.27%	1.50%	1.92%
Expenses net of fee waivers, if any	1.04%	1.11%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.09%	1.19%	1.18%	1.23%
Net investment income (loss)	1.14%	1.13%	1.24%	1.17%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121,554	$ 38,771	$ 3,992	$ 493	$ 113
Portfolio turnover rateD	27%	32%	32%	68%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.84	$ 10.26
Income from Investment Operations
Net investment income (loss) D	.14	.02
Net realized and unrealized gain (loss)	.19	.56
Total from investment operations	.33	.58
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.07)	-
Redemption fees added to paid in capital D,I	-	-
Net asset value, end of period	$ 11.10	$ 10.84
Total ReturnB, C	3.07%	5.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.88%	.94%A
Expenses net of fee waivers, if any	.88%	.94%A
Expenses net of all reductions	.88%	.93%A
Net investment income (loss)	1.30%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104	$ 106
Portfolio turnover rateF	27%	32%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 110,999,674
Gross unrealized depreciation	(22,777,849)
Net unrealized appreciation (depreciation) on securities	$ 88,221,825

Tax Cost	$ 854,018,108

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,829,762
Capital loss carryforward	$ (8,517,174)
Net unrealized appreciation (depreciation) on securities and other investments	$ 88,155,149

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(7,236,154)
Long-term	(1,281,020)
Total no expiration	(8,517,174)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,592,642	$ 2,195,105
Long-term Capital Gains	513,442	-
Total	$ 3,106,084	$ 2,195,105

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $523,591,304 and $200,715,697, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 254,598	$ 7,801
Class T	.25%	.25%	131,110	-
Class B	.75%	.25%	15,512	11,650
Class C	.75%	.25%	276,397	95,761
			$ 677,617	$ 115,212

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 86,435
Class T	14,136
Class B*	528
Class C*	3,947
$ 105,046

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 265,803.26
Class T	81,975.31
Class B	4,755.31
Class C	79,887.29
International Growth	1,083,784.20
Institutional Class	171,407.21
Class Z	50.05
	$ 1,687,661

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,309 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,581.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

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Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $819,854. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $325,646, including $14,631 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,405 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,248.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 253,092	$ 226,330
Class T	40,595	86,155
Class B	-	4,290
Class C	-	14,481
International Growth	2,051,403	1,698,830
Institutional Class	246,949	51,250
Class Z	604	-
Total	$ 2,592,643	$ 2,081,336
From net realized gain
Class A	$ 66,995	$ 13,472
Class T	20,298	6,243
Class B	1,337	631
Class C	16,479	3,291
International Growth	369,252	87,569
Institutional Class	38,992	2,563
Class Z	88	-
Total	$ 513,441	$ 113,769

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	6,584,484	5,907,169	$ 72,326,606	$ 58,500,264
Reinvestment of distributions	27,068	24,178	291,793	218,566
Shares redeemed	(2,724,911)	(1,466,703)	(30,099,985)	(14,226,261)
Net increase (decrease)	3,886,641	4,464,644	$ 42,518,414	$ 44,492,569
Class T
Shares sold	834,072	1,144,706	$ 9,114,198	$ 11,429,141
Reinvestment of distributions	5,459	10,086	58,733	91,076
Shares redeemed	(585,464)	(206,178)	(6,459,248)	(2,020,899)
Net increase (decrease)	254,067	948,614	$ 2,713,683	$ 9,499,318
Class B
Shares sold	35,020	70,442	$ 380,789	$ 702,618
Reinvestment of distributions	123	531	1,323	4,806
Shares redeemed	(53,583)	(49,437)	(587,919)	(483,935)
Net increase (decrease)	(18,440)	21,536	$ (205,807)	$ 223,489

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class C
Shares sold	1,827,859	1,392,365	$ 19,884,401	$ 13,520,584
Reinvestment of distributions	1,498	1,911	16,049	17,237
Shares redeemed	(426,678)	(424,469)	(4,637,384)	(4,120,400)
Net increase (decrease)	1,402,679	969,807	$ 15,263,066	$ 9,417,421
International Growth
Shares sold	27,835,093	29,198,608	$ 307,440,711	$ 290,678,738
Reinvestment of distributions	197,948	192,126	2,143,781	1,742,585
Shares redeemed	(10,494,762)	(6,365,570)	(115,997,211)	(62,814,771)
Net increase (decrease)	17,538,279	23,025,164	$ 193,587,281	$ 229,606,552
Institutional Class
Shares sold	10,292,704	3,568,741	$ 113,864,505	$ 35,951,935
Reinvestment of distributions	24,180	5,682	261,623	51,476
Shares redeemed	(2,927,192)	(443,392)	(31,428,962)	(4,427,602)
Net increase (decrease)	7,389,692	3,131,031	$ 82,697,166	$ 31,575,809
Class Z
Shares sold	-	9,747	$ -	$ 100,000
Reinvestment of distributions	64	-	692	-
Shares redeemed	(475)	-	(5,267)	-
Net increase (decrease)	(411)	9,747	$ (4,575)	$ 100,000

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 19% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in December 2013 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/09/2013	$0.0559	$0.0059

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class, Class Z, and the retail class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013.The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, Class Z, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, 1.05%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

IGF-UANN-1214
1.912349.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
International Small Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)†	-8.38%	9.00%	8.07%
Class T (incl. 3.50% sales charge)†	-6.39%	9.23%	8.05%
Class B (incl. contingent deferred sales charge) A,†	-8.25%	9.18%	8.14%
Class C (incl. contingent deferred sales charge) B,†	-4.37%	9.49%	7.92%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

† Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index and MSCI EAFE Small Cap Index performed over the same period.

Effective April 1, 2014, the fund began comparing its performance to the MSCI ACWI (All Country World Index) ex USA Small Cap Index rather than the MSCI EAFE Small Cap Index because the MSCI ACWI (All Country World Index) ex USA Small Cap Index provides a more appropriate performance comparison for the fund.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Chamovitz, who became Portfolio Manager of Fidelity Advisor® International Small Cap Fund on March 1, 2014: For the year, the fund's Class A, Class T, Class B and Class C shares returned -2.79%, -3.00%, -3.52% and -3.43%, respectively (excluding sales charges), trailing the -0.79% return of the MSCI ACWI (All Country World Index) ex USA Small Cap Index, which became the fund's primary benchmark on April 1, 2014, and the -1.91% result of the old benchmark, the MSCI EAFE Small Cap Index. Additionally, the fund's performance fell short of the 0.29% return of a linked index combining the returns of the MSCI EAFE Small Cap Index, with which the fund was compared through March, and the new MSCI benchmark, with which the fund was compared during the period's final seven months. The fund's benchmark was changed to reflect a broadened investment focus. Stock selection in Japan meaningfully weighed on the fund's relative results. A sizable overweighting in Japanese utility Hokkaido Electric Power was by far the biggest relative detractor. GFK, a Luxembourg-based consumer research provider, also hampered performance. Both detractors I mentioned were sold from the fund. Conversely, the top relative contributor was a non-index position in Japan-based home furnishings retailer Nitori Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.49%
Actual		$ 1,000.00	$ 947.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.75%
Actual		$ 1,000.00	$ 946.20	$ 8.58
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.23%
Actual		$ 1,000.00	$ 943.80	$ 10.93
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Class C	2.21%
Actual		$ 1,000.00	$ 944.00	$ 10.83
HypotheticalA		$ 1,000.00	$ 1,014.06	$ 11.22
International Small Cap	1.19%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Institutional Class	1.08%
Actual		$ 1,000.00	$ 949.40	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 21.2%
United Kingdom 16.9%
United States of America* 5.7%
Australia 5.4%
Switzerland 4.3%
Canada 4.2%
France 3.5%
Germany 3.4%
Cayman Islands 3.2%
Other 32.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 19.0%
United Kingdom 16.1%
United States of America* 9.8%
Germany 6.1%
France 5.6%
Australia 5.0%
Cayman Islands 3.7%
Bermuda 3.6%
Switzerland 2.8%
Other 28.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	91.4
Bonds	0.0	0.2
Investment Companies	0.0	4.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	2.2	1.5
Ultra Electronics Holdings PLC (United Kingdom, Aerospace & Defense)	1.3	1.0
Close Brothers Group PLC (United Kingdom, Capital Markets)	1.3	1.0
Dillard's, Inc. Class A (United States of America, Multiline Retail)	1.2	0.9
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.2	0.9
Nitori Holdings Co. Ltd. (Japan, Specialty Retail)	1.1	1.1
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	1.1	0.9
Moneysupermarket.com Group PLC (United Kingdom, Internet Software & Services)	1.0	1.1
Jyske Bank A/S (Reg.) (Denmark, Banks)	1.0	0.5
Pargesa Holding SA (Switzerland, Diversified Financial Services)	0.9	0.9
	12.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.4	18.6
Financials	18.8	17.9
Consumer Discretionary	15.8	15.6
Information Technology	11.1	11.4
Materials	8.4	9.0
Health Care	7.9	7.4
Consumer Staples	7.7	5.2
Energy	5.2	5.6
Telecommunication Services	0.8	0.6
Utilities	0.4	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 5.4%
Austal Ltd. (a)	3,396,893	$ 3,834,820
Bradken Ltd.	1,369,055	4,670,117
Challenger Ltd.	845,650	5,201,309
Charter Hall Group unit	1,196,020	4,604,097
GUD Holdings Ltd. (d)	1,213,118	7,678,736
iiNet Ltd.	455,468	3,214,157
Imdex Ltd. (a)	7,363,809	3,899,196
Life Healthcare Group Ltd.	1,826,612	3,657,331
Nanosonics Ltd. (a)	1,455,582	1,255,061
RCG Corp. Ltd.	2,518,231	1,362,204
Slater & Gordon Ltd.	1,258,177	6,797,893
SomnoMed Ltd. (a)	584,445	1,273,029
Vision Group Holdings Ltd.	1,221,604	809,573
TOTAL AUSTRALIA		48,257,523
Austria - 1.1%
Andritz AG	106,312	5,131,822
RHI AG	195,100	4,998,589
TOTAL AUSTRIA		10,130,411
Bailiwick of Jersey - 1.1%
Kennedy Wilson Europe Real Estate PLC	236,185	3,929,382
Regus PLC (d)	2,000,300	6,313,363
TOTAL BAILIWICK OF JERSEY		10,242,745
Belgium - 1.3%
Barco NV	94,703	6,978,211
Econocom Group SA	735,085	4,748,640
TOTAL BELGIUM		11,726,851
Bermuda - 2.9%
APT Satellite Holdings Ltd.	2,096,000	3,051,814
BW Offshore Ltd.	5,156,413	6,322,291
Hiscox Ltd.	604,895	6,589,700
Petra Diamonds Ltd. (a)	1,917,200	5,091,128
STELUX Holdings International	5,614,000	1,245,301
Travelport Worldwide Ltd. (d)	265,100	3,830,695
TOTAL BERMUDA		26,130,929
British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	72,524	1,757,982
Canada - 4.2%
Constellation Software, Inc.	18,966	5,342,891
Common Stocks - continued
	Shares	Value
Canada - continued
Dorel Industries, Inc. Class B (sub. vtg.)	104,700	$ 3,253,266
Genesis Land Development Corp.	886,300	3,483,704
Jean Coutu Group, Inc. Class A (sub. vtg.)	319,160	7,317,417
Lassonde Industries, Inc. Class A (sub. vtg.)	26,600	2,912,653
McCoy Global, Inc.	244,300	1,036,116
ShawCor Ltd. Class A	154,929	6,825,096
Whitecap Resources, Inc. (d)	585,981	7,585,700
TOTAL CANADA		37,756,843
Cayman Islands - 3.2%
AMVIG Holdings Ltd.	11,576,000	5,420,308
Bonjour Holdings Ltd.	47,792,800	6,048,786
China High Precision Automation Group Ltd. (a)	712,000	27,543
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Lifestyle International Holdings Ltd.	3,661,500	6,956,149
Pico Far East Holdings Ltd.	18,482,000	4,577,046
SITC International Holdings Co. Ltd.	10,248,000	5,459,089
TOTAL CAYMAN ISLANDS		28,488,922
Chile - 0.5%
Quinenco SA	2,290,914	4,757,642
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	161,979	8,726,876
Finland - 1.9%
Amer Group PLC (A Shares)	297,916	5,700,802
Kemira Oyj	358,900	4,632,482
Rakentajain Konevuokraamo Oyj (B Shares) (d)	173,356	2,522,169
Tikkurila Oyj	205,600	4,246,033
TOTAL FINLAND		17,101,486
France - 3.5%
ALTEN	112,000	4,788,838
Faurecia SA	119,873	3,874,144
Parrot SA (a)	192,714	3,656,303
Sopra Group SA	61,000	4,572,005
The Lisi Group	170,500	4,275,378
The Vicat Group	93,298	6,378,958
Wendel SA	39,952	4,402,791
TOTAL FRANCE		31,948,417
Germany - 3.4%
AURELIUS AG	158,535	5,507,081
Common Stocks - continued
	Shares	Value
Germany - continued
CompuGroup Medical AG	239,549	$ 5,493,492
GEA Group AG	170,762	7,852,378
LEG Immobilien AG	75,836	5,231,615
LEONI AG	82,747	4,733,649
SHW Group	49,128	2,236,032
TOTAL GERMANY		31,054,247
Greece - 0.8%
Metka SA	359,600	3,514,935
Motor Oil (HELLAS) Corinth Refineries SA	552,490	4,043,341
TOTAL GREECE		7,558,276
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	3,094,000	5,621,581
Far East Horizon Ltd.	3,161,000	2,939,913
Magnificent Estates Ltd. (a)	91,044,000	4,342,986
Singamas Container Holdings Ltd.	3,360,000	580,876
Techtronic Industries Co. Ltd.	1,184,500	3,708,198
TOTAL HONG KONG		17,193,554
India - 0.7%
McLeod Russel India Ltd.	748,354	3,168,801
Shriram Transport Finance Co. Ltd.	186,687	2,887,986
TOTAL INDIA		6,056,787
Ireland - 1.7%
C&C Group PLC	1,099,500	4,896,838
Mincon Group PLC	3,000,521	2,782,476
United Drug PLC (United Kingdom)	1,479,749	7,792,673
TOTAL IRELAND		15,471,987
Isle of Man - 0.6%
Lamprell PLC (a)	2,352,546	5,522,742
Israel - 0.8%
Frutarom Industries Ltd.	283,210	7,030,974
Italy - 1.0%
Danieli & C. Officine Meccaniche SpA	180,697	4,211,792
Prysmian SpA	263,900	4,563,747
TOTAL ITALY		8,775,539
Japan - 21.2%
A/S One Corp.	128,900	3,683,560
Common Stocks - continued
	Shares	Value
Japan - continued
ACOM Co. Ltd. (a)	461,000	$ 1,536,627
Aeon Delight Co. Ltd.	146,700	3,583,755
Ain Pharmaciez, Inc.	136,300	3,692,400
Arc Land Sakamoto Co. Ltd.	172,100	3,836,649
Asahi Co. Ltd.	239,400	2,661,849
Broadleaf Co. Ltd.	471,200	7,447,388
Daiwa Industries Ltd.	446,000	3,400,792
Fuji Corp.	147,800	1,523,684
Fukuda Denshi Co. Ltd.	148,400	7,595,265
GMO Internet, Inc.	676,800	5,682,740
Higashi Nihon House Co. Ltd. (d)	1,224,500	5,189,887
Hoshizaki Electric Co. Ltd.	92,000	4,456,265
Iida Group Holdings Co. Ltd.	325,351	3,615,353
JSR Corp.	479,800	8,640,363
KAWAI Musical Instruments Manufacturing Co. Ltd.	234,400	4,407,999
Kinugawa Rubber Industrial Co. Ltd.	601,000	2,547,457
Kotobuki Spirits Co. Ltd.	87,700	1,744,625
Leopalace21 Corp. (a)	1,288,500	8,070,463
Meitec Corp.	164,700	5,164,819
Miraca Holdings, Inc.	139,600	5,860,332
Mitani Shoji Co. Ltd.	234,300	5,943,325
Nitori Holdings Co. Ltd.	155,300	9,842,226
Paramount Bed Holdings Co. Ltd.	182,000	5,176,488
Ricoh Leasing Co. Ltd.	258,900	7,223,343
San-Ai Oil Co. Ltd.	740,000	5,122,345
Ship Healthcare Holdings, Inc.	94,400	2,209,544
TFP Consulting Group Co. Ltd.	171,500	5,003,205
TKC Corp.	354,500	6,959,278
Tokyo Ohka Kogyo Co. Ltd.	166,400	4,693,072
Toshiba Plant Systems & Services Corp.	390,500	6,536,302
Toyo Suisan Kaisha Ltd.	195,000	6,734,567
Tsuruha Holdings, Inc.	340,600	20,109,285
Uchiyama Holdings Co. Ltd.	451,600	2,622,789
VT Holdings Co. Ltd.	1,240,900	4,900,603
Welcia Holdings Co. Ltd. (d)	110,400	3,688,167
TOTAL JAPAN		191,106,811
Korea (South) - 1.9%
Hy-Lok Corp.	120,010	3,255,906
KEPCO Plant Service & Engineering Co. Ltd.	77,030	6,287,461
Koh Young Technology, Inc.	104,779	3,218,133
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Soulbrain Co. Ltd.	69,713	$ 1,751,836
TK Corp. (a)	172,528	2,215,922
TOTAL KOREA (SOUTH)		16,729,258
Luxembourg - 0.7%
Grand City Properties SA (a)(d)	471,873	6,046,325
Malaysia - 0.3%
Kossan Rubber Industries Bhd	2,012,100	2,813,406
Netherlands - 1.7%
Amsterdam Commodities NV	270,721	6,079,432
BinckBank NV	467,100	4,624,822
IMCD Group BV	173,500	4,783,274
TOTAL NETHERLANDS		15,487,528
New Zealand - 1.9%
EBOS Group Ltd.	1,408,656	10,508,313
Nuplex Industries Ltd.	2,588,739	6,356,454
TOTAL NEW ZEALAND		16,864,767
Norway - 1.7%
ABG Sundal Collier ASA (a)	6,803,251	4,992,786
Ekornes A/S	444,997	4,750,189
Kongsberg Gruppen ASA	282,200	5,710,984
TOTAL NORWAY		15,453,959
Singapore - 2.0%
Amtek Engineering Ltd.	6,985,000	3,288,012
Boustead Singapore Ltd.	2,261,000	3,234,692
Hour Glass Ltd.	2,454,000	3,529,772
Mapletree Industrial (REIT)	2,909,778	3,341,974
OSIM International Ltd.	2,886,000	4,180,724
TOTAL SINGAPORE		17,575,174
South Africa - 1.3%
Clicks Group Ltd.	1,411,540	9,610,975
Pinnacle Technology Holdings Ltd.	1,900,130	2,098,287
TOTAL SOUTH AFRICA		11,709,262
Sweden - 1.0%
AddTech AB (B Shares) (d)	211,656	3,016,839
Meda AB (A Shares) (d)	425,000	5,582,904
TOTAL SWEDEN		8,599,743
Common Stocks - continued
	Shares	Value
Switzerland - 4.3%
Allied World Assurance Co.	206,900	$ 7,862,200
Clariant AG (Reg.)	307,372	5,351,017
Daetwyler Holdings AG	20,416	2,584,492
Pargesa Holding SA	111,676	8,676,174
Vontobel Holdings AG	227,903	8,278,553
VZ Holding AG	37,391	6,159,615
TOTAL SWITZERLAND		38,912,051
Taiwan - 0.8%
Richtek Technology Corp.	251,000	1,209,316
Tripod Technology Corp.	3,369,000	6,296,218
TOTAL TAIWAN		7,505,534
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	3,795,000	7,532,319
TISCO Financial Group PCL	916,800	1,253,009
TOTAL THAILAND		8,785,328
Turkey - 0.4%
Aygaz A/S	821,000	3,461,080
United Kingdom - 16.9%
Aberdeen Asset Management PLC	996,500	6,918,399
Alent PLC	472,808	2,556,466
AMEC PLC	469,241	7,806,706
Ashmore Group PLC (d)	1,091,793	5,564,480
Balfour Beatty PLC	644,000	1,583,428
BBA Aviation PLC	1,384,681	7,834,717
Bond International Software PLC	843,266	1,254,545
Brammer PLC	377,864	1,959,991
Brewin Dolphin Holding PLC	763,663	3,468,212
Cineworld Group PLC	1,024,176	5,488,554
Close Brothers Group PLC	485,800	11,377,246
Countrywide PLC	951,700	6,972,750
Craneware PLC	354,064	2,817,821
Diploma PLC	551,052	6,130,957
Informa PLC	753,906	5,800,973
ITE Group PLC	1,169,900	3,186,210
Luxfer Holdings PLC sponsored ADR	386,100	6,150,573
Mears Group PLC	750,060	5,303,430
Meggitt PLC	982,183	7,087,675
Micro Focus International PLC	434,227	6,890,759
Moneysupermarket.com Group PLC	2,757,200	8,821,386
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Morgan Advanced Materials PLC	560,608	$ 2,533,473
Provident Financial PLC	201,078	6,828,937
Pureprofile Media PLC (a)(e)	1,108,572	993,094
Silverdell PLC (a)	12,644,400	202
Sinclair Pharma PLC (a)	8,403,003	3,847,854
Spectris PLC	209,600	6,042,054
Spirent Communications PLC	4,227,000	5,074,830
Ultra Electronics Holdings PLC	416,244	11,619,353
TOTAL UNITED KINGDOM		151,915,075
United States of America - 1.2%
Dillard's, Inc. Class A	104,271	11,027,701
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	7,176
TOTAL UNITED STATES OF AMERICA		11,034,877
TOTAL COMMON STOCKS (Cost $867,303,447)		859,690,911
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.11% (b)	32,958,996	32,958,996
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	15,223,760	15,223,760
TOTAL MONEY MARKET FUNDS (Cost $48,182,756)		48,182,756
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $915,486,203)		907,873,667
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(7,799,874)
NET ASSETS - 100%		$ 900,073,793
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,270 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,747
Fidelity Securities Lending Cash Central Fund	303,427
Total	$ 354,174
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 12,066,495	$ -	$ 12,052,911	$ 64,973	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,842,893	$ 53,882,215	$ 88,960,678	$ -
Consumer Staples	69,955,160	30,817,315	39,137,845	-
Energy	47,499,029	39,141,992	8,357,037	-
Financials	168,321,950	125,641,648	42,680,302	-
Health Care	72,999,435	36,043,057	36,956,378	-
Industrials	171,122,482	119,200,903	51,921,377	202
Information Technology	101,392,760	65,244,864	35,127,259	1,020,637
Materials	75,830,151	53,177,211	22,652,939	1
Telecommunication Services	6,265,971	-	6,265,971	-
Utilities	3,461,080	3,461,080	-	-
Money Market Funds	48,182,756	48,182,756	-	-
Total Investments in Securities:	$ 907,873,667	$ 574,793,041	$ 332,059,786	$ 1,020,840

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,867,578
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 11,069,913
Net Realized Gain (Loss) on Investment Securities	(13,418,381)
Net Unrealized Gain (Loss) on Investment Securities	12,110,008
Cost of Purchases	-
Proceeds of Sales	(8,740,700)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,020,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2014	$ (1,179,794)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $14,662,713) - See accompanying schedule: Unaffiliated issuers (cost $867,303,447)	$ 859,690,911
Fidelity Central Funds (cost $48,182,756)	48,182,756
Total Investments (cost $915,486,203)		$ 907,873,667
Foreign currency held at value (cost $28,166)		28,224
Receivable for investments sold		9,322,189
Receivable for fund shares sold		473,019
Dividends receivable		2,328,647
Distributions receivable from Fidelity Central Funds		9,252
Prepaid expenses		3,248
Other receivables		22,671
Total assets		920,060,917

Liabilities
Payable for investments purchased	$ 2,303,470
Payable for fund shares redeemed	1,314,911
Accrued management fee	648,973
Distribution and service plan fees payable	21,325
Other affiliated payables	236,320
Other payables and accrued expenses	238,365
Collateral on securities loaned, at value	15,223,760
Total liabilities		19,987,124

Net Assets		$ 900,073,793
Net Assets consist of:
Paid in capital		$ 792,123,948
Undistributed net investment income		7,150,729
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,515,351
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,716,235)
Net Assets		$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,571,948 ÷ 983,534 shares)	$ 24.98

Maximum offering price per share (100/94.25 of $24.98)	$ 26.50
Class T: Net Asset Value and redemption price per share ($12,295,831 ÷ 495,632 shares)	$ 24.81

Maximum offering price per share (100/96.50 of $24.81)	$ 25.71
Class B: Net Asset Value and offering price per share ($506,850 ÷ 20,678 shares)A	$ 24.51

Class C: Net Asset Value and offering price per share ($12,576,184 ÷ 518,246 shares)A	$ 24.27

International Small Cap: Net Asset Value, offering price and redemption price per share ($842,030,670 ÷ 33,228,137 shares)	$ 25.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,092,310 ÷ 319,321 shares)	$ 25.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $64,973 earned from other affiliated issuers)		$ 25,627,606
Interest		79,016
Income from Fidelity Central Funds		354,174
Income before foreign taxes withheld		26,060,796
Less foreign taxes withheld		(1,980,834)
Total income		24,079,962

Expenses
Management fee Basic fee	$ 9,557,249
Performance adjustment	(582)
Transfer agent fees	2,603,537
Distribution and service plan fees	294,101
Accounting and security lending fees	522,545
Custodian fees and expenses	385,115
Independent trustees' compensation	4,685
Registration fees	117,677
Audit	151,972
Legal	9,683
Miscellaneous	108,677
Total expenses before reductions	13,754,659
Expense reductions	(43,342)	13,711,317
Net investment income (loss)		10,368,645
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,368)	221,431,771
Other affiliated issuers	5,640,625
Foreign currency transactions	(336,386)
Total net realized gain (loss)		226,736,010
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $56,345)	(253,641,424)
Assets and liabilities in foreign currencies	(27,887)
Total change in net unrealized appreciation (depreciation)		(253,669,311)
Net gain (loss)		(26,933,301)
Net increase (decrease) in net assets resulting from operations		$ (16,564,656)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,368,645	$ 4,434,071
Net realized gain (loss)	226,736,010	66,068,952
Change in net unrealized appreciation (depreciation)	(253,669,311)	198,875,293
Net increase (decrease) in net assets resulting from operations	(16,564,656)	269,378,316
Distributions to shareholders from net investment income	(4,012,676)	(4,769,550)
Distributions to shareholders from net realized gain	(26,257,450)	(11,754,787)
Total distributions	(30,270,126)	(16,524,337)
Share transactions - net increase (decrease)	(201,807,331)	162,217,941
Redemption fees	276,780	119,206
Total increase (decrease) in net assets	(248,365,333)	415,191,126

Net Assets
Beginning of period	1,148,439,126	733,248,000
End of period (including undistributed net investment income of $7,150,729 and undistributed net investment income of $4,006,124, respectively)	$ 900,073,793	$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Income from Investment Operations
Net investment income (loss) C	.17	.06	.06	.10	.03
Net realized and unrealized gain (loss)	(.89)	6.94	1.09	(.88)	3.51
Total from investment operations	(.72)	7.00	1.15	(.78)	3.54
Distributions from net investment income	(.05)	(.07)	(.11)	(.02)	(.06)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.65)	(.40)	(.38)	(.68)	(.40)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Total ReturnA, B	(2.79)%	36.18%	6.28%	(4.00)%	20.85%
Ratios to Average Net Assets E, F
Expenses before reductions	1.50%	1.61%	1.63%	1.56%	1.71%
Expenses net of fee waivers, if any	1.50%	1.61%	1.63%	1.55%	1.65%
Expenses net of all reductions	1.50%	1.60%	1.60%	1.54%	1.63%
Net investment income (loss)	.65%	.25%	.32%	.49%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,572	$ 24,020	$ 14,125	$ 17,185	$ 19,720
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Income from Investment Operations
Net investment income (loss) C	.10	- G	.01	.05	(.02)
Net realized and unrealized gain (loss)	(.87)	6.90	1.08	(.86)	3.47
Total from investment operations	(.77)	6.90	1.09	(.81)	3.45
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(.60)	(.32)	(.27)	(.63)	(.34)
Total distributions	(.60)	(.32)	(.30)	(.63)	(.36)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Total ReturnA, B	(3.00)%	35.80%	5.97%	(4.18)%	20.46%
Ratios to Average Net Assets E, F
Expenses before reductions	1.77%	1.87%	1.88%	1.82%	1.97%
Expenses net of fee waivers, if any	1.77%	1.87%	1.88%	1.81%	1.90%
Expenses net of all reductions	1.76%	1.85%	1.85%	1.79%	1.88%
Net investment income (loss)	.38%	(.01)%	.07%	.24%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,296	$ 13,530	$ 9,262	$ 13,744	$ 16,092
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Income from Investment Operations
Net investment income (loss) C	(.03)	(.11)	(.08)	(.05)	(.10)
Net realized and unrealized gain (loss)	(.87)	6.84	1.07	(.85)	3.39
Total from investment operations	(.90)	6.73	.99	(.90)	3.29
Distributions from net realized gain	(.47)	(.08)	(.15)	(.52)	(.28)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Total ReturnA, B	(3.52)%	35.14%	5.45%	(4.68)%	19.90%
Ratios to Average Net Assets E, F
Expenses before reductions	2.28%	2.37%	2.38%	2.32%	2.47%
Expenses net of fee waivers, if any	2.28%	2.36%	2.38%	2.30%	2.40%
Expenses net of all reductions	2.27%	2.35%	2.35%	2.29%	2.38%
Net investment income (loss)	(.13)%	(.51)%	(.43)%	(.26)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507	$ 795	$ 790	$ 2,067	$ 3,457
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.11)	(.08)	(.04)	(.10)
Net realized and unrealized gain (loss)	(.85)	6.79	1.07	(.85)	3.40
Total from investment operations	(.87)	6.68	.99	(.89)	3.30
Distributions from net realized gain	(.55)	(.18)	(.19)	(.59)	(.30)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Total ReturnA, B	(3.43)%	35.15%	5.46%	(4.64)%	19.86%
Ratios to Average Net Assets E, F
Expenses before reductions	2.23%	2.33%	2.38%	2.27%	2.42%
Expenses net of fee waivers, if any	2.22%	2.33%	2.38%	2.26%	2.40%
Expenses net of all reductions	2.22%	2.32%	2.35%	2.24%	2.37%
Net investment income (loss)	(.07)%	(.47)%	(.43)%	(.21)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,576	$ 13,426	$ 6,799	$ 9,545	$ 13,501
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Income from Investment Operations
Net investment income (loss) B	.25	.12	.11	.17	.07
Net realized and unrealized gain (loss)	(.90)	7.02	1.10	(.89)	3.53
Total from investment operations	(.65)	7.14	1.21	(.72)	3.60
Distributions from net investment income	(.09)	(.14)	(.18)	(.06)	(.08)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.69)	(.46) G	(.45)	(.72)	(.42)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Total ReturnA	(2.48)%	36.56%	6.55%	(3.65)%	21.02%
Ratios to Average Net Assets D, E
Expenses before reductions	1.21%	1.33%	1.35%	1.26%	1.44%
Expenses net of fee waivers, if any	1.20%	1.32%	1.35%	1.25%	1.44%
Expenses net of all reductions	1.20%	1.31%	1.33%	1.23%	1.42%
Net investment income (loss)	.95%	.53%	.59%	.80%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Income from Investment Operations
Net investment income (loss) B	.29	.16	.13	.18	.09
Net realized and unrealized gain (loss)	(.90)	7.00	1.10	(.89)	3.53
Total from investment operations	(.61)	7.16	1.23	(.71)	3.62
Distributions from net investment income	(.13)	(.16)	(.20)	(.06)	(.09)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.73)	(.49)	(.47)	(.72)	(.43)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Total ReturnA	(2.35)%	36.68%	6.65%	(3.62)%	21.15%
Ratios to Average Net Assets D, E
Expenses before reductions	1.08%	1.20%	1.25%	1.22%	1.34%
Expenses net of fee waivers, if any	1.08%	1.20%	1.25%	1.21%	1.34%
Expenses net of all reductions	1.08%	1.18%	1.22%	1.19%	1.31%
Net investment income (loss)	1.07%	.66%	.70%	.84%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,092	$ 67,038	$ 9,503	$ 15,752	$ 8,231
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investment in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,615,138
Gross unrealized depreciation	(89,554,250)
Net unrealized appreciation (depreciation) on securities	$ (15,939,112)

Tax Cost	$ 923,812,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,272,083
Undistributed long-term capital gain	$ 115,833,054
Net unrealized appreciation (depreciation) on securities and other investments	$ (16,103,309)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 30,270,126	$ 16,524,337

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,082,370,255 and $1,280,273,199, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 65,763	$ 1,198
Class T	.25%	.25%	70,560	154
Class B	.75%	.25%	6,629	4,984
Class C	.75%	.25%	151,149	28,282
			$ 294,101	$ 34,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,407
Class T	3,814
Class B*	689
Class C*	1,952
$ 24,862

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,352.28
Class T	42,039.30
Class B	2,010.30
Class C	38,581.26
International Small Cap	2,374,942.24
Institutional Class	71,613.12
	$ 2,603,537

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,930 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,862 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $54,910. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $303,427, including $2,692 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,569 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $132.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,641.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 48,210	$ 53,369
International Small Cap	3,601,146	4,638,246
Institutional Class	363,320	77,935
Total	$ 4,012,676	$ 4,769,550

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 564,345	$ 235,834
Class T	310,220	146,972
Class B	14,343	3,106
Class C	305,689	61,233
International Small Cap	23,368,303	11,152,248
Institutional Class	1,694,550	155,394
Total	$ 26,257,450	$ 11,754,787

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	355,842	398,633	$ 9,376,508	$ 9,321,444
Reinvestment of distributions	22,103	13,843	571,356	269,801
Shares redeemed	(306,489)	(215,812)	(8,061,522)	(4,750,681)
Net increase (decrease)	71,456	196,664	$ 1,886,342	$ 4,840,564
Class T
Shares sold	115,645	141,247	$ 3,022,509	$ 3,379,516
Reinvestment of distributions	11,686	7,380	300,676	143,239
Shares redeemed	(148,659)	(104,387)	(3,861,942)	(2,281,922)
Net increase (decrease)	(21,328)	44,240	$ (538,757)	$ 1,240,833
Class B
Shares sold	3,137	4,525	$ 80,198	$ 108,233
Reinvestment of distributions	538	157	13,734	3,023
Shares redeemed	(13,726)	(15,050)	(356,690)	(330,538)
Net increase (decrease)	(10,051)	(10,368)	$ (262,758)	$ (219,282)
Class C
Shares sold	207,733	275,046	$ 5,326,341	$ 6,270,694
Reinvestment of distributions	10,499	2,855	265,425	54,609
Shares redeemed	(222,725)	(109,571)	(5,644,059)	(2,419,306)
Net increase (decrease)	(4,493)	168,330	$ (52,293)	$ 3,905,997

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
International Small Cap
Shares sold	7,158,603	11,248,438	$ 190,711,642	$ 266,912,412
Reinvestment of distributions	988,313	770,505	25,844,388	15,163,539
Shares redeemed	(13,529,838)	(8,061,607)	(360,297,655)	(180,218,306)
Net increase (decrease)	(5,382,922)	3,957,336	$ (143,741,625)	$ 101,857,645
Institutional Class
Shares sold	1,844,038	2,333,500	$ 48,462,558	$ 57,218,863
Reinvestment of distributions	61,170	8,409	1,598,368	165,323
Shares redeemed	(4,099,284)	(303,629)	(109,159,166)	(6,792,002)
Net increase (decrease)	(2,194,076)	2,038,280	$ (59,098,240)	$ 50,592,184

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.159	$3.452
Class T	12/08/14	12/05/14	$0.056	$3.452
Class B	12/08/14	12/05/14	$0.000	$3.420
Class C	12/08/14	12/05/14	$0.000	$3.420

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $165,246,247, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 32%, Class T designates 35%, Class B designates 44%, and Class C designates 38% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.2040	$0.0122

Class T	12/09/13	$0.1883	$0.0122

Class B	12/09/13	$0.1487	$0.0122

Class C	12/09/13	$0.1744	$0.0122

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 18, 2014. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for the fund.
	# of Votes	% of Votes
Affirmative	659,102,813.34	91.252
Against	41,779,512.26	5.784
Abstain	21,410,547.93	2.964
TOTAL	722,292,873.53	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISC-UANN-1214
1.793568.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class †	-2.35%	10.70%	9.08%

† Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index and MSCI EAFE Small Cap Index performed over the same period.

Effective April 1, 2014, the fund began comparing its performance to the MSCI ACWI (All Country World Index) ex USA Small Cap Index rather than the MSCI EAFE Small Cap Index because the MSCI ACWI (All Country World Index) ex USA Small Cap Index provides a more appropriate performance comparison for the fund.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Chamovitz, who became Portfolio Manager of Fidelity Advisor® International Small Cap Fund on March 1, 2014: For the year, the fund's Institutional Class shares returned -2.35%, trailing the -0.79% return of the MSCI ACWI (All Country World Index) ex USA Small Cap Index, which became the fund's primary benchmark on April 1, 2014, and the -1.91% result of the old benchmark, the MSCI EAFE Small Cap Index. Additionally, the fund's performance fell short of the 0.29% return of a linked index combining the returns of the MSCI EAFE Small Cap Index, with which the fund was compared through March, and the new MSCI benchmark, with which the fund was compared during the period's final seven months. The fund's benchmark was changed to reflect a broadened investment focus. Stock selection in Japan meaningfully weighed on the fund's relative results. A sizable overweighting in Japanese utility Hokkaido Electric Power was by far the biggest relative detractor. GFK, a Luxembourg-based consumer research provider, also hampered performance. Both detractors I mentioned were sold from the fund. Conversely, the top relative contributor was a non-index position in Japan-based home furnishings retailer Nitori Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.49%
Actual		$ 1,000.00	$ 947.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.75%
Actual		$ 1,000.00	$ 946.20	$ 8.58
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.23%
Actual		$ 1,000.00	$ 943.80	$ 10.93
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Class C	2.21%
Actual		$ 1,000.00	$ 944.00	$ 10.83
HypotheticalA		$ 1,000.00	$ 1,014.06	$ 11.22
International Small Cap	1.19%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Institutional Class	1.08%
Actual		$ 1,000.00	$ 949.40	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 21.2%
United Kingdom 16.9%
United States of America* 5.7%
Australia 5.4%
Switzerland 4.3%
Canada 4.2%
France 3.5%
Germany 3.4%
Cayman Islands 3.2%
Other 32.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 19.0%
United Kingdom 16.1%
United States of America* 9.8%
Germany 6.1%
France 5.6%
Australia 5.0%
Cayman Islands 3.7%
Bermuda 3.6%
Switzerland 2.8%
Other 28.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	91.4
Bonds	0.0	0.2
Investment Companies	0.0	4.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	2.2	1.5
Ultra Electronics Holdings PLC (United Kingdom, Aerospace & Defense)	1.3	1.0
Close Brothers Group PLC (United Kingdom, Capital Markets)	1.3	1.0
Dillard's, Inc. Class A (United States of America, Multiline Retail)	1.2	0.9
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.2	0.9
Nitori Holdings Co. Ltd. (Japan, Specialty Retail)	1.1	1.1
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	1.1	0.9
Moneysupermarket.com Group PLC (United Kingdom, Internet Software & Services)	1.0	1.1
Jyske Bank A/S (Reg.) (Denmark, Banks)	1.0	0.5
Pargesa Holding SA (Switzerland, Diversified Financial Services)	0.9	0.9
	12.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.4	18.6
Financials	18.8	17.9
Consumer Discretionary	15.8	15.6
Information Technology	11.1	11.4
Materials	8.4	9.0
Health Care	7.9	7.4
Consumer Staples	7.7	5.2
Energy	5.2	5.6
Telecommunication Services	0.8	0.6
Utilities	0.4	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 5.4%
Austal Ltd. (a)	3,396,893	$ 3,834,820
Bradken Ltd.	1,369,055	4,670,117
Challenger Ltd.	845,650	5,201,309
Charter Hall Group unit	1,196,020	4,604,097
GUD Holdings Ltd. (d)	1,213,118	7,678,736
iiNet Ltd.	455,468	3,214,157
Imdex Ltd. (a)	7,363,809	3,899,196
Life Healthcare Group Ltd.	1,826,612	3,657,331
Nanosonics Ltd. (a)	1,455,582	1,255,061
RCG Corp. Ltd.	2,518,231	1,362,204
Slater & Gordon Ltd.	1,258,177	6,797,893
SomnoMed Ltd. (a)	584,445	1,273,029
Vision Group Holdings Ltd.	1,221,604	809,573
TOTAL AUSTRALIA		48,257,523
Austria - 1.1%
Andritz AG	106,312	5,131,822
RHI AG	195,100	4,998,589
TOTAL AUSTRIA		10,130,411
Bailiwick of Jersey - 1.1%
Kennedy Wilson Europe Real Estate PLC	236,185	3,929,382
Regus PLC (d)	2,000,300	6,313,363
TOTAL BAILIWICK OF JERSEY		10,242,745
Belgium - 1.3%
Barco NV	94,703	6,978,211
Econocom Group SA	735,085	4,748,640
TOTAL BELGIUM		11,726,851
Bermuda - 2.9%
APT Satellite Holdings Ltd.	2,096,000	3,051,814
BW Offshore Ltd.	5,156,413	6,322,291
Hiscox Ltd.	604,895	6,589,700
Petra Diamonds Ltd. (a)	1,917,200	5,091,128
STELUX Holdings International	5,614,000	1,245,301
Travelport Worldwide Ltd. (d)	265,100	3,830,695
TOTAL BERMUDA		26,130,929
British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	72,524	1,757,982
Canada - 4.2%
Constellation Software, Inc.	18,966	5,342,891
Common Stocks - continued
	Shares	Value
Canada - continued
Dorel Industries, Inc. Class B (sub. vtg.)	104,700	$ 3,253,266
Genesis Land Development Corp.	886,300	3,483,704
Jean Coutu Group, Inc. Class A (sub. vtg.)	319,160	7,317,417
Lassonde Industries, Inc. Class A (sub. vtg.)	26,600	2,912,653
McCoy Global, Inc.	244,300	1,036,116
ShawCor Ltd. Class A	154,929	6,825,096
Whitecap Resources, Inc. (d)	585,981	7,585,700
TOTAL CANADA		37,756,843
Cayman Islands - 3.2%
AMVIG Holdings Ltd.	11,576,000	5,420,308
Bonjour Holdings Ltd.	47,792,800	6,048,786
China High Precision Automation Group Ltd. (a)	712,000	27,543
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Lifestyle International Holdings Ltd.	3,661,500	6,956,149
Pico Far East Holdings Ltd.	18,482,000	4,577,046
SITC International Holdings Co. Ltd.	10,248,000	5,459,089
TOTAL CAYMAN ISLANDS		28,488,922
Chile - 0.5%
Quinenco SA	2,290,914	4,757,642
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	161,979	8,726,876
Finland - 1.9%
Amer Group PLC (A Shares)	297,916	5,700,802
Kemira Oyj	358,900	4,632,482
Rakentajain Konevuokraamo Oyj (B Shares) (d)	173,356	2,522,169
Tikkurila Oyj	205,600	4,246,033
TOTAL FINLAND		17,101,486
France - 3.5%
ALTEN	112,000	4,788,838
Faurecia SA	119,873	3,874,144
Parrot SA (a)	192,714	3,656,303
Sopra Group SA	61,000	4,572,005
The Lisi Group	170,500	4,275,378
The Vicat Group	93,298	6,378,958
Wendel SA	39,952	4,402,791
TOTAL FRANCE		31,948,417
Germany - 3.4%
AURELIUS AG	158,535	5,507,081
Common Stocks - continued
	Shares	Value
Germany - continued
CompuGroup Medical AG	239,549	$ 5,493,492
GEA Group AG	170,762	7,852,378
LEG Immobilien AG	75,836	5,231,615
LEONI AG	82,747	4,733,649
SHW Group	49,128	2,236,032
TOTAL GERMANY		31,054,247
Greece - 0.8%
Metka SA	359,600	3,514,935
Motor Oil (HELLAS) Corinth Refineries SA	552,490	4,043,341
TOTAL GREECE		7,558,276
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	3,094,000	5,621,581
Far East Horizon Ltd.	3,161,000	2,939,913
Magnificent Estates Ltd. (a)	91,044,000	4,342,986
Singamas Container Holdings Ltd.	3,360,000	580,876
Techtronic Industries Co. Ltd.	1,184,500	3,708,198
TOTAL HONG KONG		17,193,554
India - 0.7%
McLeod Russel India Ltd.	748,354	3,168,801
Shriram Transport Finance Co. Ltd.	186,687	2,887,986
TOTAL INDIA		6,056,787
Ireland - 1.7%
C&C Group PLC	1,099,500	4,896,838
Mincon Group PLC	3,000,521	2,782,476
United Drug PLC (United Kingdom)	1,479,749	7,792,673
TOTAL IRELAND		15,471,987
Isle of Man - 0.6%
Lamprell PLC (a)	2,352,546	5,522,742
Israel - 0.8%
Frutarom Industries Ltd.	283,210	7,030,974
Italy - 1.0%
Danieli & C. Officine Meccaniche SpA	180,697	4,211,792
Prysmian SpA	263,900	4,563,747
TOTAL ITALY		8,775,539
Japan - 21.2%
A/S One Corp.	128,900	3,683,560
Common Stocks - continued
	Shares	Value
Japan - continued
ACOM Co. Ltd. (a)	461,000	$ 1,536,627
Aeon Delight Co. Ltd.	146,700	3,583,755
Ain Pharmaciez, Inc.	136,300	3,692,400
Arc Land Sakamoto Co. Ltd.	172,100	3,836,649
Asahi Co. Ltd.	239,400	2,661,849
Broadleaf Co. Ltd.	471,200	7,447,388
Daiwa Industries Ltd.	446,000	3,400,792
Fuji Corp.	147,800	1,523,684
Fukuda Denshi Co. Ltd.	148,400	7,595,265
GMO Internet, Inc.	676,800	5,682,740
Higashi Nihon House Co. Ltd. (d)	1,224,500	5,189,887
Hoshizaki Electric Co. Ltd.	92,000	4,456,265
Iida Group Holdings Co. Ltd.	325,351	3,615,353
JSR Corp.	479,800	8,640,363
KAWAI Musical Instruments Manufacturing Co. Ltd.	234,400	4,407,999
Kinugawa Rubber Industrial Co. Ltd.	601,000	2,547,457
Kotobuki Spirits Co. Ltd.	87,700	1,744,625
Leopalace21 Corp. (a)	1,288,500	8,070,463
Meitec Corp.	164,700	5,164,819
Miraca Holdings, Inc.	139,600	5,860,332
Mitani Shoji Co. Ltd.	234,300	5,943,325
Nitori Holdings Co. Ltd.	155,300	9,842,226
Paramount Bed Holdings Co. Ltd.	182,000	5,176,488
Ricoh Leasing Co. Ltd.	258,900	7,223,343
San-Ai Oil Co. Ltd.	740,000	5,122,345
Ship Healthcare Holdings, Inc.	94,400	2,209,544
TFP Consulting Group Co. Ltd.	171,500	5,003,205
TKC Corp.	354,500	6,959,278
Tokyo Ohka Kogyo Co. Ltd.	166,400	4,693,072
Toshiba Plant Systems & Services Corp.	390,500	6,536,302
Toyo Suisan Kaisha Ltd.	195,000	6,734,567
Tsuruha Holdings, Inc.	340,600	20,109,285
Uchiyama Holdings Co. Ltd.	451,600	2,622,789
VT Holdings Co. Ltd.	1,240,900	4,900,603
Welcia Holdings Co. Ltd. (d)	110,400	3,688,167
TOTAL JAPAN		191,106,811
Korea (South) - 1.9%
Hy-Lok Corp.	120,010	3,255,906
KEPCO Plant Service & Engineering Co. Ltd.	77,030	6,287,461
Koh Young Technology, Inc.	104,779	3,218,133
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Soulbrain Co. Ltd.	69,713	$ 1,751,836
TK Corp. (a)	172,528	2,215,922
TOTAL KOREA (SOUTH)		16,729,258
Luxembourg - 0.7%
Grand City Properties SA (a)(d)	471,873	6,046,325
Malaysia - 0.3%
Kossan Rubber Industries Bhd	2,012,100	2,813,406
Netherlands - 1.7%
Amsterdam Commodities NV	270,721	6,079,432
BinckBank NV	467,100	4,624,822
IMCD Group BV	173,500	4,783,274
TOTAL NETHERLANDS		15,487,528
New Zealand - 1.9%
EBOS Group Ltd.	1,408,656	10,508,313
Nuplex Industries Ltd.	2,588,739	6,356,454
TOTAL NEW ZEALAND		16,864,767
Norway - 1.7%
ABG Sundal Collier ASA (a)	6,803,251	4,992,786
Ekornes A/S	444,997	4,750,189
Kongsberg Gruppen ASA	282,200	5,710,984
TOTAL NORWAY		15,453,959
Singapore - 2.0%
Amtek Engineering Ltd.	6,985,000	3,288,012
Boustead Singapore Ltd.	2,261,000	3,234,692
Hour Glass Ltd.	2,454,000	3,529,772
Mapletree Industrial (REIT)	2,909,778	3,341,974
OSIM International Ltd.	2,886,000	4,180,724
TOTAL SINGAPORE		17,575,174
South Africa - 1.3%
Clicks Group Ltd.	1,411,540	9,610,975
Pinnacle Technology Holdings Ltd.	1,900,130	2,098,287
TOTAL SOUTH AFRICA		11,709,262
Sweden - 1.0%
AddTech AB (B Shares) (d)	211,656	3,016,839
Meda AB (A Shares) (d)	425,000	5,582,904
TOTAL SWEDEN		8,599,743
Common Stocks - continued
	Shares	Value
Switzerland - 4.3%
Allied World Assurance Co.	206,900	$ 7,862,200
Clariant AG (Reg.)	307,372	5,351,017
Daetwyler Holdings AG	20,416	2,584,492
Pargesa Holding SA	111,676	8,676,174
Vontobel Holdings AG	227,903	8,278,553
VZ Holding AG	37,391	6,159,615
TOTAL SWITZERLAND		38,912,051
Taiwan - 0.8%
Richtek Technology Corp.	251,000	1,209,316
Tripod Technology Corp.	3,369,000	6,296,218
TOTAL TAIWAN		7,505,534
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	3,795,000	7,532,319
TISCO Financial Group PCL	916,800	1,253,009
TOTAL THAILAND		8,785,328
Turkey - 0.4%
Aygaz A/S	821,000	3,461,080
United Kingdom - 16.9%
Aberdeen Asset Management PLC	996,500	6,918,399
Alent PLC	472,808	2,556,466
AMEC PLC	469,241	7,806,706
Ashmore Group PLC (d)	1,091,793	5,564,480
Balfour Beatty PLC	644,000	1,583,428
BBA Aviation PLC	1,384,681	7,834,717
Bond International Software PLC	843,266	1,254,545
Brammer PLC	377,864	1,959,991
Brewin Dolphin Holding PLC	763,663	3,468,212
Cineworld Group PLC	1,024,176	5,488,554
Close Brothers Group PLC	485,800	11,377,246
Countrywide PLC	951,700	6,972,750
Craneware PLC	354,064	2,817,821
Diploma PLC	551,052	6,130,957
Informa PLC	753,906	5,800,973
ITE Group PLC	1,169,900	3,186,210
Luxfer Holdings PLC sponsored ADR	386,100	6,150,573
Mears Group PLC	750,060	5,303,430
Meggitt PLC	982,183	7,087,675
Micro Focus International PLC	434,227	6,890,759
Moneysupermarket.com Group PLC	2,757,200	8,821,386
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Morgan Advanced Materials PLC	560,608	$ 2,533,473
Provident Financial PLC	201,078	6,828,937
Pureprofile Media PLC (a)(e)	1,108,572	993,094
Silverdell PLC (a)	12,644,400	202
Sinclair Pharma PLC (a)	8,403,003	3,847,854
Spectris PLC	209,600	6,042,054
Spirent Communications PLC	4,227,000	5,074,830
Ultra Electronics Holdings PLC	416,244	11,619,353
TOTAL UNITED KINGDOM		151,915,075
United States of America - 1.2%
Dillard's, Inc. Class A	104,271	11,027,701
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	7,176
TOTAL UNITED STATES OF AMERICA		11,034,877
TOTAL COMMON STOCKS (Cost $867,303,447)		859,690,911
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.11% (b)	32,958,996	32,958,996
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	15,223,760	15,223,760
TOTAL MONEY MARKET FUNDS (Cost $48,182,756)		48,182,756
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $915,486,203)		907,873,667
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(7,799,874)
NET ASSETS - 100%		$ 900,073,793
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,270 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,747
Fidelity Securities Lending Cash Central Fund	303,427
Total	$ 354,174
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 12,066,495	$ -	$ 12,052,911	$ 64,973	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,842,893	$ 53,882,215	$ 88,960,678	$ -
Consumer Staples	69,955,160	30,817,315	39,137,845	-
Energy	47,499,029	39,141,992	8,357,037	-
Financials	168,321,950	125,641,648	42,680,302	-
Health Care	72,999,435	36,043,057	36,956,378	-
Industrials	171,122,482	119,200,903	51,921,377	202
Information Technology	101,392,760	65,244,864	35,127,259	1,020,637
Materials	75,830,151	53,177,211	22,652,939	1
Telecommunication Services	6,265,971	-	6,265,971	-
Utilities	3,461,080	3,461,080	-	-
Money Market Funds	48,182,756	48,182,756	-	-
Total Investments in Securities:	$ 907,873,667	$ 574,793,041	$ 332,059,786	$ 1,020,840

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,867,578
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 11,069,913
Net Realized Gain (Loss) on Investment Securities	(13,418,381)
Net Unrealized Gain (Loss) on Investment Securities	12,110,008
Cost of Purchases	-
Proceeds of Sales	(8,740,700)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,020,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2014	$ (1,179,794)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $14,662,713) - See accompanying schedule: Unaffiliated issuers (cost $867,303,447)	$ 859,690,911
Fidelity Central Funds (cost $48,182,756)	48,182,756
Total Investments (cost $915,486,203)		$ 907,873,667
Foreign currency held at value (cost $28,166)		28,224
Receivable for investments sold		9,322,189
Receivable for fund shares sold		473,019
Dividends receivable		2,328,647
Distributions receivable from Fidelity Central Funds		9,252
Prepaid expenses		3,248
Other receivables		22,671
Total assets		920,060,917

Liabilities
Payable for investments purchased	$ 2,303,470
Payable for fund shares redeemed	1,314,911
Accrued management fee	648,973
Distribution and service plan fees payable	21,325
Other affiliated payables	236,320
Other payables and accrued expenses	238,365
Collateral on securities loaned, at value	15,223,760
Total liabilities		19,987,124

Net Assets		$ 900,073,793
Net Assets consist of:
Paid in capital		$ 792,123,948
Undistributed net investment income		7,150,729
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,515,351
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,716,235)
Net Assets		$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,571,948 ÷ 983,534 shares)	$ 24.98

Maximum offering price per share (100/94.25 of $24.98)	$ 26.50
Class T: Net Asset Value and redemption price per share ($12,295,831 ÷ 495,632 shares)	$ 24.81

Maximum offering price per share (100/96.50 of $24.81)	$ 25.71
Class B: Net Asset Value and offering price per share ($506,850 ÷ 20,678 shares)A	$ 24.51

Class C: Net Asset Value and offering price per share ($12,576,184 ÷ 518,246 shares)A	$ 24.27

International Small Cap: Net Asset Value, offering price and redemption price per share ($842,030,670 ÷ 33,228,137 shares)	$ 25.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,092,310 ÷ 319,321 shares)	$ 25.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $64,973 earned from other affiliated issuers)		$ 25,627,606
Interest		79,016
Income from Fidelity Central Funds		354,174
Income before foreign taxes withheld		26,060,796
Less foreign taxes withheld		(1,980,834)
Total income		24,079,962

Expenses
Management fee Basic fee	$ 9,557,249
Performance adjustment	(582)
Transfer agent fees	2,603,537
Distribution and service plan fees	294,101
Accounting and security lending fees	522,545
Custodian fees and expenses	385,115
Independent trustees' compensation	4,685
Registration fees	117,677
Audit	151,972
Legal	9,683
Miscellaneous	108,677
Total expenses before reductions	13,754,659
Expense reductions	(43,342)	13,711,317
Net investment income (loss)		10,368,645
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,368)	221,431,771
Other affiliated issuers	5,640,625
Foreign currency transactions	(336,386)
Total net realized gain (loss)		226,736,010
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $56,345)	(253,641,424)
Assets and liabilities in foreign currencies	(27,887)
Total change in net unrealized appreciation (depreciation)		(253,669,311)
Net gain (loss)		(26,933,301)
Net increase (decrease) in net assets resulting from operations		$ (16,564,656)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,368,645	$ 4,434,071
Net realized gain (loss)	226,736,010	66,068,952
Change in net unrealized appreciation (depreciation)	(253,669,311)	198,875,293
Net increase (decrease) in net assets resulting from operations	(16,564,656)	269,378,316
Distributions to shareholders from net investment income	(4,012,676)	(4,769,550)
Distributions to shareholders from net realized gain	(26,257,450)	(11,754,787)
Total distributions	(30,270,126)	(16,524,337)
Share transactions - net increase (decrease)	(201,807,331)	162,217,941
Redemption fees	276,780	119,206
Total increase (decrease) in net assets	(248,365,333)	415,191,126

Net Assets
Beginning of period	1,148,439,126	733,248,000
End of period (including undistributed net investment income of $7,150,729 and undistributed net investment income of $4,006,124, respectively)	$ 900,073,793	$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Income from Investment Operations
Net investment income (loss) C	.17	.06	.06	.10	.03
Net realized and unrealized gain (loss)	(.89)	6.94	1.09	(.88)	3.51
Total from investment operations	(.72)	7.00	1.15	(.78)	3.54
Distributions from net investment income	(.05)	(.07)	(.11)	(.02)	(.06)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.65)	(.40)	(.38)	(.68)	(.40)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Total ReturnA, B	(2.79)%	36.18%	6.28%	(4.00)%	20.85%
Ratios to Average Net Assets E, F
Expenses before reductions	1.50%	1.61%	1.63%	1.56%	1.71%
Expenses net of fee waivers, if any	1.50%	1.61%	1.63%	1.55%	1.65%
Expenses net of all reductions	1.50%	1.60%	1.60%	1.54%	1.63%
Net investment income (loss)	.65%	.25%	.32%	.49%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,572	$ 24,020	$ 14,125	$ 17,185	$ 19,720
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Income from Investment Operations
Net investment income (loss) C	.10	- G	.01	.05	(.02)
Net realized and unrealized gain (loss)	(.87)	6.90	1.08	(.86)	3.47
Total from investment operations	(.77)	6.90	1.09	(.81)	3.45
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(.60)	(.32)	(.27)	(.63)	(.34)
Total distributions	(.60)	(.32)	(.30)	(.63)	(.36)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Total ReturnA, B	(3.00)%	35.80%	5.97%	(4.18)%	20.46%
Ratios to Average Net Assets E, F
Expenses before reductions	1.77%	1.87%	1.88%	1.82%	1.97%
Expenses net of fee waivers, if any	1.77%	1.87%	1.88%	1.81%	1.90%
Expenses net of all reductions	1.76%	1.85%	1.85%	1.79%	1.88%
Net investment income (loss)	.38%	(.01)%	.07%	.24%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,296	$ 13,530	$ 9,262	$ 13,744	$ 16,092
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Income from Investment Operations
Net investment income (loss) C	(.03)	(.11)	(.08)	(.05)	(.10)
Net realized and unrealized gain (loss)	(.87)	6.84	1.07	(.85)	3.39
Total from investment operations	(.90)	6.73	.99	(.90)	3.29
Distributions from net realized gain	(.47)	(.08)	(.15)	(.52)	(.28)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Total ReturnA, B	(3.52)%	35.14%	5.45%	(4.68)%	19.90%
Ratios to Average Net Assets E, F
Expenses before reductions	2.28%	2.37%	2.38%	2.32%	2.47%
Expenses net of fee waivers, if any	2.28%	2.36%	2.38%	2.30%	2.40%
Expenses net of all reductions	2.27%	2.35%	2.35%	2.29%	2.38%
Net investment income (loss)	(.13)%	(.51)%	(.43)%	(.26)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507	$ 795	$ 790	$ 2,067	$ 3,457
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.11)	(.08)	(.04)	(.10)
Net realized and unrealized gain (loss)	(.85)	6.79	1.07	(.85)	3.40
Total from investment operations	(.87)	6.68	.99	(.89)	3.30
Distributions from net realized gain	(.55)	(.18)	(.19)	(.59)	(.30)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Total ReturnA, B	(3.43)%	35.15%	5.46%	(4.64)%	19.86%
Ratios to Average Net Assets E, F
Expenses before reductions	2.23%	2.33%	2.38%	2.27%	2.42%
Expenses net of fee waivers, if any	2.22%	2.33%	2.38%	2.26%	2.40%
Expenses net of all reductions	2.22%	2.32%	2.35%	2.24%	2.37%
Net investment income (loss)	(.07)%	(.47)%	(.43)%	(.21)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,576	$ 13,426	$ 6,799	$ 9,545	$ 13,501
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Income from Investment Operations
Net investment income (loss) B	.25	.12	.11	.17	.07
Net realized and unrealized gain (loss)	(.90)	7.02	1.10	(.89)	3.53
Total from investment operations	(.65)	7.14	1.21	(.72)	3.60
Distributions from net investment income	(.09)	(.14)	(.18)	(.06)	(.08)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.69)	(.46) G	(.45)	(.72)	(.42)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Total ReturnA	(2.48)%	36.56%	6.55%	(3.65)%	21.02%
Ratios to Average Net Assets D, E
Expenses before reductions	1.21%	1.33%	1.35%	1.26%	1.44%
Expenses net of fee waivers, if any	1.20%	1.32%	1.35%	1.25%	1.44%
Expenses net of all reductions	1.20%	1.31%	1.33%	1.23%	1.42%
Net investment income (loss)	.95%	.53%	.59%	.80%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Income from Investment Operations
Net investment income (loss) B	.29	.16	.13	.18	.09
Net realized and unrealized gain (loss)	(.90)	7.00	1.10	(.89)	3.53
Total from investment operations	(.61)	7.16	1.23	(.71)	3.62
Distributions from net investment income	(.13)	(.16)	(.20)	(.06)	(.09)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.73)	(.49)	(.47)	(.72)	(.43)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Total ReturnA	(2.35)%	36.68%	6.65%	(3.62)%	21.15%
Ratios to Average Net Assets D, E
Expenses before reductions	1.08%	1.20%	1.25%	1.22%	1.34%
Expenses net of fee waivers, if any	1.08%	1.20%	1.25%	1.21%	1.34%
Expenses net of all reductions	1.08%	1.18%	1.22%	1.19%	1.31%
Net investment income (loss)	1.07%	.66%	.70%	.84%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,092	$ 67,038	$ 9,503	$ 15,752	$ 8,231
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investment in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,615,138
Gross unrealized depreciation	(89,554,250)
Net unrealized appreciation (depreciation) on securities	$ (15,939,112)

Tax Cost	$ 923,812,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,272,083
Undistributed long-term capital gain	$ 115,833,054
Net unrealized appreciation (depreciation) on securities and other investments	$ (16,103,309)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 30,270,126	$ 16,524,337

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,082,370,255 and $1,280,273,199, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.
Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 65,763	$ 1,198
Class T	.25%	.25%	70,560	154
Class B	.75%	.25%	6,629	4,984
Class C	.75%	.25%	151,149	28,282
			$ 294,101	$ 34,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,407
Class T	3,814
Class B*	689
Class C*	1,952
$ 24,862

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,352.28
Class T	42,039.30
Class B	2,010.30
Class C	38,581.26
International Small Cap	2,374,942.24
Institutional Class	71,613.12
	$ 2,603,537

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,930 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,862 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $54,910. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $303,427, including $2,692 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,569 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $132.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,641.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 48,210	$ 53,369
International Small Cap	3,601,146	4,638,246
Institutional Class	363,320	77,935
Total	$ 4,012,676	$ 4,769,550

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 564,345	$ 235,834
Class T	310,220	146,972
Class B	14,343	3,106
Class C	305,689	61,233
International Small Cap	23,368,303	11,152,248
Institutional Class	1,694,550	155,394
Total	$ 26,257,450	$ 11,754,787

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	355,842	398,633	$ 9,376,508	$ 9,321,444
Reinvestment of distributions	22,103	13,843	571,356	269,801
Shares redeemed	(306,489)	(215,812)	(8,061,522)	(4,750,681)
Net increase (decrease)	71,456	196,664	$ 1,886,342	$ 4,840,564
Class T
Shares sold	115,645	141,247	$ 3,022,509	$ 3,379,516
Reinvestment of distributions	11,686	7,380	300,676	143,239
Shares redeemed	(148,659)	(104,387)	(3,861,942)	(2,281,922)
Net increase (decrease)	(21,328)	44,240	$ (538,757)	$ 1,240,833
Class B
Shares sold	3,137	4,525	$ 80,198	$ 108,233
Reinvestment of distributions	538	157	13,734	3,023
Shares redeemed	(13,726)	(15,050)	(356,690)	(330,538)
Net increase (decrease)	(10,051)	(10,368)	$ (262,758)	$ (219,282)
Class C
Shares sold	207,733	275,046	$ 5,326,341	$ 6,270,694
Reinvestment of distributions	10,499	2,855	265,425	54,609
Shares redeemed	(222,725)	(109,571)	(5,644,059)	(2,419,306)
Net increase (decrease)	(4,493)	168,330	$ (52,293)	$ 3,905,997

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
International Small Cap
Shares sold	7,158,603	11,248,438	$ 190,711,642	$ 266,912,412
Reinvestment of distributions	988,313	770,505	25,844,388	15,163,539
Shares redeemed	(13,529,838)	(8,061,607)	(360,297,655)	(180,218,306)
Net increase (decrease)	(5,382,922)	3,957,336	$ (143,741,625)	$ 101,857,645
Institutional Class
Shares sold	1,844,038	2,333,500	$ 48,462,558	$ 57,218,863
Reinvestment of distributions	61,170	8,409	1,598,368	165,323
Shares redeemed	(4,099,284)	(303,629)	(109,159,166)	(6,792,002)
Net increase (decrease)	(2,194,076)	2,038,280	$ (59,098,240)	$ 50,592,184

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.0820	$3.452

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $165,246,247, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 29% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.2278	$0.0122

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 18, 2014. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for the fund.
	# of Votes	% of Votes
Affirmative	659,102,813.34	91.252
Against	41,779,512.26	5.784
Abstain	21,410,547.93	2.964
TOTAL	722,292,873.53	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)

AISCI-UANN-1214
1.793572.111

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund†	-2.48%	10.59%	9.02%

† Prior to April 1, 2014, Fidelity International Small Cap Fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index and MSCI EAFE Small Cap Index performed over the same period.

Effective April 1, 2014, the fund began comparing its performance to the MSCI ACWI (All Country World Index) ex USA Small Cap Index rather than the MSCI EAFE Small Cap Index because the MSCI ACWI (All Country World Index) ex USA Small Cap Index provides a more appropriate performance comparison for the fund.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Chamovitz, who became Portfolio Manager of Fidelity® International Small Cap Fund on March 1, 2014: For the year, the fund's Retail Class shares returned -2.48%, trailing the -0.79% return of the MSCI ACWI (All Country World Index) ex USA Small Cap Index, which became the fund's primary benchmark on April 1, 2014, and the -1.91% result of the old benchmark, the MSCI EAFE Small Cap Index. Additionally, the fund's performance fell short of the 0.29% return of a linked index combining the returns of the MSCI EAFE Small Cap Index, with which the fund was compared through March, and the new MSCI benchmark, with which the fund was compared during the period's final seven months. The fund's benchmark was changed to reflect a broadened investment focus. Stock selection in Japan meaningfully weighed on the fund's relative results. A sizable overweighting in Japanese utility Hokkaido Electric Power was by far the biggest relative detractor. GFK, a Luxembourg-based consumer research provider, also hampered performance. Both detractors I mentioned were sold from the fund. Conversely, the top relative contributor was a non-index position in Japan-based home furnishings retailer Nitori Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.49%
Actual		$ 1,000.00	$ 947.30	$ 7.31
HypotheticalA		$ 1,000.00	$ 1,017.69	$ 7.58
Class T	1.75%
Actual		$ 1,000.00	$ 946.20	$ 8.58
HypotheticalA		$ 1,000.00	$ 1,016.38	$ 8.89
Class B	2.23%
Actual		$ 1,000.00	$ 943.80	$ 10.93
HypotheticalA		$ 1,000.00	$ 1,013.96	$ 11.32
Class C	2.21%
Actual		$ 1,000.00	$ 944.00	$ 10.83
HypotheticalA		$ 1,000.00	$ 1,014.06	$ 11.22
International Small Cap	1.19%
Actual		$ 1,000.00	$ 948.70	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Institutional Class	1.08%
Actual		$ 1,000.00	$ 949.40	$ 5.31
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 21.2%
United Kingdom 16.9%
United States of America* 5.7%
Australia 5.4%
Switzerland 4.3%
Canada 4.2%
France 3.5%
Germany 3.4%
Cayman Islands 3.2%
Other 32.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 19.0%
United Kingdom 16.1%
United States of America* 9.8%
Germany 6.1%
France 5.6%
Australia 5.0%
Cayman Islands 3.7%
Bermuda 3.6%
Switzerland 2.8%
Other 28.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	91.4
Bonds	0.0	0.2
Investment Companies	0.0	4.5
Short-Term Investments and Net Other Assets (Liabilities)	4.5	3.9
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Tsuruha Holdings, Inc. (Japan, Food & Staples Retailing)	2.2	1.5
Ultra Electronics Holdings PLC (United Kingdom, Aerospace & Defense)	1.3	1.0
Close Brothers Group PLC (United Kingdom, Capital Markets)	1.3	1.0
Dillard's, Inc. Class A (United States of America, Multiline Retail)	1.2	0.9
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	1.2	0.9
Nitori Holdings Co. Ltd. (Japan, Specialty Retail)	1.1	1.1
Clicks Group Ltd. (South Africa, Food & Staples Retailing)	1.1	0.9
Moneysupermarket.com Group PLC (United Kingdom, Internet Software & Services)	1.0	1.1
Jyske Bank A/S (Reg.) (Denmark, Banks)	1.0	0.5
Pargesa Holding SA (Switzerland, Diversified Financial Services)	0.9	0.9
	12.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.4	18.6
Financials	18.8	17.9
Consumer Discretionary	15.8	15.6
Information Technology	11.1	11.4
Materials	8.4	9.0
Health Care	7.9	7.4
Consumer Staples	7.7	5.2
Energy	5.2	5.6
Telecommunication Services	0.8	0.6
Utilities	0.4	0.3

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
Australia - 5.4%
Austal Ltd. (a)	3,396,893	$ 3,834,820
Bradken Ltd.	1,369,055	4,670,117
Challenger Ltd.	845,650	5,201,309
Charter Hall Group unit	1,196,020	4,604,097
GUD Holdings Ltd. (d)	1,213,118	7,678,736
iiNet Ltd.	455,468	3,214,157
Imdex Ltd. (a)	7,363,809	3,899,196
Life Healthcare Group Ltd.	1,826,612	3,657,331
Nanosonics Ltd. (a)	1,455,582	1,255,061
RCG Corp. Ltd.	2,518,231	1,362,204
Slater & Gordon Ltd.	1,258,177	6,797,893
SomnoMed Ltd. (a)	584,445	1,273,029
Vision Group Holdings Ltd.	1,221,604	809,573
TOTAL AUSTRALIA		48,257,523
Austria - 1.1%
Andritz AG	106,312	5,131,822
RHI AG	195,100	4,998,589
TOTAL AUSTRIA		10,130,411
Bailiwick of Jersey - 1.1%
Kennedy Wilson Europe Real Estate PLC	236,185	3,929,382
Regus PLC (d)	2,000,300	6,313,363
TOTAL BAILIWICK OF JERSEY		10,242,745
Belgium - 1.3%
Barco NV	94,703	6,978,211
Econocom Group SA	735,085	4,748,640
TOTAL BELGIUM		11,726,851
Bermuda - 2.9%
APT Satellite Holdings Ltd.	2,096,000	3,051,814
BW Offshore Ltd.	5,156,413	6,322,291
Hiscox Ltd.	604,895	6,589,700
Petra Diamonds Ltd. (a)	1,917,200	5,091,128
STELUX Holdings International	5,614,000	1,245,301
Travelport Worldwide Ltd. (d)	265,100	3,830,695
TOTAL BERMUDA		26,130,929
British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	72,524	1,757,982
Canada - 4.2%
Constellation Software, Inc.	18,966	5,342,891
Common Stocks - continued
	Shares	Value
Canada - continued
Dorel Industries, Inc. Class B (sub. vtg.)	104,700	$ 3,253,266
Genesis Land Development Corp.	886,300	3,483,704
Jean Coutu Group, Inc. Class A (sub. vtg.)	319,160	7,317,417
Lassonde Industries, Inc. Class A (sub. vtg.)	26,600	2,912,653
McCoy Global, Inc.	244,300	1,036,116
ShawCor Ltd. Class A	154,929	6,825,096
Whitecap Resources, Inc. (d)	585,981	7,585,700
TOTAL CANADA		37,756,843
Cayman Islands - 3.2%
AMVIG Holdings Ltd.	11,576,000	5,420,308
Bonjour Holdings Ltd.	47,792,800	6,048,786
China High Precision Automation Group Ltd. (a)	712,000	27,543
China Metal Recycling (Holdings) Ltd. (a)	436,800	1
Lifestyle International Holdings Ltd.	3,661,500	6,956,149
Pico Far East Holdings Ltd.	18,482,000	4,577,046
SITC International Holdings Co. Ltd.	10,248,000	5,459,089
TOTAL CAYMAN ISLANDS		28,488,922
Chile - 0.5%
Quinenco SA	2,290,914	4,757,642
Denmark - 1.0%
Jyske Bank A/S (Reg.) (a)	161,979	8,726,876
Finland - 1.9%
Amer Group PLC (A Shares)	297,916	5,700,802
Kemira Oyj	358,900	4,632,482
Rakentajain Konevuokraamo Oyj (B Shares) (d)	173,356	2,522,169
Tikkurila Oyj	205,600	4,246,033
TOTAL FINLAND		17,101,486
France - 3.5%
ALTEN	112,000	4,788,838
Faurecia SA	119,873	3,874,144
Parrot SA (a)	192,714	3,656,303
Sopra Group SA	61,000	4,572,005
The Lisi Group	170,500	4,275,378
The Vicat Group	93,298	6,378,958
Wendel SA	39,952	4,402,791
TOTAL FRANCE		31,948,417
Germany - 3.4%
AURELIUS AG	158,535	5,507,081
Common Stocks - continued
	Shares	Value
Germany - continued
CompuGroup Medical AG	239,549	$ 5,493,492
GEA Group AG	170,762	7,852,378
LEG Immobilien AG	75,836	5,231,615
LEONI AG	82,747	4,733,649
SHW Group	49,128	2,236,032
TOTAL GERMANY		31,054,247
Greece - 0.8%
Metka SA	359,600	3,514,935
Motor Oil (HELLAS) Corinth Refineries SA	552,490	4,043,341
TOTAL GREECE		7,558,276
Hong Kong - 1.9%
Dah Sing Banking Group Ltd.	3,094,000	5,621,581
Far East Horizon Ltd.	3,161,000	2,939,913
Magnificent Estates Ltd. (a)	91,044,000	4,342,986
Singamas Container Holdings Ltd.	3,360,000	580,876
Techtronic Industries Co. Ltd.	1,184,500	3,708,198
TOTAL HONG KONG		17,193,554
India - 0.7%
McLeod Russel India Ltd.	748,354	3,168,801
Shriram Transport Finance Co. Ltd.	186,687	2,887,986
TOTAL INDIA		6,056,787
Ireland - 1.7%
C&C Group PLC	1,099,500	4,896,838
Mincon Group PLC	3,000,521	2,782,476
United Drug PLC (United Kingdom)	1,479,749	7,792,673
TOTAL IRELAND		15,471,987
Isle of Man - 0.6%
Lamprell PLC (a)	2,352,546	5,522,742
Israel - 0.8%
Frutarom Industries Ltd.	283,210	7,030,974
Italy - 1.0%
Danieli & C. Officine Meccaniche SpA	180,697	4,211,792
Prysmian SpA	263,900	4,563,747
TOTAL ITALY		8,775,539
Japan - 21.2%
A/S One Corp.	128,900	3,683,560
Common Stocks - continued
	Shares	Value
Japan - continued
ACOM Co. Ltd. (a)	461,000	$ 1,536,627
Aeon Delight Co. Ltd.	146,700	3,583,755
Ain Pharmaciez, Inc.	136,300	3,692,400
Arc Land Sakamoto Co. Ltd.	172,100	3,836,649
Asahi Co. Ltd.	239,400	2,661,849
Broadleaf Co. Ltd.	471,200	7,447,388
Daiwa Industries Ltd.	446,000	3,400,792
Fuji Corp.	147,800	1,523,684
Fukuda Denshi Co. Ltd.	148,400	7,595,265
GMO Internet, Inc.	676,800	5,682,740
Higashi Nihon House Co. Ltd. (d)	1,224,500	5,189,887
Hoshizaki Electric Co. Ltd.	92,000	4,456,265
Iida Group Holdings Co. Ltd.	325,351	3,615,353
JSR Corp.	479,800	8,640,363
KAWAI Musical Instruments Manufacturing Co. Ltd.	234,400	4,407,999
Kinugawa Rubber Industrial Co. Ltd.	601,000	2,547,457
Kotobuki Spirits Co. Ltd.	87,700	1,744,625
Leopalace21 Corp. (a)	1,288,500	8,070,463
Meitec Corp.	164,700	5,164,819
Miraca Holdings, Inc.	139,600	5,860,332
Mitani Shoji Co. Ltd.	234,300	5,943,325
Nitori Holdings Co. Ltd.	155,300	9,842,226
Paramount Bed Holdings Co. Ltd.	182,000	5,176,488
Ricoh Leasing Co. Ltd.	258,900	7,223,343
San-Ai Oil Co. Ltd.	740,000	5,122,345
Ship Healthcare Holdings, Inc.	94,400	2,209,544
TFP Consulting Group Co. Ltd.	171,500	5,003,205
TKC Corp.	354,500	6,959,278
Tokyo Ohka Kogyo Co. Ltd.	166,400	4,693,072
Toshiba Plant Systems & Services Corp.	390,500	6,536,302
Toyo Suisan Kaisha Ltd.	195,000	6,734,567
Tsuruha Holdings, Inc.	340,600	20,109,285
Uchiyama Holdings Co. Ltd.	451,600	2,622,789
VT Holdings Co. Ltd.	1,240,900	4,900,603
Welcia Holdings Co. Ltd. (d)	110,400	3,688,167
TOTAL JAPAN		191,106,811
Korea (South) - 1.9%
Hy-Lok Corp.	120,010	3,255,906
KEPCO Plant Service & Engineering Co. Ltd.	77,030	6,287,461
Koh Young Technology, Inc.	104,779	3,218,133
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Soulbrain Co. Ltd.	69,713	$ 1,751,836
TK Corp. (a)	172,528	2,215,922
TOTAL KOREA (SOUTH)		16,729,258
Luxembourg - 0.7%
Grand City Properties SA (a)(d)	471,873	6,046,325
Malaysia - 0.3%
Kossan Rubber Industries Bhd	2,012,100	2,813,406
Netherlands - 1.7%
Amsterdam Commodities NV	270,721	6,079,432
BinckBank NV	467,100	4,624,822
IMCD Group BV	173,500	4,783,274
TOTAL NETHERLANDS		15,487,528
New Zealand - 1.9%
EBOS Group Ltd.	1,408,656	10,508,313
Nuplex Industries Ltd.	2,588,739	6,356,454
TOTAL NEW ZEALAND		16,864,767
Norway - 1.7%
ABG Sundal Collier ASA (a)	6,803,251	4,992,786
Ekornes A/S	444,997	4,750,189
Kongsberg Gruppen ASA	282,200	5,710,984
TOTAL NORWAY		15,453,959
Singapore - 2.0%
Amtek Engineering Ltd.	6,985,000	3,288,012
Boustead Singapore Ltd.	2,261,000	3,234,692
Hour Glass Ltd.	2,454,000	3,529,772
Mapletree Industrial (REIT)	2,909,778	3,341,974
OSIM International Ltd.	2,886,000	4,180,724
TOTAL SINGAPORE		17,575,174
South Africa - 1.3%
Clicks Group Ltd.	1,411,540	9,610,975
Pinnacle Technology Holdings Ltd.	1,900,130	2,098,287
TOTAL SOUTH AFRICA		11,709,262
Sweden - 1.0%
AddTech AB (B Shares) (d)	211,656	3,016,839
Meda AB (A Shares) (d)	425,000	5,582,904
TOTAL SWEDEN		8,599,743
Common Stocks - continued
	Shares	Value
Switzerland - 4.3%
Allied World Assurance Co.	206,900	$ 7,862,200
Clariant AG (Reg.)	307,372	5,351,017
Daetwyler Holdings AG	20,416	2,584,492
Pargesa Holding SA	111,676	8,676,174
Vontobel Holdings AG	227,903	8,278,553
VZ Holding AG	37,391	6,159,615
TOTAL SWITZERLAND		38,912,051
Taiwan - 0.8%
Richtek Technology Corp.	251,000	1,209,316
Tripod Technology Corp.	3,369,000	6,296,218
TOTAL TAIWAN		7,505,534
Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	3,795,000	7,532,319
TISCO Financial Group PCL	916,800	1,253,009
TOTAL THAILAND		8,785,328
Turkey - 0.4%
Aygaz A/S	821,000	3,461,080
United Kingdom - 16.9%
Aberdeen Asset Management PLC	996,500	6,918,399
Alent PLC	472,808	2,556,466
AMEC PLC	469,241	7,806,706
Ashmore Group PLC (d)	1,091,793	5,564,480
Balfour Beatty PLC	644,000	1,583,428
BBA Aviation PLC	1,384,681	7,834,717
Bond International Software PLC	843,266	1,254,545
Brammer PLC	377,864	1,959,991
Brewin Dolphin Holding PLC	763,663	3,468,212
Cineworld Group PLC	1,024,176	5,488,554
Close Brothers Group PLC	485,800	11,377,246
Countrywide PLC	951,700	6,972,750
Craneware PLC	354,064	2,817,821
Diploma PLC	551,052	6,130,957
Informa PLC	753,906	5,800,973
ITE Group PLC	1,169,900	3,186,210
Luxfer Holdings PLC sponsored ADR	386,100	6,150,573
Mears Group PLC	750,060	5,303,430
Meggitt PLC	982,183	7,087,675
Micro Focus International PLC	434,227	6,890,759
Moneysupermarket.com Group PLC	2,757,200	8,821,386
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Morgan Advanced Materials PLC	560,608	$ 2,533,473
Provident Financial PLC	201,078	6,828,937
Pureprofile Media PLC (a)(e)	1,108,572	993,094
Silverdell PLC (a)	12,644,400	202
Sinclair Pharma PLC (a)	8,403,003	3,847,854
Spectris PLC	209,600	6,042,054
Spirent Communications PLC	4,227,000	5,074,830
Ultra Electronics Holdings PLC	416,244	11,619,353
TOTAL UNITED KINGDOM		151,915,075
United States of America - 1.2%
Dillard's, Inc. Class A	104,271	11,027,701
YOU On Demand Holdings, Inc. warrants 8/30/17 (a)(e)	27,500	7,176
TOTAL UNITED STATES OF AMERICA		11,034,877
TOTAL COMMON STOCKS (Cost $867,303,447)		859,690,911
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 0.11% (b)	32,958,996	32,958,996
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	15,223,760	15,223,760
TOTAL MONEY MARKET FUNDS (Cost $48,182,756)		48,182,756
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $915,486,203)		907,873,667
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(7,799,874)
NET ASSETS - 100%		$ 900,073,793
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000,270 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$ 0
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,747
Fidelity Securities Lending Cash Central Fund	303,427
Total	$ 354,174
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pertama Holdings Ltd.	$ 12,066,495	$ -	$ 12,052,911	$ 64,973	$ -
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,842,893	$ 53,882,215	$ 88,960,678	$ -
Consumer Staples	69,955,160	30,817,315	39,137,845	-
Energy	47,499,029	39,141,992	8,357,037	-
Financials	168,321,950	125,641,648	42,680,302	-
Health Care	72,999,435	36,043,057	36,956,378	-
Industrials	171,122,482	119,200,903	51,921,377	202
Information Technology	101,392,760	65,244,864	35,127,259	1,020,637
Materials	75,830,151	53,177,211	22,652,939	1
Telecommunication Services	6,265,971	-	6,265,971	-
Utilities	3,461,080	3,461,080	-	-
Money Market Funds	48,182,756	48,182,756	-	-
Total Investments in Securities:	$ 907,873,667	$ 574,793,041	$ 332,059,786	$ 1,020,840

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 21,867,578
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 11,069,913
Net Realized Gain (Loss) on Investment Securities	(13,418,381)
Net Unrealized Gain (Loss) on Investment Securities	12,110,008
Cost of Purchases	-
Proceeds of Sales	(8,740,700)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,020,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2014	$ (1,179,794)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $14,662,713) - See accompanying schedule: Unaffiliated issuers (cost $867,303,447)	$ 859,690,911
Fidelity Central Funds (cost $48,182,756)	48,182,756
Total Investments (cost $915,486,203)		$ 907,873,667
Foreign currency held at value (cost $28,166)		28,224
Receivable for investments sold		9,322,189
Receivable for fund shares sold		473,019
Dividends receivable		2,328,647
Distributions receivable from Fidelity Central Funds		9,252
Prepaid expenses		3,248
Other receivables		22,671
Total assets		920,060,917

Liabilities
Payable for investments purchased	$ 2,303,470
Payable for fund shares redeemed	1,314,911
Accrued management fee	648,973
Distribution and service plan fees payable	21,325
Other affiliated payables	236,320
Other payables and accrued expenses	238,365
Collateral on securities loaned, at value	15,223,760
Total liabilities		19,987,124

Net Assets		$ 900,073,793
Net Assets consist of:
Paid in capital		$ 792,123,948
Undistributed net investment income		7,150,729
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,515,351
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,716,235)
Net Assets		$ 900,073,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,571,948 ÷ 983,534 shares)	$ 24.98

Maximum offering price per share (100/94.25 of $24.98)	$ 26.50
Class T: Net Asset Value and redemption price per share ($12,295,831 ÷ 495,632 shares)	$ 24.81

Maximum offering price per share (100/96.50 of $24.81)	$ 25.71
Class B: Net Asset Value and offering price per share ($506,850 ÷ 20,678 shares)A	$ 24.51

Class C: Net Asset Value and offering price per share ($12,576,184 ÷ 518,246 shares)A	$ 24.27

International Small Cap: Net Asset Value, offering price and redemption price per share ($842,030,670 ÷ 33,228,137 shares)	$ 25.34

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,092,310 ÷ 319,321 shares)	$ 25.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $64,973 earned from other affiliated issuers)		$ 25,627,606
Interest		79,016
Income from Fidelity Central Funds		354,174
Income before foreign taxes withheld		26,060,796
Less foreign taxes withheld		(1,980,834)
Total income		24,079,962

Expenses
Management fee Basic fee	$ 9,557,249
Performance adjustment	(582)
Transfer agent fees	2,603,537
Distribution and service plan fees	294,101
Accounting and security lending fees	522,545
Custodian fees and expenses	385,115
Independent trustees' compensation	4,685
Registration fees	117,677
Audit	151,972
Legal	9,683
Miscellaneous	108,677
Total expenses before reductions	13,754,659
Expense reductions	(43,342)	13,711,317
Net investment income (loss)		10,368,645
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $20,368)	221,431,771
Other affiliated issuers	5,640,625
Foreign currency transactions	(336,386)
Total net realized gain (loss)		226,736,010
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $56,345)	(253,641,424)
Assets and liabilities in foreign currencies	(27,887)
Total change in net unrealized appreciation (depreciation)		(253,669,311)
Net gain (loss)		(26,933,301)
Net increase (decrease) in net assets resulting from operations		$ (16,564,656)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,368,645	$ 4,434,071
Net realized gain (loss)	226,736,010	66,068,952
Change in net unrealized appreciation (depreciation)	(253,669,311)	198,875,293
Net increase (decrease) in net assets resulting from operations	(16,564,656)	269,378,316
Distributions to shareholders from net investment income	(4,012,676)	(4,769,550)
Distributions to shareholders from net realized gain	(26,257,450)	(11,754,787)
Total distributions	(30,270,126)	(16,524,337)
Share transactions - net increase (decrease)	(201,807,331)	162,217,941
Redemption fees	276,780	119,206
Total increase (decrease) in net assets	(248,365,333)	415,191,126

Net Assets
Beginning of period	1,148,439,126	733,248,000
End of period (including undistributed net investment income of $7,150,729 and undistributed net investment income of $4,006,124, respectively)	$ 900,073,793	$ 1,148,439,126

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.34	$ 19.74	$ 18.97	$ 20.42	$ 17.28
Income from Investment Operations
Net investment income (loss) C	.17	.06	.06	.10	.03
Net realized and unrealized gain (loss)	(.89)	6.94	1.09	(.88)	3.51
Total from investment operations	(.72)	7.00	1.15	(.78)	3.54
Distributions from net investment income	(.05)	(.07)	(.11)	(.02)	(.06)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.65)	(.40)	(.38)	(.68)	(.40)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.98	$ 26.34	$ 19.74	$ 18.97	$ 20.42
Total ReturnA, B	(2.79)%	36.18%	6.28%	(4.00)%	20.85%
Ratios to Average Net Assets E, F
Expenses before reductions	1.50%	1.61%	1.63%	1.56%	1.71%
Expenses net of fee waivers, if any	1.50%	1.61%	1.63%	1.55%	1.65%
Expenses net of all reductions	1.50%	1.60%	1.60%	1.54%	1.63%
Net investment income (loss)	.65%	.25%	.32%	.49%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,572	$ 24,020	$ 14,125	$ 17,185	$ 19,720
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.17	$ 19.59	$ 18.80	$ 20.23	$ 17.14
Income from Investment Operations
Net investment income (loss) C	.10	- G	.01	.05	(.02)
Net realized and unrealized gain (loss)	(.87)	6.90	1.08	(.86)	3.47
Total from investment operations	(.77)	6.90	1.09	(.81)	3.45
Distributions from net investment income	-	-	(.03)	-	(.02)
Distributions from net realized gain	(.60)	(.32)	(.27)	(.63)	(.34)
Total distributions	(.60)	(.32)	(.30)	(.63)	(.36)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.81	$ 26.17	$ 19.59	$ 18.80	$ 20.23
Total ReturnA, B	(3.00)%	35.80%	5.97%	(4.18)%	20.46%
Ratios to Average Net Assets E, F
Expenses before reductions	1.77%	1.87%	1.88%	1.82%	1.97%
Expenses net of fee waivers, if any	1.77%	1.87%	1.88%	1.81%	1.90%
Expenses net of all reductions	1.76%	1.85%	1.85%	1.79%	1.88%
Net investment income (loss)	.38%	(.01)%	.07%	.24%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,296	$ 13,530	$ 9,262	$ 13,744	$ 16,092
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.87	$ 19.22	$ 18.38	$ 19.79	$ 16.78
Income from Investment Operations
Net investment income (loss) C	(.03)	(.11)	(.08)	(.05)	(.10)
Net realized and unrealized gain (loss)	(.87)	6.84	1.07	(.85)	3.39
Total from investment operations	(.90)	6.73	.99	(.90)	3.29
Distributions from net realized gain	(.47)	(.08)	(.15)	(.52)	(.28)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.51	$ 25.87	$ 19.22	$ 18.38	$ 19.79
Total ReturnA, B	(3.52)%	35.14%	5.45%	(4.68)%	19.90%
Ratios to Average Net Assets E, F
Expenses before reductions	2.28%	2.37%	2.38%	2.32%	2.47%
Expenses net of fee waivers, if any	2.28%	2.36%	2.38%	2.30%	2.40%
Expenses net of all reductions	2.27%	2.35%	2.35%	2.29%	2.38%
Net investment income (loss)	(.13)%	(.51)%	(.43)%	(.26)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 507	$ 795	$ 790	$ 2,067	$ 3,457
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 25.68	$ 19.18	$ 18.38	$ 19.85	$ 16.85
Income from Investment Operations
Net investment income (loss) C	(.02)	(.11)	(.08)	(.04)	(.10)
Net realized and unrealized gain (loss)	(.85)	6.79	1.07	(.85)	3.40
Total from investment operations	(.87)	6.68	.99	(.89)	3.30
Distributions from net realized gain	(.55)	(.18)	(.19)	(.59)	(.30)
Redemption fees added to paid in capital C	.01	- G	- G	.01	- G
Net asset value, end of period	$ 24.27	$ 25.68	$ 19.18	$ 18.38	$ 19.85
Total ReturnA, B	(3.43)%	35.15%	5.46%	(4.64)%	19.86%
Ratios to Average Net Assets E, F
Expenses before reductions	2.23%	2.33%	2.38%	2.27%	2.42%
Expenses net of fee waivers, if any	2.22%	2.33%	2.38%	2.26%	2.40%
Expenses net of all reductions	2.22%	2.32%	2.35%	2.24%	2.37%
Net investment income (loss)	(.07)%	(.47)%	(.43)%	(.21)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,576	$ 13,426	$ 6,799	$ 9,545	$ 13,501
Portfolio turnover rate D	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 19.99	$ 19.23	$ 20.66	$ 17.48
Income from Investment Operations
Net investment income (loss) B	.25	.12	.11	.17	.07
Net realized and unrealized gain (loss)	(.90)	7.02	1.10	(.89)	3.53
Total from investment operations	(.65)	7.14	1.21	(.72)	3.60
Distributions from net investment income	(.09)	(.14)	(.18)	(.06)	(.08)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.69)	(.46) G	(.45)	(.72)	(.42)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 19.99	$ 19.23	$ 20.66
Total ReturnA	(2.48)%	36.56%	6.55%	(3.65)%	21.02%
Ratios to Average Net Assets D, E
Expenses before reductions	1.21%	1.33%	1.35%	1.26%	1.44%
Expenses net of fee waivers, if any	1.20%	1.32%	1.35%	1.25%	1.44%
Expenses net of all reductions	1.20%	1.31%	1.33%	1.23%	1.42%
Net investment income (loss)	.95%	.53%	.59%	.80%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 842,031	$ 1,029,629	$ 692,769	$ 856,692	$ 808,478
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 26.67	$ 20.00	$ 19.24	$ 20.66	$ 17.47
Income from Investment Operations
Net investment income (loss) B	.29	.16	.13	.18	.09
Net realized and unrealized gain (loss)	(.90)	7.00	1.10	(.89)	3.53
Total from investment operations	(.61)	7.16	1.23	(.71)	3.62
Distributions from net investment income	(.13)	(.16)	(.20)	(.06)	(.09)
Distributions from net realized gain	(.60)	(.33)	(.27)	(.66)	(.34)
Total distributions	(.73)	(.49)	(.47)	(.72)	(.43)
Redemption fees added to paid in capital B	.01	- F	- F	.01	- F
Net asset value, end of period	$ 25.34	$ 26.67	$ 20.00	$ 19.24	$ 20.66
Total ReturnA	(2.35)%	36.68%	6.65%	(3.62)%	21.15%
Ratios to Average Net Assets D, E
Expenses before reductions	1.08%	1.20%	1.25%	1.22%	1.34%
Expenses net of fee waivers, if any	1.08%	1.20%	1.25%	1.21%	1.34%
Expenses net of all reductions	1.08%	1.18%	1.22%	1.19%	1.31%
Net investment income (loss)	1.07%	.66%	.70%	.84%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,092	$ 67,038	$ 9,503	$ 15,752	$ 8,231
Portfolio turnover rate C	102%	54%	68%	47%	66%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amounts do not include the activity of the Underlying Funds.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investment in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,615,138
Gross unrealized depreciation	(89,554,250)
Net unrealized appreciation (depreciation) on securities	$ (15,939,112)

Tax Cost	$ 923,812,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,272,083
Undistributed long-term capital gain	$ 115,833,054
Net unrealized appreciation (depreciation) on securities and other investments	$ (16,103,309)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 30,270,126	$ 16,524,337

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,082,370,255 and $1,280,273,199, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI All Country World ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 65,763	$ 1,198
Class T	.25%	.25%	70,560	154
Class B	.75%	.25%	6,629	4,984
Class C	.75%	.25%	151,149	28,282
			$ 294,101	$ 34,618

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,407
Class T	3,814
Class B*	689
Class C*	1,952
$ 24,862

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,352.28
Class T	42,039.30
Class B	2,010.30
Class C	38,581.26
International Small Cap	2,374,942.24
Institutional Class	71,613.12
	$ 2,603,537

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,930 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,862 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $54,910. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $303,427, including $2,692 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,569 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $132.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,641.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 48,210	$ 53,369
International Small Cap	3,601,146	4,638,246
Institutional Class	363,320	77,935
Total	$ 4,012,676	$ 4,769,550

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 564,345	$ 235,834
Class T	310,220	146,972
Class B	14,343	3,106
Class C	305,689	61,233
International Small Cap	23,368,303	11,152,248
Institutional Class	1,694,550	155,394
Total	$ 26,257,450	$ 11,754,787

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	355,842	398,633	$ 9,376,508	$ 9,321,444
Reinvestment of distributions	22,103	13,843	571,356	269,801
Shares redeemed	(306,489)	(215,812)	(8,061,522)	(4,750,681)
Net increase (decrease)	71,456	196,664	$ 1,886,342	$ 4,840,564
Class T
Shares sold	115,645	141,247	$ 3,022,509	$ 3,379,516
Reinvestment of distributions	11,686	7,380	300,676	143,239
Shares redeemed	(148,659)	(104,387)	(3,861,942)	(2,281,922)
Net increase (decrease)	(21,328)	44,240	$ (538,757)	$ 1,240,833
Class B
Shares sold	3,137	4,525	$ 80,198	$ 108,233
Reinvestment of distributions	538	157	13,734	3,023
Shares redeemed	(13,726)	(15,050)	(356,690)	(330,538)
Net increase (decrease)	(10,051)	(10,368)	$ (262,758)	$ (219,282)
Class C
Shares sold	207,733	275,046	$ 5,326,341	$ 6,270,694
Reinvestment of distributions	10,499	2,855	265,425	54,609
Shares redeemed	(222,725)	(109,571)	(5,644,059)	(2,419,306)
Net increase (decrease)	(4,493)	168,330	$ (52,293)	$ 3,905,997

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
International Small Cap
Shares sold	7,158,603	11,248,438	$ 190,711,642	$ 266,912,412
Reinvestment of distributions	988,313	770,505	25,844,388	15,163,539
Shares redeemed	(13,529,838)	(8,061,607)	(360,297,655)	(180,218,306)
Net increase (decrease)	(5,382,922)	3,957,336	$ (143,741,625)	$ 101,857,645
Institutional Class
Shares sold	1,844,038	2,333,500	$ 48,462,558	$ 57,218,863
Reinvestment of distributions	61,170	8,409	1,598,368	165,323
Shares redeemed	(4,099,284)	(303,629)	(109,159,166)	(6,792,002)
Net increase (decrease)	(2,194,076)	2,038,280	$ (59,098,240)	$ 50,592,184

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/08/14	12/05/14	$0.236	$3.452

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $165,246,247, or, if subsequently determined to be different, the net capital gain of such year.

International Small Cap Fund designates 30% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Fund	12/09/13	$0.2167	$0.0122

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 18, 2014. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for the fund.
	# of Votes	% of Votes
Affirmative	659,102,813.34	91.252
Against	41,779,512.26	5.784
Abstain	21,410,547.93	2.964
TOTAL	722,292,873.53	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class B ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ISC-UANN-1214
1.793584.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-5.02%	11.21%	4.82%
Class T (incl. 3.50% sales charge)	-2.97%	11.45%	4.81%
Class B (incl. contingent deferred sales charge) B	-5.00%	11.42%	4.87%
Class C (incl. contingent deferred sales charge) C	-0.96%	11.69%	4.69%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 0.78%, 0.55%, 0.00% and 0.03%, respectively (excluding sales charges), ahead of the benchmark MSCI EAFE Small Cap Index, which returned -1.91%. The fund especially benefited in relative terms from strong stock selection in Japan, the Netherlands and Sweden within Europe, and South Korea and South Africa within emerging markets. The fund's positioning in Denmark and stock selection in Turkey were minor negatives. On an individual basis, Fagerhult, a Swedish manufacturer of lighting fixtures, added the most value. Harmonic Drive Systems, a Japanese maker of gears for robotic arms, also contributed to the fund's results, as did South Korea's Coway and U.K.-based hotel company Intercontinental Hotel Group. In contrast, the biggest detractor was PriceSmart, a U.S.-based warehouse retailer that does nearly all of its business in Central America and Colombia. During the period, PriceSmart stock struggled as weak emerging-market economies and a maturing market in Central America made the business environment a little tougher. Another detractor was Goldcrest, a Japanese real estate company whose shares were hurt as pessimism grew about the Japanese economy. Of all the stocks mentioned, Goldcrest was the lone index member.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.63%
Actual		$ 1,000.00	$ 954.50	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 953.50	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.36%
Actual		$ 1,000.00	$ 950.70	$ 11.60
HypotheticalA		$ 1,000.00	$ 1,013.31	$ 11.98
Class C	2.37%
Actual		$ 1,000.00	$ 951.10	$ 11.66
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
International Small Cap Opportunities	1.30%
Actual		$ 1,000.00	$ 956.30	$ 6.41
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class	1.38%
Actual		$ 1,000.00	$ 955.70	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 27.3%
United Kingdom 20.5%
United States of America* 12.8%
Germany 4.8%
Italy 4.0%
Netherlands 3.5%
Sweden 2.7%
Korea (South) 2.4%
France 2.0%
Other 20.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
Japan 22.8%
United Kingdom 18.2%
United States of America* 17.3%
Germany 5.6%
Italy 4.4%
Netherlands 4.0%
Sweden 2.5%
France 2.3%
Ireland 2.2%
Other 20.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	93.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	6.4
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.0
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.7	1.6
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.6	1.6
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.6	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.5	0.9
CTS Eventim AG (Germany, Media)	1.5	1.5
Azimut Holding SpA (Italy, Capital Markets)	1.5	1.7
Fagerhult AB (Sweden, Electrical Equipment)	1.5	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.6
OSG Corp. (Japan, Machinery)	1.4	1.2
	16.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.5	21.0
Financials	19.4	19.3
Consumer Discretionary	18.4	16.9
Materials	10.7	9.8
Consumer Staples	9.6	9.1
Information Technology	9.2	7.9
Health Care	6.4	6.7
Energy	3.0	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.7%
DuluxGroup Ltd.	548,583	$ 2,592,535
Imdex Ltd. (a)	1,779,471	942,244
RCG Corp. Ltd.	3,726,715	2,015,918
Sydney Airport unit	795,862	3,094,100
TFS Corp. Ltd.	1,926,002	2,669,496
TOTAL AUSTRALIA		11,314,293
Austria - 1.2%
Andritz AG	117,900	5,691,191
Zumtobel AG	144,181	2,541,270
TOTAL AUSTRIA		8,232,461
Belgium - 1.2%
Gimv NV	66,688	3,029,415
KBC Ancora (a)	172,738	4,997,132
TOTAL BELGIUM		8,026,547
Bermuda - 1.1%
Lazard Ltd. Class A	61,499	3,026,366
Petra Diamonds Ltd. (a)	787,509	2,091,232
Vostok Nafta Investment Ltd. SDR (a)	316,909	2,029,996
TOTAL BERMUDA		7,147,594
Brazil - 0.3%
Arezzo Industria e Comercio SA	169,900	1,967,848
T4F Entretenimento SA (a)	19,200	21,696
TOTAL BRAZIL		1,989,544
British Virgin Islands - 0.4%
Gem Diamonds Ltd. (a)	1,047,996	2,602,734
Canada - 1.6%
Pason Systems, Inc.	266,200	6,370,094
ShawCor Ltd. Class A	92,400	4,070,503
TOTAL CANADA		10,440,597
Cayman Islands - 0.2%
58.com, Inc. ADR	30,600	1,210,842
Denmark - 1.7%
Jyske Bank A/S (Reg.) (a)	115,827	6,240,364
Spar Nord Bank A/S	521,369	5,266,797
TOTAL DENMARK		11,507,161
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Tikkurila Oyj	219,753	$ 4,538,320
France - 2.0%
Coface SA	141,800	1,766,305
Laurent-Perrier Group SA	31,163	2,499,322
Saft Groupe SA	57,516	1,708,205
Vetoquinol SA	56,184	2,534,651
Virbac SA	20,052	4,484,121
TOTAL FRANCE		12,992,604
Germany - 3.9%
alstria office REIT-AG	249,000	3,087,268
CompuGroup Medical AG	269,478	6,179,843
CTS Eventim AG	372,280	9,815,637
Fielmann AG	96,874	6,316,320
TOTAL GERMANY		25,399,068
Greece - 0.7%
Titan Cement Co. SA (Reg.)	196,480	4,355,613
India - 0.5%
Jyothy Laboratories Ltd. (a)	857,717	3,498,544
Ireland - 1.8%
FBD Holdings PLC	240,328	4,065,755
James Hardie Industries PLC:
CDI	165,775	1,768,263
sponsored ADR	112,915	6,021,757
TOTAL IRELAND		11,855,775
Israel - 1.7%
Azrieli Group	90,005	2,889,292
Ituran Location & Control Ltd.	84,286	1,727,020
Sarine Technologies Ltd.	1,308,000	3,033,378
Strauss Group Ltd.	214,344	3,457,298
TOTAL ISRAEL		11,106,988
Italy - 4.0%
Azimut Holding SpA	411,997	9,623,721
Beni Stabili SpA SIIQ	10,445,675	7,192,954
Interpump Group SpA	722,943	9,421,943
TOTAL ITALY		26,238,618
Japan - 27.3%
Air Water, Inc.	131,000	2,088,180
Common Stocks - continued
	Shares	Value
Japan - continued
Aozora Bank Ltd.	2,035,000	$ 7,152,839
Artnature, Inc. (d)	292,600	3,956,987
Asahi Co. Ltd.	241,100	2,680,751
Autobacs Seven Co. Ltd.	212,000	3,110,003
Azbil Corp.	223,100	5,380,163
Broadleaf Co. Ltd.	51,000	806,063
Coca-Cola Central Japan Co. Ltd.	245,400	4,415,498
Cosmos Pharmaceutical Corp.	31,300	4,475,248
Daiichikosho Co. Ltd.	79,400	2,003,776
Daikokutenbussan Co. Ltd.	168,700	4,908,757
Glory Ltd.	96,800	2,494,487
Goldcrest Co. Ltd.	316,330	5,723,003
Harmonic Drive Systems, Inc.	260,700	3,365,610
Iwatsuka Confectionary Co. Ltd.	63,300	3,419,313
Kobayashi Pharmaceutical Co. Ltd.	72,500	4,475,182
Koshidaka Holdings Co. Ltd.	141,200	2,411,118
Kyoto Kimono Yuzen Co. Ltd.	78,500	707,348
Lasertec Corp.	220,900	2,763,839
Medikit Co. Ltd.	71,200	2,218,561
Meiko Network Japan Co. Ltd.	112,600	1,266,143
Miraial Co. Ltd.	73,200	1,127,074
Nabtesco Corp.	185,800	4,496,454
Nagaileben Co. Ltd.	292,600	5,624,057
ND Software Co. Ltd.	35,491	636,001
Nihon M&A Center, Inc.	68,900	1,980,136
Nihon Parkerizing Co. Ltd.	334,000	7,972,492
Nippon Seiki Co. Ltd.	143,000	3,046,346
NS Tool Co. Ltd.	35,600	408,889
OBIC Co. Ltd.	189,800	6,775,679
OSG Corp.	568,100	9,263,550
Paramount Bed Holdings Co. Ltd.	60,700	1,726,444
San-Ai Oil Co. Ltd.	381,000	2,637,316
Seven Bank Ltd.	2,163,800	9,036,897
SHO-BOND Holdings Co. Ltd.	193,700	7,484,619
Shoei Co. Ltd.	249,100	3,806,780
SK Kaken Co. Ltd.	34,000	2,602,107
Software Service, Inc.	62,900	2,395,403
Techno Medica Co. Ltd.	79,400	1,719,455
TFP Consulting Group Co. Ltd.	41,700	1,216,523
The Nippon Synthetic Chemical Industry Co. Ltd.	436,000	2,662,060
TKC Corp.	156,900	3,080,143
Tocalo Co. Ltd.	117,000	2,207,069
Common Stocks - continued
	Shares	Value
Japan - continued
Tsutsumi Jewelry Co. Ltd.	81,000	$ 1,992,316
USS Co. Ltd.	955,800	15,042,372
Workman Co. Ltd.	79,400	4,149,861
Yamato Kogyo Co. Ltd.	217,900	7,058,866
TOTAL JAPAN		179,971,778
Korea (South) - 2.4%
Bgf Retail (a)	58,838	3,723,768
Coway Co. Ltd.	114,533	8,698,345
Leeno Industrial, Inc.	89,751	3,554,305
TOTAL KOREA (SOUTH)		15,976,418
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	9,235,478	4,252,109
Netherlands - 3.5%
Aalberts Industries NV	319,501	8,506,130
ASM International NV (depositary receipt)	63,400	2,075,082
Heijmans NV (Certificaten Van Aandelen)	365,133	4,960,020
VastNed Retail NV	164,729	7,521,282
TOTAL NETHERLANDS		23,062,514
Philippines - 0.5%
Jollibee Food Corp.	727,170	3,169,279
South Africa - 1.7%
Alexander Forbes Group Holding (a)	2,593,721	2,022,349
Clicks Group Ltd.	878,287	5,980,131
Nampak Ltd.	795,900	3,245,008
TOTAL SOUTH AFRICA		11,247,488
Spain - 1.0%
Prosegur Compania de Seguridad SA (Reg.)	1,102,590	6,466,406
Sweden - 2.7%
Fagerhult AB	512,812	9,444,883
Intrum Justitia AB	273,334	8,121,379
TOTAL SWEDEN		17,566,262
Taiwan - 0.3%
Addcn Technology Co. Ltd.	210,000	2,019,633
Common Stocks - continued
	Shares	Value
Turkey - 1.1%
Albaraka Turk Katilim Bankasi A/S	3,666,046	$ 2,589,563
Coca-Cola Icecek Sanayi A/S	206,362	4,707,243
TOTAL TURKEY		7,296,806
United Kingdom - 20.5%
Advanced Computer Software Group PLC	1,223,900	2,114,503
Babcock International Group PLC	164,700	2,885,003
Bellway PLC	327,072	9,151,067
Berendsen PLC	613,663	9,914,935
Britvic PLC	511,971	5,573,295
Dechra Pharmaceuticals PLC	351,050	4,256,736
Derwent London PLC	101,710	4,833,980
Elementis PLC	1,558,710	6,580,263
Great Portland Estates PLC	621,789	6,828,450
H&T Group PLC	264,353	672,388
Hilton Food Group PLC	217,188	1,302,884
Informa PLC	901,781	6,938,805
InterContinental Hotel Group PLC ADR	141,931	5,394,797
ITE Group PLC	979,734	2,668,295
Johnson Matthey PLC	96,475	4,589,806
Meggitt PLC	640,590	4,622,655
Persimmon PLC	171,863	4,022,215
Rotork PLC	119,700	4,892,419
Shaftesbury PLC	687,673	7,876,505
Spectris PLC	279,178	8,047,751
Spirax-Sarco Engineering PLC	238,421	10,869,959
Ted Baker PLC	133,700	4,159,964
Ultra Electronics Holdings PLC	218,058	6,087,038
Unite Group PLC	1,534,757	10,483,494
TOTAL UNITED KINGDOM		134,767,207
United States of America - 10.0%
ANSYS, Inc. (a)	21,085	1,656,438
Autoliv, Inc.	57,100	5,238,354
Broadridge Financial Solutions, Inc.	48,905	2,148,397
Dril-Quip, Inc. (a)	39,595	3,561,570
Evercore Partners, Inc. Class A	56,600	2,930,182
Kennedy-Wilson Holdings, Inc.	250,229	6,778,704
Martin Marietta Materials, Inc.	52,020	6,082,178
Mohawk Industries, Inc. (a)	47,800	6,789,512
Oceaneering International, Inc.	42,502	2,986,616
PriceSmart, Inc.	75,199	6,694,967
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	49,100	$ 2,564,002
Solera Holdings, Inc.	152,056	7,899,309
SS&C Technologies Holdings, Inc. (a)	212,058	10,246,643
TOTAL UNITED STATES OF AMERICA		65,576,872
TOTAL COMMON STOCKS (Cost $519,760,738)		633,830,075
Nonconvertible Preferred Stocks - 0.9%

Germany - 0.9%
Sartorius AG (non-vtg.) (Cost $5,714,273)	50,279	5,481,620
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.11% (b)	16,109,819	16,109,819
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,839,312	1,839,312
TOTAL MONEY MARKET FUNDS (Cost $17,949,131)		17,949,131
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $543,424,142)		657,260,826
NET OTHER ASSETS (LIABILITIES) - 0.1%		950,326
NET ASSETS - 100%		$ 658,211,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,975
Fidelity Securities Lending Cash Central Fund	171,600
Total	$ 202,575
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 120,836,975	$ 75,434,964	$ 45,402,011	$ -
Consumer Staples	63,088,437	33,938,908	29,149,529	-
Energy	19,626,099	16,988,783	2,637,316	-
Financials	127,665,001	105,752,262	21,912,739	-
Health Care	41,935,397	27,615,476	14,319,921	-
Industrials	135,178,251	96,133,436	39,044,815	-
Information Technology	60,518,381	38,565,787	21,952,594	-
Materials	70,463,154	40,106,911	30,356,243	-
Money Market Funds	17,949,131	17,949,131	-	-
Total Investments in Securities:	$ 657,260,826	$ 452,485,658	$ 204,775,168	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 13,207,974
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,799,362) - See accompanying schedule: Unaffiliated issuers (cost $525,475,011)	$ 639,311,695
Fidelity Central Funds (cost $17,949,131)	17,949,131
Total Investments (cost $543,424,142)		$ 657,260,826
Foreign currency held at value (cost $181,591)		181,589
Receivable for investments sold		752,361
Receivable for fund shares sold		2,224,294
Dividends receivable		1,600,124
Distributions receivable from Fidelity Central Funds		5,338
Prepaid expenses		2,323
Other receivables		3,053
Total assets		662,029,908

Liabilities
Payable for investments purchased	$ 376,673
Payable for fund shares redeemed	823,331
Accrued management fee	513,986
Distribution and service plan fees payable	16,541
Other affiliated payables	159,593
Other payables and accrued expenses	89,320
Collateral on securities loaned, at value	1,839,312
Total liabilities		3,818,756

Net Assets		$ 658,211,152
Net Assets consist of:
Paid in capital		$ 828,641,898
Undistributed net investment income		3,990,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,211,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,790,694
Net Assets		$ 658,211,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($25,041,102 ÷ 1,834,238 shares)	$ 13.65

Maximum offering price per share (100/94.25 of $13.65)	$ 14.48
Class T: Net Asset Value and redemption price per share ($9,913,278 ÷ 732,914 shares)	$ 13.53

Maximum offering price per share (100/96.50 of $13.53)	$ 14.02
Class B: Net Asset Value and offering price per share ($744,419 ÷ 55,919 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,437,794 ÷ 637,935 shares)A	$ 13.23

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($584,252,917 ÷ 42,348,080 shares)	$ 13.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($29,821,642 ÷ 2,159,960 shares)	$ 13.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 13,633,581
Income from Fidelity Central Funds		202,575
Income before foreign taxes withheld		13,836,156
Less foreign taxes withheld		(1,157,520)
Total income		12,678,636

Expenses
Management fee Basic fee	$ 5,510,809
Performance adjustment	826,188
Transfer agent fees	1,519,749
Distribution and service plan fees	212,488
Accounting and security lending fees	322,189
Custodian fees and expenses	141,145
Independent trustees' compensation	2,625
Registration fees	94,354
Audit	71,780
Legal	2,138
Miscellaneous	3,926
Total expenses before reductions	8,707,391
Expense reductions	(4,405)	8,702,986
Net investment income (loss)		3,975,650
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,597,575
Foreign currency transactions	(131,152)
Total net realized gain (loss)		27,466,423
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,619,605)
Assets and liabilities in foreign currencies	(41,552)
Total change in net unrealized appreciation (depreciation)		(28,661,157)
Net gain (loss)		(1,194,734)
Net increase (decrease) in net assets resulting from operations		$ 2,780,916

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,975,650	$ 3,604,267
Net realized gain (loss)	27,466,423	37,116,732
Change in net unrealized appreciation (depreciation)	(28,661,157)	71,945,657
Net increase (decrease) in net assets resulting from operations	2,780,916	112,666,656
Distributions to shareholders from net investment income	(3,580,601)	(3,311,096)
Distributions to shareholders from net realized gain	(3,233,620)	(171,255)
Total distributions	(6,814,221)	(3,482,351)
Share transactions - net increase (decrease)	97,201,705	81,271,586
Redemption fees	84,800	56,441
Total increase (decrease) in net assets	93,253,200	190,512,332

Net Assets
Beginning of period	564,957,952	374,445,620
End of period (including undistributed net investment income of $3,990,517 and undistributed net investment income of $3,595,468, respectively)	$ 658,211,152	$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.05	.07	.08	.15F	.06
Net realized and unrealized gain (loss)	.05	2.91	1.07	(.07)	1.85
Total from investment operations	.10	2.98	1.15	.08	1.91
Distributions from net investment income	(.06)	(.08)	(.11)	(.11)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.13) J	(.08) I	(.12)	(.15)	(.16)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Total ReturnA, B	.78%	27.85%	12.00%	.81%	24.05%
Ratios to Average Net Assets D, G
Expenses before reductions	1.63%	1.70%	1.75%	1.34%	1.16%
Expenses net of fee waivers, if any	1.63%	1.65%	1.65%	1.33%	1.16%
Expenses net of all reductions	1.63%	1.64%	1.64%	1.32%	1.15%
Net investment income (loss)	.33%	.59%	.85%	1.44% F	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,041	$ 22,052	$ 18,194	$ 18,686	$ 20,228
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Income from Investment Operations
Net investment income (loss) C	.01	.04	.06	.12F	.04
Net realized and unrealized gain (loss)	.06	2.89	1.06	(.06)	1.83
Total from investment operations	.07	2.93	1.12	.06	1.87
Distributions from net investment income	(.02)	(.05)	(.08)	(.08)	(.06)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.10)	(.06)	(.09)	(.12)	(.15)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Total ReturnA, B	.55%	27.53%	11.72%	.60%	23.65%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.96%	2.02%	1.60%	1.43%
Expenses net of fee waivers, if any	1.89%	1.90%	1.90%	1.60%	1.43%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.59%	1.41%
Net investment income (loss)	.07%	.34%	.60%	1.17%F	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,913	$ 9,634	$ 8,169	$ 8,701	$ 11,202
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.05	(.06)	1.79
Total from investment operations	-	2.82	1.06	.01	1.79
Distributions from net investment income	-	-H	(.03)	(.06)	(.03)
Distributions from net realized gain	-	(.01)	(.01)	(.02)	(.09)
Total distributions	-	(.01)	(.04)	(.07)I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Total ReturnA, B	-%	26.86%	11.21%	.10%	23.03%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.46%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.43)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 744	$ 1,410	$ 1,966	$ 2,293	$ 2,902
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.04	(.06)	1.79
Total from investment operations	-	2.82	1.05	.01	1.79
Distributions from net investment income	-	(.01)	(.03)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.01)	(.01)	(.02)	(.09)
Total distributions	(.05)	(.02)	(.04)	(.07) I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Total ReturnA, B	.03%	26.91%	11.13%	.10%	23.06%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.45%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.42)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,438	$ 8,070	$ 6,608	$ 6,900	$ 8,936
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.09	.10	.11	.17E	.09
Net realized and unrealized gain (loss)	.06	2.95	1.07	(.06)	1.87
Total from investment operations	.15	3.05	1.18	.11	1.96
Distributions from net investment income	(.09)	(.10)	(.14)	(.14)	(.09)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.18)	(.18)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Total ReturnA	1.11%	28.24%	12.21%	1.10%	24.43%
Ratios to Average Net Assets C, F
Expenses before reductions	1.30%	1.39%	1.47%	1.08%	.91%
Expenses net of fee waivers, if any	1.30%	1.39%	1.40%	1.08%	.91%
Expenses net of all reductions	1.30%	1.38%	1.39%	1.06%	.89%
Net investment income (loss)	.65%	.85%	1.10%	1.69%E	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,253	$ 518,121	$ 334,918	$ 328,262	$ 398,331
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.08	.11	.11	.18E	.09
Net realized and unrealized gain (loss)	.07	2.93	1.08	(.06)	1.86
Total from investment operations	.15	3.04	1.19	.12	1.95
Distributions from net investment income	(.09)	(.10)	(.14)	(.15)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.19)	(.16)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Total ReturnA	1.11%	28.11%	12.32%	1.13%	24.33%
Ratios to Average Net Assets C, F
Expenses before reductions	1.36%	1.38%	1.44%	1.03%	.90%
Expenses net of fee waivers, if any	1.36%	1.37%	1.40%	1.03%	.90%
Expenses net of all reductions	1.36%	1.37%	1.39%	1.02%	.88%
Net investment income (loss)	.60%	.87%	1.10%	1.74%E	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,822	$ 5,670	$ 4,591	$ 1,395	$ 2,418
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 135,078,782
Gross unrealized depreciation	(26,037,635)
Net unrealized appreciation (depreciation) on securities	$ 109,041,147

Tax Cost	$ 548,219,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,846,239
Capital loss carryforward	$ (284,273,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 108,996,277

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (284,273,262)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 6,814,221	$ 3,482,351

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $201,745,353 and $113,539,642, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .98% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,505	$ 1,091
Class T	.25%	.25%	51,522	86
Class B	.75%	.25%	10,529	7,921
Class C	.75%	.25%	88,932	15,254
			$ 212,488	$ 24,352

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,923
Class T	3,488
Class B*	157
Class C*	1,680
$ 14,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,641.30
Class T	32,188.31
Class B	3,189.30
Class C	27,039.30
International Small Cap Opportunities	1,338,038.23
Institutional Class	44,654.28
	$ 1,519,749

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $840 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,745.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,022 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,600. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $192.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,884.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 88,584	$ 127,604
Class T	17,038	40,329
Class B	-	540
Class C	-	6,860
International Small Cap Opportunities	3,435,414	3,098,688
Institutional Class	39,565	37,075
Total	$ 3,580,601	$ 3,311,096
Years ended October 31,
From net realized gain
Class A	$ 127,238	$ 8,286
Class T	56,084	3,734
Class B	-	900
Class C	33,933	3,118
International Small Cap Opportunities	2,982,391	153,400
Institutional Class	33,974	1,817
Total	$ 3,233,620	$ 171,255

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	589,478	373,515	$ 8,266,636	$ 4,517,568
Reinvestment of distributions	14,226	10,878	191,200	119,442
Shares redeemed	(381,134)	(460,010)	(5,353,937)	(5,504,745)
Net increase (decrease)	222,570	(75,617)	$ 3,103,899	$ (867,735)
Class T
Shares sold	159,216	94,833	$ 2,266,530	$ 1,133,727
Reinvestment of distributions	5,309	3,872	70,882	42,245
Shares redeemed	(142,062)	(152,245)	(1,989,964)	(1,813,542)
Net increase (decrease)	22,463	(53,540)	$ 347,448	$ (637,570)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class B
Shares sold	1,461	2,465	$ 20,212	$ 28,055
Reinvestment of distributions	-	123	-	1,326
Shares redeemed	(51,497)	(83,897)	(706,187)	(970,172)
Net increase (decrease)	(50,036)	(81,309)	$ (685,975)	$ (940,791)
Class C
Shares sold	200,445	106,942	$ 2,745,030	$ 1,277,851
Reinvestment of distributions	2,336	870	30,621	9,335
Shares redeemed	(172,604)	(130,535)	(2,374,401)	(1,517,604)
Net increase (decrease)	30,177	(22,723)	$ 401,250	$ (230,418)
International Small Cap Opportunities
Shares sold	13,421,171	13,306,080	$ 191,269,160	$ 163,920,015
Reinvestment of distributions	360,554	279,367	4,881,895	3,092,593
Shares redeemed	(8,930,544)	(6,858,430)	(127,222,877)	(83,019,406)
Net increase (decrease)	4,851,181	6,727,017	$ 68,928,178	$ 83,993,202
Institutional Class
Shares sold	2,469,158	107,232	$ 34,766,175	$ 1,308,852
Reinvestment of distributions	4,980	3,187	67,530	35,307
Shares redeemed	(724,026)	(121,854)	(9,726,800)	(1,389,261)
Net increase (decrease)	1,750,112	(11,435)	$ 25,106,905	$ (45,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.050	$0.021
Class T	12/08/14	12/05/14	$0.006	$0.021
Class B	12/08/14	12/05/14	$0.000	$0.000
Class C	12/08/14	12/05/14	$0.000	$0.000

Class A designates 8%, Class T designates 10%, and Class C designates 16% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, and Class C designates 100% of the dividends distributed in December 2013 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2013	$0.0849	$0.0152
Class T	12/09/2013	$0.0672	$0.0152
Class B	12/09/2013	$0.0000	$0.0000
Class C	12/09/2013	$0.0394	$0.0152

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualificationsand capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILS-UANN-1214
1.815089.109

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	1.11%	12.84%	5.77%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Institutional Class shares gained 1.11%, ahead of the benchmark MSCI EAFE Small Cap Index, which returned -1.91%. The fund especially benefited in relative terms from strong stock selection in Japan, the Netherlands and Sweden within Europe, and South Korea and South Africa within emerging markets. The fund's positioning in Denmark and stock selection in Turkey were minor negatives. On an individual basis, Fagerhult, a Swedish manufacturer of lighting fixtures, added the most value. Harmonic Drive Systems, a Japanese maker of gears for robotic arms, also contributed to the fund's results, as did South Korea's Coway and U.K.-based hotel company Intercontinental Hotel Group. In contrast, the biggest detractor was PriceSmart, a U.S.-based warehouse retailer that does nearly all of its business in Central America and Colombia. During the period, PriceSmart stock struggled as weak emerging-market economies and a maturing market in Central America made the business environment a little tougher. Another detractor was Goldcrest, a Japanese real estate company whose shares were hurt as pessimism grew about the Japanese economy. Of all the stocks mentioned, Goldcrest was the lone index member.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.63%
Actual		$ 1,000.00	$ 954.50	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 953.50	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.36%
Actual		$ 1,000.00	$ 950.70	$ 11.60
HypotheticalA		$ 1,000.00	$ 1,013.31	$ 11.98
Class C	2.37%
Actual		$ 1,000.00	$ 951.10	$ 11.66
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
International Small Cap Opportunities	1.30%
Actual		$ 1,000.00	$ 956.30	$ 6.41
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class	1.38%
Actual		$ 1,000.00	$ 955.70	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 27.3%
United Kingdom 20.5%
United States of America* 12.8%
Germany 4.8%
Italy 4.0%
Netherlands 3.5%
Sweden 2.7%
Korea (South) 2.4%
France 2.0%
Other 20.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
Japan 22.8%
United Kingdom 18.2%
United States of America* 17.3%
Germany 5.6%
Italy 4.4%
Netherlands 4.0%
Sweden 2.5%
France 2.3%
Ireland 2.2%
Other 20.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	93.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	6.4
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.0
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.7	1.6
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.6	1.6
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.6	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.5	0.9
CTS Eventim AG (Germany, Media)	1.5	1.5
Azimut Holding SpA (Italy, Capital Markets)	1.5	1.7
Fagerhult AB (Sweden, Electrical Equipment)	1.5	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.6
OSG Corp. (Japan, Machinery)	1.4	1.2
	16.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.5	21.0
Financials	19.4	19.3
Consumer Discretionary	18.4	16.9
Materials	10.7	9.8
Consumer Staples	9.6	9.1
Information Technology	9.2	7.9
Health Care	6.4	6.7
Energy	3.0	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.7%
DuluxGroup Ltd.	548,583	$ 2,592,535
Imdex Ltd. (a)	1,779,471	942,244
RCG Corp. Ltd.	3,726,715	2,015,918
Sydney Airport unit	795,862	3,094,100
TFS Corp. Ltd.	1,926,002	2,669,496
TOTAL AUSTRALIA		11,314,293
Austria - 1.2%
Andritz AG	117,900	5,691,191
Zumtobel AG	144,181	2,541,270
TOTAL AUSTRIA		8,232,461
Belgium - 1.2%
Gimv NV	66,688	3,029,415
KBC Ancora (a)	172,738	4,997,132
TOTAL BELGIUM		8,026,547
Bermuda - 1.1%
Lazard Ltd. Class A	61,499	3,026,366
Petra Diamonds Ltd. (a)	787,509	2,091,232
Vostok Nafta Investment Ltd. SDR (a)	316,909	2,029,996
TOTAL BERMUDA		7,147,594
Brazil - 0.3%
Arezzo Industria e Comercio SA	169,900	1,967,848
T4F Entretenimento SA (a)	19,200	21,696
TOTAL BRAZIL		1,989,544
British Virgin Islands - 0.4%
Gem Diamonds Ltd. (a)	1,047,996	2,602,734
Canada - 1.6%
Pason Systems, Inc.	266,200	6,370,094
ShawCor Ltd. Class A	92,400	4,070,503
TOTAL CANADA		10,440,597
Cayman Islands - 0.2%
58.com, Inc. ADR	30,600	1,210,842
Denmark - 1.7%
Jyske Bank A/S (Reg.) (a)	115,827	6,240,364
Spar Nord Bank A/S	521,369	5,266,797
TOTAL DENMARK		11,507,161
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Tikkurila Oyj	219,753	$ 4,538,320
France - 2.0%
Coface SA	141,800	1,766,305
Laurent-Perrier Group SA	31,163	2,499,322
Saft Groupe SA	57,516	1,708,205
Vetoquinol SA	56,184	2,534,651
Virbac SA	20,052	4,484,121
TOTAL FRANCE		12,992,604
Germany - 3.9%
alstria office REIT-AG	249,000	3,087,268
CompuGroup Medical AG	269,478	6,179,843
CTS Eventim AG	372,280	9,815,637
Fielmann AG	96,874	6,316,320
TOTAL GERMANY		25,399,068
Greece - 0.7%
Titan Cement Co. SA (Reg.)	196,480	4,355,613
India - 0.5%
Jyothy Laboratories Ltd. (a)	857,717	3,498,544
Ireland - 1.8%
FBD Holdings PLC	240,328	4,065,755
James Hardie Industries PLC:
CDI	165,775	1,768,263
sponsored ADR	112,915	6,021,757
TOTAL IRELAND		11,855,775
Israel - 1.7%
Azrieli Group	90,005	2,889,292
Ituran Location & Control Ltd.	84,286	1,727,020
Sarine Technologies Ltd.	1,308,000	3,033,378
Strauss Group Ltd.	214,344	3,457,298
TOTAL ISRAEL		11,106,988
Italy - 4.0%
Azimut Holding SpA	411,997	9,623,721
Beni Stabili SpA SIIQ	10,445,675	7,192,954
Interpump Group SpA	722,943	9,421,943
TOTAL ITALY		26,238,618
Japan - 27.3%
Air Water, Inc.	131,000	2,088,180
Common Stocks - continued
	Shares	Value
Japan - continued
Aozora Bank Ltd.	2,035,000	$ 7,152,839
Artnature, Inc. (d)	292,600	3,956,987
Asahi Co. Ltd.	241,100	2,680,751
Autobacs Seven Co. Ltd.	212,000	3,110,003
Azbil Corp.	223,100	5,380,163
Broadleaf Co. Ltd.	51,000	806,063
Coca-Cola Central Japan Co. Ltd.	245,400	4,415,498
Cosmos Pharmaceutical Corp.	31,300	4,475,248
Daiichikosho Co. Ltd.	79,400	2,003,776
Daikokutenbussan Co. Ltd.	168,700	4,908,757
Glory Ltd.	96,800	2,494,487
Goldcrest Co. Ltd.	316,330	5,723,003
Harmonic Drive Systems, Inc.	260,700	3,365,610
Iwatsuka Confectionary Co. Ltd.	63,300	3,419,313
Kobayashi Pharmaceutical Co. Ltd.	72,500	4,475,182
Koshidaka Holdings Co. Ltd.	141,200	2,411,118
Kyoto Kimono Yuzen Co. Ltd.	78,500	707,348
Lasertec Corp.	220,900	2,763,839
Medikit Co. Ltd.	71,200	2,218,561
Meiko Network Japan Co. Ltd.	112,600	1,266,143
Miraial Co. Ltd.	73,200	1,127,074
Nabtesco Corp.	185,800	4,496,454
Nagaileben Co. Ltd.	292,600	5,624,057
ND Software Co. Ltd.	35,491	636,001
Nihon M&A Center, Inc.	68,900	1,980,136
Nihon Parkerizing Co. Ltd.	334,000	7,972,492
Nippon Seiki Co. Ltd.	143,000	3,046,346
NS Tool Co. Ltd.	35,600	408,889
OBIC Co. Ltd.	189,800	6,775,679
OSG Corp.	568,100	9,263,550
Paramount Bed Holdings Co. Ltd.	60,700	1,726,444
San-Ai Oil Co. Ltd.	381,000	2,637,316
Seven Bank Ltd.	2,163,800	9,036,897
SHO-BOND Holdings Co. Ltd.	193,700	7,484,619
Shoei Co. Ltd.	249,100	3,806,780
SK Kaken Co. Ltd.	34,000	2,602,107
Software Service, Inc.	62,900	2,395,403
Techno Medica Co. Ltd.	79,400	1,719,455
TFP Consulting Group Co. Ltd.	41,700	1,216,523
The Nippon Synthetic Chemical Industry Co. Ltd.	436,000	2,662,060
TKC Corp.	156,900	3,080,143
Tocalo Co. Ltd.	117,000	2,207,069
Common Stocks - continued
	Shares	Value
Japan - continued
Tsutsumi Jewelry Co. Ltd.	81,000	$ 1,992,316
USS Co. Ltd.	955,800	15,042,372
Workman Co. Ltd.	79,400	4,149,861
Yamato Kogyo Co. Ltd.	217,900	7,058,866
TOTAL JAPAN		179,971,778
Korea (South) - 2.4%
Bgf Retail (a)	58,838	3,723,768
Coway Co. Ltd.	114,533	8,698,345
Leeno Industrial, Inc.	89,751	3,554,305
TOTAL KOREA (SOUTH)		15,976,418
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	9,235,478	4,252,109
Netherlands - 3.5%
Aalberts Industries NV	319,501	8,506,130
ASM International NV (depositary receipt)	63,400	2,075,082
Heijmans NV (Certificaten Van Aandelen)	365,133	4,960,020
VastNed Retail NV	164,729	7,521,282
TOTAL NETHERLANDS		23,062,514
Philippines - 0.5%
Jollibee Food Corp.	727,170	3,169,279
South Africa - 1.7%
Alexander Forbes Group Holding (a)	2,593,721	2,022,349
Clicks Group Ltd.	878,287	5,980,131
Nampak Ltd.	795,900	3,245,008
TOTAL SOUTH AFRICA		11,247,488
Spain - 1.0%
Prosegur Compania de Seguridad SA (Reg.)	1,102,590	6,466,406
Sweden - 2.7%
Fagerhult AB	512,812	9,444,883
Intrum Justitia AB	273,334	8,121,379
TOTAL SWEDEN		17,566,262
Taiwan - 0.3%
Addcn Technology Co. Ltd.	210,000	2,019,633
Common Stocks - continued
	Shares	Value
Turkey - 1.1%
Albaraka Turk Katilim Bankasi A/S	3,666,046	$ 2,589,563
Coca-Cola Icecek Sanayi A/S	206,362	4,707,243
TOTAL TURKEY		7,296,806
United Kingdom - 20.5%
Advanced Computer Software Group PLC	1,223,900	2,114,503
Babcock International Group PLC	164,700	2,885,003
Bellway PLC	327,072	9,151,067
Berendsen PLC	613,663	9,914,935
Britvic PLC	511,971	5,573,295
Dechra Pharmaceuticals PLC	351,050	4,256,736
Derwent London PLC	101,710	4,833,980
Elementis PLC	1,558,710	6,580,263
Great Portland Estates PLC	621,789	6,828,450
H&T Group PLC	264,353	672,388
Hilton Food Group PLC	217,188	1,302,884
Informa PLC	901,781	6,938,805
InterContinental Hotel Group PLC ADR	141,931	5,394,797
ITE Group PLC	979,734	2,668,295
Johnson Matthey PLC	96,475	4,589,806
Meggitt PLC	640,590	4,622,655
Persimmon PLC	171,863	4,022,215
Rotork PLC	119,700	4,892,419
Shaftesbury PLC	687,673	7,876,505
Spectris PLC	279,178	8,047,751
Spirax-Sarco Engineering PLC	238,421	10,869,959
Ted Baker PLC	133,700	4,159,964
Ultra Electronics Holdings PLC	218,058	6,087,038
Unite Group PLC	1,534,757	10,483,494
TOTAL UNITED KINGDOM		134,767,207
United States of America - 10.0%
ANSYS, Inc. (a)	21,085	1,656,438
Autoliv, Inc.	57,100	5,238,354
Broadridge Financial Solutions, Inc.	48,905	2,148,397
Dril-Quip, Inc. (a)	39,595	3,561,570
Evercore Partners, Inc. Class A	56,600	2,930,182
Kennedy-Wilson Holdings, Inc.	250,229	6,778,704
Martin Marietta Materials, Inc.	52,020	6,082,178
Mohawk Industries, Inc. (a)	47,800	6,789,512
Oceaneering International, Inc.	42,502	2,986,616
PriceSmart, Inc.	75,199	6,694,967
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	49,100	$ 2,564,002
Solera Holdings, Inc.	152,056	7,899,309
SS&C Technologies Holdings, Inc. (a)	212,058	10,246,643
TOTAL UNITED STATES OF AMERICA		65,576,872
TOTAL COMMON STOCKS (Cost $519,760,738)		633,830,075
Nonconvertible Preferred Stocks - 0.9%

Germany - 0.9%
Sartorius AG (non-vtg.) (Cost $5,714,273)	50,279	5,481,620
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.11% (b)	16,109,819	16,109,819
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,839,312	1,839,312
TOTAL MONEY MARKET FUNDS (Cost $17,949,131)		17,949,131
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $543,424,142)		657,260,826
NET OTHER ASSETS (LIABILITIES) - 0.1%		950,326
NET ASSETS - 100%		$ 658,211,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,975
Fidelity Securities Lending Cash Central Fund	171,600
Total	$ 202,575
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 120,836,975	$ 75,434,964	$ 45,402,011	$ -
Consumer Staples	63,088,437	33,938,908	29,149,529	-
Energy	19,626,099	16,988,783	2,637,316	-
Financials	127,665,001	105,752,262	21,912,739	-
Health Care	41,935,397	27,615,476	14,319,921	-
Industrials	135,178,251	96,133,436	39,044,815	-
Information Technology	60,518,381	38,565,787	21,952,594	-
Materials	70,463,154	40,106,911	30,356,243	-
Money Market Funds	17,949,131	17,949,131	-	-
Total Investments in Securities:	$ 657,260,826	$ 452,485,658	$ 204,775,168	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 13,207,974
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,799,362) - See accompanying schedule: Unaffiliated issuers (cost $525,475,011)	$ 639,311,695
Fidelity Central Funds (cost $17,949,131)	17,949,131
Total Investments (cost $543,424,142)		$ 657,260,826
Foreign currency held at value (cost $181,591)		181,589
Receivable for investments sold		752,361
Receivable for fund shares sold		2,224,294
Dividends receivable		1,600,124
Distributions receivable from Fidelity Central Funds		5,338
Prepaid expenses		2,323
Other receivables		3,053
Total assets		662,029,908

Liabilities
Payable for investments purchased	$ 376,673
Payable for fund shares redeemed	823,331
Accrued management fee	513,986
Distribution and service plan fees payable	16,541
Other affiliated payables	159,593
Other payables and accrued expenses	89,320
Collateral on securities loaned, at value	1,839,312
Total liabilities		3,818,756

Net Assets		$ 658,211,152
Net Assets consist of:
Paid in capital		$ 828,641,898
Undistributed net investment income		3,990,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,211,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,790,694
Net Assets		$ 658,211,152
See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($25,041,102 ÷ 1,834,238 shares)	$ 13.65

Maximum offering price per share (100/94.25 of $13.65)	$ 14.48
Class T: Net Asset Value and redemption price per share ($9,913,278 ÷ 732,914 shares)	$ 13.53

Maximum offering price per share (100/96.50 of $13.53)	$ 14.02
Class B: Net Asset Value and offering price per share ($744,419 ÷ 55,919 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,437,794 ÷ 637,935 shares)A	$ 13.23

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($584,252,917 ÷ 42,348,080 shares)	$ 13.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($29,821,642 ÷ 2,159,960 shares)	$ 13.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 13,633,581
Income from Fidelity Central Funds		202,575
Income before foreign taxes withheld		13,836,156
Less foreign taxes withheld		(1,157,520)
Total income		12,678,636

Expenses
Management fee Basic fee	$ 5,510,809
Performance adjustment	826,188
Transfer agent fees	1,519,749
Distribution and service plan fees	212,488
Accounting and security lending fees	322,189
Custodian fees and expenses	141,145
Independent trustees' compensation	2,625
Registration fees	94,354
Audit	71,780
Legal	2,138
Miscellaneous	3,926
Total expenses before reductions	8,707,391
Expense reductions	(4,405)	8,702,986
Net investment income (loss)		3,975,650
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,597,575
Foreign currency transactions	(131,152)
Total net realized gain (loss)		27,466,423
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,619,605)
Assets and liabilities in foreign currencies	(41,552)
Total change in net unrealized appreciation (depreciation)		(28,661,157)
Net gain (loss)		(1,194,734)
Net increase (decrease) in net assets resulting from operations		$ 2,780,916

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,975,650	$ 3,604,267
Net realized gain (loss)	27,466,423	37,116,732
Change in net unrealized appreciation (depreciation)	(28,661,157)	71,945,657
Net increase (decrease) in net assets resulting from operations	2,780,916	112,666,656
Distributions to shareholders from net investment income	(3,580,601)	(3,311,096)
Distributions to shareholders from net realized gain	(3,233,620)	(171,255)
Total distributions	(6,814,221)	(3,482,351)
Share transactions - net increase (decrease)	97,201,705	81,271,586
Redemption fees	84,800	56,441
Total increase (decrease) in net assets	93,253,200	190,512,332

Net Assets
Beginning of period	564,957,952	374,445,620
End of period (including undistributed net investment income of $3,990,517 and undistributed net investment income of $3,595,468, respectively)	$ 658,211,152	$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.05	.07	.08	.15F	.06
Net realized and unrealized gain (loss)	.05	2.91	1.07	(.07)	1.85
Total from investment operations	.10	2.98	1.15	.08	1.91
Distributions from net investment income	(.06)	(.08)	(.11)	(.11)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.13) J	(.08) I	(.12)	(.15)	(.16)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Total ReturnA, B	.78%	27.85%	12.00%	.81%	24.05%
Ratios to Average Net Assets D, G
Expenses before reductions	1.63%	1.70%	1.75%	1.34%	1.16%
Expenses net of fee waivers, if any	1.63%	1.65%	1.65%	1.33%	1.16%
Expenses net of all reductions	1.63%	1.64%	1.64%	1.32%	1.15%
Net investment income (loss)	.33%	.59%	.85%	1.44% F	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,041	$ 22,052	$ 18,194	$ 18,686	$ 20,228
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Income from Investment Operations
Net investment income (loss) C	.01	.04	.06	.12F	.04
Net realized and unrealized gain (loss)	.06	2.89	1.06	(.06)	1.83
Total from investment operations	.07	2.93	1.12	.06	1.87
Distributions from net investment income	(.02)	(.05)	(.08)	(.08)	(.06)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.10)	(.06)	(.09)	(.12)	(.15)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Total ReturnA, B	.55%	27.53%	11.72%	.60%	23.65%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.96%	2.02%	1.60%	1.43%
Expenses net of fee waivers, if any	1.89%	1.90%	1.90%	1.60%	1.43%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.59%	1.41%
Net investment income (loss)	.07%	.34%	.60%	1.17%F	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,913	$ 9,634	$ 8,169	$ 8,701	$ 11,202
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.05	(.06)	1.79
Total from investment operations	-	2.82	1.06	.01	1.79
Distributions from net investment income	-	-H	(.03)	(.06)	(.03)
Distributions from net realized gain	-	(.01)	(.01)	(.02)	(.09)
Total distributions	-	(.01)	(.04)	(.07)I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Total ReturnA, B	-%	26.86%	11.21%	.10%	23.03%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.46%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.43)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 744	$ 1,410	$ 1,966	$ 2,293	$ 2,902
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.04	(.06)	1.79
Total from investment operations	-	2.82	1.05	.01	1.79
Distributions from net investment income	-	(.01)	(.03)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.01)	(.01)	(.02)	(.09)
Total distributions	(.05)	(.02)	(.04)	(.07) I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Total ReturnA, B	.03%	26.91%	11.13%	.10%	23.06%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.45%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.42)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,438	$ 8,070	$ 6,608	$ 6,900	$ 8,936
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.09	.10	.11	.17E	.09
Net realized and unrealized gain (loss)	.06	2.95	1.07	(.06)	1.87
Total from investment operations	.15	3.05	1.18	.11	1.96
Distributions from net investment income	(.09)	(.10)	(.14)	(.14)	(.09)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.18)	(.18)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Total ReturnA	1.11%	28.24%	12.21%	1.10%	24.43%
Ratios to Average Net Assets C, F
Expenses before reductions	1.30%	1.39%	1.47%	1.08%	.91%
Expenses net of fee waivers, if any	1.30%	1.39%	1.40%	1.08%	.91%
Expenses net of all reductions	1.30%	1.38%	1.39%	1.06%	.89%
Net investment income (loss)	.65%	.85%	1.10%	1.69%E	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,253	$ 518,121	$ 334,918	$ 328,262	$ 398,331
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.08	.11	.11	.18E	.09
Net realized and unrealized gain (loss)	.07	2.93	1.08	(.06)	1.86
Total from investment operations	.15	3.04	1.19	.12	1.95
Distributions from net investment income	(.09)	(.10)	(.14)	(.15)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.19)	(.16)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Total ReturnA	1.11%	28.11%	12.32%	1.13%	24.33%
Ratios to Average Net Assets C, F
Expenses before reductions	1.36%	1.38%	1.44%	1.03%	.90%
Expenses net of fee waivers, if any	1.36%	1.37%	1.40%	1.03%	.90%
Expenses net of all reductions	1.36%	1.37%	1.39%	1.02%	.88%
Net investment income (loss)	.60%	.87%	1.10%	1.74%E	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,822	$ 5,670	$ 4,591	$ 1,395	$ 2,418
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 135,078,782
Gross unrealized depreciation	(26,037,635)
Net unrealized appreciation (depreciation) on securities	$ 109,041,147

Tax Cost	$ 548,219,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,846,239
Capital loss carryforward	$ (284,273,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 108,996,277

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (284,273,262)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 6,814,221	$ 3,482,351

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $201,745,353 and $113,539,642, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .98% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,505	$ 1,091
Class T	.25%	.25%	51,522	86
Class B	.75%	.25%	10,529	7,921
Class C	.75%	.25%	88,932	15,254
			$ 212,488	$ 24,352

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,923
Class T	3,488
Class B*	157
Class C*	1,680
$ 14,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,641.30
Class T	32,188.31
Class B	3,189.30
Class C	27,039.30
International Small Cap Opportunities	1,338,038.23
Institutional Class	44,654.28
	$ 1,519,749

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $840 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,745.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,022 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,600. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $192.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,884.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 88,584	$ 127,604
Class T	17,038	40,329
Class B	-	540
Class C	-	6,860
International Small Cap Opportunities	3,435,414	3,098,688
Institutional Class	39,565	37,075
Total	$ 3,580,601	$ 3,311,096
Years ended October 31,
From net realized gain
Class A	$ 127,238	$ 8,286
Class T	56,084	3,734
Class B	-	900
Class C	33,933	3,118
International Small Cap Opportunities	2,982,391	153,400
Institutional Class	33,974	1,817
Total	$ 3,233,620	$ 171,255

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	589,478	373,515	$ 8,266,636	$ 4,517,568
Reinvestment of distributions	14,226	10,878	191,200	119,442
Shares redeemed	(381,134)	(460,010)	(5,353,937)	(5,504,745)
Net increase (decrease)	222,570	(75,617)	$ 3,103,899	$ (867,735)
Class T
Shares sold	159,216	94,833	$ 2,266,530	$ 1,133,727
Reinvestment of distributions	5,309	3,872	70,882	42,245
Shares redeemed	(142,062)	(152,245)	(1,989,964)	(1,813,542)
Net increase (decrease)	22,463	(53,540)	$ 347,448	$ (637,570)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class B
Shares sold	1,461	2,465	$ 20,212	$ 28,055
Reinvestment of distributions	-	123	-	1,326
Shares redeemed	(51,497)	(83,897)	(706,187)	(970,172)
Net increase (decrease)	(50,036)	(81,309)	$ (685,975)	$ (940,791)
Class C
Shares sold	200,445	106,942	$ 2,745,030	$ 1,277,851
Reinvestment of distributions	2,336	870	30,621	9,335
Shares redeemed	(172,604)	(130,535)	(2,374,401)	(1,517,604)
Net increase (decrease)	30,177	(22,723)	$ 401,250	$ (230,418)
International Small Cap Opportunities
Shares sold	13,421,171	13,306,080	$ 191,269,160	$ 163,920,015
Reinvestment of distributions	360,554	279,367	4,881,895	3,092,593
Shares redeemed	(8,930,544)	(6,858,430)	(127,222,877)	(83,019,406)
Net increase (decrease)	4,851,181	6,727,017	$ 68,928,178	$ 83,993,202
Institutional Class
Shares sold	2,469,158	107,232	$ 34,766,175	$ 1,308,852
Reinvestment of distributions	4,980	3,187	67,530	35,307
Shares redeemed	(724,026)	(121,854)	(9,726,800)	(1,389,261)
Net increase (decrease)	1,750,112	(11,435)	$ 25,106,905	$ (45,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.107	$0.021

Institutional Class designates 6% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2013 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.1059	$0.0152

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualificationsand capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AILSI-UANN-1214
1.815081.109

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Small Cap Opportunities Fund	1.11%	12.85%	5.77%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: For the year, the fund's Retail Class shares gained 1.11%, ahead of the benchmark MSCI EAFE Small Cap Index, which returned -1.91%. The fund especially benefited in relative terms from strong stock selection in Japan, the Netherlands and Sweden within Europe, and South Korea and South Africa within emerging markets. The fund's positioning in Denmark and stock selection in Turkey were minor negatives. On an individual basis, Fagerhult, a Swedish manufacturer of lighting fixtures, added the most value. Harmonic Drive Systems, a Japanese maker of gears for robotic arms, also contributed to the fund's results, as did South Korea's Coway and U.K.-based hotel company Intercontinental Hotel Group. In contrast, the biggest detractor was PriceSmart, a U.S.-based warehouse retailer that does nearly all of its business in Central America and Colombia. During the period, PriceSmart stock struggled as weak emerging-market economies and a maturing market in Central America made the business environment a little tougher. Another detractor was Goldcrest, a Japanese real estate company, whose shares were hurt as pessimism grew about the Japanese economy. Of all the stocks mentioned, Goldcrest was the lone index member.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.63%
Actual		$ 1,000.00	$ 954.50	$ 8.03
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class T	1.88%
Actual		$ 1,000.00	$ 953.50	$ 9.26
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Class B	2.36%
Actual		$ 1,000.00	$ 950.70	$ 11.60
HypotheticalA		$ 1,000.00	$ 1,013.31	$ 11.98
Class C	2.37%
Actual		$ 1,000.00	$ 951.10	$ 11.66
HypotheticalA		$ 1,000.00	$ 1,013.26	$ 12.03
International Small Cap Opportunities	1.30%
Actual		$ 1,000.00	$ 956.30	$ 6.41
HypotheticalA		$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class	1.38%
Actual		$ 1,000.00	$ 955.70	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 27.3%
United Kingdom 20.5%
United States of America* 12.8%
Germany 4.8%
Italy 4.0%
Netherlands 3.5%
Sweden 2.7%
Korea (South) 2.4%
France 2.0%
Other 20.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
Japan 22.8%
United Kingdom 18.2%
United States of America* 17.3%
Germany 5.6%
Italy 4.4%
Netherlands 4.0%
Sweden 2.5%
France 2.3%
Ireland 2.2%
Other 20.7%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.2	93.6
Short-Term Investments and Net Other Assets (Liabilities)	2.8	6.4
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.3	2.0
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.7	1.6
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.6	1.6
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.6	1.1
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.5	0.9
CTS Eventim AG (Germany, Media)	1.5	1.5
Azimut Holding SpA (Italy, Capital Markets)	1.5	1.7
Fagerhult AB (Sweden, Electrical Equipment)	1.5	1.2
Interpump Group SpA (Italy, Machinery)	1.4	1.6
OSG Corp. (Japan, Machinery)	1.4	1.2
	16.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.5	21.0
Financials	19.4	19.3
Consumer Discretionary	18.4	16.9
Materials	10.7	9.8
Consumer Staples	9.6	9.1
Information Technology	9.2	7.9
Health Care	6.4	6.7
Energy	3.0	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.7%
DuluxGroup Ltd.	548,583	$ 2,592,535
Imdex Ltd. (a)	1,779,471	942,244
RCG Corp. Ltd.	3,726,715	2,015,918
Sydney Airport unit	795,862	3,094,100
TFS Corp. Ltd.	1,926,002	2,669,496
TOTAL AUSTRALIA		11,314,293
Austria - 1.2%
Andritz AG	117,900	5,691,191
Zumtobel AG	144,181	2,541,270
TOTAL AUSTRIA		8,232,461
Belgium - 1.2%
Gimv NV	66,688	3,029,415
KBC Ancora (a)	172,738	4,997,132
TOTAL BELGIUM		8,026,547
Bermuda - 1.1%
Lazard Ltd. Class A	61,499	3,026,366
Petra Diamonds Ltd. (a)	787,509	2,091,232
Vostok Nafta Investment Ltd. SDR (a)	316,909	2,029,996
TOTAL BERMUDA		7,147,594
Brazil - 0.3%
Arezzo Industria e Comercio SA	169,900	1,967,848
T4F Entretenimento SA (a)	19,200	21,696
TOTAL BRAZIL		1,989,544
British Virgin Islands - 0.4%
Gem Diamonds Ltd. (a)	1,047,996	2,602,734
Canada - 1.6%
Pason Systems, Inc.	266,200	6,370,094
ShawCor Ltd. Class A	92,400	4,070,503
TOTAL CANADA		10,440,597
Cayman Islands - 0.2%
58.com, Inc. ADR	30,600	1,210,842
Denmark - 1.7%
Jyske Bank A/S (Reg.) (a)	115,827	6,240,364
Spar Nord Bank A/S	521,369	5,266,797
TOTAL DENMARK		11,507,161
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Tikkurila Oyj	219,753	$ 4,538,320
France - 2.0%
Coface SA	141,800	1,766,305
Laurent-Perrier Group SA	31,163	2,499,322
Saft Groupe SA	57,516	1,708,205
Vetoquinol SA	56,184	2,534,651
Virbac SA	20,052	4,484,121
TOTAL FRANCE		12,992,604
Germany - 3.9%
alstria office REIT-AG	249,000	3,087,268
CompuGroup Medical AG	269,478	6,179,843
CTS Eventim AG	372,280	9,815,637
Fielmann AG	96,874	6,316,320
TOTAL GERMANY		25,399,068
Greece - 0.7%
Titan Cement Co. SA (Reg.)	196,480	4,355,613
India - 0.5%
Jyothy Laboratories Ltd. (a)	857,717	3,498,544
Ireland - 1.8%
FBD Holdings PLC	240,328	4,065,755
James Hardie Industries PLC:
CDI	165,775	1,768,263
sponsored ADR	112,915	6,021,757
TOTAL IRELAND		11,855,775
Israel - 1.7%
Azrieli Group	90,005	2,889,292
Ituran Location & Control Ltd.	84,286	1,727,020
Sarine Technologies Ltd.	1,308,000	3,033,378
Strauss Group Ltd.	214,344	3,457,298
TOTAL ISRAEL		11,106,988
Italy - 4.0%
Azimut Holding SpA	411,997	9,623,721
Beni Stabili SpA SIIQ	10,445,675	7,192,954
Interpump Group SpA	722,943	9,421,943
TOTAL ITALY		26,238,618
Japan - 27.3%
Air Water, Inc.	131,000	2,088,180
Common Stocks - continued
	Shares	Value
Japan - continued
Aozora Bank Ltd.	2,035,000	$ 7,152,839
Artnature, Inc. (d)	292,600	3,956,987
Asahi Co. Ltd.	241,100	2,680,751
Autobacs Seven Co. Ltd.	212,000	3,110,003
Azbil Corp.	223,100	5,380,163
Broadleaf Co. Ltd.	51,000	806,063
Coca-Cola Central Japan Co. Ltd.	245,400	4,415,498
Cosmos Pharmaceutical Corp.	31,300	4,475,248
Daiichikosho Co. Ltd.	79,400	2,003,776
Daikokutenbussan Co. Ltd.	168,700	4,908,757
Glory Ltd.	96,800	2,494,487
Goldcrest Co. Ltd.	316,330	5,723,003
Harmonic Drive Systems, Inc.	260,700	3,365,610
Iwatsuka Confectionary Co. Ltd.	63,300	3,419,313
Kobayashi Pharmaceutical Co. Ltd.	72,500	4,475,182
Koshidaka Holdings Co. Ltd.	141,200	2,411,118
Kyoto Kimono Yuzen Co. Ltd.	78,500	707,348
Lasertec Corp.	220,900	2,763,839
Medikit Co. Ltd.	71,200	2,218,561
Meiko Network Japan Co. Ltd.	112,600	1,266,143
Miraial Co. Ltd.	73,200	1,127,074
Nabtesco Corp.	185,800	4,496,454
Nagaileben Co. Ltd.	292,600	5,624,057
ND Software Co. Ltd.	35,491	636,001
Nihon M&A Center, Inc.	68,900	1,980,136
Nihon Parkerizing Co. Ltd.	334,000	7,972,492
Nippon Seiki Co. Ltd.	143,000	3,046,346
NS Tool Co. Ltd.	35,600	408,889
OBIC Co. Ltd.	189,800	6,775,679
OSG Corp.	568,100	9,263,550
Paramount Bed Holdings Co. Ltd.	60,700	1,726,444
San-Ai Oil Co. Ltd.	381,000	2,637,316
Seven Bank Ltd.	2,163,800	9,036,897
SHO-BOND Holdings Co. Ltd.	193,700	7,484,619
Shoei Co. Ltd.	249,100	3,806,780
SK Kaken Co. Ltd.	34,000	2,602,107
Software Service, Inc.	62,900	2,395,403
Techno Medica Co. Ltd.	79,400	1,719,455
TFP Consulting Group Co. Ltd.	41,700	1,216,523
The Nippon Synthetic Chemical Industry Co. Ltd.	436,000	2,662,060
TKC Corp.	156,900	3,080,143
Tocalo Co. Ltd.	117,000	2,207,069
Common Stocks - continued
	Shares	Value
Japan - continued
Tsutsumi Jewelry Co. Ltd.	81,000	$ 1,992,316
USS Co. Ltd.	955,800	15,042,372
Workman Co. Ltd.	79,400	4,149,861
Yamato Kogyo Co. Ltd.	217,900	7,058,866
TOTAL JAPAN		179,971,778
Korea (South) - 2.4%
Bgf Retail (a)	58,838	3,723,768
Coway Co. Ltd.	114,533	8,698,345
Leeno Industrial, Inc.	89,751	3,554,305
TOTAL KOREA (SOUTH)		15,976,418
Mexico - 0.6%
Consorcio ARA S.A.B. de CV (a)	9,235,478	4,252,109
Netherlands - 3.5%
Aalberts Industries NV	319,501	8,506,130
ASM International NV (depositary receipt)	63,400	2,075,082
Heijmans NV (Certificaten Van Aandelen)	365,133	4,960,020
VastNed Retail NV	164,729	7,521,282
TOTAL NETHERLANDS		23,062,514
Philippines - 0.5%
Jollibee Food Corp.	727,170	3,169,279
South Africa - 1.7%
Alexander Forbes Group Holding (a)	2,593,721	2,022,349
Clicks Group Ltd.	878,287	5,980,131
Nampak Ltd.	795,900	3,245,008
TOTAL SOUTH AFRICA		11,247,488
Spain - 1.0%
Prosegur Compania de Seguridad SA (Reg.)	1,102,590	6,466,406
Sweden - 2.7%
Fagerhult AB	512,812	9,444,883
Intrum Justitia AB	273,334	8,121,379
TOTAL SWEDEN		17,566,262
Taiwan - 0.3%
Addcn Technology Co. Ltd.	210,000	2,019,633
Common Stocks - continued
	Shares	Value
Turkey - 1.1%
Albaraka Turk Katilim Bankasi A/S	3,666,046	$ 2,589,563
Coca-Cola Icecek Sanayi A/S	206,362	4,707,243
TOTAL TURKEY		7,296,806
United Kingdom - 20.5%
Advanced Computer Software Group PLC	1,223,900	2,114,503
Babcock International Group PLC	164,700	2,885,003
Bellway PLC	327,072	9,151,067
Berendsen PLC	613,663	9,914,935
Britvic PLC	511,971	5,573,295
Dechra Pharmaceuticals PLC	351,050	4,256,736
Derwent London PLC	101,710	4,833,980
Elementis PLC	1,558,710	6,580,263
Great Portland Estates PLC	621,789	6,828,450
H&T Group PLC	264,353	672,388
Hilton Food Group PLC	217,188	1,302,884
Informa PLC	901,781	6,938,805
InterContinental Hotel Group PLC ADR	141,931	5,394,797
ITE Group PLC	979,734	2,668,295
Johnson Matthey PLC	96,475	4,589,806
Meggitt PLC	640,590	4,622,655
Persimmon PLC	171,863	4,022,215
Rotork PLC	119,700	4,892,419
Shaftesbury PLC	687,673	7,876,505
Spectris PLC	279,178	8,047,751
Spirax-Sarco Engineering PLC	238,421	10,869,959
Ted Baker PLC	133,700	4,159,964
Ultra Electronics Holdings PLC	218,058	6,087,038
Unite Group PLC	1,534,757	10,483,494
TOTAL UNITED KINGDOM		134,767,207
United States of America - 10.0%
ANSYS, Inc. (a)	21,085	1,656,438
Autoliv, Inc.	57,100	5,238,354
Broadridge Financial Solutions, Inc.	48,905	2,148,397
Dril-Quip, Inc. (a)	39,595	3,561,570
Evercore Partners, Inc. Class A	56,600	2,930,182
Kennedy-Wilson Holdings, Inc.	250,229	6,778,704
Martin Marietta Materials, Inc.	52,020	6,082,178
Mohawk Industries, Inc. (a)	47,800	6,789,512
Oceaneering International, Inc.	42,502	2,986,616
PriceSmart, Inc.	75,199	6,694,967
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	49,100	$ 2,564,002
Solera Holdings, Inc.	152,056	7,899,309
SS&C Technologies Holdings, Inc. (a)	212,058	10,246,643
TOTAL UNITED STATES OF AMERICA		65,576,872
TOTAL COMMON STOCKS (Cost $519,760,738)		633,830,075
Nonconvertible Preferred Stocks - 0.9%

Germany - 0.9%
Sartorius AG (non-vtg.) (Cost $5,714,273)	50,279	5,481,620
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.11% (b)	16,109,819	16,109,819
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,839,312	1,839,312
TOTAL MONEY MARKET FUNDS (Cost $17,949,131)		17,949,131
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $543,424,142)		657,260,826
NET OTHER ASSETS (LIABILITIES) - 0.1%		950,326
NET ASSETS - 100%		$ 658,211,152
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,975
Fidelity Securities Lending Cash Central Fund	171,600
Total	$ 202,575
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 120,836,975	$ 75,434,964	$ 45,402,011	$ -
Consumer Staples	63,088,437	33,938,908	29,149,529	-
Energy	19,626,099	16,988,783	2,637,316	-
Financials	127,665,001	105,752,262	21,912,739	-
Health Care	41,935,397	27,615,476	14,319,921	-
Industrials	135,178,251	96,133,436	39,044,815	-
Information Technology	60,518,381	38,565,787	21,952,594	-
Materials	70,463,154	40,106,911	30,356,243	-
Money Market Funds	17,949,131	17,949,131	-	-
Total Investments in Securities:	$ 657,260,826	$ 452,485,658	$ 204,775,168	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 13,207,974
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $1,799,362) - See accompanying schedule: Unaffiliated issuers (cost $525,475,011)	$ 639,311,695
Fidelity Central Funds (cost $17,949,131)	17,949,131
Total Investments (cost $543,424,142)		$ 657,260,826
Foreign currency held at value (cost $181,591)		181,589
Receivable for investments sold		752,361
Receivable for fund shares sold		2,224,294
Dividends receivable		1,600,124
Distributions receivable from Fidelity Central Funds		5,338
Prepaid expenses		2,323
Other receivables		3,053
Total assets		662,029,908

Liabilities
Payable for investments purchased	$ 376,673
Payable for fund shares redeemed	823,331
Accrued management fee	513,986
Distribution and service plan fees payable	16,541
Other affiliated payables	159,593
Other payables and accrued expenses	89,320
Collateral on securities loaned, at value	1,839,312
Total liabilities		3,818,756

Net Assets		$ 658,211,152
Net Assets consist of:
Paid in capital		$ 828,641,898
Undistributed net investment income		3,990,517
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,211,957)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		113,790,694
Net Assets		$ 658,211,152

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($25,041,102 ÷ 1,834,238 shares)	$ 13.65

Maximum offering price per share (100/94.25 of $13.65)	$ 14.48
Class T: Net Asset Value and redemption price per share ($9,913,278 ÷ 732,914 shares)	$ 13.53

Maximum offering price per share (100/96.50 of $13.53)	$ 14.02
Class B: Net Asset Value and offering price per share ($744,419 ÷ 55,919 shares)A	$ 13.31

Class C: Net Asset Value and offering price per share ($8,437,794 ÷ 637,935 shares)A	$ 13.23

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($584,252,917 ÷ 42,348,080 shares)	$ 13.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($29,821,642 ÷ 2,159,960 shares)	$ 13.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 13,633,581
Income from Fidelity Central Funds		202,575
Income before foreign taxes withheld		13,836,156
Less foreign taxes withheld		(1,157,520)
Total income		12,678,636

Expenses
Management fee Basic fee	$ 5,510,809
Performance adjustment	826,188
Transfer agent fees	1,519,749
Distribution and service plan fees	212,488
Accounting and security lending fees	322,189
Custodian fees and expenses	141,145
Independent trustees' compensation	2,625
Registration fees	94,354
Audit	71,780
Legal	2,138
Miscellaneous	3,926
Total expenses before reductions	8,707,391
Expense reductions	(4,405)	8,702,986
Net investment income (loss)		3,975,650
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,597,575
Foreign currency transactions	(131,152)
Total net realized gain (loss)		27,466,423
Change in net unrealized appreciation (depreciation) on: Investment securities	(28,619,605)
Assets and liabilities in foreign currencies	(41,552)
Total change in net unrealized appreciation (depreciation)		(28,661,157)
Net gain (loss)		(1,194,734)
Net increase (decrease) in net assets resulting from operations		$ 2,780,916

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,975,650	$ 3,604,267
Net realized gain (loss)	27,466,423	37,116,732
Change in net unrealized appreciation (depreciation)	(28,661,157)	71,945,657
Net increase (decrease) in net assets resulting from operations	2,780,916	112,666,656
Distributions to shareholders from net investment income	(3,580,601)	(3,311,096)
Distributions to shareholders from net realized gain	(3,233,620)	(171,255)
Total distributions	(6,814,221)	(3,482,351)
Share transactions - net increase (decrease)	97,201,705	81,271,586
Redemption fees	84,800	56,441
Total increase (decrease) in net assets	93,253,200	190,512,332

Net Assets
Beginning of period	564,957,952	374,445,620
End of period (including undistributed net investment income of $3,990,517 and undistributed net investment income of $3,595,468, respectively)	$ 658,211,152	$ 564,957,952

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 10.78	$ 9.75	$ 9.82	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.05	.07	.08	.15F	.06
Net realized and unrealized gain (loss)	.05	2.91	1.07	(.07)	1.85
Total from investment operations	.10	2.98	1.15	.08	1.91
Distributions from net investment income	(.06)	(.08)	(.11)	(.11)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.13) J	(.08) I	(.12)	(.15)	(.16)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.65	$ 13.68	$ 10.78	$ 9.75	$ 9.82
Total ReturnA, B	.78%	27.85%	12.00%	.81%	24.05%
Ratios to Average Net Assets D, G
Expenses before reductions	1.63%	1.70%	1.75%	1.34%	1.16%
Expenses net of fee waivers, if any	1.63%	1.65%	1.65%	1.33%	1.16%
Expenses net of all reductions	1.63%	1.64%	1.64%	1.32%	1.15%
Net investment income (loss)	.33%	.59%	.85%	1.44% F	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,041	$ 22,052	$ 18,194	$ 18,686	$ 20,228
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

J Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 10.69	$ 9.66	$ 9.72	$ 8.00
Income from Investment Operations
Net investment income (loss) C	.01	.04	.06	.12F	.04
Net realized and unrealized gain (loss)	.06	2.89	1.06	(.06)	1.83
Total from investment operations	.07	2.93	1.12	.06	1.87
Distributions from net investment income	(.02)	(.05)	(.08)	(.08)	(.06)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.10)	(.06)	(.09)	(.12)	(.15)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.53	$ 13.56	$ 10.69	$ 9.66	$ 9.72
Total ReturnA, B	.55%	27.53%	11.72%	.60%	23.65%
Ratios to Average Net Assets D, G
Expenses before reductions	1.89%	1.96%	2.02%	1.60%	1.43%
Expenses net of fee waivers, if any	1.89%	1.90%	1.90%	1.60%	1.43%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.59%	1.41%
Net investment income (loss)	.07%	.34%	.60%	1.17%F	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,913	$ 9,634	$ 8,169	$ 8,701	$ 11,202
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.31	$ 10.50	$ 9.48	$ 9.54	$ 7.87
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.05	(.06)	1.79
Total from investment operations	-	2.82	1.06	.01	1.79
Distributions from net investment income	-	-H	(.03)	(.06)	(.03)
Distributions from net realized gain	-	(.01)	(.01)	(.02)	(.09)
Total distributions	-	(.01)	(.04)	(.07)I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.31	$ 13.31	$ 10.50	$ 9.48	$ 9.54
Total ReturnA, B	-%	26.86%	11.21%	.10%	23.03%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.46%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.43)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 744	$ 1,410	$ 1,966	$ 2,293	$ 2,902
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 10.48	$ 9.47	$ 9.53	$ 7.86
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	.01	.07F	-H
Net realized and unrealized gain (loss)	.06	2.84	1.04	(.06)	1.79
Total from investment operations	-	2.82	1.05	.01	1.79
Distributions from net investment income	-	(.01)	(.03)	(.06)	(.03)
Distributions from net realized gain	(.05)	(.01)	(.01)	(.02)	(.09)
Total distributions	(.05)	(.02)	(.04)	(.07) I	(.12)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 13.23	$ 13.28	$ 10.48	$ 9.47	$ 9.53
Total ReturnA, B	.03%	26.91%	11.13%	.10%	23.06%
Ratios to Average Net Assets D, G
Expenses before reductions	2.38%	2.45%	2.50%	2.09%	1.91%
Expenses net of fee waivers, if any	2.38%	2.40%	2.40%	2.09%	1.91%
Expenses net of all reductions	2.38%	2.39%	2.39%	2.07%	1.90%
Net investment income (loss)	(.42)%	(.16)%	.10%	.68%F	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,438	$ 8,070	$ 6,608	$ 6,900	$ 8,936
Portfolio turnover rateE	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.82	$ 10.88	$ 9.85	$ 9.92	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.09	.10	.11	.17E	.09
Net realized and unrealized gain (loss)	.06	2.95	1.07	(.06)	1.87
Total from investment operations	.15	3.05	1.18	.11	1.96
Distributions from net investment income	(.09)	(.10)	(.14)	(.14)	(.09)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.18)	(.18)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.80	$ 13.82	$ 10.88	$ 9.85	$ 9.92
Total ReturnA	1.11%	28.24%	12.21%	1.10%	24.43%
Ratios to Average Net Assets C, F
Expenses before reductions	1.30%	1.39%	1.47%	1.08%	.91%
Expenses net of fee waivers, if any	1.30%	1.39%	1.40%	1.08%	.91%
Expenses net of all reductions	1.30%	1.38%	1.39%	1.06%	.89%
Net investment income (loss)	.65%	.85%	1.10%	1.69%E	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 584,253	$ 518,121	$ 334,918	$ 328,262	$ 398,331
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.83	$ 10.90	$ 9.86	$ 9.93	$ 8.14
Income from Investment Operations
Net investment income (loss) B	.08	.11	.11	.18E	.09
Net realized and unrealized gain (loss)	.07	2.93	1.08	(.06)	1.86
Total from investment operations	.15	3.04	1.19	.12	1.95
Distributions from net investment income	(.09)	(.10)	(.14)	(.15)	(.07)
Distributions from net realized gain	(.08)	(.01)	(.01)	(.04)	(.09)
Total distributions	(.17)	(.11)	(.15)	(.19)	(.16)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 13.81	$ 13.83	$ 10.90	$ 9.86	$ 9.93
Total ReturnA	1.11%	28.11%	12.32%	1.13%	24.33%
Ratios to Average Net Assets C, F
Expenses before reductions	1.36%	1.38%	1.44%	1.03%	.90%
Expenses net of fee waivers, if any	1.36%	1.37%	1.40%	1.03%	.90%
Expenses net of all reductions	1.36%	1.37%	1.39%	1.02%	.88%
Net investment income (loss)	.60%	.87%	1.10%	1.74%E	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,822	$ 5,670	$ 4,591	$ 1,395	$ 2,418
Portfolio turnover rateD	18%	31%	28%	24%	49%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 135,078,782
Gross unrealized depreciation	(26,037,635)
Net unrealized appreciation (depreciation) on securities	$ 109,041,147

Tax Cost	$ 548,219,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,846,239
Capital loss carryforward	$ (284,273,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 108,996,277

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (284,273,262)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 6,814,221	$ 3,482,351

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $201,745,353 and $113,539,642, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .98% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 61,505	$ 1,091
Class T	.25%	.25%	51,522	86
Class B	.75%	.25%	10,529	7,921
Class C	.75%	.25%	88,932	15,254
			$ 212,488	$ 24,352

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,923
Class T	3,488
Class B*	157
Class C*	1,680
$ 14,248

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 74,641.30
Class T	32,188.31
Class B	3,189.30
Class C	27,039.30
International Small Cap Opportunities	1,338,038.23
Institutional Class	44,654.28
	$ 1,519,749

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $840 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,745.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,022 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,600. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $192.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $3,884.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 88,584	$ 127,604
Class T	17,038	40,329
Class B	-	540
Class C	-	6,860
International Small Cap Opportunities	3,435,414	3,098,688
Institutional Class	39,565	37,075
Total	$ 3,580,601	$ 3,311,096
Years ended October 31,
From net realized gain
Class A	$ 127,238	$ 8,286
Class T	56,084	3,734
Class B	-	900
Class C	33,933	3,118
International Small Cap Opportunities	2,982,391	153,400
Institutional Class	33,974	1,817
Total	$ 3,233,620	$ 171,255

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	589,478	373,515	$ 8,266,636	$ 4,517,568
Reinvestment of distributions	14,226	10,878	191,200	119,442
Shares redeemed	(381,134)	(460,010)	(5,353,937)	(5,504,745)
Net increase (decrease)	222,570	(75,617)	$ 3,103,899	$ (867,735)
Class T
Shares sold	159,216	94,833	$ 2,266,530	$ 1,133,727
Reinvestment of distributions	5,309	3,872	70,882	42,245
Shares redeemed	(142,062)	(152,245)	(1,989,964)	(1,813,542)
Net increase (decrease)	22,463	(53,540)	$ 347,448	$ (637,570)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class B
Shares sold	1,461	2,465	$ 20,212	$ 28,055
Reinvestment of distributions	-	123	-	1,326
Shares redeemed	(51,497)	(83,897)	(706,187)	(970,172)
Net increase (decrease)	(50,036)	(81,309)	$ (685,975)	$ (940,791)
Class C
Shares sold	200,445	106,942	$ 2,745,030	$ 1,277,851
Reinvestment of distributions	2,336	870	30,621	9,335
Shares redeemed	(172,604)	(130,535)	(2,374,401)	(1,517,604)
Net increase (decrease)	30,177	(22,723)	$ 401,250	$ (230,418)
International Small Cap Opportunities
Shares sold	13,421,171	13,306,080	$ 191,269,160	$ 163,920,015
Reinvestment of distributions	360,554	279,367	4,881,895	3,092,593
Shares redeemed	(8,930,544)	(6,858,430)	(127,222,877)	(83,019,406)
Net increase (decrease)	4,851,181	6,727,017	$ 68,928,178	$ 83,993,202
Institutional Class
Shares sold	2,469,158	107,232	$ 34,766,175	$ 1,308,852
Reinvestment of distributions	4,980	3,187	67,530	35,307
Shares redeemed	(724,026)	(121,854)	(9,726,800)	(1,389,261)
Net increase (decrease)	1,750,112	(11,435)	$ 25,106,905	$ (45,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includesmore information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/08/14	12/05/14	$0.090	$0.021

International Small Cap Opportunities designates 6% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

International Small Cap Opportunities designates 100% of the dividends distributed in December 2013 during the fiscal year as amounts which may be taken into account as a dividends for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/09/2013	$0.1053	$0.0152

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualificationsand capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

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(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

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ILS-UANN-1214
1.815061.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-7.41%	3.58%	0.05%
Class T (incl. 3.50% sales charge)	-5.42%	3.81%	0.06%
Class B (incl. contingent deferred sales charge)B	-7.21%	3.72%	0.13%
Class C (incl. contingent deferred sales charge)C	-3.39%	4.05%	0.01%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.76%, -1.99%, -2.39% and -2.43%, respectively (excluding sales charges), trailing the -0.45% return of the benchmark MSCI EAFE Value Index. Versus the index, the fund was hurt by its investments in higher-quality Japanese financials firms, which lagged due to a rising yen and investor reaction to the U.S. central bank's announcement last fall that its stimulus program may end following a period of tapering. From this category, investments in bank holdings company Sumitomo Mitsui Financial Group and diversified conglomerate ORIX were sore spots. An overweighting, on average, in Sumitomo Mitsui was the fund's biggest relative detractor during the past year. Whereas I became more bearish on Sumitomo Mitsui, I held on to ORIX, believing in its ability to deliver long-term results. Conversely, selling our holdings in U.K.-based food retailer Tesco prior to second half of the year proved the biggest relative contributor, as sliding sales and a loss in market share steadily eroded its stock price. Additionally, the stock, which had been declining over the summer, dipped in early August after the firm issued its third profit warning of the year, then again in September after its new chief executive reported that Tesco's first-half profits had been overstated and four senior executives were suspended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 947.30	$ 6.53
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 946.10	$ 7.85
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 944.40	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 944.00	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Value	.96%
Actual		$ 1,000.00	$ 949.50	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	1.09%
Actual		$ 1,000.00	$ 948.50	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 23.4%
Japan 18.6%
France 14.4%
Switzerland 7.9%
Germany 7.8%
Australia 5.7%
United States of America* 3.7%
Spain 2.9%
Netherlands 2.5%
Other 13.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom 24.4%
France 17.9%
Japan 15.4%
Switzerland 7.7%
Germany 7.5%
United States of America* 6.3%
Australia 5.4%
Sweden 2.1%
Netherlands 1.9%
Other 11.4%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	95.5
Short-Term Investments and Net Other Assets (Liabilities)	1.2	4.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.3	4.8
Novartis AG (Switzerland, Pharmaceuticals)	3.2	2.3
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	2.7	2.2
Westpac Banking Corp. (Australia, Banks)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.2	2.4
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	1.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.2	1.7
Nestle SA (Switzerland, Food Products)	2.1	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	2.0
	24.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.5	23.8
Health Care	16.1	15.6
Consumer Discretionary	10.2	10.4
Telecommunication Services	9.0	8.4
Consumer Staples	8.5	8.3
Industrials	8.1	9.4
Energy	7.2	6.6
Information Technology	5.5	4.0
Materials	4.8	6.0
Utilities	3.9	3.0

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 5.7%
Ansell Ltd.	52,575	$ 922,199
Australia & New Zealand Banking Group Ltd.	116,005	3,432,655
Telstra Corp. Ltd.	236,519	1,176,955
Transurban Group unit	196,204	1,405,195
Westpac Banking Corp.	160,274	4,919,494
TOTAL AUSTRALIA		11,856,498
Bailiwick of Jersey - 1.2%
Shire PLC	21,400	1,435,874
Wolseley PLC	20,590	1,092,548
TOTAL BAILIWICK OF JERSEY		2,528,422
Belgium - 0.9%
Anheuser-Busch InBev SA NV	11,070	1,227,601
UCB SA	8,600	693,937
TOTAL BELGIUM		1,921,538
Bermuda - 0.1%
Travelport Worldwide Ltd.	20,771	300,141
Canada - 1.1%
Imperial Oil Ltd.	24,200	1,164,426
Potash Corp. of Saskatchewan, Inc.	33,600	1,146,881
TOTAL CANADA		2,311,307
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	673	1,568,199
Finland - 1.1%
Sampo Oyj (A Shares)	46,634	2,230,632
France - 14.4%
Atos Origin SA	22,183	1,531,426
AXA SA	97,221	2,242,936
BNP Paribas SA	50,847	3,194,867
Cap Gemini SA	25,693	1,689,064
GDF Suez	78,778	1,910,738
Havas SA	155,466	1,256,603
Orange SA	130,000	2,069,649
Renault SA	16,345	1,213,192
Sanofi SA	51,166	4,642,808
Schneider Electric SA	13,405	1,056,288
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,563	$ 6,839,790
Vivendi SA	98,899	2,413,640
TOTAL FRANCE		30,061,001
Germany - 6.8%
Allianz SE	22,439	3,568,298
BASF AG	39,549	3,481,153
Bayer AG	15,003	2,132,975
Continental AG	6,566	1,288,945
Fresenius SE & Co. KGaA	29,100	1,496,957
GEA Group AG	27,042	1,243,509
Siemens AG	7,361	830,272
TOTAL GERMANY		14,042,109
Ireland - 0.9%
Actavis PLC (a)	7,400	1,796,276
Israel - 1.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	43,799	2,473,330
Italy - 1.2%
Intesa Sanpaolo SpA	495,100	1,455,475
Telecom Italia SpA (a)(d)	891,000	1,009,754
TOTAL ITALY		2,465,229
Japan - 18.6%
Astellas Pharma, Inc.	136,600	2,120,100
Dentsu, Inc.	31,700	1,178,591
East Japan Railway Co.	19,300	1,507,392
Fujitsu Ltd.	157,000	954,476
Hitachi Ltd.	250,000	1,964,369
Hoya Corp.	56,800	2,009,973
Itochu Corp.	220,200	2,661,897
Japan Tobacco, Inc.	92,300	3,149,189
KDDI Corp.	33,100	2,173,659
Mitsubishi Electric Corp.	90,000	1,160,442
Mitsubishi UFJ Financial Group, Inc.	790,400	4,607,411
Nippon Telegraph & Telephone Corp.	34,800	2,165,216
OMRON Corp.	27,200	1,287,503
ORIX Corp.	100,300	1,392,188
Seven & i Holdings Co., Ltd.	58,100	2,269,161
Seven Bank Ltd.	271,500	1,133,893
SoftBank Corp.	11,800	859,033
Sony Financial Holdings, Inc.	71,200	1,136,687
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Trust Holdings, Inc.	442,000	$ 1,804,564
Toyota Motor Corp.	51,300	3,087,091
TOTAL JAPAN		38,622,835
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	841	973,716
Luxembourg - 0.4%
RTL Group SA	9,839	914,374
Netherlands - 2.5%
ING Groep NV (Certificaten Van Aandelen) (a)	171,690	2,458,663
Reed Elsevier NV	117,061	2,694,054
TOTAL NETHERLANDS		5,152,717
Norway - 0.7%
Statoil ASA	66,000	1,510,439
Singapore - 0.8%
Singapore Telecommunications Ltd.	530,000	1,559,937
Spain - 2.9%
Amadeus IT Holding SA Class A	30,962	1,136,841
Banco Bilbao Vizcaya Argentaria SA	221,342	2,475,686
Iberdrola SA	343,700	2,429,622
TOTAL SPAIN		6,042,149
Sweden - 2.2%
Meda AB (A Shares)	62,100	815,761
Nordea Bank AB	222,000	2,847,098
Svenska Cellulosa AB (SCA) (B Shares)	40,065	895,801
TOTAL SWEDEN		4,558,660
Switzerland - 7.9%
Credit Suisse Group AG	79,817	2,126,628
Nestle SA	59,746	4,381,421
Novartis AG	71,563	6,641,252
Roche Holding AG (participation certificate)	4,927	1,453,966
Syngenta AG (Switzerland)	2,586	799,740
UBS AG (NY Shares)	61,458	1,068,140
TOTAL SWITZERLAND		16,471,147
United Kingdom - 23.4%
AstraZeneca PLC (United Kingdom)	52,745	3,852,937
BAE Systems PLC	322,429	2,365,927
Barclays PLC	722,751	2,779,641
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	77,900	$ 1,298,284
BHP Billiton PLC	176,628	4,563,468
BT Group PLC	85,378	503,331
Bunzl PLC	72,414	1,963,499
Compass Group PLC	131,339	2,113,636
GlaxoSmithKline PLC	45,639	1,032,079
HSBC Holdings PLC sponsored ADR (d)	110,742	5,650,057
Imperial Tobacco Group PLC	70,233	3,045,855
Informa PLC	135,091	1,039,465
ITV PLC	583,096	1,893,541
Liberty Global PLC Class A (a)	27,100	1,232,237
National Grid PLC	254,981	3,783,908
Next PLC	9,400	969,146
Prudential PLC	78,195	1,810,686
Royal Dutch Shell PLC Class A sponsored ADR	58,979	4,234,102
Standard Chartered PLC (United Kingdom)	37,125	558,018
Vodafone Group PLC sponsored ADR	122,858	4,081,343
TOTAL UNITED KINGDOM		48,771,160
United States of America - 2.5%
AbbVie, Inc.	13,742	872,067
Altria Group, Inc.	25,800	1,247,172
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,800	1,354,792
ResMed, Inc. CDI (d)	209,067	1,099,368
T-Mobile U.S., Inc. (a)	24,700	720,993
TOTAL UNITED STATES OF AMERICA		5,294,392
TOTAL COMMON STOCKS (Cost $201,705,371)		203,426,208
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG (Cost $2,250,614)	10,231	2,180,207
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,490,412	$ 1,490,412
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,523,300	3,523,300
TOTAL MONEY MARKET FUNDS (Cost $5,013,712)		5,013,712
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $208,969,697)		210,620,127
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,560,016)
NET ASSETS - 100%		$ 208,060,111
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,947
Fidelity Securities Lending Cash Central Fund	161,924
Total	$ 165,871
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 21,361,223	$ 17,095,541	$ 4,265,682	$ -
Consumer Staples	17,570,992	6,543,620	11,027,372	-
Energy	15,047,041	5,398,528	9,648,513	-
Financials	52,893,717	17,791,748	35,101,969	-
Health Care	33,481,886	10,281,303	23,200,583	-
Industrials	16,855,168	9,289,970	7,565,198	-
Information Technology	11,547,368	5,331,047	6,216,321	-
Materials	9,991,242	4,628,034	5,363,208	-
Telecommunication Services	18,733,510	7,215,976	11,517,534	-
Utilities	8,124,268	4,340,360	3,783,908	-
Money Market Funds	5,013,712	5,013,712	-	-
Total Investments in Securities:	$ 210,620,127	$ 92,929,839	$ 117,690,288	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 18,553,193
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,468,947) - See accompanying schedule: Unaffiliated issuers (cost $203,955,985)	$ 205,606,415
Fidelity Central Funds (cost $5,013,712)	5,013,712
Total Investments (cost $208,969,697)		$ 210,620,127
Cash		2
Foreign currency held at value (cost $5,524)		5,524
Receivable for investments sold		2,809,678
Receivable for fund shares sold		79,904
Dividends receivable		723,355
Distributions receivable from Fidelity Central Funds		5,174
Prepaid expenses		677
Other receivables		1,614
Total assets		214,246,055

Liabilities
Payable for investments purchased	$ 2,366,704
Payable for fund shares redeemed	54,010
Accrued management fee	122,100
Distribution and service plan fees payable	6,011
Other affiliated payables	42,738
Other payables and accrued expenses	71,081
Collateral on securities loaned, at value	3,523,300
Total liabilities		6,185,944

Net Assets		$ 208,060,111
Net Assets consist of:
Paid in capital		$ 303,438,497
Undistributed net investment income		7,054,946
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(104,059,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,625,671
Net Assets		$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,296,411 ÷ 730,081 shares)	$ 8.62

Maximum offering price per share (100/94.25 of $8.62)	$ 9.15
Class T: Net Asset Value and redemption price per share ($3,603,734 ÷ 418,897 shares)	$ 8.60

Maximum offering price per share (100/96.50 of $8.60)	$ 8.91
Class B: Net Asset Value and offering price per share ($414,070 ÷ 47,839 shares)A	$ 8.66

Class C: Net Asset Value and offering price per share ($3,646,790 ÷ 424,463 shares)A	$ 8.59

International Value: Net Asset Value, offering price and redemption price per share ($192,789,069 ÷ 22,313,205 shares)	$ 8.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,310,037 ÷ 151,443 shares)	$ 8.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 6,954,134
Special dividends		3,142,692
Income from Fidelity Central Funds		165,871
Income before foreign taxes withheld		10,262,697
Less foreign taxes withheld		(513,411)
Total income		9,749,286

Expenses
Management fee Basic fee	$ 1,434,574
Performance adjustment	(213,552)
Transfer agent fees	402,517
Distribution and service plan fees	76,579
Accounting and security lending fees	107,492
Custodian fees and expenses	104,890
Independent trustees' compensation	836
Registration fees	75,702
Audit	62,675
Legal	689
Miscellaneous	1,603
Total expenses before reductions	2,054,005
Expense reductions	(4,121)	2,049,884
Net investment income (loss)		7,699,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,125,451
Foreign currency transactions	(45,328)
Total net realized gain (loss)		12,080,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,406,359)
Assets and liabilities in foreign currencies	(29,100)
Total change in net unrealized appreciation (depreciation)		(23,435,459)
Net gain (loss)		(11,355,336)
Net increase (decrease) in net assets resulting from operations		$ (3,655,934)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,699,402	$ 3,964,300
Net realized gain (loss)	12,080,123	9,397,591
Change in net unrealized appreciation (depreciation)	(23,435,459)	23,791,522
Net increase (decrease) in net assets resulting from operations	(3,655,934)	37,153,413
Distributions to shareholders from net investment income	(4,160,313)	(4,120,600)
Distributions to shareholders from net realized gain	(301,192)	(786,952)
Total distributions	(4,461,505)	(4,907,552)
Share transactions - net increase (decrease)	20,511,129	23,938,130
Redemption fees	1,150	3,144
Total increase (decrease) in net assets	12,394,840	56,187,135

Net Assets
Beginning of period	195,665,271	139,478,136
End of period (including undistributed net investment income of $7,054,946 and undistributed net investment income of $3,680,675, respectively)	$ 208,060,111	$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Income from Investment Operations
Net investment income (loss) C	.31 I	.17	.20	.22	.15
Net realized and unrealized gain (loss)	(.47)	1.64	.39	(1.19)	.44
Total from investment operations	(.16)	1.81	.59	(.97)	.59
Distributions from net investment income	(.17)	(.20)	(.22)	(.19)	(.11)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.18)	(.24)	(.22)	(.23) H	(.12)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Total Return A, B	(1.76)%	25.24%	8.82%	(12.19)%	7.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of fee waivers, if any	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of all reductions	1.32%	1.36%	1.41%	1.34%	1.38%
Net investment income (loss)	3.44% I	2.08%	2.85%	2.79%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,296	$ 6,191	$ 4,491	$ 4,668	$ 4,699
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.28 I	.15	.18	.20	.13
Net realized and unrealized gain (loss)	(.46)	1.64	.40	(1.19)	.44
Total from investment operations	(.18)	1.79	.58	(.99)	.57
Distributions from net investment income	(.15)	(.19)	(.20)	(.17)	(.09)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.16)	(.23)	(.20)	(.21) H	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(1.99)%	24.86%	8.60%	(12.42)%	7.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.66%	1.71%	1.63%	1.67%
Expenses net of fee waivers, if any	1.59%	1.65%	1.70%	1.62%	1.67%
Expenses net of all reductions	1.59%	1.63%	1.67%	1.60%	1.65%
Net investment income (loss)	3.17% I	1.81%	2.58%	2.52%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,604	$ 3,758	$ 2,693	$ 2,468	$ 2,276
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Income from Investment Operations
Net investment income (loss) C	.24 J	.11	.14	.17	.09
Net realized and unrealized gain (loss)	(.45)	1.65	.41	(1.20)	.44
Total from investment operations	(.21)	1.76	.55	(1.03)	.53
Distributions from net investment income	(.09)	(.13)	(.16)	(.13)	(.06)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.11) I	(.17)	(.16)	(.17) H	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Total Return A, B	(2.39)%	24.30%	8.07%	(12.88)%	6.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of fee waivers, if any	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.08%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.68% J	1.32%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414	$ 678	$ 691	$ 901	$ 1,216
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.24 I	.11	.14	.16	.09
Net realized and unrealized gain (loss)	(.45)	1.63	.41	(1.19)	.44
Total from investment operations	(.21)	1.74	.55	(1.03)	.53
Distributions from net investment income	(.11)	(.15)	(.17)	(.14)	(.05)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.13) H	(.19)	(.17)	(.17)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(2.43)%	24.17%	8.12%	(12.84)%	6.84%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	2.14%	2.19%	2.12%	2.15%
Expenses net of fee waivers, if any	2.07%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.07%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.69% I	1.33%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,647	$ 3,231	$ 2,249	$ 2,108	$ 2,123
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Income from Investment Operations
Net investment income (loss) B	.34 I	.19	.22	.25	.17
Net realized and unrealized gain (loss)	(.46)	1.65	.40	(1.20)	.44
Total from investment operations	(.12)	1.84	.62	(.95)	.61
Distributions from net investment income	(.20)	(.22)	(.25)	(.22)	(.13)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21)	(.27) H	(.25)	(.25)	(.13) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Total Return A	(1.34)%	25.57%	9.19%	(11.91)%	7.95%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.05%	1.13%	1.04%	1.09%
Expenses net of fee waivers, if any	.96%	1.05%	1.13%	1.03%	1.09%
Expenses net of all reductions	.95%	1.02%	1.10%	1.01%	1.08%
Net investment income (loss)	3.80% I	2.41%	3.16%	3.11%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,789	$ 181,568	$ 128,983	$ 150,967	$ 163,090
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Income from Investment Operations
Net investment income (loss) B	.33 J	.19	.22	.25	.18
Net realized and unrealized gain (loss)	(.45)	1.65	.40	(1.19)	.44
Total from investment operations	(.12)	1.84	.62	(.94)	.62
Distributions from net investment income	(.19)	(.23)	(.25)	(.22)	(.14)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21) I	(.27)	(.25)	(.26) H	(.14) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Total Return A	(1.41)%	25.64%	9.22%	(11.83)%	8.05%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of fee waivers, if any	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of all reductions	1.04%	1.04%	1.07%	.96%	.97%
Net investment income (loss)	3.71% J	2.39%	3.18%	3.17%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,310	$ 239	$ 372	$ 473	$ 519
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,866,348
Gross unrealized depreciation	(15,294,421)
Net unrealized appreciation (depreciation) on securities	$ 571,927

Tax Cost	$ 210,048,200

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,055,942
Capital loss carryforward	$ (102,980,501)
Net unrealized appreciation (depreciation) on securities and other investments	$ 546,172

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total capital loss carryforward	$ (102,980,501)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 4,461,505	$ 4,907,552

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $163,988,914 and $139,217,160, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,198	$ 317
Class T	.25%	.25%	19,035	-
Class B	.75%	.25%	5,831	4,374
Class C	.75%	.25%	35,515	6,658
			$ 76,579	$ 11,349

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,050
Class T	936
Class B*	1,390
Class C*	794
$ 9,170

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 19,698.30
Class T	12,131.32
Class B	1,781.31
Class C	10,841.30
International Value	356,047.19
Institutional Class	2,019.28
	$ 402,517

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $237 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,417.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $328 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $161,924. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,923 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $193.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 117,558	$ 121,166
Class T	63,542	67,016
Class B	6,919	11,860
Class C	40,539	47,865
International Value	3,926,459	3,862,005
Institutional Class	5,296	10,688
Total	$ 4,160,313	$ 4,120,600

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 9,681	$ 25,318
Class T	5,931	15,214
Class B	1,042	3,861
Class C	5,113	13,226
International Value	279,037	727,373
Institutional Class	388	1,960
Total	$ 301,192	$ 786,952

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	271,659	221,312	$ 2,416,438	$ 1,773,149
Reinvestment of distributions	12,904	17,344	112,525	128,001
Shares redeemed	(245,285)	(155,517)	(2,196,440)	(1,235,132)
Net increase (decrease)	39,278	83,139	$ 332,523	$ 666,018
Class T
Shares sold	79,778	91,084	$ 709,484	$ 741,140
Reinvestment of distributions	7,900	11,018	68,891	81,425
Shares redeemed	(88,989)	(46,826)	(796,094)	(371,734)
Net increase (decrease)	(1,311)	55,276	$ (17,719)	$ 450,831
Class B
Shares sold	1,662	6,334	$ 15,295	$ 51,789
Reinvestment of distributions	756	1,746	6,661	13,011
Shares redeemed	(30,069)	(26,098)	(270,154)	(212,223)
Net increase (decrease)	(27,651)	(18,018)	$ (248,198)	$ (147,423)
Class C
Shares sold	107,427	93,011	$ 961,012	$ 748,735
Reinvestment of distributions	4,784	7,487	41,813	55,475
Shares redeemed	(49,408)	(43,711)	(437,003)	(352,531)
Net increase (decrease)	62,803	56,787	$ 565,822	$ 451,679
International Value
Shares sold	5,177,049	6,308,136	$ 46,484,243	$ 51,241,221
Reinvestment of distributions	470,965	602,705	4,097,400	4,441,937
Shares redeemed	(3,570,903)	(4,113,021)	(31,830,840)	(32,981,230)
Net increase (decrease)	2,077,111	2,797,820	$ 18,750,803	$ 22,701,928

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	140,760	6,984	$ 1,271,347	$ 56,532
Reinvestment of distributions	394	1,136	3,438	8,383
Shares redeemed	(16,367)	(31,601)	(146,887)	(249,818)
Net increase (decrease)	124,787	(23,481)	$ 1,127,898	$ (184,903)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 35% and 11%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders:

December 2013
Class A	0%
Class T	0%
Class B	1%
Class C	1%

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.1317	$0.0084

Class T	12/09/13	$0.1181	$0.0084

Class B	12/09/13	$0.0790	$0.0084

Class C	12/09/13	$0.0913	$0.0084

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIV-UANN-1214
1.827496.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International Value

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-1.41%	5.21%	1.12%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Portfolio Manager of Fidelity Advisor® International Value Fund: For the year, the fund's Institutional Class shares returned -1.41%, trailing the -0.45% return of the benchmark MSCI EAFE Value Index. Versus the index, the fund was hurt by its investments in higher-quality Japanese financials firms, which lagged due to a rising yen and investor reaction to the U.S. central bank's announcement last fall that its stimulus program may end following a period of tapering. From this category, investments in bank holdings company Sumitomo Mitsui Financial Group and diversified conglomerate ORIX were sore spots. An overweighting, on average, in Sumitomo Mitsui was the fund's biggest relative detractor during the past year. Whereas I became more bearish on Sumitomo Mitsui, I held on to ORIX, believing in its ability to deliver long-term results. Conversely, selling our holdings in U.K.-based food retailer Tesco prior to second half of the year proved the biggest relative contributor, as sliding sales and a loss in market share steadily eroded its stock price. Additionally, the stock, which had been declining over the summer, dipped in early August after the firm issued its third profit warning of the year, then again in September after its new chief executive reported that Tesco's first-half profits had been overstated and four senior executives were suspended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 947.30	$ 6.53
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 946.10	$ 7.85
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 944.40	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 944.00	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Value	.96%
Actual		$ 1,000.00	$ 949.50	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	1.09%
Actual		$ 1,000.00	$ 948.50	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55
A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 23.4%
Japan 18.6%
France 14.4%
Switzerland 7.9%
Germany 7.8%
Australia 5.7%
United States of America* 3.7%
Spain 2.9%
Netherlands 2.5%
Other 13.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom 24.4%
France 17.9%
Japan 15.4%
Switzerland 7.7%
Germany 7.5%
United States of America* 6.3%
Australia 5.4%
Sweden 2.1%
Netherlands 1.9%
Other 11.4%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	95.5
Short-Term Investments and Net Other Assets (Liabilities)	1.2	4.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.3	4.8
Novartis AG (Switzerland, Pharmaceuticals)	3.2	2.3
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	2.7	2.2
Westpac Banking Corp. (Australia, Banks)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.2	2.4
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	1.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.2	1.7
Nestle SA (Switzerland, Food Products)	2.1	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	2.0
	24.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.5	23.8
Health Care	16.1	15.6
Consumer Discretionary	10.2	10.4
Telecommunication Services	9.0	8.4
Consumer Staples	8.5	8.3
Industrials	8.1	9.4
Energy	7.2	6.6
Information Technology	5.5	4.0
Materials	4.8	6.0
Utilities	3.9	3.0

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 5.7%
Ansell Ltd.	52,575	$ 922,199
Australia & New Zealand Banking Group Ltd.	116,005	3,432,655
Telstra Corp. Ltd.	236,519	1,176,955
Transurban Group unit	196,204	1,405,195
Westpac Banking Corp.	160,274	4,919,494
TOTAL AUSTRALIA		11,856,498
Bailiwick of Jersey - 1.2%
Shire PLC	21,400	1,435,874
Wolseley PLC	20,590	1,092,548
TOTAL BAILIWICK OF JERSEY		2,528,422
Belgium - 0.9%
Anheuser-Busch InBev SA NV	11,070	1,227,601
UCB SA	8,600	693,937
TOTAL BELGIUM		1,921,538
Bermuda - 0.1%
Travelport Worldwide Ltd.	20,771	300,141
Canada - 1.1%
Imperial Oil Ltd.	24,200	1,164,426
Potash Corp. of Saskatchewan, Inc.	33,600	1,146,881
TOTAL CANADA		2,311,307
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	673	1,568,199
Finland - 1.1%
Sampo Oyj (A Shares)	46,634	2,230,632
France - 14.4%
Atos Origin SA	22,183	1,531,426
AXA SA	97,221	2,242,936
BNP Paribas SA	50,847	3,194,867
Cap Gemini SA	25,693	1,689,064
GDF Suez	78,778	1,910,738
Havas SA	155,466	1,256,603
Orange SA	130,000	2,069,649
Renault SA	16,345	1,213,192
Sanofi SA	51,166	4,642,808
Schneider Electric SA	13,405	1,056,288
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,563	$ 6,839,790
Vivendi SA	98,899	2,413,640
TOTAL FRANCE		30,061,001
Germany - 6.8%
Allianz SE	22,439	3,568,298
BASF AG	39,549	3,481,153
Bayer AG	15,003	2,132,975
Continental AG	6,566	1,288,945
Fresenius SE & Co. KGaA	29,100	1,496,957
GEA Group AG	27,042	1,243,509
Siemens AG	7,361	830,272
TOTAL GERMANY		14,042,109
Ireland - 0.9%
Actavis PLC (a)	7,400	1,796,276
Israel - 1.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	43,799	2,473,330
Italy - 1.2%
Intesa Sanpaolo SpA	495,100	1,455,475
Telecom Italia SpA (a)(d)	891,000	1,009,754
TOTAL ITALY		2,465,229
Japan - 18.6%
Astellas Pharma, Inc.	136,600	2,120,100
Dentsu, Inc.	31,700	1,178,591
East Japan Railway Co.	19,300	1,507,392
Fujitsu Ltd.	157,000	954,476
Hitachi Ltd.	250,000	1,964,369
Hoya Corp.	56,800	2,009,973
Itochu Corp.	220,200	2,661,897
Japan Tobacco, Inc.	92,300	3,149,189
KDDI Corp.	33,100	2,173,659
Mitsubishi Electric Corp.	90,000	1,160,442
Mitsubishi UFJ Financial Group, Inc.	790,400	4,607,411
Nippon Telegraph & Telephone Corp.	34,800	2,165,216
OMRON Corp.	27,200	1,287,503
ORIX Corp.	100,300	1,392,188
Seven & i Holdings Co., Ltd.	58,100	2,269,161
Seven Bank Ltd.	271,500	1,133,893
SoftBank Corp.	11,800	859,033
Sony Financial Holdings, Inc.	71,200	1,136,687
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Trust Holdings, Inc.	442,000	$ 1,804,564
Toyota Motor Corp.	51,300	3,087,091
TOTAL JAPAN		38,622,835
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	841	973,716
Luxembourg - 0.4%
RTL Group SA	9,839	914,374
Netherlands - 2.5%
ING Groep NV (Certificaten Van Aandelen) (a)	171,690	2,458,663
Reed Elsevier NV	117,061	2,694,054
TOTAL NETHERLANDS		5,152,717
Norway - 0.7%
Statoil ASA	66,000	1,510,439
Singapore - 0.8%
Singapore Telecommunications Ltd.	530,000	1,559,937
Spain - 2.9%
Amadeus IT Holding SA Class A	30,962	1,136,841
Banco Bilbao Vizcaya Argentaria SA	221,342	2,475,686
Iberdrola SA	343,700	2,429,622
TOTAL SPAIN		6,042,149
Sweden - 2.2%
Meda AB (A Shares)	62,100	815,761
Nordea Bank AB	222,000	2,847,098
Svenska Cellulosa AB (SCA) (B Shares)	40,065	895,801
TOTAL SWEDEN		4,558,660
Switzerland - 7.9%
Credit Suisse Group AG	79,817	2,126,628
Nestle SA	59,746	4,381,421
Novartis AG	71,563	6,641,252
Roche Holding AG (participation certificate)	4,927	1,453,966
Syngenta AG (Switzerland)	2,586	799,740
UBS AG (NY Shares)	61,458	1,068,140
TOTAL SWITZERLAND		16,471,147
United Kingdom - 23.4%
AstraZeneca PLC (United Kingdom)	52,745	3,852,937
BAE Systems PLC	322,429	2,365,927
Barclays PLC	722,751	2,779,641
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	77,900	$ 1,298,284
BHP Billiton PLC	176,628	4,563,468
BT Group PLC	85,378	503,331
Bunzl PLC	72,414	1,963,499
Compass Group PLC	131,339	2,113,636
GlaxoSmithKline PLC	45,639	1,032,079
HSBC Holdings PLC sponsored ADR (d)	110,742	5,650,057
Imperial Tobacco Group PLC	70,233	3,045,855
Informa PLC	135,091	1,039,465
ITV PLC	583,096	1,893,541
Liberty Global PLC Class A (a)	27,100	1,232,237
National Grid PLC	254,981	3,783,908
Next PLC	9,400	969,146
Prudential PLC	78,195	1,810,686
Royal Dutch Shell PLC Class A sponsored ADR	58,979	4,234,102
Standard Chartered PLC (United Kingdom)	37,125	558,018
Vodafone Group PLC sponsored ADR	122,858	4,081,343
TOTAL UNITED KINGDOM		48,771,160
United States of America - 2.5%
AbbVie, Inc.	13,742	872,067
Altria Group, Inc.	25,800	1,247,172
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,800	1,354,792
ResMed, Inc. CDI (d)	209,067	1,099,368
T-Mobile U.S., Inc. (a)	24,700	720,993
TOTAL UNITED STATES OF AMERICA		5,294,392
TOTAL COMMON STOCKS (Cost $201,705,371)		203,426,208
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG (Cost $2,250,614)	10,231	2,180,207
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,490,412	$ 1,490,412
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,523,300	3,523,300
TOTAL MONEY MARKET FUNDS (Cost $5,013,712)		5,013,712
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $208,969,697)		210,620,127
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,560,016)
NET ASSETS - 100%		$ 208,060,111
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,947
Fidelity Securities Lending Cash Central Fund	161,924
Total	$ 165,871
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 21,361,223	$ 17,095,541	$ 4,265,682	$ -
Consumer Staples	17,570,992	6,543,620	11,027,372	-
Energy	15,047,041	5,398,528	9,648,513	-
Financials	52,893,717	17,791,748	35,101,969	-
Health Care	33,481,886	10,281,303	23,200,583	-
Industrials	16,855,168	9,289,970	7,565,198	-
Information Technology	11,547,368	5,331,047	6,216,321	-
Materials	9,991,242	4,628,034	5,363,208	-
Telecommunication Services	18,733,510	7,215,976	11,517,534	-
Utilities	8,124,268	4,340,360	3,783,908	-
Money Market Funds	5,013,712	5,013,712	-	-
Total Investments in Securities:	$ 210,620,127	$ 92,929,839	$ 117,690,288	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 18,553,193
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,468,947) - See accompanying schedule: Unaffiliated issuers (cost $203,955,985)	$ 205,606,415
Fidelity Central Funds (cost $5,013,712)	5,013,712
Total Investments (cost $208,969,697)		$ 210,620,127
Cash		2
Foreign currency held at value (cost $5,524)		5,524
Receivable for investments sold		2,809,678
Receivable for fund shares sold		79,904
Dividends receivable		723,355
Distributions receivable from Fidelity Central Funds		5,174
Prepaid expenses		677
Other receivables		1,614
Total assets		214,246,055

Liabilities
Payable for investments purchased	$ 2,366,704
Payable for fund shares redeemed	54,010
Accrued management fee	122,100
Distribution and service plan fees payable	6,011
Other affiliated payables	42,738
Other payables and accrued expenses	71,081
Collateral on securities loaned, at value	3,523,300
Total liabilities		6,185,944

Net Assets		$ 208,060,111
Net Assets consist of:
Paid in capital		$ 303,438,497
Undistributed net investment income		7,054,946
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(104,059,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,625,671
Net Assets		$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,296,411 ÷ 730,081 shares)	$ 8.62

Maximum offering price per share (100/94.25 of $8.62)	$ 9.15
Class T: Net Asset Value and redemption price per share ($3,603,734 ÷ 418,897 shares)	$ 8.60

Maximum offering price per share (100/96.50 of $8.60)	$ 8.91
Class B: Net Asset Value and offering price per share ($414,070 ÷ 47,839 shares)A	$ 8.66

Class C: Net Asset Value and offering price per share ($3,646,790 ÷ 424,463 shares)A	$ 8.59

International Value: Net Asset Value, offering price and redemption price per share ($192,789,069 ÷ 22,313,205 shares)	$ 8.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,310,037 ÷ 151,443 shares)	$ 8.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 6,954,134
Special dividends		3,142,692
Income from Fidelity Central Funds		165,871
Income before foreign taxes withheld		10,262,697
Less foreign taxes withheld		(513,411)
Total income		9,749,286

Expenses
Management fee Basic fee	$ 1,434,574
Performance adjustment	(213,552)
Transfer agent fees	402,517
Distribution and service plan fees	76,579
Accounting and security lending fees	107,492
Custodian fees and expenses	104,890
Independent trustees' compensation	836
Registration fees	75,702
Audit	62,675
Legal	689
Miscellaneous	1,603
Total expenses before reductions	2,054,005
Expense reductions	(4,121)	2,049,884
Net investment income (loss)		7,699,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,125,451
Foreign currency transactions	(45,328)
Total net realized gain (loss)		12,080,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,406,359)
Assets and liabilities in foreign currencies	(29,100)
Total change in net unrealized appreciation (depreciation)		(23,435,459)
Net gain (loss)		(11,355,336)
Net increase (decrease) in net assets resulting from operations		$ (3,655,934)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,699,402	$ 3,964,300
Net realized gain (loss)	12,080,123	9,397,591
Change in net unrealized appreciation (depreciation)	(23,435,459)	23,791,522
Net increase (decrease) in net assets resulting from operations	(3,655,934)	37,153,413
Distributions to shareholders from net investment income	(4,160,313)	(4,120,600)
Distributions to shareholders from net realized gain	(301,192)	(786,952)
Total distributions	(4,461,505)	(4,907,552)
Share transactions - net increase (decrease)	20,511,129	23,938,130
Redemption fees	1,150	3,144
Total increase (decrease) in net assets	12,394,840	56,187,135

Net Assets
Beginning of period	195,665,271	139,478,136
End of period (including undistributed net investment income of $7,054,946 and undistributed net investment income of $3,680,675, respectively)	$ 208,060,111	$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Income from Investment Operations
Net investment income (loss) C	.31 I	.17	.20	.22	.15
Net realized and unrealized gain (loss)	(.47)	1.64	.39	(1.19)	.44
Total from investment operations	(.16)	1.81	.59	(.97)	.59
Distributions from net investment income	(.17)	(.20)	(.22)	(.19)	(.11)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.18)	(.24)	(.22)	(.23) H	(.12)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Total Return A, B	(1.76)%	25.24%	8.82%	(12.19)%	7.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of fee waivers, if any	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of all reductions	1.32%	1.36%	1.41%	1.34%	1.38%
Net investment income (loss)	3.44% I	2.08%	2.85%	2.79%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,296	$ 6,191	$ 4,491	$ 4,668	$ 4,699
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.28 I	.15	.18	.20	.13
Net realized and unrealized gain (loss)	(.46)	1.64	.40	(1.19)	.44
Total from investment operations	(.18)	1.79	.58	(.99)	.57
Distributions from net investment income	(.15)	(.19)	(.20)	(.17)	(.09)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.16)	(.23)	(.20)	(.21) H	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(1.99)%	24.86%	8.60%	(12.42)%	7.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.66%	1.71%	1.63%	1.67%
Expenses net of fee waivers, if any	1.59%	1.65%	1.70%	1.62%	1.67%
Expenses net of all reductions	1.59%	1.63%	1.67%	1.60%	1.65%
Net investment income (loss)	3.17% I	1.81%	2.58%	2.52%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,604	$ 3,758	$ 2,693	$ 2,468	$ 2,276
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Income from Investment Operations
Net investment income (loss) C	.24 J	.11	.14	.17	.09
Net realized and unrealized gain (loss)	(.45)	1.65	.41	(1.20)	.44
Total from investment operations	(.21)	1.76	.55	(1.03)	.53
Distributions from net investment income	(.09)	(.13)	(.16)	(.13)	(.06)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.11) I	(.17)	(.16)	(.17) H	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Total Return A, B	(2.39)%	24.30%	8.07%	(12.88)%	6.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of fee waivers, if any	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.08%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.68% J	1.32%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414	$ 678	$ 691	$ 901	$ 1,216
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.24 I	.11	.14	.16	.09
Net realized and unrealized gain (loss)	(.45)	1.63	.41	(1.19)	.44
Total from investment operations	(.21)	1.74	.55	(1.03)	.53
Distributions from net investment income	(.11)	(.15)	(.17)	(.14)	(.05)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.13) H	(.19)	(.17)	(.17)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(2.43)%	24.17%	8.12%	(12.84)%	6.84%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	2.14%	2.19%	2.12%	2.15%
Expenses net of fee waivers, if any	2.07%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.07%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.69% I	1.33%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,647	$ 3,231	$ 2,249	$ 2,108	$ 2,123
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Income from Investment Operations
Net investment income (loss) B	.34 I	.19	.22	.25	.17
Net realized and unrealized gain (loss)	(.46)	1.65	.40	(1.20)	.44
Total from investment operations	(.12)	1.84	.62	(.95)	.61
Distributions from net investment income	(.20)	(.22)	(.25)	(.22)	(.13)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21)	(.27) H	(.25)	(.25)	(.13) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Total Return A	(1.34)%	25.57%	9.19%	(11.91)%	7.95%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.05%	1.13%	1.04%	1.09%
Expenses net of fee waivers, if any	.96%	1.05%	1.13%	1.03%	1.09%
Expenses net of all reductions	.95%	1.02%	1.10%	1.01%	1.08%
Net investment income (loss)	3.80% I	2.41%	3.16%	3.11%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,789	$ 181,568	$ 128,983	$ 150,967	$ 163,090
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Income from Investment Operations
Net investment income (loss) B	.33 J	.19	.22	.25	.18
Net realized and unrealized gain (loss)	(.45)	1.65	.40	(1.19)	.44
Total from investment operations	(.12)	1.84	.62	(.94)	.62
Distributions from net investment income	(.19)	(.23)	(.25)	(.22)	(.14)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21) I	(.27)	(.25)	(.26) H	(.14) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Total Return A	(1.41)%	25.64%	9.22%	(11.83)%	8.05%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of fee waivers, if any	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of all reductions	1.04%	1.04%	1.07%	.96%	.97%
Net investment income (loss)	3.71% J	2.39%	3.18%	3.17%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,310	$ 239	$ 372	$ 473	$ 519
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,866,348
Gross unrealized depreciation	(15,294,421)
Net unrealized appreciation (depreciation) on securities	$ 571,927

Tax Cost	$ 210,048,200

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,055,942
Capital loss carryforward	$ (102,980,501)
Net unrealized appreciation (depreciation) on securities and other investments	$ 546,172

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total capital loss carryforward	$ (102,980,501)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 4,461,505	$ 4,907,552

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $163,988,914 and $139,217,160, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,198	$ 317
Class T	.25%	.25%	19,035	-
Class B	.75%	.25%	5,831	4,374
Class C	.75%	.25%	35,515	6,658
			$ 76,579	$ 11,349

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,050
Class T	936
Class B*	1,390
Class C*	794
$ 9,170

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 19,698.30
Class T	12,131.32
Class B	1,781.31
Class C	10,841.30
International Value	356,047.19
Institutional Class	2,019.28
	$ 402,517

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $237 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,417.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $328 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $161,924. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,923 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $193.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 117,558	$ 121,166
Class T	63,542	67,016
Class B	6,919	11,860
Class C	40,539	47,865
International Value	3,926,459	3,862,005
Institutional Class	5,296	10,688
Total	$ 4,160,313	$ 4,120,600

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 9,681	$ 25,318
Class T	5,931	15,214
Class B	1,042	3,861
Class C	5,113	13,226
International Value	279,037	727,373
Institutional Class	388	1,960
Total	$ 301,192	$ 786,952

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	271,659	221,312	$ 2,416,438	$ 1,773,149
Reinvestment of distributions	12,904	17,344	112,525	128,001
Shares redeemed	(245,285)	(155,517)	(2,196,440)	(1,235,132)
Net increase (decrease)	39,278	83,139	$ 332,523	$ 666,018
Class T
Shares sold	79,778	91,084	$ 709,484	$ 741,140
Reinvestment of distributions	7,900	11,018	68,891	81,425
Shares redeemed	(88,989)	(46,826)	(796,094)	(371,734)
Net increase (decrease)	(1,311)	55,276	$ (17,719)	$ 450,831
Class B
Shares sold	1,662	6,334	$ 15,295	$ 51,789
Reinvestment of distributions	756	1,746	6,661	13,011
Shares redeemed	(30,069)	(26,098)	(270,154)	(212,223)
Net increase (decrease)	(27,651)	(18,018)	$ (248,198)	$ (147,423)
Class C
Shares sold	107,427	93,011	$ 961,012	$ 748,735
Reinvestment of distributions	4,784	7,487	41,813	55,475
Shares redeemed	(49,408)	(43,711)	(437,003)	(352,531)
Net increase (decrease)	62,803	56,787	$ 565,822	$ 451,679
International Value
Shares sold	5,177,049	6,308,136	$ 46,484,243	$ 51,241,221
Reinvestment of distributions	470,965	602,705	4,097,400	4,441,937
Shares redeemed	(3,570,903)	(4,113,021)	(31,830,840)	(32,981,230)
Net increase (decrease)	2,077,111	2,797,820	$ 18,750,803	$ 22,701,928

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	140,760	6,984	$ 1,271,347	$ 56,532
Reinvestment of distributions	394	1,136	3,438	8,383
Shares redeemed	(16,367)	(31,601)	(146,887)	(249,818)
Net increase (decrease)	124,787	(23,481)	$ 1,127,898	$ (184,903)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 35% and 11%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.1461	$0.0084

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

AFIVI-UANN-1214
1.827488.108

Fidelity®

International Value

Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Value Fund	-1.34%	5.17%	1.07%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Portfolio Manager of Fidelity® International Value Fund: For the year, the fund's Retail Class shares returned -1.34%, trailing the -0.45% return of the benchmark MSCI EAFE Value Index. Versus the index, the fund was hurt by its investments in higher-quality Japanese financials firms, which lagged due to a rising yen and investor reaction to the U.S. central bank's announcement last fall that its stimulus program may end following a period of tapering. From this category, investments in bank holdings company Sumitomo Mitsui Financial Group and diversified conglomerate ORIX were sore spots. An overweighting, on average, in Sumitomo Mitsui was the fund's biggest relative detractor during the past year. Whereas I became more bearish on Sumitomo Mitsui, I held on to ORIX, believing in its ability to deliver long-term results. Conversely, selling our holdings in U.K.-based food retailer Tesco prior to second half of the year proved the biggest relative contributor, as sliding sales and a loss in market share steadily eroded its stock price. Additionally, the stock, which had been declining over the summer, dipped in early August after the firm issued its third profit warning of the year, then again in September after its new chief executive reported that Tesco's first-half profits had been overstated and four senior executives were suspended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.33%
Actual		$ 1,000.00	$ 947.30	$ 6.53
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class T	1.60%
Actual		$ 1,000.00	$ 946.10	$ 7.85
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 944.40	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 944.00	$ 10.24
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
International Value	.96%
Actual		$ 1,000.00	$ 949.50	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Institutional Class	1.09%
Actual		$ 1,000.00	$ 948.50	$ 5.35
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 23.4%
Japan 18.6%
France 14.4%
Switzerland 7.9%
Germany 7.8%
Australia 5.7%
United States of America* 3.7%
Spain 2.9%
Netherlands 2.5%
Other 13.1%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom 24.4%
France 17.9%
Japan 15.4%
Switzerland 7.7%
Germany 7.5%
United States of America* 6.3%
Australia 5.4%
Sweden 2.1%
Netherlands 1.9%
Other 11.4%

* Includes short-term investments and net other assets (liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	95.5
Short-Term Investments and Net Other Assets (Liabilities)	1.2	4.5
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.3	4.8
Novartis AG (Switzerland, Pharmaceuticals)	3.2	2.3
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	2.7	2.2
Westpac Banking Corp. (Australia, Banks)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.2	2.4
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	1.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.2	1.7
Nestle SA (Switzerland, Food Products)	2.1	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	2.0
	24.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.5	23.8
Health Care	16.1	15.6
Consumer Discretionary	10.2	10.4
Telecommunication Services	9.0	8.4
Consumer Staples	8.5	8.3
Industrials	8.1	9.4
Energy	7.2	6.6
Information Technology	5.5	4.0
Materials	4.8	6.0
Utilities	3.9	3.0

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 5.7%
Ansell Ltd.	52,575	$ 922,199
Australia & New Zealand Banking Group Ltd.	116,005	3,432,655
Telstra Corp. Ltd.	236,519	1,176,955
Transurban Group unit	196,204	1,405,195
Westpac Banking Corp.	160,274	4,919,494
TOTAL AUSTRALIA		11,856,498
Bailiwick of Jersey - 1.2%
Shire PLC	21,400	1,435,874
Wolseley PLC	20,590	1,092,548
TOTAL BAILIWICK OF JERSEY		2,528,422
Belgium - 0.9%
Anheuser-Busch InBev SA NV	11,070	1,227,601
UCB SA	8,600	693,937
TOTAL BELGIUM		1,921,538
Bermuda - 0.1%
Travelport Worldwide Ltd.	20,771	300,141
Canada - 1.1%
Imperial Oil Ltd.	24,200	1,164,426
Potash Corp. of Saskatchewan, Inc.	33,600	1,146,881
TOTAL CANADA		2,311,307
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	673	1,568,199
Finland - 1.1%
Sampo Oyj (A Shares)	46,634	2,230,632
France - 14.4%
Atos Origin SA	22,183	1,531,426
AXA SA	97,221	2,242,936
BNP Paribas SA	50,847	3,194,867
Cap Gemini SA	25,693	1,689,064
GDF Suez	78,778	1,910,738
Havas SA	155,466	1,256,603
Orange SA	130,000	2,069,649
Renault SA	16,345	1,213,192
Sanofi SA	51,166	4,642,808
Schneider Electric SA	13,405	1,056,288
Common Stocks - continued
	Shares	Value
France - continued
Total SA	114,563	$ 6,839,790
Vivendi SA	98,899	2,413,640
TOTAL FRANCE		30,061,001
Germany - 6.8%
Allianz SE	22,439	3,568,298
BASF AG	39,549	3,481,153
Bayer AG	15,003	2,132,975
Continental AG	6,566	1,288,945
Fresenius SE & Co. KGaA	29,100	1,496,957
GEA Group AG	27,042	1,243,509
Siemens AG	7,361	830,272
TOTAL GERMANY		14,042,109
Ireland - 0.9%
Actavis PLC (a)	7,400	1,796,276
Israel - 1.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	43,799	2,473,330
Italy - 1.2%
Intesa Sanpaolo SpA	495,100	1,455,475
Telecom Italia SpA (a)(d)	891,000	1,009,754
TOTAL ITALY		2,465,229
Japan - 18.6%
Astellas Pharma, Inc.	136,600	2,120,100
Dentsu, Inc.	31,700	1,178,591
East Japan Railway Co.	19,300	1,507,392
Fujitsu Ltd.	157,000	954,476
Hitachi Ltd.	250,000	1,964,369
Hoya Corp.	56,800	2,009,973
Itochu Corp.	220,200	2,661,897
Japan Tobacco, Inc.	92,300	3,149,189
KDDI Corp.	33,100	2,173,659
Mitsubishi Electric Corp.	90,000	1,160,442
Mitsubishi UFJ Financial Group, Inc.	790,400	4,607,411
Nippon Telegraph & Telephone Corp.	34,800	2,165,216
OMRON Corp.	27,200	1,287,503
ORIX Corp.	100,300	1,392,188
Seven & i Holdings Co., Ltd.	58,100	2,269,161
Seven Bank Ltd.	271,500	1,133,893
SoftBank Corp.	11,800	859,033
Sony Financial Holdings, Inc.	71,200	1,136,687
Common Stocks - continued
	Shares	Value
Japan - continued
Sumitomo Mitsui Trust Holdings, Inc.	442,000	$ 1,804,564
Toyota Motor Corp.	51,300	3,087,091
TOTAL JAPAN		38,622,835
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	841	973,716
Luxembourg - 0.4%
RTL Group SA	9,839	914,374
Netherlands - 2.5%
ING Groep NV (Certificaten Van Aandelen) (a)	171,690	2,458,663
Reed Elsevier NV	117,061	2,694,054
TOTAL NETHERLANDS		5,152,717
Norway - 0.7%
Statoil ASA	66,000	1,510,439
Singapore - 0.8%
Singapore Telecommunications Ltd.	530,000	1,559,937
Spain - 2.9%
Amadeus IT Holding SA Class A	30,962	1,136,841
Banco Bilbao Vizcaya Argentaria SA	221,342	2,475,686
Iberdrola SA	343,700	2,429,622
TOTAL SPAIN		6,042,149
Sweden - 2.2%
Meda AB (A Shares)	62,100	815,761
Nordea Bank AB	222,000	2,847,098
Svenska Cellulosa AB (SCA) (B Shares)	40,065	895,801
TOTAL SWEDEN		4,558,660
Switzerland - 7.9%
Credit Suisse Group AG	79,817	2,126,628
Nestle SA	59,746	4,381,421
Novartis AG	71,563	6,641,252
Roche Holding AG (participation certificate)	4,927	1,453,966
Syngenta AG (Switzerland)	2,586	799,740
UBS AG (NY Shares)	61,458	1,068,140
TOTAL SWITZERLAND		16,471,147
United Kingdom - 23.4%
AstraZeneca PLC (United Kingdom)	52,745	3,852,937
BAE Systems PLC	322,429	2,365,927
Barclays PLC	722,751	2,779,641
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	77,900	$ 1,298,284
BHP Billiton PLC	176,628	4,563,468
BT Group PLC	85,378	503,331
Bunzl PLC	72,414	1,963,499
Compass Group PLC	131,339	2,113,636
GlaxoSmithKline PLC	45,639	1,032,079
HSBC Holdings PLC sponsored ADR (d)	110,742	5,650,057
Imperial Tobacco Group PLC	70,233	3,045,855
Informa PLC	135,091	1,039,465
ITV PLC	583,096	1,893,541
Liberty Global PLC Class A (a)	27,100	1,232,237
National Grid PLC	254,981	3,783,908
Next PLC	9,400	969,146
Prudential PLC	78,195	1,810,686
Royal Dutch Shell PLC Class A sponsored ADR	58,979	4,234,102
Standard Chartered PLC (United Kingdom)	37,125	558,018
Vodafone Group PLC sponsored ADR	122,858	4,081,343
TOTAL UNITED KINGDOM		48,771,160
United States of America - 2.5%
AbbVie, Inc.	13,742	872,067
Altria Group, Inc.	25,800	1,247,172
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,800	1,354,792
ResMed, Inc. CDI (d)	209,067	1,099,368
T-Mobile U.S., Inc. (a)	24,700	720,993
TOTAL UNITED STATES OF AMERICA		5,294,392
TOTAL COMMON STOCKS (Cost $201,705,371)		203,426,208
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG (Cost $2,250,614)	10,231	2,180,207
Money Market Funds - 2.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,490,412	$ 1,490,412
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,523,300	3,523,300
TOTAL MONEY MARKET FUNDS (Cost $5,013,712)		5,013,712
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $208,969,697)		210,620,127
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(2,560,016)
NET ASSETS - 100%		$ 208,060,111
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,947
Fidelity Securities Lending Cash Central Fund	161,924
Total	$ 165,871
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 21,361,223	$ 17,095,541	$ 4,265,682	$ -
Consumer Staples	17,570,992	6,543,620	11,027,372	-
Energy	15,047,041	5,398,528	9,648,513	-
Financials	52,893,717	17,791,748	35,101,969	-
Health Care	33,481,886	10,281,303	23,200,583	-
Industrials	16,855,168	9,289,970	7,565,198	-
Information Technology	11,547,368	5,331,047	6,216,321	-
Materials	9,991,242	4,628,034	5,363,208	-
Telecommunication Services	18,733,510	7,215,976	11,517,534	-
Utilities	8,124,268	4,340,360	3,783,908	-
Money Market Funds	5,013,712	5,013,712	-	-
Total Investments in Securities:	$ 210,620,127	$ 92,929,839	$ 117,690,288	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 18,553,193
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $3,468,947) - See accompanying schedule: Unaffiliated issuers (cost $203,955,985)	$ 205,606,415
Fidelity Central Funds (cost $5,013,712)	5,013,712
Total Investments (cost $208,969,697)		$ 210,620,127
Cash		2
Foreign currency held at value (cost $5,524)		5,524
Receivable for investments sold		2,809,678
Receivable for fund shares sold		79,904
Dividends receivable		723,355
Distributions receivable from Fidelity Central Funds		5,174
Prepaid expenses		677
Other receivables		1,614
Total assets		214,246,055

Liabilities
Payable for investments purchased	$ 2,366,704
Payable for fund shares redeemed	54,010
Accrued management fee	122,100
Distribution and service plan fees payable	6,011
Other affiliated payables	42,738
Other payables and accrued expenses	71,081
Collateral on securities loaned, at value	3,523,300
Total liabilities		6,185,944

Net Assets		$ 208,060,111
Net Assets consist of:
Paid in capital		$ 303,438,497
Undistributed net investment income		7,054,946
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(104,059,003)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,625,671
Net Assets		$ 208,060,111

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,296,411 ÷ 730,081 shares)	$ 8.62

Maximum offering price per share (100/94.25 of $8.62)	$ 9.15
Class T: Net Asset Value and redemption price per share ($3,603,734 ÷ 418,897 shares)	$ 8.60

Maximum offering price per share (100/96.50 of $8.60)	$ 8.91
Class B: Net Asset Value and offering price per share ($414,070 ÷ 47,839 shares)A	$ 8.66

Class C: Net Asset Value and offering price per share ($3,646,790 ÷ 424,463 shares)A	$ 8.59

International Value: Net Asset Value, offering price and redemption price per share ($192,789,069 ÷ 22,313,205 shares)	$ 8.64

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,310,037 ÷ 151,443 shares)	$ 8.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 6,954,134
Special dividends		3,142,692
Income from Fidelity Central Funds		165,871
Income before foreign taxes withheld		10,262,697
Less foreign taxes withheld		(513,411)
Total income		9,749,286

Expenses
Management fee Basic fee	$ 1,434,574
Performance adjustment	(213,552)
Transfer agent fees	402,517
Distribution and service plan fees	76,579
Accounting and security lending fees	107,492
Custodian fees and expenses	104,890
Independent trustees' compensation	836
Registration fees	75,702
Audit	62,675
Legal	689
Miscellaneous	1,603
Total expenses before reductions	2,054,005
Expense reductions	(4,121)	2,049,884
Net investment income (loss)		7,699,402
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,125,451
Foreign currency transactions	(45,328)
Total net realized gain (loss)		12,080,123
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,406,359)
Assets and liabilities in foreign currencies	(29,100)
Total change in net unrealized appreciation (depreciation)		(23,435,459)
Net gain (loss)		(11,355,336)
Net increase (decrease) in net assets resulting from operations		$ (3,655,934)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,699,402	$ 3,964,300
Net realized gain (loss)	12,080,123	9,397,591
Change in net unrealized appreciation (depreciation)	(23,435,459)	23,791,522
Net increase (decrease) in net assets resulting from operations	(3,655,934)	37,153,413
Distributions to shareholders from net investment income	(4,160,313)	(4,120,600)
Distributions to shareholders from net realized gain	(301,192)	(786,952)
Total distributions	(4,461,505)	(4,907,552)
Share transactions - net increase (decrease)	20,511,129	23,938,130
Redemption fees	1,150	3,144
Total increase (decrease) in net assets	12,394,840	56,187,135

Net Assets
Beginning of period	195,665,271	139,478,136
End of period (including undistributed net investment income of $7,054,946 and undistributed net investment income of $3,680,675, respectively)	$ 208,060,111	$ 195,665,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.39	$ 7.02	$ 8.22	$ 7.75
Income from Investment Operations
Net investment income (loss) C	.31 I	.17	.20	.22	.15
Net realized and unrealized gain (loss)	(.47)	1.64	.39	(1.19)	.44
Total from investment operations	(.16)	1.81	.59	(.97)	.59
Distributions from net investment income	(.17)	(.20)	(.22)	(.19)	(.11)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.18)	(.24)	(.22)	(.23) H	(.12)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.62	$ 8.96	$ 7.39	$ 7.02	$ 8.22
Total Return A, B	(1.76)%	25.24%	8.82%	(12.19)%	7.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of fee waivers, if any	1.32%	1.39%	1.44%	1.36%	1.40%
Expenses net of all reductions	1.32%	1.36%	1.41%	1.34%	1.38%
Net investment income (loss)	3.44% I	2.08%	2.85%	2.79%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,296	$ 6,191	$ 4,491	$ 4,668	$ 4,699
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.94	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.28 I	.15	.18	.20	.13
Net realized and unrealized gain (loss)	(.46)	1.64	.40	(1.19)	.44
Total from investment operations	(.18)	1.79	.58	(.99)	.57
Distributions from net investment income	(.15)	(.19)	(.20)	(.17)	(.09)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.16)	(.23)	(.20)	(.21) H	(.10)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.60	$ 8.94	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(1.99)%	24.86%	8.60%	(12.42)%	7.32%
Ratios to Average Net Assets D, F
Expenses before reductions	1.59%	1.66%	1.71%	1.63%	1.67%
Expenses net of fee waivers, if any	1.59%	1.65%	1.70%	1.62%	1.67%
Expenses net of all reductions	1.59%	1.63%	1.67%	1.60%	1.65%
Net investment income (loss)	3.17% I	1.81%	2.58%	2.52%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,604	$ 3,758	$ 2,693	$ 2,468	$ 2,276
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.39	$ 7.00	$ 8.20	$ 7.74
Income from Investment Operations
Net investment income (loss) C	.24 J	.11	.14	.17	.09
Net realized and unrealized gain (loss)	(.45)	1.65	.41	(1.20)	.44
Total from investment operations	(.21)	1.76	.55	(1.03)	.53
Distributions from net investment income	(.09)	(.13)	(.16)	(.13)	(.06)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.11) I	(.17)	(.16)	(.17) H	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.66	$ 8.98	$ 7.39	$ 7.00	$ 8.20
Total Return A, B	(2.39)%	24.30%	8.07%	(12.88)%	6.82%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of fee waivers, if any	2.08%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.08%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.68% J	1.32%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414	$ 678	$ 691	$ 901	$ 1,216
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

I Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.38	$ 7.00	$ 8.20	$ 7.73
Income from Investment Operations
Net investment income (loss) C	.24 I	.11	.14	.16	.09
Net realized and unrealized gain (loss)	(.45)	1.63	.41	(1.19)	.44
Total from investment operations	(.21)	1.74	.55	(1.03)	.53
Distributions from net investment income	(.11)	(.15)	(.17)	(.14)	(.05)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.13) H	(.19)	(.17)	(.17)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 8.59	$ 8.93	$ 7.38	$ 7.00	$ 8.20
Total Return A, B	(2.43)%	24.17%	8.12%	(12.84)%	6.84%
Ratios to Average Net Assets D, F
Expenses before reductions	2.07%	2.14%	2.19%	2.12%	2.15%
Expenses net of fee waivers, if any	2.07%	2.14%	2.19%	2.11%	2.15%
Expenses net of all reductions	2.07%	2.11%	2.16%	2.09%	2.13%
Net investment income (loss)	2.69% I	1.33%	2.09%	2.04%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,647	$ 3,231	$ 2,249	$ 2,108	$ 2,123
Portfolio turnover rate E	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.40	$ 7.03	$ 8.23	$ 7.75
Income from Investment Operations
Net investment income (loss) B	.34 I	.19	.22	.25	.17
Net realized and unrealized gain (loss)	(.46)	1.65	.40	(1.20)	.44
Total from investment operations	(.12)	1.84	.62	(.95)	.61
Distributions from net investment income	(.20)	(.22)	(.25)	(.22)	(.13)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21)	(.27) H	(.25)	(.25)	(.13) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.64	$ 8.97	$ 7.40	$ 7.03	$ 8.23
Total Return A	(1.34)%	25.57%	9.19%	(11.91)%	7.95%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.05%	1.13%	1.04%	1.09%
Expenses net of fee waivers, if any	.96%	1.05%	1.13%	1.03%	1.09%
Expenses net of all reductions	.95%	1.02%	1.10%	1.01%	1.08%
Net investment income (loss)	3.80% I	2.41%	3.16%	3.11%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,789	$ 181,568	$ 128,983	$ 150,967	$ 163,090
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

I Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.98	$ 7.41	$ 7.04	$ 8.24	$ 7.76
Income from Investment Operations
Net investment income (loss) B	.33 J	.19	.22	.25	.18
Net realized and unrealized gain (loss)	(.45)	1.65	.40	(1.19)	.44
Total from investment operations	(.12)	1.84	.62	(.94)	.62
Distributions from net investment income	(.19)	(.23)	(.25)	(.22)	(.14)
Distributions from net realized gain	(.01)	(.04)	-	(.03)	(.01)
Total distributions	(.21) I	(.27)	(.25)	(.26) H	(.14) G
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.65	$ 8.98	$ 7.41	$ 7.04	$ 8.24
Total Return A	(1.41)%	25.64%	9.22%	(11.83)%	8.05%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of fee waivers, if any	1.05%	1.07%	1.10%	.98%	.98%
Expenses net of all reductions	1.04%	1.04%	1.07%	.96%	.97%
Net investment income (loss)	3.71% J	2.39%	3.18%	3.17%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,310	$ 239	$ 372	$ 473	$ 519
Portfolio turnover rate D	69%	79%	74%	83%	43%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

J Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,866,348
Gross unrealized depreciation	(15,294,421)
Net unrealized appreciation (depreciation) on securities	$ 571,927

Tax Cost	$ 210,048,200

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,055,942
Capital loss carryforward	$ (102,980,501)
Net unrealized appreciation (depreciation) on securities and other investments	$ 546,172

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (2,663,413)
2017	(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total capital loss carryforward	$ (102,980,501)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 4,461,505	$ 4,907,552

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $163,988,914 and $139,217,160, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 16,198	$ 317
Class T	.25%	.25%	19,035	-
Class B	.75%	.25%	5,831	4,374
Class C	.75%	.25%	35,515	6,658
			$ 76,579	$ 11,349

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,050
Class T	936
Class B*	1,390
Class C*	794
$ 9,170

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 19,698.30
Class T	12,131.32
Class B	1,781.31
Class C	10,841.30
International Value	356,047.19
Institutional Class	2,019.28
	$ 402,517

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $237 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,417.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $328 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $161,924. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,923 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $193.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 117,558	$ 121,166
Class T	63,542	67,016
Class B	6,919	11,860
Class C	40,539	47,865
International Value	3,926,459	3,862,005
Institutional Class	5,296	10,688
Total	$ 4,160,313	$ 4,120,600

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 9,681	$ 25,318
Class T	5,931	15,214
Class B	1,042	3,861
Class C	5,113	13,226
International Value	279,037	727,373
Institutional Class	388	1,960
Total	$ 301,192	$ 786,952

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	271,659	221,312	$ 2,416,438	$ 1,773,149
Reinvestment of distributions	12,904	17,344	112,525	128,001
Shares redeemed	(245,285)	(155,517)	(2,196,440)	(1,235,132)
Net increase (decrease)	39,278	83,139	$ 332,523	$ 666,018
Class T
Shares sold	79,778	91,084	$ 709,484	$ 741,140
Reinvestment of distributions	7,900	11,018	68,891	81,425
Shares redeemed	(88,989)	(46,826)	(796,094)	(371,734)
Net increase (decrease)	(1,311)	55,276	$ (17,719)	$ 450,831
Class B
Shares sold	1,662	6,334	$ 15,295	$ 51,789
Reinvestment of distributions	756	1,746	6,661	13,011
Shares redeemed	(30,069)	(26,098)	(270,154)	(212,223)
Net increase (decrease)	(27,651)	(18,018)	$ (248,198)	$ (147,423)
Class C
Shares sold	107,427	93,011	$ 961,012	$ 748,735
Reinvestment of distributions	4,784	7,487	41,813	55,475
Shares redeemed	(49,408)	(43,711)	(437,003)	(352,531)
Net increase (decrease)	62,803	56,787	$ 565,822	$ 451,679
International Value
Shares sold	5,177,049	6,308,136	$ 46,484,243	$ 51,241,221
Reinvestment of distributions	470,965	602,705	4,097,400	4,441,937
Shares redeemed	(3,570,903)	(4,113,021)	(31,830,840)	(32,981,230)
Net increase (decrease)	2,077,111	2,797,820	$ 18,750,803	$ 22,701,928

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	140,760	6,984	$ 1,271,347	$ 56,532
Reinvestment of distributions	394	1,136	3,438	8,383
Shares redeemed	(16,367)	(31,601)	(146,887)	(249,818)
Net increase (decrease)	124,787	(23,481)	$ 1,127,898	$ (184,903)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 35% and 11%, respectively, of the total outstanding shares of the Fund.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 52% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

International Value Fund designates 93% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/09/13	$0.1502	$0.0084

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Institutional Class, and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
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FIV-UANN-1214
1.827481.108

Fidelity®

Series Emerging Markets

Series International Growth

Series International Small Cap

Series International Value

Funds -

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Class F

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Growth Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.05%
Actual		$ 1,000.00	$ 1,033.10	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Class F	.88%
Actual		$ 1,000.00	$ 1,034.20	$ 4.51
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Fidelity Series International Growth Fund
Series International Growth	.97%
Actual		$ 1,000.00	$ 997.20	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.32	$ 4.94
Class F	.80%
Actual		$ 1,000.00	$ 997.20	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 4.08
Fidelity Series International Small Cap Fund
Series International Small Cap	1.19%
Actual		$ 1,000.00	$ 951.20	$ 5.85
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class F	1.02%
Actual		$ 1,000.00	$ 952.60	$ 5.02
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Fidelity Series International Value Fund
Series International Value	.82%
Actual		$ 1,000.00	$ 950.40	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18
Class F	.65%
Actual		$ 1,000.00	$ 950.50	$ 3.20
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

Annual Report

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity Series Emerging Markets Fund	2.20%	5.93%	14.24%
Class F B	2.35%	6.14%	14.45%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Samuel Polyak and James Hayes, Co-Portfolio Managers of Fidelity® Series Emerging Markets Fund, along with Gregory Lee and Timothy Gannon: For the year, the fund's Series Emerging Markets and Class F shares gained 2.20% and 2.35%, respectively, ahead of the MSCI index. Relative to the index, the fund's top individual contributor was South-Korean cosmetics company AMOREPACIFIC Group, whose stock price tripled due to rapidly increasing demand for makeup among Chinese consumers. We had good stock selection in energy, where we successfully avoided struggling index name CNOOC, a Chinese oil & gas equipment & production firm. Our top relative contributors also included India-based Axis Bank - a non-index stock that did well along with the Indian market overall. On the downside, we had weak picks in Russia, including Sberbank Russia and Mobile TeleSystems, a market-leading private bank and wireless telecom provider, respectively. We as a group felt it prudent to move the fund to an underweighting in Russia overall in order to mitigate risk while geopolitical tension in the region evolves.

Note to shareholders: Effective October 1, 2014, Per Johansson and Douglas Chow were no longer co-managers of the fund, and Co-Managers Gregory Lee and Tim Gannon became responsible for the energy and information technology subportfolios, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Korea (South) 16.8%
India 10.5%
Brazil 8.5%
Taiwan 7.9%
China 7.4%
Cayman Islands 6.8%
United States of America* 6.5%
Mexico 5.9%
South Africa 5.6%
Other 24.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Korea (South) 19.1%
Brazil 10.5%
Taiwan 7.7%
Cayman Islands 7.5%
India 7.2%
China 6.6%
United States of America* 5.3%
South Africa 4.8%
Mexico 4.8%
Other 26.5%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	96.8	96.9
Short-Term Investments and Net Other Assets (Liabilities)	3.2	3.1
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.7	4.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.8	3.5
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.0	2.3
Naspers Ltd. Class N (South Africa, Media)	1.6	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.4	1.6
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4	1.4
Grupo Televisa SA de CV (CPO) sponsored ADR (Mexico, Media)	1.3	1.1
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Components)	1.3	0.1
Daewoo International Corp. (Korea (South), Trading Companies & Distributors)	1.3	0.9
Axis Bank Ltd. (India, Banks)	1.2	1.0
	18.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.7	25.1
Information Technology	17.6	17.2
Energy	9.0	10.3
Consumer Discretionary	8.3	7.9
Consumer Staples	8.0	8.3
Materials	7.1	8.7
Industrials	7.0	8.1
Telecommunication Services	6.4	6.8
Utilities	2.6	2.0
Health Care	2.0	1.8

Annual Report

Fidelity Series Emerging Markets Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 85.6%
	Shares	Value
Argentina - 0.7%
Grupo Financiero Galicia SA sponsored ADR (d)	1,194,600	$ 17,560,620
YPF SA Class D sponsored ADR	1,353,350	47,597,320
TOTAL ARGENTINA		65,157,940
Austria - 0.2%
C.A.T. oil AG (Bearer)	1,109,662	21,136,709
Bermuda - 1.5%
Aquarius Platinum Ltd. (Australia) (a)	67,968,553	18,498,158
Cosan Ltd. Class A	1,850,532	19,597,134
Credicorp Ltd. (United States)	29,681	4,778,641
GP Investments Ltd. Class A (depositary receipt) (a)(e)	11,529,837	23,311,870
Hoegh LNG Holdings Ltd. (a)	110,905	1,430,512
Shangri-La Asia Ltd.	23,420,000	34,005,951
Yue Yuen Industrial (Holdings) Ltd.	14,555,500	48,862,600
TOTAL BERMUDA		150,484,866
Brazil - 2.7%
BM&F BOVESPA SA	8,480,500	37,304,754
BR Properties SA	4,288,000	21,665,830
CCR SA	648,000	4,824,892
Cielo SA	2,414,949	39,656,271
Cosan SA Industria e Comercio	1,080,200	15,078,945
Fibria Celulose SA (a)	2,795,200	33,852,840
Localiza Rent A Car SA	137,300	1,979,239
Mills Estruturas e Servicos de Engenharia SA	450,175	2,934,068
Minerva SA (a)(e)	9,753,900	50,188,557
Qualicorp SA (a)	436,060	4,434,687
Smiles SA	2,041,000	35,253,561
T4F Entretenimento SA (a)(e)	4,516,845	5,103,986
Ultrapar Participacoes SA	1,092,550	23,831,602
TOTAL BRAZIL		276,109,232
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	513,100	12,437,544
Canada - 0.7%
First Quantum Minerals Ltd. (d)	873,100	13,169,513
Goldcorp, Inc. (d)	1,382,600	25,945,601
Pan American Silver Corp.	2,232,400	20,605,052
Torex Gold Resources, Inc. (a)	7,498,300	7,983,639
TOTAL CANADA		67,703,805
Common Stocks - continued
	Shares	Value
Cayman Islands - 6.8%
58.com, Inc. ADR (d)	875,307	$ 34,635,898
Alibaba Group Holding Ltd. sponsored ADR	176,000	17,353,600
Anta Sports Products Ltd.	18,803,000	36,906,294
China Lodging Group Ltd. ADR (a)	1,509,502	41,496,210
China ZhengTong Auto Services Holdings Ltd.	56,995,300	32,287,909
Cimc Enric Holdings Ltd.	19,538,000	19,647,514
E-House China Holdings Ltd. ADR (d)	2,160,400	21,582,396
Eurasia Drilling Co. Ltd. GDR (Reg. S)	1,107,009	27,675,225
GCL-Poly Energy Holdings Ltd. (a)	36,467,000	12,290,201
Greatview Aseptic Pack Co. Ltd.	31,444,000	20,700,334
Haitian International Holdings Ltd.	9,238,000	19,816,231
Hengan International Group Co. Ltd.	4,477,500	47,196,249
SINA Corp. (a)	436,300	17,875,211
Tencent Holdings Ltd.	12,236,700	196,671,582
Tingyi (Cayman Islands) Holding Corp.	28,496,000	70,890,785
Uni-President China Holdings Ltd.	53,485,000	49,696,639
Xueda Education Group sponsored ADR	1,327,662	3,730,730
Yingde Gases Group Co. Ltd.	20,176,500	15,754,669
TOTAL CAYMAN ISLANDS		686,207,677
Chile - 0.9%
Embotelladora Andina SA ADR	274,500	4,254,750
Empresa Nacional de Electricidad SA	12,284,668	19,128,745
Inversiones La Construccion SA	2,149,727	30,634,600
Vina Concha y Toro SA	19,702,747	37,671,548
TOTAL CHILE		91,689,643
China - 7.4%
Anhui Conch Cement Co. Ltd. (H Shares)	7,281,500	23,845,922
BBMG Corp. (H Shares)	41,139,000	29,089,873
China Life Insurance Co. Ltd. (H Shares)	37,130,700	110,796,938
China Pacific Insurance Group Co. Ltd. (H Shares)	21,845,000	81,747,481
China Shenhua Energy Co. Ltd. (H Shares)	13,438,000	37,875,495
China Suntien Green Energy Corp. Ltd. (H Shares)	59,411,000	15,779,686
China Telecom Corp. Ltd. (H Shares)	126,406,582	80,578,566
Industrial & Commercial Bank of China Ltd. (H Shares)	209,362,400	139,008,255
Maanshan Iron & Steel Ltd. (H Shares) (a)	115,770,000	30,186,593
PetroChina Co. Ltd.:
(H Shares)	75,580,000	94,621,955
sponsored ADR (d)	71,600	8,985,800
Common Stocks - continued
	Shares	Value
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	41,850,900	$ 76,772,890
Sinopec Engineering Group Co. Ltd. (H Shares) (f)	13,779,500	13,327,157
TOTAL CHINA		742,616,611
Colombia - 0.6%
BanColombia SA sponsored ADR (d)	1,141,700	64,585,969
Denmark - 0.1%
Auriga Industries A/S Series B (a)	268,039	13,831,796
Egypt - 0.3%
Citadel Capital Corp. (a)	49,143,900	27,217,970
Greece - 0.5%
National Bank of Greece SA (a)	12,610,400	30,417,563
Public Power Corp. of Greece (a)	2,124,920	16,136,832
TOTAL GREECE		46,554,395
Hong Kong - 3.2%
China Power International Development Ltd.	52,344,000	23,644,954
China Resources Power Holdings Co. Ltd.	10,717,180	31,193,904
China Unicom Ltd.	22,697,000	34,102,568
CNOOC Ltd.	51,369,000	80,438,165
CNOOC Ltd. sponsored ADR (d)	54,400	8,506,528
Far East Horizon Ltd.	38,318,300	35,638,243
Lenovo Group Ltd.	25,652,000	37,811,176
Sinotruk Hong Kong Ltd.	35,486,500	18,394,233
Techtronic Industries Co. Ltd.	15,101,500	47,276,790
TOTAL HONG KONG		317,006,561
India - 10.5%
Adani Ports & Special Economic Zone	8,159,677	37,927,315
Axis Bank Ltd. (a)	16,056,459	118,339,813
Bharti Airtel Ltd. (a)	7,905,057	51,366,753
Bharti Infratel Ltd.	12,645,370	60,602,165
Coal India Ltd.	10,986,555	66,248,001
Eicher Motors Ltd.	258,556	53,704,317
GAIL India Ltd.	4,136,549	35,553,411
Grasim Industries Ltd.	612,598	36,760,937
HCL Technologies Ltd.	747,619	19,607,190
Infosys Ltd.	1,333,077	88,363,283
ITC Ltd. (a)	12,160,785	70,312,541
JK Cement Ltd.	2,736,749	26,881,728
Larsen & Toubro Ltd. (a)	936,444	25,236,447
LIC Housing Finance Ltd.	4,404,534	25,937,159
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	2,207,426	$ 51,109,388
Petronet LNG Ltd. (a)	11,586,873	37,618,827
Phoenix Mills Ltd.	5,968,823	37,577,923
Power Grid Corp. of India Ltd.	9,533,836	22,620,843
SREI Infrastructure Finance Ltd. (e)	47,462,511	36,691,182
State Bank of India	785,152	34,551,712
Tata Consultancy Services Ltd.	1,113,967	47,396,523
Wipro Ltd.	2,329,700	21,519,781
Yes Bank Ltd.	4,403,172	49,860,166
TOTAL INDIA		1,055,787,405
Indonesia - 1.3%
PT AKR Corporindo Tbk	25,429,000	10,360,219
PT Bakrieland Development Tbk (a)	1,764,831,200	7,403,967
PT Bank Rakyat Indonesia Tbk	87,686,700	80,355,757
PT Kalbe Farma Tbk	255,534,200	36,079,548
TOTAL INDONESIA		134,199,491
Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	27,890,000	47,150,535
Kenya - 0.3%
Equity Bank Ltd. (a)	48,749,300	27,794,458
Korea (South) - 15.0%
AMOREPACIFIC Group, Inc.	57,401	63,200,427
Daewoo International Corp.	4,049,045	127,563,694
E-Mart Co. Ltd.	304,790	56,167,063
Fila Korea Ltd.	322,450	33,462,090
Hana Financial Group, Inc.	2,361,981	81,448,000
Hankook Shell Oil Co. Ltd.	22,145	10,078,603
Hyundai Industrial Development & Construction Co.	1,303,327	48,945,497
Hyundai Mobis	391,810	91,165,672
KB Financial Group, Inc.	2,121,382	82,715,345
KEPCO Plant Service & Engineering Co. Ltd.	233,585	19,066,034
Korea Electric Power Corp.	797,116	34,803,938
Korea Zinc Co. Ltd.	78,552	29,426,523
Korean Reinsurance Co.	5,128,088	54,409,675
LG Chemical Ltd.	192,092	35,756,507
LG Corp.	582,849	34,500,785
NAVER Corp.	69,703	48,914,614
POSCO	145,562	41,820,076
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Samsung C&T Corp.	718,460	$ 48,345,572
Samsung Electronics Co. Ltd.	317,141	367,188,090
Shinhan Financial Group Co. Ltd.	2,351,639	110,091,668
SK Hynix, Inc. (a)	1,392,605	61,500,688
SK Telecom Co. Ltd. sponsored ADR (d)	794,200	22,070,818
TOTAL KOREA (SOUTH)		1,502,641,379
Luxembourg - 0.5%
Globant SA (a)	657,976	8,514,209
Tenaris SA sponsored ADR	1,130,600	44,816,984
TOTAL LUXEMBOURG		53,331,193
Mexico - 5.9%
America Movil S.A.B. de CV Series L sponsored ADR	4,755,000	116,069,550
Banregio Grupo Financiero S.A.B. de CV	2,413,426	13,957,681
CEMEX S.A.B. de CV sponsored ADR (d)	4,009,697	49,319,273
El Puerto de Liverpool S.A.B. de CV Class C	3,321,400	38,967,640
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	603,200	58,051,968
Grupo Aeroportuario del Pacifico SA de CV Series B	4,389,300	29,863,374
Grupo Aeroportuario Norte S.A.B. de CV	3,092,500	15,407,097
Grupo Comercial Chedraui S.A.B. de CV (d)	12,355,188	43,461,636
Grupo Financiero Banorte S.A.B. de CV Series O	7,927,000	50,854,063
Grupo Televisa SA de CV (CPO) sponsored ADR	3,653,400	132,033,876
Macquarie Mexican (REIT)	26,508,300	48,149,486
TOTAL MEXICO		596,135,644
Nigeria - 1.5%
Guaranty Trust Bank PLC	83,889,103	12,660,595
Guaranty Trust Bank PLC GDR (Reg. S)	5,606,577	43,170,643
Transnational Corp. of Nigeria PLC	522,851,647	12,751,709
Zenith Bank PLC	661,288,199	84,632,115
TOTAL NIGERIA		153,215,062
Panama - 0.2%
Copa Holdings SA Class A	196,500	22,974,780
Philippines - 2.3%
Alliance Global Group, Inc.	80,553,300	45,307,972
LT Group, Inc.	68,433,200	21,663,864
Metropolitan Bank & Trust Co.	34,353,792	63,033,327
Common Stocks - continued
	Shares	Value
Philippines - continued
PNOC Energy Development Corp.	104,927,600	$ 17,964,281
Robinsons Land Corp.	148,277,850	80,950,619
TOTAL PHILIPPINES		228,920,063
Poland - 0.8%
Cyfrowy Polsat SA	5,237,623	40,059,818
Powszechny Zaklad Ubezpieczen SA	252,400	37,830,410
TOTAL POLAND		77,890,228
Puerto Rico - 0.2%
Popular, Inc. (a)	468,381	14,931,986
Romania - 0.0%
SNGN Romgaz SA GDR (f)	314,434	2,965,113
Russia - 2.8%
Bashneft OJSC rights (a)	23,529	0
E.ON Russia JSC (a)	382,682,300	22,234,772
LUKOIL Oil Co. sponsored ADR (United Kingdom)	1,409,600	69,211,360
Mobile TeleSystems OJSC (a)	4,666,400	27,666,242
NOVATEK OAO GDR (Reg. S)	660,600	70,948,440
Sberbank (Savings Bank of the Russian Federation) (a)	45,261,300	80,219,689
TMK OAO GDR (Reg. S)	1,713,500	13,416,705
TOTAL RUSSIA		283,697,208
Singapore - 0.7%
Ezion Holdings Ltd.	12,344,640	14,536,944
First Resources Ltd.	32,710,000	52,992,993
TOTAL SINGAPORE		67,529,937
South Africa - 5.6%
Alexander Forbes Group Holding (a)	21,934,266	17,102,354
Aspen Pharmacare Holdings Ltd.	2,218,500	79,135,669
Barclays Africa Group Ltd.	2,866,713	45,265,463
Bidvest Group Ltd.	1,849,045	50,857,434
Blue Label Telecoms Ltd.	21,275,300	18,806,788
Impala Platinum Holdings Ltd. (a)	3,489,000	25,397,839
JSE Ltd.	2,668,592	25,984,885
Life Healthcare Group Holdings Ltd.	10,165,600	38,432,922
MTN Group Ltd.	4,789,006	105,942,335
Naspers Ltd. Class N	1,277,900	159,033,220
TOTAL SOUTH AFRICA		565,958,909
Common Stocks - continued
	Shares	Value
Taiwan - 7.9%
Catcher Technology Co. Ltd.	3,689,000	$ 31,093,031
Cathay Financial Holding Co. Ltd.	7,995,150	13,158,382
E.SUN Financial Holdings Co. Ltd.	43,076,287	27,241,277
Hon Hai Precision Industry Co. Ltd. (Foxconn)	40,630,280	128,394,318
Inotera Memories, Inc. (a)	15,055,000	23,230,870
King's Town Bank	4,109,000	4,486,952
Largan Precision Co. Ltd.	508,000	35,631,002
MediaTek, Inc.	4,543,100	64,787,739
Pegatron Corp.	12,151,000	22,110,608
Radiant Opto-Electronics Corp.	4,713,000	16,443,005
Taiwan Fertilizer Co. Ltd.	18,672,300	33,075,115
Taiwan Semiconductor Manufacturing Co. Ltd.	58,406,284	252,789,009
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,257,501	27,690,172
Unified-President Enterprises Corp.	46,536,637	79,894,464
Universal Cement Corp.	15,886,980	13,963,357
Vanguard International Semiconductor Corp.	10,244,000	15,366,367
Voltronic Power Technology Corp.	3,250	26,206
TOTAL TAIWAN		789,381,874
Thailand - 1.3%
Kasikornbank PCL (For. Reg.)	9,277,300	67,193,240
Intouch Holdings PCL NVDR	12,570,200	28,538,277
Thai Union Frozen Products PCL (For. Reg.)	15,478,100	35,391,308
TOTAL THAILAND		131,122,825
Turkey - 1.9%
Aksa Akrilik Kimya Sanayii	311,300	1,023,824
Aselsan A/S	2,975,261	13,519,959
Aygaz A/S	3,627,611	15,292,878
Tupras Turkiye Petrol Rafinelleri A/S	1,972,096	42,810,893
Turkcell Iletisim Hizmet A/S (a)	824,000	4,790,136
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	2,291,100	33,518,793
Turkiye Garanti Bankasi A/S	13,018,700	50,810,598
Turkiye Halk Bankasi A/S	4,021,500	26,868,502
TOTAL TURKEY		188,635,583
United Arab Emirates - 0.5%
DP World Ltd.	771,214	14,776,460
First Gulf Bank PJSC	6,584,559	32,537,366
TOTAL UNITED ARAB EMIRATES		47,313,826
United Kingdom - 0.0%
China Pacific Insurance Group Co. Ltd. ELS (UBS Warrant Programme) warrants 6/29/15 (a)(f)	1,038,500	3,440,274
Common Stocks - continued
	Shares	Value
United States of America - 0.2%
Cognizant Technology Solutions Corp. Class A (a)	475,672	$ 23,236,577
TOTAL COMMON STOCKS (Cost $7,553,684,019)		8,600,995,068
Nonconvertible Preferred Stocks - 8.1%

Brazil - 5.8%
Ambev SA sponsored ADR	7,400,400	49,434,672
Banco do Estado Rio Grande do Sul SA	8,901,471	53,166,702
Braskem SA (PN-A)	4,863,300	35,583,207
Companhia Paranaense de Energia-Copel:
(PN-B)	130,000	1,815,771
(PN-B) sponsored (d)	1,110,057	15,651,804
Gerdau SA sponsored ADR	7,944,200	35,987,226
Itau Unibanco Holding SA sponsored ADR	9,274,606	136,893,185
Marcopolo SA (PN)	13,118,500	22,447,411
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored (non-vtg.)	424,600	5,192,858
sponsored ADR (d)	8,054,992	94,243,406
TIM Participacoes SA sponsored ADR	960,700	26,438,464
Vale SA (PN-A) sponsored ADR	12,474,200	109,273,992
TOTAL BRAZIL		586,128,698
Chile - 0.2%
Embotelladora Andina SA Class A	6,300,442	16,150,207
Korea (South) - 1.8%
Hyundai Motor Co. Series 2	450,796	53,703,901
Samsung Electronics Co. Ltd.	70,835	64,938,154
Samsung Fire & Marine Insurance Co. Ltd.	331,286	62,437,272
TOTAL KOREA (SOUTH)		181,079,327
Russia - 0.3%
Surgutneftegas (a)	42,027,350	28,820,960
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $891,602,933)		812,179,192
Government Obligations - 0.3%
	Principal Amount	Value
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 11/6/14 to 1/15/15 (g) (Cost $25,329,564)	$ 25,330,000	$ 25,329,876
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	680,604,584	680,604,584
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	108,065,931	108,065,931
TOTAL MONEY MARKET FUNDS (Cost $788,670,515)		788,670,515
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $9,259,287,031)		10,227,174,651
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(181,249,600)
NET ASSETS - 100%		$ 10,045,925,051
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6,167 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 312,543,560	$ 8,051,246

The face value of futures purchased as a percentage of net assets is 3.1%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,732,544 or 0.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,484,905.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 292,774
Fidelity Securities Lending Cash Central Fund	1,617,498
Total	$ 1,910,272
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
58.com, Inc. ADR	$ 822,492	$ 40,173,286	$ 22,590,259	$ -	$ -
Daou Technology, Inc.	16,429,478	1,974,748	17,499,599	138,157	-
ElectroMagnetic GeoServices ASA	9,388,983	6,793,265	12,556,712	-	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
GP Investments Ltd. Class A (depositary receipt)	$ 19,319,221	$ 2,863,651	$ 1,754,508	$ -	$ 23,311,870
Korean Reinsurance Co.	31,553,914	24,402,666	-	411,974	-
Minerva SA	-	46,979,838	533,456	-	50,188,557
PT Bakrieland Development Tbk	9,799,068	-	753,444	-	-
SREI Infrastructure Finance Ltd.	14,720,963	1,080,445	-	394,699	36,691,182
T4F Entretenimento SA	-	10,481,211	257,508	-	5,103,986
Veripos	14,258,599	-	16,055,355	-	-
Xueda Education Group sponsored ADR	13,792,358	2,858,950	6,569,674	558,416	-
Total	$ 130,085,076	$ 137,608,060	$ 78,570,515	$ 1,503,246	$ 115,295,595
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 834,374,072	$ 635,034,528	$ 199,339,544	$ -
Consumer Staples	806,619,671	378,580,828	428,038,843	-
Energy	903,464,170	556,345,097	347,119,073	-
Financials	2,579,929,620	1,321,800,557	1,258,129,063	-
Health Care	209,192,214	122,003,278	87,188,936	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Industrials	$ 720,560,695	$ 476,813,084	$ 243,747,611	$ -
Information Technology	1,737,446,713	723,941,028	1,013,505,685	-
Materials	726,709,770	436,133,008	290,576,762	-
Telecommunication Services	638,835,202	378,856,737	259,978,465	-
Utilities	256,042,133	90,260,802	165,781,331	-
Government Obligations	25,329,876	-	25,329,876	-
Money Market Funds	788,670,515	788,670,515	-	-
Total Investments in Securities:	$ 10,227,174,651	$ 5,908,439,462	$ 4,318,735,189	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 8,051,246	$ 8,051,246	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,545,631,973
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 8,051,246	$ -
Total Value of Derivatives	$ 8,051,246	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $105,979,714) - See accompanying schedule: Unaffiliated issuers (cost $8,346,129,790)	$ 9,323,208,541
Fidelity Central Funds (cost $788,670,515)	788,670,515
Other affiliated issuers (cost $124,486,726)	115,295,595
Total Investments (cost $9,259,287,031)		$ 10,227,174,651
Foreign currency held at value (cost $21,503,327)		21,239,691
Receivable for investments sold		60,676,930
Receivable for fund shares sold		9,110,471
Dividends receivable		10,247,360
Distributions receivable from Fidelity Central Funds		162,106
Receivable for daily variation margin for derivative instruments		1,172,647
Prepaid expenses		27,124
Other receivables		1,681,553
Total assets		10,331,492,533

Liabilities
Payable to custodian bank	$ 358,283
Payable for investments purchased	150,221,487
Accrued management fee	6,444,613
Other affiliated payables	796,513
Other payables and accrued expenses	19,680,655
Collateral on securities loaned, at value	108,065,931
Total liabilities		285,567,482

Net Assets		$ 10,045,925,051
Net Assets consist of:
Paid in capital		$ 9,285,650,592
Undistributed net investment income		76,236,490
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(272,821,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		956,859,257
Net Assets		$ 10,045,925,051

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($4,837,496,542 ÷ 272,178,257 shares)	$ 17.77

Class F: Net Asset Value, offering price and redemption price per share ($5,208,428,509 ÷ 292,040,422 shares)	$ 17.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $1,503,246 earned from other affiliated issuers)		$ 211,397,822
Interest		2,627
Income from Fidelity Central Funds		1,910,272
Income before foreign taxes withheld		213,310,721
Less foreign taxes withheld		(23,791,082)
Total income		189,519,639

Expenses
Management fee	$ 67,589,600
Transfer agent fees	7,114,834
Accounting and security lending fees	1,734,681
Custodian fees and expenses	5,617,577
Independent trustees' compensation	33,499
Audit	111,464
Legal	25,934
Miscellaneous	53,475
Total expenses before reductions	82,281,064
Expense reductions	(60,750)	82,220,314
Net investment income (loss)		107,299,325
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,276,364)	139,222,548
Other affiliated issuers	(22,632,715)
Foreign currency transactions	(35,095,754)
Futures contracts	(33,204,989)
Total net realized gain (loss)		48,289,090
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $17,811,336)	(21,764,433)
Assets and liabilities in foreign currencies	(598,237)
Futures contracts	8,302,316
Total change in net unrealized appreciation (depreciation)		(14,060,354)
Net gain (loss)		34,228,736
Net increase (decrease) in net assets resulting from operations		$ 141,528,061

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 107,299,325	$ 79,721,292
Net realized gain (loss)	48,289,090	(8,006,691)
Change in net unrealized appreciation (depreciation)	(14,060,354)	533,280,529
Net increase (decrease) in net assets resulting from operations	141,528,061	604,995,130
Distributions to shareholders from net investment income	(82,603,080)	(83,765,985)
Distributions to shareholders from net realized gain	(2,770,030)	(3,180,768)
Total distributions	(85,373,110)	(86,946,753)
Share transactions - net increase (decrease)	2,875,521,339	842,777,045
Total increase (decrease) in net assets	2,931,676,290	1,360,825,422

Net Assets
Beginning of period	7,114,248,761	5,753,423,339
End of period (including undistributed net investment income of $76,236,490 and undistributed net investment income of $69,317,447, respectively)	$ 10,045,925,051	$ 7,114,248,761

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.56	$ 16.25	$ 16.06	$ 18.85	$ 16.38
Income from Investment Operations
Net investment income (loss) B	.21	.20	.21	.18	.15
Net realized and unrealized gain (loss)	.17	1.34	.59	(2.19)	4.03
Total from investment operations	.38	1.54	.80	(2.01)	4.18
Distributions from net investment income	(.17)	(.22)	(.09)	(.10)	(.09)
Distributions from net realized gain	(.01)	(.01)	(.52)	(.68)	(1.62)
Total distributions	(.17) F	(.23)	(.61)	(.78)	(1.71)
Net asset value, end of period	$ 17.77	$ 17.56	$ 16.25	$ 16.06	$ 18.85
Total ReturnA	2.20%	9.59%	5.40%	(11.26)%	27.32%
Ratios to Average Net Assets C, E
Expenses before reductions	1.06%	1.09%	1.10%	1.12%	1.15%
Expenses net of fee waivers, if any	1.06%	1.09%	1.10%	1.12%	1.15%
Expenses net of all reductions	1.06%	1.06%	1.07%	1.07%	1.08%
Net investment income (loss)	1.18%	1.22%	1.37%	1.00%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,837,497	$ 3,623,928	$ 3,182,644	$ 3,384,616	$ 2,425,249
Portfolio turnover rateD	93%	79%	80%	104%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 17.62	$ 16.30	$ 16.11	$ 18.90	$ 16.40
Income from Investment Operations
Net investment income (loss) B	.24	.23	.25	.21	.19
Net realized and unrealized gain (loss)	.17	1.35	.58	(2.19)	4.03
Total from investment operations	.41	1.58	.83	(1.98)	4.22
Distributions from net investment income	(.19)	(.26)	(.12)	(.13)	(.10)
Distributions from net realized gain	(.01)	(.01)	(.52)	(.68)	(1.62)
Total distributions	(.20)	(.26) F	(.64)	(.81)	(1.72)
Net asset value, end of period	$ 17.83	$ 17.62	$ 16.30	$ 16.11	$ 18.90
Total ReturnA	2.35%	9.84%	5.60%	(11.07)%	27.59%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.90%	.90%	.91%	.92%
Expenses net of fee waivers, if any	.89%	.90%	.90%	.91%	.92%
Expenses net of all reductions	.89%	.88%	.87%	.86%	.85%
Net investment income (loss)	1.35%	1.40%	1.57%	1.21%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,208,429	$ 3,490,320	$ 2,570,780	$ 1,471,427	$ 454,160
Portfolio turnover rateD	93%	79%	80%	104%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.009 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity Series International Growth Fund	2.66%	8.32%
Class F	2.80%	8.52%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Annual Report

Fidelity Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Growth Fund: For the year ending October 31, 2014, the fund's Series International Growth and Class F shares gained 2.66% and 2.80%, respectively, ahead of the MSCI EAFE Growth Index, which returned -0.51%. The fund benefited from its positioning in the U.S. - where some fund holdings happen to be domiciled while doing most or all of their business abroad - and also a beneficial underweighting in Europe. My stance in Japan was a modest negative. On an individual basis, U.K.-based hotel company InterContinental Hotels Group was the fund's top individual contributor. I continued to like this stock for its strong operations and ability to benefit from a cyclically improving hotel business, especially in the U.S. Visa and MasterCard, two U.S.-based payment-processing software companies not found in the index, also were significant contributors. One notable laggard was Andritz, an Austrian industrial engineering firm with a dominant competitive position in several industries. The value of our stake fell 21% for the 12 months, most likely because of investors' concerns about a slowing global economy. Another disappointment was Nokian Tyres, a Finland-based tire manufacturer that encountered a difficult business environment. I ultimately sold the fund's stake in search of other opportunities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United States of America* 16.8%
United Kingdom 16.0%
Japan 15.0%
Switzerland 12.5%
Sweden 5.4%
Germany 4.6%
Belgium 4.5%
Australia 3.6%
Cayman Islands 3.0%
Other 18.6%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United States of America* 16.3%
United Kingdom 14.9%
Japan 14.5%
Switzerland 13.4%
Sweden 6.5%
Belgium 5.0%
Germany 4.2%
Australia 3.1%
Denmark 3.0%
Other 19.1%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.1	1.7
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.5	4.1
Nestle SA (Switzerland, Food Products)	3.7	3.7
Prudential PLC (United Kingdom, Insurance)	3.1	2.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	3.6
DENSO Corp. (Japan, Auto Components)	2.8	2.7
Linde AG (Germany, Chemicals)	2.5	2.6
CSL Ltd. (Australia, Biotechnology)	2.3	2.1
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.3	2.1
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.3	2.5
Keyence Corp. (Japan, Electronic Equipment & Components)	2.2	1.8
	28.6
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.8	17.8
Health Care	16.4	12.3
Financials	15.9	16.2
Consumer Staples	15.0	16.4
Industrials	14.7	14.9
Information Technology	9.9	7.9
Materials	7.5	8.3
Energy	2.2	2.4
Telecommunication Services	0.5	2.1

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 3.6%
CSL Ltd.	4,166,100	$ 294,138,858
Sydney Airport unit	18,304,467	71,162,902
Transurban Group unit	12,771,255	91,466,533
TOTAL AUSTRALIA		456,768,293
Austria - 1.0%
Andritz AG	2,622,198	126,577,006
Bailiwick of Jersey - 1.0%
Shire PLC	1,881,600	126,249,581
Belgium - 4.5%
Anheuser-Busch InBev SA NV	3,313,281	367,424,315
KBC Groupe SA (a)	3,654,019	195,753,699
TOTAL BELGIUM		563,178,014
Bermuda - 0.6%
Lazard Ltd. Class A	1,427,548	70,249,637
Canada - 0.7%
Canadian Pacific Railway Ltd.	450,600	93,726,239
Cayman Islands - 3.0%
Sands China Ltd.	24,482,400	152,699,444
Tencent Holdings Ltd.	5,495,850	88,330,801
Wynn Macau Ltd.	37,168,200	134,367,034
TOTAL CAYMAN ISLANDS		375,397,279
Denmark - 2.9%
Jyske Bank A/S (Reg.) (a)	1,401,400	75,502,652
Novo Nordisk A/S Series B sponsored ADR	6,359,281	287,312,316
TOTAL DENMARK		362,814,968
Finland - 0.3%
Tikkurila Oyj	1,550,679	32,024,486
France - 1.0%
Safran SA	2,039,186	129,047,999
Germany - 4.6%
Bayer AG	1,833,900	260,725,319
Linde AG	1,747,819	322,299,610
TOTAL GERMANY		583,024,929
India - 0.5%
Housing Development Finance Corp. Ltd.	3,156,031	56,837,710
Common Stocks - continued
	Shares	Value
Ireland - 2.3%
CRH PLC sponsored ADR	6,015,505	$ 134,807,467
James Hardie Industries PLC CDI	14,466,311	154,306,994
TOTAL IRELAND		289,114,461
Israel - 0.3%
Azrieli Group	1,019,186	32,717,360
Italy - 0.6%
Azimut Holding SpA	1,569,606	36,663,981
Interpump Group SpA	3,015,349	39,298,320
TOTAL ITALY		75,962,301
Japan - 15.0%
Aozora Bank Ltd.	17,523,000	61,591,747
Astellas Pharma, Inc.	11,010,400	170,886,880
Coca-Cola Central Japan Co. Ltd.	2,233,000	40,178,511
DENSO Corp.	7,755,400	355,458,081
East Japan Railway Co.	928,100	72,487,613
Fanuc Corp.	702,200	123,752,762
Fast Retailing Co. Ltd.	380,100	141,305,039
Japan Tobacco, Inc.	1,964,600	67,030,295
Keyence Corp.	580,100	281,106,414
Mitsui Fudosan Co. Ltd.	6,020,000	193,641,970
Seven Bank Ltd.	21,420,700	89,461,436
SHO-BOND Holdings Co. Ltd. (e)	1,672,600	64,629,702
USS Co. Ltd.	11,116,900	174,957,759
Yamato Kogyo Co. Ltd.	1,937,700	62,771,751
TOTAL JAPAN		1,899,259,960
Kenya - 0.1%
Safaricom Ltd.	44,000,000	6,001,118
Korea (South) - 0.5%
NAVER Corp.	88,261	61,937,832
Mexico - 0.5%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	618,112	59,487,099
Netherlands - 1.6%
ING Groep NV (Certificaten Van Aandelen) (a)	14,527,104	208,033,394
South Africa - 1.6%
Clicks Group Ltd.	9,027,484	61,466,855
Common Stocks - continued
	Shares	Value
South Africa - continued
MTN Group Ltd.	2,333,700	$ 51,626,084
Naspers Ltd. Class N	720,510	89,666,660
TOTAL SOUTH AFRICA		202,759,599
Spain - 2.1%
Inditex SA (d)	8,325,360	233,854,011
Prosegur Compania de Seguridad SA (Reg.)	6,021,389	35,313,893
TOTAL SPAIN		269,167,904
Sweden - 5.4%
ASSA ABLOY AB (B Shares)	4,136,139	219,069,759
Atlas Copco AB (A Shares) (d)	4,630,932	133,644,578
H&M Hennes & Mauritz AB (B Shares)	3,687,901	146,683,982
Intrum Justitia AB	1,499,000	44,538,721
Svenska Handelsbanken AB (A Shares)	2,969,871	141,612,993
TOTAL SWEDEN		685,550,033
Switzerland - 12.5%
Nestle SA	6,445,886	472,703,503
Novartis AG	1,893,505	175,722,704
Roche Holding AG (participation certificate)	1,914,267	564,903,323
Schindler Holding AG:
(participation certificate)	688,219	96,135,357
(Reg.)	154,309	20,881,393
UBS AG (NY Shares)	14,584,413	253,477,098
TOTAL SWITZERLAND		1,583,823,378
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	12,027,000	52,054,218
Turkey - 0.6%
Coca-Cola Icecek Sanayi A/S	3,368,278	76,832,472
United Kingdom - 16.0%
Babcock International Group PLC	5,174,861	90,646,565
BAE Systems PLC	9,342,200	68,551,418
Berendsen PLC	2,968,600	47,963,581
BG Group PLC	8,347,322	139,116,728
GlaxoSmithKline PLC	5,817,600	131,559,004
Informa PLC	7,561,193	58,180,030
InterContinental Hotel Group PLC ADR (d)	5,646,727	214,632,093
Johnson Matthey PLC	2,604,527	123,910,575
Prudential PLC	16,744,857	387,744,393
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Reckitt Benckiser Group PLC	3,452,387	$ 289,946,133
Rolls-Royce Group PLC	7,702,711	103,874,686
Rotork PLC	762,297	31,156,858
SABMiller PLC	4,502,736	253,906,694
Shaftesbury PLC	3,910,400	44,789,143
Unite Group PLC	5,472,383	37,380,311
TOTAL UNITED KINGDOM		2,023,358,212
United States of America - 15.7%
Autoliv, Inc. (d)	1,507,727	138,318,875
Berkshire Hathaway, Inc. Class B (a)	685,550	96,086,688
BorgWarner, Inc.	3,118,514	177,817,668
Cummins, Inc.	699,427	102,242,239
FMC Technologies, Inc. (a)	1,045,645	58,597,946
Google, Inc.:
Class A (a)	280,197	159,115,470
Class C (a)	122,497	68,485,623
Martin Marietta Materials, Inc. (d)	957,400	111,939,208
MasterCard, Inc. Class A	2,308,510	193,337,713
Mead Johnson Nutrition Co. Class A	530,956	52,729,240
Mohawk Industries, Inc. (a)	734,515	104,330,511
National Oilwell Varco, Inc.	399,941	29,051,714
Oceaneering International, Inc.	761,819	53,533,021
Philip Morris International, Inc.	1,245,992	110,905,748
PriceSmart, Inc.	590,775	52,596,698
ResMed, Inc. (d)	915,700	47,817,854
Solera Holdings, Inc.	1,527,714	79,364,742
SS&C Technologies Holdings, Inc. (a)	1,632,844	78,899,022
Union Pacific Corp.	616,800	71,826,360
Visa, Inc. Class A	823,324	198,775,113
TOTAL UNITED STATES OF AMERICA		1,985,771,453
TOTAL COMMON STOCKS (Cost $9,652,842,571)		12,487,726,935
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC (Cost $1,110,716)	693,243,990	1,108,982
Money Market Funds - 2.6%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	73,990,826	$ 73,990,826
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	258,704,321	258,704,321
TOTAL MONEY MARKET FUNDS (Cost $332,695,147)		332,695,147
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $9,986,648,434)		12,821,531,064
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(193,984,087)
NET ASSETS - 100%		$ 12,627,546,977
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 207,662
Fidelity Securities Lending Cash Central Fund	5,257,021
Total	$ 5,464,683
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SHO-BOND Holdings Co. Ltd.	$ 53,355,078	$ 24,031,722	$ -	$ 888,708	$ 64,629,702
Total	$ 53,355,078	$ 24,031,722	$ -	$ 888,708	$ 64,629,702
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,122,271,187	$ 1,163,483,830	$ 958,787,357	$ -
Consumer Staples	1,905,207,563	957,870,939	947,336,624	-
Energy	280,299,409	141,182,681	139,116,728	-
Financials	1,981,544,212	984,233,562	997,310,650	-
Health Care	2,059,315,839	595,855,489	1,463,460,350	-
Industrials	1,879,103,466	1,455,603,954	423,499,512	-
Information Technology	1,261,406,948	839,915,515	421,491,433	-
Materials	942,060,091	724,981,346	217,078,745	-
Telecommunication Services	57,627,202	57,627,202	-	-
Money Market Funds	332,695,147	332,695,147	-	-
Total Investments in Securities:	$ 12,821,531,064	$ 7,253,449,665	$ 5,568,081,399	$ -
The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,254,071,660
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $254,332,307) - See accompanying schedule: Unaffiliated issuers (cost $9,601,555,279)	$ 12,424,206,215
Fidelity Central Funds (cost $332,695,147)	332,695,147
Other affiliated issuers (cost $52,398,008)	64,629,702
Total Investments (cost $9,986,648,434)		$ 12,821,531,064
Foreign currency held at value (cost $64)		64
Receivable for investments sold		52,911,941
Receivable for fund shares sold		9,950,443
Dividends receivable		29,851,579
Distributions receivable from Fidelity Central Funds		90,871
Prepaid expenses		41,757
Other receivables		71,098
Total assets		12,914,448,817

Liabilities
Payable for investments purchased	$ 16,509,478
Payable for fund shares redeemed	1,765,230
Accrued management fee	8,466,172
Other affiliated payables	1,037,032
Other payables and accrued expenses	419,607
Collateral on securities loaned, at value	258,704,321
Total liabilities		286,901,840

Net Assets		$ 12,627,546,977
Net Assets consist of:
Paid in capital		$ 9,457,841,416
Undistributed net investment income		167,671,083
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		168,162,089
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,833,872,389
Net Assets		$ 12,627,546,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Series International Growth: Net Asset Value, offering price and redemption price per share ($6,049,346,532 ÷ 427,021,223 shares)	$ 14.17

Class F: Net Asset Value, offering price and redemption price per share ($6,578,200,445 ÷ 462,797,101 shares)	$ 14.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $888,708 earned from other affiliated issuers)		$ 306,397,754
Interest		528
Income from Fidelity Central Funds		5,464,683
Income before foreign taxes withheld		311,862,965
Less foreign taxes withheld		(22,819,348)
Total income		289,043,617

Expenses
Management fee Basic fee	$ 92,020,698
Performance adjustment	9,753,300
Transfer agent fees	11,087,250
Accounting and security lending fees	1,946,737
Custodian fees and expenses	1,202,597
Independent trustees' compensation	53,424
Audit	84,282
Legal	41,163
Interest	14,850
Miscellaneous	88,044
Total expenses before reductions	116,292,345
Expense reductions	(96,567)	116,195,778
Net investment income (loss)		172,847,839
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,263,125
Foreign currency transactions	(662,521)
Total net realized gain (loss)		188,600,604
Change in net unrealized appreciation (depreciation) on: Investment securities	12,464,895
Assets and liabilities in foreign currencies	(1,198,914)
Total change in net unrealized appreciation (depreciation)		11,265,981
Net gain (loss)		199,866,585
Net increase (decrease) in net assets resulting from operations		$ 372,714,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 172,847,839	$ 133,578,174
Net realized gain (loss)	188,600,604	370,154,006
Change in net unrealized appreciation (depreciation)	11,265,981	1,529,936,762
Net increase (decrease) in net assets resulting from operations	372,714,424	2,033,668,942
Distributions to shareholders from net investment income	(98,329,968)	(154,572,907)
Distributions to shareholders from net realized gain	(45,984,907)	-
Total distributions	(144,314,875)	(154,572,907)
Share transactions - net increase (decrease)	1,220,764,933	189,778,640
Total increase (decrease) in net assets	1,449,164,482	2,068,874,675

Net Assets
Beginning of period	11,178,382,495	9,109,507,820
End of period (including undistributed net investment income of $167,671,083 and undistributed net investment income of $94,753,598, respectively)	$ 12,627,546,977	$ 11,178,382,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Growth

Years ended October 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 11.55	$ 10.53	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.16	.15	.16	.09
Net realized and unrealized gain (loss)	.20	2.43	.99	(.46)	.80
Total from investment operations	.37	2.59	1.14	(.30)	.89
Distributions from net investment income	(.10)	(.19)	(.12)	(.05)	-
Distributions from net realized gain	(.05)	-	(.01)	(.01)	-
Total distributions	(.15)	(.19)	(.12) I	(.06)	-
Net asset value, end of period	$ 14.17	$ 13.95	$ 11.55	$ 10.53	$ 10.89
Total Return B, C	2.66%	22.72%	11.00%	(2.77)%	8.90%
Ratios to Average Net Assets E, H
Expenses before reductions	.97%	1.04%	1.05%	1.00%	1.01% A
Expenses net of fee waivers, if any	.97%	1.04%	1.05%	1.00%	1.01% A
Expenses net of all reductions	.97%	1.02%	1.04%	.98%	.99% A
Net investment income (loss)	1.23%	1.26%	1.38%	1.40%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,049,347	$ 5,642,298	$ 5,045,151	$ 4,996,927	$ 3,944,123
Portfolio turnover rate F	33%	41%	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.007 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2014	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.99	$ 11.59	$ 10.57	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20	.18	.17	.18	.11
Net realized and unrealized gain (loss)	.19	2.43	1.00	(.45)	.80
Total from investment operations	.39	2.61	1.17	(.27)	.91
Distributions from net investment income	(.12)	(.21)	(.14)	(.06)	-
Distributions from net realized gain	(.05)	-	(.01)	(.01)	-
Total distributions	(.17)	(.21)	(.15)	(.07)	-
Net asset value, end of period	$ 14.21	$ 13.99	$ 11.59	$ 10.57	$ 10.91
Total Return B, C	2.80%	22.88%	11.23%	(2.50)%	9.10%
Ratios to Average Net Assets E, H
Expenses before reductions	.80%	.85%	.85%	.79%	.78% A
Expenses net of fee waivers, if any	.80%	.85%	.85%	.79%	.78% A
Expenses net of all reductions	.80%	.84%	.84%	.77%	.75% A
Net investment income (loss)	1.40%	1.44%	1.58%	1.62%	1.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,578,200	$ 5,536,085	$ 4,064,357	$ 2,165,942	$ 744,325
Portfolio turnover rate F	33%	41%	27%	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity Series International Small Cap Fund	0.21%	10.52%
Class F	0.47%	10.75%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Annual Report

Fidelity Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Small Cap Fund: For the year, the fund's Series International Small Cap and Class F shares gained 0.21% and 0.47%, respectively, ahead of the benchmark MSCI EAFE Small Cap Index, which returned -1.91%. The fund especially benefited in relative terms from strong stock selection in South Korea and South Africa within emerging markets and the Netherlands and Sweden within Europe. The fund's positioning in Denmark and stock selection in Turkey were negatives. On an individual basis, Fagerhult, a Swedish manufacturer of lighting fixtures, added the most value versus the index. Harmonic Drive Systems, a Japanese maker of gears for robotic arms, also contributed to the fund's results, as did South Korea's Coway and U.K.-based hotel company InterContinental Hotel Group. In contrast, the biggest detractor was PriceSmart, a U.S.-based warehouse retailer that does nearly all of its business in Central America and Colombia. During the period, PriceSmart stock struggled as weak emerging-market economies and a maturing market in Central America made the business environment a little tougher. Another detractor was Goldcrest, a Japanese real estate company, whose shares were hurt as pessimism grew about the Japanese economy. Of all the stocks mentioned, Goldcrest was the lone index member.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
Japan 26.3%
United Kingdom 21.1%
United States of America* 11.4%
Germany 4.8%
Italy 4.0%
Netherlands 3.6%
Sweden 3.1%
Korea (South) 2.5%
Ireland 2.0%
Other 21.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
Japan 23.0%
United Kingdom 19.4%
United States of America* 13.4%
Germany 5.9%
Italy 4.6%
Netherlands 4.1%
Sweden 2.8%
France 2.4%
Ireland 2.4%
Other 22.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	97.9
Short-Term Investments and Net Other Assets (Liabilities)	1.3	2.1
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.6	2.3
Unite Group PLC (United Kingdom, Real Estate Management & Development)	1.7	1.7
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.7	1.6
Fagerhult AB (Sweden, Electrical Equipment)	1.6	1.3
Interpump Group SpA (Italy, Machinery)	1.5	1.8
SS&C Technologies Holdings, Inc. (United States of America, Software)	1.5	1.0
CTS Eventim AG (Germany, Media)	1.5	1.7
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	1.5	1.5
Berendsen PLC (United Kingdom, Commercial Services & Supplies)	1.5	0.9
Bellway PLC (United Kingdom, Household Durables)	1.5	1.2
	16.6
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.0	22.0
Financials	20.2	20.3
Consumer Discretionary	18.1	17.0
Materials	11.2	10.7
Consumer Staples	9.6	9.5
Information Technology	9.6	8.2
Health Care	6.0	7.0
Energy	3.0	3.2

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.8%
DuluxGroup Ltd.	2,369,294	$ 11,196,989
Imdex Ltd. (a)	6,780,171	3,590,155
RCG Corp. Ltd. (e)	15,294,331	8,273,270
Sydney Airport unit	3,717,686	14,453,375
TFS Corp. Ltd.	7,998,182	11,085,718
TOTAL AUSTRALIA		48,599,507
Austria - 1.3%
Andritz AG	516,024	24,909,169
Zumtobel AG	680,119	11,987,475
TOTAL AUSTRIA		36,896,644
Belgium - 1.4%
Gimv NV	295,309	13,414,910
KBC Ancora (a)	852,473	24,661,164
TOTAL BELGIUM		38,076,074
Bermuda - 1.1%
Lazard Ltd. Class A	262,101	12,897,990
Petra Diamonds Ltd. (a)	3,217,591	8,544,319
Vostok Nafta Investment Ltd. SDR (a)(d)	1,263,942	8,096,322
TOTAL BERMUDA		29,538,631
Brazil - 0.3%
Arezzo Industria e Comercio SA	714,000	8,269,825
British Virgin Islands - 0.4%
Gem Diamonds Ltd. (a)	4,337,632	10,772,658
Canada - 1.6%
Pason Systems, Inc.	1,177,800	28,184,434
ShawCor Ltd. Class A	385,600	16,986,860
TOTAL CANADA		45,171,294
Cayman Islands - 0.2%
58.com, Inc. ADR (d)	132,500	5,243,025
Denmark - 1.9%
Jyske Bank A/S (Reg.) (a)	493,219	26,572,957
Spar Nord Bank A/S	2,602,747	26,292,587
TOTAL DENMARK		52,865,544
Finland - 0.7%
Tikkurila Oyj (d)	987,867	20,401,342
Common Stocks - continued
	Shares	Value
France - 2.0%
Coface SA	579,200	$ 7,214,695
Laurent-Perrier Group SA	132,224	10,604,576
Saft Groupe SA	256,617	7,621,436
Vetoquinol SA	208,127	9,389,317
Virbac SA	91,200	20,394,565
TOTAL FRANCE		55,224,589
Germany - 4.0%
alstria office REIT-AG	789,329	9,786,627
CompuGroup Medical AG	1,323,715	30,356,286
CTS Eventim AG	1,603,124	42,268,410
Fielmann AG	423,190	27,592,578
TOTAL GERMANY		110,003,901
Greece - 0.7%
Titan Cement Co. SA (Reg.)	899,599	19,942,512
India - 0.6%
Jyothy Laboratories Ltd. (a)	4,091,337	16,688,164
Ireland - 2.0%
FBD Holdings PLC	1,298,400	21,965,714
James Hardie Industries PLC CDI	3,276,486	34,949,111
TOTAL IRELAND		56,914,825
Israel - 1.7%
Azrieli Group	414,179	13,295,751
Ituran Location & Control Ltd.	502,446	10,295,119
Sarine Technologies Ltd.	4,390,000	10,180,831
Strauss Group Ltd.	820,516	13,234,651
TOTAL ISRAEL		47,006,352
Italy - 4.0%
Azimut Holding SpA	1,693,364	39,554,809
Beni Stabili SpA SIIQ (d)	43,666,820	30,069,231
Interpump Group SpA	3,268,666	42,599,739
TOTAL ITALY		112,223,779
Japan - 26.3%
Air Water, Inc.	550,000	8,767,170
Aozora Bank Ltd.	8,533,000	29,992,717
Artnature, Inc. (d)	1,231,400	16,652,883
Asahi Co. Ltd. (d)	1,013,100	11,264,489
Autobacs Seven Co. Ltd.	1,035,300	15,187,673
Common Stocks - continued
	Shares	Value
Japan - continued
Azbil Corp.	997,700	$ 24,060,012
Broadleaf Co. Ltd.	216,400	3,420,235
Coca-Cola Central Japan Co. Ltd.	1,046,700	18,833,340
Cosmos Pharmaceutical Corp.	139,600	19,959,893
Daiichikosho Co. Ltd.	324,000	8,176,617
Daikokutenbussan Co. Ltd.	567,600	16,515,770
Glory Ltd.	387,900	9,995,985
Goldcrest Co. Ltd.	1,440,910	26,068,766
Harmonic Drive Systems, Inc. (d)	1,140,300	14,721,156
Iwatsuka Confectionary Co. Ltd. (d)	162,300	8,767,053
Kobayashi Pharmaceutical Co. Ltd.	326,400	20,147,576
Koshidaka Holdings Co. Ltd.	305,200	5,211,568
Kyoto Kimono Yuzen Co. Ltd.	356,700	3,214,151
Lasertec Corp. (d)	908,400	11,365,647
Medikit Co. Ltd.	15,000	467,393
Meiko Network Japan Co. Ltd.	514,400	5,784,226
Miraial Co. Ltd. (d)	301,300	4,639,173
Nabtesco Corp.	753,300	18,230,242
Nagaileben Co. Ltd.	1,225,900	23,562,993
ND Software Co. Ltd.	111,268	1,993,931
Nihon M&A Center, Inc.	308,900	8,877,563
Nihon Parkerizing Co. Ltd.	1,618,000	38,621,236
Nippon Seiki Co. Ltd.	638,000	13,591,389
NS Tool Co. Ltd.	2,000	22,971
OBIC Co. Ltd.	912,200	32,564,670
OSG Corp.	2,458,600	40,090,415
Paramount Bed Holdings Co. Ltd.	263,000	7,480,310
San-Ai Oil Co. Ltd.	1,575,000	10,902,289
Seven Bank Ltd.	9,506,500	39,702,957
SHO-BOND Holdings Co. Ltd. (d)	804,000	31,066,771
Shoei Co. Ltd.	550,100	8,406,703
SK Kaken Co. Ltd.	73,000	5,586,876
Software Service, Inc.	175,900	6,698,751
Techno Medica Co. Ltd.	283,000	6,128,536
The Nippon Synthetic Chemical Industry Co. Ltd.	2,720,000	16,607,346
TKC Corp.	599,400	11,766,970
Tocalo Co. Ltd.	458,400	8,647,183
Tsutsumi Jewelry Co. Ltd.	273,600	6,729,600
USS Co. Ltd.	4,583,000	72,127,253
Workman Co. Ltd.	107,400	5,613,288
Yamato Kogyo Co. Ltd.	998,500	32,346,387
TOTAL JAPAN		730,580,123
Common Stocks - continued
	Shares	Value
Korea (South) - 2.5%
Bgf Retail (a)	246,044	$ 15,571,753
Coway Co. Ltd.	507,047	38,508,286
Leeno Industrial, Inc.	379,988	15,048,224
TOTAL KOREA (SOUTH)		69,128,263
Mexico - 0.7%
Consorcio ARA S.A.B. de CV (a)	41,353,427	19,039,543
Netherlands - 3.6%
Aalberts Industries NV	1,369,900	36,471,083
ASM International NV (depositary receipt)	283,800	9,288,774
Heijmans NV (Certificaten Van Aandelen) (d)	1,550,171	21,057,749
VastNed Retail NV	746,955	34,104,860
TOTAL NETHERLANDS		100,922,466
Philippines - 0.5%
Jollibee Food Corp.	3,065,150	13,359,070
South Africa - 1.8%
Alexander Forbes Group Holding (a)	9,630,704	7,509,151
Clicks Group Ltd.	4,317,421	29,396,706
Nampak Ltd.	3,262,570	13,302,003
TOTAL SOUTH AFRICA		50,207,860
Spain - 1.0%
Prosegur Compania de Seguridad SA (Reg.)	4,572,986	26,819,383
Sweden - 3.1%
Fagerhult AB (e)	2,397,342	44,153,831
Intrum Justitia AB	1,409,603	41,882,532
TOTAL SWEDEN		86,036,363
Taiwan - 0.3%
Addcn Technology Co. Ltd.	878,000	8,443,988
Turkey - 1.2%
Albaraka Turk Katilim Bankasi A/S	16,640,671	11,754,371
Coca-Cola Icecek Sanayi A/S	971,544	22,161,510
TOTAL TURKEY		33,915,881
United Kingdom - 21.1%
Advanced Computer Software Group PLC	4,876,731	8,425,411
Babcock International Group PLC	701,700	12,291,479
Bellway PLC	1,456,300	40,745,458
Berendsen PLC	2,572,009	41,555,872
Britvic PLC	2,243,612	24,423,867
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Dechra Pharmaceuticals PLC	1,636,163	$ 19,839,664
Derwent London PLC	422,190	20,065,461
Elementis PLC	6,618,882	27,942,327
Great Portland Estates PLC	2,756,000	30,266,228
H&T Group PLC	1,288,592	3,277,563
Hilton Food Group PLC	901,038	5,405,214
Informa PLC	3,950,785	30,399,540
InterContinental Hotel Group PLC ADR	594,546	22,598,693
ITE Group PLC	4,199,872	11,438,306
Johnson Matthey PLC	433,270	20,612,854
Meggitt PLC	3,112,345	22,459,449
Persimmon PLC	759,100	17,765,681
Rotork PLC	515,000	21,049,253
Shaftesbury PLC	2,990,255	34,249,938
Spectris PLC	1,183,016	34,102,322
Spirax-Sarco Engineering PLC	1,004,400	45,792,052
Ted Baker PLC	559,367	17,404,237
Ultra Electronics Holdings PLC	936,610	26,145,248
Unite Group PLC	6,953,599	47,498,081
TOTAL UNITED KINGDOM		585,754,198
United States of America - 10.1%
ANSYS, Inc. (a)	93,715	7,362,250
Autoliv, Inc.	244,600	22,439,604
Broadridge Financial Solutions, Inc.	236,895	10,406,797
Dril-Quip, Inc. (a)	169,205	15,219,990
Evercore Partners, Inc. Class A	246,100	12,740,597
Kennedy-Wilson Holdings, Inc.	1,044,988	28,308,725
Martin Marietta Materials, Inc. (d)	222,280	25,988,978
Mohawk Industries, Inc. (a)	201,862	28,672,478
Oceaneering International, Inc.	198,667	13,960,330
PriceSmart, Inc.	317,261	28,245,747
ResMed, Inc. (d)	211,800	11,060,196
Solera Holdings, Inc.	670,290	34,821,566
SS&C Technologies Holdings, Inc. (a)	876,788	42,366,396
TOTAL UNITED STATES OF AMERICA		281,593,654
TOTAL COMMON STOCKS (Cost $2,120,733,020)		2,719,639,458
Nonconvertible Preferred Stocks - 0.8%
	Shares	Value
Germany - 0.8%
Sartorius AG (non-vtg.) (Cost $22,926,603)	203,746	$ 22,213,214
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 0.11% (b)	26,240,735	26,240,735
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	61,106,390	61,106,390
TOTAL MONEY MARKET FUNDS (Cost $87,347,125)		87,347,125
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $2,231,006,748)		2,829,199,797
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(49,663,488)
NET ASSETS - 100%		$ 2,779,536,309
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,348
Fidelity Securities Lending Cash Central Fund	1,186,817
Total	$ 1,251,165
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fagerhult AB	$ 16,152,472	$ 8,923,943	$ 21,977	$ 747,378	$ 44,153,831
Heijmans NV (Certificaten Van Aandelen)	16,464,500	4,149,550	-	272,842	-
RCG Corp. Ltd.	840,814	9,594,235	-	615,392	8,273,270
Total	$ 33,457,786	$ 22,667,728	$ 21,977	$ 1,635,612	$ 52,427,101
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 504,081,936	$ 327,142,639	$ 176,939,297	$ -
Consumer Staples	266,608,703	149,044,024	117,564,679	-
Energy	85,253,903	74,351,614	10,902,289	-
Financials	559,362,172	463,597,732	95,764,440	-
Health Care	168,010,567	121,678,653	46,331,914	-
Industrials	583,082,242	426,795,750	156,286,492	-
Information Technology	265,195,168	168,934,473	96,260,695	-
Materials	310,257,981	147,506,993	162,750,988	-
Money Market Funds	87,347,125	87,347,125	-	-
Total Investments in Securities:	$ 2,829,199,797	$ 1,966,399,003	$ 862,800,794	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 70,277,449
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $59,564,902) - See accompanying schedule: Unaffiliated issuers (cost $2,109,894,847)	$ 2,689,425,571
Fidelity Central Funds (cost $87,347,125)	87,347,125
Other affiliated issuers (cost $33,764,776)	52,427,101
Total Investments (cost $2,231,006,748)		$ 2,829,199,797
Foreign currency held at value (cost $859,724)		859,637
Receivable for investments sold		5,514,672
Receivable for fund shares sold		2,278,828
Dividends receivable		7,141,817
Distributions receivable from Fidelity Central Funds		47,961
Prepaid expenses		9,826
Other receivables		3,213
Total assets		2,845,055,751

Liabilities
Payable for investments purchased	$ 1,378,641
Payable for fund shares redeemed	403,736
Accrued management fee	2,126,891
Other affiliated payables	295,258
Other payables and accrued expenses	208,526
Collateral on securities loaned, at value	61,106,390
Total liabilities		65,519,442

Net Assets		$ 2,779,536,309
Net Assets consist of:
Paid in capital		$ 2,133,815,552
Undistributed net investment income		27,520,165
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		20,257,329
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		597,943,263
Net Assets		$ 2,779,536,309

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($1,330,809,132 ÷ 87,469,652 shares)	$ 15.21

Class F: Net Asset Value, offering price and redemption price per share ($1,448,727,177 ÷ 94,900,839 shares)	$ 15.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends (including $1,635,612 earned from other affiliated issuers)		$ 63,556,416
Interest		6
Income from Fidelity Central Funds		1,251,165
Income before foreign taxes withheld		64,807,587
Less foreign taxes withheld		(5,512,014)
Total income		59,295,573

Expenses
Management fee Basic fee	$ 24,638,448
Performance adjustment	2,927,891
Transfer agent fees	2,446,205
Accounting and security lending fees	1,274,031
Custodian fees and expenses	337,430
Independent trustees' compensation	11,731
Audit	67,207
Legal	8,745
Miscellaneous	19,359
Total expenses		31,731,047
Net investment income (loss)		27,564,526
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,540,361
Other affiliated issuers	11,017
Foreign currency transactions	(314,965)
Total net realized gain (loss)		36,236,413
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $57,160)	(48,595,583)
Assets and liabilities in foreign currencies	(178,220)
Total change in net unrealized appreciation (depreciation)		(48,773,803)
Net gain (loss)		(12,537,390)
Net increase (decrease) in net assets resulting from operations		$ 15,027,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,564,526	$ 23,222,109
Net realized gain (loss)	36,236,413	93,039,428
Change in net unrealized appreciation (depreciation)	(48,773,803)	390,724,094
Net increase (decrease) in net assets resulting from operations	15,027,136	506,985,631
Distributions to shareholders from net investment income	(22,654,352)	(20,487,378)
Distributions to shareholders from net realized gain	(73,752,533)	(1,498,848)
Total distributions	(96,406,885)	(21,986,226)
Share transactions - net increase (decrease)	555,726,987	(56,862,699)
Total increase (decrease) in net assets	474,347,238	428,136,706

Net Assets
Beginning of period	2,305,189,071	1,877,052,365
End of period (including undistributed net investment income of $27,520,165 and undistributed net investment income of $22,673,543, respectively)	$ 2,779,536,309	$ 2,305,189,071

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Years ended October 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.75	$ 12.44	$ 11.22	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.15	.15	.17G	.06
Net realized and unrealized gain (loss)	(.11)	3.29	1.19	(.19)	1.34
Total from investment operations	.03	3.44	1.34	(.02)	1.40
Distributions from net investment income	(.13)	(.12)	(.11)	(.09)	-
Distributions from net realized gain	(.44)	(.01)	(.01)	(.07)	-
Total distributions	(.57)	(.13)	(.12)	(.16)	-
Net asset value, end of period	$ 15.21	$ 15.75	$ 12.44	$ 11.22	$ 11.40
Total ReturnB, C	.21%	27.95%	12.07%	(.23)%	14.00%
Ratios to Average Net Assets E, I
Expenses before reductions	1.18%	1.23%	1.22%	1.14%	1.21%A
Expenses net of fee waivers, if any	1.18%	1.23%	1.22%	1.14%	1.21%A
Expenses net of all reductions	1.18%	1.22%	1.22%	1.13%	1.18%A
Net investment income (loss)	.86%	1.05%	1.27%	1.47%G	.68%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,330,809	$ 1,163,381	$ 1,040,585	$ 1,107,242	$ 701,814
Portfolio turnover rateF	18%	29%	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.79	$ 12.48	$ 11.26	$ 11.43	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.17	.17	.20G	.09
Net realized and unrealized gain (loss)	(.09)	3.30	1.19	(.20)	1.34
Total from investment operations	.07	3.47	1.36	-	1.43
Distributions from net investment income	(.15)	(.15)	(.13)	(.10)	-
Distributions from net realized gain	(.44)	(.01)	(.01)	(.07)	-
Total distributions	(.59)	(.16)	(.14)	(.17)	-
Net asset value, end of period	$ 15.27	$ 15.79	$ 12.48	$ 11.26	$ 11.43
Total ReturnB, C	.47%	28.14%	12.25%	(.03)%	14.30%
Ratios to Average Net Assets E, I
Expenses before reductions	1.01%	1.04%	1.02%	.93%	.98%A
Expenses net of fee waivers, if any	1.01%	1.04%	1.02%	.93%	.98%A
Expenses net of all reductions	1.01%	1.03%	1.01%	.92%	.94%A
Net investment income (loss)	1.04%	1.24%	1.47%	1.68%G	.92%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,448,727	$ 1,141,808	$ 836,468	$ 480,498	$ 130,513
Portfolio turnover rateF	18%	29%	25%	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.21%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Fidelity Series International Value Fund	-1.25%	3.59%
Class F	-1.18%	3.78%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Annual Report

Fidelity Series International Value Fund

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Portfolio Manager of Fidelity® Series International Value Fund: For the year, the fund's Series International Value and Class F shares returned -1.25% and -1.18, respectively, trailing the -0.45% return of the benchmark MSCI EAFE Value Index. Versus the index, the fund was hurt by its investments in higher-quality Japanese financials firms, which lagged due to a rising yen and investor reaction to the U.S. central bank's announcement last fall that its stimulus program may end following a period of tapering. From this category, investments in bank holdings company Sumitomo Mitsui Financial Group and diversified conglomerate ORIX were sore spots. An overweighting, on average, in Sumitomo Mitsui was the fund's biggest relative detractor during the past year. Whereas I became more bearish on Sumitomo Mitsui, I held on to ORIX, believing in its ability to deliver long-term results. Conversely, selling our holdings in U.K.-based food retailer Tesco prior to second half of the year proved the biggest relative contributor, as sliding sales and a loss in market share steadily eroded its stock price. Additionally, the stock, which had been declining over the summer, dipped in early August after the firm issued its third profit warning of the year, then again in September after its new chief executive reported that Tesco's first-half profits had been overstated and four senior executives were suspended.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 23.4%
Japan 18.6%
France 14.4%
Switzerland 7.9%
Germany 7.8%
Australia 5.8%
United States of America* 3.5%
Spain 2.9%
Netherlands 2.5%
Other 13.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2014
United Kingdom 24.7%
France 18.2%
Japan 15.8%
Switzerland 7.8%
Germany 7.5%
Australia 5.5%
United States of America* 4.6%
Sweden 2.1%
Netherlands 1.9%
Other 11.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	97.2
Short-Term Investments and Net Other Assets (Liabilities)	1.0	2.8
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	3.3	4.8
Novartis AG (Switzerland, Pharmaceuticals)	3.2	2.4
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	2.7	2.2
Westpac Banking Corp. (Australia, Banks)	2.4	2.3
Sanofi SA (France, Pharmaceuticals)	2.2	2.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.2	1.3
BHP Billiton PLC (United Kingdom, Metals & Mining)	2.2	1.7
Nestle SA (Switzerland, Food Products)	2.1	2.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.0	2.0
	24.3
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.5	24.5
Health Care	16.2	15.9
Consumer Discretionary	10.3	10.7
Telecommunication Services	9.0	8.4
Consumer Staples	8.5	8.3
Industrials	8.1	9.8
Energy	7.2	6.5
Information Technology	5.5	4.1
Materials	4.8	6.0
Utilities	3.9	3.0

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 5.8%
Ansell Ltd.	3,467,096	$ 60,815,080
Australia & New Zealand Banking Group Ltd.	6,930,246	205,069,994
Telstra Corp. Ltd.	14,779,457	73,544,873
Transurban Group unit	11,721,408	83,947,627
Westpac Banking Corp.	9,579,350	294,031,193
TOTAL AUSTRALIA		717,408,767
Bailiwick of Jersey - 1.2%
Shire PLC	1,275,300	85,568,713
Wolseley PLC	1,230,833	65,310,521
TOTAL BAILIWICK OF JERSEY		150,879,234
Belgium - 0.9%
Anheuser-Busch InBev SA NV	671,730	74,491,097
UCB SA	513,634	41,445,296
TOTAL BELGIUM		115,936,393
Bermuda - 0.1%
Travelport Worldwide Ltd.	1,214,581	17,550,695
Canada - 1.1%
Imperial Oil Ltd.	1,445,600	69,557,595
Potash Corp. of Saskatchewan, Inc.	2,008,200	68,546,608
TOTAL CANADA		138,104,203
Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	40,242	93,770,398
Finland - 1.1%
Sampo Oyj (A Shares)	2,786,013	133,262,623
France - 14.4%
Atos Origin SA	1,325,695	91,520,724
AXA SA	5,822,573	134,329,620
BNP Paribas SA	3,040,318	191,032,121
Cap Gemini SA	1,537,805	101,095,683
GDF Suez	4,709,653	114,231,306
Havas SA	9,287,642	75,070,315
Orange SA	7,768,800	123,682,195
Renault SA	975,692	72,419,835
Sanofi SA	3,058,550	277,533,128
Schneider Electric SA	799,805	63,023,092
Common Stocks - continued
	Shares	Value
France - continued
Total SA	6,843,922	$ 408,604,764
Vivendi SA	5,907,350	144,169,445
TOTAL FRANCE		1,796,712,228
Germany - 6.8%
Allianz SE	1,340,527	213,173,474
BASF AG	2,360,972	207,815,720
Bayer AG	909,614	129,319,701
Continental AG	394,133	77,370,652
Fresenius SE & Co. KGaA	1,738,500	89,431,582
GEA Group AG	1,619,322	74,463,452
Siemens AG	440,050	49,634,742
TOTAL GERMANY		841,209,323
Ireland - 0.9%
Actavis PLC (a)	442,100	107,315,354
Israel - 1.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,622,192	148,075,182
Italy - 1.2%
Intesa Sanpaolo SpA	29,579,000	86,955,136
Telecom Italia SpA (a)(d)	53,244,800	60,341,383
TOTAL ITALY		147,296,519
Japan - 18.6%
Astellas Pharma, Inc.	8,074,400	125,318,701
Dentsu, Inc.	1,934,300	71,916,336
East Japan Railway Co.	1,153,000	90,053,031
Fujitsu Ltd.	9,394,000	57,110,477
Hitachi Ltd.	14,929,000	117,304,245
Hoya Corp.	3,413,800	120,803,601
Itochu Corp.	13,155,000	159,024,789
Japan Tobacco, Inc.	5,500,600	187,675,273
KDDI Corp.	1,977,400	129,854,786
Mitsubishi Electric Corp.	5,811,000	74,925,870
Mitsubishi UFJ Financial Group, Inc.	47,240,400	275,374,446
Nippon Telegraph & Telephone Corp.	2,078,000	129,290,789
OMRON Corp.	1,671,200	79,105,703
ORIX Corp.	6,002,000	83,309,225
Seven & i Holdings Co., Ltd.	3,433,600	134,103,121
Seven Bank Ltd.	16,443,800	68,675,905
SoftBank Corp.	736,900	53,645,891
Common Stocks - continued
	Shares	Value
Japan - continued
Sony Financial Holdings, Inc.	4,348,800	$ 69,427,314
Sumitomo Mitsui Trust Holdings, Inc.	26,450,000	107,988,060
Toyota Motor Corp.	3,065,100	184,449,175
TOTAL JAPAN		2,319,356,738
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	50,264	58,196,014
Luxembourg - 0.5%
RTL Group SA	607,639	56,470,082
Netherlands - 2.5%
ING Groep NV (Certificaten Van Aandelen) (a)	10,257,034	146,884,444
Reed Elsevier NV	6,917,046	159,189,586
TOTAL NETHERLANDS		306,074,030
Norway - 0.7%
Statoil ASA	3,949,600	90,388,307
Singapore - 0.8%
Singapore Telecommunications Ltd.	31,663,000	93,193,002
Spain - 2.9%
Amadeus IT Holding SA Class A	1,852,674	68,025,178
Banco Bilbao Vizcaya Argentaria SA	13,224,418	147,913,640
Iberdrola SA	20,543,000	145,218,860
TOTAL SPAIN		361,157,678
Sweden - 2.2%
Meda AB (A Shares) (d)	3,790,800	49,796,876
Nordea Bank AB	13,272,533	170,217,137
Svenska Cellulosa AB (SCA) (B Shares)	2,397,362	53,601,900
TOTAL SWEDEN		273,615,913
Switzerland - 7.9%
Credit Suisse Group AG	4,777,681	127,295,589
Nestle SA	3,571,696	261,927,252
Novartis AG	4,275,240	396,754,554
Roche Holding AG (participation certificate)	294,344	86,861,396
Syngenta AG (Switzerland)	158,802	49,110,726
UBS AG (NY Shares)	3,673,671	63,848,402
TOTAL SWITZERLAND		985,797,919
United Kingdom - 23.4%
AstraZeneca PLC (United Kingdom)	3,150,950	230,171,803
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BAE Systems PLC	19,238,450	$ 141,168,358
Barclays PLC	43,120,037	165,836,149
BG Group PLC	4,653,100	77,548,709
BHP Billiton PLC	10,550,157	272,580,254
BT Group PLC	5,099,168	30,061,273
Bunzl PLC	4,328,329	117,362,273
Compass Group PLC	7,834,917	126,087,178
GlaxoSmithKline PLC	2,728,008	61,691,078
HSBC Holdings PLC sponsored ADR (d)	6,620,688	337,787,502
Imperial Tobacco Group PLC	4,195,784	181,962,202
Informa PLC	8,064,610	62,053,601
ITV PLC	34,834,685	113,121,842
Liberty Global PLC Class A (a)	1,616,400	73,497,708
National Grid PLC	15,203,128	225,613,832
Next PLC	586,900	60,509,780
Prudential PLC	4,620,401	106,990,139
Royal Dutch Shell PLC Class A sponsored ADR	3,523,413	252,945,819
Standard Chartered PLC (United Kingdom)	2,296,472	34,517,768
Vodafone Group PLC sponsored ADR	7,341,666	243,890,145
TOTAL UNITED KINGDOM		2,915,397,413
United States of America - 2.5%
AbbVie, Inc.	818,829	51,962,888
Altria Group, Inc.	1,542,700	74,574,118
Constellation Brands, Inc. Class A (sub. vtg.) (a)	884,400	80,957,976
ResMed, Inc. CDI	12,495,874	65,708,901
T-Mobile U.S., Inc. (a)	1,478,000	43,142,820
TOTAL UNITED STATES OF AMERICA		316,346,703
TOTAL COMMON STOCKS (Cost $11,446,106,925)		12,183,514,718
Nonconvertible Preferred Stocks - 1.0%

Germany - 1.0%
Volkswagen AG (Cost $129,679,552)	607,990	129,561,548
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	51,516,200	$ 51,516,200
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	158,661,960	158,661,960
TOTAL MONEY MARKET FUNDS (Cost $210,178,160)		210,178,160
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $11,785,964,637)		12,523,254,426
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(84,481,953)
NET ASSETS - 100%		$ 12,438,772,473
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 163,754
Fidelity Securities Lending Cash Central Fund	10,474,227
Total	$ 10,637,981
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,279,268,333	$ 1,022,902,822	$ 256,365,511	$ -
Consumer Staples	1,049,292,939	391,096,196	658,196,743	-
Energy	899,045,194	322,503,414	576,541,780	-
Financials	3,163,919,881	1,064,995,173	2,098,924,708	-
Health Care	2,007,770,233	617,346,879	1,390,423,354	-
Industrials	1,012,684,153	555,098,094	457,586,059	-
Information Technology	693,161,625	318,837,599	374,324,026	-
Materials	598,053,308	276,362,328	321,690,980	-
Telecommunication Services	1,124,816,602	431,202,410	693,614,192	-
Utilities	485,063,998	259,450,166	225,613,832	-
Money Market Funds	210,178,160	210,178,160	-	-
Total Investments in Securities:	$ 12,523,254,426	$ 5,469,973,241	$ 7,053,281,185	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,066,257,986
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $155,388,725) - See accompanying schedule: Unaffiliated issuers (cost $11,575,786,477)	$ 12,313,076,266
Fidelity Central Funds (cost $210,178,160)	210,178,160
Total Investments (cost $11,785,964,637)		$ 12,523,254,426
Receivable for investments sold		169,741,999
Receivable for fund shares sold		9,950,321
Dividends receivable		38,003,882
Distributions receivable from Fidelity Central Funds		356,430
Prepaid expenses		42,214
Other receivables		186,635
Total assets		12,741,535,907

Liabilities
Payable to custodian bank	$ 7
Payable for investments purchased	133,462,326
Payable for fund shares redeemed	1,765,230
Accrued management fee	7,427,798
Other affiliated payables	1,045,393
Other payables and accrued expenses	400,720
Collateral on securities loaned, at value	158,661,960
Total liabilities		302,763,434

Net Assets		$ 12,438,772,473
Net Assets consist of:
Paid in capital		$ 10,910,418,563
Undistributed net investment income		485,385,663
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		306,858,177
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		736,110,070
Net Assets		$ 12,438,772,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Series International Value: Net Asset Value, offering price and redemption price per share ($5,971,189,491 ÷ 556,628,394 shares)	$ 10.73

Class F: Net Asset Value, offering price and redemption price per share ($6,467,582,982 ÷ 600,885,964 shares)	$ 10.76

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 455,562,825
Special dividends		208,752,868
Interest		249
Income from Fidelity Central Funds		10,637,981
Income before foreign taxes withheld		674,953,923
Less foreign taxes withheld		(33,630,641)
Total income		641,323,282

Expenses
Management fee Basic fee	$ 92,413,923
Performance adjustment	(10,470,035)
Transfer agent fees	11,148,599
Accounting and security lending fees	1,961,239
Custodian fees and expenses	1,109,554
Independent trustees' compensation	53,702
Audit	78,225
Legal	41,233
Interest	10,471
Miscellaneous	88,612
Total expenses before reductions	96,435,523
Expense reductions	(454,296)	95,981,227
Net investment income (loss)		545,342,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	407,896,726
Foreign currency transactions	(5,244,713)
Total net realized gain (loss)		402,652,013
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,081,027,560)
Assets and liabilities in foreign currencies	(1,194,740)
Total change in net unrealized appreciation (depreciation)		(1,082,222,300)
Net gain (loss)		(679,570,287)
Net increase (decrease) in net assets resulting from operations		$ (134,228,232)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 545,342,055	$ 266,930,898
Net realized gain (loss)	402,652,013	863,801,313
Change in net unrealized appreciation (depreciation)	(1,082,222,300)	1,178,227,478
Net increase (decrease) in net assets resulting from operations	(134,228,232)	2,308,959,689
Distributions to shareholders from net investment income	(280,500,370)	(264,134,724)
Distributions to shareholders from net realized gain	(41,143,110)	(56,993,210)
Total distributions	(321,643,480)	(321,127,934)
Share transactions - net increase (decrease)	1,583,070,862	101,473,805
Total increase (decrease) in net assets	1,127,199,150	2,089,305,560

Net Assets
Beginning of period	11,311,573,323	9,222,267,763
End of period (including undistributed net investment income of $485,385,663 and undistributed net investment income of $245,251,345, respectively)	$ 12,438,772,473	$ 11,311,573,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Value

Years ended October 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 9.16	$ 8.59	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.45G	.26	.29	.30	.18
Net realized and unrealized gain (loss)	(.59)	2.03	.50	(1.45)	(.27)
Total from investment operations	(.14)	2.29	.79	(1.15)	(.09)
Distributions from net investment income	(.24)	(.26)	(.22)	(.13)	-
Distributions from net realized gain	(.04)	(.06)	-	(.04)	-
Total distributions	(.27) K	(.31) J	(.22)	(.17)	-
Net asset value, end of period	$ 10.73	$ 11.14	$ 9.16	$ 8.59	$ 9.91
Total ReturnB, C	(1.25)%	25.78%	9.56%	(11.84)%	(.90)%
Ratios to Average Net Assets E, I
Expenses before reductions	.82%	.88%	.90%	.95%	1.01%A
Expenses net of fee waivers, if any	.82%	.88%	.90%	.95%	1.01%A
Expenses net of all reductions	.81%	.85%	.87%	.93%	.99%A
Net investment income (loss)	4.05% G	2.58%	3.35%	3.05%	2.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,971,189	$ 5,710,397	$ 5,107,633	$ 4,503,487	$ 3,865,058
Portfolio turnover rateF	70%	80%	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.31 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.057 per share.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.036 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2014	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 9.19	$ 8.62	$ 9.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.47G	.28	.30	.31	.20
Net realized and unrealized gain (loss)	(.60)	2.04	.51	(1.44)	(.27)
Total from investment operations	(.13)	2.32	.81	(1.13)	(.07)
Distributions from net investment income	(.25)	(.27)	(.24)	(.14)	-
Distributions from net realized gain	(.04)	(.06)	-	(.04)	-
Total distributions	(.29)	(.33)	(.24)	(.18)	-
Net asset value, end of period	$ 10.76	$ 11.18	$ 9.19	$ 8.62	$ 9.93
Total ReturnB, C	(1.18)%	26.05%	9.77%	(11.61)%	(.70)%
Ratios to Average Net Assets E, I
Expenses before reductions	.65%	.69%	.70%	.74%	.78%A
Expenses net of fee waivers, if any	.65%	.69%	.70%	.74%	.78%A
Expenses net of all reductions	.64%	.67%	.67%	.72%	.75%A
Net investment income (loss)	4.22%G	2.76%	3.55%	3.26%	2.47%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,467,583	$ 5,601,176	$ 4,114,635	$ 1,955,967	$ 730,524
Portfolio turnover rateF	70%	80%	63%	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.64%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs),

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Series Emerging Markets Fund	$ 9,353,924,711	$ 1,491,160,458	$ (617,910,518)	$ 873,249,940
Fidelity Series International Growth Fund	10,004,643,707	2,995,411,457	(178,524,100)	2,816,887,357
Fidelity Series International Small Cap Fund	2,247,138,987	687,139,787	(105,078,977)	582,060,810
Fidelity Series International Value Fund	11,848,142,824	1,260,333,840	(585,222,238)	675,111,602

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$ 76,236,744	$ -	$ (170,132,361)	$ 871,981,408
Fidelity Series International Growth Fund	167,779,579	186,157,361	-	2,815,768,620
Fidelity Series International Small Cap Fund	30,288,339	33,684,947	-	581,804,631
Fidelity Series International Value Fund	485,425,153	369,036,365	-	673,892,392

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$ (170,132,361)	$ -	$ (170,132,361)

The tax character of distributions paid was as follows:

October 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 85,373,110	$ -	$ 85,373,110
Fidelity Series International Growth Fund	98,329,968	45,984,907	144,314,875
Fidelity Series International Small Cap Fund	29,845,642	66,561,243	96,406,885
Fidelity Series International Value Fund	321,643,480	-	321,643,480
October 31, 2013
	Ordinary Income	Long-Term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 86,946,753	$ -	$ 86,946,753
Fidelity Series International Growth Fund	154,572,907	-	154,572,907
Fidelity Series International Small Cap Fund	21,986,226	-	21,986,226
Fidelity Series International Value Fund	321,127,934	-	321,127,934

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fidelity Series Emerging Markets Fund recognized net realized gain (loss) of $(33,204,989) and a change in net unrealized appreciation (depreciation) of $8,302,316 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	9,971,193,312	7,633,340,346
Fidelity Series International Growth Fund	5,556,744,943	4,195,534,275
Fidelity Series International Small Cap Fund	1,012,599,722	495,627,160
Fidelity Series International Value Fund	10,991,235,172	9,092,278,261

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on each fund's relative investment performance of the asset-weighted return of all classes as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

Fund Name	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.25%	.80%
Fidelity Series International Growth Fund	.45%	.25%	.77%
Fidelity Series International Small Cap Fund	.60%	.25%	.95%
Fidelity Series International Value Fund	.45%	.25%	.62%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Fidelity Series Emerging Markets Fund	Amount	% of Class-Level Average Net Assets
Series Emerging Markets	$ 7,114,834.17
Fidelity Series International Growth Fund
Series International Growth	11,087,250.17
Fidelity Series International Small Cap Fund
Series International Small Cap	2,446,205.17
Fidelity Series International Value Fund
Series International Value	11,148,599.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 94,395
Fidelity Series International Growth Fund	8,597
Fidelity Series International Small Cap Fund	2,904
Fidelity Series International Value Fund	13,637

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Growth Fund	Borrower	$ 102,435,529.31%		$ 14,850
Fidelity Series International Value Fund	Borrower	70,863,588.31%		10,471

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$ 13,151
Fidelity Series International Growth Fund	20,984
Fidelity Series International Small Cap Fund	4,572
Fidelity Series International Value Fund	21,086

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next

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8. Security Lending - continued

business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Fund	$ 1,617,498	$ 18,647	$ 833,490
Fidelity Series International Growth Fund	5,257,021	186,367	-
Fidelity Series International Small Cap Fund	1,186,817	91,172	8,517,082
Fidelity Series International Value Fund	10,474,227	2,096	-

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Emerging Markets Fund	$ 60,546	$ 204
Fidelity Series International Growth Fund	96,567	-
Fidelity Series International Value Fund	454,296	-

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$ 38,549,457	$ 42,756,925
Class F	44,053,623	41,009,060
Total	$ 82,603,080	$ 83,765,985
From net realized gain
Series Emerging Markets	$ 1,393,354	$ 1,733,389
Class F	1,376,676	1,447,379
Total	$ 2,770,030	$ 3,180,768
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$ 44,982,373	$ 79,982,034
Class F	53,347,595	74,590,873
Total	$ 98,329,968	$ 154,572,907
From net realized gain
Series International Growth	$ 23,186,790	$ -
Class F	22,798,117	-
Total	$ 45,984,907	$ -
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$ 10,579,671	$ 10,164,093
Class F	12,074,681	10,323,285
Total	$ 22,654,352	$ 20,487,378
From net realized gain
Series International Small Cap	$ 37,028,847	$ 819,685
Class F	36,723,686	679,163
Total	$ 73,752,533	$ 1,498,848
Fidelity Series International Value Fund
From net investment income
Series International Value	$ 136,444,048	$ 139,841,918
Class F	144,056,322	124,292,806
Total	$ 280,500,370	$ 264,134,724
From net realized gain
Series International Value	$ 20,725,678	$ 31,136,677
Class F	20,417,432	25,856,533
Total	$ 41,143,110	$ 56,993,210

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	92,426,382	38,959,533	$ 1,645,786,227	$ 645,995,579
Reinvestment of distributions	2,310,168	2,717,796	39,942,811	44,490,314
Shares redeemed	(28,925,774)	(31,216,858)	(505,237,270)	(524,357,869)
Net increase (decrease)	65,810,776	10,460,471	$ 1,180,491,768	$ 166,128,024
Class F
Shares sold	119,603,499	48,367,901	$ 2,144,127,127	$ 813,845,994
Reinvestment of distributions	2,622,996	2,590,387	45,430,299	42,456,439
Shares redeemed	(28,307,280)	(10,556,755)	(494,527,855)	(179,653,412)
Net increase (decrease)	93,919,215	40,401,533	$ 1,695,029,571	$ 676,649,021
Fidelity Series International Growth Fund
Series International Growth
Shares sold	111,100,310	39,398,443	$ 1,551,845,942	$ 510,170,838
Reinvestment of distributions	4,921,961	6,859,523	68,169,163	79,982,034
Shares redeemed	(93,568,720)	(78,355,276)	(1,326,687,201)	(971,293,070)
Net increase (decrease)	22,453,551	(32,097,310)	$ 293,327,904	$ (381,140,198)
Class F
Shares sold	144,005,124	72,396,842	$ 2,024,480,402	$ 918,440,640
Reinvestment of distributions	5,489,958	6,386,205	76,145,712	74,590,873
Shares redeemed	(82,443,810)	(33,723,110)	(1,173,189,085)	(422,112,675)
Net increase (decrease)	67,051,272	45,059,937	$ 927,437,029	$ 570,918,838
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	27,564,831	5,971,087	$ 428,962,557	$ 84,453,632
Reinvestment of distributions	3,165,460	869,658	47,608,518	10,983,778
Shares redeemed	(17,122,638)	(16,651,980)	(270,568,578)	(224,499,941)
Net increase (decrease)	13,607,653	(9,811,235)	$ 206,002,497	$ (129,062,531)

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Series International Small Cap
Class F
Shares sold	33,881,109	12,254,974	$ 531,825,078	$ 168,713,546
Reinvestment of distributions	3,238,113	869,759	48,798,367	11,002,448
Shares redeemed	(14,508,461)	(7,885,777)	(230,898,955)	(107,516,162)
Net increase (decrease)	22,610,761	5,238,956	$ 349,724,490	$ 72,199,832
Fidelity Series International Value Fund
Series International Value
Shares sold	144,202,227	47,159,267	$ 1,593,743,427	$ 484,088,995
Reinvestment of distributions	14,552,752	18,706,630	157,169,726	170,978,595
Shares redeemed	(114,686,628)	(110,968,953)	(1,270,496,899)	(1,082,752,825)
Net increase (decrease)	44,068,351	(45,103,056)	$ 480,416,254	$ (427,685,235)
Class F
Shares sold	185,652,636	89,535,804	$ 2,061,243,349	$ 896,793,608
Reinvestment of distributions	15,200,901	16,409,764	164,473,754	150,149,339
Shares redeemed	(101,157,768)	(52,596,433)	(1,123,062,495)	(517,783,907)
Net increase (decrease)	99,695,769	53,349,135	$ 1,102,654,608	$ 529,159,040

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Fidelity Series International Growth Fund (fund of Fidelity Investment Trust) at October 31, 2014, the results of each of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of Fidelity Series International Growth Fund. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2014

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (Funds of Fidelity Investment Trust), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Name, Year of Birth; Principal Occupation
Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Name, Year of Birth; Principal Occupation
Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets Fund	12/08/14	12/05/14	$0.139	$0.000
Class F	12/08/14	12/05/14	$0.166	$0.000
Series International Growth Fund	12/08/14	12/05/14	$0.186	$0.21
Class F	12/08/14	12/05/14	$0.212	$0.21
Series International Small Cap Fund	12/08/14	12/05/14	$0.140	$0.203
Class F	12/08/14	12/05/14	$0.172	$0.203
Series International Value Fund	12/08/14	12/05/14	$0.437	$0.32
Class F	12/08/14	12/05/14	$0.457	$0.32

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Series International Growth Fund	$187,039,175
Series International Small Cap Fund	$33,720,100
Series International Value Fund	$369,036,365

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders.

Fund	December 06, 2013
Series Emerging Markets Fund	0%
Class F	0%
Series International Growth Fund	17%
Class F	14%
Series International Small Cap Fund	6%
Class F	5%
Series International Value Fund	0%
Class F	0%

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	December 06, 2013
Series Emerging Markets Fund	100%
Class F	100%
Series International Growth Fund	100%
Class F	100%
Series International Small Cap Fund	100%
Class F	100%
Series International Value Fund	76%
Class F	72%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Series Emerging Markets Fund	12/09/13	$0.1802	$0.0342
Class F	12/09/13	$0.2029	$0.0342
Series International Growth Fund	12/09/13	$0.107	$0.01
Class F	12/09/13	$0.127	$0.01
Series International Small Cap Fund	12/09/13	$0.1177	$0.0153
Class F	12/09/13	$0.1299	$0.0153
Series International Value Fund	12/09/13	$0.1778	$0.0076
Class F	12/09/13	$0.1886	$0.0076

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the funds' sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the funds were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the funds at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of Fidelity Series Emerging Markets Fund in May 2012 and October 2013 and for a sleeve of Fidelity Series International Value Fund in September 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For each fund (except Fidelity Series Emerging Markets Fund), returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board has discussed Fidelity Series International Value Fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2013 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Annual Report

The Board also considered that each of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

Annual Report

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Value Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of each of Fidelity Series International Growth Fund's and Fidelity Series International Small Cap Fund's positive performance adjustment and Fidelity Series International Value Fund's negative performance adjustment on the fund's management fee ranking.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL

Fidelity Series Emerging Markets Fund

State Street Bank and Trust Company

Quincy, MA

Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GSV-S-ANN-1214
1.907943.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Class A, Class T,
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T, and
Class C are classes of
Fidelity® Total Emerging
Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-2.64%	4.01%
Class T (incl. 3.50% sales charge)	-0.57%	4.57%
Class C (incl. contingent deferred sales charge) B	1.56%	5.29%

A From November 1, 2011.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by investors' risk-taking and subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Turning to bonds, late-period strength in the U.S. dollar took its toll on performance: The Barclays® Global Aggregate GDP Weighted Index gained 1.09% for the year, lagging the 4.14% return of the Barclays® U.S. Aggregate Bond Index. Global corporate debt (+3%) fared relatively better, but still lagged the broad U.S. bond market.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: For the year, the fund's Class A, Class T and Class C shares gained 3.30%, 3.04% and 2.56%, respectively (excluding sales charges), compared with 0.98% for the MSCI Emerging Markets Index and 3.53% for the Fidelity Total Emerging Markets Composite IndexSM. Versus the Composite index, the fund's overweighting in equities, which underperformed, and underweighting in strong-performing EM debt detracted. However, the biggest contribution came from security selection among equities. Here, the equity sleeve's top individual contributor was South Korean cosmetics firm AMOREPACIFIC Group. Over the past year, the stock price tripled, benefiting from rapidly increasing demand for makeup among Chinese consumers, especially via e-commerce and duty-free sales. Conversely, positioning in Russia hurt results, including an investment in market-leading bank Sberbank. Turning to EM debt, underweighting Russia helped. We notably reduced exposure here in the first half of the period amid rising geopolitical uncertainty that caused a steep sell-off, although we added to our position shortly after that happened. On the flip side, it hurt to largely avoid Argentina.

Note to shareholders: Effective October 1, 2014, Per Johansson and Douglas Chow were no longer Co-Portfolio Managers of the fund, and Co-Portfolio Managers Gregory Lee and Tim Gannon became responsible for the energy and information technology subportfolios, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.65%
Actual		$ 1,000.00	$ 1,033.10	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,031.30	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,028.70	$ 12.27
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.9	3.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3	2.6
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.5	1.7
Naspers Ltd. Class N (South Africa, Media)	1.3	0.9
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.1	1.2
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	20.1
Information Technology	13.8	12.5
Energy	9.4	11.9
Consumer Discretionary	6.8	5.9
Consumer Staples	6.5	6.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.5	13.7
India	8.5	5.2
Brazil	7.1	7.9
Taiwan	6.3	5.5
China	5.9	4.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks and Equity Futures 75.6%	Stocks and Equity Futures 70.1%
Bonds 22.9%	Bonds 27.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.5%	Short-Term Investments and Net Other Assets (Liabilities) 2.6%

Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 69.0%
	Shares	Value
Argentina - 0.5%
Grupo Financiero Galicia SA sponsored ADR	7,910	$ 116,277
YPF SA Class D sponsored ADR	7,637	268,593
TOTAL ARGENTINA		384,870
Austria - 0.2%
C.A.T. oil AG (Bearer)	6,531	124,402
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia) (a)	440,582	119,908
Cosan Ltd. Class A	11,963	126,688
Credicorp Ltd. (United States)	200	32,200
GP Investments Ltd. Class A (depositary receipt) (a)	76,222	154,111
Hoegh LNG Holdings Ltd. (a)	664	8,565
Shangri-La Asia Ltd.	150,000	217,801
Yue Yuen Industrial (Holdings) Ltd.	95,500	320,592
TOTAL BERMUDA		979,865
Brazil - 2.2%
BM&F BOVESPA SA	52,970	233,009
BR Properties SA	27,480	138,847
CCR SA	5,100	37,974
Cielo SA	15,200	249,602
Cosan SA Industria e Comercio	6,639	92,676
Fibria Celulose SA (a)	17,500	211,944
Localiza Rent A Car SA	900	12,974
Mills Estruturas e Servicos de Engenharia SA	3,000	19,553
Minerva SA (a)	61,900	318,506
Qualicorp SA (a)	2,750	27,967
Smiles SA	13,200	228,000
T4F Entretenimento SA (a)	31,500	35,595
Ultrapar Participacoes SA	6,900	150,509
TOTAL BRAZIL		1,757,156
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	3,251	78,804
Canada - 0.6%
First Quantum Minerals Ltd.	5,700	85,977
Goldcorp, Inc.	8,700	163,263
Pan American Silver Corp.	14,500	133,835
Torex Gold Resources, Inc. (a)	49,200	52,385
TOTAL CANADA		435,460
Common Stocks - continued
	Shares	Value
Cayman Islands - 5.5%
58.com, Inc. ADR	5,950	$ 235,442
Alibaba Group Holding Ltd. sponsored ADR	1,100	108,460
Anta Sports Products Ltd.	121,000	237,497
China Lodging Group Ltd. ADR (a)	9,800	269,402
China ZhengTong Auto Services Holdings Ltd.	357,400	202,468
Cimc Enric Holdings Ltd.	132,000	132,740
E-House China Holdings Ltd. ADR	13,460	134,465
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,534	163,350
GCL-Poly Energy Holdings Ltd. (a)	234,000	78,863
Greatview Aseptic Pack Co. Ltd.	211,000	138,906
Haitian International Holdings Ltd.	59,000	126,560
Hengan International Group Co. Ltd.	28,000	295,141
SINA Corp. (a)	2,801	114,757
Tencent Holdings Ltd.	76,700	1,232,743
Tingyi (Cayman Islands) Holding Corp.	180,000	447,794
Uni-President China Holdings Ltd.	329,600	306,254
Xueda Education Group sponsored ADR	8,700	24,447
Yingde Gases Group Co. Ltd.	134,500	105,023
TOTAL CAYMAN ISLANDS		4,354,312
Chile - 0.7%
Embotelladora Andina SA ADR	1,700	26,350
Empresa Nacional de Electricidad SA	75,303	117,256
Inversiones La Construccion SA	14,226	202,727
Vina Concha y Toro SA	120,325	230,061
TOTAL CHILE		576,394
China - 5.9%
Anhui Conch Cement Co. Ltd. (H Shares)	46,000	150,644
BBMG Corp. (H Shares)	265,000	187,385
China Life Insurance Co. Ltd. (H Shares)	232,170	692,789
China Pacific Insurance Group Co. Ltd. (H Shares)	140,400	525,399
China Shenhua Energy Co. Ltd. (H Shares)	83,000	233,939
China Suntien Green Energy Corp. Ltd. (H Shares)	358,350	95,179
China Telecom Corp. Ltd. (H Shares)	788,357	502,542
Industrial & Commercial Bank of China Ltd. (H Shares)	1,324,500	879,415
Maanshan Iron & Steel Ltd. (H Shares) (a)	778,000	202,861
PetroChina Co. Ltd.:
(H Shares)	460,000	575,894
sponsored ADR	500	62,750
Common Stocks - continued
	Shares	Value
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	269,500	$ 494,381
Sinopec Engineering Group Co. Ltd. (H Shares) (d)	88,500	85,595
TOTAL CHINA		4,688,773
Colombia - 0.5%
BanColombia SA sponsored ADR	7,141	403,966
Denmark - 0.0%
Auriga Industries A/S Series B (a)	681	35,142
Egypt - 0.2%
Citadel Capital Corp. (a)	307,200	170,140
Greece - 0.4%
National Bank of Greece SA (a)	79,160	190,942
Public Power Corp. of Greece (a)	12,794	97,159
TOTAL GREECE		288,101
Hong Kong - 2.5%
China Power International Development Ltd.	321,600	145,274
China Resources Power Holdings Co. Ltd.	64,535	187,838
China Unicom Ltd.	147,400	221,471
CNOOC Ltd.	322,000	504,216
CNOOC Ltd. sponsored ADR	400	62,548
Far East Horizon Ltd.	255,000	237,165
Lenovo Group Ltd.	162,000	238,789
Sinotruk Hong Kong Ltd.	227,000	117,664
Techtronic Industries Co. Ltd.	97,000	303,668
TOTAL HONG KONG		2,018,633
India - 8.5%
Adani Ports & Special Economic Zone	53,689	249,554
Axis Bank Ltd. (a)	103,278	761,183
Bharti Airtel Ltd. (a)	49,801	323,605
Bharti Infratel Ltd.	81,123	388,777
Coal India Ltd.	69,344	418,138
Eicher Motors Ltd.	1,733	359,959
GAIL India Ltd.	25,361	217,976
Grasim Industries Ltd.	4,012	240,753
HCL Technologies Ltd.	4,819	126,384
Infosys Ltd.	8,364	554,409
ITC Ltd. (a)	75,310	435,436
JK Cement Ltd.	17,887	175,695
Larsen & Toubro Ltd. (a)	7,434	200,341
LIC Housing Finance Ltd.	29,517	173,818
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	14,411	$ 333,663
Petronet LNG Ltd. (a)	71,884	233,384
Phoenix Mills Ltd.	40,098	252,445
Power Grid Corp. of India Ltd.	57,775	137,082
SREI Infrastructure Finance Ltd.	313,747	242,544
State Bank of India	4,956	218,096
Tata Consultancy Services Ltd.	7,001	297,875
Wipro Ltd.	14,659	135,407
Yes Bank Ltd.	26,641	301,674
TOTAL INDIA		6,778,198
Indonesia - 1.1%
PT AKR Corporindo Tbk	171,200	69,750
PT Bakrieland Development Tbk (a)	17,571,300	73,717
PT Bank Rakyat Indonesia Tbk	574,900	526,836
PT Kalbe Farma Tbk	1,651,600	233,194
TOTAL INDONESIA		903,497
Israel - 0.4%
Bezeq The Israel Telecommunication Corp. Ltd.	192,650	325,692
Kenya - 0.2%
Equity Bank Ltd. (a)	311,500	177,602
Korea (South) - 12.0%
AMOREPACIFIC Group, Inc.	385	423,898
Daewoo International Corp.	25,428	801,100
E-Mart Co. Ltd.	1,898	349,766
Fila Korea Ltd.	2,076	215,436
Hana Financial Group, Inc.	14,815	510,864
Hankook Shell Oil Co. Ltd.	149	67,813
Hyundai Industrial Development & Construction Co.	8,576	322,065
Hyundai Mobis	2,545	592,166
KB Financial Group, Inc.	13,310	518,974
KEPCO Plant Service & Engineering Co. Ltd.	1,557	127,088
Korea Electric Power Corp.	4,800	209,579
Korea Zinc Co. Ltd.	492	184,309
Korean Reinsurance Co.	32,699	346,941
LG Chemical Ltd.	1,204	224,116
LG Corp.	3,739	221,324
NAVER Corp.	439	308,072
POSCO	927	266,328
Samsung C&T Corp.	4,609	310,142
Samsung Electronics Co. Ltd.	1,995	2,309,819
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Shinhan Financial Group Co. Ltd.	14,859	$ 695,622
SK Hynix, Inc. (a)	8,762	386,950
SK Telecom Co. Ltd. sponsored ADR	5,006	139,117
TOTAL KOREA (SOUTH)		9,531,489
Luxembourg - 0.5%
Globant SA (a)	4,840	62,630
Tenaris SA sponsored ADR	8,800	348,832
TOTAL LUXEMBOURG		411,462
Mexico - 4.9%
America Movil S.A.B. de CV Series L sponsored ADR	29,973	731,641
Banregio Grupo Financiero S.A.B. de CV	18,969	109,704
CEMEX S.A.B. de CV sponsored ADR	25,808	317,438
El Puerto de Liverpool S.A.B. de CV Class C	21,400	251,071
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	3,950	380,148
Grupo Aeroportuario del Pacifico SA de CV Series B	28,000	190,503
Grupo Aeroportuario Norte S.A.B. de CV	19,700	98,147
Grupo Comercial Chedraui S.A.B. de CV	83,376	293,290
Grupo Financiero Banorte S.A.B. de CV Series O	49,560	317,942
Grupo Televisa SA de CV (CPO) sponsored ADR	23,900	863,746
Macquarie Mexican (REIT)	165,870	301,285
TOTAL MEXICO		3,854,915
Nigeria - 1.3%
Guaranty Trust Bank PLC	556,759	84,026
Guaranty Trust Bank PLC GDR (Reg. S)	37,730	290,521
Transnational Corp. of Nigeria PLC	3,207,008	78,215
Zenith Bank PLC	4,383,603	561,017
TOTAL NIGERIA		1,013,779
Panama - 0.2%
Copa Holdings SA Class A	1,200	140,304
Philippines - 1.9%
Alliance Global Group, Inc.	513,700	288,935
LT Group, Inc.	436,400	138,151
Metropolitan Bank & Trust Co.	215,484	395,376
PNOC Energy Development Corp.	644,500	110,343
Robinsons Land Corp.	980,100	535,075
TOTAL PHILIPPINES		1,467,880
Common Stocks - continued
	Shares	Value
Poland - 0.6%
Cyfrowy Polsat SA	35,000	$ 267,697
Powszechny Zaklad Ubezpieczen SA	1,598	239,513
TOTAL POLAND		507,210
Puerto Rico - 0.1%
Popular, Inc. (a)	3,430	109,348
Romania - 0.0%
SNGN Romgaz SA GDR (d)	1,769	16,682
Russia - 2.2%
Bashneft OJSC rights (a)	150	0
E.ON Russia JSC (a)	2,321,800	134,902
LUKOIL Oil Co. sponsored ADR (United Kingdom)	8,700	427,170
Mobile TeleSystems OJSC (a)	29,411	174,373
NOVATEK OAO GDR (Reg. S)	4,100	440,340
Sberbank (Savings Bank of the Russian Federation) (a)	289,250	512,658
TMK OAO GDR (Reg. S)	11,400	89,262
TOTAL RUSSIA		1,778,705
Singapore - 0.6%
Ezion Holdings Ltd.	83,040	97,787
First Resources Ltd.	213,000	345,078
TOTAL SINGAPORE		442,865
South Africa - 4.6%
Alexander Forbes Group Holding (a)	137,755	107,409
Aspen Pharmacare Holdings Ltd.	14,338	511,448
Barclays Africa Group Ltd.	17,953	283,478
Bidvest Group Ltd.	11,856	326,096
Blue Label Telecoms Ltd.	134,400	118,806
Impala Platinum Holdings Ltd. (a)	22,700	165,242
JSE Ltd.	16,790	163,489
Life Healthcare Group Holdings Ltd.	65,700	248,391
MTN Group Ltd.	30,427	673,106
Naspers Ltd. Class N	8,300	1,032,926
TOTAL SOUTH AFRICA		3,630,391
Taiwan - 6.3%
Catcher Technology Co. Ltd.	23,000	193,857
Cathay Financial Holding Co. Ltd.	50,600	83,277
E.SUN Financial Holdings Co. Ltd.	270,697	171,188
Hon Hai Precision Industry Co. Ltd. (Foxconn)	255,624	807,788
Inotera Memories, Inc. (a)	95,000	146,591
Common Stocks - continued
	Shares	Value
Taiwan - continued
King's Town Bank	33,000	$ 36,035
Largan Precision Co. Ltd.	3,000	210,419
MediaTek, Inc.	29,000	413,560
Pegatron Corp.	76,000	138,294
Radiant Opto-Electronics Corp.	30,000	104,666
Taiwan Fertilizer Co. Ltd.	122,000	216,104
Taiwan Semiconductor Manufacturing Co. Ltd.	380,000	1,644,683
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,442	119,833
Unified-President Enterprises Corp.	295,243	506,876
Universal Cement Corp.	109,740	96,452
Vanguard International Semiconductor Corp.	69,000	103,502
Voltronic Power Technology Corp.	50	403
TOTAL TAIWAN		4,993,528
Thailand - 1.0%
Intouch Holdings PCL NVDR	80,300	182,306
Kasikornbank PCL (For. Reg.)	57,860	419,066
Thai Union Frozen Products PCL (For. Reg.)	94,100	215,163
TOTAL THAILAND		816,535
Turkey - 1.5%
Aksa Akrilik Kimya Sanayii	3,000	9,867
Aselsan A/S	25,000	113,603
Aygaz A/S	21,647	91,257
Tupras Turkiye Petrol Rafinelleri A/S	12,200	264,842
Turkcell Iletisim Hizmet A/S (a)	5,240	30,462
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	14,440	211,257
Turkiye Garanti Bankasi A/S	81,250	317,110
Turkiye Halk Bankasi A/S	26,240	175,315
TOTAL TURKEY		1,213,713
United Arab Emirates - 0.4%
DP World Ltd.	6,124	117,336
First Gulf Bank PJSC	41,207	203,623
TOTAL UNITED ARAB EMIRATES		320,959
United Kingdom - 0.0%
China Pacific Insurance Group Co. Ltd. (UBS Warrant Programme) warrants ELS 6/29/15 (a)(d)	8,100	26,833
United States of America - 0.2%
Cognizant Technology Solutions Corp. Class A (a)	3,020	147,527
TOTAL COMMON STOCKS (Cost $47,476,311)		54,905,132
Nonconvertible Preferred Stocks - 6.5%
	Shares	Value
Brazil - 4.7%
Ambev SA sponsored ADR	49,000	$ 327,320
Banco do Estado Rio Grande do Sul SA	59,130	353,172
Braskem SA (PN-A)	30,500	223,159
Companhia Paranaense de Energia-Copel:
(PN-B)	815	11,383
(PN-B) sponsored	6,811	96,035
Gerdau SA sponsored ADR	51,211	231,986
Itau Unibanco Holding SA sponsored ADR	57,978	855,755
Marcopolo SA (PN)	85,100	145,617
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored (non-vtg.)	2,806	34,317
sponsored ADR	51,921	607,476
TIM Participacoes SA sponsored ADR	6,104	167,982
Vale SA (PN-A) sponsored ADR	78,100	684,156
TOTAL BRAZIL		3,738,358
Chile - 0.1%
Embotelladora Andina SA Class A	38,679	99,148
Korea (South) - 1.5%
Hyundai Motor Co. Series 2	3,017	359,419
Samsung Electronics Co. Ltd.	446	408,872
Samsung Fire & Marine Insurance Co. Ltd.	2,070	390,132
TOTAL KOREA (SOUTH)		1,158,423
Russia - 0.2%
Surgutneftegas (a)	292,550	200,621
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,815,014)		5,196,550
Nonconvertible Bonds - 4.2%
	Principal Amount
Azerbaijan - 0.3%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	198,200
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (d)	300,000	317,481
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (d)	200,000	191,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Ireland - 0.1%
Vnesheconombank Via VEB Finance PLC 6.8% 11/22/25 (d)	$ 100,000	$ 98,875
Kazakhstan - 0.4%
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	300,000	291,750
Luxembourg - 0.6%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	383,020
6.299% 5/15/17 (Reg. S)	100,000	100,250
TOTAL LUXEMBOURG		483,270
Mexico - 0.3%
Petroleos Mexicanos 6.375% 1/23/45	175,000	200,795
Netherlands - 0.4%
Indosat Palapa Co. BV 7.375% 7/29/20 (d)	100,000	106,250
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)	200,000	199,750
TOTAL NETHERLANDS		306,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	187,500
Venezuela - 1.3%
Petroleos de Venezuela SA:
5.5% 4/12/37	500,000	232,500
6% 11/15/26 (Reg. S)	700,000	342,300
8.5% 11/2/17 (d)	250,000	189,350
9% 11/17/21 (Reg. S)	150,000	95,063
9.75% 5/17/35 (d)	300,000	183,150
TOTAL VENEZUELA		1,042,363
TOTAL NONCONVERTIBLE BONDS (Cost $3,390,824)		3,317,734
Government Obligations - 18.8%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	400,000	418,000
Government Obligations - continued
	Principal Amount	Value
Azerbaijan - 0.7%
Azerbaijan Republic 4.75% 3/18/24 (d)	$ 200,000	$ 208,250
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)	325,000	322,758
TOTAL AZERBAIJAN		531,008
Barbados - 0.4%
Barbados Government 7% 8/4/22 (d)	350,000	326,375
Belarus - 0.4%
Belarus Republic 8.75% 8/3/15 (Reg. S)	325,000	331,565
Belize - 0.3%
Belize Government 5% 2/20/38 (c)(d)	332,500	251,038
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	205,250
Brazil - 0.2%
Brazilian Federative Republic 5% 1/27/45	200,000	196,000
Colombia - 0.3%
Colombian Republic 11.75% 2/25/20	150,000	213,375
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (c)	312,550	285,564
Costa Rica - 0.3%
Costa Rican Republic 7% 4/4/44 (d)	200,000	206,500
Croatia - 0.3%
Croatia Republic 6% 1/26/24 (d)	250,000	270,313
Dominican Republic - 0.5%
Dominican Republic:
5.875% 4/18/24 (d)	150,000	158,250
7.45% 4/30/44 (d)	200,000	223,500
TOTAL DOMINICAN REPUBLIC		381,750
El Salvador - 0.5%
El Salvador Republic:
6.375% 1/18/27 (d)	200,000	205,000
7.625% 2/1/41 (d)	150,000	162,000
TOTAL EL SALVADOR		367,000
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	212,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	225,540
Government Obligations - continued
	Principal Amount	Value
Ghana - 0.5%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	$ 200,000	$ 201,300
8.125% 1/18/26 (d)	200,000	201,000
TOTAL GHANA		402,300
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (d)	200,000	204,500
Hungary - 0.6%
Hungarian Republic 7.625% 3/29/41	350,000	452,375
Indonesia - 0.9%
Indonesian Republic:
5.875% 1/15/24 (d)	400,000	455,000
6.75% 1/15/44 (d)	200,000	245,250
TOTAL INDONESIA		700,250
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	191,500
7.7743% 12/31/32	275,000	265,430
TOTAL IVORY COAST		456,930
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	150,000	162,000
Jordan - 0.4%
Jordanian Kingdom 3.875% 11/12/15	300,000	303,450
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	213,000
Lebanon - 0.3%
Lebanese Republic 11.625% 5/11/16 (Reg. S)	250,000	278,750
Mexico - 0.7%
United Mexican States 5.75% 10/12/2110	500,000	529,418
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	178,000
Morocco - 0.2%
Moroccan Kingdom 5.5% 12/11/42 (d)	200,000	203,500
Namibia - 0.3%
Republic of Namibia 5.5% 11/3/21 (d)	200,000	216,000
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	267,188
Government Obligations - continued
	Principal Amount	Value
Nigeria - 0.3%
Republic of Nigeria 6.375% 7/12/23	$ 200,000	$ 212,000
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	206,500
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53	200,000	180,000
Philippines - 0.5%
Philippine Republic:
9.5% 2/2/30	150,000	239,438
10.625% 3/16/25	100,000	158,250
TOTAL PHILIPPINES		397,688
Romania - 0.3%
Romanian Republic 6.125% 1/22/44 (d)	200,000	234,250
Russia - 1.6%
Russian Federation:
4.875% 9/16/23 (d)	200,000	200,290
5.625% 4/4/42 (d)	200,000	201,834
5.875% 9/16/43 (d)	200,000	209,000
7.5% 3/31/30 (Reg. S)	245,625	278,659
12.75% 6/24/28 (Reg. S)	225,000	370,733
TOTAL RUSSIA		1,260,516
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	229,000
Serbia - 0.4%
Republic of Serbia 7.25% 9/28/21 (d)	260,000	298,870
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	319,500
Tanzania - 0.3%
United Republic of Tanzania 6.3289% 3/9/20 (f)	200,000	216,250
Turkey - 1.1%
Turkish Republic:
6.625% 2/17/45	200,000	239,560
7.375% 2/5/25	300,000	370,785
11.875% 1/15/30	165,000	287,925
TOTAL TURKEY		898,270
Government Obligations - continued
	Principal Amount	Value
Ukraine - 0.5%
Ukraine Government:
6.58% 11/21/16 (d)	$ 250,000	$ 220,050
6.75% 11/14/17 (d)	200,000	174,500
TOTAL UKRAINE		394,550
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 12/11/14 to 12/18/14 (e)	80,000	79,999
Venezuela - 0.8%
Venezuelan Republic:
7% 3/31/38	650,000	373,750
8.25% 10/13/24	300,000	181,200
9% 5/7/23 (Reg. S)	100,000	64,250
TOTAL VENEZUELA		619,200
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	224,000
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (d)	200,000	191,420
TOTAL GOVERNMENT OBLIGATIONS (Cost $14,511,051)		14,950,952
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $1,289,861)	1,289,861	1,289,861
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $72,483,061)		79,660,229
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(116,546)
NET ASSETS - 100%		$ 79,543,683
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 101,360	$ 134

The face value of futures purchased as a percentage of net assets is 0.1%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,788,966 or 12.3% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,000.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,867
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,069
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,431,798	$ 4,149,772	$ 1,282,026	$ -
Consumer Staples	5,138,380	2,448,487	2,689,893	-
Energy	5,715,973	3,557,436	2,158,537	-
Financials	16,526,711	8,453,373	8,073,338	-
Health Care	1,354,663	787,806	566,857	-
Industrials	4,734,133	3,102,632	1,631,501	-
Information Technology	10,958,598	4,530,768	6,427,830	-
Materials	4,613,011	2,712,952	1,900,059	-
Telecommunication Services	4,072,331	2,423,168	1,649,163	-
Utilities	1,556,084	547,992	1,008,092	-
Corporate Bonds	3,317,734	-	3,317,734	-
Government Obligations	14,950,952	-	14,950,952	-
Money Market Funds	1,289,861	1,289,861	-	-
Total Investments in Securities:	$ 79,660,229	$ 34,004,247	$ 45,655,982	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 134	$ 134	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 14,745,499
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 134	$ -
Total Value of Derivatives	$ 134	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.8%
BB	6.0%
B	4.8%
CCC,CC,C	3.4%
Not Rated	0.9%
Equities	75.5%
Short-Term Investments and Net Other Assets	1.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $71,193,200)	$ 78,370,368
Fidelity Central Funds (cost $1,289,861)	1,289,861
Total Investments (cost $72,483,061)		$ 79,660,229
Cash		438,649
Foreign currency held at value (cost $102,812)		102,789
Receivable for investments sold		860,000
Receivable for fund shares sold		33,205
Dividends receivable		67,683
Interest receivable		309,501
Distributions receivable from Fidelity Central Funds		102
Receivable for daily variation margin for derivative instruments		134
Prepaid expenses		165
Receivable from investment adviser for expense reductions		56,666
Other receivables		23,555
Total assets		81,552,678

Liabilities
Payable for investments purchased	$ 1,640,340
Payable for fund shares redeemed	4,963
Accrued management fee	52,153
Distribution and service plan fees payable	13,150
Other affiliated payables	21,763
Other payables and accrued expenses	276,626
Total liabilities		2,008,995

Net Assets		$ 79,543,683
Net Assets consist of:
Paid in capital		$ 71,679,847
Undistributed net investment income		1,150,725
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(362,249)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,075,360
Net Assets		$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,627,168 ÷ 1,179,223 shares)	$ 11.56

Maximum offering price per share (100/94.25 of $11.56)	$ 12.27
Class T: Net Asset Value and redemption price per share ($5,276,506 ÷ 457,380 shares)	$ 11.54

Maximum offering price per share (100/96.50 of $11.54)	$ 11.96
Class C: Net Asset Value and offering price per share ($10,103,945 ÷ 881,138 shares)A	$ 11.47

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($45,763,108 ÷ 3,946,439 shares)	$ 11.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,772,956 ÷ 411,824 shares)	$ 11.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,495,470
Interest		1,253,596
Income from Fidelity Central Funds		2,069
Income before foreign taxes withheld		2,751,135
Less foreign taxes withheld		(173,322)
Total income		2,577,813

Expenses
Management fee	$ 633,325
Transfer agent fees	176,181
Distribution and service plan fees	153,365
Accounting and security lending fees	40,995
Custodian fees and expenses	355,802
Independent trustees' compensation	327
Registration fees	64,678
Audit	98,715
Legal	301
Miscellaneous	3,723
Total expenses before reductions	1,527,412
Expense reductions	(265,974)	1,261,438
Net investment income (loss)		1,316,375
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $11,196)	3,174,799
Foreign currency transactions	(75,868)
Futures contracts	42,055
Total net realized gain (loss)		3,140,986
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $89,295)	(2,661,136)
Assets and liabilities in foreign currencies	(4,394)
Futures contracts	9,141
Total change in net unrealized appreciation (depreciation)		(2,656,389)
Net gain (loss)		484,597
Net increase (decrease) in net assets resulting from operations		$ 1,800,972

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,316,375	$ 1,900,179
Net realized gain (loss)	3,140,986	(1,878,240)
Change in net unrealized appreciation (depreciation)	(2,656,389)	1,872,247
Net increase (decrease) in net assets resulting from operations	1,800,972	1,894,186
Distributions to shareholders from net investment income	(1,381,318)	(1,561,667)
Distributions to shareholders from net realized gain	-	(137,352)
Total distributions	(1,381,318)	(1,699,019)
Share transactions - net increase (decrease)	(8,457,450)	(15,755,086)
Redemption fees	27,840	87,191
Total increase (decrease) in net assets	(8,009,956)	(15,472,728)

Net Assets
Beginning of period	87,553,639	103,026,367
End of period (including undistributed net investment income of $1,150,725 and undistributed net investment income of $1,219,736, respectively)	$ 79,543,683	$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.18	.20
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.37	.66	.88
Distributions from net investment income	(.18)	(.15)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.18)	(.16)	(.02)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	3.30%	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%
Expenses net of all reductions	1.65%	1.62%	1.62%
Net investment income (loss)	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rate E	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.15	.17
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.34	.63	.85
Distributions from net investment income	(.14)	(.12)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.14)	(.14) J	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	3.04%	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%
Expenses net of all reductions	1.90%	1.88%	1.87%
Net investment income (loss)	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.10	.09	.12
Net realized and unrealized gain (loss)	.19	.47 F	.69
Total from investment operations	.29	.56	.81
Distributions from net investment income	(.11)	(.07)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.08)	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	2.56%	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%
Expenses net of all reductions	2.40%	2.37%	2.37%
Net investment income (loss)	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.21	.22
Net realized and unrealized gain (loss)	.19	.47 E	.69
Total from investment operations	.40	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	3.56%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.38%	1.38%
Net investment income (loss)	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.20	.22
Net realized and unrealized gain (loss)	.18	.48 E	.69
Total from investment operations	.39	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	3.51%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.37%	1.37%
Net investment income (loss)	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,884,326
Gross unrealized depreciation	(4,096,936)
Net unrealized appreciation (depreciation) on securities	$ 6,787,390

Tax Cost	$ 72,872,839

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,043,841
Undistributed long-term capital gain	$ 134,651
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,784,523

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,381,318	$ 1,699,019

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $42,055 and a change in net unrealized appreciation (depreciation) of $9,141 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $78,871,035 and $87,196,124, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,836	$ 14,585
Class T	.25%	.25%	27,474	10,294
Class C	.75%	.25%	88,055	66,764
			$ 153,365	$ 91,643

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,093
Class T	1,444
Class C*	1,370
$ 7,907

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 32,080.21
Class T	16,754.31
Class C	19,208.22
Total Emerging Markets	99,220.22
Institutional Class	8,919.19
	$ 176,181

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $699 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $202. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 49,666
Class T	1.90%	22,953
Class C	2.40%	28,693
Total Emerging Markets	1.40%	149,847
Institutional Class	1.40%	14,635
		$ 265,794

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $180.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 298,475	$ 104,565
Class T	72,882	69,282
Class C	71,691	35,970
Total Emerging Markets	837,446	1,316,259
Institutional Class	100,824	35,591
Total	$ 1,381,318	$ 1,561,667
From net realized gain
Class A	$ -	$ 10,027
Class T	-	7,822
Class C	-	7,516
Total Emerging Markets	-	109,039
Institutional Class	-	2,948
Total	$ -	$ 137,352

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	374,099	1,550,621	$ 4,265,512	$ 17,267,543
Reinvestment of distributions	24,147	9,656	267,553	105,541
Shares redeemed	(876,261)	(609,546)	(9,758,391)	(6,666,165)
Net increase (decrease)	(478,015)	950,731	$ (5,225,326)	$ 10,706,919
Class T
Shares sold	73,071	277,882	$ 838,229	$ 3,114,089
Reinvestment of distributions	6,487	7,041	71,875	76,883
Shares redeemed	(148,531)	(295,695)	(1,659,489)	(3,268,261)
Net increase (decrease)	(68,973)	(10,772)	$ (749,385)	$ (77,289)
Class C
Shares sold	312,027	431,831	$ 3,545,260	$ 4,824,945
Reinvestment of distributions	6,236	3,973	69,031	43,420
Shares redeemed	(95,617)	(316,804)	(1,079,948)	(3,521,280)
Net increase (decrease)	222,646	119,000	$ 2,534,343	$ 1,347,085

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Total Emerging Markets
Shares sold	1,227,986	5,085,608	$ 14,240,572	$ 57,439,168
Reinvestment of distributions	69,851	113,766	774,644	1,243,462
Shares redeemed	(1,734,596)	(8,294,710)	(19,517,156)	(89,232,029)
Net increase (decrease)	(436,759)	(3,095,336)	$ (4,501,940)	$ (30,549,399)
Institutional Class
Shares sold	216,506	491,268	$ 2,508,322	$ 5,357,985
Reinvestment of distributions	8,910	3,526	98,814	38,539
Shares redeemed	(283,392)	(235,091)	(3,122,278)	(2,578,926)
Net increase (decrease)	(57,976)	259,703	$ (515,142)	$ 2,817,598

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended period indicated and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.170	$0.02
Class T	12/08/14	12/05/14	$0.140	$0.02
Class C	12/08/14	12/05/14	$0.098	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st, 2014, $135,843, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%, Class T designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.2119	$0.0349
Class T	12/09/13	$0.1739	$0.0349
Class C	12/09/13	$0.1399	$0.0349

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEK-UANN-1214
1.931267.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Total
Emerging Markets Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Institutional Class	3.51%	6.34%

A From November 1, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Institutional Class on November 1, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by investors' risk-taking and subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Turning to bonds, late-period strength in the U.S. dollar took its toll on performance: The Barclays® Global Aggregate GDP Weighted Index gained 1.09% for the year, lagging the 4.14% return of the Barclays® U.S. Aggregate Bond Index. Global corporate debt (+3%) fared relatively better, but still lagged the broad U.S. bond market.

Comments from John Carlson, Lead Portfolio Manager of Fidelity Advisor® Total Emerging Markets Fund: For the year, the fund's Institutional Class shares gained 3.51%, compared with 0.98% for the MSCI Emerging Markets Index and 3.53% for the Fidelity Total Emerging Markets Composite IndexSM. Versus the Composite index, the fund's overweighting in equities, which underperformed, and underweighting in strong-performing EM debt detracted. However, the biggest contribution came from security selection among equities. Here, the equity sleeve's top individual contributor was South Korean cosmetics firm AMOREPACIFIC Group. Over the past year, the stock price tripled, benefiting from rapidly increasing demand for makeup among Chinese consumers, especially via e-commerce and duty-free sales. Conversely, positioning in Russia hurt results, including an investment in market-leading bank Sberbank. Turning to EM debt, underweighting Russia helped. We notably reduced exposure here in the first half of the period amid rising geopolitical uncertainty that caused a steep sell-off, although we added to our position shortly after that happened. On the flip side, it hurt to largely avoid Argentina.

Note to shareholders: Effective October 1, 2014, Per Johansson and Douglas Chow were no longer Co-Portfolio Managers of the fund, and Co-Portfolio Managers Gregory Lee and Tim Gannon became responsible for the energy and information technology subportfolios, respectively.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Total Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.65%
Actual		$ 1,000.00	$ 1,033.10	$ 8.46
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.39
Class T	1.90%
Actual		$ 1,000.00	$ 1,031.30	$ 9.73
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	2.40%
Actual		$ 1,000.00	$ 1,028.70	$ 12.27
HypotheticalA		$ 1,000.00	$ 1,013.11	$ 12.18
Total Emerging Markets	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12
Institutional Class	1.40%
Actual		$ 1,000.00	$ 1,033.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.12

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Total Emerging Markets Fund

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.9	3.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3	2.6
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.5	1.7
Naspers Ltd. Class N (South Africa, Media)	1.3	0.9
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.1	1.2
	9.1
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.6	20.1
Information Technology	13.8	12.5
Energy	9.4	11.9
Consumer Discretionary	6.8	5.9
Consumer Staples	6.5	6.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	13.5	13.7
India	8.5	5.2
Brazil	7.1	7.9
Taiwan	6.3	5.5
China	5.9	4.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks and Equity Futures 75.6%	Stocks and Equity Futures 70.1%
Bonds 22.9%	Bonds 27.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.5%	Short-Term Investments and Net Other Assets (Liabilities) 2.6%
Annual Report

Fidelity Total Emerging Markets Fund

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 69.0%
	Shares	Value
Argentina - 0.5%
Grupo Financiero Galicia SA sponsored ADR	7,910	$ 116,277
YPF SA Class D sponsored ADR	7,637	268,593
TOTAL ARGENTINA		384,870
Austria - 0.2%
C.A.T. oil AG (Bearer)	6,531	124,402
Bermuda - 1.2%
Aquarius Platinum Ltd. (Australia) (a)	440,582	119,908
Cosan Ltd. Class A	11,963	126,688
Credicorp Ltd. (United States)	200	32,200
GP Investments Ltd. Class A (depositary receipt) (a)	76,222	154,111
Hoegh LNG Holdings Ltd. (a)	664	8,565
Shangri-La Asia Ltd.	150,000	217,801
Yue Yuen Industrial (Holdings) Ltd.	95,500	320,592
TOTAL BERMUDA		979,865
Brazil - 2.2%
BM&F BOVESPA SA	52,970	233,009
BR Properties SA	27,480	138,847
CCR SA	5,100	37,974
Cielo SA	15,200	249,602
Cosan SA Industria e Comercio	6,639	92,676
Fibria Celulose SA (a)	17,500	211,944
Localiza Rent A Car SA	900	12,974
Mills Estruturas e Servicos de Engenharia SA	3,000	19,553
Minerva SA (a)	61,900	318,506
Qualicorp SA (a)	2,750	27,967
Smiles SA	13,200	228,000
T4F Entretenimento SA (a)	31,500	35,595
Ultrapar Participacoes SA	6,900	150,509
TOTAL BRAZIL		1,757,156
British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	3,251	78,804
Canada - 0.6%
First Quantum Minerals Ltd.	5,700	85,977
Goldcorp, Inc.	8,700	163,263
Pan American Silver Corp.	14,500	133,835
Torex Gold Resources, Inc. (a)	49,200	52,385
TOTAL CANADA		435,460
Common Stocks - continued
	Shares	Value
Cayman Islands - 5.5%
58.com, Inc. ADR	5,950	$ 235,442
Alibaba Group Holding Ltd. sponsored ADR	1,100	108,460
Anta Sports Products Ltd.	121,000	237,497
China Lodging Group Ltd. ADR (a)	9,800	269,402
China ZhengTong Auto Services Holdings Ltd.	357,400	202,468
Cimc Enric Holdings Ltd.	132,000	132,740
E-House China Holdings Ltd. ADR	13,460	134,465
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,534	163,350
GCL-Poly Energy Holdings Ltd. (a)	234,000	78,863
Greatview Aseptic Pack Co. Ltd.	211,000	138,906
Haitian International Holdings Ltd.	59,000	126,560
Hengan International Group Co. Ltd.	28,000	295,141
SINA Corp. (a)	2,801	114,757
Tencent Holdings Ltd.	76,700	1,232,743
Tingyi (Cayman Islands) Holding Corp.	180,000	447,794
Uni-President China Holdings Ltd.	329,600	306,254
Xueda Education Group sponsored ADR	8,700	24,447
Yingde Gases Group Co. Ltd.	134,500	105,023
TOTAL CAYMAN ISLANDS		4,354,312
Chile - 0.7%
Embotelladora Andina SA ADR	1,700	26,350
Empresa Nacional de Electricidad SA	75,303	117,256
Inversiones La Construccion SA	14,226	202,727
Vina Concha y Toro SA	120,325	230,061
TOTAL CHILE		576,394
China - 5.9%
Anhui Conch Cement Co. Ltd. (H Shares)	46,000	150,644
BBMG Corp. (H Shares)	265,000	187,385
China Life Insurance Co. Ltd. (H Shares)	232,170	692,789
China Pacific Insurance Group Co. Ltd. (H Shares)	140,400	525,399
China Shenhua Energy Co. Ltd. (H Shares)	83,000	233,939
China Suntien Green Energy Corp. Ltd. (H Shares)	358,350	95,179
China Telecom Corp. Ltd. (H Shares)	788,357	502,542
Industrial & Commercial Bank of China Ltd. (H Shares)	1,324,500	879,415
Maanshan Iron & Steel Ltd. (H Shares) (a)	778,000	202,861
PetroChina Co. Ltd.:
(H Shares)	460,000	575,894
sponsored ADR	500	62,750
Common Stocks - continued
	Shares	Value
China - continued
PICC Property & Casualty Co. Ltd. (H Shares)	269,500	$ 494,381
Sinopec Engineering Group Co. Ltd. (H Shares) (d)	88,500	85,595
TOTAL CHINA		4,688,773
Colombia - 0.5%
BanColombia SA sponsored ADR	7,141	403,966
Denmark - 0.0%
Auriga Industries A/S Series B (a)	681	35,142
Egypt - 0.2%
Citadel Capital Corp. (a)	307,200	170,140
Greece - 0.4%
National Bank of Greece SA (a)	79,160	190,942
Public Power Corp. of Greece (a)	12,794	97,159
TOTAL GREECE		288,101
Hong Kong - 2.5%
China Power International Development Ltd.	321,600	145,274
China Resources Power Holdings Co. Ltd.	64,535	187,838
China Unicom Ltd.	147,400	221,471
CNOOC Ltd.	322,000	504,216
CNOOC Ltd. sponsored ADR	400	62,548
Far East Horizon Ltd.	255,000	237,165
Lenovo Group Ltd.	162,000	238,789
Sinotruk Hong Kong Ltd.	227,000	117,664
Techtronic Industries Co. Ltd.	97,000	303,668
TOTAL HONG KONG		2,018,633
India - 8.5%
Adani Ports & Special Economic Zone	53,689	249,554
Axis Bank Ltd. (a)	103,278	761,183
Bharti Airtel Ltd. (a)	49,801	323,605
Bharti Infratel Ltd.	81,123	388,777
Coal India Ltd.	69,344	418,138
Eicher Motors Ltd.	1,733	359,959
GAIL India Ltd.	25,361	217,976
Grasim Industries Ltd.	4,012	240,753
HCL Technologies Ltd.	4,819	126,384
Infosys Ltd.	8,364	554,409
ITC Ltd. (a)	75,310	435,436
JK Cement Ltd.	17,887	175,695
Larsen & Toubro Ltd. (a)	7,434	200,341
LIC Housing Finance Ltd.	29,517	173,818
Common Stocks - continued
	Shares	Value
India - continued
Lupin Ltd.	14,411	$ 333,663
Petronet LNG Ltd. (a)	71,884	233,384
Phoenix Mills Ltd.	40,098	252,445
Power Grid Corp. of India Ltd.	57,775	137,082
SREI Infrastructure Finance Ltd.	313,747	242,544
State Bank of India	4,956	218,096
Tata Consultancy Services Ltd.	7,001	297,875
Wipro Ltd.	14,659	135,407
Yes Bank Ltd.	26,641	301,674
TOTAL INDIA		6,778,198
Indonesia - 1.1%
PT AKR Corporindo Tbk	171,200	69,750
PT Bakrieland Development Tbk (a)	17,571,300	73,717
PT Bank Rakyat Indonesia Tbk	574,900	526,836
PT Kalbe Farma Tbk	1,651,600	233,194
TOTAL INDONESIA		903,497
Israel - 0.4%
Bezeq The Israel Telecommunication Corp. Ltd.	192,650	325,692
Kenya - 0.2%
Equity Bank Ltd. (a)	311,500	177,602
Korea (South) - 12.0%
AMOREPACIFIC Group, Inc.	385	423,898
Daewoo International Corp.	25,428	801,100
E-Mart Co. Ltd.	1,898	349,766
Fila Korea Ltd.	2,076	215,436
Hana Financial Group, Inc.	14,815	510,864
Hankook Shell Oil Co. Ltd.	149	67,813
Hyundai Industrial Development & Construction Co.	8,576	322,065
Hyundai Mobis	2,545	592,166
KB Financial Group, Inc.	13,310	518,974
KEPCO Plant Service & Engineering Co. Ltd.	1,557	127,088
Korea Electric Power Corp.	4,800	209,579
Korea Zinc Co. Ltd.	492	184,309
Korean Reinsurance Co.	32,699	346,941
LG Chemical Ltd.	1,204	224,116
LG Corp.	3,739	221,324
NAVER Corp.	439	308,072
POSCO	927	266,328
Samsung C&T Corp.	4,609	310,142
Samsung Electronics Co. Ltd.	1,995	2,309,819
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Shinhan Financial Group Co. Ltd.	14,859	$ 695,622
SK Hynix, Inc. (a)	8,762	386,950
SK Telecom Co. Ltd. sponsored ADR	5,006	139,117
TOTAL KOREA (SOUTH)		9,531,489
Luxembourg - 0.5%
Globant SA (a)	4,840	62,630
Tenaris SA sponsored ADR	8,800	348,832
TOTAL LUXEMBOURG		411,462
Mexico - 4.9%
America Movil S.A.B. de CV Series L sponsored ADR	29,973	731,641
Banregio Grupo Financiero S.A.B. de CV	18,969	109,704
CEMEX S.A.B. de CV sponsored ADR	25,808	317,438
El Puerto de Liverpool S.A.B. de CV Class C	21,400	251,071
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	3,950	380,148
Grupo Aeroportuario del Pacifico SA de CV Series B	28,000	190,503
Grupo Aeroportuario Norte S.A.B. de CV	19,700	98,147
Grupo Comercial Chedraui S.A.B. de CV	83,376	293,290
Grupo Financiero Banorte S.A.B. de CV Series O	49,560	317,942
Grupo Televisa SA de CV (CPO) sponsored ADR	23,900	863,746
Macquarie Mexican (REIT)	165,870	301,285
TOTAL MEXICO		3,854,915
Nigeria - 1.3%
Guaranty Trust Bank PLC	556,759	84,026
Guaranty Trust Bank PLC GDR (Reg. S)	37,730	290,521
Transnational Corp. of Nigeria PLC	3,207,008	78,215
Zenith Bank PLC	4,383,603	561,017
TOTAL NIGERIA		1,013,779
Panama - 0.2%
Copa Holdings SA Class A	1,200	140,304
Philippines - 1.9%
Alliance Global Group, Inc.	513,700	288,935
LT Group, Inc.	436,400	138,151
Metropolitan Bank & Trust Co.	215,484	395,376
PNOC Energy Development Corp.	644,500	110,343
Robinsons Land Corp.	980,100	535,075
TOTAL PHILIPPINES		1,467,880
Common Stocks - continued
	Shares	Value
Poland - 0.6%
Cyfrowy Polsat SA	35,000	$ 267,697
Powszechny Zaklad Ubezpieczen SA	1,598	239,513
TOTAL POLAND		507,210
Puerto Rico - 0.1%
Popular, Inc. (a)	3,430	109,348
Romania - 0.0%
SNGN Romgaz SA GDR (d)	1,769	16,682
Russia - 2.2%
Bashneft OJSC rights (a)	150	0
E.ON Russia JSC (a)	2,321,800	134,902
LUKOIL Oil Co. sponsored ADR (United Kingdom)	8,700	427,170
Mobile TeleSystems OJSC (a)	29,411	174,373
NOVATEK OAO GDR (Reg. S)	4,100	440,340
Sberbank (Savings Bank of the Russian Federation) (a)	289,250	512,658
TMK OAO GDR (Reg. S)	11,400	89,262
TOTAL RUSSIA		1,778,705
Singapore - 0.6%
Ezion Holdings Ltd.	83,040	97,787
First Resources Ltd.	213,000	345,078
TOTAL SINGAPORE		442,865
South Africa - 4.6%
Alexander Forbes Group Holding (a)	137,755	107,409
Aspen Pharmacare Holdings Ltd.	14,338	511,448
Barclays Africa Group Ltd.	17,953	283,478
Bidvest Group Ltd.	11,856	326,096
Blue Label Telecoms Ltd.	134,400	118,806
Impala Platinum Holdings Ltd. (a)	22,700	165,242
JSE Ltd.	16,790	163,489
Life Healthcare Group Holdings Ltd.	65,700	248,391
MTN Group Ltd.	30,427	673,106
Naspers Ltd. Class N	8,300	1,032,926
TOTAL SOUTH AFRICA		3,630,391
Taiwan - 6.3%
Catcher Technology Co. Ltd.	23,000	193,857
Cathay Financial Holding Co. Ltd.	50,600	83,277
E.SUN Financial Holdings Co. Ltd.	270,697	171,188
Hon Hai Precision Industry Co. Ltd. (Foxconn)	255,624	807,788
Inotera Memories, Inc. (a)	95,000	146,591
Common Stocks - continued
	Shares	Value
Taiwan - continued
King's Town Bank	33,000	$ 36,035
Largan Precision Co. Ltd.	3,000	210,419
MediaTek, Inc.	29,000	413,560
Pegatron Corp.	76,000	138,294
Radiant Opto-Electronics Corp.	30,000	104,666
Taiwan Fertilizer Co. Ltd.	122,000	216,104
Taiwan Semiconductor Manufacturing Co. Ltd.	380,000	1,644,683
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,442	119,833
Unified-President Enterprises Corp.	295,243	506,876
Universal Cement Corp.	109,740	96,452
Vanguard International Semiconductor Corp.	69,000	103,502
Voltronic Power Technology Corp.	50	403
TOTAL TAIWAN		4,993,528
Thailand - 1.0%
Intouch Holdings PCL NVDR	80,300	182,306
Kasikornbank PCL (For. Reg.)	57,860	419,066
Thai Union Frozen Products PCL (For. Reg.)	94,100	215,163
TOTAL THAILAND		816,535
Turkey - 1.5%
Aksa Akrilik Kimya Sanayii	3,000	9,867
Aselsan A/S	25,000	113,603
Aygaz A/S	21,647	91,257
Tupras Turkiye Petrol Rafinelleri A/S	12,200	264,842
Turkcell Iletisim Hizmet A/S (a)	5,240	30,462
Turkcell Iletisim Hizmet A/S sponsored ADR (a)	14,440	211,257
Turkiye Garanti Bankasi A/S	81,250	317,110
Turkiye Halk Bankasi A/S	26,240	175,315
TOTAL TURKEY		1,213,713
United Arab Emirates - 0.4%
DP World Ltd.	6,124	117,336
First Gulf Bank PJSC	41,207	203,623
TOTAL UNITED ARAB EMIRATES		320,959
United Kingdom - 0.0%
China Pacific Insurance Group Co. Ltd. (UBS Warrant Programme) warrants ELS 6/29/15 (a)(d)	8,100	26,833
United States of America - 0.2%
Cognizant Technology Solutions Corp. Class A (a)	3,020	147,527
TOTAL COMMON STOCKS (Cost $47,476,311)		54,905,132
Nonconvertible Preferred Stocks - 6.5%
	Shares	Value
Brazil - 4.7%
Ambev SA sponsored ADR	49,000	$ 327,320
Banco do Estado Rio Grande do Sul SA	59,130	353,172
Braskem SA (PN-A)	30,500	223,159
Companhia Paranaense de Energia-Copel:
(PN-B)	815	11,383
(PN-B) sponsored	6,811	96,035
Gerdau SA sponsored ADR	51,211	231,986
Itau Unibanco Holding SA sponsored ADR	57,978	855,755
Marcopolo SA (PN)	85,100	145,617
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored (non-vtg.)	2,806	34,317
sponsored ADR	51,921	607,476
TIM Participacoes SA sponsored ADR	6,104	167,982
Vale SA (PN-A) sponsored ADR	78,100	684,156
TOTAL BRAZIL		3,738,358
Chile - 0.1%
Embotelladora Andina SA Class A	38,679	99,148
Korea (South) - 1.5%
Hyundai Motor Co. Series 2	3,017	359,419
Samsung Electronics Co. Ltd.	446	408,872
Samsung Fire & Marine Insurance Co. Ltd.	2,070	390,132
TOTAL KOREA (SOUTH)		1,158,423
Russia - 0.2%
Surgutneftegas (a)	292,550	200,621
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,815,014)		5,196,550
Nonconvertible Bonds - 4.2%
	Principal Amount
Azerbaijan - 0.3%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)	$ 200,000	198,200
Georgia - 0.4%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (d)	300,000	317,481
Indonesia - 0.2%
PT Pertamina Persero 5.625% 5/20/43 (d)	200,000	191,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Ireland - 0.1%
Vnesheconombank Via VEB Finance PLC 6.8% 11/22/25 (d)	$ 100,000	$ 98,875
Kazakhstan - 0.4%
KazMunaiGaz National Co. 5.75% 4/30/43 (d)	300,000	291,750
Luxembourg - 0.6%
RSHB Capital SA:
5.1% 7/25/18 (d)	400,000	383,020
6.299% 5/15/17 (Reg. S)	100,000	100,250
TOTAL LUXEMBOURG		483,270
Mexico - 0.3%
Petroleos Mexicanos 6.375% 1/23/45	175,000	200,795
Netherlands - 0.4%
Indosat Palapa Co. BV 7.375% 7/29/20 (d)	100,000	106,250
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)	200,000	199,750
TOTAL NETHERLANDS		306,000
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (d)	150,000	187,500
Venezuela - 1.3%
Petroleos de Venezuela SA:
5.5% 4/12/37	500,000	232,500
6% 11/15/26 (Reg. S)	700,000	342,300
8.5% 11/2/17 (d)	250,000	189,350
9% 11/17/21 (Reg. S)	150,000	95,063
9.75% 5/17/35 (d)	300,000	183,150
TOTAL VENEZUELA		1,042,363
TOTAL NONCONVERTIBLE BONDS (Cost $3,390,824)		3,317,734
Government Obligations - 18.8%

Armenia - 0.5%
Republic of Armenia 6% 9/30/20 (d)	400,000	418,000
Government Obligations - continued
	Principal Amount	Value
Azerbaijan - 0.7%
Azerbaijan Republic 4.75% 3/18/24 (d)	$ 200,000	$ 208,250
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)	325,000	322,758
TOTAL AZERBAIJAN		531,008
Barbados - 0.4%
Barbados Government 7% 8/4/22 (d)	350,000	326,375
Belarus - 0.4%
Belarus Republic 8.75% 8/3/15 (Reg. S)	325,000	331,565
Belize - 0.3%
Belize Government 5% 2/20/38 (c)(d)	332,500	251,038
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (d)	200,000	205,250
Brazil - 0.2%
Brazilian Federative Republic 5% 1/27/45	200,000	196,000
Colombia - 0.3%
Colombian Republic 11.75% 2/25/20	150,000	213,375
Congo - 0.3%
Congo Republic 3.5% 6/30/29 (c)	312,550	285,564
Costa Rica - 0.3%
Costa Rican Republic 7% 4/4/44 (d)	200,000	206,500
Croatia - 0.3%
Croatia Republic 6% 1/26/24 (d)	250,000	270,313
Dominican Republic - 0.5%
Dominican Republic:
5.875% 4/18/24 (d)	150,000	158,250
7.45% 4/30/44 (d)	200,000	223,500
TOTAL DOMINICAN REPUBLIC		381,750
El Salvador - 0.5%
El Salvador Republic:
6.375% 1/18/27 (d)	200,000	205,000
7.625% 2/1/41 (d)	150,000	162,000
TOTAL EL SALVADOR		367,000
Gabon - 0.3%
Gabonese Republic 6.375% 12/12/24 (d)	200,000	212,000
Georgia - 0.3%
Georgia Republic 6.875% 4/12/21 (d)	200,000	225,540
Government Obligations - continued
	Principal Amount	Value
Ghana - 0.5%
Ghana Republic:
7.875% 8/7/23 (Reg.S)	$ 200,000	$ 201,300
8.125% 1/18/26 (d)	200,000	201,000
TOTAL GHANA		402,300
Guatemala - 0.2%
Guatemalan Republic 4.875% 2/13/28 (d)	200,000	204,500
Hungary - 0.6%
Hungarian Republic 7.625% 3/29/41	350,000	452,375
Indonesia - 0.9%
Indonesian Republic:
5.875% 1/15/24 (d)	400,000	455,000
6.75% 1/15/44 (d)	200,000	245,250
TOTAL INDONESIA		700,250
Ivory Coast - 0.6%
Ivory Coast:
5.375% 7/23/24 (d)	200,000	191,500
7.7743% 12/31/32	275,000	265,430
TOTAL IVORY COAST		456,930
Jamaica - 0.2%
Jamaican Government 8% 6/24/19	150,000	162,000
Jordan - 0.4%
Jordanian Kingdom 3.875% 11/12/15	300,000	303,450
Kenya - 0.3%
Republic of Kenya 6.875% 6/24/24 (d)	200,000	213,000
Lebanon - 0.3%
Lebanese Republic 11.625% 5/11/16 (Reg. S)	250,000	278,750
Mexico - 0.7%
United Mexican States 5.75% 10/12/2110	500,000	529,418
Mongolia - 0.2%
Mongolian People's Republic 5.125% 12/5/22 (Reg. S)	200,000	178,000
Morocco - 0.2%
Moroccan Kingdom 5.5% 12/11/42 (d)	200,000	203,500
Namibia - 0.3%
Republic of Namibia 5.5% 11/3/21 (d)	200,000	216,000
Netherlands - 0.3%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)	250,000	267,188
Government Obligations - continued
	Principal Amount	Value
Nigeria - 0.3%
Republic of Nigeria 6.375% 7/12/23	$ 200,000	$ 212,000
Pakistan - 0.3%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)	200,000	206,500
Panama - 0.2%
Panamanian Republic 4.3% 4/29/53	200,000	180,000
Philippines - 0.5%
Philippine Republic:
9.5% 2/2/30	150,000	239,438
10.625% 3/16/25	100,000	158,250
TOTAL PHILIPPINES		397,688
Romania - 0.3%
Romanian Republic 6.125% 1/22/44 (d)	200,000	234,250
Russia - 1.6%
Russian Federation:
4.875% 9/16/23 (d)	200,000	200,290
5.625% 4/4/42 (d)	200,000	201,834
5.875% 9/16/43 (d)	200,000	209,000
7.5% 3/31/30 (Reg. S)	245,625	278,659
12.75% 6/24/28 (Reg. S)	225,000	370,733
TOTAL RUSSIA		1,260,516
Senegal - 0.3%
Republic of Senegal 8.75% 5/13/21 (d)	200,000	229,000
Serbia - 0.4%
Republic of Serbia 7.25% 9/28/21 (d)	260,000	298,870
Sri Lanka - 0.4%
Democratic Socialist Republic of Sri Lanka 6.25% 10/4/20 (d)	300,000	319,500
Tanzania - 0.3%
United Republic of Tanzania 6.3289% 3/9/20 (f)	200,000	216,250
Turkey - 1.1%
Turkish Republic:
6.625% 2/17/45	200,000	239,560
7.375% 2/5/25	300,000	370,785
11.875% 1/15/30	165,000	287,925
TOTAL TURKEY		898,270
Government Obligations - continued
	Principal Amount	Value
Ukraine - 0.5%
Ukraine Government:
6.58% 11/21/16 (d)	$ 250,000	$ 220,050
6.75% 11/14/17 (d)	200,000	174,500
TOTAL UKRAINE		394,550
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 12/11/14 to 12/18/14 (e)	80,000	79,999
Venezuela - 0.8%
Venezuelan Republic:
7% 3/31/38	650,000	373,750
8.25% 10/13/24	300,000	181,200
9% 5/7/23 (Reg. S)	100,000	64,250
TOTAL VENEZUELA		619,200
Vietnam - 0.3%
Vietnamese Socialist Republic 6.75% 1/29/20 (d)	200,000	224,000
Zambia - 0.2%
Republic of Zambia 5.375% 9/20/22 (d)	200,000	191,420
TOTAL GOVERNMENT OBLIGATIONS (Cost $14,511,051)		14,950,952
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $1,289,861)	1,289,861	1,289,861
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $72,483,061)		79,660,229
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(116,546)
NET ASSETS - 100%		$ 79,543,683
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 NYSE E-mini MSCI EAFE Index Contracts (United States)	Dec. 2014	$ 101,360	$ 134

The face value of futures purchased as a percentage of net assets is 0.1%
Security Type Abbreviations
ELS	-	Equity-Linked Security
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,788,966 or 12.3% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,000.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,867
Fidelity Securities Lending Cash Central Fund	202
Total	$ 2,069
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,431,798	$ 4,149,772	$ 1,282,026	$ -
Consumer Staples	5,138,380	2,448,487	2,689,893	-
Energy	5,715,973	3,557,436	2,158,537	-
Financials	16,526,711	8,453,373	8,073,338	-
Health Care	1,354,663	787,806	566,857	-
Industrials	4,734,133	3,102,632	1,631,501	-
Information Technology	10,958,598	4,530,768	6,427,830	-
Materials	4,613,011	2,712,952	1,900,059	-
Telecommunication Services	4,072,331	2,423,168	1,649,163	-
Utilities	1,556,084	547,992	1,008,092	-
Corporate Bonds	3,317,734	-	3,317,734	-
Government Obligations	14,950,952	-	14,950,952	-
Money Market Funds	1,289,861	1,289,861	-	-
Total Investments in Securities:	$ 79,660,229	$ 34,004,247	$ 45,655,982	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 134	$ 134	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 14,745,499
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 134	$ -
Total Value of Derivatives	$ 134	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
AAA,AA,A	1.0%
BBB	6.8%
BB	6.0%
B	4.8%
CCC,CC,C	3.4%
Not Rated	0.9%
Equities	75.5%
Short-Term Investments and Net Other Assets	1.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $71,193,200)	$ 78,370,368
Fidelity Central Funds (cost $1,289,861)	1,289,861
Total Investments (cost $72,483,061)		$ 79,660,229
Cash		438,649
Foreign currency held at value (cost $102,812)		102,789
Receivable for investments sold		860,000
Receivable for fund shares sold		33,205
Dividends receivable		67,683
Interest receivable		309,501
Distributions receivable from Fidelity Central Funds		102
Receivable for daily variation margin for derivative instruments		134
Prepaid expenses		165
Receivable from investment adviser for expense reductions		56,666
Other receivables		23,555
Total assets		81,552,678

Liabilities
Payable for investments purchased	$ 1,640,340
Payable for fund shares redeemed	4,963
Accrued management fee	52,153
Distribution and service plan fees payable	13,150
Other affiliated payables	21,763
Other payables and accrued expenses	276,626
Total liabilities		2,008,995

Net Assets		$ 79,543,683
Net Assets consist of:
Paid in capital		$ 71,679,847
Undistributed net investment income		1,150,725
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(362,249)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,075,360
Net Assets		$ 79,543,683

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,627,168 ÷ 1,179,223 shares)	$ 11.56

Maximum offering price per share (100/94.25 of $11.56)	$ 12.27
Class T: Net Asset Value and redemption price per share ($5,276,506 ÷ 457,380 shares)	$ 11.54

Maximum offering price per share (100/96.50 of $11.54)	$ 11.96
Class C: Net Asset Value and offering price per share ($10,103,945 ÷ 881,138 shares)A	$ 11.47

Total Emerging Markets: Net Asset Value, offering price and redemption price per share ($45,763,108 ÷ 3,946,439 shares)	$ 11.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,772,956 ÷ 411,824 shares)	$ 11.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Total Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,495,470
Interest		1,253,596
Income from Fidelity Central Funds		2,069
Income before foreign taxes withheld		2,751,135
Less foreign taxes withheld		(173,322)
Total income		2,577,813

Expenses
Management fee	$ 633,325
Transfer agent fees	176,181
Distribution and service plan fees	153,365
Accounting and security lending fees	40,995
Custodian fees and expenses	355,802
Independent trustees' compensation	327
Registration fees	64,678
Audit	98,715
Legal	301
Miscellaneous	3,723
Total expenses before reductions	1,527,412
Expense reductions	(265,974)	1,261,438
Net investment income (loss)		1,316,375
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $11,196)	3,174,799
Foreign currency transactions	(75,868)
Futures contracts	42,055
Total net realized gain (loss)		3,140,986
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $89,295)	(2,661,136)
Assets and liabilities in foreign currencies	(4,394)
Futures contracts	9,141
Total change in net unrealized appreciation (depreciation)		(2,656,389)
Net gain (loss)		484,597
Net increase (decrease) in net assets resulting from operations		$ 1,800,972

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,316,375	$ 1,900,179
Net realized gain (loss)	3,140,986	(1,878,240)
Change in net unrealized appreciation (depreciation)	(2,656,389)	1,872,247
Net increase (decrease) in net assets resulting from operations	1,800,972	1,894,186
Distributions to shareholders from net investment income	(1,381,318)	(1,561,667)
Distributions to shareholders from net realized gain	-	(137,352)
Total distributions	(1,381,318)	(1,699,019)
Share transactions - net increase (decrease)	(8,457,450)	(15,755,086)
Redemption fees	27,840	87,191
Total increase (decrease) in net assets	(8,009,956)	(15,472,728)

Net Assets
Beginning of period	87,553,639	103,026,367
End of period (including undistributed net investment income of $1,150,725 and undistributed net investment income of $1,219,736, respectively)	$ 79,543,683	$ 87,553,639

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.37	$ 10.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.18	.18	.20
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.37	.66	.88
Distributions from net investment income	(.18)	(.15)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.18)	(.16)	(.02)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.56	$ 11.37	$ 10.86
Total ReturnA, B	3.30%	6.23%	8.80%
Ratios to Average Net Assets D, H
Expenses before reductions	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%
Expenses net of all reductions	1.65%	1.62%	1.62%
Net investment income (loss)	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,627	$ 18,837	$ 7,675
Portfolio turnover rate E	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.34	$ 10.84	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.15	.15	.17
Net realized and unrealized gain (loss)	.19	.48 F	.68
Total from investment operations	.34	.63	.85
Distributions from net investment income	(.14)	(.12)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.14)	(.14) J	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.54	$ 11.34	$ 10.84
Total ReturnA, B	3.04%	5.93%	8.56%
Ratios to Average Net Assets D, H
Expenses before reductions	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%
Expenses net of all reductions	1.90%	1.88%	1.87%
Net investment income (loss)	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,277	$ 5,967	$ 5,823
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.80	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.10	.09	.12
Net realized and unrealized gain (loss)	.19	.47 F	.69
Total from investment operations	.29	.56	.81
Distributions from net investment income	(.11)	(.07)	(.01)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.11)	(.08)	(.01)
Redemption fees added to paid in capital C	- I	.01	- I
Net asset value, end of period	$ 11.47	$ 11.29	$ 10.80
Total ReturnA, B	2.56%	5.31%	8.07%
Ratios to Average Net Assets D, H
Expenses before reductions	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%
Expenses net of all reductions	2.40%	2.37%	2.37%
Net investment income (loss)	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,104	$ 7,436	$ 5,824
Portfolio turnover rateE	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the period November 1, 2011 (commencement of operations) to October 31, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total Emerging Markets

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.21	.22
Net realized and unrealized gain (loss)	.19	.47 E	.69
Total from investment operations	.40	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.60	$ 11.40	$ 10.89
Total ReturnA	3.56%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.38%	1.38%
Net investment income (loss)	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,763	$ 49,959	$ 81,416
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.21	.20	.22
Net realized and unrealized gain (loss)	.18	.48 E	.69
Total from investment operations	.39	.68	.91
Distributions from net investment income	(.20)	(.17)	(.02)
Distributions from net realized gain	-	(.01)	-
Total distributions	(.20)	(.18)	(.02)
Redemption fees added to paid in capital B	- H	.01	- H
Net asset value, end of period	$ 11.59	$ 11.40	$ 10.89
Total ReturnA	3.51%	6.44%	9.15%
Ratios to Average Net Assets C, G
Expenses before reductions	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%
Expenses net of all reductions	1.40%	1.37%	1.37%
Net investment income (loss)	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,773	$ 5,354	$ 2,287
Portfolio turnover rateD	102%	120%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period November 1, 2011 (commencement of operations) to October 31, 2012.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,884,326
Gross unrealized depreciation	(4,096,936)
Net unrealized appreciation (depreciation) on securities	$ 6,787,390

Tax Cost	$ 72,872,839

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,043,841
Undistributed long-term capital gain	$ 134,651
Net unrealized appreciation (depreciation) on securities and other investments	$ 6,784,523

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 1,381,318	$ 1,699,019

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $42,055 and a change in net unrealized appreciation (depreciation) of $9,141 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $78,871,035 and $87,196,124, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 37,836	$ 14,585
Class T	.25%	.25%	27,474	10,294
Class C	.75%	.25%	88,055	66,764
			$ 153,365	$ 91,643

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,093
Class T	1,444
Class C*	1,370
$ 7,907

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 32,080.21
Class T	16,754.31
Class C	19,208.22
Total Emerging Markets	99,220.22
Institutional Class	8,919.19
	$ 176,181

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $699 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $202. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$ 49,666
Class T	1.90%	22,953
Class C	2.40%	28,693
Total Emerging Markets	1.40%	149,847
Institutional Class	1.40%	14,635
		$ 265,794

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $180.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 298,475	$ 104,565
Class T	72,882	69,282
Class C	71,691	35,970
Total Emerging Markets	837,446	1,316,259
Institutional Class	100,824	35,591
Total	$ 1,381,318	$ 1,561,667
From net realized gain
Class A	$ -	$ 10,027
Class T	-	7,822
Class C	-	7,516
Total Emerging Markets	-	109,039
Institutional Class	-	2,948
Total	$ -	$ 137,352

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	374,099	1,550,621	$ 4,265,512	$ 17,267,543
Reinvestment of distributions	24,147	9,656	267,553	105,541
Shares redeemed	(876,261)	(609,546)	(9,758,391)	(6,666,165)
Net increase (decrease)	(478,015)	950,731	$ (5,225,326)	$ 10,706,919
Class T
Shares sold	73,071	277,882	$ 838,229	$ 3,114,089
Reinvestment of distributions	6,487	7,041	71,875	76,883
Shares redeemed	(148,531)	(295,695)	(1,659,489)	(3,268,261)
Net increase (decrease)	(68,973)	(10,772)	$ (749,385)	$ (77,289)
Class C
Shares sold	312,027	431,831	$ 3,545,260	$ 4,824,945
Reinvestment of distributions	6,236	3,973	69,031	43,420
Shares redeemed	(95,617)	(316,804)	(1,079,948)	(3,521,280)
Net increase (decrease)	222,646	119,000	$ 2,534,343	$ 1,347,085

Annual Report

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Total Emerging Markets
Shares sold	1,227,986	5,085,608	$ 14,240,572	$ 57,439,168
Reinvestment of distributions	69,851	113,766	774,644	1,243,462
Shares redeemed	(1,734,596)	(8,294,710)	(19,517,156)	(89,232,029)
Net increase (decrease)	(436,759)	(3,095,336)	$ (4,501,940)	$ (30,549,399)
Institutional Class
Shares sold	216,506	491,268	$ 2,508,322	$ 5,357,985
Reinvestment of distributions	8,910	3,526	98,814	38,539
Shares redeemed	(283,392)	(235,091)	(3,122,278)	(2,578,926)
Net increase (decrease)	(57,976)	259,703	$ (515,142)	$ 2,817,598

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended period indicated and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Total Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.199	$0.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st, 2014, $135,843, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 92% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/13	$0.2359	$0.0349

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

ATEKI-UANN-1214
1.931260.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Class A, Class T, Class B,
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-5.57%	5.89%	-1.92%
Class T (incl. 3.50% sales charge)	-3.56%	6.14%	-1.82%
Class B (incl. contingent deferred sales charge) B	-5.40%	6.05%	-1.82%
Class C (incl. contingent deferred sales charge) C	-1.53%	6.35%	-1.81%

A From November 1, 2007.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 0.19%, -0.06%, -0.56% and -0.57%, respectively (excluding sales charges), compared with an advance of 0.18% for the MSCI ACWI (All Country World Index) ex USA Index. The fund benefited the most from its out-of-index investments in the U.S. Favorable positioning in the U.K. and India also helped. On the negative side, the fund lost ground in Hong Kong, while a significant underweighting in outperforming Canada further detracted. On an individual basis, U.K.-based hotel company InterContinental Hotel Group was the fund's top relative contributor. A stake in Japan-based Astellas Pharma helped, due in part to the firm's September announcement that the U.S. government had approved expanded use of its Xtandi® cancer drug. Selling our holdings in U.K.-based food retailer Tesco in the first half of the year also helped, as sliding sales and a loss in market share steadily eroded its stock price. In contrast, one notable laggard was Andritz, an Austrian industrial engineering firm that saw its stock return -21%. Another performance challenge was the fund's overweighting, on average, in Japanese bank holding company Sumitomo Mitsui Financial Group, about which we became more bearish and ultimately sold the stock during the period.

Annual Report

Note to shareholders: Sammy Simnegar became a Co-Manager on June 21, 2014, succeeding Ashish Swarup.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.44%
Actual		$ 1,000.00	$ 980.40	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class T	1.69%
Actual		$ 1,000.00	$ 980.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.20%
Actual		$ 1,000.00	$ 976.90	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 978.00	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.04%
Actual		$ 1,000.00	$ 982.90	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.15%
Actual		$ 1,000.00	$ 981.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 15.9%
Japan 13.5%
United States of America* 9.4%
Switzerland 7.8%
France 6.4%
Germany 4.9%
Australia 3.8%
Sweden 3.2%
India 2.8%
Other 32.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
United Kingdom 15.7%
Japan 12.4%
United States of America* 9.7%
Switzerland 8.2%
France 7.5%
Germany 4.7%
India 4.2%
Korea (South) 3.8%
Sweden 3.4%
Other 30.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	97.0
Short-Term Investments and Net Other Assets (Liabilities)	1.3	3.0
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.2	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.7	1.4
Prudential PLC (United Kingdom, Insurance)	1.5	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	1.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.8
Bayer AG (Germany, Pharmaceuticals)	1.2	0.9
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.0	0.8
	14.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.0
Consumer Discretionary	14.5	13.4
Health Care	13.2	12.0
Industrials	12.7	12.3
Consumer Staples	10.9	12.7
Information Technology	10.6	8.0
Materials	6.0	6.2
Telecommunication Services	4.1	6.0
Energy	4.1	3.5
Utilities	1.6	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	36,338	$ 637,392
Australia & New Zealand Banking Group Ltd.	71,673	2,120,846
Carsales.com Ltd.	36,462	344,069
CSL Ltd.	42,674	3,012,909
DuluxGroup Ltd.	11,047	52,207
Imdex Ltd. (a)	42,463	22,484
RCG Corp. Ltd.	76,989	41,646
SEEK Ltd.	21,138	310,198
Sydney Airport unit	279,741	1,087,559
Telstra Corp. Ltd.	150,660	749,708
TFS Corp. Ltd.	42,449	58,836
Transurban Group unit	247,376	1,771,684
Westpac Banking Corp.	98,983	3,038,211
TOTAL AUSTRALIA		13,247,749
Austria - 0.4%
Andritz AG	29,961	1,446,258
Zumtobel AG	3,400	59,927
TOTAL AUSTRIA		1,506,185
Bailiwick of Jersey - 0.9%
Shire PLC	32,580	2,186,018
Wolseley PLC	12,722	675,055
WPP PLC	13,800	269,551
TOTAL BAILIWICK OF JERSEY		3,130,624
Belgium - 2.1%
Anheuser-Busch InBev SA NV	41,971	4,654,349
Gimv NV	1,319	59,918
KBC Ancora (a)	4,181	120,952
KBC Groupe SA (a)	38,317	2,052,725
UCB SA	5,288	426,690
TOTAL BELGIUM		7,314,634
Bermuda - 0.8%
Brilliance China Automotive Holdings Ltd.	218,000	376,980
China Gas Holdings Ltd.	218,000	389,758
China Resources Gas Group Ltd.	126,000	360,169
Credicorp Ltd. (United States)	3,700	595,700
Lazard Ltd. Class A	15,500	762,755
Petra Diamonds Ltd. (a)	19,900	52,844
Common Stocks - continued
	Shares	Value
Bermuda - continued
Travelport Worldwide Ltd.	13,500	$ 195,075
Vostok Nafta Investment Ltd. SDR (a)	7,560	48,426
TOTAL BERMUDA		2,781,707
Brazil - 1.5%
Arezzo Industria e Comercio SA	3,500	40,538
BB Seguridade Participacoes SA	40,200	536,346
CCR SA	68,300	508,550
Cetip SA - Mercados Organizado	24,800	314,266
Cielo SA	37,700	619,078
Estacio Participacoes SA	42,300	489,935
Iguatemi Empresa de Shopping Centers SA	28,500	288,692
Kroton Educacional SA	82,200	585,840
Linx SA	11,700	243,075
Qualicorp SA (a)	38,100	387,473
Smiles SA	18,600	321,272
T4F Entretenimento SA (a)	10,200	11,526
Ultrapar Participacoes SA	22,800	497,332
Weg SA	34,700	409,331
TOTAL BRAZIL		5,253,254
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	23,773	59,041
Mail.Ru Group Ltd. GDR (a)(e)	13,900	336,936
TOTAL BRITISH VIRGIN ISLANDS		395,977
Canada - 0.8%
Canadian Pacific Railway Ltd.	4,766	991,343
Imperial Oil Ltd.	14,900	716,940
Pason Systems, Inc.	5,600	134,006
Potash Corp. of Saskatchewan, Inc.	20,800	709,974
ShawCor Ltd. Class A	2,000	88,106
TOTAL CANADA		2,640,369
Cayman Islands - 2.5%
51job, Inc. sponsored ADR (a)	1,100	33,770
58.com, Inc. ADR	900	35,613
Alibaba Group Holding Ltd. sponsored ADR	4,900	483,140
Autohome, Inc. ADR Class A	5,800	306,762
Baidu.com, Inc. sponsored ADR (a)	2,100	501,417
Bitauto Holdings Ltd. ADR (a)	3,800	318,136
Haitian International Holdings Ltd.	146,000	313,181
Melco Crown Entertainment Ltd. sponsored ADR	13,900	377,246
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sands China Ltd.	319,200	$ 1,990,886
SouFun Holdings Ltd. ADR	34,200	333,450
Tencent Holdings Ltd.	173,300	2,785,325
Wynn Macau Ltd.	374,800	1,354,942
TOTAL CAYMAN ISLANDS		8,833,868
China - 0.3%
China Pacific Insurance Group Co. Ltd. (H Shares)	144,200	539,619
PICC Property & Casualty Co. Ltd. (H Shares)	226,000	414,583
TOTAL CHINA		954,202
Colombia - 0.1%
Grupo de Inversiones Suramerica SA	19,997	415,782
Denmark - 1.5%
A.P. Moller - Maersk A/S Series B	415	967,017
Jyske Bank A/S (Reg.) (a)	16,554	891,873
Novo Nordisk A/S Series B sponsored ADR	71,000	3,207,780
Spar Nord Bank A/S	13,331	134,668
TOTAL DENMARK		5,201,338
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	58,000	394,400
Finland - 0.6%
Kone Oyj (B Shares)	7,500	322,373
Sampo Oyj (A Shares)	28,753	1,375,335
Tikkurila Oyj	20,380	420,886
TOTAL FINLAND		2,118,594
France - 6.4%
Atos Origin SA	13,703	946,001
AXA SA	60,106	1,386,675
BNP Paribas SA	31,354	1,970,064
Bureau Veritas SA	12,800	316,476
Cap Gemini SA	15,902	1,045,401
Coface SA	3,500	43,597
GDF Suez	48,569	1,178,027
Havas SA	98,586	796,853
Ingenico SA	3,033	302,050
Laurent-Perrier Group SA	859	68,893
LVMH Moet Hennessy - Louis Vuitton SA	2,185	370,606
Orange SA	80,300	1,278,406
Pernod Ricard SA	2,500	284,559
Common Stocks - continued
	Shares	Value
France - continued
Publicis Groupe SA (a)	4,400	$ 304,751
Renault SA	10,111	750,480
Safran SA	25,714	1,627,287
Saft Groupe SA	1,254	37,243
Sanofi SA	31,612	2,868,476
Schneider Electric SA	8,290	653,236
Total SA	70,715	4,221,919
Vetoquinol SA	1,500	67,670
Virbac SA	460	102,867
Vivendi SA	61,109	1,491,371
Zodiac Aerospace	9,900	301,905
TOTAL FRANCE		22,414,813
Germany - 4.4%
Allianz SE	13,864	2,204,683
alstria office REIT-AG	2,900	35,956
BASF AG	24,471	2,153,968
Bayer AG	28,312	4,025,113
CompuGroup Medical AG	6,146	140,944
Continental AG	3,983	781,887
CTS Eventim AG	7,966	210,034
Fielmann AG	2,158	140,705
Fresenius SE & Co. KGaA	18,300	941,385
GEA Group AG	16,708	768,306
Linde AG	18,149	3,346,694
Siemens AG	4,547	512,872
TOTAL GERMANY		15,262,547
Greece - 0.2%
Folli Follie SA	11,900	389,216
Greek Organization of Football Prognostics SA	29,900	362,327
Titan Cement Co. SA (Reg.)	4,344	96,299
TOTAL GREECE		847,842
Hong Kong - 0.2%
AIA Group Ltd.	59,200	330,361
Galaxy Entertainment Group Ltd.	62,000	423,950
TOTAL HONG KONG		754,311
India - 2.8%
Apollo Hospitals Enterprise Ltd. (a)	15,570	282,558
Asian Paints India Ltd.	30,401	324,794
Axis Bank Ltd. (a)	52,112	384,077
Common Stocks - continued
	Shares	Value
India - continued
Exide Industries Ltd.	107,368	$ 275,273
Grasim Industries Ltd.	5,109	306,582
Havells India Ltd.	76,303	354,870
HCL Technologies Ltd.	17,231	451,903
HDFC Bank Ltd.	33,095	536,647
Housing Development Finance Corp. Ltd.	79,086	1,424,279
ICICI Bank Ltd. (a)	17,048	452,744
ITC Ltd. (a)	105,347	609,107
Jyothy Laboratories Ltd. (a)	16,584	67,645
Larsen & Toubro Ltd. (a)	21,630	582,912
LIC Housing Finance Ltd.	60,567	356,663
Lupin Ltd.	15,749	364,643
Mahindra & Mahindra Ltd. (a)	20,039	426,065
Motherson Sumi Systems Ltd.	40,123	274,716
Sun Pharmaceutical Industries Ltd.	38,990	536,574
Sun TV Ltd.	66,511	353,725
Tata Consultancy Services Ltd.	16,606	706,544
Tata Motors Ltd. (a)	54,875	479,423
Titan Co. Ltd. (a)	58,658	385,323
TOTAL INDIA		9,937,067
Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk	4,495,200	301,708
PT Astra International Tbk	1,051,800	589,756
PT Bank Central Asia Tbk	634,800	685,293
PT Bank Rakyat Indonesia Tbk	638,600	585,211
PT Global Mediacom Tbk	2,698,800	438,017
PT Indocement Tunggal Prakarsa Tbk	208,900	414,037
PT Jasa Marga Tbk	697,200	366,556
PT Media Nusantara Citra Tbk	1,468,800	340,512
PT Semen Gresik (Persero) Tbk	330,800	434,523
PT Surya Citra Media Tbk	1,114,500	311,970
PT Tower Bersama Infrastructure Tbk	500,800	368,887
TOTAL INDONESIA		4,836,470
Ireland - 1.2%
Actavis PLC (a)	4,600	1,116,604
CRH PLC sponsored ADR	61,429	1,376,624
FBD Holdings PLC	5,372	90,881
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	15,656	$ 166,997
sponsored ADR	29,355	1,565,502
TOTAL IRELAND		4,316,608
Israel - 0.6%
Azrieli Group	13,296	426,821
Ituran Location & Control Ltd.	1,761	36,083
Sarine Technologies Ltd.	39,000	90,445
Strauss Group Ltd.	4,359	70,309
Teva Pharmaceutical Industries Ltd. sponsored ADR	27,109	1,530,845
TOTAL ISRAEL		2,154,503
Italy - 0.8%
Azimut Holding SpA	25,814	602,982
Beni Stabili SpA SIIQ	222,926	153,508
Interpump Group SpA	51,891	676,283
Intesa Sanpaolo SpA	305,700	898,684
Telecom Italia SpA (a)	550,300	623,645
TOTAL ITALY		2,955,102
Japan - 13.5%
Air Water, Inc.	3,000	47,821
Aozora Bank Ltd.	215,000	755,705
Artnature, Inc.	8,000	108,188
Asahi Co. Ltd.	4,800	53,370
Astellas Pharma, Inc.	195,000	3,026,497
Autobacs Seven Co. Ltd.	4,400	64,547
Azbil Corp.	4,700	113,343
Broadleaf Co. Ltd.	3,200	50,576
Coca-Cola Central Japan Co. Ltd.	30,700	552,387
Cosmos Pharmaceutical Corp.	700	100,085
Daiichikosho Co. Ltd.	1,600	40,378
Daikokutenbussan Co. Ltd.	5,000	145,488
DENSO Corp.	74,700	3,423,772
Dentsu, Inc.	19,400	721,283
East Japan Railway Co.	21,300	1,663,599
Fanuc Corp.	7,300	1,286,521
Fast Retailing Co. Ltd.	3,900	1,449,854
Fujitsu Ltd.	97,000	589,708
Glory Ltd.	2,100	54,116
Goldcrest Co. Ltd.	6,860	124,110
Harmonic Drive Systems, Inc.	6,000	77,459
Common Stocks - continued
	Shares	Value
Japan - continued
Hitachi Ltd.	154,000	$ 1,210,051
Hoya Corp.	34,500	1,220,846
Itochu Corp.	135,300	1,635,580
Iwatsuka Confectionary Co. Ltd.	1,400	75,625
Japan Tobacco, Inc.	75,600	2,579,401
KDDI Corp.	20,400	1,339,657
Keyence Corp.	6,121	2,966,131
Kobayashi Pharmaceutical Co. Ltd.	1,500	92,590
Koshidaka Holdings Co. Ltd.	4,000	68,304
Kyoto Kimono Yuzen Co. Ltd.	2,600	23,428
Lasertec Corp.	4,500	56,303
Medikit Co. Ltd.	1,500	46,739
Meiko Network Japan Co. Ltd.	2,700	30,360
Miraial Co. Ltd.	2,400	36,953
Mitsubishi Electric Corp.	60,000	773,628
Mitsubishi UFJ Financial Group, Inc.	488,100	2,845,240
Mitsui Fudosan Co. Ltd.	63,000	2,026,486
Nabtesco Corp.	3,800	91,962
Nagaileben Co. Ltd.	6,100	117,248
ND Software Co. Ltd.	3,000	53,760
Nihon M&A Center, Inc.	1,500	43,109
Nihon Parkerizing Co. Ltd.	7,000	167,088
Nippon Seiki Co. Ltd.	3,000	63,909
Nippon Telegraph & Telephone Corp.	21,500	1,337,705
NS Tool Co. Ltd.	3,800	43,645
OBIC Co. Ltd.	4,000	142,796
OMRON Corp.	16,900	799,956
ORIX Corp.	62,000	860,575
OSG Corp.	12,400	202,197
Paramount Bed Holdings Co. Ltd.	1,300	36,975
San-Ai Oil Co. Ltd.	8,000	55,377
Seven & i Holdings Co., Ltd.	34,700	1,355,248
Seven Bank Ltd.	423,000	1,766,618
SHO-BOND Holdings Co. Ltd.	22,700	877,134
Shoei Co. Ltd.	5,900	90,165
SK Kaken Co. Ltd.	1,000	76,533
SoftBank Corp.	7,500	545,996
Software Service, Inc.	1,600	60,932
Sony Financial Holdings, Inc.	43,700	697,658
Sumitomo Mitsui Trust Holdings, Inc.	272,920	1,114,257
Techno Medica Co. Ltd.	1,800	38,980
TFP Consulting Group Co. Ltd.	2,000	58,346
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	$ 61,056
TKC Corp.	3,000	58,894
Tocalo Co. Ltd.	2,800	52,819
Toyota Motor Corp.	31,700	1,907,618
Tsutsumi Jewelry Co. Ltd.	2,000	49,193
USS Co. Ltd.	128,500	2,022,333
Workman Co. Ltd.	2,000	104,531
Yamato Kogyo Co. Ltd.	23,400	758,043
TOTAL JAPAN		47,188,785
Kenya - 0.4%
East African Breweries Ltd.	96,600	307,781
Kenya Commercial Bank Ltd.	481,600	296,121
Safaricom Ltd.	6,274,300	855,746
TOTAL KENYA		1,459,648
Korea (South) - 1.7%
Bgf Retail (a)	1,204	76,199
Coway Co. Ltd.	7,564	574,457
KEPCO Plant Service & Engineering Co. Ltd.	3,828	312,455
Leeno Industrial, Inc.	1,964	77,778
NAVER Corp.	1,947	1,366,322
Samsung Electronics Co. Ltd.	3,127	3,620,463
TOTAL KOREA (SOUTH)		6,027,674
Luxembourg - 0.2%
RTL Group SA	6,227	578,698
Samsonite International SA	79,100	262,828
TOTAL LUXEMBOURG		841,526
Malaysia - 0.3%
Astro Malaysia Holdings Bhd	337,500	338,595
Public Bank Bhd	94,100	530,305
Tune Insurance Holdings Bhd	441,000	290,939
TOTAL MALAYSIA		1,159,839
Malta - 0.1%
Brait SA	51,016	383,346
Mexico - 1.6%
Banregio Grupo Financiero S.A.B. de CV	56,700	327,916
Consorcio ARA S.A.B. de CV (a)	230,655	106,196
Fomento Economico Mexicano S.A.B. de CV:
unit	68,500	658,841
Common Stocks - continued
	Shares	Value
Mexico - continued
Fomento Economico Mexicano S.A.B. de CV: - continued
sponsored ADR	5,833	$ 561,368
Grupo Aeroportuario del Pacifico SA de CV Series B	51,900	353,111
Grupo Aeroportuario del Sureste SA de CV Series B	32,100	429,120
Grupo Aeroportuario Norte S.A.B. de CV	66,000	328,818
Grupo Financiero Banorte S.A.B. de CV Series O	104,300	669,116
Grupo Mexico SA de CV Series B	153,100	526,051
Grupo Televisa SA de CV	98,400	711,133
Megacable Holdings S.A.B. de CV unit	71,300	326,631
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	27,600	350,620
Qualitas Controladora S.A.B. de CV	101,200	261,750
TOTAL MEXICO		5,610,671
Netherlands - 1.6%
Aalberts Industries NV	7,600	202,336
ASM International NV (depositary receipt)	1,050	34,367
Heijmans NV (Certificaten Van Aandelen)	8,481	115,207
ING Groep NV (Certificaten Van Aandelen) (a)	253,023	3,623,381
Reed Elsevier NV	69,904	1,608,778
VastNed Retail NV	3,438	156,974
TOTAL NETHERLANDS		5,741,043
Nigeria - 0.3%
Dangote Cement PLC	262,417	340,596
Guaranty Trust Bank PLC GDR (Reg. S)	38,400	295,680
Nigerian Breweries PLC	277,569	271,453
TOTAL NIGERIA		907,729
Norway - 0.3%
Statoil ASA	40,700	931,437
Philippines - 0.7%
Alliance Global Group, Inc.	722,700	406,490
GT Capital Holdings, Inc.	16,525	371,308
Jollibee Food Corp.	14,560	63,458
Metropolitan Bank & Trust Co.	159,590	292,820
Robinsons Retail Holdings, Inc.	203,460	289,559
SM Investments Corp.	22,980	400,441
SM Prime Holdings, Inc.	1,147,600	446,103
TOTAL PHILIPPINES		2,270,179
Common Stocks - continued
	Shares	Value
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	10,200	$ 683,400
NOVATEK OAO GDR (Reg. S)	5,000	537,000
TOTAL RUSSIA		1,220,400
Singapore - 0.3%
Singapore Telecommunications Ltd.	325,000	956,565
South Africa - 2.7%
Alexander Forbes Group Holding (a)	440,894	343,769
Aspen Pharmacare Holdings Ltd.	18,700	667,044
Bidvest Group Ltd.	20,332	559,226
Clicks Group Ltd.	126,095	858,563
Coronation Fund Managers Ltd.	35,200	304,776
FirstRand Ltd.	131,700	563,588
Life Healthcare Group Holdings Ltd.	93,500	353,494
Mr Price Group Ltd.	21,800	450,932
MTN Group Ltd.	69,800	1,544,115
Nampak Ltd.	122,830	500,797
Naspers Ltd. Class N	17,300	2,152,966
Remgro Ltd.	21,400	490,834
Sanlam Ltd.	78,100	493,181
TOTAL SOUTH AFRICA		9,283,285
Spain - 2.0%
Amadeus IT Holding SA Class A	29,964	1,100,197
Banco Bilbao Vizcaya Argentaria SA	136,679	1,528,739
Iberdrola SA	212,300	1,500,753
Inditex SA	84,310	2,368,214
Prosegur Compania de Seguridad SA (Reg.)	83,576	490,152
TOTAL SPAIN		6,988,055
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	38,500	2,039,145
Atlas Copco AB (A Shares)	57,159	1,649,558
Fagerhult AB	46,655	859,284
H&M Hennes & Mauritz AB (B Shares)	37,639	1,497,068
Intrum Justitia AB	24,563	729,823
Meda AB (A Shares)	38,100	500,491
Nordea Bank AB	137,267	1,760,417
Svenska Cellulosa AB (SCA) (B Shares)	24,726	552,841
Svenska Handelsbanken AB (A Shares)	30,315	1,445,517
TOTAL SWEDEN		11,034,144
Common Stocks - continued
	Shares	Value
Switzerland - 7.8%
Compagnie Financiere Richemont SA Series A	4,451	$ 374,483
Credit Suisse Group AG	49,298	1,313,486
Nestle SA	103,458	7,586,996
Novartis AG	64,870	6,020,122
Roche Holding AG (participation certificate)	22,895	6,756,352
Schindler Holding AG:
(participation certificate)	6,511	909,503
(Reg.)	2,251	304,610
SGS SA (Reg.)	150	329,263
Syngenta AG (Switzerland)	1,602	495,431
UBS AG (NY Shares)	188,297	3,272,602
TOTAL SWITZERLAND		27,362,848
Taiwan - 1.2%
Addcn Technology Co. Ltd.	4,000	38,469
Delta Electronics, Inc.	95,000	569,035
Giant Manufacturing Co. Ltd.	41,000	331,458
Merida Industry Co. Ltd.	49,500	341,395
Taiwan Semiconductor Manufacturing Co. Ltd.	661,035	2,861,034
TOTAL TAIWAN		4,141,391
Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	57,700	428,613
Bangkok Dusit Medical Services PCL (For. Reg.)	585,700	332,499
Bumrungrad Hospital PCL (For. Reg.)	86,300	352,344
Kasikornbank PCL (For. Reg.)	85,800	621,429
TOTAL THAILAND		1,734,885
Turkey - 0.6%
Albaraka Turk Katilim Bankasi A/S	81,907	57,856
Coca-Cola Icecek Sanayi A/S	53,889	1,229,241
TAV Havalimanlari Holding A/S	51,000	427,935
Tofas Turk Otomobil Fabrikasi A/S	8,618	54,089
Tupras Turkiye Petrol Rafinelleri A/S	19,000	412,458
TOTAL TURKEY		2,181,579
United Arab Emirates - 0.2%
DP World Ltd.	16,669	319,378
First Gulf Bank PJSC	79,996	395,297
TOTAL UNITED ARAB EMIRATES		714,675
United Kingdom - 15.9%
Advanced Computer Software Group PLC	22,800	39,391
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Al Noor Hospitals Group PLC	21,900	$ 356,991
AstraZeneca PLC (United Kingdom)	33,328	2,434,557
Babcock International Group PLC	46,423	813,178
BAE Systems PLC	295,421	2,167,747
Bank of Georgia Holdings PLC	7,100	290,761
Barclays PLC	447,074	1,719,410
Bellway PLC	6,228	174,252
Berendsen PLC	45,355	732,799
BG Group PLC	134,327	2,238,698
BHP Billiton PLC	109,137	2,819,730
British American Tobacco PLC (United Kingdom)	5,000	283,388
Britvic PLC	11,317	123,196
BT Group PLC	52,775	311,126
Bunzl PLC	44,657	1,210,871
Burberry Group PLC	14,300	350,227
Compass Group PLC	81,207	1,306,863
Dechra Pharmaceuticals PLC	9,000	109,132
Derwent London PLC	2,000	95,054
Diageo PLC	10,651	314,123
Elementis PLC	34,808	146,946
GlaxoSmithKline PLC	87,497	1,978,654
Great Portland Estates PLC	13,372	146,851
H&T Group PLC	10,000	25,435
Hilton Food Group PLC	5,400	32,394
HSBC Holdings PLC sponsored ADR	68,466	3,493,135
Imperial Tobacco Group PLC	43,447	1,884,204
Informa PLC	181,654	1,397,747
InterContinental Hotel Group PLC ADR	60,596	2,303,254
Intertek Group PLC	7,000	304,807
ITE Group PLC	20,600	56,104
ITV PLC	361,119	1,172,695
Johnson Matthey PLC	27,877	1,326,250
Liberty Global PLC Class A (a)	16,700	759,349
Meggitt PLC	14,039	101,309
National Grid PLC	152,291	2,259,993
Next PLC	5,900	608,294
Persimmon PLC	3,737	87,459
Prudential PLC	228,088	5,281,612
Reckitt Benckiser Group PLC	34,751	2,918,537
Rolls-Royce Group PLC	78,652	1,060,659
Rotork PLC	10,003	408,846
Royal Dutch Shell PLC Class A sponsored ADR	36,429	2,615,238
Common Stocks - continued
	Shares	Value
United Kingdom - continued
SABMiller PLC	50,863	$ 2,868,135
Shaftesbury PLC	56,637	648,712
Spectris PLC	5,970	172,095
Spirax-Sarco Engineering PLC	5,107	232,836
Standard Chartered PLC (United Kingdom)	23,349	350,954
Ted Baker PLC	2,775	86,342
Ultra Electronics Holdings PLC	4,501	125,644
Unite Group PLC	84,677	578,405
Vodafone Group PLC sponsored ADR	75,826	2,518,940
TOTAL UNITED KINGDOM		55,843,329
United States of America - 8.1%
A.O. Smith Corp.	6,400	341,440
AbbVie, Inc.	8,429	534,904
Altria Group, Inc.	16,000	773,440
ANSYS, Inc. (a)	400	31,424
Autoliv, Inc.	17,154	1,573,708
Berkshire Hathaway, Inc. Class B (a)	6,816	955,331
BorgWarner, Inc.	30,394	1,733,066
Broadridge Financial Solutions, Inc.	1,140	50,080
Constellation Brands, Inc. Class A (sub. vtg.) (a)	9,100	833,014
Cummins, Inc.	7,091	1,036,562
Dril-Quip, Inc. (a)	870	78,257
Evercore Partners, Inc. Class A	1,160	60,053
FMC Technologies, Inc. (a)	11,403	639,024
Google, Inc.:
Class A (a)	2,890	1,641,144
Class C (a)	1,890	1,056,661
International Flavors & Fragrances, Inc.	3,300	327,195
Kansas City Southern	2,600	319,254
Kennedy-Wilson Holdings, Inc.	5,283	143,116
Las Vegas Sands Corp.	5,600	348,656
Martin Marietta Materials, Inc.	11,080	1,295,474
MasterCard, Inc. Class A	27,890	2,335,788
Mead Johnson Nutrition Co. Class A	5,700	566,067
Mohawk Industries, Inc. (a)	8,535	1,212,311
National Oilwell Varco, Inc.	4,046	293,901
Oceaneering International, Inc.	9,038	635,100
Philip Morris International, Inc.	13,200	1,174,932
PPG Industries, Inc.	1,800	366,642
Praxair, Inc.	2,200	277,178
PriceSmart, Inc.	7,385	657,487
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	11,020	$ 575,464
ResMed, Inc. CDI	129,128	679,013
Solera Holdings, Inc.	18,894	981,543
SS&C Technologies Holdings, Inc. (a)	21,354	1,031,825
T-Mobile U.S., Inc. (a)	15,300	446,607
Union Pacific Corp.	7,000	815,150
Visa, Inc. Class A	9,831	2,373,498
W.R. Grace & Co. (a)	3,500	331,100
TOTAL UNITED STATES OF AMERICA		28,525,409
TOTAL COMMON STOCKS (Cost $290,918,842)		340,176,388
Nonconvertible Preferred Stocks - 1.6%

Brazil - 1.0%
Ambev SA sponsored ADR	136,200	909,816
Banco Bradesco SA (PN) sponsored ADR	71,100	1,065,078
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	10,200	426,360
Itau Unibanco Holding SA sponsored ADR	75,000	1,107,000
TOTAL BRAZIL		3,508,254
Colombia - 0.1%
Grupo Aval Acciones y Valores SA	525,754	356,465
Germany - 0.5%
Henkel AG & Co. KGaA	3,000	296,169
Sartorius AG (non-vtg.)	1,050	114,475
Volkswagen AG	6,090	1,297,768
TOTAL GERMANY		1,708,412
United Kingdom - 0.0%
Rolls-Royce Group PLC	7,078,680	11,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,704,650)		5,584,455
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,704,556	$ 2,704,556
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	452,625	452,625
TOTAL MONEY MARKET FUNDS (Cost $3,157,181)		3,157,181
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $299,780,673)		348,918,024
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,402,864
NET ASSETS - 100%		$ 350,320,888
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $336,936 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,978
Fidelity Securities Lending Cash Central Fund	110,200
Total	$ 116,178
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,485,253	$ 31,400,031	$ 20,085,222	$ -
Consumer Staples	37,901,378	19,087,199	18,814,179	-
Energy	14,094,793	6,647,362	7,447,431	-
Financials	73,719,494	33,537,412	40,182,082	-
Health Care	47,021,999	15,198,757	31,823,242	-
Industrials	43,672,266	30,186,330	13,485,936	-
Information Technology	36,382,263	21,380,327	15,001,936	-
Materials	21,426,223	15,220,061	6,206,162	-
Telecommunication Services	14,368,474	6,856,779	7,511,695	-
Utilities	5,688,700	2,678,780	3,009,920	-
Money Market Funds	3,157,181	3,157,181	-	-
Total Investments in Securities:	$ 348,918,024	$ 185,350,219	$ 163,567,805	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 31,040,538
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $443,870) - See accompanying schedule: Unaffiliated issuers (cost $296,623,492)	$ 345,760,843
Fidelity Central Funds (cost $3,157,181)	3,157,181
Total Investments (cost $299,780,673)		$ 348,918,024
Foreign currency held at value (cost $531,237)		530,341
Receivable for investments sold		3,130,638
Receivable for fund shares sold		34,825
Dividends receivable		809,645
Distributions receivable from Fidelity Central Funds		794
Prepaid expenses		1,062
Receivable from investment adviser for expense reductions		886
Other receivables		1,769
Total assets		353,427,984

Liabilities
Payable to custodian bank	$ 268,222
Payable for investments purchased	1,568,693
Payable for fund shares redeemed	167,932
Accrued management fee	237,167
Distribution and service plan fees payable	9,184
Other affiliated payables	54,537
Other payables and accrued expenses	348,736
Collateral on securities loaned, at value	452,625
Total liabilities		3,107,096

Net Assets		$ 350,320,888
Net Assets consist of:
Paid in capital		$ 318,656,094
Undistributed net investment income		5,238,848
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,463,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,889,535
Net Assets		$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,163,958 ÷ 1,145,034 shares)	$ 8.00

Maximum offering price per share (100/94.25 of $8.00)	$ 8.49
Class T: Net Asset Value and redemption price per share ($10,282,207 ÷ 1,278,916 shares)	$ 8.04

Maximum offering price per share (100/96.50 of $8.04)	$ 8.33
Class B: Net Asset Value and offering price per share ($167,965 ÷ 20,859 shares)A	$ 8.05

Class C: Net Asset Value and offering price per share ($4,028,383 ÷ 503,849 shares)A	$ 8.00

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,438,192 ÷ 40,382,479 shares)	$ 8.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,240,183 ÷ 280,204 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 11,693,447
Income from Fidelity Central Funds		116,178
Income before foreign taxes withheld		11,809,625
Less foreign taxes withheld		(748,463)
Total income		11,061,162

Expenses
Management fee Basic fee	$ 2,527,278
Performance adjustment	193,246
Transfer agent fees	465,968
Distribution and service plan fees	109,662
Accounting and security lending fees	187,763
Custodian fees and expenses	227,812
Independent trustees' compensation	1,481
Registration fees	71,601
Audit	96,390
Legal	1,290
Interest	723
Miscellaneous	6,436
Total expenses before reductions	3,889,650
Expense reductions	(2,484)	3,887,166
Net investment income (loss)		7,173,996
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $589,388)	5,722,532
Foreign currency transactions	(82,685)
Total net realized gain (loss)		5,639,847
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $98,574)	(11,108,073)
Assets and liabilities in foreign currencies	(29,837)
Total change in net unrealized appreciation (depreciation)		(11,137,910)
Net gain (loss)		(5,498,063)
Net increase (decrease) in net assets resulting from operations		$ 1,675,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,173,996	$ 5,165,980
Net realized gain (loss)	5,639,847	8,529,722
Change in net unrealized appreciation (depreciation)	(11,137,910)	44,726,463
Net increase (decrease) in net assets resulting from operations	1,675,933	58,422,165
Distributions to shareholders from net investment income	(5,090,375)	(5,845,552)
Distributions to shareholders from net realized gain	(7,679,276)	(9,769,201)
Total distributions	(12,769,651)	(15,614,753)
Share transactions - net increase (decrease)	13,925,925	10,109,727
Redemption fees	3,247	2,498
Total increase (decrease) in net assets	2,835,454	52,919,637

Net Assets
Beginning of period	347,485,434	294,565,797
End of period (including undistributed net investment income of $5,238,848 and undistributed net investment income of $4,647,078, respectively)	$ 350,320,888	$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.13	.09	.13	.11	.08
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.69)	.95
Total from investment operations	.01	1.33	.72	(.58)	1.03
Distributions from net investment income	(.10)	(.13)	(.08)	(.09)	(.04)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.28)	(.37) H	(.08)	(.11)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	.19%	19.00%	10.88%	(8.03)%	16.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.50%	1.57%	1.73%	2.02%
Expenses net of fee waivers, if any	1.44%	1.45%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.42%	1.42%	1.47%
Net investment income (loss)	1.63%	1.21%	1.88%	1.44%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,164	$ 9,034	$ 5,767	$ 4,307	$ 5,029
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.11	.07	.11	.09	.06
Net realized and unrealized gain (loss)	(.12)	1.25	.59	(.68)	.95
Total from investment operations	(.01)	1.32	.70	(.59)	1.01
Distributions from net investment income	(.09)	(.13)	(.06)	(.07)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.27)	(.37)H	(.06)	(.09)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Total ReturnA, B	(.06)%	18.73%	10.52%	(8.08)%	15.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.75%	1.84%	2.02%	2.31%
Expenses net of fee waivers, if any	1.68%	1.70%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.68%	1.67%	1.67%	1.67%	1.72%
Net investment income (loss)	1.38%	.96%	1.63%	1.19%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,282	$ 7,909	$ 2,348	$ 997	$ 1,004
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	(.05)	1.28	.67	(.63)	.98
Distributions from net investment income	(.03)	(.05)	(.02)	(.04)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.21)	(.30)	(.02)	(.06)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Total ReturnA, B	(.56)%	18.05%	10.05%	(8.66)%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.34%	2.51%	2.81%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168	$ 192	$ 220	$ 254	$ 327
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.25	.58	(.69)	.94
Total from investment operations	(.05)	1.29	.66	(.64)	.97
Distributions from net investment income	(.05)	(.08)	(.02)	(.03)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.23)	(.32) H	(.02)	(.05)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	(.57)%	18.30%	9.98%	(8.72)%	15.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.31%	2.51%	2.80%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,028	$ 3,584	$ 2,737	$ 1,396	$ 1,423
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.16	.12	.15	.12	.09
Net realized and unrealized gain (loss)	(.12)	1.24	.58	(.68)	.96
Total from investment operations	.04	1.36	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.06)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39) G	(.10)	(.12)	(.09)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Total ReturnA	.55%	19.48%	11.03%	(7.70)%	16.45%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.16%	1.42%	1.79%
Expenses net of fee waivers, if any	1.04%	1.09%	1.16%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.07%	1.13%	1.17%	1.22%
Net investment income (loss)	2.03%	1.57%	2.16%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,438	$ 324,395	$ 281,979	$ 131,338	$ 60,826
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.15	.11	.14	.12	.10
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	.03	1.35	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.08)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39)G	(.10)	(.12)	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Total ReturnA	.37%	19.40%	11.06%	(7.72)%	16.48%
Ratios to Average Net Assets C, E
Expenses before reductions	1.15%	1.21%	1.27%	1.48%	1.82%
Expenses net of fee waivers, if any	1.15%	1.20%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.15%	1.18%	1.17%	1.17%	1.23%
Net investment income (loss)	1.91%	1.46%	2.13%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,240	$ 2,372	$ 1,514	$ 197	$ 28
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 58,023,153
Gross unrealized depreciation	(10,503,108)
Net unrealized appreciation (depreciation) on securities	$ 47,520,045

Tax Cost	$ 301,397,979

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,259,862
Undistributed long-term capital gain	$ 1,617,012
Capital Loss Carryforward	$ (22,463,295)
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,496,394

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (13,607,298)
2019	(8,855,997)
Total capital loss carryforward	$ (22,463,295)

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the Fund will be limited by approximately $4,535,766 per year.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 9,375,496	$ 15,216,010
Long-term Capital Gains	3,394,155	398,743
Total	$ 12,769,651	$ 15,614,753

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $309,792,512 and $301,150,794, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was ..75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,345	$ 783
Class T	.25%	.25%	45,742	42
Class B	.75%	.25%	1,819	1,368
Class C	.75%	.25%	38,756	4,324
			$ 109,662	$ 6,517

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,209
Class T	1,579
Class B*	44
Class C*	255
$ 4,087

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,151.27
Class T	24,329.27
Class B	548.30
Class C	11,816.30
Total International Equity	398,576.12
Institutional Class	5,548.24
	$ 465,968

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,000 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,277,714.33%		$ 723

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,056.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $583 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $110,200, including $462 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.20%	$ 38
Class C	2.20%	880
		$ 918

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,566.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 114,661	$ 102,760
Class T	92,140	49,034
Class B	757	1,541
Class C	24,034	28,314
Total International Equity	4,825,256	5,630,153
Institutional Class	33,527	33,750
Total	$ 5,090,375	$ 5,845,552

Annual Report

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 201,491	$ 199,811
Class T	179,326	93,853
Class B	4,154	6,990
Class C	83,657	92,492
Total International Equity	7,158,781	9,320,186
Institutional Class	51,867	55,869
Total	$ 7,679,276	$ 9,769,201

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	232,039	510,102	$ 1,877,334	$ 3,880,513
Reinvestment of distributions	38,586	41,103	306,762	293,886
Shares redeemed	(217,382)	(248,440)	(1,752,622)	(1,903,860)
Net increase (decrease)	53,243	302,765	$ 431,474	$ 2,270,539
Class T
Shares sold	525,401	807,518	$ 4,252,382	$ 6,202,497
Reinvestment of distributions	33,829	19,724	270,968	142,209
Shares redeemed	(230,852)	(195,438)	(1,883,437)	(1,518,035)
Net increase (decrease)	328,378	631,804	$ 2,639,913	$ 4,826,671
Class B
Shares sold	2,568	827	$ 21,032	$ 6,304
Reinvestment of distributions	604	1,165	4,866	8,437
Shares redeemed	(5,357)	(8,955)	(43,506)	(69,218)
Net increase (decrease)	(2,185)	(6,963)	$ (17,608)	$ (54,477)
Class C
Shares sold	174,035	129,341	$ 1,421,548	$ 986,204
Reinvestment of distributions	10,201	12,546	81,608	90,328
Shares redeemed	(113,485)	(83,065)	(922,884)	(635,648)
Net increase (decrease)	70,751	58,822	$ 580,272	$ 440,884
Total International Equity
Shares sold	7,329,051	10,376,724	$ 59,640,689	$ 77,880,274
Reinvestment of distributions	1,486,031	2,062,441	11,828,806	14,746,450
Shares redeemed	(7,554,096)	(11,840,491)	(61,144,473)	(90,585,484)
Net increase (decrease)	1,260,986	598,674	$ 10,325,022	$ 2,041,240

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	127,536	142,800	$ 1,054,194	$ 1,078,337
Reinvestment of distributions	10,120	12,587	80,252	89,619
Shares redeemed	(144,685)	(75,629)	(1,167,594)	(583,086)
Net increase (decrease)	(7,029)	79,758	$ (33,148)	$ 584,870

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 72% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Mangement, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.100	$0.040

Class T	12/08/14	12/05/14	$0.090	$0.040

Class B	12/08/14	12/05/14	$0.041	$0.040

Class C	12/08/14	12/05/14	$0.053	$0.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st, 2014, $1,957,679, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 3%, Class T designates 3%, Class B designates 4%, and Class C designates 4% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 71%, Class T designates 75%, Class B designates 100%, and Class C designates 93% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2013	$0.1033	$0.0119

Class T	12/09/2013	$0.0985	$0.0119

Class B	12/09/2013	$0.0698	$0.0119

Class C	12/09/2013	$0.0789	$0.0119

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIE-UANN-1214
1.853363.106

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Total International Equity

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Total International Equity Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Institutional Class	0.37%	7.42%	-0.83%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Institutional Class shares gained 0.37%, compared with an advance of 0.18% for the MSCI ACWI (All Country World Index) ex USA Index. The fund benefited the most from its positioning in the U.S. Favorable out-of-index investments in the U.K. and India also helped. On the negative side, the fund lost ground in Hong Kong, while a significant underweighting in outperforming Canada further detracted. On an individual basis, U.K.-based hotel company InterContinental Hotel Group was the fund's top relative contributor. A stake in Japan-based Astellas Pharma helped, due in part to the firm's September announcement that the U.S. government had approved expanded use of its Xtandi® cancer drug. Selling our holdings in U.K.-based food retailer Tesco in the first half of the year also helped, as sliding sales and a loss in market share steadily eroded its stock price. In contrast, one notable laggard was Andritz, an Austrian industrial engineering firm that saw its stock return -21%. Another performance challenge was the fund's overweighting, on average, in Japanese bank holding company Sumitomo Mitsui Financial Group, about which we became more bearish and ultimately sold the stock during the period.

Annual Report

Note to shareholders: Sammy Simnegar became a Co-Manager on June 21, 2014, succeeding Ashish Swarup.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.44%
Actual		$ 1,000.00	$ 980.40	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class T	1.69%
Actual		$ 1,000.00	$ 980.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.20%
Actual		$ 1,000.00	$ 976.90	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 978.00	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.04%
Actual		$ 1,000.00	$ 982.90	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.15%
Actual		$ 1,000.00	$ 981.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 15.9%
Japan 13.5%
United States of America* 9.4%
Switzerland 7.8%
France 6.4%
Germany 4.9%
Australia 3.8%
Sweden 3.2%
India 2.8%
Other 32.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
United Kingdom 15.7%
Japan 12.4%
United States of America* 9.7%
Switzerland 8.2%
France 7.5%
Germany 4.7%
India 4.2%
Korea (South) 3.8%
Sweden 3.4%
Other 30.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	97.0
Short-Term Investments and Net Other Assets (Liabilities)	1.3	3.0
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.2	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.7	1.4
Prudential PLC (United Kingdom, Insurance)	1.5	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	1.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.8
Bayer AG (Germany, Pharmaceuticals)	1.2	0.9
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.0	0.8
	14.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.0
Consumer Discretionary	14.5	13.4
Health Care	13.2	12.0
Industrials	12.7	12.3
Consumer Staples	10.9	12.7
Information Technology	10.6	8.0
Materials	6.0	6.2
Telecommunication Services	4.1	6.0
Energy	4.1	3.5
Utilities	1.6	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	36,338	$ 637,392
Australia & New Zealand Banking Group Ltd.	71,673	2,120,846
Carsales.com Ltd.	36,462	344,069
CSL Ltd.	42,674	3,012,909
DuluxGroup Ltd.	11,047	52,207
Imdex Ltd. (a)	42,463	22,484
RCG Corp. Ltd.	76,989	41,646
SEEK Ltd.	21,138	310,198
Sydney Airport unit	279,741	1,087,559
Telstra Corp. Ltd.	150,660	749,708
TFS Corp. Ltd.	42,449	58,836
Transurban Group unit	247,376	1,771,684
Westpac Banking Corp.	98,983	3,038,211
TOTAL AUSTRALIA		13,247,749
Austria - 0.4%
Andritz AG	29,961	1,446,258
Zumtobel AG	3,400	59,927
TOTAL AUSTRIA		1,506,185
Bailiwick of Jersey - 0.9%
Shire PLC	32,580	2,186,018
Wolseley PLC	12,722	675,055
WPP PLC	13,800	269,551
TOTAL BAILIWICK OF JERSEY		3,130,624
Belgium - 2.1%
Anheuser-Busch InBev SA NV	41,971	4,654,349
Gimv NV	1,319	59,918
KBC Ancora (a)	4,181	120,952
KBC Groupe SA (a)	38,317	2,052,725
UCB SA	5,288	426,690
TOTAL BELGIUM		7,314,634
Bermuda - 0.8%
Brilliance China Automotive Holdings Ltd.	218,000	376,980
China Gas Holdings Ltd.	218,000	389,758
China Resources Gas Group Ltd.	126,000	360,169
Credicorp Ltd. (United States)	3,700	595,700
Lazard Ltd. Class A	15,500	762,755
Petra Diamonds Ltd. (a)	19,900	52,844
Common Stocks - continued
	Shares	Value
Bermuda - continued
Travelport Worldwide Ltd.	13,500	$ 195,075
Vostok Nafta Investment Ltd. SDR (a)	7,560	48,426
TOTAL BERMUDA		2,781,707
Brazil - 1.5%
Arezzo Industria e Comercio SA	3,500	40,538
BB Seguridade Participacoes SA	40,200	536,346
CCR SA	68,300	508,550
Cetip SA - Mercados Organizado	24,800	314,266
Cielo SA	37,700	619,078
Estacio Participacoes SA	42,300	489,935
Iguatemi Empresa de Shopping Centers SA	28,500	288,692
Kroton Educacional SA	82,200	585,840
Linx SA	11,700	243,075
Qualicorp SA (a)	38,100	387,473
Smiles SA	18,600	321,272
T4F Entretenimento SA (a)	10,200	11,526
Ultrapar Participacoes SA	22,800	497,332
Weg SA	34,700	409,331
TOTAL BRAZIL		5,253,254
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	23,773	59,041
Mail.Ru Group Ltd. GDR (a)(e)	13,900	336,936
TOTAL BRITISH VIRGIN ISLANDS		395,977
Canada - 0.8%
Canadian Pacific Railway Ltd.	4,766	991,343
Imperial Oil Ltd.	14,900	716,940
Pason Systems, Inc.	5,600	134,006
Potash Corp. of Saskatchewan, Inc.	20,800	709,974
ShawCor Ltd. Class A	2,000	88,106
TOTAL CANADA		2,640,369
Cayman Islands - 2.5%
51job, Inc. sponsored ADR (a)	1,100	33,770
58.com, Inc. ADR	900	35,613
Alibaba Group Holding Ltd. sponsored ADR	4,900	483,140
Autohome, Inc. ADR Class A	5,800	306,762
Baidu.com, Inc. sponsored ADR (a)	2,100	501,417
Bitauto Holdings Ltd. ADR (a)	3,800	318,136
Haitian International Holdings Ltd.	146,000	313,181
Melco Crown Entertainment Ltd. sponsored ADR	13,900	377,246
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sands China Ltd.	319,200	$ 1,990,886
SouFun Holdings Ltd. ADR	34,200	333,450
Tencent Holdings Ltd.	173,300	2,785,325
Wynn Macau Ltd.	374,800	1,354,942
TOTAL CAYMAN ISLANDS		8,833,868
China - 0.3%
China Pacific Insurance Group Co. Ltd. (H Shares)	144,200	539,619
PICC Property & Casualty Co. Ltd. (H Shares)	226,000	414,583
TOTAL CHINA		954,202
Colombia - 0.1%
Grupo de Inversiones Suramerica SA	19,997	415,782
Denmark - 1.5%
A.P. Moller - Maersk A/S Series B	415	967,017
Jyske Bank A/S (Reg.) (a)	16,554	891,873
Novo Nordisk A/S Series B sponsored ADR	71,000	3,207,780
Spar Nord Bank A/S	13,331	134,668
TOTAL DENMARK		5,201,338
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	58,000	394,400
Finland - 0.6%
Kone Oyj (B Shares)	7,500	322,373
Sampo Oyj (A Shares)	28,753	1,375,335
Tikkurila Oyj	20,380	420,886
TOTAL FINLAND		2,118,594
France - 6.4%
Atos Origin SA	13,703	946,001
AXA SA	60,106	1,386,675
BNP Paribas SA	31,354	1,970,064
Bureau Veritas SA	12,800	316,476
Cap Gemini SA	15,902	1,045,401
Coface SA	3,500	43,597
GDF Suez	48,569	1,178,027
Havas SA	98,586	796,853
Ingenico SA	3,033	302,050
Laurent-Perrier Group SA	859	68,893
LVMH Moet Hennessy - Louis Vuitton SA	2,185	370,606
Orange SA	80,300	1,278,406
Pernod Ricard SA	2,500	284,559
Common Stocks - continued
	Shares	Value
France - continued
Publicis Groupe SA (a)	4,400	$ 304,751
Renault SA	10,111	750,480
Safran SA	25,714	1,627,287
Saft Groupe SA	1,254	37,243
Sanofi SA	31,612	2,868,476
Schneider Electric SA	8,290	653,236
Total SA	70,715	4,221,919
Vetoquinol SA	1,500	67,670
Virbac SA	460	102,867
Vivendi SA	61,109	1,491,371
Zodiac Aerospace	9,900	301,905
TOTAL FRANCE		22,414,813
Germany - 4.4%
Allianz SE	13,864	2,204,683
alstria office REIT-AG	2,900	35,956
BASF AG	24,471	2,153,968
Bayer AG	28,312	4,025,113
CompuGroup Medical AG	6,146	140,944
Continental AG	3,983	781,887
CTS Eventim AG	7,966	210,034
Fielmann AG	2,158	140,705
Fresenius SE & Co. KGaA	18,300	941,385
GEA Group AG	16,708	768,306
Linde AG	18,149	3,346,694
Siemens AG	4,547	512,872
TOTAL GERMANY		15,262,547
Greece - 0.2%
Folli Follie SA	11,900	389,216
Greek Organization of Football Prognostics SA	29,900	362,327
Titan Cement Co. SA (Reg.)	4,344	96,299
TOTAL GREECE		847,842
Hong Kong - 0.2%
AIA Group Ltd.	59,200	330,361
Galaxy Entertainment Group Ltd.	62,000	423,950
TOTAL HONG KONG		754,311
India - 2.8%
Apollo Hospitals Enterprise Ltd. (a)	15,570	282,558
Asian Paints India Ltd.	30,401	324,794
Axis Bank Ltd. (a)	52,112	384,077
Common Stocks - continued
	Shares	Value
India - continued
Exide Industries Ltd.	107,368	$ 275,273
Grasim Industries Ltd.	5,109	306,582
Havells India Ltd.	76,303	354,870
HCL Technologies Ltd.	17,231	451,903
HDFC Bank Ltd.	33,095	536,647
Housing Development Finance Corp. Ltd.	79,086	1,424,279
ICICI Bank Ltd. (a)	17,048	452,744
ITC Ltd. (a)	105,347	609,107
Jyothy Laboratories Ltd. (a)	16,584	67,645
Larsen & Toubro Ltd. (a)	21,630	582,912
LIC Housing Finance Ltd.	60,567	356,663
Lupin Ltd.	15,749	364,643
Mahindra & Mahindra Ltd. (a)	20,039	426,065
Motherson Sumi Systems Ltd.	40,123	274,716
Sun Pharmaceutical Industries Ltd.	38,990	536,574
Sun TV Ltd.	66,511	353,725
Tata Consultancy Services Ltd.	16,606	706,544
Tata Motors Ltd. (a)	54,875	479,423
Titan Co. Ltd. (a)	58,658	385,323
TOTAL INDIA		9,937,067
Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk	4,495,200	301,708
PT Astra International Tbk	1,051,800	589,756
PT Bank Central Asia Tbk	634,800	685,293
PT Bank Rakyat Indonesia Tbk	638,600	585,211
PT Global Mediacom Tbk	2,698,800	438,017
PT Indocement Tunggal Prakarsa Tbk	208,900	414,037
PT Jasa Marga Tbk	697,200	366,556
PT Media Nusantara Citra Tbk	1,468,800	340,512
PT Semen Gresik (Persero) Tbk	330,800	434,523
PT Surya Citra Media Tbk	1,114,500	311,970
PT Tower Bersama Infrastructure Tbk	500,800	368,887
TOTAL INDONESIA		4,836,470
Ireland - 1.2%
Actavis PLC (a)	4,600	1,116,604
CRH PLC sponsored ADR	61,429	1,376,624
FBD Holdings PLC	5,372	90,881
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	15,656	$ 166,997
sponsored ADR	29,355	1,565,502
TOTAL IRELAND		4,316,608
Israel - 0.6%
Azrieli Group	13,296	426,821
Ituran Location & Control Ltd.	1,761	36,083
Sarine Technologies Ltd.	39,000	90,445
Strauss Group Ltd.	4,359	70,309
Teva Pharmaceutical Industries Ltd. sponsored ADR	27,109	1,530,845
TOTAL ISRAEL		2,154,503
Italy - 0.8%
Azimut Holding SpA	25,814	602,982
Beni Stabili SpA SIIQ	222,926	153,508
Interpump Group SpA	51,891	676,283
Intesa Sanpaolo SpA	305,700	898,684
Telecom Italia SpA (a)	550,300	623,645
TOTAL ITALY		2,955,102
Japan - 13.5%
Air Water, Inc.	3,000	47,821
Aozora Bank Ltd.	215,000	755,705
Artnature, Inc.	8,000	108,188
Asahi Co. Ltd.	4,800	53,370
Astellas Pharma, Inc.	195,000	3,026,497
Autobacs Seven Co. Ltd.	4,400	64,547
Azbil Corp.	4,700	113,343
Broadleaf Co. Ltd.	3,200	50,576
Coca-Cola Central Japan Co. Ltd.	30,700	552,387
Cosmos Pharmaceutical Corp.	700	100,085
Daiichikosho Co. Ltd.	1,600	40,378
Daikokutenbussan Co. Ltd.	5,000	145,488
DENSO Corp.	74,700	3,423,772
Dentsu, Inc.	19,400	721,283
East Japan Railway Co.	21,300	1,663,599
Fanuc Corp.	7,300	1,286,521
Fast Retailing Co. Ltd.	3,900	1,449,854
Fujitsu Ltd.	97,000	589,708
Glory Ltd.	2,100	54,116
Goldcrest Co. Ltd.	6,860	124,110
Harmonic Drive Systems, Inc.	6,000	77,459
Common Stocks - continued
	Shares	Value
Japan - continued
Hitachi Ltd.	154,000	$ 1,210,051
Hoya Corp.	34,500	1,220,846
Itochu Corp.	135,300	1,635,580
Iwatsuka Confectionary Co. Ltd.	1,400	75,625
Japan Tobacco, Inc.	75,600	2,579,401
KDDI Corp.	20,400	1,339,657
Keyence Corp.	6,121	2,966,131
Kobayashi Pharmaceutical Co. Ltd.	1,500	92,590
Koshidaka Holdings Co. Ltd.	4,000	68,304
Kyoto Kimono Yuzen Co. Ltd.	2,600	23,428
Lasertec Corp.	4,500	56,303
Medikit Co. Ltd.	1,500	46,739
Meiko Network Japan Co. Ltd.	2,700	30,360
Miraial Co. Ltd.	2,400	36,953
Mitsubishi Electric Corp.	60,000	773,628
Mitsubishi UFJ Financial Group, Inc.	488,100	2,845,240
Mitsui Fudosan Co. Ltd.	63,000	2,026,486
Nabtesco Corp.	3,800	91,962
Nagaileben Co. Ltd.	6,100	117,248
ND Software Co. Ltd.	3,000	53,760
Nihon M&A Center, Inc.	1,500	43,109
Nihon Parkerizing Co. Ltd.	7,000	167,088
Nippon Seiki Co. Ltd.	3,000	63,909
Nippon Telegraph & Telephone Corp.	21,500	1,337,705
NS Tool Co. Ltd.	3,800	43,645
OBIC Co. Ltd.	4,000	142,796
OMRON Corp.	16,900	799,956
ORIX Corp.	62,000	860,575
OSG Corp.	12,400	202,197
Paramount Bed Holdings Co. Ltd.	1,300	36,975
San-Ai Oil Co. Ltd.	8,000	55,377
Seven & i Holdings Co., Ltd.	34,700	1,355,248
Seven Bank Ltd.	423,000	1,766,618
SHO-BOND Holdings Co. Ltd.	22,700	877,134
Shoei Co. Ltd.	5,900	90,165
SK Kaken Co. Ltd.	1,000	76,533
SoftBank Corp.	7,500	545,996
Software Service, Inc.	1,600	60,932
Sony Financial Holdings, Inc.	43,700	697,658
Sumitomo Mitsui Trust Holdings, Inc.	272,920	1,114,257
Techno Medica Co. Ltd.	1,800	38,980
TFP Consulting Group Co. Ltd.	2,000	58,346
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	$ 61,056
TKC Corp.	3,000	58,894
Tocalo Co. Ltd.	2,800	52,819
Toyota Motor Corp.	31,700	1,907,618
Tsutsumi Jewelry Co. Ltd.	2,000	49,193
USS Co. Ltd.	128,500	2,022,333
Workman Co. Ltd.	2,000	104,531
Yamato Kogyo Co. Ltd.	23,400	758,043
TOTAL JAPAN		47,188,785
Kenya - 0.4%
East African Breweries Ltd.	96,600	307,781
Kenya Commercial Bank Ltd.	481,600	296,121
Safaricom Ltd.	6,274,300	855,746
TOTAL KENYA		1,459,648
Korea (South) - 1.7%
Bgf Retail (a)	1,204	76,199
Coway Co. Ltd.	7,564	574,457
KEPCO Plant Service & Engineering Co. Ltd.	3,828	312,455
Leeno Industrial, Inc.	1,964	77,778
NAVER Corp.	1,947	1,366,322
Samsung Electronics Co. Ltd.	3,127	3,620,463
TOTAL KOREA (SOUTH)		6,027,674
Luxembourg - 0.2%
RTL Group SA	6,227	578,698
Samsonite International SA	79,100	262,828
TOTAL LUXEMBOURG		841,526
Malaysia - 0.3%
Astro Malaysia Holdings Bhd	337,500	338,595
Public Bank Bhd	94,100	530,305
Tune Insurance Holdings Bhd	441,000	290,939
TOTAL MALAYSIA		1,159,839
Malta - 0.1%
Brait SA	51,016	383,346
Mexico - 1.6%
Banregio Grupo Financiero S.A.B. de CV	56,700	327,916
Consorcio ARA S.A.B. de CV (a)	230,655	106,196
Fomento Economico Mexicano S.A.B. de CV:
unit	68,500	658,841
Common Stocks - continued
	Shares	Value
Mexico - continued
Fomento Economico Mexicano S.A.B. de CV: - continued
sponsored ADR	5,833	$ 561,368
Grupo Aeroportuario del Pacifico SA de CV Series B	51,900	353,111
Grupo Aeroportuario del Sureste SA de CV Series B	32,100	429,120
Grupo Aeroportuario Norte S.A.B. de CV	66,000	328,818
Grupo Financiero Banorte S.A.B. de CV Series O	104,300	669,116
Grupo Mexico SA de CV Series B	153,100	526,051
Grupo Televisa SA de CV	98,400	711,133
Megacable Holdings S.A.B. de CV unit	71,300	326,631
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	27,600	350,620
Qualitas Controladora S.A.B. de CV	101,200	261,750
TOTAL MEXICO		5,610,671
Netherlands - 1.6%
Aalberts Industries NV	7,600	202,336
ASM International NV (depositary receipt)	1,050	34,367
Heijmans NV (Certificaten Van Aandelen)	8,481	115,207
ING Groep NV (Certificaten Van Aandelen) (a)	253,023	3,623,381
Reed Elsevier NV	69,904	1,608,778
VastNed Retail NV	3,438	156,974
TOTAL NETHERLANDS		5,741,043
Nigeria - 0.3%
Dangote Cement PLC	262,417	340,596
Guaranty Trust Bank PLC GDR (Reg. S)	38,400	295,680
Nigerian Breweries PLC	277,569	271,453
TOTAL NIGERIA		907,729
Norway - 0.3%
Statoil ASA	40,700	931,437
Philippines - 0.7%
Alliance Global Group, Inc.	722,700	406,490
GT Capital Holdings, Inc.	16,525	371,308
Jollibee Food Corp.	14,560	63,458
Metropolitan Bank & Trust Co.	159,590	292,820
Robinsons Retail Holdings, Inc.	203,460	289,559
SM Investments Corp.	22,980	400,441
SM Prime Holdings, Inc.	1,147,600	446,103
TOTAL PHILIPPINES		2,270,179
Common Stocks - continued
	Shares	Value
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	10,200	$ 683,400
NOVATEK OAO GDR (Reg. S)	5,000	537,000
TOTAL RUSSIA		1,220,400
Singapore - 0.3%
Singapore Telecommunications Ltd.	325,000	956,565
South Africa - 2.7%
Alexander Forbes Group Holding (a)	440,894	343,769
Aspen Pharmacare Holdings Ltd.	18,700	667,044
Bidvest Group Ltd.	20,332	559,226
Clicks Group Ltd.	126,095	858,563
Coronation Fund Managers Ltd.	35,200	304,776
FirstRand Ltd.	131,700	563,588
Life Healthcare Group Holdings Ltd.	93,500	353,494
Mr Price Group Ltd.	21,800	450,932
MTN Group Ltd.	69,800	1,544,115
Nampak Ltd.	122,830	500,797
Naspers Ltd. Class N	17,300	2,152,966
Remgro Ltd.	21,400	490,834
Sanlam Ltd.	78,100	493,181
TOTAL SOUTH AFRICA		9,283,285
Spain - 2.0%
Amadeus IT Holding SA Class A	29,964	1,100,197
Banco Bilbao Vizcaya Argentaria SA	136,679	1,528,739
Iberdrola SA	212,300	1,500,753
Inditex SA	84,310	2,368,214
Prosegur Compania de Seguridad SA (Reg.)	83,576	490,152
TOTAL SPAIN		6,988,055
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	38,500	2,039,145
Atlas Copco AB (A Shares)	57,159	1,649,558
Fagerhult AB	46,655	859,284
H&M Hennes & Mauritz AB (B Shares)	37,639	1,497,068
Intrum Justitia AB	24,563	729,823
Meda AB (A Shares)	38,100	500,491
Nordea Bank AB	137,267	1,760,417
Svenska Cellulosa AB (SCA) (B Shares)	24,726	552,841
Svenska Handelsbanken AB (A Shares)	30,315	1,445,517
TOTAL SWEDEN		11,034,144
Common Stocks - continued
	Shares	Value
Switzerland - 7.8%
Compagnie Financiere Richemont SA Series A	4,451	$ 374,483
Credit Suisse Group AG	49,298	1,313,486
Nestle SA	103,458	7,586,996
Novartis AG	64,870	6,020,122
Roche Holding AG (participation certificate)	22,895	6,756,352
Schindler Holding AG:
(participation certificate)	6,511	909,503
(Reg.)	2,251	304,610
SGS SA (Reg.)	150	329,263
Syngenta AG (Switzerland)	1,602	495,431
UBS AG (NY Shares)	188,297	3,272,602
TOTAL SWITZERLAND		27,362,848
Taiwan - 1.2%
Addcn Technology Co. Ltd.	4,000	38,469
Delta Electronics, Inc.	95,000	569,035
Giant Manufacturing Co. Ltd.	41,000	331,458
Merida Industry Co. Ltd.	49,500	341,395
Taiwan Semiconductor Manufacturing Co. Ltd.	661,035	2,861,034
TOTAL TAIWAN		4,141,391
Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	57,700	428,613
Bangkok Dusit Medical Services PCL (For. Reg.)	585,700	332,499
Bumrungrad Hospital PCL (For. Reg.)	86,300	352,344
Kasikornbank PCL (For. Reg.)	85,800	621,429
TOTAL THAILAND		1,734,885
Turkey - 0.6%
Albaraka Turk Katilim Bankasi A/S	81,907	57,856
Coca-Cola Icecek Sanayi A/S	53,889	1,229,241
TAV Havalimanlari Holding A/S	51,000	427,935
Tofas Turk Otomobil Fabrikasi A/S	8,618	54,089
Tupras Turkiye Petrol Rafinelleri A/S	19,000	412,458
TOTAL TURKEY		2,181,579
United Arab Emirates - 0.2%
DP World Ltd.	16,669	319,378
First Gulf Bank PJSC	79,996	395,297
TOTAL UNITED ARAB EMIRATES		714,675
United Kingdom - 15.9%
Advanced Computer Software Group PLC	22,800	39,391
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Al Noor Hospitals Group PLC	21,900	$ 356,991
AstraZeneca PLC (United Kingdom)	33,328	2,434,557
Babcock International Group PLC	46,423	813,178
BAE Systems PLC	295,421	2,167,747
Bank of Georgia Holdings PLC	7,100	290,761
Barclays PLC	447,074	1,719,410
Bellway PLC	6,228	174,252
Berendsen PLC	45,355	732,799
BG Group PLC	134,327	2,238,698
BHP Billiton PLC	109,137	2,819,730
British American Tobacco PLC (United Kingdom)	5,000	283,388
Britvic PLC	11,317	123,196
BT Group PLC	52,775	311,126
Bunzl PLC	44,657	1,210,871
Burberry Group PLC	14,300	350,227
Compass Group PLC	81,207	1,306,863
Dechra Pharmaceuticals PLC	9,000	109,132
Derwent London PLC	2,000	95,054
Diageo PLC	10,651	314,123
Elementis PLC	34,808	146,946
GlaxoSmithKline PLC	87,497	1,978,654
Great Portland Estates PLC	13,372	146,851
H&T Group PLC	10,000	25,435
Hilton Food Group PLC	5,400	32,394
HSBC Holdings PLC sponsored ADR	68,466	3,493,135
Imperial Tobacco Group PLC	43,447	1,884,204
Informa PLC	181,654	1,397,747
InterContinental Hotel Group PLC ADR	60,596	2,303,254
Intertek Group PLC	7,000	304,807
ITE Group PLC	20,600	56,104
ITV PLC	361,119	1,172,695
Johnson Matthey PLC	27,877	1,326,250
Liberty Global PLC Class A (a)	16,700	759,349
Meggitt PLC	14,039	101,309
National Grid PLC	152,291	2,259,993
Next PLC	5,900	608,294
Persimmon PLC	3,737	87,459
Prudential PLC	228,088	5,281,612
Reckitt Benckiser Group PLC	34,751	2,918,537
Rolls-Royce Group PLC	78,652	1,060,659
Rotork PLC	10,003	408,846
Royal Dutch Shell PLC Class A sponsored ADR	36,429	2,615,238
Common Stocks - continued
	Shares	Value
United Kingdom - continued
SABMiller PLC	50,863	$ 2,868,135
Shaftesbury PLC	56,637	648,712
Spectris PLC	5,970	172,095
Spirax-Sarco Engineering PLC	5,107	232,836
Standard Chartered PLC (United Kingdom)	23,349	350,954
Ted Baker PLC	2,775	86,342
Ultra Electronics Holdings PLC	4,501	125,644
Unite Group PLC	84,677	578,405
Vodafone Group PLC sponsored ADR	75,826	2,518,940
TOTAL UNITED KINGDOM		55,843,329
United States of America - 8.1%
A.O. Smith Corp.	6,400	341,440
AbbVie, Inc.	8,429	534,904
Altria Group, Inc.	16,000	773,440
ANSYS, Inc. (a)	400	31,424
Autoliv, Inc.	17,154	1,573,708
Berkshire Hathaway, Inc. Class B (a)	6,816	955,331
BorgWarner, Inc.	30,394	1,733,066
Broadridge Financial Solutions, Inc.	1,140	50,080
Constellation Brands, Inc. Class A (sub. vtg.) (a)	9,100	833,014
Cummins, Inc.	7,091	1,036,562
Dril-Quip, Inc. (a)	870	78,257
Evercore Partners, Inc. Class A	1,160	60,053
FMC Technologies, Inc. (a)	11,403	639,024
Google, Inc.:
Class A (a)	2,890	1,641,144
Class C (a)	1,890	1,056,661
International Flavors & Fragrances, Inc.	3,300	327,195
Kansas City Southern	2,600	319,254
Kennedy-Wilson Holdings, Inc.	5,283	143,116
Las Vegas Sands Corp.	5,600	348,656
Martin Marietta Materials, Inc.	11,080	1,295,474
MasterCard, Inc. Class A	27,890	2,335,788
Mead Johnson Nutrition Co. Class A	5,700	566,067
Mohawk Industries, Inc. (a)	8,535	1,212,311
National Oilwell Varco, Inc.	4,046	293,901
Oceaneering International, Inc.	9,038	635,100
Philip Morris International, Inc.	13,200	1,174,932
PPG Industries, Inc.	1,800	366,642
Praxair, Inc.	2,200	277,178
PriceSmart, Inc.	7,385	657,487
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	11,020	$ 575,464
ResMed, Inc. CDI	129,128	679,013
Solera Holdings, Inc.	18,894	981,543
SS&C Technologies Holdings, Inc. (a)	21,354	1,031,825
T-Mobile U.S., Inc. (a)	15,300	446,607
Union Pacific Corp.	7,000	815,150
Visa, Inc. Class A	9,831	2,373,498
W.R. Grace & Co. (a)	3,500	331,100
TOTAL UNITED STATES OF AMERICA		28,525,409
TOTAL COMMON STOCKS (Cost $290,918,842)		340,176,388
Nonconvertible Preferred Stocks - 1.6%

Brazil - 1.0%
Ambev SA sponsored ADR	136,200	909,816
Banco Bradesco SA (PN) sponsored ADR	71,100	1,065,078
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	10,200	426,360
Itau Unibanco Holding SA sponsored ADR	75,000	1,107,000
TOTAL BRAZIL		3,508,254
Colombia - 0.1%
Grupo Aval Acciones y Valores SA	525,754	356,465
Germany - 0.5%
Henkel AG & Co. KGaA	3,000	296,169
Sartorius AG (non-vtg.)	1,050	114,475
Volkswagen AG	6,090	1,297,768
TOTAL GERMANY		1,708,412
United Kingdom - 0.0%
Rolls-Royce Group PLC	7,078,680	11,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,704,650)		5,584,455
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,704,556	$ 2,704,556
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	452,625	452,625
TOTAL MONEY MARKET FUNDS (Cost $3,157,181)		3,157,181
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $299,780,673)		348,918,024
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,402,864
NET ASSETS - 100%		$ 350,320,888
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $336,936 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,978
Fidelity Securities Lending Cash Central Fund	110,200
Total	$ 116,178
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,485,253	$ 31,400,031	$ 20,085,222	$ -
Consumer Staples	37,901,378	19,087,199	18,814,179	-
Energy	14,094,793	6,647,362	7,447,431	-
Financials	73,719,494	33,537,412	40,182,082	-
Health Care	47,021,999	15,198,757	31,823,242	-
Industrials	43,672,266	30,186,330	13,485,936	-
Information Technology	36,382,263	21,380,327	15,001,936	-
Materials	21,426,223	15,220,061	6,206,162	-
Telecommunication Services	14,368,474	6,856,779	7,511,695	-
Utilities	5,688,700	2,678,780	3,009,920	-
Money Market Funds	3,157,181	3,157,181	-	-
Total Investments in Securities:	$ 348,918,024	$ 185,350,219	$ 163,567,805	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 31,040,538
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $443,870) - See accompanying schedule: Unaffiliated issuers (cost $296,623,492)	$ 345,760,843
Fidelity Central Funds (cost $3,157,181)	3,157,181
Total Investments (cost $299,780,673)		$ 348,918,024
Foreign currency held at value (cost $531,237)		530,341
Receivable for investments sold		3,130,638
Receivable for fund shares sold		34,825
Dividends receivable		809,645
Distributions receivable from Fidelity Central Funds		794
Prepaid expenses		1,062
Receivable from investment adviser for expense reductions		886
Other receivables		1,769
Total assets		353,427,984

Liabilities
Payable to custodian bank	$ 268,222
Payable for investments purchased	1,568,693
Payable for fund shares redeemed	167,932
Accrued management fee	237,167
Distribution and service plan fees payable	9,184
Other affiliated payables	54,537
Other payables and accrued expenses	348,736
Collateral on securities loaned, at value	452,625
Total liabilities		3,107,096

Net Assets		$ 350,320,888
Net Assets consist of:
Paid in capital		$ 318,656,094
Undistributed net investment income		5,238,848
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,463,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,889,535
Net Assets		$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,163,958 ÷ 1,145,034 shares)	$ 8.00

Maximum offering price per share (100/94.25 of $8.00)	$ 8.49
Class T: Net Asset Value and redemption price per share ($10,282,207 ÷ 1,278,916 shares)	$ 8.04

Maximum offering price per share (100/96.50 of $8.04)	$ 8.33
Class B: Net Asset Value and offering price per share ($167,965 ÷ 20,859 shares)A	$ 8.05

Class C: Net Asset Value and offering price per share ($4,028,383 ÷ 503,849 shares)A	$ 8.00

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,438,192 ÷ 40,382,479 shares)	$ 8.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,240,183 ÷ 280,204 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 11,693,447
Income from Fidelity Central Funds		116,178
Income before foreign taxes withheld		11,809,625
Less foreign taxes withheld		(748,463)
Total income		11,061,162

Expenses
Management fee Basic fee	$ 2,527,278
Performance adjustment	193,246
Transfer agent fees	465,968
Distribution and service plan fees	109,662
Accounting and security lending fees	187,763
Custodian fees and expenses	227,812
Independent trustees' compensation	1,481
Registration fees	71,601
Audit	96,390
Legal	1,290
Interest	723
Miscellaneous	6,436
Total expenses before reductions	3,889,650
Expense reductions	(2,484)	3,887,166
Net investment income (loss)		7,173,996
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $589,388)	5,722,532
Foreign currency transactions	(82,685)
Total net realized gain (loss)		5,639,847
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $98,574)	(11,108,073)
Assets and liabilities in foreign currencies	(29,837)
Total change in net unrealized appreciation (depreciation)		(11,137,910)
Net gain (loss)		(5,498,063)
Net increase (decrease) in net assets resulting from operations		$ 1,675,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,173,996	$ 5,165,980
Net realized gain (loss)	5,639,847	8,529,722
Change in net unrealized appreciation (depreciation)	(11,137,910)	44,726,463
Net increase (decrease) in net assets resulting from operations	1,675,933	58,422,165
Distributions to shareholders from net investment income	(5,090,375)	(5,845,552)
Distributions to shareholders from net realized gain	(7,679,276)	(9,769,201)
Total distributions	(12,769,651)	(15,614,753)
Share transactions - net increase (decrease)	13,925,925	10,109,727
Redemption fees	3,247	2,498
Total increase (decrease) in net assets	2,835,454	52,919,637

Net Assets
Beginning of period	347,485,434	294,565,797
End of period (including undistributed net investment income of $5,238,848 and undistributed net investment income of $4,647,078, respectively)	$ 350,320,888	$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.13	.09	.13	.11	.08
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.69)	.95
Total from investment operations	.01	1.33	.72	(.58)	1.03
Distributions from net investment income	(.10)	(.13)	(.08)	(.09)	(.04)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.28)	(.37) H	(.08)	(.11)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	.19%	19.00%	10.88%	(8.03)%	16.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.50%	1.57%	1.73%	2.02%
Expenses net of fee waivers, if any	1.44%	1.45%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.42%	1.42%	1.47%
Net investment income (loss)	1.63%	1.21%	1.88%	1.44%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,164	$ 9,034	$ 5,767	$ 4,307	$ 5,029
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.11	.07	.11	.09	.06
Net realized and unrealized gain (loss)	(.12)	1.25	.59	(.68)	.95
Total from investment operations	(.01)	1.32	.70	(.59)	1.01
Distributions from net investment income	(.09)	(.13)	(.06)	(.07)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.27)	(.37)H	(.06)	(.09)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Total ReturnA, B	(.06)%	18.73%	10.52%	(8.08)%	15.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.75%	1.84%	2.02%	2.31%
Expenses net of fee waivers, if any	1.68%	1.70%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.68%	1.67%	1.67%	1.67%	1.72%
Net investment income (loss)	1.38%	.96%	1.63%	1.19%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,282	$ 7,909	$ 2,348	$ 997	$ 1,004
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	(.05)	1.28	.67	(.63)	.98
Distributions from net investment income	(.03)	(.05)	(.02)	(.04)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.21)	(.30)	(.02)	(.06)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Total ReturnA, B	(.56)%	18.05%	10.05%	(8.66)%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.34%	2.51%	2.81%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168	$ 192	$ 220	$ 254	$ 327
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.25	.58	(.69)	.94
Total from investment operations	(.05)	1.29	.66	(.64)	.97
Distributions from net investment income	(.05)	(.08)	(.02)	(.03)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.23)	(.32) H	(.02)	(.05)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	(.57)%	18.30%	9.98%	(8.72)%	15.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.31%	2.51%	2.80%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,028	$ 3,584	$ 2,737	$ 1,396	$ 1,423
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.16	.12	.15	.12	.09
Net realized and unrealized gain (loss)	(.12)	1.24	.58	(.68)	.96
Total from investment operations	.04	1.36	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.06)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39) G	(.10)	(.12)	(.09)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Total ReturnA	.55%	19.48%	11.03%	(7.70)%	16.45%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.16%	1.42%	1.79%
Expenses net of fee waivers, if any	1.04%	1.09%	1.16%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.07%	1.13%	1.17%	1.22%
Net investment income (loss)	2.03%	1.57%	2.16%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,438	$ 324,395	$ 281,979	$ 131,338	$ 60,826
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.15	.11	.14	.12	.10
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	.03	1.35	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.08)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39)G	(.10)	(.12)	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Total ReturnA	.37%	19.40%	11.06%	(7.72)%	16.48%
Ratios to Average Net Assets C, E
Expenses before reductions	1.15%	1.21%	1.27%	1.48%	1.82%
Expenses net of fee waivers, if any	1.15%	1.20%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.15%	1.18%	1.17%	1.17%	1.23%
Net investment income (loss)	1.91%	1.46%	2.13%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,240	$ 2,372	$ 1,514	$ 197	$ 28
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 58,023,153
Gross unrealized depreciation	(10,503,108)
Net unrealized appreciation (depreciation) on securities	$ 47,520,045

Tax Cost	$ 301,397,979

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,259,862
Undistributed long-term capital gain	$ 1,617,012
Capital Loss Carryforward	$ (22,463,295)
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,496,394

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (13,607,298)
2019	(8,855,997)
Total capital loss carryforward	$ (22,463,295)

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the Fund will be limited by approximately $4,535,766 per year.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 9,375,496	$ 15,216,010
Long-term Capital Gains	3,394,155	398,743
Total	$ 12,769,651	$ 15,614,753

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $309,792,512 and $301,150,794, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was ..75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,345	$ 783
Class T	.25%	.25%	45,742	42
Class B	.75%	.25%	1,819	1,368
Class C	.75%	.25%	38,756	4,324
			$ 109,662	$ 6,517

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,209
Class T	1,579
Class B*	44
Class C*	255
$ 4,087

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,151.27
Class T	24,329.27
Class B	548.30
Class C	11,816.30
Total International Equity	398,576.12
Institutional Class	5,548.24
	$ 465,968

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,277,714.33%		$ 723

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,056.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $583 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

7. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $110,200, including $462 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.20%	$ 38
Class C	2.20%	880
		$ 918

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,566.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 114,661	$ 102,760
Class T	92,140	49,034
Class B	757	1,541
Class C	24,034	28,314
Total International Equity	4,825,256	5,630,153
Institutional Class	33,527	33,750
Total	$ 5,090,375	$ 5,845,552

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 201,491	$ 199,811
Class T	179,326	93,853
Class B	4,154	6,990
Class C	83,657	92,492
Total International Equity	7,158,781	9,320,186
Institutional Class	51,867	55,869
Total	$ 7,679,276	$ 9,769,201

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	232,039	510,102	$ 1,877,334	$ 3,880,513
Reinvestment of distributions	38,586	41,103	306,762	293,886
Shares redeemed	(217,382)	(248,440)	(1,752,622)	(1,903,860)
Net increase (decrease)	53,243	302,765	$ 431,474	$ 2,270,539
Class T
Shares sold	525,401	807,518	$ 4,252,382	$ 6,202,497
Reinvestment of distributions	33,829	19,724	270,968	142,209
Shares redeemed	(230,852)	(195,438)	(1,883,437)	(1,518,035)
Net increase (decrease)	328,378	631,804	$ 2,639,913	$ 4,826,671
Class B
Shares sold	2,568	827	$ 21,032	$ 6,304
Reinvestment of distributions	604	1,165	4,866	8,437
Shares redeemed	(5,357)	(8,955)	(43,506)	(69,218)
Net increase (decrease)	(2,185)	(6,963)	$ (17,608)	$ (54,477)
Class C
Shares sold	174,035	129,341	$ 1,421,548	$ 986,204
Reinvestment of distributions	10,201	12,546	81,608	90,328
Shares redeemed	(113,485)	(83,065)	(922,884)	(635,648)
Net increase (decrease)	70,751	58,822	$ 580,272	$ 440,884
Total International Equity
Shares sold	7,329,051	10,376,724	$ 59,640,689	$ 77,880,274
Reinvestment of distributions	1,486,031	2,062,441	11,828,806	14,746,450
Shares redeemed	(7,554,096)	(11,840,491)	(61,144,473)	(90,585,484)
Net increase (decrease)	1,260,986	598,674	$ 10,325,022	$ 2,041,240

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	127,536	142,800	$ 1,054,194	$ 1,078,337
Reinvestment of distributions	10,120	12,587	80,252	89,619
Shares redeemed	(144,685)	(75,629)	(1,167,594)	(583,086)
Net increase (decrease)	(7,029)	79,758	$ (33,148)	$ 584,870

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 72% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Mangement, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/8/14	12/5/14	$0.120	$0.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st, 2014, $1,957,679, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 3% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 67% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.1100	$0.0119

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2014.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ATIEI-UANN-1214
1.853356.106

Fidelity®

Total International Equity
Fund

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Life of fund A
Fidelity® Total International Equity Fund	0.55%	7.47%	-0.80%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Alexander Zavratsky, Co-Portfolio Manager of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares gained 0.55%, compared with an advance of 0.18% for the MSCI ACWI (All Country World Index) ex USA Index. The fund benefited the most from its out-of-index investments in the U.S. Favorable positioning in the U.K. and India also helped. On the negative side, the fund lost ground in Hong Kong, while a significant underweighting in outperforming Canada further detracted. On an individual basis, U.K.-based hotel company InterContinental Hotel Group was the fund's top relative contributor. A stake in Japan-based Astellas Pharma helped, due in part to the firm's September announcement that the U.S. government had approved expanded use of its Xtandi® cancer drug. Selling our holdings in U.K.-based food retailer Tesco in the first half of the year also helped, as sliding sales and a loss in market share steadily eroded its stock price. In contrast, one notable laggard was Andritz, an Austrian industrial engineering firm that saw its stock return -21%. Another performance challenge was the fund's overweighting, on average, in Japanese bank holding company Sumitomo Mitsui Financial Group, about which we became more bearish and ultimately sold the stock during the period.

Note to shareholders: Sammy Simnegar became a Co-Manager on June 21, 2014, succeeding Ashish Swarup.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.44%
Actual		$ 1,000.00	$ 980.40	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class T	1.69%
Actual		$ 1,000.00	$ 980.50	$ 8.44
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.20%
Actual		$ 1,000.00	$ 976.90	$ 10.96
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 978.00	$ 10.97
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.04%
Actual		$ 1,000.00	$ 982.90	$ 5.20
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.15%
Actual		$ 1,000.00	$ 981.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,019.41	$ 5.85

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2014
United Kingdom 15.9%
Japan 13.5%
United States of America* 9.4%
Switzerland 7.8%
France 6.4%
Germany 4.9%
Australia 3.8%
Sweden 3.2%
India 2.8%
Other 32.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
As of April 30, 2014
United Kingdom 15.7%
Japan 12.4%
United States of America* 9.7%
Switzerland 8.2%
France 7.5%
Germany 4.7%
India 4.2%
Korea (South) 3.8%
Sweden 3.4%
Other 30.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets (Liabilities).
Asset Allocation as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	97.0
Short-Term Investments and Net Other Assets (Liabilities)	1.3	3.0
Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.2	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.7	1.4
Prudential PLC (United Kingdom, Insurance)	1.5	1.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	1.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.2	1.8
Bayer AG (Germany, Pharmaceuticals)	1.2	0.9
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.0	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.0	0.8
	14.0
Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.0	20.0
Consumer Discretionary	14.5	13.4
Health Care	13.2	12.0
Industrials	12.7	12.3
Consumer Staples	10.9	12.7
Information Technology	10.6	8.0
Materials	6.0	6.2
Telecommunication Services	4.1	6.0
Energy	4.1	3.5
Utilities	1.6	2.9

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 3.8%
Ansell Ltd.	36,338	$ 637,392
Australia & New Zealand Banking Group Ltd.	71,673	2,120,846
Carsales.com Ltd.	36,462	344,069
CSL Ltd.	42,674	3,012,909
DuluxGroup Ltd.	11,047	52,207
Imdex Ltd. (a)	42,463	22,484
RCG Corp. Ltd.	76,989	41,646
SEEK Ltd.	21,138	310,198
Sydney Airport unit	279,741	1,087,559
Telstra Corp. Ltd.	150,660	749,708
TFS Corp. Ltd.	42,449	58,836
Transurban Group unit	247,376	1,771,684
Westpac Banking Corp.	98,983	3,038,211
TOTAL AUSTRALIA		13,247,749
Austria - 0.4%
Andritz AG	29,961	1,446,258
Zumtobel AG	3,400	59,927
TOTAL AUSTRIA		1,506,185
Bailiwick of Jersey - 0.9%
Shire PLC	32,580	2,186,018
Wolseley PLC	12,722	675,055
WPP PLC	13,800	269,551
TOTAL BAILIWICK OF JERSEY		3,130,624
Belgium - 2.1%
Anheuser-Busch InBev SA NV	41,971	4,654,349
Gimv NV	1,319	59,918
KBC Ancora (a)	4,181	120,952
KBC Groupe SA (a)	38,317	2,052,725
UCB SA	5,288	426,690
TOTAL BELGIUM		7,314,634
Bermuda - 0.8%
Brilliance China Automotive Holdings Ltd.	218,000	376,980
China Gas Holdings Ltd.	218,000	389,758
China Resources Gas Group Ltd.	126,000	360,169
Credicorp Ltd. (United States)	3,700	595,700
Lazard Ltd. Class A	15,500	762,755
Petra Diamonds Ltd. (a)	19,900	52,844
Common Stocks - continued
	Shares	Value
Bermuda - continued
Travelport Worldwide Ltd.	13,500	$ 195,075
Vostok Nafta Investment Ltd. SDR (a)	7,560	48,426
TOTAL BERMUDA		2,781,707
Brazil - 1.5%
Arezzo Industria e Comercio SA	3,500	40,538
BB Seguridade Participacoes SA	40,200	536,346
CCR SA	68,300	508,550
Cetip SA - Mercados Organizado	24,800	314,266
Cielo SA	37,700	619,078
Estacio Participacoes SA	42,300	489,935
Iguatemi Empresa de Shopping Centers SA	28,500	288,692
Kroton Educacional SA	82,200	585,840
Linx SA	11,700	243,075
Qualicorp SA (a)	38,100	387,473
Smiles SA	18,600	321,272
T4F Entretenimento SA (a)	10,200	11,526
Ultrapar Participacoes SA	22,800	497,332
Weg SA	34,700	409,331
TOTAL BRAZIL		5,253,254
British Virgin Islands - 0.1%
Gem Diamonds Ltd. (a)	23,773	59,041
Mail.Ru Group Ltd. GDR (a)(e)	13,900	336,936
TOTAL BRITISH VIRGIN ISLANDS		395,977
Canada - 0.8%
Canadian Pacific Railway Ltd.	4,766	991,343
Imperial Oil Ltd.	14,900	716,940
Pason Systems, Inc.	5,600	134,006
Potash Corp. of Saskatchewan, Inc.	20,800	709,974
ShawCor Ltd. Class A	2,000	88,106
TOTAL CANADA		2,640,369
Cayman Islands - 2.5%
51job, Inc. sponsored ADR (a)	1,100	33,770
58.com, Inc. ADR	900	35,613
Alibaba Group Holding Ltd. sponsored ADR	4,900	483,140
Autohome, Inc. ADR Class A	5,800	306,762
Baidu.com, Inc. sponsored ADR (a)	2,100	501,417
Bitauto Holdings Ltd. ADR (a)	3,800	318,136
Haitian International Holdings Ltd.	146,000	313,181
Melco Crown Entertainment Ltd. sponsored ADR	13,900	377,246
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sands China Ltd.	319,200	$ 1,990,886
SouFun Holdings Ltd. ADR	34,200	333,450
Tencent Holdings Ltd.	173,300	2,785,325
Wynn Macau Ltd.	374,800	1,354,942
TOTAL CAYMAN ISLANDS		8,833,868
China - 0.3%
China Pacific Insurance Group Co. Ltd. (H Shares)	144,200	539,619
PICC Property & Casualty Co. Ltd. (H Shares)	226,000	414,583
TOTAL CHINA		954,202
Colombia - 0.1%
Grupo de Inversiones Suramerica SA	19,997	415,782
Denmark - 1.5%
A.P. Moller - Maersk A/S Series B	415	967,017
Jyske Bank A/S (Reg.) (a)	16,554	891,873
Novo Nordisk A/S Series B sponsored ADR	71,000	3,207,780
Spar Nord Bank A/S	13,331	134,668
TOTAL DENMARK		5,201,338
Egypt - 0.1%
Commercial International Bank SAE sponsored GDR	58,000	394,400
Finland - 0.6%
Kone Oyj (B Shares)	7,500	322,373
Sampo Oyj (A Shares)	28,753	1,375,335
Tikkurila Oyj	20,380	420,886
TOTAL FINLAND		2,118,594
France - 6.4%
Atos Origin SA	13,703	946,001
AXA SA	60,106	1,386,675
BNP Paribas SA	31,354	1,970,064
Bureau Veritas SA	12,800	316,476
Cap Gemini SA	15,902	1,045,401
Coface SA	3,500	43,597
GDF Suez	48,569	1,178,027
Havas SA	98,586	796,853
Ingenico SA	3,033	302,050
Laurent-Perrier Group SA	859	68,893
LVMH Moet Hennessy - Louis Vuitton SA	2,185	370,606
Orange SA	80,300	1,278,406
Pernod Ricard SA	2,500	284,559
Common Stocks - continued
	Shares	Value
France - continued
Publicis Groupe SA (a)	4,400	$ 304,751
Renault SA	10,111	750,480
Safran SA	25,714	1,627,287
Saft Groupe SA	1,254	37,243
Sanofi SA	31,612	2,868,476
Schneider Electric SA	8,290	653,236
Total SA	70,715	4,221,919
Vetoquinol SA	1,500	67,670
Virbac SA	460	102,867
Vivendi SA	61,109	1,491,371
Zodiac Aerospace	9,900	301,905
TOTAL FRANCE		22,414,813
Germany - 4.4%
Allianz SE	13,864	2,204,683
alstria office REIT-AG	2,900	35,956
BASF AG	24,471	2,153,968
Bayer AG	28,312	4,025,113
CompuGroup Medical AG	6,146	140,944
Continental AG	3,983	781,887
CTS Eventim AG	7,966	210,034
Fielmann AG	2,158	140,705
Fresenius SE & Co. KGaA	18,300	941,385
GEA Group AG	16,708	768,306
Linde AG	18,149	3,346,694
Siemens AG	4,547	512,872
TOTAL GERMANY		15,262,547
Greece - 0.2%
Folli Follie SA	11,900	389,216
Greek Organization of Football Prognostics SA	29,900	362,327
Titan Cement Co. SA (Reg.)	4,344	96,299
TOTAL GREECE		847,842
Hong Kong - 0.2%
AIA Group Ltd.	59,200	330,361
Galaxy Entertainment Group Ltd.	62,000	423,950
TOTAL HONG KONG		754,311
India - 2.8%
Apollo Hospitals Enterprise Ltd. (a)	15,570	282,558
Asian Paints India Ltd.	30,401	324,794
Axis Bank Ltd. (a)	52,112	384,077
Common Stocks - continued
	Shares	Value
India - continued
Exide Industries Ltd.	107,368	$ 275,273
Grasim Industries Ltd.	5,109	306,582
Havells India Ltd.	76,303	354,870
HCL Technologies Ltd.	17,231	451,903
HDFC Bank Ltd.	33,095	536,647
Housing Development Finance Corp. Ltd.	79,086	1,424,279
ICICI Bank Ltd. (a)	17,048	452,744
ITC Ltd. (a)	105,347	609,107
Jyothy Laboratories Ltd. (a)	16,584	67,645
Larsen & Toubro Ltd. (a)	21,630	582,912
LIC Housing Finance Ltd.	60,567	356,663
Lupin Ltd.	15,749	364,643
Mahindra & Mahindra Ltd. (a)	20,039	426,065
Motherson Sumi Systems Ltd.	40,123	274,716
Sun Pharmaceutical Industries Ltd.	38,990	536,574
Sun TV Ltd.	66,511	353,725
Tata Consultancy Services Ltd.	16,606	706,544
Tata Motors Ltd. (a)	54,875	479,423
Titan Co. Ltd. (a)	58,658	385,323
TOTAL INDIA		9,937,067
Indonesia - 1.4%
PT ACE Hardware Indonesia Tbk	4,495,200	301,708
PT Astra International Tbk	1,051,800	589,756
PT Bank Central Asia Tbk	634,800	685,293
PT Bank Rakyat Indonesia Tbk	638,600	585,211
PT Global Mediacom Tbk	2,698,800	438,017
PT Indocement Tunggal Prakarsa Tbk	208,900	414,037
PT Jasa Marga Tbk	697,200	366,556
PT Media Nusantara Citra Tbk	1,468,800	340,512
PT Semen Gresik (Persero) Tbk	330,800	434,523
PT Surya Citra Media Tbk	1,114,500	311,970
PT Tower Bersama Infrastructure Tbk	500,800	368,887
TOTAL INDONESIA		4,836,470
Ireland - 1.2%
Actavis PLC (a)	4,600	1,116,604
CRH PLC sponsored ADR	61,429	1,376,624
FBD Holdings PLC	5,372	90,881
Common Stocks - continued
	Shares	Value
Ireland - continued
James Hardie Industries PLC:
CDI	15,656	$ 166,997
sponsored ADR	29,355	1,565,502
TOTAL IRELAND		4,316,608
Israel - 0.6%
Azrieli Group	13,296	426,821
Ituran Location & Control Ltd.	1,761	36,083
Sarine Technologies Ltd.	39,000	90,445
Strauss Group Ltd.	4,359	70,309
Teva Pharmaceutical Industries Ltd. sponsored ADR	27,109	1,530,845
TOTAL ISRAEL		2,154,503
Italy - 0.8%
Azimut Holding SpA	25,814	602,982
Beni Stabili SpA SIIQ	222,926	153,508
Interpump Group SpA	51,891	676,283
Intesa Sanpaolo SpA	305,700	898,684
Telecom Italia SpA (a)	550,300	623,645
TOTAL ITALY		2,955,102
Japan - 13.5%
Air Water, Inc.	3,000	47,821
Aozora Bank Ltd.	215,000	755,705
Artnature, Inc.	8,000	108,188
Asahi Co. Ltd.	4,800	53,370
Astellas Pharma, Inc.	195,000	3,026,497
Autobacs Seven Co. Ltd.	4,400	64,547
Azbil Corp.	4,700	113,343
Broadleaf Co. Ltd.	3,200	50,576
Coca-Cola Central Japan Co. Ltd.	30,700	552,387
Cosmos Pharmaceutical Corp.	700	100,085
Daiichikosho Co. Ltd.	1,600	40,378
Daikokutenbussan Co. Ltd.	5,000	145,488
DENSO Corp.	74,700	3,423,772
Dentsu, Inc.	19,400	721,283
East Japan Railway Co.	21,300	1,663,599
Fanuc Corp.	7,300	1,286,521
Fast Retailing Co. Ltd.	3,900	1,449,854
Fujitsu Ltd.	97,000	589,708
Glory Ltd.	2,100	54,116
Goldcrest Co. Ltd.	6,860	124,110
Harmonic Drive Systems, Inc.	6,000	77,459
Common Stocks - continued
	Shares	Value
Japan - continued
Hitachi Ltd.	154,000	$ 1,210,051
Hoya Corp.	34,500	1,220,846
Itochu Corp.	135,300	1,635,580
Iwatsuka Confectionary Co. Ltd.	1,400	75,625
Japan Tobacco, Inc.	75,600	2,579,401
KDDI Corp.	20,400	1,339,657
Keyence Corp.	6,121	2,966,131
Kobayashi Pharmaceutical Co. Ltd.	1,500	92,590
Koshidaka Holdings Co. Ltd.	4,000	68,304
Kyoto Kimono Yuzen Co. Ltd.	2,600	23,428
Lasertec Corp.	4,500	56,303
Medikit Co. Ltd.	1,500	46,739
Meiko Network Japan Co. Ltd.	2,700	30,360
Miraial Co. Ltd.	2,400	36,953
Mitsubishi Electric Corp.	60,000	773,628
Mitsubishi UFJ Financial Group, Inc.	488,100	2,845,240
Mitsui Fudosan Co. Ltd.	63,000	2,026,486
Nabtesco Corp.	3,800	91,962
Nagaileben Co. Ltd.	6,100	117,248
ND Software Co. Ltd.	3,000	53,760
Nihon M&A Center, Inc.	1,500	43,109
Nihon Parkerizing Co. Ltd.	7,000	167,088
Nippon Seiki Co. Ltd.	3,000	63,909
Nippon Telegraph & Telephone Corp.	21,500	1,337,705
NS Tool Co. Ltd.	3,800	43,645
OBIC Co. Ltd.	4,000	142,796
OMRON Corp.	16,900	799,956
ORIX Corp.	62,000	860,575
OSG Corp.	12,400	202,197
Paramount Bed Holdings Co. Ltd.	1,300	36,975
San-Ai Oil Co. Ltd.	8,000	55,377
Seven & i Holdings Co., Ltd.	34,700	1,355,248
Seven Bank Ltd.	423,000	1,766,618
SHO-BOND Holdings Co. Ltd.	22,700	877,134
Shoei Co. Ltd.	5,900	90,165
SK Kaken Co. Ltd.	1,000	76,533
SoftBank Corp.	7,500	545,996
Software Service, Inc.	1,600	60,932
Sony Financial Holdings, Inc.	43,700	697,658
Sumitomo Mitsui Trust Holdings, Inc.	272,920	1,114,257
Techno Medica Co. Ltd.	1,800	38,980
TFP Consulting Group Co. Ltd.	2,000	58,346
Common Stocks - continued
	Shares	Value
Japan - continued
The Nippon Synthetic Chemical Industry Co. Ltd.	10,000	$ 61,056
TKC Corp.	3,000	58,894
Tocalo Co. Ltd.	2,800	52,819
Toyota Motor Corp.	31,700	1,907,618
Tsutsumi Jewelry Co. Ltd.	2,000	49,193
USS Co. Ltd.	128,500	2,022,333
Workman Co. Ltd.	2,000	104,531
Yamato Kogyo Co. Ltd.	23,400	758,043
TOTAL JAPAN		47,188,785
Kenya - 0.4%
East African Breweries Ltd.	96,600	307,781
Kenya Commercial Bank Ltd.	481,600	296,121
Safaricom Ltd.	6,274,300	855,746
TOTAL KENYA		1,459,648
Korea (South) - 1.7%
Bgf Retail (a)	1,204	76,199
Coway Co. Ltd.	7,564	574,457
KEPCO Plant Service & Engineering Co. Ltd.	3,828	312,455
Leeno Industrial, Inc.	1,964	77,778
NAVER Corp.	1,947	1,366,322
Samsung Electronics Co. Ltd.	3,127	3,620,463
TOTAL KOREA (SOUTH)		6,027,674
Luxembourg - 0.2%
RTL Group SA	6,227	578,698
Samsonite International SA	79,100	262,828
TOTAL LUXEMBOURG		841,526
Malaysia - 0.3%
Astro Malaysia Holdings Bhd	337,500	338,595
Public Bank Bhd	94,100	530,305
Tune Insurance Holdings Bhd	441,000	290,939
TOTAL MALAYSIA		1,159,839
Malta - 0.1%
Brait SA	51,016	383,346
Mexico - 1.6%
Banregio Grupo Financiero S.A.B. de CV	56,700	327,916
Consorcio ARA S.A.B. de CV (a)	230,655	106,196
Fomento Economico Mexicano S.A.B. de CV:
unit	68,500	658,841
Common Stocks - continued
	Shares	Value
Mexico - continued
Fomento Economico Mexicano S.A.B. de CV: - continued
sponsored ADR	5,833	$ 561,368
Grupo Aeroportuario del Pacifico SA de CV Series B	51,900	353,111
Grupo Aeroportuario del Sureste SA de CV Series B	32,100	429,120
Grupo Aeroportuario Norte S.A.B. de CV	66,000	328,818
Grupo Financiero Banorte S.A.B. de CV Series O	104,300	669,116
Grupo Mexico SA de CV Series B	153,100	526,051
Grupo Televisa SA de CV	98,400	711,133
Megacable Holdings S.A.B. de CV unit	71,300	326,631
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	27,600	350,620
Qualitas Controladora S.A.B. de CV	101,200	261,750
TOTAL MEXICO		5,610,671
Netherlands - 1.6%
Aalberts Industries NV	7,600	202,336
ASM International NV (depositary receipt)	1,050	34,367
Heijmans NV (Certificaten Van Aandelen)	8,481	115,207
ING Groep NV (Certificaten Van Aandelen) (a)	253,023	3,623,381
Reed Elsevier NV	69,904	1,608,778
VastNed Retail NV	3,438	156,974
TOTAL NETHERLANDS		5,741,043
Nigeria - 0.3%
Dangote Cement PLC	262,417	340,596
Guaranty Trust Bank PLC GDR (Reg. S)	38,400	295,680
Nigerian Breweries PLC	277,569	271,453
TOTAL NIGERIA		907,729
Norway - 0.3%
Statoil ASA	40,700	931,437
Philippines - 0.7%
Alliance Global Group, Inc.	722,700	406,490
GT Capital Holdings, Inc.	16,525	371,308
Jollibee Food Corp.	14,560	63,458
Metropolitan Bank & Trust Co.	159,590	292,820
Robinsons Retail Holdings, Inc.	203,460	289,559
SM Investments Corp.	22,980	400,441
SM Prime Holdings, Inc.	1,147,600	446,103
TOTAL PHILIPPINES		2,270,179
Common Stocks - continued
	Shares	Value
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	10,200	$ 683,400
NOVATEK OAO GDR (Reg. S)	5,000	537,000
TOTAL RUSSIA		1,220,400
Singapore - 0.3%
Singapore Telecommunications Ltd.	325,000	956,565
South Africa - 2.7%
Alexander Forbes Group Holding (a)	440,894	343,769
Aspen Pharmacare Holdings Ltd.	18,700	667,044
Bidvest Group Ltd.	20,332	559,226
Clicks Group Ltd.	126,095	858,563
Coronation Fund Managers Ltd.	35,200	304,776
FirstRand Ltd.	131,700	563,588
Life Healthcare Group Holdings Ltd.	93,500	353,494
Mr Price Group Ltd.	21,800	450,932
MTN Group Ltd.	69,800	1,544,115
Nampak Ltd.	122,830	500,797
Naspers Ltd. Class N	17,300	2,152,966
Remgro Ltd.	21,400	490,834
Sanlam Ltd.	78,100	493,181
TOTAL SOUTH AFRICA		9,283,285
Spain - 2.0%
Amadeus IT Holding SA Class A	29,964	1,100,197
Banco Bilbao Vizcaya Argentaria SA	136,679	1,528,739
Iberdrola SA	212,300	1,500,753
Inditex SA	84,310	2,368,214
Prosegur Compania de Seguridad SA (Reg.)	83,576	490,152
TOTAL SPAIN		6,988,055
Sweden - 3.2%
ASSA ABLOY AB (B Shares)	38,500	2,039,145
Atlas Copco AB (A Shares)	57,159	1,649,558
Fagerhult AB	46,655	859,284
H&M Hennes & Mauritz AB (B Shares)	37,639	1,497,068
Intrum Justitia AB	24,563	729,823
Meda AB (A Shares)	38,100	500,491
Nordea Bank AB	137,267	1,760,417
Svenska Cellulosa AB (SCA) (B Shares)	24,726	552,841
Svenska Handelsbanken AB (A Shares)	30,315	1,445,517
TOTAL SWEDEN		11,034,144
Common Stocks - continued
	Shares	Value
Switzerland - 7.8%
Compagnie Financiere Richemont SA Series A	4,451	$ 374,483
Credit Suisse Group AG	49,298	1,313,486
Nestle SA	103,458	7,586,996
Novartis AG	64,870	6,020,122
Roche Holding AG (participation certificate)	22,895	6,756,352
Schindler Holding AG:
(participation certificate)	6,511	909,503
(Reg.)	2,251	304,610
SGS SA (Reg.)	150	329,263
Syngenta AG (Switzerland)	1,602	495,431
UBS AG (NY Shares)	188,297	3,272,602
TOTAL SWITZERLAND		27,362,848
Taiwan - 1.2%
Addcn Technology Co. Ltd.	4,000	38,469
Delta Electronics, Inc.	95,000	569,035
Giant Manufacturing Co. Ltd.	41,000	331,458
Merida Industry Co. Ltd.	49,500	341,395
Taiwan Semiconductor Manufacturing Co. Ltd.	661,035	2,861,034
TOTAL TAIWAN		4,141,391
Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	57,700	428,613
Bangkok Dusit Medical Services PCL (For. Reg.)	585,700	332,499
Bumrungrad Hospital PCL (For. Reg.)	86,300	352,344
Kasikornbank PCL (For. Reg.)	85,800	621,429
TOTAL THAILAND		1,734,885
Turkey - 0.6%
Albaraka Turk Katilim Bankasi A/S	81,907	57,856
Coca-Cola Icecek Sanayi A/S	53,889	1,229,241
TAV Havalimanlari Holding A/S	51,000	427,935
Tofas Turk Otomobil Fabrikasi A/S	8,618	54,089
Tupras Turkiye Petrol Rafinelleri A/S	19,000	412,458
TOTAL TURKEY		2,181,579
United Arab Emirates - 0.2%
DP World Ltd.	16,669	319,378
First Gulf Bank PJSC	79,996	395,297
TOTAL UNITED ARAB EMIRATES		714,675
United Kingdom - 15.9%
Advanced Computer Software Group PLC	22,800	39,391
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Al Noor Hospitals Group PLC	21,900	$ 356,991
AstraZeneca PLC (United Kingdom)	33,328	2,434,557
Babcock International Group PLC	46,423	813,178
BAE Systems PLC	295,421	2,167,747
Bank of Georgia Holdings PLC	7,100	290,761
Barclays PLC	447,074	1,719,410
Bellway PLC	6,228	174,252
Berendsen PLC	45,355	732,799
BG Group PLC	134,327	2,238,698
BHP Billiton PLC	109,137	2,819,730
British American Tobacco PLC (United Kingdom)	5,000	283,388
Britvic PLC	11,317	123,196
BT Group PLC	52,775	311,126
Bunzl PLC	44,657	1,210,871
Burberry Group PLC	14,300	350,227
Compass Group PLC	81,207	1,306,863
Dechra Pharmaceuticals PLC	9,000	109,132
Derwent London PLC	2,000	95,054
Diageo PLC	10,651	314,123
Elementis PLC	34,808	146,946
GlaxoSmithKline PLC	87,497	1,978,654
Great Portland Estates PLC	13,372	146,851
H&T Group PLC	10,000	25,435
Hilton Food Group PLC	5,400	32,394
HSBC Holdings PLC sponsored ADR	68,466	3,493,135
Imperial Tobacco Group PLC	43,447	1,884,204
Informa PLC	181,654	1,397,747
InterContinental Hotel Group PLC ADR	60,596	2,303,254
Intertek Group PLC	7,000	304,807
ITE Group PLC	20,600	56,104
ITV PLC	361,119	1,172,695
Johnson Matthey PLC	27,877	1,326,250
Liberty Global PLC Class A (a)	16,700	759,349
Meggitt PLC	14,039	101,309
National Grid PLC	152,291	2,259,993
Next PLC	5,900	608,294
Persimmon PLC	3,737	87,459
Prudential PLC	228,088	5,281,612
Reckitt Benckiser Group PLC	34,751	2,918,537
Rolls-Royce Group PLC	78,652	1,060,659
Rotork PLC	10,003	408,846
Royal Dutch Shell PLC Class A sponsored ADR	36,429	2,615,238
Common Stocks - continued
	Shares	Value
United Kingdom - continued
SABMiller PLC	50,863	$ 2,868,135
Shaftesbury PLC	56,637	648,712
Spectris PLC	5,970	172,095
Spirax-Sarco Engineering PLC	5,107	232,836
Standard Chartered PLC (United Kingdom)	23,349	350,954
Ted Baker PLC	2,775	86,342
Ultra Electronics Holdings PLC	4,501	125,644
Unite Group PLC	84,677	578,405
Vodafone Group PLC sponsored ADR	75,826	2,518,940
TOTAL UNITED KINGDOM		55,843,329
United States of America - 8.1%
A.O. Smith Corp.	6,400	341,440
AbbVie, Inc.	8,429	534,904
Altria Group, Inc.	16,000	773,440
ANSYS, Inc. (a)	400	31,424
Autoliv, Inc.	17,154	1,573,708
Berkshire Hathaway, Inc. Class B (a)	6,816	955,331
BorgWarner, Inc.	30,394	1,733,066
Broadridge Financial Solutions, Inc.	1,140	50,080
Constellation Brands, Inc. Class A (sub. vtg.) (a)	9,100	833,014
Cummins, Inc.	7,091	1,036,562
Dril-Quip, Inc. (a)	870	78,257
Evercore Partners, Inc. Class A	1,160	60,053
FMC Technologies, Inc. (a)	11,403	639,024
Google, Inc.:
Class A (a)	2,890	1,641,144
Class C (a)	1,890	1,056,661
International Flavors & Fragrances, Inc.	3,300	327,195
Kansas City Southern	2,600	319,254
Kennedy-Wilson Holdings, Inc.	5,283	143,116
Las Vegas Sands Corp.	5,600	348,656
Martin Marietta Materials, Inc.	11,080	1,295,474
MasterCard, Inc. Class A	27,890	2,335,788
Mead Johnson Nutrition Co. Class A	5,700	566,067
Mohawk Industries, Inc. (a)	8,535	1,212,311
National Oilwell Varco, Inc.	4,046	293,901
Oceaneering International, Inc.	9,038	635,100
Philip Morris International, Inc.	13,200	1,174,932
PPG Industries, Inc.	1,800	366,642
Praxair, Inc.	2,200	277,178
PriceSmart, Inc.	7,385	657,487
Common Stocks - continued
	Shares	Value
United States of America - continued
ResMed, Inc. (d)	11,020	$ 575,464
ResMed, Inc. CDI	129,128	679,013
Solera Holdings, Inc.	18,894	981,543
SS&C Technologies Holdings, Inc. (a)	21,354	1,031,825
T-Mobile U.S., Inc. (a)	15,300	446,607
Union Pacific Corp.	7,000	815,150
Visa, Inc. Class A	9,831	2,373,498
W.R. Grace & Co. (a)	3,500	331,100
TOTAL UNITED STATES OF AMERICA		28,525,409
TOTAL COMMON STOCKS (Cost $290,918,842)		340,176,388
Nonconvertible Preferred Stocks - 1.6%

Brazil - 1.0%
Ambev SA sponsored ADR	136,200	909,816
Banco Bradesco SA (PN) sponsored ADR	71,100	1,065,078
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	10,200	426,360
Itau Unibanco Holding SA sponsored ADR	75,000	1,107,000
TOTAL BRAZIL		3,508,254
Colombia - 0.1%
Grupo Aval Acciones y Valores SA	525,754	356,465
Germany - 0.5%
Henkel AG & Co. KGaA	3,000	296,169
Sartorius AG (non-vtg.)	1,050	114,475
Volkswagen AG	6,090	1,297,768
TOTAL GERMANY		1,708,412
United Kingdom - 0.0%
Rolls-Royce Group PLC	7,078,680	11,324
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,704,650)		5,584,455
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,704,556	$ 2,704,556
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	452,625	452,625
TOTAL MONEY MARKET FUNDS (Cost $3,157,181)		3,157,181
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $299,780,673)		348,918,024
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,402,864
NET ASSETS - 100%		$ 350,320,888
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $336,936 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,978
Fidelity Securities Lending Cash Central Fund	110,200
Total	$ 116,178
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 51,485,253	$ 31,400,031	$ 20,085,222	$ -
Consumer Staples	37,901,378	19,087,199	18,814,179	-
Energy	14,094,793	6,647,362	7,447,431	-
Financials	73,719,494	33,537,412	40,182,082	-
Health Care	47,021,999	15,198,757	31,823,242	-
Industrials	43,672,266	30,186,330	13,485,936	-
Information Technology	36,382,263	21,380,327	15,001,936	-
Materials	21,426,223	15,220,061	6,206,162	-
Telecommunication Services	14,368,474	6,856,779	7,511,695	-
Utilities	5,688,700	2,678,780	3,009,920	-
Money Market Funds	3,157,181	3,157,181	-	-
Total Investments in Securities:	$ 348,918,024	$ 185,350,219	$ 163,567,805	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 31,040,538
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $443,870) - See accompanying schedule: Unaffiliated issuers (cost $296,623,492)	$ 345,760,843
Fidelity Central Funds (cost $3,157,181)	3,157,181
Total Investments (cost $299,780,673)		$ 348,918,024
Foreign currency held at value (cost $531,237)		530,341
Receivable for investments sold		3,130,638
Receivable for fund shares sold		34,825
Dividends receivable		809,645
Distributions receivable from Fidelity Central Funds		794
Prepaid expenses		1,062
Receivable from investment adviser for expense reductions		886
Other receivables		1,769
Total assets		353,427,984

Liabilities
Payable to custodian bank	$ 268,222
Payable for investments purchased	1,568,693
Payable for fund shares redeemed	167,932
Accrued management fee	237,167
Distribution and service plan fees payable	9,184
Other affiliated payables	54,537
Other payables and accrued expenses	348,736
Collateral on securities loaned, at value	452,625
Total liabilities		3,107,096

Net Assets		$ 350,320,888
Net Assets consist of:
Paid in capital		$ 318,656,094
Undistributed net investment income		5,238,848
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,463,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,889,535
Net Assets		$ 350,320,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($9,163,958 ÷ 1,145,034 shares)	$ 8.00

Maximum offering price per share (100/94.25 of $8.00)	$ 8.49
Class T: Net Asset Value and redemption price per share ($10,282,207 ÷ 1,278,916 shares)	$ 8.04

Maximum offering price per share (100/96.50 of $8.04)	$ 8.33
Class B: Net Asset Value and offering price per share ($167,965 ÷ 20,859 shares)A	$ 8.05

Class C: Net Asset Value and offering price per share ($4,028,383 ÷ 503,849 shares)A	$ 8.00

Total International Equity: Net Asset Value, offering price and redemption price per share ($324,438,192 ÷ 40,382,479 shares)	$ 8.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,240,183 ÷ 280,204 shares)	$ 7.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 11,693,447
Income from Fidelity Central Funds		116,178
Income before foreign taxes withheld		11,809,625
Less foreign taxes withheld		(748,463)
Total income		11,061,162

Expenses
Management fee Basic fee	$ 2,527,278
Performance adjustment	193,246
Transfer agent fees	465,968
Distribution and service plan fees	109,662
Accounting and security lending fees	187,763
Custodian fees and expenses	227,812
Independent trustees' compensation	1,481
Registration fees	71,601
Audit	96,390
Legal	1,290
Interest	723
Miscellaneous	6,436
Total expenses before reductions	3,889,650
Expense reductions	(2,484)	3,887,166
Net investment income (loss)		7,173,996
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $589,388)	5,722,532
Foreign currency transactions	(82,685)
Total net realized gain (loss)		5,639,847
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $98,574)	(11,108,073)
Assets and liabilities in foreign currencies	(29,837)
Total change in net unrealized appreciation (depreciation)		(11,137,910)
Net gain (loss)		(5,498,063)
Net increase (decrease) in net assets resulting from operations		$ 1,675,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,173,996	$ 5,165,980
Net realized gain (loss)	5,639,847	8,529,722
Change in net unrealized appreciation (depreciation)	(11,137,910)	44,726,463
Net increase (decrease) in net assets resulting from operations	1,675,933	58,422,165
Distributions to shareholders from net investment income	(5,090,375)	(5,845,552)
Distributions to shareholders from net realized gain	(7,679,276)	(9,769,201)
Total distributions	(12,769,651)	(15,614,753)
Share transactions - net increase (decrease)	13,925,925	10,109,727
Redemption fees	3,247	2,498
Total increase (decrease) in net assets	2,835,454	52,919,637

Net Assets
Beginning of period	347,485,434	294,565,797
End of period (including undistributed net investment income of $5,238,848 and undistributed net investment income of $4,647,078, respectively)	$ 350,320,888	$ 347,485,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.27	$ 7.31	$ 6.67	$ 7.36	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.13	.09	.13	.11	.08
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.69)	.95
Total from investment operations	.01	1.33	.72	(.58)	1.03
Distributions from net investment income	(.10)	(.13)	(.08)	(.09)	(.04)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.28)	(.37) H	(.08)	(.11)	(.07)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.27	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	.19%	19.00%	10.88%	(8.03)%	16.17%
Ratios to Average Net Assets D, F
Expenses before reductions	1.44%	1.50%	1.57%	1.73%	2.02%
Expenses net of fee waivers, if any	1.44%	1.45%	1.45%	1.45%	1.50%
Expenses net of all reductions	1.44%	1.43%	1.42%	1.42%	1.47%
Net investment income (loss)	1.63%	1.21%	1.88%	1.44%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,164	$ 9,034	$ 5,767	$ 4,307	$ 5,029
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.32	$ 7.37	$ 6.73	$ 7.41	$ 6.40
Income from Investment Operations
Net investment income (loss) C	.11	.07	.11	.09	.06
Net realized and unrealized gain (loss)	(.12)	1.25	.59	(.68)	.95
Total from investment operations	(.01)	1.32	.70	(.59)	1.01
Distributions from net investment income	(.09)	(.13)	(.06)	(.07)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.27)	(.37)H	(.06)	(.09)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.04	$ 8.32	$ 7.37	$ 6.73	$ 7.41
Total ReturnA, B	(.06)%	18.73%	10.52%	(8.08)%	15.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.68%	1.75%	1.84%	2.02%	2.31%
Expenses net of fee waivers, if any	1.68%	1.70%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.68%	1.67%	1.67%	1.67%	1.72%
Net investment income (loss)	1.38%	.96%	1.63%	1.19%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,282	$ 7,909	$ 2,348	$ 997	$ 1,004
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 7.33	$ 6.68	$ 7.37	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	(.05)	1.28	.67	(.63)	.98
Distributions from net investment income	(.03)	(.05)	(.02)	(.04)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.21)	(.30)	(.02)	(.06)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.05	$ 8.31	$ 7.33	$ 6.68	$ 7.37
Total ReturnA, B	(.56)%	18.05%	10.05%	(8.66)%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.34%	2.51%	2.81%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 168	$ 192	$ 220	$ 254	$ 327
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 7.31	$ 6.67	$ 7.36	$ 6.39
Income from Investment Operations
Net investment income (loss) C	.07	.04	.08	.05	.03
Net realized and unrealized gain (loss)	(.12)	1.25	.58	(.69)	.94
Total from investment operations	(.05)	1.29	.66	(.64)	.97
Distributions from net investment income	(.05)	(.08)	(.02)	(.03)	-
Distributions from net realized gain	(.18)	(.25)	-	(.02)	-
Total distributions	(.23)	(.32) H	(.02)	(.05)	-
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 8.00	$ 8.28	$ 7.31	$ 6.67	$ 7.36
Total ReturnA, B	(.57)%	18.30%	9.98%	(8.72)%	15.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.26%	2.31%	2.51%	2.80%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.18%	2.17%	2.17%	2.22%
Net investment income (loss)	.87%	.46%	1.13%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,028	$ 3,584	$ 2,737	$ 1,396	$ 1,423
Portfolio turnover rateE	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 7.32	$ 6.69	$ 7.37	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.16	.12	.15	.12	.09
Net realized and unrealized gain (loss)	(.12)	1.24	.58	(.68)	.96
Total from investment operations	.04	1.36	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.06)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39) G	(.10)	(.12)	(.09)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.29	$ 7.32	$ 6.69	$ 7.37
Total ReturnA	.55%	19.48%	11.03%	(7.70)%	16.45%
Ratios to Average Net Assets C, E
Expenses before reductions	1.04%	1.09%	1.16%	1.42%	1.79%
Expenses net of fee waivers, if any	1.04%	1.09%	1.16%	1.20%	1.25%
Expenses net of all reductions	1.04%	1.07%	1.13%	1.17%	1.22%
Net investment income (loss)	2.03%	1.57%	2.16%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,438	$ 324,395	$ 281,979	$ 131,338	$ 60,826
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 8.26	$ 7.30	$ 6.67	$ 7.35	$ 6.41
Income from Investment Operations
Net investment income (loss) B	.15	.11	.14	.12	.10
Net realized and unrealized gain (loss)	(.12)	1.24	.59	(.68)	.95
Total from investment operations	.03	1.35	.73	(.56)	1.05
Distributions from net investment income	(.12)	(.15)	(.10)	(.10)	(.08)
Distributions from net realized gain	(.18)	(.25)	-	(.02)	(.03)
Total distributions	(.30)	(.39)G	(.10)	(.12)	(.11)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 7.99	$ 8.26	$ 7.30	$ 6.67	$ 7.35
Total ReturnA	.37%	19.40%	11.06%	(7.72)%	16.48%
Ratios to Average Net Assets C, E
Expenses before reductions	1.15%	1.21%	1.27%	1.48%	1.82%
Expenses net of fee waivers, if any	1.15%	1.20%	1.20%	1.20%	1.25%
Expenses net of all reductions	1.15%	1.18%	1.17%	1.17%	1.23%
Net investment income (loss)	1.91%	1.46%	2.13%	1.69%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,240	$ 2,372	$ 1,514	$ 197	$ 28
Portfolio turnover rateD	85%	89%	110%	75%	67%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 58,023,153
Gross unrealized depreciation	(10,503,108)
Net unrealized appreciation (depreciation) on securities	$ 47,520,045

Tax Cost	$ 301,397,979

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,259,862
Undistributed long-term capital gain	$ 1,617,012
Capital Loss Carryforward	$ (22,463,295)
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,496,394

Capital loss carry forwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2012 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration:
2017	$ (13,607,298)
2019	(8,855,997)
Total capital loss carryforward	$ (22,463,295)

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the Fund will be limited by approximately $4,535,766 per year.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 9,375,496	$ 15,216,010
Long-term Capital Gains	3,394,155	398,743
Total	$ 12,769,651	$ 15,614,753

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $309,792,512 and $301,150,794, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was ..75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,345	$ 783
Class T	.25%	.25%	45,742	42
Class B	.75%	.25%	1,819	1,368
Class C	.75%	.25%	38,756	4,324
			$ 109,662	$ 6,517

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,209
Class T	1,579
Class B*	44
Class C*	255
$ 4,087

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 25,151.27
Class T	24,329.27
Class B	548.30
Class C	11,816.30
Total International Equity	398,576.12
Institutional Class	5,548.24
	$ 465,968

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,277,714.33%		$ 723

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,056.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $583 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash

Annual Report

7. Security Lending - continued

Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $110,200, including $462 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.20%	$ 38
Class C	2.20%	880
		$ 918

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $1,566.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 114,661	$ 102,760
Class T	92,140	49,034
Class B	757	1,541
Class C	24,034	28,314
Total International Equity	4,825,256	5,630,153
Institutional Class	33,527	33,750
Total	$ 5,090,375	$ 5,845,552

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 201,491	$ 199,811
Class T	179,326	93,853
Class B	4,154	6,990
Class C	83,657	92,492
Total International Equity	7,158,781	9,320,186
Institutional Class	51,867	55,869
Total	$ 7,679,276	$ 9,769,201

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	232,039	510,102	$ 1,877,334	$ 3,880,513
Reinvestment of distributions	38,586	41,103	306,762	293,886
Shares redeemed	(217,382)	(248,440)	(1,752,622)	(1,903,860)
Net increase (decrease)	53,243	302,765	$ 431,474	$ 2,270,539
Class T
Shares sold	525,401	807,518	$ 4,252,382	$ 6,202,497
Reinvestment of distributions	33,829	19,724	270,968	142,209
Shares redeemed	(230,852)	(195,438)	(1,883,437)	(1,518,035)
Net increase (decrease)	328,378	631,804	$ 2,639,913	$ 4,826,671
Class B
Shares sold	2,568	827	$ 21,032	$ 6,304
Reinvestment of distributions	604	1,165	4,866	8,437
Shares redeemed	(5,357)	(8,955)	(43,506)	(69,218)
Net increase (decrease)	(2,185)	(6,963)	$ (17,608)	$ (54,477)
Class C
Shares sold	174,035	129,341	$ 1,421,548	$ 986,204
Reinvestment of distributions	10,201	12,546	81,608	90,328
Shares redeemed	(113,485)	(83,065)	(922,884)	(635,648)
Net increase (decrease)	70,751	58,822	$ 580,272	$ 440,884
Total International Equity
Shares sold	7,329,051	10,376,724	$ 59,640,689	$ 77,880,274
Reinvestment of distributions	1,486,031	2,062,441	11,828,806	14,746,450
Shares redeemed	(7,554,096)	(11,840,491)	(61,144,473)	(90,585,484)
Net increase (decrease)	1,260,986	598,674	$ 10,325,022	$ 2,041,240

Annual Report

10. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	127,536	142,800	$ 1,054,194	$ 1,078,337
Reinvestment of distributions	10,120	12,587	80,252	89,619
Shares redeemed	(144,685)	(75,629)	(1,167,594)	(583,086)
Net increase (decrease)	(7,029)	79,758	$ (33,148)	$ 584,870

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 72% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Mangement, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present) and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay on December 8, 2014, to shareholders of record at the opening of business on December 5, 2014, a distribution of $0.040 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.130 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st, 2014, $1,957,679, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 66% of the dividends distributed in December 2013 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/09/2013	$0.1124	$0.0119

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below its competitive median for 2013 and the total expense ratio of each of Class A, Class T, Class B, Class C, and Institutional Class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, Institutional Class, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, 1.20%, and 1.20% through December 31, 2014.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.)
Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

TIE-UANN-1214
1.912357.104

Item 2. Code of Ethics

As of the end of the period, October 31, 2014, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Global Equity Income Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, and Fidelity Total International Equity Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$6,000	$600
Fidelity Global Equity Income Fund	$46,000	$-	$6,000	$600
Fidelity International Small Cap Fund	$124,000	$-	$6,900	$800
Fidelity International Small Cap Opportunities Fund	$50,000	$-	$5,800	$700
Fidelity International Value Fund	$48,000	$-	$5,800	$600
Fidelity Series Emerging Markets Fund	$42,000	$-	$6,900	$2,300
Fidelity Series International Small Cap Fund	$45,000	$-	$5,800	$1,200
Fidelity Series International Value Fund	$45,000	$-	$5,800	$3,300
Fidelity Total International Equity Fund	$57,000	$-	$6,700	$700

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$6,000	$500
Fidelity Global Equity Income Fund	$46,000	$-	$5,900	$500
Fidelity International Small Cap Fund	$125,000	$-	$6,900	$600
Fidelity International Small Cap Opportunities Fund	$51,000	$-	$5,800	$600
Fidelity International Value Fund	$49,000	$-	$5,800	$500
Fidelity Series Emerging Markets Fund	$42,000	$-	$6,900	$1,600
Fidelity Series International Small Cap Fund	$45,000	$-	$5,800	$900
Fidelity Series International Value Fund	$45,000	$-	$5,800	$2,300
Fidelity Total International Equity Fund	$58,000	$-	$6,700	$600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the "Funds"):

Services Billed by PwC

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$53,000	$-	$5,300	$1,700
Fidelity Global Commodity Stock Fund	$42,000	$-	$3,000	$1,800
Fidelity International Discovery Fund	$80,000	$-	$11,300	$5,600
Fidelity International Growth Fund	$56,000	$-	$5,400	$1,900
Fidelity Series International Growth Fund	$58,000	$-	$10,000	$6,100
Fidelity Total Emerging Markets Fund	$60,000	$-	$4,500	$1,700

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$53,000	$-	$5,200	$1,500
Fidelity Global Commodity Stock Fund	$42,000	$-	$2,700	$1,700
Fidelity International Discovery Fund	$83,000	$-	$11,000	$5,000
Fidelity International Growth Fund	$59,000	$-	$5,200	$1,600
Fidelity Series International Growth Fund	$56,000	$-	$5,900	$5,100
Fidelity Total Emerging Markets Fund	$60,000	$-	$4,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$150,000	$1,010,000
Tax Fees	$-	$-
All Other Fees	$590,000	$800,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$4,430,000	$5,395,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2014 A	October 31, 2013 A
PwC	$5,700,000	$6,345,000
Deloitte Entities	$1,890,000	$1,985,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 26, 2014